AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 28, 1995

                                                   1933 ACT FILE NO. 2-22019
                                                   1940 ACT FILE NO. 811-1241
==============================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                  FORM N-1A
                            REGISTRATION STATEMENT
                                    UNDER
                          THE SECURITIES ACT OF 1933             [X]
                       POST-EFFECTIVE AMENDMENT NO. 61           [X]
                                     AND
                            REGISTRATION STATEMENT
                                    UNDER
                      THE INVESTMENT COMPANY ACT OF 1940         [X]
                               AMENDMENT NO. 34                  [X]
                           EATON VANCE GROWTH TRUST
                 -------------------------------------------
                      (FORMERLY EATON VANCE GROWTH FUND)
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                24 FEDERAL STREET, BOSTON, MASSACHUSETTS 02110
                ----------------------------------------------
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                 617-482-8260
                           ------------------------
                       (REGISTRANT'S TELEPHONE NUMBER)
                                 THOMAS OTIS
                24 FEDERAL STREET, BOSTON, MASSACHUSETTS 02110
                   ----------------------------------------
                   (NAME AND ADDRESS OF AGENT FOR SERVICE)

    It is proposed that this filing will become effective on December 29, 1995 pursuant to paragraph (b) of Rule 485.

    The exhibit index required by Rule 483(a) under the Securities Act of 1933 is located on page in the sequential numbering system of the manually signed copy of this Registration Statement.

    Greater China Growth Portfolio and Growth Portfolio have also executed this Registration Statement.

                       CALCULATION OF REGISTRATION FEE
------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                 AMOUNT OF    PROPOSED MAXIMUM    PROPOSED AGGREGATE     AMOUNT OF
TITLE OF SECURITIES            SHARES BEING    OFFERING PRICE         MAXIMUM          REGISTRATION
 BEING REGISTERED               REGISTERED        PER SHARE         OFFERING PRICE          FEE
---------------------------------------------------------------------------------------------------

Shares of Beneficial Interest   7,424,540         $12.10<F1>        $89,836,934<F2>        $100
---------------------------------------------------------------------------------------------------

<F1> Computed under Rule 457(d) on the basis of the maximum aggregate offering price per share at the close of business on December 15, 1995.
<F2> Registrant elects to calculate the maximum aggregate offering price pursuant to Rule 24e-2 for those series with a fiscal year end of August 31, 1995. $268,764,321 of shares were redeemed during the fiscal year ended August 31,
     1995. $179,217,382 of shares were used for reductions pursuant to Paragraph (c) of Rule 24f-2 during such fiscal year. $89,546,939 of shares redeemed are being used for the reduction of the registration fee in this Amendment.
     While no fee is required for the $89,546,939 of shares, the Registrant has elected to register, for $100, an additional $290,000 of shares.

    The Registrant has filed a Declaration pursuant to Rule 24f-2, and on October 19, 1995, filed its "Notice" as required by that Rule for the fiscal year ended August 31, 1995. Registrant continues its election to register an indefinite number of shares of beneficial interest pursuant to Rule 24f-2.
==============================================================================

    This Amendment to the registration statement on Form N-1A consists of the following documents and papers:
    Cross Reference Sheets required by Rule 481(a) under the Securities Act of 1933

    Part A -- The Prospectuses of:
              EV Classic Greater China Growth Fund
              EV Marathon Greater China Growth Fund
              EV Traditional Greater China Growth Fund
              EV Classic Growth Fund EV Marathon Growth Fund
              EV Traditional Growth Fund
              EV Marathon Gold & Natural Resources Fund

    Part B -- The Statements of Additional Information of:
              EV Classic Greater China Growth Fund
              EV Marathon Greater China Growth Fund
              EV Traditional Greater China Growth Fund
              EV Classic Growth Fund
              EV Marathon Growth Fund
              EV Traditional Growth Fund
              EV Marathon Gold & Natural Resources Fund

    Part C -- Other Information

    Signatures

    Exhibit Index Required by Rule 483(a) under the Securities Act of 1933

    Exhibits

    This Amendment is not intended to amend the Prospectuses and Statements of Additional Information of any Series of the Registrant not identified above.

                           EATON VANCE GROWTH TRUST
                     EV CLASSIC GREATER CHINA GROWTH FUND
                    EV MARATHON GREATER CHINA GROWTH FUND
                   EV TRADITIONAL GREATER CHINA GROWTH FUND

                            CROSS REFERENCE SHEET
                         ITEMS REQUIRED BY FORM N-1A
                         ---------------------------

PART A
ITEM NO.            ITEM CAPTION                                             PROSPECTUS CAPTION
------              --------                               -------------------------------------------------------

 1. ..............  Cover Page                             Cover Page
 2. ..............  Synopsis                               Shareholder and Fund Expenses
 3. ..............  Condensed Financial Information        The Fund's Financial Highlights; Performance
                                                             Information
 4. ..............  General Description of Registrant      The Fund's Investment Objective; The Portfolio's
                                                             Investment Opportunities in the China Region; How the
                                                             Fund and the Portfolio Invest their Assets;
                                                             Special Investment Methods and Risk Factors;
                                                             Organization of the Fund and the Portfolio
 5. ..............  Management of the Fund                 Management of the Fund and the Portfolio
 5A...............  Management's Discussion of Fund        Not Applicable
                      Performance
 6. ..............  Capital Stock and Other Securities     Organization of the Fund and the Portfolio; Reports to
                                                             Shareholders; The Lifetime Investing Account/
                                                             Distribution Options; Distributions and Taxes
 7. ..............  Purchase of Securities Being Offered   Valuing Fund Shares; How to Buy Fund Shares;
                                                             Distribution Plan (or Service Plan for the
                                                             Traditional Fund); The Lifetime Investing Account/
                                                             Distribution Options; The Eaton Vance Exchange
                                                             Privilege; Eaton Vance Shareholder Services;
                                                             Statement of Intention and Escrow Agreement
                                                             (Traditional Fund only)
 8. ..............  Redemption or Repurchase               How to Redeem Fund Shares
 9. ..............  Pending Legal Proceedings              Not Applicable


PART B
ITEM NO.            ITEM CAPTION                                 STATEMENT OF ADDITIONAL INFORMATION CAPTION
------              --------                               -------------------------------------------------------
10. ..............  Cover Page                             Cover Page
11. ..............  Table of Contents                      Table of Contents
12. ..............  General Information and History        Other Information
13. ..............  Investment Objective and Policies      Additional Information about Investment Objectives;
                                                             Investment Restrictions
14. ..............  Management of the Fund                 Trustees and Officers; Fees and Expenses
15. ..............  Control Persons and Principal Holders  Control Persons and Principal Holders of Securities
                      of Securities
16. ..............  Investment Advisory and Other          Management of the Fund; Distribution Plan (or Service
                      Services                               Plan for the Traditional Fund); Custodian;
                                                             Independent Certified Public Accountants; Fees and
                                                             Expenses
17. ..............  Brokerage Allocation and Other         Portfolio Security Transactions; Fees and Expenses
                      Practices
18. ..............  Capital Stock and Other Securities     Other Information
19. ..............  Purchase, Redemption and Pricing of    Determination of Net Asset Value; Service for
                      Securities Being Offered               Withdrawal; Services for Accumulation (Traditional
                                                             Fund only); Principal Underwriter; Distribution Plan
                                                             (or Service Plan for the Traditional Fund); Fees and
                                                             Expenses
20. ..............  Tax Status                             Taxes
21. ..............  Underwriters                           Principal Underwriter; Fees and Expenses
22. ..............  Calculation of Performance Data        Investment Performance
23. ..............  Financial Statements                   Financial Statements

                           EATON VANCE GROWTH TRUST
                            EV CLASSIC GROWTH FUND
                           EV MARATHON GROWTH FUND
                          EV TRADITIONAL GROWTH FUND

                            CROSS REFERENCE SHEET
                         ITEMS REQUIRED BY FORM N-1A
                         ---------------------------

PART A
ITEM NO.            ITEM CAPTION                                             PROSPECTUS CAPTION
------              --------                               -------------------------------------------------------

 1. ..............  Cover Page                             Cover Page
 2. ..............  Synopsis                               Shareholder and Fund Expenses
 3. ..............  Condensed Financial Information        The Fund's Financial Highlights; Performance
                                                             Information
 4. ..............  General Description of Registrant      The Fund's Investment Objective; Investment Policies
                                                             and Risks; Organization of the Fund and the Portfolio
 5. ..............  Management of the Fund                 Management of the Fund and the Portfolio
 5A...............  Management's Discussion of Fund        Not Applicable
                      Performance
 6. ..............  Capital Stock and Other Securities     Organization of the Fund and the Portfolio; Reports to
                                                             Shareholders; The Lifetime Investing Account/
                                                             Distribution Options; Distributions and Taxes
 7. ..............  Purchase of Securities Being Offered   Valuing Fund Shares; How to Buy Fund Shares;
                                                             Distribution Plan (or Service Plan for the
                                                             Traditional Fund); The Lifetime Investing Account/
                                                             Distribution Options; The Eaton Vance Exchange
                                                             Privilege; Eaton Vance Shareholder Services;
                                                             Statement of Intention and Escrow Agreement
                                                             (Traditional Fund only)
 8. ..............  Redemption or Repurchase               How to Redeem Fund Shares
 9. ..............  Pending Legal Proceedings              Not Applicable


PART B
ITEM NO.            ITEM CAPTION                                 STATEMENT OF ADDITIONAL INFORMATION CAPTION
------              --------                               -------------------------------------------------------
10. ..............  Cover Page                             Cover Page
11. ..............  Table of Contents                      Table of Contents
12. ..............  General Information and History        Other Information
13. ..............  Investment Objective and Policies      Investment Objective, Policies and Restrictions
14. ..............  Management of the Fund                 Trustees and Officers; Fees and Expenses
15. ..............  Control Persons and Principal Holders  Control Persons and Principal Holders of Securities
                      of Securities
16. ..............  Investment Advisory and Other          Investment Adviser and Administrator; Distribution Plan
                      Services                               (or Service Plan for the Traditional Fund);
                                                             Custodian; Independent Certified Public Accountants;
                                                             Fees and Expenses
17. ..............  Brokerage Allocation and Other         Portfolio Security Transactions; Fees and Expenses
                      Practices
18. ..............  Capital Stock and Other Securities     Other Information
19. ..............  Purchase, Redemption and Pricing of    Determination of Net Asset Value; Service for
                      Securities Being Offered               Withdrawal; Services for Accumulation (Traditional
                                                             Fund only); Principal Underwriter; Distribution Plan
                                                             (or Service Plan for the Traditional Fund); Fees and
                                                             Expenses
20. ..............  Tax Status                             Taxes
21. ..............  Underwriters                           Principal Underwriter; Fees and Expenses
22. ..............  Calculation of Performance Data        Investment Performance
23. ..............  Financial Statements                   Financial Statements

                           EATON VANCE GROWTH TRUST
                  EV MARATHON GOLD & NATURAL RESOURCES FUND

                            CROSS REFERENCE SHEET
                         ITEMS REQUIRED BY FORM N-1A
                         ---------------------------

PART A
ITEM NO.            ITEM CAPTION                                             PROSPECTUS CAPTION
------              --------                               -------------------------------------------------------
 1. ..............  Cover Page                             Cover Page
 2. ..............  Synopsis                               Shareholder and Fund Expenses
 3. ..............  Condensed Financial Information        The Fund's Financial Highlights; Performance
                                                             Information
 4. ..............  General Description of Registrant      The Fund's Investment Objective; How the Fund Invests
                                                             its Assets; Special Considerations; Organization of
                                                             the Fund
 5. ..............  Management of the Fund                 Management of the Fund
 5A...............  Management's Discussion of Fund        Not Applicable
                      Performance
 6. ..............  Capital Stock and Other Securities     Organization of the Fund; Reports to Shareholders; The
                                                             Lifetime Investing Account/Distribution Options;
                                                             Distributions and Taxes
 7. ..............  Purchase of Securities Being Offered   Valuing Fund Shares; How to Buy Fund Shares;
                                                             Distribution Plan; The Lifetime Investing Account/
                                                             Distribution Options; The Eaton Vance Exchange
                                                             Privilege; Eaton Vance Shareholder Services
 8. ..............  Redemption or Repurchase               How to Redeem Fund Shares
 9. ..............  Pending Legal Proceedings              Not Applicable

PART B
ITEM NO.            ITEM CAPTION                                 STATEMENT OF ADDITIONAL INFORMATION CAPTION
------              --------                               -------------------------------------------------------
10. ..............  Cover Page                             Cover Page
11. ..............  Table of Contents                      Table of Contents
12. ..............  General Information and History        Other Information
13. ..............  Investment Objective and Policies      Investment Objective and Policies; Investment
                                                             Restrictions
14. ..............  Management of the Fund                 Trustees and Officers
15. ..............  Control Persons and Principal Holders  Control Persons and Principal Holders of Securities
                      of Securities
16. ..............  Investment Advisory and Other          Investment Adviser; Distribution Plan; Custodian;
                      Services                               Independent Certified Public Accountants
17. ..............  Brokerage Allocation and Other         Portfolio Security Transactions
                      Practices
18. ..............  Capital Stock and Other Securities     Other Information
19. ..............  Purchase, Redemption and Pricing of    Determination of Net Asset Value; Service for
                      Securities Being Offered               Withdrawal; Principal Underwriter; Distribution Plan
20. ..............  Tax Status                             Taxes
21. ..............  Underwriters                           Principal Underwriter
22. ..............  Calculation of Performance Data        Investment Performance
23. ..............  Financial Statements                   Financial Statements

                                     PART A
                      INFORMATION REQUIRED IN A PROSPECTUS


                                  EV CLASSIC
                          GREATER CHINA GROWTH FUND
------------------------------------------------------------------------------


EV CLASSIC GREATER CHINA GROWTH FUND (THE "FUND") IS A MUTUAL FUND SEEKING LONG-TERM CAPITAL APPRECIATION THROUGH PURCHASE OF AN INTEREST IN A SEPARATE INVESTMENT COMPANY WHICH INVESTS IN EQUITY SECURITIES OF COMPANIES WHICH, IN THE OPINION OF THE INVESTMENT ADVISER, WILL BENEFIT FROM THE ECONOMIC DEVELOPMENT AND GROWTH OF THE PEOPLE'S REPUBLIC OF CHINA. ACCORDINGLY, THE FUND INVESTS ITS ASSETS IN GREATER CHINA GROWTH PORTFOLIO (THE "PORTFOLIO"), A DIVERSIFIED OPEN-END INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND, RATHER THAN BY DIRECTLY INVESTING IN AND MANAGING ITS OWN PORTFOLIO OF SECURITIES AS WITH HISTORICALLY STRUCTURED MUTUAL FUNDS. A SIGNIFICANT PERCENTAGE OF THE PORTFOLIO WILL BE INVESTED IN THE SECURITIES MARKETS OF COUNTRIES IN THE CHINA REGION, INCLUDING HONG KONG, CHINA, TAIWAN, SOUTH KOREA, SINGAPORE, MALAYSIA, THAILAND, INDONESIA AND THE PHILIPPINES. THE FUND IS A SEPARATE SERIES OF EATON VANCE GROWTH TRUST (THE "TRUST").


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Shares of the Fund involve investment risks, including fluctuations in value and the possible loss of some or all of the principal investment.


This Prospectus is designed to provide you with information you should know before investing. Please retain this document for future reference. A Statement of Additional Information dated January 1, 1996 for the Fund, as supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge from the Fund's principal underwriter, Eaton Vance Distributors, Inc. (the "Principal Underwriter"), 24 Federal Street, Boston, MA 02110 (telephone (800) 225-6265). The sponsor and manager of the Fund and the administrator of the Portfolio is Eaton Vance Management, 24 Federal Street, Boston, MA 02110 (the "Manager"). The Portfolio's investment adviser is Lloyd George Investment Management (Bermuda) Limited (the "Adviser"). The principal business address of the Adviser is 3808 One Exchange Square, Central, Hong Kong.

------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------

                                                          PAGE                                                        PAGE
Shareholder and Fund Expenses ............................   2  Valuing Fund Shares ..................................  19
The Fund's Financial Highlights ..........................   3  How to Buy Fund Shares ...............................  20
The Fund's Investment Objective ..........................   5  How to Redeem Fund Shares ............................  21
The Portfolio's Investment Opportunities in                     Reports to Shareholders ..............................  22
  the China Region .......................................   5  The Lifetime Investing Account/Distribution
How the Fund and the Portfolio Invest their Assets........   8    Options ............................................  22
Special Investment Methods and Risk Factors ..............   9  The Eaton Vance Exchange Privilege ...................  23
Organization of the Fund and the Portfolio ...............  14  Eaton Vance Shareholder Services .....................  24
Management of the Fund and the Portfolio .................  15  Distributions and Taxes ..............................  25
Distribution Plan ........................................  18  Performance Information ..............................  26
--------------------------------------------------------------------------------------------------------------------------

                       PROSPECTUS DATED JANUARY 1, 1996

SHAREHOLDER AND FUND EXPENSES
-----------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES
-----------------------------------------------------------------------------------------------------------------
Sales Charge Imposed on Purchases of Shares                                                                  None
Sales Charges Imposed on Reinvested Distributions                                                            None
Fees to Exchange Shares                                                                                      None
Contingent Deferred Sales Charge Imposed on Redemption During the First Year (as a
  percentage of redemption proceeds exclusive of all reinvestments and capital
  appreciation in the account)                                                                              1.00%
ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES (as a percentage of average daily net assets)
-----------------------------------------------------------------------------------------------------------------
Management Fees (including management fees paid by the Fund and investment advisory and administration fees paid by the Portfolio of 0.25%, 0.74% and 0.24%,
  respectively)                                                                                             1.23%
Rule 12b-1 Distribution (and Service) Fees                                                                  1.00%
Other Expenses                                                                                              0.81%
                                                                                                            ----
    Total Operating Expenses                                                                                3.04%
                                                                                                            ====
EXAMPLE                                                            1 YEAR       3 YEARS      5 YEARS     10 YEARS
-----------------------------------------------------------------------------------------------------------------
An investor would pay the following expenses (including a
contingent deferred sales charge in the case of redemption
during the first year after purchase) on a $1,000 investment, assuming (a) 5% annual return and (b) redemption at the end of
each period:                                                         $41          $94         $160         $336
An investor would pay the following expenses on the same
investment, assuming (a) 5% return and (b) no redemptions:           $31          $94         $160         $336

NOTES:
The table and Example summarize the aggregate expenses of the Fund and the Portfolio and are designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund. Information for the Fund is based on its expenses for the most recent fiscal year.

The Fund invests exclusively in the Portfolio. The Trustees believe the aggregate per share expenses of the Fund and the Portfolio should approximate, and over time may be less than, the per share expenses the Fund would incur if the Trust retained the services of an investment adviser for the Fund and the Fund's assets were invested directly in the type of securities being held by the Portfolio.

The Example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. Federal regulations require the Example to assume a 5% annual return, but actual return will vary. For further information regarding the expenses of both the Fund and the Portfolio see "The Fund's Financial Highlights", "Organization of the Fund and the Portfolio", "Management of the Fund and the Portfolio", and "How to Redeem Fund Shares". A long-term shareholder in the Fund may pay more than the economic equivalent of the maximum front-end sales charge permitted by a rule of the National Association of Securities Dealers, Inc. See "Distribution Plan".

No contingent deferred sales charge is imposed on (a) shares purchased more than one year prior to redemption, (b) shares acquired through the reinvestment of distributions or (c) any appreciation in value of other shares in the account (see "How to Redeem Fund Shares"), and no such charge is imposed on exchanges of Fund shares for shares of one or more other funds listed under "The Eaton Vance Exchange Privilege."

Other investment companies and investors with different distribution arrangements and fees are investing in the Portfolio and others may do so in the future. See "Organization of the Fund and the Portfolio".

THE FUND'S FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------

The following information should be read in conjunction with the audited financial statements included in the Fund's annual report to shareholders which is incorporated by reference into the Statement of Additional Information in reliance upon the report of Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. Further information regarding the performance of the Fund is contained in the Fund's annual report to shareholders which may be obtained without charge by contacting the Principal Underwriter, Eaton Vance Distributors, Inc.
------------------------------------------------------------------------------

                                                                               FOR THE YEAR ENDED AUGUST 31,
                                                                               -----------------------------
                                                                                1995                  1994*
                                                                               -------               -------
NET ASSET VALUE, beginning of period                                           $ 9.030               $10.000
                                                                               -------               -------
Income (loss) from investment operations:
  Net investment loss                                                          $(0.037)              $(0.033)
  Net realized and unrealized loss on investments                               (0.853)               (0.937)
                                                                               -------               -------
    Total income (loss) from investment operations                             $(0.890)              $(0.970)
                                                                               -------               -------
Less distributions:
  In excess of net investment income                                           $(0.020)             $  --
                                                                               -------               -------
NET ASSET VALUE, end of year                                                   $ 8.120               $ 9.030
                                                                               =======               =======
TOTAL RETURN(1)                                                                  (9.85)%               (9.70)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                                      $21,208               $26,430
  Ratio of net expenses to average daily net assets(2)                            3.04%                 2.75%+
  Ratio of net investment loss to average daily net assets                       (0.59)%               (0.74)%+

 *  For the period from December 28, 1993 (start of business) to August 31, 1994.
 +  Computed on an annualized basis.
(1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the record date. Total return is computed on a non-annualized basis.
(2) Includes the Fund's share of Greater China Growth Portfolio's allocated expenses.

                                  [MAP PAGE]

THE FUND'S INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------

THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK LONG-TERM CAPITAL APPRECIATION. The Fund seeks to meet its investment objective by investing its assets in the Greater China Growth Portfolio (the "Portfolio"), a separate registered investment company which invests primarily in equity securities of companies which, in the opinion of the Adviser, will benefit from the economic development and growth of the People's Republic of China ("China"). A significant percentage of the Portfolio's assets will be invested in the securities markets of countries in the China region, consisting of Hong Kong, China, Taiwan, South Korea, Singapore, Malaysia, Thailand, Indonesia and the Philippines (collectively, the "China Region").


The Fund is intended for long-term investors and is not intended to be a complete investment program. A prospective investor should take into account personal objectives and other investments when considering the purchase of Fund shares. The Fund cannot assure achievement of its investment objective. See "How the Fund and the Portfolio Invest their Assets" for further information. The investment objective of the Fund and the Portfolio are nonfundamental. See "Organization of the Fund and the Portfolio -- Special Information on the Fund/Portfolio Investment Structure" for further information. In addition, investments in issuers of the China Region involve possible risks not typically associated with issuers in the United States. See "Special Investment Methods and Risk Factors" for further information.

THE PORTFOLIO'S INVESTMENT OPPORTUNITIES IN THE CHINA REGION
------------------------------------------------------------------------------

THE FOLLOWING IS A GENERAL DISCUSSION OF THE ECONOMIES AND SECURITIES MARKETS IN WHICH THE PORTFOLIO MAY INVEST. There can be no assurance that the Portfolio will be able to capitalize on the factors described herein. Opinions expressed herein are the good faith opinions of the Portfolio's Adviser, Lloyd George Investment Management (Bermuda) Limited. Unless otherwise indicated, all amounts are expressed in United States dollars.

Over the past twenty years the performance of the major Asian securities markets has generally been better than that of markets in Europe and the United States. In the past five years, the newly emerging securities markets of the China Region have demonstrated significant growth in market capitalization, in numbers of listed securities and in the volume of transactions. Over the same period, the underlying economies of the region have grown against a background of the high savings rates characteristic of many Asian societies and generally moderate inflation. According to the Asian Development Bank forecasts, the economies of Southeast Asia, excluding Japan, are forecast to grow by 7.4% in 1996.

The following graph shows the average growth in gross domestic product ("GDP") from 1990 to 1995 for the main countries in Southeast Asia, compared with the United States.

[GRAPHIC OMITTED: bar chart:
 AVERAGE GROSS DOMESTIC PRODUCT GROWTH (1990-1995)
 THAILAND           8.92%
 CHINA              9.97
 MAYLASIA           8.65
 SINGAPORE          8.22
 SOUTH KOREA        6.04
 INDONESIA          6.87
 TAIWAN             6.50
 HONG KONG          5.18
 PHILIPPINES        2.50
 UNITED STATES      2.12
 SOURCE: LLOYD GEORGE MANAGEMENT (HONG KONG) LIMITED]

A PARTICULARLY SIGNIFICANT FACTOR WITHIN THE REGION OVER THE LAST 13 YEARS HAS BEEN THE INCREASING INFLUENCE WHICH CHINA HAS HAD IN THE DETERMINATION OF THE ECONOMIC DEVELOPMENT OF CERTAIN COUNTRIES. This influence has been principally in providing manufacturing facilities, in providing a market for goods and services and in creating a demand for export outlets, both directly and indirectly, through for example Hong Kong.


The stages of China's economic development are discussed below. The effect has been an increase in economic integration among the countries in the China Region. The links between China and Hong Kong, between China and Taiwan and between China and other countries within the region, where there is a significant Chinese element of the population, have by now been strengthened to a degree which makes a reversal unlikely. Moreover, although these links have been developed to a stage where economic co-operation in trade operates smoothly, the full potential of the market, both in terms of domestic consumption and of export growth, has hardly begun to be realized. It is based upon this potential that the Manager and Adviser perceive an investment opportunity that may be exploited by the Fund and the Portfolio.

CHINA -- CHINA'S POPULATION, ESTIMATED AT 1.3 BILLION, IS THE HIGHEST OF ANY COUNTRY IN THE WORLD. China has had for many centuries a well deserved reputation for being closed to foreigners, with trade with the outside world being carried on under terms of extreme restriction and under central control. Such conditions were maintained in the first thirty years of the Communist regime which began in 1949; however there have been several stages of evolution, from the institution of an industrialization program in the 1950s to a modernization policy commencing in 1978 which combined economic development with the beginnings of opening the country. The economic reform plan thus begun was designed to bring in foreign investment capital and technological skills. The result has been a move towards a more mixed economy away from the previous centrally planned economy. The process of devolving responsibility for all aspects of enterprise to local management and authorities continues, even though the system of socialism with Chinese characteristics involves considerable influence by the central government on production and marketing.


The economic plans covering the last decade of the century include objectives to quadruple the country's 1980 industrial and agricultural output by the year 2000, to increase the export element of the economy and to continue to open the country with further development of the designated special investment areas. Average annual GDP growth rate between 1989 and 1994 was 9.2%. The current Five Year Plan anticipates an annual growth rate of 6%, but some senior leaders have called for this to be increased significantly.


In order to attract foreign investment China has since 1978 designated certain areas of the country where overseas investors can receive special investment incentives and tax concessions. There are five Special Economic Zones (Shenzhen, Shantou and Zhuhai in Guangdong Province, Xiamen in Fujian Province and Hainan Island, which itself is a province). Fourteen coastal cities have been designated as "open cities" and certain Open Economic Zones have been established in coastal areas. Shanghai has established the Pudong New Area. Twenty-seven High and New Technology Industrial Development Zones have been approved where preferential treatment is given to enterprises which are confirmed as technology intensive.


AS A RESULT, FOREIGN DIRECT INVESTMENT IN CHINA HAS INCREASED SUBSTANTIALLY IN THE LAST TEN YEARS. The contracted value of foreign investment in China was over $70.8 billion in 1994. Investment by Taiwan in Fujian Province continues to grow. Most of Hong Kong's manufacturing investment has been in Guangdong Province, and more than 2.5 million workers are now employed in the Province working for Hong Kong companies.

Since the beginning of 1992, China has indicated a willingness to speed up reform of the economy. GDP grew by 11.8% in 1994 with gross industrial output rising by 21.4%. Most notably among the high echelons of the Chinese leadership, Deng Xiaoping has made a number of vigorously pro-reform statements since he visited Shenzhen in January 1992 to demonstrate support for the way in which the province of Guangdong is conducting its affairs. Other senior Chinese Leaders have reaffirmed the principle of economic reform.


Exports continue to rise strongly, although China remains vulnerable to United States economic conditions and possible trade sanctions, unless it liberalizes current import restrictions and improves its human rights record. However, imports are also expected to rise and may outstrip exports in terms of growth rates.

1993 figures show the extent to which Southeast China, and Guangdong Province in particular, is ahead of the rest of the country in economic performance. Its industrial output grew by over 50.5% during 1993; exports increased by more than 11.8% during 1993 following a 34% growth in 1992. In 1993 Guangdong Province accounted for some 40.7% of total exports and for more than 10.3% of GDP although having only 5.5% of the population.

THERE ARE CURRENTLY TWO OFFICIALLY RECOGNIZED SECURITIES EXCHANGES IN CHINA -- THE SHANGHAI SECURITIES EXCHANGE WHICH OPENED IN DECEMBER 1990 AND THE SHENZHEN STOCK EXCHANGE WHICH OPENED IN JULY 1991. Shares traded on these Exchanges are of two types -- "A" shares which can be traded only by Chinese investors and "B" shares which can be traded only by individuals and corporations not resident in China.

In Shanghai, all "B" Shares are denominated in Chinese renminbi ("RMB") but all transactions in "B" Shares must be settled in US dollars, and all distributions made on "B" Shares are payable in US dollars, the exchange rate being the weighted average exchange rate for the US dollar as published by the Shanghai Foreign Exchange Adjustment Centre. In Shenzhen, the purchase and sale prices for "B" Shares are quoted in Hong Kong dollars. Dividends and other lawful revenue derived from "B" Shares are calculated in RMB but payable in Hong Kong dollars, the rate of exchange being the average rate published by the Shenzhen Foreign Exchange Adjustment Centre. There are no foreign exchange restrictions on the repatriation of gains made on or income derived from "B" Shares, subject to the payment of taxes imposed by China thereon.

Company law relating to companies limited by shares and regulations regarding the issuing of shares by equity joint ventures have not yet been developed on a national basis. The Shenzhen municipality issued regulations in 1992 relating to joint stock companies, and the Shanghai municipality has a draft joint stock company law under review. Regulations governing the trading of securities on both the Shenzhen and the Shanghai stock exchanges have been issued by each municipality; there is no national securities legislation as yet.


As of December 6, 1995, 184 companies had shares listed on The Shanghai Securities Exchange, of which 36 also had "B" Shares listed. The total market capitalization of the "B" shares of these companies as at that date (which includes equities and bonds) was approximately U.S. $1.52 billion. As of the same date, 125 companies had shares listed on The Shenzhen Stock Exchange, of which 33 also had "B" Shares listed. The total market capitalization of the "B" Shares at that date was approximately HK $6.41 billion (U.S. $625.6 million).

HONG KONG -- AS A TRADE ENTREPOT AND FINANCE CENTER, HONG KONG'S VIABILITY HAS BEEN INEXORABLY LINKED TO MAINLAND CHINA SINCE THE ESTABLISHMENT OF THE COLONY IN 1841. HONG KONG REMAINS CHINA'S LARGEST TRADE PARTNER AND ITS LEADING FOREIGN INVESTOR. In 1995, visible trade between Hong Kong and China exceeded $33.4 billion.


In the last two decades there has been a structural change in Hong Kong's economy, with growth in the services sector outpacing manufacturing growth. With more and more labor intensive manufacturing relocating to Southern China, Hong Kong has developed its services sector, which in 1993 contributed 72.5% of GDP.

In recent years large numbers of Hong Kong based companies have set up factories in the southern province of Guangdong, where it is estimated that Hong Kong companies employ between 2.5 and 3 million workers. The low cost of setting up a factory in China and low wage rates have been the primary attractions. While few Hong Kong companies in the service sector derive the majority of their sales from China, activity there is increasing notably in the construction, utilities, communications and tourism sectors. Examples include China Light and Power, Hong Kong Telecom and Hopewell Holdings. Although less noticeable than Hong Kong's investment in China, there has been considerable growth in Chinese investment in Hong Kong over the last decade and particularly in the last five years. In contrast to Japanese investment, Chinese investment in Hong Kong typically involves the purchase of stakes in existing companies. This has traditionally been in the banking and import/ export sectors. Recently, investment in property, manufacturing and infrastructure projects has increased. The most active Chinese enterprise in Hong Kong, the Bank of China Group, is the second largest banking group in Hong Kong. Much as China has become the manufacturing capital for Hong Kong companies, Hong Kong is the primary funding center for the development of China through direct investment, syndicated loans, commercial paper and share issues in Hong Kong by Chinese companies.


In view of the growing economic interaction between Hong Kong and Southern China, it is increasingly meaningful to consider the concept of a Greater Hong Kong economy consisting of Hong Kong and Guangdong Province, with a combined population of 72 million and average per capita GDP of $2,130 in 1993. Given the human, financial and technological resources in Hong Kong and the low wage rates and infrastructural requirements of China, the economic rationale for further integration of the two economies is considerable. In ensuring the role of Hong Kong in the economy of Southern China, the challenge of policy makers in Hong Kong is to see that the colony's infrastructure is capable of accommodating the sustained 15% annual growth of the Guangdong economy, and with it increasing trade and investment flows. Towards this end, the Hong Kong government in 1989 unveiled PADS, the Port and Airport Development Strategy. The project, estimated to cost $21 billion, is designed to allow Hong Kong's cargo handling capacity to increase by four times between 1988 and 2011 and its air traffic handling capacity to increase from 15 million passengers in 1988 to 50 million in 2011. Representatives of the Hong Kong and Chinese governments are currently discussing the future of the PADS project and its financing.


In the past, political considerations have hindered closer economic integration between Hong Kong and China. It was largely in response to the United Nations embargo on trade with China in the 1950s and 1960s that Hong Kong developed a significant manufacturing base. In the last several years, however, there has been an improvement in relations between China and Hong Kong. In September 1991, Hong Kong and China concluded the Sino-British Memorandum of Understanding, providing a framework for the PADS project. Of even greater importance, the Basic Law, the outline for Hong Kong's government post 1997, calls for Hong Kong's capitalist system to remain intact for an additional fifty years after 1997 and sets out details for the integration of Hong Kong into China after 1997.


TAIWAN -- BETWEEN 1960 AND 1994, TAIWAN'S GNP GREW FROM LESS THAN $2 BILLION TO OVER $240 BILLION. The economic growth has been accompanied by a transformation of domestic production from labor intensive to capital intensive industries in the 1970s and finally to higher technology industries in the 1980s. With over $92 billion, Taiwan has the world's largest foreign exchange reserves. Taiwan companies continue to be attracted by China's low labor costs, inexpensive land and less rigid environmental rules. It is estimated that accumulated Taiwanese investment in China exceeds $3 billion. Taiwanese listed companies include a number which invested indirectly in China, primarily in the textiles, food and rubber industries. Given the proximity of Taiwan to China, the cultural homogeneity and the compelling economic incentive for further investment, the primary obstacle to greater investment flows has been the prohibition by Taiwanese authorities of direct investment in China. Based on discussions with Taiwanese companies and the trend toward greater liberalization by the government of investment in China, the Adviser believes that over the next several years the scope for investment by Taiwanese companies in China will widen substantially and that many more companies listed on The Taiwan Stock Exchange Corp. will have significant interests in China.


OTHER COUNTRIES -- GIVEN THE PROXIMITY OF HONG KONG AND TAIWAN TO CHINA, AND THEIR ETHNIC AND CULTURAL TIES, THE ADVISER BELIEVES THERE WILL BE AN INCREASE IN THE NUMBER AND COMMITMENT OF LISTED COMPANIES IN THOSE TWO COUNTRIES DOING BUSINESS IN CHINA. Although less visible to the public, listed companies elsewhere in Asia are also becoming increasingly active in China.


While Guangdong Province has been the leading recipient of foreign investment in China, there has also been considerable foreign investment by Japanese companies in the Northeastern Provinces of Liaoning, Jilin, and Heilongiang. As the major trading partner of these provinces, Japan is primarily manufacturing light industrial products for re-export. Major Japanese projects have been set up in the electronics and natural resources sectors in China.


While Thailand has been traditionally known as a recipient of foreign investment, Chinese-managed listed companies in the banking, textiles and packaging sectors have indicated their intention of expanding into China. In Singapore, shipping, construction and hotel companies have been the first sectors to do business in China while several Malaysian companies in the manufacturing sector have invested in joint ventures in China. The Adviser believes that growing China exposure will enhance the earnings growth of such companies, making them attractive for investment.

See Appendix B to the Statement of Additional Information for further information about the economic characteristics of and risks associated with investing in China Region countries.

HOW THE FUND AND THE PORTFOLIO INVEST THEIR ASSETS
------------------------------------------------------------------------------

THE PORTFOLIO SEEKS TO ACHIEVE ITS OBJECTIVE THROUGH INVESTING IN A CAREFULLY SELECTED AND CONTINUOUSLY MANAGED PORTFOLIO CONSISTING PRIMARILY OF EQUITY SECURITIES OF COMPANIES WHICH, IN THE OPINION OF THE ADVISER, WILL BENEFIT FROM THE ECONOMIC DEVELOPMENT AND GROWTH OF CHINA ("CHINA GROWTH COMPANIES"). A significant percentage of the Portfolio's assets will be invested in the securities markets of countries in the China Region (or Greater China), consisting of Hong Kong, China, Taiwan, South Korea, Singapore, Malaysia, Thailand, Indonesia and the Philippines. The Portfolio will, under normal market conditions, invest at least 65% of its total assets in equity securities of China growth companies ("Greater China investments"). However, it is expected that substantially all of the Portfolio's assets will normally be invested in equity securities, warrants and equity options. China growth companies consist of companies that (a) are located in or whose securities are principally traded in a China Region country, (b)(i) have at least 50% of their assets in one or more China Region countries or (ii) derive at least 50% of their gross sales revenues or profits from providing goods or services to or from within one or more China Region countries and (c)(i) have at least 35% of their assets in China, or (ii) derive at least 35% of their gross sales revenues or profits from providing goods or services to or from within China or (iii) have manufacturing or other operations in China that are significant to such companies. Greater China investments are typically listed on stock exchanges or traded in the over-the-counter markets in countries in the China Region. The principal offices of these companies, however, may be located outside these countries. The Portfolio may invest 25% or more of its total assets in the securities of issuers located in any one country in the China Region. The Portfolio has invested more than 25% of its total assets in issuers located in Hong Kong, but the Adviser currently expects the Portfolio ordinarily will not invest more than 10% of its total assets in any other country.

Equity securities, for purposes of the 65% policy, will be limited to common and preferred stocks; equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; special classes of shares available only to foreign investors in markets that restrict the ownership by foreign investors to certain classes of equity securities; convertible preferred stocks; and other convertible investment grade debt instruments. A debt security is investment grade if it is rated BBB or above by Standard & Poor's Ratings Group ("S&P") or Baa or above by Moody's Investors Service, Inc. ("Moody's") or determined to be of comparable quality by the Adviser. Debt securities rated BBB by S&P or Baa by Moody's have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities. The Portfolio will promptly dispose of any convertible debt instrument which is rated or determined by the Adviser to be below investment grade subsequent to acquisition by the Portfolio. Direct investments in China growth companies will not exceed 10% of the Portfolio's total assets. See "Special Investment Methods and Risk Factors -- Direct Investments" for a discussion of the risks associated with direct investments.

In addition to its investments in equity securities, the Portfolio may invest up to 5% of its net assets in options on equity securities and up to 5% of its net assets in warrants, including options and warrants traded in over-the-counter markets. The Portfolio will not, under normal market conditions, invest more than 35% of its total assets in equity securities other than Greater China investments, warrants, options on securities and indices, options on currency, futures contracts and options on futures, forward foreign currency exchange contracts, currency swaps and any other non-equity investments. See "Special Investment Methods and Risk Factors" below and the Fund's Statement of Additional Information for a description of certain active management techniques available to the Portfolio. The Portfolio will not invest in debt securities, other than investment grade convertible debt instruments, except for temporary defensive purposes, as described below. The Portfolio will not invest more than 10% of its assets in the securities of issuers in any country outside the China Region.

The Portfolio may, for temporary defensive purposes, invest some or all of its total assets in debt securities of foreign and United States companies, foreign governments and the U.S. Government, and their respective agencies, instrumentalities, political subdivisions and authorities, as well as in high quality money market instruments denominated in U.S. dollars or a foreign currency.

SPECIAL INVESTMENT METHODS AND RISK FACTORS
------------------------------------------------------------------------------
INVESTING IN FOREIGN SECURITIES. Investing in securities issued by foreign companies and governments involves considerations and possible risks not typically associated with investing in securities issued by the U.S. Government and domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions and other costs of investing are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign issuers could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations. Transactions in the securities of foreign issuers could be subject to settlement delays.

More than 25% of the Portfolio's total assets, adjusted to reflect currency transactions and positions, may be denominated in any single currency. Concentration in a particular currency will increase the Portfolio's exposure to adverse developments affecting the value of such currency. An issuer of securities purchased by the Portfolio may be domiciled in a country other than the country in whose currency the securities are denominated.

Since the Portfolio will, under normal market conditions, invest at least 65% of its total assets in Greater China investments, its investment performance will be especially affected by events affecting China Region companies. The value and liquidity of Greater China investments may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the China Region or neighboring regions. The extent of economic development, political stability and market depth of different countries in the China Region varies widely. Certain China Region countries, including China, Indonesia, Malaysia, the Philippines and Thailand, are either comparatively underdeveloped or in the process of becoming developed. Greater China investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries. In comparison to the United States and other developed countries, developing countries may have relatively unstable governments and economies based on only a few industries. Given the Portfolio's investments, the Portfolio will likely be particularly sensitive to changes in China's economy as the result of any reversals of economic liberalization, political unrest or changes in China's trading status.


SECURITIES TRADING MARKETS. THE SECURITIES MARKETS IN THE CHINA REGION ARE SUBSTANTIALLY SMALLER, LESS LIQUID AND MORE VOLATILE THAN THE MAJOR SECURITIES MARKETS IN THE UNITED STATES. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Portfolio. The prices at which the Portfolio may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Portfolio in particular securities. Similarly, volume and liquidity in the bond markets in the China Region are less than in the United States and, at times, price volatility can be greater than in the United States. The limited liquidity of securities markets in the China Region may also affect the Portfolio's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid China Region securities markets, the Portfolio's ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its net assets in illiquid securities. Conversely, the Portfolio's inability to dispose fully and promptly of positions in declining markets will cause the Portfolio's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, China Region securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

The Chinese, Hong Kong and Taiwan stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. In particular, the securities industry in China is not well developed. China has no securities laws of nationwide applicability. The municipal securities regulations adopted by Shanghai and Shenzhen municipalities are very new, as are their respective securities exchanges and other self-regulatory organizations. In addition, Chinese stockbrokers and other intermediaries may not perform as efficiently as their counterparts in the United States and other more developed securities markets.

THE PORTFOLIO WILL INVEST IN CHINA REGION COUNTRIES WITH EMERGING ECONOMIES OR SECURITIES MARKETS. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries may have, in the past, failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Portfolio's investments in those countries and the availability to the Portfolio of additional investments in those countries.

The exchanges on which the Portfolio may purchase securities in the China Region which are believed to provide sufficiently liquid markets so that the securities acquired by the Portfolio on such markets need not be considered illiquid securities currently include: Hong Kong -- The Stock Exchange of Hong Kong Limited; South Korea -- The Korea Stock Exchange; Malaysia -- The Kuala Lumpur Stock Exchange; Singapore -- The Stock Exchange of Singapore Limited; Taiwan -- The Taiwan Stock Exchange Corp.; Thailand -- The Securities Exchange of Thailand; Indonesia -- The Jakarta Stock Exchange; Philippines -- The Manila and Makati Stock Exchange; China -- The Shanghai Securities Exchange and The Shenzhen Stock Exchange.

ECONOMIES OF COUNTRIES IN THE CHINA REGION MAY DIFFER FAVORABLY OR UNFAVORABLY FROM THE U.S. ECONOMY IN SUCH RESPECTS AS RATE OF GROWTH OF GROSS NATIONAL PRODUCT, RATE OF INFLATION, CAPITAL REINVESTMENT, RESOURCE SELF-SUFFICIENCY AND BALANCE OF PAYMENTS POSITION. As export-driven economies, the economies of countries in the China Region are affected by developments in the economies of their principal trading partners. Revocation by the United States of China's "Most Favored Nation" trading status, which the U.S. President and Congress reconsider annually, would adversely affect the trade and economic development of China and Hong Kong. Hong Kong and Taiwan have limited natural resources, resulting independence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

China governmental actions can have a significant effect on the economic conditions in the China Region, which could adversely affect the value and liquidity of the Portfolio's investments. Although the Chinese Government has recently begun to institute economic reform policies, there can be no assurances that it will continue to pursue such policies or, if it does, that such policies will succeed.

China does not have a comprehensive system of laws, although substantial changes have occurred in this regard in recent years. The corporate form of organization has only recently been permitted in China and national regulations governing corporations were introduced only in May, 1992. Prior to the introduction of such regulations Shanghai had adopted a set of corporate regulations applicable to corporations located or listed in Shanghai, and the relationship between the two sets of regulations is not clear. Consequently, until a firmer legal basis is provided, even such fundamental corporate law tenets as the limited liability status of Chinese issuers and their authority to issue shares remain open to question. Laws regarding fiduciary duties of officers and directors and the protection of shareholders are not well developed. China's judiciary is relatively inexperienced in enforcing the laws that exist, leading to a higher than usual degree of uncertainty as to the outcome of any litigation. Even where adequate law exists in China, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction. The bankruptcy laws pertaining to state enterprises have rarely been used and are untried in regard to an enterprise with foreign shareholders, and there can be no assurance that such shareholders, including the Portfolio, would be able to realize the value of the assets of the enterprise or receive payment in convertible currency. As the Chinese legal system develops, the promulgation of new laws, changes to existing laws and the preemption of local laws by national laws may adversely affect foreign investors, including the Portfolio. The uncertainties faced by foreign investors in China are exacerbated by the fact that many laws, regulations and decrees of China are not publicly available, but merely circulated internally.

DIRECT INVESTMENTS. The Portfolio may invest up to 10% of its total assets in direct investments in China growth companies. Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. In each case, the Portfolio will, at the time of making the investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The Adviser anticipates that these agreements will, in appropriate circumstances, provide the Portfolio with the ability to appoint a representative to the board of directors or similar body of the enterprise and for eventual disposition of the Portfolio's investment in the enterprise. Such a representative of the Portfolio will be expected to provide the Portfolio with the ability to monitor its investment and protect its rights in the investment and will not be appointed for the purpose of exercising management or control of the enterprise.

Certain of the Portfolio's direct investments, particularly in China, will probably include investments in smaller, less seasoned companies. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. The Adviser does not anticipate making direct investments in start-up operations, although it is expected that in some cases the Portfolio's direct investments will fund new operations for an enterprise which itself is engaged in similar operations or is affiliated with an organization that is engaged in similar operations. Such direct investments may be made in entities that are reasonably expected in the foreseeable future to become China growth companies, either by expanding current operations or establishing significant operations in China.

Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Portfolio may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Portfolio. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration. In addition, in the event the Portfolio sells unlisted securities, any capital gains realized on such transactions may be subject to higher rates of taxation than taxes payable on the sale of listed securities.


OTHER INVESTMENT PRACTICES The Portfolio may engage in the following investment practices, some of which may derive their value from another instrument, security or index. In addition, the Portfolio may temporarily borrow up to 5% of the value of its total assets to satisfy redemption requests or settle securities transactions.

DERIVATIVE INSTRUMENTS. The Portfolio may purchase or sell derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) to enhance return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. The Portfolio's transactions in derivative instruments may be in the U.S. or abroad and may include the purchase or sale of futures contracts on securities, securities indices, other indices, other financial instruments or currencies; options on futures contracts; exchange-traded and over-the-counter options on securities, indices or currencies; and forward foreign currency exchange contracts. The Portfolio's transactions in derivative instruments involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, interest rates, the other financial instruments' prices or currency exchange rates, the inability to close out a position or default by the counterparty. The loss on derivative instruments (other than purchased options) may exceed the Portfolio's initial investment in these instruments. In addition, the Portfolio may lose the entire premium paid for purchased options that expire before they can be profitably exercised by the Portfolio. The Portfolio incurs transaction costs in opening and closing positions in derivative instruments. There can be no assurance that the Adviser's use of derivative instruments will be advantageous to the Portfolio.

The Portfolio may purchase call and put options on any securities in which the Portfolio may invest or options on any securities index composed of securities in which the Portfolio may invest. The Portfolio does not intend to write a covered option on any security if after such transaction more than 15% of its net assets, as measured by the aggregate value of the securities underlying all covered calls and puts written by the Portfolio, would be subject to such options. The Portfolio does not intend to purchase an option on any security if, after such transaction, more than 5% of its net assets, as measured by the aggregate of all premiums paid for all such options held by the Portfolio, would be so invested.

To the extent that the Portfolio enters into futures contracts, options on futures contracts and options on foreign currencies traded on an exchange regulated by the Commodity Futures Trading Commission ("CFTC"), in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the liquidation value of the Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into.

Forward contracts are individually negotiated and privately traded by currency traders and their customers. A forward contract involves an obligation to purchase or sell a specific currency (or basket of currencies) for an agreed price at a future date, which may be any fixed number of days from the date of the contract. The Portfolio may engage in cross-hedging by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if the Adviser determines that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies the Portfolio's exposure to foreign currency exchange rate fluctuations. The Portfolio may also use forward contracts to shift its exposure to foreign currency exchange rate changes from one currency to another.

The Portfolio may enter into currency swaps for both hedging and non-hedging purposes. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Since currency swaps are individually negotiated, the Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks. If the Adviser is incorrect in its forecasts of market values and currency exchange rates, the Portfolio's performance will be adversely affected.

LENDING OF PORTFOLIO SECURITIES. The Portfolio may seek to earn additional income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. However, the loans will be made only to organizations deemed by the Adviser to be sufficiently creditworthy and when, in the judgment of the Adviser, the consideration which can be earned from securities loans of this type justifies the attendant risk.


REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements with respect to its permitted investments, but currently intends to do so only with member banks of the Federal Reserve System or with primary dealers in U.S. Government securities. In the event of the bankruptcy of the other party to a repurchase agreement, the Portfolio might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Portfolio purchased may have decreased, the Portfolio could experience a loss. At no time will the Portfolio commit more than 15% of its net assets to repurchase agreements which mature in more than seven days and other illiquid securities.


OTHER INVESTMENT COMPANIES. The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies unaffiliated with the Adviser or the Manager that have the characteristics of closed-end investment companies. The Portfolio may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by investment companies in which it invests in addition to the advisory fee paid by the Portfolio. The value of closed-end investment company securities, which are usually traded on an exchange, is affected by demand for the securities themselves, independent of the demand for the underlying portfolio assets and, accordingly, such securities can trade at a discount from their net asset values.


PORTFOLIO TURNOVER. While it is the policy of the Portfolio to seek long-term capital appreciation, and generally not to engage in trading for short-term gains, the Portfolio will effect portfolio transactions without regard to its holding period if, in the judgment of the Adviser, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry, or in light of general market, economic or political conditions. Accordingly, the Portfolio may engage in short-term trading under such circumstances. Portfolio expenses increase with turnover of securities. It is anticipated that the annual portfolio turnover rate of the Portfolio will be not more than 100%.

CERTAIN INVESTMENT POLICIES. The Fund and the Portfolio have adopted certain fundamental investment restrictions and policies which are enumerated in detail in the Statement of Additional Information and which may not be changed unless authorized by a shareholder vote and an investor vote, respectively. Among these fundamental restrictions, neither the Fund nor the Portfolio may
(1) borrow money except from banks or through reverse repurchase agreements and in an amount not exceeding one-third of its total assets; or (2) with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer, other than U.S. Government securities or, in the case of the Fund, interests in the Portfolio, or acquire more than 10% of the outstanding voting securities of any one issuer. Except with respect to the Portfolio's borrowing limitation, investment restrictions are considered at the time of acquisition of assets; the sale of portfolio assets is not required in the event of a subsequent change in circumstances. As a matter of fundamental policy the Portfolio will invest less than 25% of its total assets in the securities, other than U.S. Government securities, of issuers in any one industry. However, the Portfolio is permitted to invest 25% or more of its total assets in (i) the securities of issuers located in any one country in the China Region and (ii) assets denominated in the currency of any one country.


Except for the fundamental investment restrictions and policies specifically identified above and those enumerated in the Statement of Additional Information, the investment objective and policies of the Fund and the Portfolio are not fundamental policies and accordingly may be changed by the Trustees of the Trust and the Portfolio without obtaining the approval of the shareholders of the Fund or the investors in the Portfolio, as the case may be. If any changes were made, the Fund might have investment objectives different from the objectives which an investor considered appropriate at the time the investor became a shareholder in the Fund. As a matter of nonfundamental policy, neither the Fund nor the Portfolio (i) intends to borrow for leverage purposes or may purchase any securities if, at the time of such purchase, permitted borrowings exceed 5% of the value of the Portfolio's or the Fund's total assets, as the case may be, or (ii) is permitted to invest more than 15% of its net assets in unmarketable securities, over-the-counter options, repurchase agreements maturing in more than seven days and other illiquid securities.

Under the 1940 Act and the rules promulgated thereunder, the Portfolio's investments in the securities of any company that, in its most recent fiscal year, derived more than 15% of its gross revenues from securities-related activities is limited to 5% of any class of the issuer's equity securities and 10% of the outstanding principal amount of the issuer's debt securities, provided that the Portfolio's aggregate investments in the securities of any such issuer do not exceed 5% of the Portfolio's total assets. Some of the companies available for investment in China and the China Region, including enterprises being privatized by such countries, may be financial services businesses that engage in securities-related activities. The Portfolio's ability to invest in such enterprises may thus be limited.

ORGANIZATION OF THE FUND AND THE PORTFOLIO
------------------------------------------------------------------------------
THE FUND IS A DIVERSIFIED SERIES OF EATON VANCE GROWTH TRUST (THE "TRUST"), A BUSINESS TRUST ESTABLISHED UNDER MASSACHUSETTS LAW PURSUANT TO A DECLARATION OF TRUST DATED MAY 25, 1989, AS AMENDED, AND IS THE SUCCESSOR TO A MASSACHUSETTS CORPORATION WHICH COMMENCED ITS INVESTMENT COMPANY OPERATIONS IN 1954. THE TRUST IS A MUTUAL FUND -- AN OPEN-END MANAGEMENT INVESTMENT COMPANY. The Trustees of the Trust are responsible for the overall management and supervision of its affairs. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series and because the Trust can offer separate series (such as the Fund) it is known as a "series company". Each share represents an equal proportionate beneficial interest in the Fund. When issued and outstanding, the shares are fully paid and nonassessable by the Trust and redeemable as described under "How to Redeem Fund Shares." Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

THE PORTFOLIO IS ORGANIZED AS A TRUST UNDER THE LAWS OF THE STATE OF NEW YORK AND INTENDS TO BE TREATED AS A PARTNERSHIP FOR FEDERAL TAX PURPOSES. The Portfolio, as well as the Trust, intends to comply with all applicable federal and state securities laws. The Portfolio's Declaration of Trust provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolio.

SPECIAL INFORMATION ON THE FUND/PORTFOLIO INVESTMENT STRUCTURE. An investor in the Fund should be aware that the Fund, unlike mutual funds which directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing its assets in an interest in the Portfolio (although the Fund may temporarily hold a de minimus amount of cash), which is a separate investment company with an identical investment objective. Therefore, the Fund's interest in the securities owned by the Portfolio is indirect. In addition to selling an interest to the Fund, the Portfolio may sell interests to other affiliated and non-affiliated mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the various funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures, including funds that have multiple classes of shares. For information regarding the investment objective, policies and restrictions of the Portfolio, see "The Fund's Investment Objective", "How the Fund and the Portfolio Invest their Assets" and "Special Investment Methods and Risk Factors." Further information regarding investment practices may be found in the Statement of Additional Information.


The Trustees of the Trust have considered the advantages and disadvantages of investing the assets of the Fund in the Portfolio, as well as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure offers opportunities for substantial growth in the assets of the Portfolio, and affords the potential for economies of scale for the Fund, at least when the assets of the Portfolio exceed $500 million.


The Fund may withdraw (completely redeem) all its assets from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so. The investment objective and the nonfundamental investment policies of the Fund and the Portfolio may be changed by the Trustees of the Trust and the Portfolio without obtaining the approval of the shareholders of the Fund or the investors in the Portfolio, as the case may be. Any such change of the investment objective will be preceded by thirty days' advance written notice to the shareholders of the Fund or the investors in the Portfolio, as the case may be. If a shareholder redeems shares within one year of their purchase because of a change in the nonfundamental objective or policies of the Fund, those shares may be subject to a contingent deferred sales charge as described in "How to Redeem Fund Shares." In the event the Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Trust determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, such Trustees would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all its assets from the Portfolio.

Information regarding the availability of other pooled investment entities or funds which invest in the Portfolio may be obtained by contacting Eaton Vance Distributors, Inc. (the "Principal Underwriter" or "EVD"), 24 Federal Street, Boston, MA 02110 (617) 482-8260. Smaller investors in the Portfolio may be adversely affected by the actions of a larger investor in the Portfolio. For example, if a large investor withdraws from the Portfolio, the remaining investors may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk, and experience decreasing economies of scale. However, this possibility exists as well for historically structured funds which have large or institutional investors.

Until 1992, the Manager sponsored and advised historically structured funds. Funds which invest all their assets in interests in a separate investment company are a relatively new development in the mutual fund industry and, therefore, the Fund may be subject to additional regulations than historically structured funds.

The Declaration of Trust of the Portfolio provides that the Portfolio will terminate 120 days after the complete withdrawal of the Fund or any other investor in the Portfolio, unless either the remaining investors, by unanimous vote at a meeting of such investors, or a majority of the Trustees of the Portfolio, by written instrument consented to by all investors, agree to continue the business of the Portfolio. This provision is consistent with treatment of the Portfolio as a partnership for federal income tax purposes. See "Distributions and Taxes" for further information. Whenever the Fund as an investor in the Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, a Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of such Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

One independent Trustee of the Portfolio also serves as a Trustee of the Trust. The Trustees of the Trust, including a majority of the noninterested Trustees, have approved written procedures designed to identify and address any potential conflicts of interest which might arise as a result of the existence of one common independent Trustee on the two Boards. For further information concerning the Trustees and officers of each of the Trust and the Portfolio, see the Statement of Additional Information.



MANAGEMENT OF THE FUND AND THE PORTFOLIO
------------------------------------------------------------------------------

EATON VANCE MANAGEMENT ("EATON VANCE") ACTS AS THE SPONSOR AND MANAGER OF THE FUND AND THE ADMINISTRATOR OF THE PORTFOLIO. THE PORTFOLIO HAS ENGAGED LLOYD GEORGE MANAGEMENT (HONG KONG) LIMITED ("LGM-HK") AS ITS INVESTMENT ADVISER. Pursuant to a service agreement effective on January 1, 1996 between LGM-HK and its affiliate Lloyd George Investment Management (Bermuda) Limited ("LGIM-B"), LGIM-B, acting under the general supervision of the Portfolio's Trustees, manages the Portfolio's investments and affairs. LGM-HK supervises LGIM-B's performance of this function and retains its contractual obligations under its investment advisory agreement with the Portfolio. LGM-HK and LGIM-B are referred to collectively as the Advisers. The Portfolio is co-managed by Robert Lloyd George and Scobie Dickinson Ward.

Each Adviser is registered as an investment adviser with the Securities and Exchange Commission (the "Commission"). Each Adviser is a subsidiary of Lloyd George Management (B.V.I.) Limited ("LGM"). LGM and its subsidiaries act as investment adviser to various individual and institutional clients with total assets under management of more than $1 billion. Eaton Vance's parent, Eaton Vance Corp., owns 24% of the Class A shares issued by LGM.

LGM was established in 1991 to provide investment management services with respect to equity securities of companies trading in Asian securities markets, especially those of emerging markets. LGM currently manages Pacific Basin and Asian portfolios for both private clients and institutional investors seeking long-term capital growth. LGM's core investment team consists of nine experienced investment professionals, based in Hong Kong, who have worked together over a number of years successfully managing client portfolios in Pacific Basin and Asian stock markets. LGM also has offices in Bombay, India and London, England. The team has a unique knowledge of, and experience with, Pacific Basin and Asian emerging markets. LGM is ultimately controlled by the Hon. Robert J.D. Lloyd George, President and Trustee of the Portfolio and Chairman and Chief Executive Officer of the Advisers. LGM's only activity is portfolio management.

LGM and the Advisers have adopted a disciplined management style, providing a blend of Asian and multinational expertise with the most rigorous international standards of fundamental security analysis. Although focused primarily in Asia, LGM and the Advisers maintain a network of international contacts in order to monitor international economic and stock market trends and offer clients a global management service.

THE HONOURABLE ROBERT LLOYD GEORGE. Chairman. Born in London in 1952 and educated at Eton College, where he was a King's Scholar, and at Oxford University. Prior to founding LGM, Mr. Lloyd George was Managing Director of Indosuez Asia Investment Services Ltd. Previously, he spent four years with the Fiduciary Trust Company of New York researching international securities, in the United States and Europe, for the United Nations Pension Fund. Mr. Lloyd George is the author of numerous published articles and three books -- "A Guide to Asian Stock Markets" (Longmans, Hong Kong, 1989), "The East West Pendulum" (Woodhead-Faulkner, Cambridge, 1991) and "North South - an Emerging Markets Handbook" (Probus, England, 1994).


WILLIAM WALTER RALEIGH KERR. Finance Director and Chief Operating Officer. Born in 1950 and educated at Ampleforth and Oxford. Mr. Kerr qualified as a Chartered Accountant at Thomson McLintock & Co. before joining The Oldham Estate Company plc as Financial Controller. Prior to joining LGM, Mr. Kerr was a Director of Banque Indosuez's corporate finance subsidiary, Financiere Indosuez Limited, in London. Prior to that Mr. Kerr worked for First Chicago Limited.


SCOBIE DICKINSON WARD. Director. Born in 1966 and a cum laude graduate of both Phillips Academy Andover, and Harvard College. Mr. Ward joined Indosuez Asia Investment Services in 1989, where he managed the $100 million Himalayan Fund, and the Indosuez Tasman Fund, investing in Australia and New Zealand. Messrs. Ward and Lloyd George manage Eaton Vance's Emerging Markets Portfolio and South Asia Portfolio (which invests in India and the Indian subcontinent).


M. F. TANG. Director. Born in 1946 and educated in Hong Kong. Mr. Tang is a Fellow of the Chartered Association of Certified Accountants. Mr. Tang joined LGM having worked for Australian Mutual Provident Society in Sydney where he was a Portfolio Manager responsible for Asian Equities. Prior thereto Mr. Tang worked for Barclays Australia Investment Services Ltd. From 1978 to 1986 Mr. Tang worked for Barings International Investment Management and prior to that he spent six years with Peat Marwick Mitchell & Co. Mr. Tang is fluent in the Cantonese and Mandarin dialects of the Chinese language.


PAMELA CHAN. Director. Born in Hong Kong in 1957 and graduated from Mills College in Oakland, California. She was an investment executive for Jardine Fleming from 1982-1984 before moving to Australia where she worked as a Fund Manager for Rothschild and Aetna. She joined Sun Life Assurance Society PLC in England in 1987 where she was the head of South East Asian Equities and a Director. She joined LGM in April 1994 where she is a portfolio manager and a member of the Pension Management Committee.

ADALINE MANG-YEE KO. Director. Born in 1943 and educated at University of Birmingham, England and at London Business School where she received her MBA. Ms. Ko has over 13 years experience working with Far East Asian equities. From 1982-1988, she worked at Save & Prosper Group Ltd. as an investment manager. In 1988, Ms. Ko transferred to Robert Fleming & Co. Ltd. In 1990, she was promoted to Director of Fleming Investment Management Ltd. In 1992, she was promoted to Head of the Pacific Region Portfolios Group where she supervised a team of 5 with responsibility for over $1.5 billion in assets under management. Ms. Ko joined LGM in 1995.

Effective January 1, 1996, LGM-HK will pay to LGIM-B the entire amount of the advisory fee payable by the Portfolio under its investment advisory agreement with LGM-HK. Under this agreement, LGM-HK is entitled to receive a monthly advisory fee of 0.0625% (equivalent to 0.75% annually) of the average daily net assets of the Portfolio up to $500 million, which fee declines at intervals above $500 million. As at August 31, 1995, the Portfolio had net assets of $590,417,058. For the fiscal year ended August 31, 1995, the Portfolio paid LGM-HK advisory fees equivalent to 0.74% of the Portfolio's average daily net assets for such period.

LGIM-B also furnishes for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio. LGIM-B places the portfolio securities transactions of the Portfolio with many broker-dealer firms and uses its best efforts to obtain execution of such transactions at prices which are advantageous to the Portfolio and at reasonably competitive commission rates. Subject to the foregoing, LGIM-B may consider sales of shares of the Fund as a factor in the selection of firms to execute portfolio transactions.

EATON VANCE, ITS AFFILIATES AND ITS PREDECESSOR COMPANIES HAVE BEEN MANAGING ASSETS OF INDIVIDUALS AND INSTITUTIONS SINCE 1924, AND MANAGING INVESTMENT COMPANIES SINCE 1931. EATON VANCE ACTS AS INVESTMENT ADVISER TO INVESTMENT COMPANIES AND VARIOUS INDIVIDUAL AND INSTITUTIONAL CLIENTS WITH ASSETS UNDER MANAGEMENT OF APPROXIMATELY $16 BILLION. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly held holding company. Eaton Vance Corp., through its subsidiaries and affiliates, engages in investment management and marketing activities, fiduciary and banking services, oil and gas operations, real estate investment, consulting and management, and development of precious metals properties. Eaton Vance Corp. also owns 24% of the Class A shares issued by LGM.

Eaton Vance, acting under the general supervision of the Boards of Trustees of the Trust and the Portfolio, manages and administers the business affairs of the Fund and the Portfolio. Eaton Vance's services include monitoring and providing reports to the Trustees of the Trust and the Portfolio concerning the investment performance achieved by the Adviser for the Portfolio, recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the transfer agent of the Fund and the custodian of the Portfolio, providing assistance in connection with Trustees' and shareholders' meetings and other management and administrative services necessary to conduct the business of the Fund and the Portfolio. Eaton Vance does not provide any investment management or advisory services to the Portfolio or the Fund. Eaton Vance also furnishes for the use of the Fund and the Portfolio office space and all necessary office facilities, equipment and personnel for managing and administering the business affairs of the Fund and the Portfolio.

Under its management contract with the Fund, Eaton Vance receives a monthly fee in the amount of 1/48 of 1% (equal to 0.25% annually) of the average daily net assets of the Fund up to $500 million, which fee declines at intervals above $500 million. As of August 31, 1995, the Fund had net assets of $21,207,646. For the fiscal year ended August 31, 1995, Eaton Vance earned management fees equivalent to 0.25% of the Fund's average daily net assets for such period. In addition, under its administration agreement with the Portfolio, Eaton Vance receives a monthly fee in the amount of 1/48 of 1% (equal to 0.25% annually) of the average daily net assets of the Portfolio up to $500 million, which fee declines at intervals above $500 million. For the fiscal year ended August 31, 1995, Eaton Vance earned administration fees from the Portfolio equivalent to 0.24% of the Portfolio's average daily net assets for such period. The combined advisory, management and administration fees payable by the Fund and the Portfolio are higher than similar fees charged by most other investment companies.

The Fund and the Portfolio, as the case may be, will each be responsible for all respective costs and expenses not expressly stated to be payable by the Advisers under the investment advisory agreement and Eaton Vance under the management contract or the administration agreement.

DISTRIBUTION PLAN
------------------------------------------------------------------------------
THE FUND FINANCES DISTRIBUTION ACTIVITIES AND HAS ADOPTED A DISTRIBUTION PLAN (THE"PLAN") PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE "1940 ACT"). Rule 12b-1 permits a mutual fund, such as the Fund, to finance distribution activities and bear expenses associated with the distribution of its shares provided that any payments made by the Fund are made pursuant to a written plan adopted in accordance with the Rule. The Plan is subject to and complies with, the sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD Rule"). The Plan is described further in the Statement of Additional Information, and the following is a description of the salient features of the Plan. The Plan provides that the Fund, subject to the NASD Rule, will pay sales commissions and distribution fees to the Principal Underwriter only after and as a result of the sale of shares of the Fund. On each sale of Fund shares (excluding reinvestment of distributions) the Fund will pay the Principal Underwriter amounts representing (i) sales commissions equal to 6.25% of the amount received by the Fund for each share sold and (ii) distribution fees calculated by applying the rate of 1% over the prime rate then reported in The Wall Street Journal to the outstanding balance of Uncovered Distribution Charges (as described below) of the Principal Underwriter. On sales of shares made prior to January 30, 1995, the Principal Underwriter currently pays monthly sales commissions to a financial service firm (an "Authorized Firm") in amounts anticipated to be equivalent to .75%, annualized, of the assets maintained in the Fund by the customers of such Firm. On sales of shares made on January 30, 1995 and thereafter, the Principal Underwriter currently expects to pay to an Authorized Firm (a) sales commissions (except on exchange transactions and reinvestments) at the time of sale equal to .75% of the purchase price of the shares sold by such Firm, and (b) monthly sales commissions approximately equivalent to 1/12 of .75% of the value of shares sold by such Firm and remaining outstanding for at least one year. The Plan is designed to permit an investor to purchase Fund shares through an Authorized Firm without incurring an initial sales charge and at the same time permit the Principal Underwriter to compensate Authorized Firms in connection with the sale of Fund shares.

THE NASD RULE REQUIRES THE FUND TO LIMIT ITS ANNUAL PAYMENTS OF SALES COMMISSIONS AND DISTRIBUTION FEES TO AN AMOUNT NOT EXCEEDING .75% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR EACH FISCAL YEAR. Accordingly, the Fund accrues daily an amount at the rate of 1/365 of .75% of the Fund's net assets, and pays such accrued amounts monthly to the Principal Underwriter. The Plan requires such accruals to be automatically discontinued during any period in which there are no outstanding Uncovered Distribution Charges under the Plan. Uncovered Distribution Charges are calculated daily and, briefly, are equivalent to all unpaid sales commissions and distribution fees to which the Principal Underwriter is entitled under the Plan less all contingent deferred sales charges theretofore paid to the Principal Underwriter and less all amounts theretofore paid to the Principal Underwriter by LGIM-B in consideration of the former's distribution efforts. The Eaton Vance organization may be considered to have realized a profit under the Plan if at any point in time the aggregate amounts of all payments made to the Principal Underwriter pursuant to the Fund's Plan and from LGIM-B in consideration of the distribution efforts, including any contingent deferred sales charges, have exceeded the total expenses theretofore incurred by such organization in distributing shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices.

Because of the NASD Rule limitation on the amount of sales commissions and distribution fees paid during any fiscal year, a high level of sales of Fund shares during the initial years of the Fund's operations would cause a large portion of the sales commissions attributable to a sale of Fund shares to be accrued and paid by the Fund to the Principal Underwriter in fiscal years subsequent to the year in which such shares were sold. This spreading of sales commissions payments under the Plan over an extended period would result in the incurrence and payment of increased distribution fees under the Plan.

During the fiscal year ended August 31, 1995, the Fund paid or accrued sales commissions under the Plan equivalent to .75% (annualized) of the Fund's average daily net assets. As at August 31, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $574,000 (which amount was equivalent to 2.7% of the Fund's net assets on such day).

THE PLAN ALSO AUTHORIZES THE FUND TO MAKE PAYMENTS OF SERVICE FEES TO THE PRINCIPAL UNDERWRITER, AUTHORIZED FIRMS AND OTHER PERSONS IN AMOUNTS NOT EXCEEDING .25% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR EACH FISCAL YEAR. The Trustees of the Trust have initially implemented this provision of the Plan by authorizing the Fund to make monthly service fee payments to the Principal Underwriter in amounts not expected to exceed .25% of the Fund's average daily net assets for each fiscal year. The Fund accrues the service fee daily at the rate of 1/365 of .25% of the Fund's net assets. On sales of shares made prior to January 30, 1995, the Principal Underwriter currently makes monthly service fee payments to an Authorized Firm in amounts anticipated to be equivalent to .25%, annualized, of the assets maintained in the Fund by the customers of such Firm. On sales of shares made on January 30, 1995 and thereafter, the Principal Underwriter currently expects to pay to an Authorized Firm (a) a service fee (except on exchange transactions and reinvestments) at the time of sale equal to .25% of the purchase price of the shares sold by such Firm, and (b) monthly service fees approximately equivalent to 1/12 of .25% of the value of shares sold by such Firm and remaining outstanding for at least one year. During the first year after a purchase of Fund shares, the Principal Underwriter will retain the service fee as reimbursement for the service fee payment made to the Authorized Firm at the time of sale. As permitted by the NASD Rule, all service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to the Principal Underwriter, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of the Principal Underwriter. For the fiscal year ended August 31, 1995, the Fund paid or accrued service fees under the Plan equivalent to 0.25% (annualized) of the Fund's average daily net assets for such period.

The Principal Underwriter may, from time to time, at its own expense, provide additional incentives to Authorized Firms which employ registered representatives who sell the Fund's shares and/or shares of other funds distributed by the Principal Underwriter. In some instances, such additional incentives may be offered only to certain Authorized Firms whose representatives sell or are expected to sell significant amounts of shares. In addition, the Principal Underwriter may from time to time increase or decrease the sales commissions payable to Authorized Firms.

Distribution of Fund shares by the Principal Underwriter will also be encouraged by the payment by LGIM-B to the Principal Underwriter of amounts equivalent to .125% of the Fund's annual average daily net assets. Such payments will be made from LGIM-B's own resources, not Fund assets. The aggregate amounts of such payments are a deduction in calculating the outstanding Uncovered Distribution Charges of the Principal Underwriter under the Plan and, therefore, will benefit Fund shareholders when such charges exist. Such payments will be made in consideration of the Principal Underwriter's distribution efforts.

The Fund may, in its absolute discretion, suspend, discontinue or limit the offering of its shares at any time. In determining whether any such action should be taken, the Fund's management intends to consider all relevant factors, including without limitation the size of the Fund, the investment climate and market conditions, and the volume of sales and redemptions of Fund shares and the amount of Uncovered Distribution Charges of the Principal Underwriter. The Plan may continue in effect and payments may be made under the Plan following any such suspension, discontinuance or limitation of the offering of Fund shares; however, the Fund is not contractually obligated to continue the Plan for any particular period of time. Suspension of the offering of Fund shares would not, of course, affect a shareholder's ability to redeem shares.


VALUING FUND SHARES
------------------------------------------------------------------------------

THE FUND VALUES ITS SHARES ONCE ON EACH DAY THE NEW YORK STOCK EXCHANGE (THE "EXCHANGE") IS OPEN FOR TRADING, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Fund's net asset value per share is determined by its custodian, Investors Bank & Trust Company ("IBT"), (as agent for the Fund), in the manner authorized by the Trustees of the Trust. Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities, by the number of shares outstanding. Because the Fund invests its assets in an interest in the Portfolio, the Fund's net asset value will reflect the value of its interest in the Portfolio (which, in turn, reflects the underlying value of the Portfolio's assets and liabilities).


Authorized Firms must communicate an investor's order to the Principal Underwriter prior to the close of the Principal Underwriter's business day to receive that day's net asset value per share and the public offering price based thereon. It is the Authorized Firms' responsibility to transmit orders promptly to the Principal Underwriter, which is a wholly-owned subsidiary of Eaton Vance.


The Portfolio's net asset value is also determined as of the close of regular trading on the Exchange by IBT (as custodian and agent for the Portfolio) based on market or fair value in the manner authorized by the Trustees of the Portfolio, with special provisions for valuing debt obligations, short-term investments, foreign securities, direct investments, hedging instruments and assets not having readily available market quotations, if any. Net asset value is computed by subtracting the liabilities of the Portfolio from the value of its total assets. For further information regarding the valuation of the Portfolio's assets, see "Determination of Net Asset Value" in the Statement of Additional Information.

  ---------------------------------------------------------------------------
  SHAREHOLDERS MAY DETERMINE THE VALUE OF THEIR INVESTMENT BY MULTIPLYING THE NUMBER OF FUND SHARES OWNED BY THE CURRENT NET ASSET VALUE PER SHARE.
  ---------------------------------------------------------------------------


HOW TO BUY FUND SHARES
------------------------------------------------------------------------------

SHARES OF THE FUND MAY BE PURCHASED FOR CASH OR MAY BE ACQUIRED IN EXCHANGE FOR SECURITIES. Investors may purchase shares of the Fund through Authorized Firms at the net asset value per share of the Fund next determined after an order is effective. The Fund may suspend the offering of shares at any time and may refuse an order for the purchase of shares. An Authorized Firm may charge its customers a fee in connection with transactions executed by that Firm.

An initial investment in the Fund must be at least $1,000. Once an account has been established the investor may send investments of $50 or more at any time directly to the Fund's transfer agent (the "Transfer Agent") as follows: First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104. The $1,000 minimum initial investment is waived for Bank Automated Investing accounts, which may be established with an investment of $50 or more. See "Eaton Vance Shareholder Services".

In connection with employee benefit or other continuous group purchase plans under which the average initial purchase by a participant of the plan is $1,000 or more, the Fund may accept initial investments of less than $1,000 on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by the Fund as described below under "How to Redeem Fund Shares."

ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as Manager, in exchange for Fund shares at their net asset value as determined above. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold on the day of their receipt or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable net asset value per Fund share on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities, but does not guarantee the best available price. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities.


Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an Authorized Firm, together with a completed and signed Letter of Transmittal in approved form (available from Authorized Firms), as follows:

        IN THE CASE OF BOOK ENTRY:

        Deliver through Depository Trust Co.
        Broker #2212
        Investors Bank &Trust Company
        For A/C EV Classic Greater China Growth Fund

        IN THE CASE OF PHYSICAL DELIVERY:

        Investors Bank & Trust Company
        Attention: EV Classic Greater China Growth Fund
        Physical Securities Processing Settlement Area
        89 South Street
        Boston, MA 02111


Investors who are contemplating an exchange of securities for shares of the Fund, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities to IBT. Eaton Vance reserves the right to reject any securities. Exchanging securities for Fund shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, state and local tax consequences of exchanging securities for Fund shares.


  ---------------------------------------------------------------------------
  IF YOU DON'T HAVE AN AUTHORIZED FIRM, EATON VANCE CAN RECOMMEND ONE.
  ---------------------------------------------------------------------------

HOW TO REDEEM FUND SHARES
------------------------------------------------------------------------------

A SHAREHOLDER MAY REDEEM FUND SHARES BY DELIVERING TO FIRST DATA INVESTOR SERVICES GROUP, BOS725, P.O. BOX 1559, BOSTON, MA 02104, during its business hours a written request for redemption in good order, plus any share certificates with executed stock powers. The redemption price will be based on the net asset value per Fund share next computed after such delivery. Good order means that all relevant documents must be endorsed by the record owner
(s) exactly as the shares are registered and the signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by a regulation of the Securities and Exchange Commission and acceptable to First Data Investor Services Group. In addition, in some cases, good order may require the furnishing of additional documents such as where shares are registered in the name of a corporation, partnership or fiduciary.

Within seven days after receipt of a redemption request by First Data Investor Services Group, the Fund will make payment in cash for the net asset value of the shares as of the date determined above, and reduced by the amount of any applicable contingent deferred sales charge (described below) and any federal income tax required to be withheld. Although the Fund normally expects to make payment in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn by the Fund from the Portfolio. The securities so distributed would be valued pursuant to the Portfolio's valuation procedures. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

To sell shares at their net asset value through an Authorized Firm (a repurchase), a shareholder can place a repurchase order with the Authorized Firm, which may charge a fee. The value of such shares is based upon the net asset value calculated after EVD, as the Fund's agent, receives the order. It is the Authorized Firm's responsibility to transmit promptly repurchase orders to EVD. Throughout this Prospectus, the word "redemption" is generally meant to include a repurchase.

If shares were recently purchased, the proceeds of redemption (or repurchase) will not be sent until the check (including a certified or cashier's check) received for the shares purchased has cleared. Payment for shares tendered for redemption may be delayed up to 15 days from the purchase date when the purchase check has not yet cleared. Redemptions or repurchases may result in a taxable gain or loss.

Due to the high cost of maintaining small accounts, the Fund reserves the right to redeem Fund accounts with balances of less than $500. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. Thus, an investor making an initial investment of $1,000 would not be able to redeem shares without being subject to this policy. However, no such redemption would be required by the Fund if the cause of the low account balance was a reduction in the net asset value of Fund shares. No contingent deferred sales charge will be imposed with respect to such involuntary redemptions.

CONTINGENT DEFERRED SALES CHARGE. Shares purchased on or after January 30, 1995 and redeemed within the first year of their purchase (except shares acquired through the reinvestment of distributions) generally will be subject to a contingent deferred sales charge equal to 1% of the net asset value of redeemed shares. This contingent deferred sales charge is imposed on any redemption the amount of which exceeds the aggregate value at the time of redemption of (a) all shares in the account purchased more than one year prior to the redemption, (b) all shares in the account acquired through reinvestment of distributions and (c) the increase, if any, of value in the other shares in the account (namely those purchased within the year preceding the redemption) over the purchase price of such shares. Redemptions are processed in a manner to maximize the amount of redemption proceeds which will not be subject to a contingent deferred sales charge. That is, each redemption will be assumed to have been made first from the exempt amounts referred to in clauses (a), (b) and (c) above, and second through liquidation of those shares in the account referred to in clause (c) on a first-in-first-out basis.

In calculating the contingent deferred sales charge upon the redemption of Fund shares acquired in an exchange for shares of a fund currently listed under "The Eaton Vance Exchange Privilege," the purchase of Fund shares acquired in the exchange is deemed to have occurred at the time of the original purchase of exchanged shares.

No contingent deferred sales charge will be imposed on shares of the Fund which have been sold to Eaton Vance or its affiliates, or to their respective employees or clients. The contingent deferred sales charge will also be waived for shares redeemed (1) pursuant to a Withdrawal Plan (see "Eaton Vance Shareholder Services"), (2) as part of a distribution from a retirement plan qualified under Section 401, 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "Code"), or (3) as part of a minimum required distribution from other tax-sheltered retirement plans. The contingent deferred sales charge will be paid to the Principal Underwriter or the Fund. When paid to the Principal Underwriter it will reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. See "Distribution Plan."


REPORTS TO SHAREHOLDERS
------------------------------------------------------------------------------

THE FUND WILL ISSUE TO ITS SHAREHOLDERS SEMI-ANNUAL AND ANNUAL REPORTS CONTAINING FINANCIAL STATEMENTS. Financial statements included in annual reports are audited by the Fund's independent certified public accountants. Shortly after the end of each calendar year, the Fund will furnish its shareholders with information necessary for preparing federal and state income tax returns.


THE LIFETIME INVESTING ACCOUNT/DISTRIBUTION OPTIONS
------------------------------------------------------------------------------

AFTER AN INVESTOR MAKES AN INITIAL PURCHASE OF FUND SHARES, THE FUND'S TRANSFER AGENT, FIRST DATA INVESTOR SERVICES GROUP, WILL SET UP A LIFETIME INVESTING ACCOUNT FOR THE INVESTOR ON THE FUND'S RECORDS. This account is a complete record of all transactions between the investor and the Fund which at all times shows the balance of shares owned. The Fund will not issue share certificates except upon request.

Each time a transaction takes place in a shareholder's account, the shareholder will receive a statement showing complete details of the transaction and the current balance in the account. (Under certain investment plans, statements may be sent only quarterly). THE LIFETIME INVESTING ACCOUNT ALSO PERMITS A SHAREHOLDER TO MAKE ADDITIONAL INVESTMENTS BY SENDING A CHECK FOR $50 OR MORE TO First Data Investor Services Group.

Any questions concerning a shareholder's account or services available may also be directed by telephone to EATON VANCE SHAREHOLDER SERVICES at 800-225-6265, extension 2, or in writing to First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104 (please provide the name of the shareholder, the Fund and the account number).

THE FOLLOWING DISTRIBUTION OPTIONS WILL BE AVAILABLE TO ALL LIFETIME INVESTING ACCOUNTS and may be changed as often as desired by written notice to the Fund's dividend disbursing agent, First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104. The currently effective option will appear on each account statement.


SHARE OPTION -- Dividends and capital gains will be reinvested in additional shares.


INCOME OPTION -- Dividends will be paid in cash, and capital gains will be reinvested in additional shares.


CASH OPTION -- Dividends and capital gains will be paid in cash.


The SHARE OPTION will be assigned if no other option is specified. Distributions, including those reinvested, will be reduced by any withholding required under the federal income tax laws.


If the INCOME OPTION or CASH OPTION has been selected, dividend and/or capital gains distribution checks which are returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested in the account at the then current net asset value. Furthermore, the distribution option on the account will be automatically changed to the SHARE OPTION until such time as the shareholder selects a different option.

DISTRIBUTION INVESTMENT OPTION. In addition to the distribution options set forth above, dividends and/or capital gains may be invested in additional shares of another Eaton Vance fund. Before selecting this option, a shareholder should obtain a prospectus of the other Eaton Vance fund and consider its objectives and policies carefully.


"STREET NAME" ACCOUNTS. If shares of a Fund are held in a "street name" account with an Authorized Firm, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Firm, and not by the Fund and its Transfer Agent. Since the Fund will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Firm to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account, or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with a Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Firm. Before establishing a "street name" account with an investment firm, or transferring the account to another investment firm, an investor wishing to reinvest distributions should determine whether the firm which will hold the shares allows reinvestment of distributions in "street name" accounts.

  ---------------------------------------------------------------------------
  UNDER A LIFETIME INVESTING ACCOUNT A SHAREHOLDER CAN MAKE ADDITIONAL INVESTMENTS IN SHARES OF THE FUND BY SENDING A CHECK FOR $50 OR MORE.
  ---------------------------------------------------------------------------


THE EATON VANCE EXCHANGE PRIVILEGE
------------------------------------------------------------------------------

Shares of the Fund currently may be exchanged for shares of one or more other funds in the Eaton Vance Classic Group of Funds or Eaton Vance Money Market Fund, which are distributed with a contingent deferred sales charge, on the basis of the net asset value per share of each fund at the time of the exchange, provided that such exchange offers are available only in states where shares of such fund may be legally sold.

Each exchange must involve shares which have a net asset value of at least $1,000. The exchange privilege may be changed or discontinued without penalty. Shareholders will be given sixty (60) days' notice prior to any termination or material amendment of the exchange privilege. The Fund does not permit the exchange privilege to be used for "Market Timing" and may terminate the exchange privilege for any shareholder account engaged in Market Timing activity. Any shareholder account for which more than two round-trip exchanges are made within any twelve month period will be deemed to be engaged in Market Timing. Furthermore, a group of unrelated accounts for which exchanges are entered contemporaneously by a financial intermediary will be considered to be engaged in Market Timing.

First Data Investor Services Group makes exchanges at the next determined net asset value after receiving an exchange request in good order (see "How to Redeem Fund Shares"). Consult First Data Investor Services Group for additional information concerning the exchange privilege. Applications and prospectuses of other funds are available from Authorized Firms or the Principal Underwriter. The prospectus for each fund describes its investment objectives and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange.

No contingent deferred sales charge is imposed on exchanges. For purposes of calculating the contingent deferred sales charge upon the redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares.

Shares of the other funds in the Eaton Vance Classic Group of Funds (and shares of Eaton Vance Money Market Fund acquired as the result of an exchange from an EV Classic fund) may be exchanged for Fund shares on the basis of the net asset values per share of each fund at the time of the exchange, but subject to any restrictions or qualifications set forth in the current prospectus of any such fund.

Telephone exchanges are accepted by First Data Investor Services Group provided the investor has not disclaimed in writing the use of the privilege. To effect such exchanges, call First Data Investor Services Group at 800-262-1122 or, within Massachusetts, 617-573-9403, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). Shares acquired by telephone exchange must be registered in the same name(s) and with the same address as the shares being exchanged. Neither the Fund, the Principal Underwriter nor First Data Investor Services Group will be responsible for the authenticity of exchange instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone exchange may be difficult to implement. An exchange may result in a taxable gain or loss.


EATON VANCE SHAREHOLDER SERVICES
------------------------------------------------------------------------------
THE FUND OFFERS THE FOLLOWING SERVICES WHICH ARE VOLUNTARY, INVOLVE NO EXTRA CHARGE, AND MAY BE CHANGED OR DISCONTINUED WITHOUT PENALTY AT ANY TIME. Full information on each of the services described below and an application, where required, are available from Authorized Firms or the Principal Underwriter. The cost of administering such services for the benefit of shareholders who participate in them is borne by the Fund as an expense to all shareholders.


INVEST-BY-MAIL -- FOR PERIODIC SHARE ACCUMULATION: Once the $1,000 minimum investment has been made, checks of $50 or more payable to the order of EV Classic Greater China Growth Fund may be mailed directly to First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104 at any time -- whether or not distributions are reinvested. The name of the shareholder, the Fund and the account number should accompany each investment.

BANK AUTOMATED INVESTING -- FOR REGULAR SHARE ACCUMULATION: Cash investments of $50 or more may be made automatically each month or quarter from a shareholder's bank account. The $1,000 minimum initial investment and small account redemption policy are waived for these accounts.

WITHDRAWAL PLAN: A shareholder may draw on shareholdings systematically with monthly or quarterly checks in an aggregate amount that does not exceed annually 12% of the account balance at the time the plan is established. Such amount will not be subject to a contingent deferred sales charge. See "How to Redeem Fund Shares." A minimum deposit of $5,000 in shares is required.

REINVESTMENT PRIVILEGE: A SHAREHOLDER WHO HAS REPURCHASED OR REDEEMED SHARES MAY REINVEST, WITH CREDIT FOR ANY CONTINGENT DEFERRED SALES CHARGES PAID ON THE REPURCHASED OR REDEEMED SHARES, ANY PORTION OR ALL OF THE REPURCHASE OR REDEMPTION PROCEEDS (PLUS THAT AMOUNT NECESSARY TO ACQUIRE A FRACTIONAL SHARE TO ROUND OFF THE PURCHASE TO THE NEAREST FULL SHARE) IN SHARES OF THE FUND, provided that the reinvestment is effected within 60 days after such repurchase or redemption, and the privilege has not been used more than once in the prior 12 months. Shares are sold to a reinvesting shareholder at the next determined net asset value following timely receipt of a written purchase order by the Principal Underwriter or by the Fund (or by the Fund's Transfer Agent). To the extent that any shares of the Fund are sold at a loss and the proceeds are reinvested in shares of the Fund (or other shares of the Fund are acquired within the period beginning 30 days before and ending 30 days after the date of the redemption) some or all of the loss generally will not be allowed as a tax deduction. Shareholders should consult their tax advisers concerning the tax consequences of reinvestments.

TAX-SHELTERED RETIREMENT PLANS: Shares of the Fund are available for purchase in connection with the following tax-sheltered retirement plans:


    -- Pension and Profit Sharing Plans for self-employed individuals, corporations and nonprofit organizations;

    -- Individual Retirement Account Plans for individuals and their non-employed spouses; and

    -- 403(b) Retirement Plans for employees of public school systems, hospitals, colleges and other nonprofit organizations meeting certain requirements of the Internal Revenue Code.


Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the Principal Underwriter. This information should be read carefully and consultation with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Under all plans, dividends and distributions will be automatically reinvested in additional shares.


DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------------
DISTRIBUTIONS. It is the present policy of the Fund to make (A) at least one distribution annually (normally in December) of all or substantially all of the investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses and (B) at least one distribution annually of all or substantially all of the net realized capital gains allocated by the Portfolio to the Fund, if any (reduced by any available capital loss carryforwards from prior years).

Shareholders may reinvest all distributions in shares of the Fund without a sales charge at the per share net asset value as of the close of business on the record date.

The Fund's investment income consists of the Fund's allocated share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles. The Portfolio's net investment income consists of all income accrued on the Portfolio's assets, less all actual and accrued expenses of the Portfolio determined in accordance with generally accepted accounting principles. The Fund's net realized capital gains, if any, consist of the net realized capital gains (if any) allocated to the Fund by the Portfolio for tax purposes, after taking into account any available capital loss carryovers.

TAXES. Distributions by the Fund which are derived from the Fund's allocated share of the Portfolio's net investment income, net short-term capital gains and certain foreign exchange gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund. The Fund's distributions will generally not qualify for the dividends-received deduction for corporate shareholders. The Fund anticipates that for tax purposes the entire distribution (including the excess amount), whether paid in cash or additional shares of the Fund, will constitute ordinary income to its shareholders. Shareholders reinvesting such distributions should treat the entire amount of the distribution as the tax basis of the additional shares acquired by reason of such reinvestment.

Capital gains referred to in clause (B) above, if any, realized by the Portfolio and allocated to the Fund for the Fund's fiscal year, which ends on August 31, will usually be distributed by the Fund prior to the end of December. Distributions by the Fund of long-term capital gains allocated to the Fund by the Portfolio are taxable to shareholders as long-term capital gains, whether paid in cash or additional shares of the Fund, regardless of the length of time Fund shares have been owned by the shareholder.

If shares are purchased shortly before the record date of a distribution, the shareholder will pay the full price for the shares and then receive some portion of the price back as a taxable distribution. The amount, timing and character of the Fund's distributions to shareholders may be affected by special tax rules governing the Portfolio's activities in options, futures and forward foreign currency exchange transactions or certain other investments.


Certain distributions which are declared by the Fund in October, November or December and paid the following January will be reportable by shareholders as if received on December 31 of the year in which they are declared.

The Fund intends to qualify as a regulated investment company under the Code, and to satisfy all requirements relating to the sources of its income, the distribution of its income, and the diversification of its assets. In satisfying these requirements, the Fund will treat itself as owning its proportionate share of each of the Portfolio's assets and as entitled to the income of the Portfolio properly attributable to such share.

As a regulated investment company under the Code, the Fund does not pay federal income or excise taxes to the extent that it distributes to shareholders its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code. As a partnership under the Code, the Portfolio does not pay federal income or excise taxes.

Income (possibly including, in some cases, capital gains) realized by the Portfolio from certain instruments and allocated to the Fund may be subject to foreign income taxes, and the Fund may make an election under Section 853 of the Code that would allow shareholders to claim a credit or deduction on their federal income tax returns for (and treat as additional amounts distributed to them) their pro rata portion of the Fund's allocated share of qualified taxes paid by the Portfolio to foreign countries. This election may be made only if more than 50% of the assets of the Fund, including its allocable share of the Portfolio's assets, at the close of the Fund's taxable year consists of securities in foreign corporations. The Fund will send a written notice of any such election (not later than 60 days after the close of its taxable year) to each shareholder indicating the amount to be treated as the shareholder's proportionate share of such taxes. Availability of foreign tax credits or deductions for shareholders is subject to certain additional restrictions and limitations under the Code.

Shareholders will receive annually tax information notices and Forms 1099 to assist in the preparation of their federal and state income tax returns for the prior calendar year's distributions, proceeds from the redemption or exchange of Fund shares, and federal income tax (if any) withheld by the Fund's Transfer Agent.


PERFORMANCE INFORMATION
------------------------------------------------------------------------------

THE FUND'S AVERAGE ANNUAL TOTAL RETURN IS DETERMINED BY MULTIPLYING A HYPOTHETICAL INITIAL PURCHASE OF $1,000 INVESTED AT THE MAXIMUM PUBLIC OFFERING PRICE (NET ASSET VALUE) BY THE AVERAGE ANNUAL COMPOUNDED RATE OF RETURN (INCLUDING CAPITAL APPRECIATION/DEPRECIATION, AND DIVIDENDS AND DISTRIBUTIONS PAID AND REINVESTED) FOR THE STATED PERIOD AND ANNUALIZING THE RESULT. The average annual total return calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The average annual total return calculation assumes a complete redemption of the investment and the deduction of any contingent deferred sales charge at the end of the period. The Fund may also publish annual and cumulative total return figures from time to time. The Fund may use such total return figures, together with comparisons with the Consumer Price Index, various domestic and foreign securities indices and performance studies prepared by independent organizations, in advertisements and in information furnished to present or prospective shareholders. The Fund may also quote total return for the period prior to commencement of operations which would reflect the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund sales charge.


The Fund may also publish total return figures which do not take into account any contingent deferred sales charge which may be imposed upon redemptions at the end of the specified period. Any performance figure which does not take into account the contingent deferred sales charge would be reduced to the extent such charge is imposed upon a redemption.


Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any prior period should not be considered a representation of what an investment may earn or what the Fund's total return may be in any future period. The Fund's investment results are based on many factors, including market conditions, the composition of the security holdings of the Portfolio and the operating expenses of the Fund and the Portfolio. Investment results also often reflect the risks associated with the particular investment objective and policies of the Fund and the Portfolio. Among others, these factors should be considered when comparing the Fund's investment results to those of other mutual funds and other investment vehicles.

[LOGO] EV CLASSIC GREATER CHINA
       GROWTH FUND

-------------------------------------------------------------------------------


PROSPECTUS
JANUARY 1, 1996




EV CLASSIC GREATER CHINA
GROWTH FUND
24 FEDERAL STREET
BOSTON, MA 02110

-------------------------------------------------------------------------------

SPONSOR AND MANAGER OF EV CLASSIC GREATER CHINA GROWTH FUND
Administrator of Greater China Growth Portfolio, Eaton Vance Management, 24 Federal Street, Boston, MA 02110


ADVISER OF GREATER CHINA GROWTH PORTFOLIO
Lloyd George Investment Management (Bermuda) Limited, 3808 One Exchange Square, Central, Hong Kong


PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265


CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111


TRANSFER AGENT
First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104
(800) 262-1122

AUDITORS
Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110

                                                                          C-CGP

                                     PART A
                      INFORMATION REQUIRED IN A PROSPECTUS


                                   EV MARATHON
                          GREATER CHINA GROWTH FUND
------------------------------------------------------------------------------

EV MARATHON GREATER CHINA GROWTH FUND (THE "FUND") IS A MUTUAL FUND SEEKING LONG-TERM CAPITAL APPRECIATION THROUGH PURCHASE OF AN INTEREST IN A SEPARATE INVESTMENT COMPANY WHICH INVESTS IN EQUITY SECURITIES OF COMPANIES WHICH, IN THE OPINION OF THE INVESTMENT ADVISER, WILL BENEFIT FROM THE ECONOMIC DEVELOPMENT AND GROWTH OF THE PEOPLE'S REPUBLIC OF CHINA. ACCORDINGLY, THE FUND INVESTS ITS ASSETS IN GREATER CHINA GROWTH PORTFOLIO (THE "PORTFOLIO"), A DIVERSIFIED OPEN-END INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND, RATHER THAN BY DIRECTLY INVESTING IN AND MANAGING ITS OWN PORTFOLIO OF SECURITIES AS WITH HISTORICALLY STRUCTURED MUTUAL FUNDS. A SIGNIFICANT PERCENTAGE OF THE PORTFOLIO WILL BE INVESTED IN THE SECURITIES MARKETS OF COUNTRIES IN THE CHINA REGION, INCLUDING HONG KONG, CHINA, TAIWAN, SOUTH KOREA, SINGAPORE, MALAYSIA, THAILAND, INDONESIA AND THE PHILIPPINES. THE FUND IS A SEPARATE SERIES OF EATON VANCE GROWTH TRUST (THE "TRUST").


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Shares of the Fund involve investment risks, including fluctuations in value and the possible loss of some or all of the principal investment.


This Prospectus is designed to provide you with information you should know before investing. Please retain this document for future reference. A Statement of Additional Information dated January 1, 1996 for the Fund, as supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge from the Fund's principal underwriter, Eaton Vance Distributors, Inc. (the "Principal Underwriter"), 24 Federal Street, Boston, MA 02110 (telephone (800) 225-6265). The sponsor and manager of the Fund and the administrator of the Portfolio is Eaton Vance Management, 24 Federal Street, Boston, MA 02110 (the "Manager"). The Portfolio's investment adviser is Lloyd George Investment Management (Bermuda) Limited (the "Adviser"). The principal business address of the Adviser is 3808 One Exchange Square, Central, Hong Kong.

------------------------------------------------------------------------------
   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
   REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------

                                                        PAGE                                                        PAGE
Shareholder and Fund Expenses ..........................   2    Valuing Fund Shares.................................  19
The Fund's Financial Highlights ........................   3    How to Buy Fund Shares .............................  20
The Fund's Investment Objective ........................   5    How to Redeem Fund Shares...........................  21
The Portfolio's Investment Opportunities in the                 Reports to Shareholders ............................  22
  China Region .........................................   5    The Lifetime Investing Account/Distribution
How the Fund and the Portfolio Invest their Assets .....   8      Options ..........................................  22
Special Investment Methods and Risk Factors ............   9    The Eaton Vance Exchange Privilege .................  23
Organization of the Fund and the Portfolio .............  14    Eaton Vance Shareholder Services ...................  24
Management of the Fund and the Portfolio ...............  16    Distributions and Taxes ............................  25
Distribution Plan ......................................  18    Performance Information ............................  26
------------------------------------------------------------------------------------------------------------------------

                       PROSPECTUS DATED JANUARY 1, 1996

SHAREHOLDER AND FUND EXPENSES
-------------------------------------------------------------------------------------------------------
  SHAREHOLDER TRANSACTION EXPENSES
  -----------------------------------------------------------------------------------------------------
  Sales Charge Imposed on Purchases of Shares                                                      None
  Sales Charges Imposed on Reinvested Distributions                                                None
  Fees to Exchange Shares                                                                          None
  Range of Declining Contingent Deferred Sales Charges Imposed on Redemption
    during the First Seven Years (as a percentage of redemption proceeds
    exclusive of all reinvestments and capital appreciation in the account)                  5.00% - 0%

  ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES (as a percentage of average daily net assets)
  -----------------------------------------------------------------------------------------------------
  Management Fees (including management fees paid by the Fund and investment advisory and administration fees paid by the Portfolio of 0.25%, 0.74% and
    0.24%, respectively)                                                                          1.23%
  Rule 12b-1 Distribution (and Service) Fees                                                      0.88%
  Other Expenses                                                                                  0.36%
                                                                                                  ----
      Total Operating Expenses                                                                    2.47%
                                                                                                  ====

  EXAMPLE                                                 1 YEAR         3 YEARS        5 YEARS       10 YEARS
  ------------------------------------------------------------------------------------------------------------
  An investor would pay the following contingent
  deferred sales charge and expenses on a $1,000
  investment, assuming (a) 5% annual return and (b)
  redemption at the end of each period:                     $75           $117           $152           $281
  An investor would pay the following expenses on the
  same investment, assuming (a) 5% annual return and
  (b) no redemptions:                                       $25           $ 77           $132           $281

NOTES:
The table and Example summarize the aggregate expenses of the Fund and the Portfolio and are designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund. Information for the Fund is based on its expenses for the most recent fiscal year.
The Fund invests exclusively in the Portfolio. The Trustees believe the aggregate per share expenses of the Fund and the Portfolio should approximate, and over time may be less than, the per share expenses the Fund would incur if the Trust retained the services of an investment adviser for the Fund and the Fund's assets were invested directly in the type of securities being held by the Portfolio.

The Example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. Federal regulations require the Example to assume a 5% annual return, but actual return will vary. For further information regarding the expenses of both the Fund and the Portfolio see "The Fund's Financial Highlights", "Organization of the Fund and the Portfolio", "Management of the Fund and the Portfolio" and "How to Redeem Fund Shares." A long-term shareholder in the Fund may pay more than the economic equivalent of the maximum front-end sales charge permitted by a rule of the National Association of Securities Dealers, Inc. See "Distribution Plan".

No contingent deferred sales charge is imposed on (a) shares purchased more than six years prior to the redemption, (b) shares acquired through the reinvestment of distributions or (c) any appreciation in value of other shares in the account (see "How to Redeem Fund Shares"), and no such charge is imposed on exchanges of Fund shares for one or more other funds listed under "The Eaton Vance Exchange Privilege".

Other investment companies and investors with different distribution arrangements are investing in the Portfolio and others may do so in the future. See "Organization of the Fund and the Portfolio".


THE FUND'S FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

The following information should be read in conjunction with the audited financial statements included in the Fund's annual report to shareholders which is incorporated by reference into the Statement of Additional Information in reliance upon the report of Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. Further information regarding the performance of the Fund is contained in the Fund's annual report to shareholders which may be obtained without charge by contacting the Principal Underwriter, Eaton Vance Distributors, Inc.
------------------------------------------------------------------------------

                                                                                YEAR ENDED AUGUST 31,
                                                                     -------------------------------------
                                                                       1995           1994           1993*
                                                                     --------       --------       -------

NET ASSET VALUE, beginning of year                                   $ 13.160       $ 10.540       $10.000
                                                                     --------       --------       -------

Income (loss) from Investment Operations --
  Net investment loss                                                $ (0.038)      $ (0.039)      $(0.015)
  Net realized and unrealized gain (loss) on investments               (1.157)         2.684         0.555
                                                                     --------       --------       -------
    Total income (loss) from operations                              $ (1.195)      $  2.645       $ 0.540

Less distributions --
  In excess of net investment income                                 $ (0.065)      $   --         $  --
  In excess of net realized gain on investment transactions            (0.010)        (0.025)         --
                                                                     --------       --------       -------
    Total distributions                                              $ (0.075)      $ (0.025)      $  --
                                                                     --------       --------       -------

NET ASSET VALUE, end of year                                         $ 11.890       $ 13.160       $10.540
                                                                     ========       ========       =======

TOTAL RETURN(1)                                                        (9.06)%         25.08%         5.40%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)                            $324,258       $392,479       $63,672
                                                                     --------       --------       -------
  Ratio of net expenses to average daily net assets(2)                   2.47%          2.38%         2.21%+
  Ratio of net investment loss to average daily average net assets      (0.02)%        (0.55)%       (1.44)%+

 *  For the period from the start of business, June 7, 1993, to August 31, 1993.
 +  Computed on an annualized basis.
(1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the record date. Total return is computed on a non-
    annualized basis.
(2) Includes the Fund's share of Greater China Growth Portfolio's allocated expenses.

                                  [MAP PAGE]

THE FUND'S INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------

THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK LONG-TERM CAPITAL APPRECIATION. The Fund seeks to meet its investment objective by investing its assets in the Greater China Growth Portfolio (the "Portfolio"), a separate registered investment company which invests primarily in equity securities of companies which, in the opinion of the Adviser, will benefit from the economic development and growth of the People's Republic of China ("China"). A significant percentage of the Portfolio's assets will be invested in the securities markets of countries in the China region, consisting of Hong Kong, China, Taiwan, South Korea, Singapore, Malaysia, Thailand, Indonesia and the Philippines (collectively, the "China Region").

The Fund is intended for long-term investors and is not intended to be a complete investment program. A prospective investor should take into account personal objectives and other investments when considering the purchase of Fund shares. The Fund cannot assure achievement of its investment objective. See "How the Fund and the Portfolio Invest their Assets" for further information. The investment objective of the Fund and the Portfolio are nonfundamental. See "Organization of the Fund and the Portfolio -- Special Information on the Fund/Portfolio Investment Structure" for further information. In addition, investments in issuers of the China Region involve possible risks not typically associated with issuers in the United States. See "Special Investment Methods and Risk Factors" for further information.

THE PORTFOLIO'S INVESTMENT OPPORTUNITIES IN THE CHINA REGION
------------------------------------------------------------------------------
THE FOLLOWING IS A GENERAL DISCUSSION OF THE ECONOMIES AND SECURITIES MARKETS IN WHICH THE PORTFOLIO MAY INVEST. There can be no assurance that the Portfolio will be able to capitalize on the factors described herein. Opinions expressed herein are the good faith opinions of the Portfolio's Adviser, Lloyd George Investment Management (Bermuda) Limited. Unless otherwise indicated, all amounts are expressed in United States dollars.

Over the past twenty years the performance of the major Asian securities markets has generally been better than that of markets in Europe and the United States. In the past five years, the newly emerging securities markets of the China Region have demonstrated significant growth in market capitalization, in numbers of listed securities and in the volume of transactions. Over the same period, the underlying economies of the region have grown against a background of the high savings rates characteristic of many Asian societies and generally moderate inflation. According to the Asian Development Bank forecasts, the economies of Southeast Asia, excluding Japan, are forecast to grow by 7.4% in 1996.

The following graph shows the average growth in gross domestic product ("GDP") from 1990 to 1995 for the main countries in Southeast Asia, compared with the United States.

[GRAPHIC OMITTED: bar chart:
 AVERAGE GROSS DOMESTIC PRODUCT GROWTH (1990-1995)
 THAILAND           8.92%
 CHINA              9.97
 MAYLASIA           8.65
 SINGAPORE          8.22
 SOUTH KOREA        6.04
 INDONESIA          6.87
 TAIWAN             6.50
 HONG KONG          5.18
 PHILIPPINES        2.50
 UNITED STATES      2.12
 SOURCE: LLOYD GEORGE MANAGEMENT (HONG KONG) LIMITED]

A PARTICULARLY SIGNIFICANT FACTOR WITHIN THE REGION OVER THE LAST 13 YEARS HAS BEEN THE INCREASING INFLUENCE WHICH CHINA HAS HAD IN THE DETERMINATION OF THE ECONOMIC DEVELOPMENT OF CERTAIN COUNTRIES. This influence has been principally in providing manufacturing facilities, in providing a market for goods and services and in creating a demand for export outlets, both directly and indirectly, through for example Hong Kong.


The stages of China's economic development are discussed below. The effect by 1992 was an increase in economic integration among the countries in the China Region. The links between China and Hong Kong, between China and Taiwan and between China and other countries within the region, where there is a significant Chinese element of the population, have by now been strengthened to a degree which makes a reversal unlikely. Moreover, although these links have been developed to a stage where economic co-operation in trade operates smoothly, the full potential of the market, both in terms of domestic consumption and of export growth, has hardly begun to be realized. It is based upon this potential that the Manager and Adviser perceive an investment opportunity that may be exploited by the Fund and the Portfolio.

CHINA -- CHINA'S POPULATION, ESTIMATED AT 1.3 BILLION, IS THE HIGHEST OF ANY COUNTRY IN THE WORLD. China has had for many centuries a well deserved reputation for being closed to foreigners, with trade with the outside world being carried on under terms of extreme restriction and under central control. Such conditions were maintained in the first thirty years of the Communist regime which began in 1949; however there have been several stages of evolution, from the institution of an industrialization program in the 1950s to a modernization policy commencing in 1978 which combined economic development with the beginnings of opening the country. The economic reform plan thus begun was designed to bring in foreign investment capital and technological skills. The result has been a move towards a more mixed economy away from the previous centrally planned economy. The process of devolving responsibility for all aspects of enterprise to local management and authorities continues, even though the system of socialism with Chinese characteristics involves considerable influence by the central government on production and marketing.


The economic plans covering the last decade of the century include objectives to quadruple the country's 1980 industrial and agricultural output by the year 2000, to increase the export element of the economy and to continue to open the country with further development of the designated special investment areas. Average annual GDP growth rate between 1989 and 1994 was 9.2%. The current Five Year Plan anticipates an annual growth rate of 6%, but some senior leaders have called for this to be increased significantly.


In order to attract foreign investment China has since 1978 designated certain areas of the country where overseas investors can receive special investment incentives and tax concessions. There are five Special Economic Zones (Shenzhen, Shantou and Zhuhai in Guangdong Province, Xiamen in Fujian Province and Hainan Island, which itself is a province). Fourteen coastal cities have been designated as "open cities" and certain Open Economic Zones have been established in coastal areas. Shanghai has established the Pudong New Area. Twenty-seven High and New Technology Industrial Development Zones have been approved where preferential treatment is given to enterprises which are confirmed as technology intensive.


AS A RESULT, FOREIGN DIRECT INVESTMENT IN CHINA HAS INCREASED SUBSTANTIALLY IN THE LAST TEN YEARS. The contracted value of foreign investment in China was over $70.8 billion in 1994. Investment by Taiwan in Fujian Province continues to grow. Most of Hong Kong's manufacturing investment has been in Guangdong Province, and more than 2.5 million workers are now employed in the Province working for Hong Kong companies.

Since the beginning of 1992, China has indicated a willingness to speed up reform of the economy. GDP grew by 11.8% in 1994 with gross industrial output rising by 21.4%. Most notably among the high echelons of the Chinese leadership, Deng Xiaoping has made a number of vigorously pro-reform statements since he visited Shenzhen in January 1992 to demonstrate support for the way in which the province of Guangdong is conducting its affairs. Other senior Chinese Leaders have reaffirmed the principle of economic reform.


Exports continue to rise strongly, although China remains vulnerable to United States economic conditions and possible trade sanctions, unless it liberalizes current import restrictions and improves its human rights record. However, imports are also expected to rise and may outstrip exports in terms of growth rates.

1993 figures show the extent to which Southeast China, and Guangdong Province in particular, is ahead of the rest of the country in economic performance. Its industrial output grew by over 50.5% during 1993; exports increased by more than 11.8% during 1993 following a 34% growth in 1992. In 1993 Guangdong Province accounted for some 40.7% of total exports and for more than 10.3% of GDP although having only 5.5% of the population.

THERE ARE CURRENTLY TWO OFFICIALLY RECOGNIZED SECURITIES EXCHANGES IN CHINA -- THE SHANGHAI SECURITIES EXCHANGE WHICH OPENED IN DECEMBER 1990 AND THE SHENZHEN STOCK EXCHANGE WHICH OPENED IN JULY 1991. Shares traded on these Exchanges are of two types -- "A" shares which can be traded only by Chinese investors and "B" shares which can be traded only by individuals and corporations not resident in China.

In Shanghai, all "B" Shares are denominated in Chinese renminbi ("RMB") but all transactions in "B" Shares must be settled in US dollars, and all distributions made on "B" Shares are payable in US dollars, the exchange rate being the weighted average exchange rate for the US dollar as published by the Shanghai Foreign Exchange Adjustment Centre. In Shenzhen, the purchase and sale prices for "B" Shares are quoted in Hong Kong dollars. Dividends and other lawful revenue derived from "B" Shares are calculated in RMB but payable in Hong Kong dollars, the rate of exchange being the average rate published by the Shenzhen Foreign Exchange Adjustment Centre. There are no foreign exchange restrictions on the repatriation of gains made on or income derived from "B" Shares, subject to the payment of taxes imposed by China thereon.

Company law relating to companies limited by shares and regulations regarding the issuing of shares by equity joint ventures have not yet been developed on a national basis. The Shenzhen municipality issued regulations in 1992 relating to joint stock companies, and the Shanghai municipality has a draft joint stock company law under review. Regulations governing the trading of securities on both the Shenzhen and the Shanghai stock exchanges have been issued by each municipality; there is no national securities legislation as yet.


As of December 6, 1995, 184 companies had shares listed on The Shanghai Securities Exchange, of which 36 also had "B" Shares listed. The total market capitalization of the "B" shares of these companies as at that date (which includes equities and bonds) was approximately U.S. $1.52 billion. As of the same date, 125 companies had shares listed on The Shenzhen Stock Exchange, of which 33 also had "B" Shares listed. The total market capitalization of the "B" Shares at that date was approximately HK $6.41 billion (U.S. $625.6 million).

HONG KONG -- AS A TRADE ENTREPOT AND FINANCE CENTER, HONG KONG'S VIABILITY HAS BEEN INEXORABLY LINKED TO MAINLAND CHINA SINCE THE ESTABLISHMENT OF THE COLONY IN 1841. HONG KONG REMAINS CHINA'S LARGEST TRADE PARTNER AND ITS LEADING FOREIGN INVESTOR. In 1995, visible trade between Hong Kong and China exceeded $33.4 billion.

In the last two decades there has been a structural change in Hong Kong's economy, with growth in the services sector outpacing manufacturing growth. With more and more labor intensive manufacturing relocating to Southern China, Hong Kong has developed its services sector, which in 1993 contributed 72.5% of Gross Domestic Product.


In recent years large numbers of Hong Kong based companies have set up factories in the southern province of Guangdong, where it is estimated that Hong Kong companies employ between 2.5 and 3 million workers. The low cost of setting up a factory in China and low wage rates have been the primary attractions. While few Hong Kong companies in the service sector derive the majority of their sales from China, activity there is increasing notably in the construction, utilities, communications and tourism sectors. Examples include China Light and Power, Hong Kong Telecom and Hopewell Holdings. Although less noticeable than Hong Kong's investment in China, there has been considerable growth in Chinese investment in Hong Kong over the last decade and particularly in the last five years. In contrast to Japanese investment, Chinese investment in Hong Kong typically involves the purchase of stakes in existing companies. This has traditionally been in the banking and import/ export sectors. Recently, investment in property, manufacturing and infrastructure projects has increased. The most active Chinese enterprise in Hong Kong, the Bank of China Group, is the second largest banking group in Hong Kong. Much as China has become the manufacturing capital for Hong Kong companies, Hong Kong is the primary funding center for the development of China through direct investment, syndicated loans, commercial paper and share issues in Hong Kong by Chinese companies.


In view of the growing economic interaction between Hong Kong and Southern China, it is increasingly meaningful to consider the concept of a Greater Hong Kong economy consisting of Hong Kong and Guangdong Province, with a combined population of 72 million and average per capita GDP of $2,130 in 1993. Given the human, financial and technological resources in Hong Kong and the low wage rates and infrastructural requirements of China, the economic rationale for further integration of the two economies is considerable. In ensuring the role of Hong Kong in the economy of Southern China, the challenge of policy makers in Hong Kong is to see that the colony's infrastructure is capable of accommodating the sustained 15% annual growth of the Guangdong economy, and with it increasing trade and investment flows. Towards this end, the Hong Kong government in 1989 unveiled PADS, the Port and Airport Development Strategy. The project, estimated to cost $21 billion, is designed to allow Hong Kong's cargo handling capacity to increase by four times between 1988 and 2011 and its air traffic handling capacity to increase from 15 million passengers in 1988 to 50 million in 2011. Representatives of the Hong Kong and Chinese governments are currently discussing the future of the PADS project and its financing.


In the past, political considerations have hindered closer economic integration between Hong Kong and China. It was largely in response to the United Nations embargo on trade with China in the 1950s and 1960s that Hong Kong developed a significant manufacturing base. In the last several years, however, there has been an improvement in relations between China and Hong Kong. In September 1991, Hong Kong and China concluded the Sino-British Memorandum of Understanding, providing a framework for the PADS project. Of even greater importance, the Basic Law, the outline for Hong Kong's government post 1997, calls for Hong Kong's capitalist system to remain intact for an additional fifty years after 1997 and sets out details for the integration of Hong Kong into China after 1997.


TAIWAN -- BETWEEN 1960 AND 1994, TAIWAN'S GNP GREW FROM LESS THAN $2 BILLION TO OVER $240 BILLION. The economic growth has been accompanied by a transformation of domestic production from labor intensive to capital intensive industries in the 1970s and finally to higher technology industries in the 1980s. With over $92 billion, Taiwan has the world's largest foreign exchange reserves. Taiwan companies continue to be attracted by China's low labor costs, inexpensive land and less rigid environmental rules. It is estimated that accumulated Taiwanese investment in China exceeds $3 billion. Taiwanese listed companies include a number which invested indirectly in China, primarily in the textiles, food and rubber industries. Given the proximity of Taiwan to China, the cultural homogeneity and the compelling economic incentive for further investment, the primary obstacle to greater investment flows has been the prohibition by Taiwanese authorities of direct investment in China. Based on discussions with Taiwanese companies and the trend toward greater liberalization by the government of investment in China, the Adviser believes that over the next several years the scope for investment by Taiwanese companies in China will widen substantially and that many more companies listed on The Taiwan Stock Exchange Corp. will have significant interests in China.


OTHER COUNTRIES -- GIVEN THE PROXIMITY OF HONG KONG AND TAIWAN TO CHINA, AND THEIR ETHNIC AND CULTURAL TIES, THE ADVISER BELIEVES THERE WILL BE AN INCREASE IN THE NUMBER AND COMMITMENT OF LISTED COMPANIES IN THOSE TWO COUNTRIES DOING BUSINESS IN CHINA. Although less visible to the public, listed companies elsewhere in Asia are also becoming increasingly active in China.


While Guangdong Province has been the leading recipient of foreign investment in China, there has also been considerable foreign investment by Japanese companies in the Northeastern Provinces of Liaoning, Jilin, and Heilongiang. As the major trading partner of these provinces, Japan is primarily manufacturing light industrial products for re-export. Major Japanese projects have been set up in the electronics and natural resources sectors in China.


While Thailand has been traditionally known as a recipient of foreign investment, Chinese-managed listed companies in the banking, textiles and packaging sectors have indicated their intention of expanding into China. In Singapore, shipping, construction and hotel companies have been the first sectors to do business in China while several Malaysian companies in the manufacturing sector have invested in joint ventures in China. The Adviser believes that growing China exposure will enhance the earnings growth of such companies, making them attractive for investment.

See Appendix B to the Statement of Additional Information for further information about the economic characteristics of and risks associated with investing in China Region countries.

HOW THE FUND AND THE PORTFOLIO INVEST THEIR ASSETS
------------------------------------------------------------------------------

THE PORTFOLIO SEEKS TO ACHIEVE ITS OBJECTIVE THROUGH INVESTING IN A CAREFULLY SELECTED AND CONTINUOUSLY MANAGED PORTFOLIO CONSISTING PRIMARILY OF EQUITY SECURITIES OF COMPANIES WHICH, IN THE OPINION OF THE ADVISER, WILL BENEFIT FROM THE ECONOMIC DEVELOPMENT AND GROWTH OF CHINA ("CHINA GROWTH COMPANIES"). A significant percentage of the Portfolio's assets will be invested in the securities markets of countries in the China Region (or Greater China), consisting of Hong Kong, China, Taiwan, South Korea, Singapore, Malaysia, Thailand, Indonesia and the Philippines. The Portfolio will, under normal market conditions, invest at least 65% of its total assets in equity securities of China growth companies ("Greater China investments"). However, it is expected that substantially all of the Portfolio's assets will normally be invested in equity securities, warrants and equity options. China growth companies consist of companies that (a) are located in or whose securities are principally traded in a China Region country, (b)(i) have at least 50% of their assets in one or more China Region countries or (ii) derive at least 50% of their gross sales revenues or profits from providing goods or services to or from within one or more China Region countries and (c)(i) have at least 35% of their assets in China, or (ii) derive at least 35% of their gross sales revenues or profits from providing goods or services to or from within China or (iii) have manufacturing or other operations in China that are significant to such companies. Greater China investments are typically listed on stock exchanges or traded in the over-the-counter markets in countries in the China Region. The principal offices of these companies, however, may be located outside these countries. The Portfolio may invest 25% or more of its total assets in the securities of issuers located in any one country in the China Region. The Portfolio has invested more than 25% of its total assets in issuers located in Hong Kong, but the Adviser currently expects the Portfolio ordinarily will not invest more than 10% of its total assets in any other country.

Equity securities, for purposes of the 65% policy, will be limited to common and preferred stocks; equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; special classes of shares available only to foreign investors in markets that restrict the ownership by foreign investors to certain classes of equity securities; convertible preferred stocks; and other convertible investment grade debt instruments. A debt security is investment grade if it is rated BBB or above by Standard & Poor's Ratings Group ("S&P") or Baa or above by Moody's Investors Service, Inc. ("Moody's") or determined to be of comparable quality by the Adviser. Debt securities rated BBB by S&P or Baa by Moody's have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities. The Portfolio will promptly dispose of any convertible debt instrument which is rated or determined by the Adviser to be below investment grade subsequent to acquisition by the Portfolio. Direct investments in China growth companies will not exceed 10% of the Portfolio's total assets. See "Special Investment Methods and Risk Factors -- Direct Investments" for a discussion of the risks associated with direct investments.

In addition to its investments in equity securities, the Portfolio may invest up to 5% of its net assets in options on equity securities and up to 5% of its net assets in warrants, including options and warrants traded in over-the-counter markets. The Portfolio will not, under normal market conditions, invest more than 35% of its total assets in equity securities other than Greater China investments, warrants, options on securities and indices, options on currency, futures contracts and options on futures, forward foreign currency exchange contracts, currency swaps and any other non-equity investments. See "Special Investment Methods and Risk Factors" below and the Fund's Statement of Additional Information for a description of certain active management techniques available to the Portfolio. The Portfolio will not invest in debt securities, other than investment grade convertible debt instruments, except for temporary defensive purposes, as described below. The Portfolio will not invest more than 10% of its assets in the securities of issuers in any country outside the China Region.

The Portfolio may, for temporary defensive purposes, invest some or all of its total assets in debt securities of foreign and United States companies, foreign governments and the U.S. Government, and their respective agencies, instrumentalities, political subdivisions and authorities, as well as in high quality money market instruments denominated in U.S. dollars or a foreign currency.

SPECIAL INVESTMENT METHODS AND RISK FACTORS
------------------------------------------------------------------------------
INVESTING IN FOREIGN SECURITIES. Investing in securities issued by foreign companies and governments involves considerations and possible risks not typically associated with investing in securities issued by the U.S. Government and domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions and other costs of investing are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign issuers could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations. Transactions in the securities of foreign issuers could be subject to settlement delays.

More than 25% of the Portfolio's total assets, adjusted to reflect currency transactions and positions, may be denominated in any single currency. Concentration in a particular currency will increase the Portfolio's exposure to adverse developments affecting the value of such currency. An issuer of securities purchased by the Portfolio may be domiciled in a country other than the country in whose currency the securities are denominated.

Since the Portfolio will, under normal market conditions, invest at least 65% of its total assets in Greater China investments, its investment performance will be especially affected by events affecting China Region companies. The value and liquidity of Greater China investments may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the China Region or neighboring regions. The extent of economic development, political stability and market depth of different countries in the China Region varies widely. Certain China Region countries, including China, Indonesia, Malaysia, the Philippines and Thailand, are either comparatively underdeveloped or in the process of becoming developed. Greater China investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries. In comparison to the United States and other developed countries, developing countries may have relatively unstable governments and economies based on only a few industries. Given the Portfolio's investments, the Portfolio will likely be particularly sensitive to changes in China's economy as the result of any reversals of economic liberalization, political unrest or changes in China's trading status.


SECURITIES TRADING MARKETS. THE SECURITIES MARKETS IN THE CHINA REGION ARE SUBSTANTIALLY SMALLER, LESS LIQUID AND MORE VOLATILE THAN THE MAJOR SECURITIES MARKETS IN THE UNITED STATES. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Portfolio. The prices at which the Portfolio may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Portfolio in particular securities. Similarly, volume and liquidity in the bond markets in the China Region are less than in the United States and, at times, price volatility can be greater than in the United States. The limited liquidity of securities markets in the China Region may also affect the Portfolio's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid China Region securities markets, the Portfolio's ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its net assets in illiquid securities. Converesly, the Portfolio's inability to dispose fully and promptly of positions in declining markets will cause the Portfolio's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, China Region securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

The Chinese, Hong Kong and Taiwan stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. In particular, the securities industry in China is not well developed. China has no securities laws of nationwide applicability. The municipal securities regulations adopted by Shanghai and Shenzhen municipalities are very new, as are their respective securities exchanges and other self-regulatory organizations. In addition, Chinese stockbrokers and other intermediaries may not perform as efficiently as their counterparts in the United States and other more developed securities markets.

THE PORTFOLIO WILL INVEST IN CHINA REGION COUNTRIES WITH EMERGING ECONOMIES OR SECURITIES MARKETS. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries may have, in the past, failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Portfolio's investments in those countries and the availability to the Portfolio of additional investments in those countries.

The exchanges on which the Portfolio may purchase securities in the China Region which are believed to provide sufficiently liquid markets so that the securities acquired by the Portfolio on such markets need not be considered illiquid securities currently include: Hong Kong -- The Stock Exchange of Hong Kong Limited; South Korea -- The Korea Stock Exchange; Malaysia -- The Kuala Lumpur Stock Exchange; Singapore -- The Stock Exchange of Singapore Limited; Taiwan -- The Taiwan Stock Exchange Corp.; Thailand -- The Securities Exchange of Thailand; Indonesia -- The Jakarta Stock Exchange; Philippines -- The Manila and Makati Stock Exchange; China -- The Shanghai Securities Exchange and The Shenzhen Stock Exchange.

ECONOMIES OF COUNTRIES IN THE CHINA REGION MAY DIFFER FAVORABLY OR UNFAVORABLY FROM THE U.S. ECONOMY IN SUCH RESPECTS AS RATE OF GROWTH OF GROSS NATIONAL PRODUCT, RATE OF INFLATION, CAPITAL REINVESTMENT, RESOURCE SELF-SUFFICIENCY AND BALANCE OF PAYMENTS POSITION. As export-driven economies, the economies of countries in the China Region are affected by developments in the economies of their principal trading partners. Revocation by the United States of China's "Most Favored Nation" trading status, which the U.S. President and Congress reconsider annually, would adversely affect the trade and economic development of China and Hong Kong. Hong Kong and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

China governmental actions can have a significant effect on the economic conditions in the China Region, which could adversely affect the value and liquidity of the Portfolio's investments. Although the Chinese Government has recently begun to institute economic reform policies, there can be no assurances that it will continue to pursue such policies or, if it does, that such policies will succeed.

China does not have a comprehensive system of laws, although substantial changes have occurred in this regard in recent years. The corporate form of organization has only recently been permitted in China and national regulations governing corporations were introduced only in May, 1992. Prior to the introduction of such regulations Shanghai had adopted a set of corporate regulations applicable to corporations located or listed in Shanghai, and the relationship between the two sets of regulations is not clear. Consequently, until a firmer legal basis is provided, even such fundamental corporate law tenets as the limited liability status of Chinese issuers and their authority to issue shares remain open to question. Laws regarding fiduciary duties of officers and directors and the protection of shareholders are not well developed. China's judiciary is relatively inexperienced in enforcing the laws that exist, leading to a higher than usual degree of uncertainty as to the outcome of any litigation. Even where adequate law exists in China, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction. The bankruptcy laws pertaining to state enterprises have rarely been used and are untried in regard to an enterprise with foreign shareholders, and there can be no assurance that such shareholders, including the Portfolio, would be able to realize the value of the assets of the enterprise or receive payment in convertible currency. As the Chinese legal system develops, the promulgation of new laws, changes to existing laws and the preemption of local laws by national laws may adversely affect foreign investors, including the Portfolio. The uncertainties faced by foreign investors in China are exacerbated by the fact that many laws, regulations and decrees of China are not publicly available, but merely circulated internally.

DIRECT INVESTMENTS. The Portfolio may invest up to 10% of its total assets in direct investments in China growth companies. Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. In each case, the Portfolio will, at the time of making the investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The Adviser anticipates that these agreements will, in appropriate circumstances, provide the Portfolio with the ability to appoint a representative to the board of directors or similar body of the enterprise and for eventual disposition of the Portfolio's investment in the enterprise. Such a representative of the Portfolio will be expected to provide the Portfolio with the ability to monitor its investment and protect its rights in the investment and will not be appointed for the purpose of exercising management or control of the enterprise.

Certain of the Portfolio's direct investments, particularly in China, will probably include investments in smaller, less seasoned companies. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. The Adviser does not anticipate making direct investments in start-up operations, although it is expected that in some cases the Portfolio's direct investments will fund new operations for an enterprise which itself is engaged in similar operations or is affiliated with an organization that is engaged in similar operations. Such direct investments may be made in entities that are reasonably expected in the foreseeable future to become China growth companies, either by expanding current operations or establishing significant operations in China.

Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Portfolio may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Portfolio. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration. In addition, in the event the Portfolio sells unlisted securities, any capital gains realized on such transactions may be subject to higher rates of taxation than taxes payable on the sale of listed securities.


OTHER INVESTMENT PRACTICES. The Portfolio may engage in the following investment practices, some of which may derive their value from another instrument, security or index. In addition, the Portfolio may temporarily borrow up to 5% of the value of its total assets to satisfy redemption requests or settle securities transactions.

DERIVATIVE INSTRUMENTS. The Portfolio may purchase or sell derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) to enhance return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. The Portfolio's transactions in derivative instruments may be in the U.S. or abroad and may include the purchase or sale of futures contracts on securities, securities indices, other indices, other financial instruments or currencies; options on futures contracts; exchange-traded and over-the-counter options on securities, indices or currencies; and forward foreign currency exchange contracts. The Portfolio's transactions in derivative instruments involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, interest rates, the other financial instruments' prices or currency exchange rates, the inability to close out a position or default by the counterparty. The loss on derivative instruments (other than purchased options) may exceed the Portfolio's initial investment in these instruments. In addition, the Portfolio may lose the entire premium paid for purchased options that expire before they can be profitably exercised by the Portfolio. The Portfolio incurs transaction costs in opening and closing positions in derivative instruments. There can be no assurance that the Adviser's use of derivative instruments will be advantageous to the Portfolio.

The Portfolio may purchase call and put options on any securities in which the Portfolio may invest or options on any securities index composed of securities in which the Portfolio may invest. The Portfolio does not intend to write a covered option on any security if after such transaction more than 15% of its net assets, as measured by the aggregate value of the securities underlying all covered calls and puts written by the Portfolio, would be subject to such options. The Portfolio does not intend to purchase an option on any security if, after such transaction, more than 5% of its net assets, as measured by the aggregate of all premiums paid for all such options held by the Portfolio, would be so invested.

To the extent that the Portfolio enters into futures contracts, options on futures contracts and options on foreign currencies traded on an exchange regulated by the Commodity Futures Trading Commission ("CFTC"), in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the liquidation value of the Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into.

Forward contracts are individually negotiated and privately traded by currency traders and their customers. A forward contract involves an obligation to purchase or sell a specific currency (or basket of currencies) for an agreed price at a future date, which may be any fixed number of days from the date of the contract. The Portfolio may engage in cross-hedging by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if the Adviser determines that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies the Portfolio's exposure to foreign currency exchange rate fluctuations. The Portfolio may also use forward contracts to shift its exposure to foreign currency exchange rate changes from one currency to another.

The Portfolio may enter into currency swaps for both hedging and non-hedging purposes. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Since currency swaps are individually negotiated, the Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks. If the Adviser is incorrect in its forecasts of market values and currency exchange rates, the Portfolio's performance will be adversely affected.


LENDING OF PORTFOLIO SECURITIES. The Portfolio may seek to earn additional income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. However, the loans will be made only to organizations deemed by the Adviser to be of sufficiently creditworthy and when, in the judgment of the Adviser, the consideration which can be earned from securities loans of this type justifies the attendant risk.

REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements with respect to its permitted investments, but currently intends to do so only with member banks of the Federal Reserve System or with primary dealers in U.S. Government securities. In the event of the bankruptcy of the other party to a repurchase agreement, the Portfolio might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Portfolio purchased may have decreased, the Portfolio could experience a loss. At no time will the Portfolio commit more than 15% of its net assets to repurchase agreements which mature in more than seven days and other illiquid securities.


OTHER INVESTMENT COMPANIES. The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies unaffiliated with the Adviser or the Manager that have the characteristics of closed-end investment companies. The Portfolio may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by investment companies in which it invests in addition to he advisory fee paid by the Portfolio. The value of closed-end investment company securities, which are usually traded on an exchange, is affected by demand for the securities themselves, independent of the demand for the underlying portfolio assets and, accordingly, such securities can trade at a discount from their net asset values.


PORTFOLIO TURNOVER. While it is the policy of the Portfolio to seek long-term capital appreciation, and generally not to engage in trading for short-term gains, the Portfolio will effect portfolio transactions without regard to its holding period if, in the judgment of the Adviser, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry, or in light of general market, economic or political conditions. Accordingly, the Portfolio may engage in short-term trading under such circumstances. Portfolio expenses increase with turnover of securities. It is anticipated that the annual portfolio turnover rate of the Portfolio will be not more than 100%.

CERTAIN INVESTMENT POLICIES. The Fund and the Portfolio have adopted certain fundamental investment restrictions and policies which are enumerated in detail in the Statement of Additional Information and which may not be changed unless authorized by a shareholder vote and an investor vote, respectively. Among these fundamental restrictions, neither the Fund nor the Portfolio may
(1) borrow money except from banks or through reverse repurchase agreements and in an amount not exceeding one-third of its total assets; or (2) with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer, other than U.S. Government securities or, in the case of the Fund, interests in the Portfolio, or acquire more than 10% of the outstanding voting securities of any one issuer. Except with respect to the Portfolio's borrowing limitation, investment restrictions are considered at the time of acquisition of assets; the sale of portfolio assets is not required in the event of a subsequent change in circumstances. As a matter of fundamental policy the Portfolio will invest less than 25% of its total assets in the securities, other than U.S. Government securities, of issuers in any one industry. However, the Portfolio is permitted to invest 25% or more of its total assets in (i) the securities of issuers located in any one country in the China Region and (ii) assets denominated in the currency of any one country.


Except for the fundamental investment restrictions and policies specifically identified above and those enumerated in the Statement of Additional Information, the investment objective and policies of the Fund and the Portfolio are not fundamental policies and accordingly may be changed by the Trustees of the Trust and the Portfolio without obtaining the approval of the shareholders of the Fund or the investors in the Portfolio, as the case may be. If any changes were made, the Fund might have investment objectives different from the objectives which an investor considered appropriate at the time the investor became a shareholder in the Fund. As a matter of nonfundamental policy, neither the Fund nor the Portfolio (i) intends to borrow for leverage purposes or may purchase any securities if, at the time of such purchase, permitted borrowings exceed 5% of the value of the Portfolio's or the Fund's total assets, as the case may be, or (ii) is permitted to invest more than 15% of its net assets in unmarketable securities, over-the-counter options, repurchase agreements maturing in more than seven days and other illiquid securities.

Under the 1940 Act and the rules promulgated thereunder, the Portfolio's investments in the securities of any company that, in its most recent fiscal year, derived more than 15% of its gross revenues from securities-related activities is limited to 5% of any class of the issuer's equity securities and 10% of the outstanding principal amount of the issuer's debt securities, provided that the Portfolio's aggregate investments in the securities of any such issuer do not exceed 5% of the Portfolio's total assets. Some of the companies available for investment in China and the China Region, including enterprises being privatized by such countries, may be financial services businesses that engage in securities-related activities. The Portfolio's ability to invest in such enterprises may thus be limited.

ORGANIZATION OF THE FUND AND THE PORTFOLIO
------------------------------------------------------------------------------
THE FUND IS A DIVERSIFIED SERIES OF EATON VANCE GROWTH TRUST (THE "TRUST"), A BUSINESS TRUST ESTABLISHED UNDER MASSACHUSETTS LAW PURSUANT TO A DECLARATION OF TRUST DATED MAY 25, 1989, AS AMENDED, AND IS THE SUCCESSOR TO A MASSACHUSETTS CORPORATION WHICH COMMENCED ITS INVESTMENT COMPANY OPERATIONS IN 1954. THE TRUST IS A MUTUAL FUND -- AN OPEN-END MANAGEMENT INVESTMENT COMPANY. The Trustees of the Trust are responsible for the overall management and supervision of its affairs. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series and because the Trust can offer separate series (such as the Fund) it is known as a "series company". Each share represents an equal proportionate beneficial interest in the Fund. When issued and outstanding, the shares are fully paid and nonassessable by the Trust and redeemable as described under "How to Redeem Fund Shares." Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

THE PORTFOLIO IS ORGANIZED AS A TRUST UNDER THE LAWS OF THE STATE OF NEW YORK AND INTENDS TO BE TREATED AS A PARTNERSHIP FOR FEDERAL TAX PURPOSES. The Portfolio, as well as the Trust, intends to comply with all applicable federal and state securities laws. The Portfolio's Declaration of Trust provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolio.

SPECIAL INFORMATION ON THE FUND/PORTFOLIO INVESTMENT STRUCTURE. An investor in the Fund should be aware that the Fund, unlike mutual funds which directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing its assets in an interest in the Portfolio (although the Fund may temporarily hold a de minimus amount of cash), which is a separate investment company with an identical investment objective. Therefore, the Fund's interest in the securities owned by the Portfolio is indirect. In addition to selling an interest to the Fund, the Portfolio may sell interests to other affiliated and non-affiliated mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the various funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures, including funds that have multiple classes of shares. For information regarding the investment objective, policies and restrictions of the Portfolio, see "The Fund's Investment Objective", "How the Fund and the Portfolio Invest their Assets" and "Special Investment Methods and Risk Factors." Further information regarding investment practices may be found in the Statement of Additional Information.


The Trustees of the Trust have considered the advantages and disadvantages of investing the assets of the Fund in the Portfolio, as well as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure offers opportunities for substantial growth in the assets of the Portfolio, and affords the potential for economies of scale for the Fund, at least when the assets of the Portfolio exceed $500 million.


The Fund may withdraw (completely redeem) all its assets from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so. The investment objective and the nonfundamental investment policies of the Fund and the Portfolio may be changed by the Trustees of the Trust and the Portfolio without obtaining the approval of the shareholders of the Fund or the investors in the Portfolio, as the case may be. Any such change of the investment objective will be preceded by thirty days' advance written notice to the shareholders of the Fund or the investors in the Portfolio, as the case may be. If a shareholder redeems shares because of a change in the nonfundamental objective or policies of the Fund, those shares may be subject to a contingent deferred sales charge, as described in "How to Redeem Fund Shares". In the event the Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Trust determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, such Trustees would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all its assets from the Portfolio.

Information regarding the availability of other pooled investment entities or funds which invest in the Portfolio may be obtained by contacting Eaton Vance Distributors, Inc. (the "Principal Underwriter" or "EVD"), 24 Federal Street, Boston, MA 02110 (617) 482-8260. Smaller investors in the Portfolio may be adversely affected by the actions of a larger investor in the Portfolio. For example, if a large investor withdraws from the Portfolio, the remaining investors may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk, and experience decreasing economies of scale. However, this possibility exists as well for historically structured funds which have large or institutional investors.

Until 1992, the Manager sponsored and advised historically structured funds. Funds which invest all their assets in interests in a separate investment company are a relatively new development in the mutual fund industry and, therefore, the Fund may be subject to additional regulations than historically structured funds.

The Declaration of Trust of the Portfolio provides that the Portfolio will terminate 120 days after the complete withdrawal of the Fund or any other investor in the Portfolio, unless either the remaining investors, by unanimous vote at a meeting of such investors, or a majority of the Trustees of the Portfolio, by written instrument consented to by all investors, agree to continue the business of the Portfolio. This provision is consistent with treatment of the Portfolio as a partnership for federal income tax purposes. See "Distributions and Taxes" for further information. Whenever the Fund as an investor in the Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, a Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of such Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

One independent Trustee of the Portfolio also serves as a Trustee of the Trust. The Trustees of the Trust, including a majority of the noninterested Trustees, have approved written procedures designed to identify and address any potential conflicts of interest which might arise as a result of the existence of one common independent Trustee on the two Boards. For further information concerning the Trustees and officers of each of the Trust and the Portfolio, see the Statement of Additional Information.


MANAGEMENT OF THE FUND AND THE PORTFOLIO
------------------------------------------------------------------------------

EATON VANCE MANAGEMENT ("EATON VANCE") ACTS AS THE SPONSOR AND MANAGER OF THE FUND AND THE ADMINISTRATOR OF THE PORTFOLIO. THE PORTFOLIO HAS ENGAGED LLOYD GEORGE MANAGEMENT (HONG KONG) LIMITED ("LGM-HK") AS ITS INVESTMENT ADVISER. Pursuant to a service agreement effective on January 1, 1996 between LGM-HK and its affiliate, Lloyd George Investment Management (Bermuda) Limited ("LGIM-B"), LGIM-B, acting under the general supervision of the Portfolio's Trustees, manages the Portfolio's investments and affairs. LGM-HK supervises LGIM-B's performance of this function and retains its contractual obligations under its investment advisory agreement with the Portfolio. LGM-HK and LGIM-B are referred to collectively as the Advisers. The Portfolio is co-managed by Robert Lloyd George and Scobie Dickinson Ward.

Each Adviser is registered as an investment adviser with the Securities and Exchange Commission (the "Commission"). Each Adviser is a subsidiary of Lloyd George Management (B.V.I.) Limited ("LGM"). LGM and its subsidiaries act as investment adviser to various individual and institutional clients with total assets under management of more than $1 billion. Eaton Vance's parent, Eaton Vance Corp., owns 24% of the Class A shares issued by LGM.

LGM was established in 1991 to provide investment management services with respect to equity securities of companies trading in Asian securities markets, especially those of emerging markets. LGM currently manages Pacific Basin and Asian portfolios for both private clients and institutional investors seeking long-term capital growth. LGM's core investment team consists of nine experienced investment professionals, based in Hong Kong, who have worked together over a number of years successfully managing client portfolios in Pacific Basin and Asian stock markets. LGM also has offices in Bombay, India and London, England. The team has a unique knowledge of, and experience with, Pacific Basin and Asian emerging markets. LGM is ultimately controlled by the Hon. Robert J.D. Lloyd George, President and Trustee of the Portfolio and Chairman and Chief Executive Officer of the Advisers. LGM's only activity is portfolio management.

LGM and the Advisers have adopted a disciplined management style, providing a blend of Asian and multinational expertise with the most rigorous international standards of fundamental security analysis. Although focused primarily in Asia, LGM and the Advisers maintain a network of international contacts in order to monitor international economic and stock market trends and offer clients a global management service.

THE HONOURABLE ROBERT LLOYD GEORGE. Chairman. Born in London in 1952 and educated at Eton College, where he was a King's Scholar, and at Oxford University. Prior to founding LGM, Mr. Lloyd George was Managing Director of Indosuez Asia Investment Services Ltd. Previously, he spent four years with Fiduciary Trust Company of New York researching international securities, in the United States and Europe, for the United Nations Pension Fund. Mr. Lloyd George is the author of numerous published articles and three books -- "A Guide to Asian Stock Markets" (Longmans, Hong Kong, 1989), "The East West Pendulum" (Woodhead - Faulkner, Cambridge, 1991) and "North South -- an Emerging Markets Handbook" (Probus, England, 1994).


WILLIAM WALTER RALEIGH KERR. Finance Director and Chief Operating
Officer. Born in 1950 and educated at Ampleforth and Oxford. Mr. Kerr qualified as a Chartered Accountant at Thomson McLintock & Co. before joining The Oldham Estate Company plc as Financial Controller. Prior to joining LGM, Mr. Kerr was a Director of Banque Indosuez's corporate finance subsidiary, Financiere Indosuez Limited, in London. Prior to that Mr. Kerr worked for First Chicago Limited.


SCOBIE DICKINSON WARD. Director. Born in 1966 and a cum laude graduate of both Phillips Academy Andover, and Harvard College. Mr. Ward joined Indosuez Asia Investment Services in 1989, where he managed the $100 million Himalayan Fund, and the Indosuez Tasman Fund, investing in Australia and New Zealand. Messrs. Ward and Lloyd George manage Eaton Vance's Emerging Markets Portfolio and South Asia Portfolio (which invests in India and the Indian subcontinent).


M. F. TANG. Director. Born in 1946 and educated in Hong Kong. Mr. Tang is a Fellow of the Chartered Association of Certified Accountants. Mr. Tang joined LGM having worked for Australian Mutual Provident Society in Sydney where he was a Portfolio Manager responsible for Asian Equities. Prior thereto Mr. Tang worked for Barclays Australia Investment Services Ltd. From 1978 to 1986 Mr. Tang worked for Barings International Investment Management and prior to that he spent six years with Peat Marwick Mitchell & Co. Mr. Tang is fluent in the Cantonese and Mandarin dialects of the Chinese language.


PAMELA CHAN. Director. Born in Hong Kong in 1957 and graduated from Mills College in Oakland, California. She was an investment executive for Jardine Fleming from 1982-1984 before moving to Australia where she worked as a Fund Manager for Rothschild and Aetna. She joined Sun Life Assurance Society PLC in England in 1987 where she was the head of South East Asian Equities and a Director. She joined LGM in April 1994 where she is a portfolio manager and a member of the Pension Management Committee.

ADALINE MANG-YEE KO. Director. Born in 1943 and educated at University of Birmingham, England and at London Business School where she received her MBA. Ms. Ko has over 13 years experience working with Far East Asian equities. From 1982-1988, she worked at Save & Prosper Group Ltd. as an investment manager. In 1988, Ms. Ko transferred to Robert Fleming & Co. Ltd. In 1990, she was promoted to Director of Fleming Investment Management Ltd. In 1992, she was promoted to Head of the Pacific Region Portfolios Group where she supervised a team of 5 with responsibility for over $1.5 billion in assets under management. Ms. Ko joined LGM in 1995.

Effective January 1, 1996, LGM-HK will pay to LGIM-B the entire amount of the advisory fee payable by the Portfolio under its investment advisory agreement with LGM-HK. Under this agreement, LGM-HK is entitled to receive a monthly advisory fee of 0.0625% (equivalent to 0.75% annually) of the average daily net assets of the Portfolio up to $500 million, which fee declines at intervals above $500 million. As at August 31, 1995, the Portfolio had net assets of $590,417,058. For the fiscal year ended August 31, 1995, the Portfolio paid LGM-HK advisory fees equivalent to 0.74% of the Portfolio's average daily net assets for such period.

LGIM-B also furnishes for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio. LGIM-B places the portfolio securities transactions of the Portfolio with many broker-dealer firms and uses its best efforts to obtain execution of such transactions at prices which are advantageous to the Portfolio and at reasonably competitive commission rates. Subject to the foregoing, LGIM-B may consider sales of shares of the Fund as a factor in the selection of firms to execute portfolio transactions.

EATON VANCE, ITS AFFILIATES AND ITS PREDECESSOR COMPANIES HAVE BEEN MANAGING ASSETS OF INDIVIDUALS AND INSTITUTIONS SINCE 1924 AND MANAGING INVESTMENT COMPANIES SINCE 1931. EATON VANCE ACTS AS INVESTMENT ADVISER TO INVESTMENT COMPANIES AND VARIOUS INDIVIDUAL AND INSTITUTIONAL CLIENTS WITH ASSETS UNDER MANAGEMENT OF APPROXIMATELY $16 BILLION. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly held holding company. Eaton Vance Corp., through its subsidiaries and affiliates, engages in investment management and marketing activities, fiduciary and banking services, oil and gas operations, real estate investment, consulting and management, and development of precious metals properties. Eaton Vance Corp. also owns 24% of the Class A shares issued by LGM.

Eaton Vance, acting under the general supervision of the Boards of Trustees of the Trust and the Portfolio, manages and administers the business affairs of the Fund and the Portfolio. Eaton Vance's services include monitoring and providing reports to the Trustees of the Trust and the Portfolio concerning the investment performance achieved by the Adviser for the Portfolio, recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the transfer agent of the Fund and the custodian of the Portfolio, providing assistance in connection with Trustees' and shareholders' meetings and other management and administrative services necessary to conduct the business of the Fund and the Portfolio. Eaton Vance does not provide any investment management or advisory services to the Portfolio or the Fund. Eaton Vance also furnishes for the use of the Fund and the Portfolio office space and all necessary office facilities, equipment and personnel for managing and administering the business affairs of the Fund and the Portfolio.

Under its management contract with the Fund, Eaton Vance receives a monthly fee in the amount of 1/48 of 1% (equal to 0.25% annually) of the average daily net assets of the Fund up to $500 million, which fee declines at intervals above $500 million. As of August 31, 1995, the Fund had net assets of $324,257,771. For the fiscal year ended August 31, 1995, Eaton Vance earned management fees equivalent to 0.25% of the Fund's average daily net assets for such period. In addition, under its administration agreement with the Portfolio, Eaton Vance receives a monthly fee in the amount of 1/48 of 1% (equal to 0.25% annually) of the average daily net assets of the Portfolio up to $500 million, which fee declines at intervals above $500 million. For the fiscal year ended August 31, 1995, Eaton Vance earned administration fees from the Portfolio equivalent to 0.24% of the Portfolio's average daily net assets for such period. The combined advisory, management and administration fees payable by the Fund and the Portfolio are higher than similar fees charged by most other investment companies.

The Fund and the Portfolio, as the case may be, will each be responsible for all respective costs and expenses not expressly stated to be payable by the Advisers under the investment advisory agreement and Eaton Vance under the management contract or the administration agreement.

DISTRIBUTION PLAN
------------------------------------------------------------------------------
THE FUND FINANCES DISTRIBUTION ACTIVITIES AND HAS ADOPTED A DISTRIBUTION PLAN (THE "PLAN") PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE "1940 ACT"). Rule 12b-1 permits a mutual fund, such as the Fund, to finance distribution activities and bear expenses associated with the distribution of its shares provided that any payments made by the fund are made pursuant to a written plan adopted in accordance with the Rule. The Plan is subject to, and complies with, the sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD Rule"). The Plan is described further in the Statement of Additional Information, and the following is a description of the salient features of the Plan. The Plan provides that the Fund, subject to the NASD Rule, will pay sales commissions and distribution fees to the Principal Underwriter only after and as a result of the sale of shares of the Fund. On each sale of Fund shares (excluding reinvestment of distributions) the Fund will pay the Principal Underwriter (i) sales commissions equal to 5% of the amount received by the Fund for each share sold and (ii) distribution fees calculated by applying the rate of 1% over the prime rate then reported in The Wall Street Journal to the outstanding balance of Uncovered Distribution Charges (as described below) of the Principal Underwriter. The Principal Underwriter currently expects to pay sales commissions (except on exchange transactions and reinvestments) to a financial services firm (an "Authorized Firm") at the time of sale equal to 4% of the purchase price of the shares sold by such Firm. The Principal Underwriter will use its own funds (which may be borrowed from banks) to pay such commissions. Because the payment of the sales commissions and distribution fees to the Principal Underwriter is subject to the NASD Rule described below, it will take the Principal Underwriter a number of years to recoup the sales commissions paid by it to Authorized Firms from the payments received by it from the Fund pursuant to the Plan.

THE NASD RULE REQUIRES THE FUND TO LIMIT ITS ANNUAL PAYMENTS OF SALES COMMISSIONS AND DISTRIBUTION FEES TO AN AMOUNT NOT EXCEEDING .75% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR EACH FISCAL YEAR. Accordingly, the Fund accrues daily an amount at the rate of 1/365 of .75% of the Fund's net assets, and pays such accrued amounts monthly to the Principal Underwriter. The Plan requires such accruals to be automatically discontinued during any period in which there are no outstanding Uncovered Distribution Charges under the Plan. Uncovered Distribution Charges are calculated daily and, briefly, are equivalent to all unpaid sales commissions and distribution fees to which the Principal Underwriter is entitled under the Plan less all contingent deferred sales charges theretofore paid to the Principal Underwriter and all amounts theretofore paid to the Principal Underwriter by LGIM-B in consideration of the former's distribution efforts. The Eaton Vance organization may be considered to have realized a profit under the Fund's Plan if at any point in time the aggregate amounts of all payments received by the Principal Underwriter from the Fund, pursuant to the Plan and from LGIM-B in consideration of the distribution efforts, including any contingent deferred sales charges, have exceeded the total expenses theretofore incurred by such organization in distributing shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices.

Because of the NASD Rule limitation on the amount of sales commissions and distribution fees paid during any fiscal year, a high level of sales of Fund shares during the initial years of the Fund's operations would cause a large portion of the sales commissions attributable to a sale of Fund shares to be accrued and paid by the Fund to the Principal Underwriter in fiscal years subsequent to the year in which such shares were sold. This spreading of sales commissions payments under the Plan over an extended period would result in the incurrence and payment of increased distribution fees under the Plan.

During the fiscal year ended August 31, 1995, the Fund paid sales commissions under its Plan equivalent to .75% of the Fund's average daily net assets. As of August 31, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $2,898,000 (equivalent to 0.9% of the Fund's net assets on such day).

THE PLAN ALSO AUTHORIZES THE FUND TO MAKE PAYMENTS OF SERVICE FEES TO THE PRINCIPAL UNDERWRITER, AUTHORIZED FIRMS AND OTHER PERSONS IN AMOUNTS NOT EXCEEDING .25% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR EACH FISCAL YEAR. The Trustees of the Trust have initially implemented the Plan by authorizing the Fund to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed .25% per annum of the Fund's average daily net assets for each fiscal year based on the value of Fund shares sold by such persons and remaining outstanding for at least twelve months. As permitted by the NASD Rule, such payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to the Principal Underwriter, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of the Principal Underwriter. For the fiscal year ended August 31, 1995, the Fund made service fee payments under the Plan equivalent to 0.13% of the Fund's average daily net assets.

The Principal Underwriter may, from time to time, at its own expense, provide additional incentives to Authorized Firms which employ registered representatives who sell the Fund's shares and/or shares of other funds distributed by the Principal Underwriter. In some instances, such additional incentives may be offered only to certain Authorized Firms whose representatives sell or are expected to sell significant amounts of shares. In addition, the Principal Underwriter may from time to time increase or decrease the sales commissions payable to Authorized Firms.

Distribution of Fund shares by the Principal Underwriter will also be encouraged by the payment by LGIM-B to the Principal Underwriter of amounts equivalent to .15% of the Fund's annual average daily net assets. Such payments will be made from LGIM-B's own resources, not Fund assets. The aggregate amounts of such payments are a deduction in calculating the outstanding Uncovered Distribution Charges of the Principal Underwriter under the Plan and, therefore, will benefit Fund shareholders when such charges exist. Such payments will be made in consideration of the Principal Underwriter's distribution efforts.


The Fund may, in its absolute discretion, suspend, discontinue or limit the offering of its shares at any time. In determining whether any such action should be taken, the Fund's management intends to consider all relevant factors, including without limitation the size of the Fund, the investment climate and market conditions, the volume of sales and redemptions of Fund shares, and the amount of Uncovered Distribution Charges of the Principal Underwriter. The Plan may continue in effect and payments may be made under the Plan following any such suspension, discontinuance or limitation of the offering of Fund shares; however, the Fund is not contractually obligated to continue the Plan for any particular period of time. Suspension of the offering of Fund shares would not, of course, affect a shareholder's ability to redeem shares.

VALUING FUND SHARES
------------------------------------------------------------------------------

THE FUND VALUES ITS SHARES ONCE ON EACH DAY THE NEW YORK STOCK EXCHANGE (THE "EXCHANGE") IS OPEN FOR TRADING, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Fund's net asset value per share is determined by its custodian, Investors Bank & Trust Company ("IBT") (as agent for the Fund) in the manner authorized by the Trustees of the Trust. Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities, by the number of shares outstanding. Because the Fund invests its assets in an interest in the Portfolio, the Fund's net asset value will reflect the value of its interest in the Portfolio (which, in turn, reflects the underlying value of the Portfolio's assets and liabilities).


Authorized Firms must communicate an investor's order to the Principal Underwriter prior to the close of the Principal Underwriter's business day to receive that day's net asset value per share and the public offering price based thereon. It is the Authorized Firms' responsibility to transmit orders promptly to the Principal Underwriter, which is a wholly-owned subsidiary of Eaton Vance.


The Portfolio's net asset value is also determined as of the close of regular trading on the Exchange by IBT (as custodian and agent for the Portfolio) based on market or fair value in the manner authorized by the Trustees of the Portfolio, with special provisions for valuing debt obligations, short-term investments, foreign securities, direct investments, hedging instruments and assets not having readily available market quotations, if any. Net asset value is computed by subtracting the liabilities of the Portfolio from the value of its total assets. For further information regarding the valuation of the Portfolio's assets, see "Determination of Net Asset Value" in the Statement of Additional Information.

  ---------------------------------------------------------------------------
  SHAREHOLDERS MAY DETERMINE THE VALUE OF THEIR INVESTMENT BY MULTIPLYING
  THE NUMBER OF FUND SHARES OWNED BY THE CURRENT NET ASSET VALUE PER SHARE.
  ---------------------------------------------------------------------------


HOW TO BUY FUND SHARES
------------------------------------------------------------------------------

SHARES OF THE FUND MAY BE PURCHASED FOR CASH OR MAY BE ACQUIRED IN EXCHANGE FOR SECURITIES. Investors may purchase shares of the Fund through Authorized Firms at the net asset value per share of the Fund next determined after an order is effective. The Fund may suspend the offering of shares at any time and may refuse an order for the purchase of shares. An Authorized Firm may charge its customers a fee in connection with transactions executed by that Firm.

An initial investment in the Fund must be at least $1,000. Once an account has been established the investor may send investments of $50 or more at any time directly to the Fund's transfer agent (the "Transfer Agent") as follows: First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104. The $1,000 minimum initial investment is waived for Bank Automated Investing accounts, which may be established with an investment of $50 or more. See "Eaton Vance Shareholder Services".

In connection with employee benefit or other continuous group purchase plans under which the average initial purchase by a participant of the plan is $1,000 or more, the Fund may accept initial investments of less than $1,000 on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by the Fund as described below under "How to Redeem Fund Shares."

ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as Manager, in exchange for Fund shares at their net asset value as determined above. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold on the day of their receipt or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable net asset value per Fund share on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities, but does not guarantee the best available price. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities.


Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an Authorized Firm, together with a completed and signed Letter of Transmittal in approved form (available from Authorized Firms), as follows:

        IN THE CASE OF BOOK ENTRY:

        Deliver through Depository Trust Co.
        Broker #2212
        Investors Bank & Trust Company
        For A/C EV Marathon Greater China Growth Fund

        IN THE CASE OF PHYSICAL DELIVERY:

        Investors Bank & Trust Company
        Attention: EV Marathon Greater China Growth Fund
        Physical Securities Processing Settlement Area
        89 South Street
        Boston, MA 02111


Investors who are contemplating an exchange of securities for shares of the Fund, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities to IBT. Eaton Vance reserves the right to reject any securities. Exchanging securities for Fund shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, state and local tax consequences of exchanging securities for Fund shares.


  ---------------------------------------------------------------------------
  IF YOU DON'T HAVE AN AUTHORIZED FIRM, EATON VANCE CAN RECOMMEND ONE.
  ---------------------------------------------------------------------------

HOW TO REDEEM FUND SHARES
------------------------------------------------------------------------------

A SHAREHOLDER MAY REDEEM FUND SHARES BY DELIVERING TO FIRST DATA INVESTOR SERVICES GROUP, BOS725, P.O. BOX 1559, BOSTON, MA 02104, during its business hours a written request for redemption in good order, plus any share certificates with executed stock powers. The redemption price will be based on the net asset value per Fund share next computed after such delivery. Good order means that all relevant documents must be endorsed by the record owner
(s) exactly as the shares are registered and the signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by a regulation of the Securities and Exchange Commission and acceptable to First Data Investor Services Group. In addition, in some cases, good order may require the furnishing of additional documents such as where shares are registered in the name of a corporation, partnership or fiduciary.

Within seven days after receipt of a redemption request by First Data Investor Services Group, the Fund will make payment in cash for the net asset value of the shares as of the date determined above and reduced by the amount of any applicable contingent deferred sales charge (described below), and any federal income tax required to be withheld. Although the Fund normally expects to make payment in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn by the Fund from the Portfolio. The securities so distributed would be valued pursuant to the Portfolio's valuation procedures. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

To sell shares at their net asset value through an Authorized Firm (a repurchase), a shareholder can place a repurchase order with the Authorized Firm, which may charge a fee. The value of such shares is based upon the net asset value calculated after EVD, as the Fund's agent, receives the order. It is the Authorized Firm's responsibility to transmit promptly repurchase orders to EVD. Throughout this Prospectus, the word "redemption" is generally meant to include a repurchase.

If shares were recently purchased, the proceeds of redemption (or repurchase) will not be sent until the check (including a certified or cashier's check) received for the shares purchased has cleared. Payment for shares tendered for redemption may be delayed up to 15 days from the purchase date when the purchase check has not yet cleared. Redemptions or repurchases may result in a taxable gain or loss.

Due to the high cost of maintaining small accounts, the Fund reserves the right to redeem Fund accounts with balances of less than $500. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. Thus, an investor making an initial investment of $1,000 would not be able to redeem shares without being subject to this policy. However, no such redemption would be required by the Fund if the cause of the low account balance was a reduction in the net asset value of Fund shares. No contingent deferred sales charge will be imposed with respect to such involuntary redemptions.

CONTINGENT DEFERRED SALES CHARGE. Shares redeemed within the first six years of their purchase (except shares acquired through the reinvestment of distributions) generally will be subject to a contingent deferred sales charge. A contingent deferred sales charge is imposed on any redemption the amount of which exceeds the aggregate value at the time of redemption of (a) all shares in the account purchased more than six years prior to the redemption, (b) all shares in the account acquired through reinvestment of distributions and (c) the increase, if any, in value of all other shares in the account (namely those purchased within the six years preceding the redemption) over the purchase price of such shares. Redemptions are processed in a manner to maximize the amount of redemption proceeds which will not be subject to a contingent deferred sales charge. That is, each redemption will be assumed to have been made first from the exempt amounts referred to in clauses (a), (b) and (c) above, and second through liquidation of those shares in the account referred to in clause (c) on a first-in-first-out basis. Any contingent deferred sales charge which is required to be imposed on share redemptions will be made in accordance with the following schedule:

                                                                   CONTINGENT
                                                                    DEFERRED
  YEAR OF REDEMPTION AFTER PURCHASE                               SALES CHARGE
  ----------------------------------------------------------------------------
  First or Second                                                      5%
  Third                                                                4%
  Fourth                                                               3%
  Fifth                                                                2%
  Sixth                                                                1%
  Seventh and following                                                0%

In calculating the contingent deferred sales charge upon the redemption of shares acquired in an exchange for shares of a fund currently listed under "The Eaton Vance Exchange Privilege", the contingent deferred sales charge schedule applicable to the shares at the time of purchase will apply and the purchase of Fund shares acquired in the exchange is deemed to have occurred at the time of the original purchase of exchanged shares.

No contingent deferred sales charge will be imposed on shares of the Fund which have been sold to Eaton Vance, its affiliates, or to their respective employees or clients. The contingent deferred sales charge will be waived for shares redeemed (1) pursuant to a Withdrawal Plan (see "Eaton Vance Shareholder Services"), (2) as part of a required distribution from a tax-sheltered retirement plan or (3) following the death of all beneficial owners of such shares, provided the redemption is requested within one year of death (a death certificate and other applicable documents may be required). The contingent deferred sales charge will be paid to the Principal Underwriter or the Fund. When paid to the Principal Underwriter it will reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. See "Distribution Plan".

  ---------------------------------------------------------------------------
  THE FOLLOWING EXAMPLE ILLUSTRATES THE OPERATION OF THE CONTINGENT DEFERRED SALES CHARGE. ASSUME THAT AN INVESTOR PURCHASES $10,000 OF THE FUND'S SHARES AND THAT 16 MONTHS LATER THE VALUE OF THE ACCOUNT HAS GROWN THROUGH INVESTMENT PERFORMANCE AND REINVESTMENT OF DIVIDENDS TO $12,000. THE INVESTOR THEN MAY REDEEM UP TO $2,000 OF SHARES WITHOUT INCURRING A CONTINGENT DEFERRED SALES CHARGE. IF THE INVESTOR SHOULD REDEEM $3,000 OF SHARES, A CHARGE WOULD BE IMPOSED ON $1,000 OF THE REDEMPTION. THE RATE WOULD BE 5% BECAUSE THE REDEMPTION WAS MADE IN THE SECOND YEAR AFTER THE PURCHASE WAS MADE AND THE CHARGE WOULD BE $50.
  ---------------------------------------------------------------------------


REPORTS TO SHAREHOLDERS
------------------------------------------------------------------------------

THE FUND WILL ISSUE TO ITS SHAREHOLDERS SEMI-ANNUAL AND ANNUAL REPORTS CONTAINING FINANCIAL STATEMENTS. Financial statements included in annual reports are audited by the Fund's independent certified public accountants. Shortly after the end of each calendar year, the Fund will furnish its shareholders with information necessary for preparing federal and state income tax returns.


THE LIFETIME INVESTING ACCOUNT/DISTRIBUTION OPTIONS
------------------------------------------------------------------------------

AFTER AN INVESTOR MAKES AN INITIAL PURCHASE OF FUND SHARES, THE FUND'S TRANSFER AGENT, FIRST DATA INVESTOR SERVICES GROUP, WILL SET UP A LIFETIME INVESTING ACCOUNT FOR THE INVESTOR ON THE FUND'S RECORDS. This account is a complete record of all transactions between the investor and the Fund which at all times shows the balance of shares owned. The Fund will not issue share certificates except upon request.

Each time a transaction takes place in a shareholder's account, the shareholder will receive a statement showing complete details of the transaction and the current balance in the account. (Under certain investment plans, statements may be sent only quarterly). THE LIFETIME INVESTING ACCOUNT ALSO PERMITS A SHAREHOLDER TO MAKE ADDITIONAL INVESTMENTS BY SENDING A CHECK FOR $50 OR MORE TO First Data Investor Services Group.

Any questions concerning a shareholder's account or services available may also be directed by telephone to EATON VANCE SHAREHOLDER SERVICES at 800-225-6265, extension 2, or in writing to First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104 (please provide the name of the shareholder, the Fund and the account number).

THE FOLLOWING DISTRIBUTION OPTIONS WILL BE AVAILABLE TO ALL LIFETIME INVESTING ACCOUNTS and may be changed as often as desired by written notice to the Fund's dividend disbursing agent, First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104. The currently effective option will appear on each account statement.


SHARE OPTION -- Dividends and capital gains will be reinvested in additional shares.

INCOME OPTION -- Dividends will be paid in cash and capital gains will be reinvested in additional shares.

CASH OPTION  -- Dividends and capital gains will be paid in cash.


The SHARE OPTION will be assigned if no other option is specified. Distributions, including those reinvested, will be reduced by any withholding required under the federal income tax laws.


If the INCOME OPTION or CASH OPTION has been selected, dividend and/or capital gains distribution checks which are returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested in the account at the then current net asset value. Furthermore, the distribution option on the account will be automatically changed to the SHARE OPTION until such time as the shareholder selects a different option.

DISTRIBUTION INVESTMENT OPTION. In addition to the distribution options set forth above, dividends and/or capital gains may be invested in additional shares of another Eaton Vance fund. Before selecting this option, a shareholder should obtain a prospectus of the other Eaton Vance fund and consider its objectives and policies carefully.


"STREET NAME" ACCOUNTS. If shares of a Fund are held in a "street name" account with an Authorized Firm, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Firm, and not by the Fund and its Transfer Agent. Since the Fund will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Firm to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account, or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with a Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Firm. Before establishing a "street name" account with an investment firm, or transferring the account to another investment firm, an investor wishing to reinvest distributions should determine whether the firm which will hold the shares allows reinvestment of distributions in "street name" accounts.

  ---------------------------------------------------------------------------
  UNDER A LIFETIME INVESTING ACCOUNT A SHAREHOLDER CAN MAKE ADDITIONAL INVESTMENTS IN SHARES OF THE FUND BY SENDING A CHECK FOR $50 OR MORE.
  ---------------------------------------------------------------------------


THE EATON VANCE EXCHANGE PRIVILEGE
------------------------------------------------------------------------------

Shares of the Fund currently may be exchanged for shares of one or more other funds in the Eaton Vance Marathon Group of Funds (except Eaton Vance Prime Rate Reserves) or Eaton Vance Money Market Fund, which are distributed with a contingent deferred sales charge, on the basis of the net asset value per share of each fund at the time of the exchange, provided that such exchange offers are available only in states where shares of the fund being acquired may be legally sold.

Each exchange must involve shares which have a net asset value of at least $1,000. The exchange privilege may be changed or discontinued without penalty. Shareholders will be given sixty (60) days' notice prior to any termination or material amendment of the exchange privilege. The Fund does not permit the exchange privilege to be used for "Market Timing" and may terminate the exchange privilege for any shareholder account engaged in Market Timing activity. Any shareholder account for which more than two round-trip exchanges are made within any twelve month period will be deemed to be engaged in Market Timing. Furthermore, a group of unrelated accounts for which exchanges are entered contemporaneously by a financial intermediary will be considered to be engaged in Market Timing.

First Data Investor Services Group makes exchanges at the next determined net asset value after receiving an exchange request in good order (see "How to Redeem Fund Shares"). Consult First Data Investor Services Group for additional information concerning the exchange privilege. Applications and prospectuses of other funds are available from Authorized Firms or the Principal Underwriter. The prospectus for each fund describes its investment objectives and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange.

No contingent deferred sales charge is imposed on exchanges. For purposes of calculating the contingent deferred sales charge upon the redemption of shares acquired in an exchange, the contingent deferred sales charge schedule applicable to the shares at the time of purchase will apply and the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares. For the contingent deferred sales charge schedule applicable to the Eaton Vance Marathon Group of Funds (except EV Marathon Strategic Income Fund and Class I shares of any EV Marathon Limited Maturity Fund), see "How to Redeem Fund Shares." The contingent deferred sales charge schedule applicable to EV Marathon Strategic Income Fund and Class I shares of any EV Marathon Limited Maturity Fund is 3%, 2.5%, 2% or 1% in the event of a redemption occurring in the first, second, third or fourth year, respectively, after the original share purchase.

Shares of other funds in the Eaton Vance Marathon Group of Funds and shares of Eaton Vance Money Market Fund may be exchanged for Fund shares on the basis of the net asset value per share of each fund at the time of exchange, but subject to any restrictions or qualifications set forth in the current prospectus of any such fund.

Telephone exchanges are accepted by First Data Investor Services Group provided the investor has not disclaimed in writing the use of the privilege. To effect such exchanges, call First Data Investor Services Group at 800-262-1122 or, within Massachusetts, 617-573-9403, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). Shares acquired by telephone exchange must be registered in the same name(s) and with the same address as the shares being exchanged. Neither the Fund, the Principal Underwriter nor First Data Investor Services Group will be responsible for the authenticity of exchange instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone exchange may be difficult to implement. An exchange may result in a taxable gain or loss.


EATON VANCE SHAREHOLDER SERVICES
------------------------------------------------------------------------------
THE FUND OFFERS THE FOLLOWING SERVICES WHICH ARE VOLUNTARY, INVOLVE NO EXTRA CHARGE, AND MAY BE CHANGED OR DISCONTINUED WITHOUT PENALTY AT ANY TIME. Full information on each of the services described below and an application, where required, are available from Authorized Firms or the Principal Underwriter. The cost of administering such services for the benefit of shareholders who participate in them is borne by the Fund as an expense to all shareholders.


INVEST-BY-MAIL -- FOR PERIODIC SHARE ACCUMULATION: Once the $1,000 minimum investment has been made, checks of $50 or more payable to the order of the EV Marathon Greater China Growth Fund may be mailed directly to First Data Investor Services Group BOS725, P.O. Box 1559, Boston, MA 02104 at any time -- whether or not distributions are reinvested. The name of the shareholder, the Fund and the account number should accompany each investment.

BANK AUTOMATED INVESTING -- FOR REGULAR SHARE ACCUMULATION: Cash investments of $50 or more may be made automatically each month or quarter from a shareholder's bank account. The $1,000 minimum initial investment and small account redemption policy are waived for these accounts.

WITHDRAWAL PLAN: A shareholder may draw on shareholdings systematically with monthly or quarterly checks in an aggregate amount that does not exceed annually 12% of the account balance at the time the plan is established. Such amount will not be subject to a contingent deferred sales charge. See "How to Redeem Fund Shares". A minimum deposit of $5,000 in shares is required.

REINVESTMENT PRIVILEGE: A SHAREHOLDER WHO HAS REPURCHASED OR REDEEMED SHARES MAY REINVEST, WITH CREDIT FOR ANY CONTINGENT DEFERRED SALES CHARGES PAID ON THE REPURCHASED OR REDEEMED SHARES, ANY PORTION OR ALL OF THE REPURCHASE OR REDEMPTION PROCEEDS (PLUS THAT AMOUNT NECESSARY TO ACQUIRE A FRACTIONAL SHARE TO ROUND OFF THE PURCHASE TO THE NEAREST FULL SHARE) IN SHARES OF THE FUND, provided that the reinvestment is effected within 60 days after such repurchase or redemption and the privilege has not been used more than once in the prior 12 months. Shares are sold to a reinvesting shareholder at the next determined net asset value following timely receipt of a written purchase order by the Principal Underwriter or by the Fund (or by the Fund's Transfer Agent). To the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the Fund (or other shares of the Fund are acquired within the period beginning 30 days before and ending 30 days after the date of the redemption), some or all of the loss generally will not be allowed as a tax deduction. Shareholders should consult their tax advisers concerning the tax consequences of reinvestments.

TAX-SHELTERED RETIREMENT PLANS: Shares of the Fund are available for purchase in connection with the following tax-sheltered retirement plans:


    -- Pension and Profit Sharing Plans for self-employed individuals, corporations and nonprofit organizations;

    -- Individual Retirement Account Plans for individuals and their non-employed spouses; and


    -- 403(b) Retirement Plans for employees of public school systems, hospitals, colleges and other nonprofit organizations meeting certain requirements of the Internal Revenue Code of 1986, as amended (the "Code").

Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the Principal Underwriter. This information should be read carefully and consultation with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Under all plans, dividends and distributions will be automatically reinvested in additional shares.


DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------------
DISTRIBUTIONS. It is the present policy of the Fund to make (A) at least one distribution annually (normally in December) of all or substantially all of the investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses and (B) at least one distribution annually of all or substantially all of the net realized capital gains allocated by the Portfolio to the Fund, if any (reduced by any available capital loss carryforwards from prior years).

Shareholders may reinvest all distributions in shares of the Fund without a sales charge at the per share net asset value as of the close of business on the record date.

The Fund's investment income consists of the Fund's allocated share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles. The Portfolio's net investment income consists of all income accrued on the Portfolio's assets, less all actual and accrued expenses of the Portfolio determined in accordance with generally accepted accounting principles. The Fund's net realized capital gains, if any, consist of the net realized capital gains (if any) allocated to the Fund by the Portfolio for tax purposes, after taking into account any available capital loss carryovers.

TAXES. Distributions by the Fund which are derived from the Fund's allocated share of the Portfolio's net investment income, net short-term capital gains and certain foreign exchange gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund. The Fund's distributions will generally not qualify for the dividends-received deduction for corporate shareholders. The Fund anticipates that for Federal tax purposes the entire distribution will constitute ordinary income to the shareholders. Shareholders reinvesting such distributions should treat the entire amount of the distribution as the tax basis of the additional shares acquired by reason of such reinvestment.

Capital gains referred to in clause (B) above, if any, realized by the Portfolio and allocated to the Fund for the Fund's fiscal year, which ends on August 31, will usually be distributed by the Fund prior to the end of December. Distributions by the Fund of long-term capital gains allocated to the Fund by the Portfolio are taxable to shareholders as long-term capital gains, whether paid in cash or additional shares of the Fund, regardless of the length of time Fund shares have been owned by the shareholder.

If shares are purchased shortly before the record date of a distribution, the shareholder will pay the full price for the shares and then receive some portion of the price back as a taxable distribution. The amount, timing and character of the Fund's distributions to shareholders may be affected by special tax rules governing the Portfolio's activities in options, futures and forward foreign currency exchange transactions or certain other investments.


Certain distributions which are declared by the Fund in October, November or December and paid the following January will be reportable by shareholders as if received on December 31 of the year in which they are declared.

The Fund intends to qualify as a regulated investment company under the Code and to satisfy all requirements relating to the sources of its income, the distribution of its income, and the diversification of its assets. In satisfying these requirements, the Fund will treat itself as owning its proportionate share of each of the Portfolio's assets and as entitled to the income of the Portfolio properly attributable to such share.

As a regulated investment company under the Code, the Fund does not pay federal income or excise taxes to the extent that it distributes to shareholders its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code. As a partnership under the Code, the Portfolio does not pay federal income or excise taxes.

Income (possibly including, in some cases, capital gains) realized by the Portfolio from certain instruments and allocated to the Fund may be subject to foreign income taxes, and the Fund may make an election under Section 853 of the Code that would allow shareholders to claim a credit or deduction on their federal income tax returns for (and treated as additional amounts distributed to them) their pro rata portion of the Fund's allocated share of qualified taxes paid by the Portfolio to foreign countries. This election may be made only if more than 50% of the assets of the Fund, including its allocable share of the Portfolio's assets, at the close of the Fund's taxable year consists of securities in foreign corporations. The Fund will send a written notice of any such election (not later than 60 days after the close of its taxable year) to each shareholder indicating the amount to be treated as the shareholder's proportionate share of such taxes. Availability of foreign tax credits or deductions for shareholders is subject to certain additional restrictions and limitations under the Code.

Shareholders will receive annually one or more Forms 1099 to assist in the preparation of their federal and state income tax returns for the prior calendar year's distributions, proceeds from the redemption or exchange of Fund shares, and federal income tax (if any) withheld by the Fund's Transfer Agent.


PERFORMANCE INFORMATION
------------------------------------------------------------------------------

THE FUND'S AVERAGE ANNUAL TOTAL RETURN IS DETERMINED BY MULTIPLYING A HYPOTHETICAL INITIAL PURCHASE OF $1,000 INVESTED AT THE MAXIMUM PUBLIC OFFERING PRICE (NET ASSET VALUE) BY THE AVERAGE ANNUAL COMPOUNDED RATE OF RETURN (INCLUDING CAPITAL APPRECIATION/DEPRECIATION, AND DIVIDENDS AND DISTRIBUTIONS PAID AND REINVESTED) FOR THE STATED PERIOD AND ANNUALIZING THE RESULT. The average annual total return calculation assumes a complete redemption of the investment and the deduction of any contingent deferred sales charge at the end of the period. The Fund may also publish annual and cumulative total return figures from time to time. The Fund may use such total return figures, together with comparisons with the Consumer Price Index, various domestic and foreign securities indices and performance studies prepared by independent organizations, in advertisements and in information furnished to present or prospective shareholders. The Fund may also quote total return for the period prior to commencement of operations which would reflect the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund sales charge.


The Fund may also publish total return figures which do not take into account any contingent deferred sales charge which may be imposed upon redemptions at the end of the specified period. Any performance figure which does not take into account the contingent deferred sales charge would be reduced to the extent such charge is imposed upon a redemption.


Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any prior period should not be considered a representation of what an investment may earn or what the Fund's total return may be in any future period. The Fund's investment results are based on many factors, including market conditions, the composition of the security holdings of the Portfolio and the operating expenses of the Fund and the Portfolio. Investment results also often reflect the risks associated with the particular investment objective and policies of the Fund and the Portfolio. Among others, these factors should be considered when comparing the Fund's investment results to those of other mutual funds and other investment vehicles.

[LOGO]

EV MARATHON

GREATER CHINA

GROWTH FUND

PROSPECTUS


JANUARY 1, 1996






EV MARATHON GREATER
CHINA GROWTH FUND
24 FEDERAL STREET
BOSTON, MA 02110

-------------------------------------------------------------------------------

SPONSOR AND MANAGER OF EV MARATHON GREATER CHINA GROWTH FUND
Administrator of Greater China Growth Portfolio, Eaton Vance Management, 24 Federal Street, Boston, MA 02110


ADVISER OF GREATER CHINA GROWTH PORTFOLIO
Lloyd George Investment Management (Bermuda) Limited, 3808 One Exchange Square, Central, Hong Kong


PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265


CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111

TRANSFER AGENT
First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104
(800) 262-1122


AUDITORS
Deloitte & Touche LLP, 125 Summer Street, Boston, MA02110


                                                                         M-CGP

                                     PART A
                      INFORMATION REQUIRED IN A PROSPECTUS


                                EV TRADITIONAL
                          GREATER CHINA GROWTH FUND
------------------------------------------------------------------------------

EV TRADITIONAL GREATER CHINA GROWTH FUND (THE "FUND") IS A MUTUAL FUND SEEKING LONG-TERM CAPITAL APPRECIATION THROUGH PURCHASE OF AN INTEREST IN A SEPARATE INVESTMENT COMPANY WHICH INVESTS IN EQUITY SECURITIES OF COMPANIES WHICH, IN THE OPINION OF THE INVESTMENT ADVISER, WILL BENEFIT FROM THE ECONOMIC DEVELOPMENT AND GROWTH OF THE PEOPLE'S REPUBLIC OF CHINA. ACCORDINGLY, THE FUND INVESTS ITS ASSETS IN GREATER CHINA GROWTH PORTFOLIO (THE "PORTFOLIO"), A DIVERSIFIED OPEN-END INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND, RATHER THAN BY DIRECTLY INVESTING IN AND MANAGING ITS OWN PORTFOLIO OF SECURITIES AS WITH HISTORICALLY STRUCTURED MUTUAL FUNDS. A SIGNIFICANT PERCENTAGE OF THE PORTFOLIO WILL BE INVESTED IN THE SECURITIES MARKETS OF COUNTRIES IN THE CHINA REGION, INCLUDING HONG KONG, CHINA, TAIWAN, SOUTH KOREA, SINGAPORE, MALAYSIA, THAILAND, INDONESIA AND THE PHILIPPINES. THE FUND IS A SEPARATE SERIES OF EATON VANCE GROWTH TRUST (THE "TRUST").


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Shares of the Fund involve investment risks, including fluctuations in value and the possible loss of some or all of the principal investment.


This Prospectus is designed to provide you with information you should know before investing. Please retain this document for future reference. A Statement of Additional Information dated January 1, 1996 for the Fund, as supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge from the Fund's principal underwriter, Eaton Vance Distributors, Inc. (the "Principal Underwriter"), 24 Federal Street, Boston, MA 02110 (telephone (800) 225-6265). The sponsor and manager of the Fund and the administrator of the Portfolio is Eaton Vance Management, 24 Federal Street, Boston, MA 02110 (the "Manager"). The Portfolio's investment adviser is Lloyd George Investment Management (Bermuda) Limited (the "Adviser"). The principal business address of the Adviser is 3808 One Exchange Square, Central, Hong Kong.

------------------------------------------------------------------------------
   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------

                                                 PAGE                                                  PAGE
Shareholder and Fund Expenses  .................    2  How to Buy Fund Shares .........................  19
The Fund's Financial Highlights  ...............    3  How to Redeem Fund Shares ......................  20
The Fund's Investment Objective  ...............    5  Reports to Shareholders  .......................  21
The Portfolio's Investment Opportunities               The Lifetime Investing Account/Distribution
  in the China Region ..........................    5    Options ......................................  22
How the Fund and the Portfolio Invest their Assets  8  The Eaton Vance Exchange Privilege .............  23
Special Investment Methods and Risk Factors ....    9  Eaton Vance Shareholder Services ...............  23
Organization of the Fund and the Portfolio  ....   14  Distributions and Taxes ........................  24
Management of the Fund and the Portfolio  ......   15  Performance Information ........................  26
Distribution Plan  .............................   18  Statement of Intention and
Valuing Fund Shares ............................   18    Escrow Agreement .............................  26
-----------------------------------------------------------------------------------------------------------
                       PROSPECTUS DATED JANUARY 1, 1996

SHAREHOLDER AND FUND EXPENSES
-------------------------------------------------------------------------------------------------------------
  SHAREHOLDER TRANSACTION EXPENSES
  -----------------------------------------------------------------------------------------------------------
  Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)                          4.75%
  Sales Charges Imposed on Reinvested Distributions                                                      None
  Fees to Exchange Shares                                                                                None
  Contingent Deferred Sales Charges (on purchases of $1 million or more) Imposed on
    Redemptions During the First Twelve Months (as a percentage of redemption proceeds exclusive of all reinvestments and capital appreciation in the
    account)                                                                                             0.50%

  ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES  (as a percentage of average daily net assets)
  -----------------------------------------------------------------------------------------------------------
  Management Fees (including management fees paid by the Fund and investment advisory and administration fees paid by the Portfolio of 0.25%, 0.74% and
    0.24%, respectively)                                                                            1.23%
  Rule 12b-1 Distribution (and Service) Fees                                                        0.50%
  Other Expenses                                                                                    0.35%
                                                                                                    ----
      Total Operating Expenses                                                                      2.08%
                                                                                                    ====

  EXAMPLE                                                         1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                                                  ------       -------       -------       --------
  An investor would pay the following maximum initial sales
  charge and expenses on a $1,000 investment, assuming (a) 5%
  annual return and (b) redemption at the end of each period:      $68           $110          $154          $277

NOTES:
The table and Example summarize the aggregate expenses of the Fund and the Portfolio and are designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund. Information for the Fund is based on its expenses for the most recent fiscal year.

The Fund invests exclusively in the Portfolio. The Trustees believe that the aggregate per share expenses of the Fund and the Portfolio should approximate, and over time may be less than, the per share expenses the Fund would incur if the Trust retained the services of an investment adviser for the Fund and the Fund's assets were invested directly in the type of securities being held by the Portfolio.

The Example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. Federal regulations require the Example to assume a 5% annual return, but actual return will vary. For further information regarding the expenses of both the Fund and the Portfolio see "The Fund's Financial Highlights", "Organization of the Fund and the Portfolio", "Management of the Fund and the Portfolio" and "How to Redeem Fund Shares". A long-term shareholder in the Fund may pay more than the economic equivalent of the maximum front-end sales charge permitted by a rule of the National Association of Securities Dealers, Inc. See "Distribution Plan".

If shares were purchased at net asset value with no initial sales charge by virtue of the purchase having been in the amount of $1 million or more and are redeemed within 12 months of purchase, a contingent deferred sales charge of 0.50% will be imposed on such redemption. See "How to Buy Fund Shares", "How to Redeem Fund Shares" and "Eaton Vance Shareholder Services". Other investment companies and investors with different distribution arrangements are investing in the Portfolio and others may do so in the future. See "Organization of the Fund and the Portfolio".

THE FUND'S FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------

The following information should be read in conjunction with the audited financial statements included in the Fund's annual report to shareholders which is incorporated by reference into the Statement of Additional Information in reliance upon the report of Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. Further information regarding the performance of the Fund is contained in the Fund's annual report to shareholders which may be obtained without charge by contacting the Principal Underwriter, Eaton Vance Distributors, Inc.
------------------------------------------------------------------------------

                                                                                     FOR THE YEAR ENDED AUGUST 31,
                                                                               -------------------------------------------
                                                                                 1995            1994             1993*
                                                                               --------        --------        --------
  NET ASSET VALUE, beginning of year                                           $ 15.710        $ 12.450        $ 10.000
                                                                               --------        --------        --------

  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)                                               $  0.051        $ (0.026)       $ (0.029)
    Net realized and unrealized gain (loss) on investments                       (1.441)          3.336           2.479
                                                                               --------        --------        --------
      Total income (loss) from investment operations                           $ (1.390)       $  3.310        $  2.450
                                                                               --------        --------        --------

  LESS DISTRIBUTIONS:
    From net investment income                                                 $ (0.051)       $   --          $   --
    In excess of net investment income                                           (0.004)           --              --
    From net realized gain on investments                                           --           (0.050)           --
    In excess of net realized gain on investment transactions                    (0.035)           --              --
                                                                               --------        --------        --------
      Total distributions                                                      $ (0.090)       $ (0.050)       $   --
                                                                               --------        --------        --------

  NET ASSET VALUE, end of year                                                 $ 14.230        $ 15.710        $ 12.450
                                                                               ========        ========        ========

  TOTAL RETURN(1)                                                                 (8.82)%         26.56%          24.50%

  RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000 omitted)                                    $242,901        $316,229        $154,317
    Ratio of net expenses to average daily net assets(2)                           2.08%           2.12%           2.47%+
    Ratio of net investment income (loss) to average daily net assets             (0.38)%         (0.28)%         (0.69)%+

 +  Computed on an annualized basis.
 *  For the period from the start of business, October 28, 1992, to August 31, 1993.
(1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the record date. Total return is computed on a non-annualized basis.
(2) Includes the Fund's share of Greater China Growth Portfolio's allocated expenses.

                                  [MAP PAGE]

THE FUND'S INVESTMENT OBJECTIVE
------------------------------------------------------------------------------

THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK LONG-TERM CAPITAL APPRECIATION. The Fund seeks to meet its investment objective by investing its assets in the Greater China Growth Portfolio (the "Portfolio"), a separate registered investment company which invests primarily in equity securities of companies which, in the opinion of the Adviser, will benefit from the economic development and growth of the People's Republic of China ("China"). A significant percentage of the Portfolio's assets will be invested in the securities markets of countries in the China region, consisting of Hong Kong, China, Taiwan, South Korea, Singapore, Malaysia, Thailand, Indonesia and the Philippines (collectively, the "China Region").

The Fund is intended for long-term investors and is not intended to be a complete investment program. A prospective investor should take into account personal objectives and other investments when considering the purchase of Fund shares. The Fund cannot assure achievement of its investment objective. See "How the Fund and the Portfolio Invest their Assets" for further information. The investment objective of the Fund and the Portfolio are nonfundamental. See "Organization of the Fund and the Portfolio -- Special Information on the Fund/Portfolio Investment Structure" for further information. In addition, investments in issuers of the China Region involve risks not typically associated with issuers in the United States. See "Special Investment Methods and Risk Factors" for further information.


THE PORTFOLIO'S INVESTMENT OPPORTUNITIES IN THE CHINA REGION
------------------------------------------------------------------------------

THE FOLLOWING IS A GENERAL DISCUSSION OF THE ECONOMIES AND SECURITIES MARKETS IN WHICH THE PORTFOLIO MAY INVEST. There can be no assurance that the Portfolio will be able to capitalize on the factors described herein. Opinions expressed herein are the good faith opinions of the Portfolio's Adviser, Lloyd George Investment Management (Bermuda) Limited. Unless otherwise indicated, all amounts are expressed in United States dollars.

Over the past twenty years the performance of the major Asian securities markets has generally been better than that of markets in Europe and the United States. In the past five years, the newly emerging securities markets of the China Region have demonstrated significant growth in market capitalization, in numbers of listed securities and in the volume of transactions. Over the same period, the underlying economies of the region have grown against a background of the high savings rates characteristic of many Asian societies and generally moderate inflation. According to the Asian Development Bank forecasts, the economies of Southeast Asia, excluding Japan, are forecast to grow by 7.4% in 1996.

The following graph shows the average growth in gross domestic product ("GDP") from 1990 to 1995 for the main countries in Southeast Asia, compared with the United States.

[GRAPHIC OMITTED: bar chart:
 AVERAGE GROSS DOMESTIC PRODUCT GROWTH (1990-1995)
 THAILAND           8.92%
 CHINA              9.97
 MAYLASIA           8.65
 SINGAPORE          8.22
 SOUTH KOREA        6.04
 INDONESIA          6.87
 TAIWAN             6.50
 HONG KONG          5.18
 PHILIPPINES        2.50
 UNITED STATES      2.12
 SOURCE: LLOYD GEORGE MANAGEMENT (HONG KONG) LIMITED]

A PARTICULARLY SIGNIFICANT FACTOR WITHIN THE REGION OVER THE LAST 13 YEARS HAS BEEN THE INCREASING INFLUENCE WHICH CHINA HAS HAD IN THE DETERMINATION OF THE ECONOMIC DEVELOPMENT OF CERTAIN COUNTRIES. This influence has been principally in providing manufacturing facilities, a market for goods and services, and in creating a demand for export outlets, both directly and indirectly.


The stages of China's economic development are discussed below. The effect by 1992 was an increase in economic integration among the countries in the China Region. The links between China and Hong Kong, between China and Taiwan and between China and other countries within the region, where there is a significant Chinese element of the population, have by now been strengthened to a degree which makes a reversal unlikely. Moreover, although these links have been developed to a stage where economic co-operation in trade operates smoothly, the full potential of the market, both in terms of domestic consumption and of export growth, has hardly begun to be realized. It is based upon this potential that the Manager and Adviser perceive an investment opportunity that may be exploited by the Fund and the Portfolio.

CHINA -- CHINA'S POPULATION, ESTIMATED AT 1.3 BILLION, IS THE HIGHEST OF ANY COUNTRY IN THE WORLD. China has had for many centuries a well deserved reputation for being closed to foreigners, with trade with the outside world being carried on under terms of extreme restriction and under central control. Such conditions were maintained in the first thirty years of the Communist regime which began in 1949; however there have been several stages of evolution, from the institution of an industrialization program in the 1950s to a modernization policy commencing in 1978 which combined economic development with the beginnings of opening the country.

The economic reform plan thus begun was designed to bring in foreign investment capital and technological skills. The result has been a move towards a more mixed economy away from the previous centrally planned economy. The process of devolving responsibility for all aspects of enterprise to local management and authorities continues, even though the system of socialism with Chinese characteristics involves considerable influence by the central government on production and marketing.


The economic plans covering the last decade of the century include objectives to quadruple the country's 1980 industrial and agricultural output by the year 2000, to increase the export element of the economy and to continue to open the country with further development of the designated special investment areas. Average annual GDP growth rate between 1989 and 1994 was 9.2%. The current Five Year Plan anticipates an annual growth rate of 6%, but some senior leaders have called for this to be increased significantly.


In order to attract foreign investment China has since 1978 designated certain areas of the country where overseas investors can receive special investment incentives and tax concessions. There are five Special Economic Zones (Shenzhen, Shantou and Zhuhai in Guangdong Province, Xiamen in Fujian Province and Hainan Island, which itself is a province). Fourteen coastal cities have been designated as "open cities" and certain Open Economic Zones have been established in coastal areas. Shanghai has established the Pudong New Area. Twenty-seven High and New Technology Industrial Development Zones have been approved where preferential treatment is given to enterprises which are confirmed as technology intensive.


AS A RESULT, FOREIGN DIRECT INVESTMENT IN CHINA HAS INCREASED SUBSTANTIALLY IN THE LAST TEN YEARS. The contracted value of foreign investment in China was over $70.8 billion in 1994. Investment by Taiwan in Fujian Province continues to grow. Most of Hong Kong's manufacturing investment has been in Guangdong Province, and more than 2.5 million workers are now employed in the Province working for Hong Kong companies.

Since the beginning of 1992, China has indicated a willingness to speed up reform of the economy. GDP grew by 11.8% in 1994 with gross industrial output rising by 21.4%. Most notably among the high echelons of the Chinese leadership, Deng Xiaoping has made a number of vigorously pro-reform statements since he visited Shenzhen in January 1992 to demonstrate support for the way in which the province of Guangdong is conducting its affairs. Other senior Chinese Leaders have reaffirmed the principle of economic reform.


Exports continue to rise strongly, although China remains vulnerable to United States economic conditions and possible trade sanctions, unless it liberalizes current import restrictions and improves its human rights record. However, imports are also expected to rise and may outstrip exports in terms of growth rates.

1993 figures show the extent to which Southeast China, and Guangdong Province in particular, is ahead of the rest of the country in economic performance. Its industrial output grew by over 50.5% during 1993; exports increased by more than 11.8% during 1993 following a 34% growth in 1992. In 1993 Guangdong Province accounted for some 40.7% of total exports and for more than 10.3% of GDP although having only 5.5% of the population.

THERE ARE CURRENTLY TWO OFFICIALLY RECOGNIZED SECURITIES EXCHANGES IN CHINA -- THE SHANGHAI SECURITIES EXCHANGE WHICH OPENED IN DECEMBER 1990 AND THE SHENZHEN STOCK EXCHANGE WHICH OPENED IN JULY 1991. Shares traded on these Exchanges are of two types -- "A" shares which can be traded only by Chinese investors and "B" shares which can be traded only by individuals and corporations not resident in China.

In Shanghai, all "B" Shares are denominated in Chinese renminbi ("RMB") but all transactions in "B" Shares must be settled in US dollars, and all distributions made on "B" Shares are payable in US dollars, the exchange rate being the weighted average exchange rate for the US dollar as published by the Shanghai Foreign Exchange Adjustment Centre. In Shenzhen, the purchase and sale prices for "B" Shares are quoted in Hong Kong dollars. Dividends and other lawful revenue derived from "B" Shares are calculated in RMB but payable in Hong Kong dollars, the rate of exchange being the average rate published by the Shenzhen Foreign Exchange Adjustment Centre. There are no foreign exchange restrictions on the repatriation of gains made on or income derived from "B" Shares, subject to the payment of taxes imposed by China thereon.

Company law relating to companies limited by shares and regulations regarding the issuing of shares by equity joint ventures have not yet been developed on a national basis. The Shenzhen municipality issued regulations in 1992 relating to joint stock companies, and the Shanghai municipality has a draft joint stock company law under review. Regulations governing the trading of securities on both the Shenzhen and the Shanghai stock exchanges have been issued by each municipality; there is no national securities legislation as yet.


As of December 6, 1995, 184 companies had shares listed on The Shanghai Securities Exchange, of which 36 also had "B" Shares listed. The total market capitalization of the "B" Shares of these companies as at that date (which includes equities and bonds) was approximately U.S. $1.52 billion. As of the same date, 125 companies had shares listed on The Shenzhen Stock Exchange, of which 33 also had "B" Shares listed. The total market capitalization of the "B" Shares at that date was approximately HK $6.41 billion (U.S. $625.6 million).

HONG KONG -- AS A TRADE ENTREPOT AND FINANCE CENTER, HONG KONG'S VIABILITY HAS BEEN INEXORABLY LINKED TO MAINLAND CHINA SINCE THE ESTABLISHMENT OF THE COLONY IN 1841. HONG KONG REMAINS CHINA'S LARGEST TRADE PARTNER AND ITS LEADING FOREIGN INVESTOR. In 1995, visible trade between Hong Kong and China exceeded $33.4 billion.


In the last two decades there has been a structural change in Hong Kong's economy, with growth in the services sector outpacing manufacturing growth. With more and more labor intensive manufacturing relocating to Southern China, Hong Kong has developed its services sector, which in 1993 contributed 72.5% of Gross Domestic Product.

In recent years large numbers of Hong Kong based companies have set up factories in the southern province of Guangdong, where it is estimated that Hong Kong companies employ between 2.5 and 3 million workers. The low cost of setting up a factory in China and low wage rates have been the primary attractions. While few Hong Kong companies in the service sector derive the majority of their sales from China, activity there is increasing notably in the construction, utilities, communications and tourism sectors. Examples include China Light and Power, Hong Kong Telecom and Hopewell Holdings. Although less noticeable than Hong Kong's investment in China, there has been considerable growth in Chinese investment in Hong Kong over the last decade and particularly in the last five years. In contrast to Japanese investment, Chinese investment in Hong Kong typically involves the purchase of stakes in existing companies. This has traditionally been in the banking and import/ export sectors. Recently, investment in property, manufacturing and infrastructure projects has increased. The most active Chinese enterprise in Hong Kong, the Bank of China Group, is the second largest banking group in Hong Kong. Much as China has become the manufacturing capital for Hong Kong companies, Hong Kong is the primary funding center for the development of China through direct investment, syndicated loans, commercial paper and share issues in Hong Kong by Chinese companies.


In view of the growing economic interaction between Hong Kong and Southern China, it is increasingly meaningful to consider the concept of a Greater Hong Kong economy consisting of Hong Kong and Guangdong Province, with a combined population of 72 million and average per capita GDP of $2,130 in 1993. Given the human, financial and technological resources in Hong Kong and the low wage rates and infrastructural requirements of China, the economic rationale for further integration of the two economies is considerable. In ensuring the role of Hong Kong in the economy of Southern China, the challenge of policy makers in Hong Kong is to see that the colony's infrastructure is capable of accommodating the sustained 15% annual growth of the Guangdong economy, and with it increasing trade and investment flows. Towards this end, the Hong Kong government in 1989 unveiled PADS, the Port and Airport Development Strategy. The project, estimated to cost $21 billion, is designed to allow Hong Kong's cargo handling capacity to increase by four times between 1988 and 2011 and its air traffic handling capacity to increase from 15 million passengers in 1988 to 50 million in 2011. Representatives of the Hong Kong and Chinese governments are currently discussing the future of the PADS project and its financing.


In the past, political considerations have hindered closer economic integration between Hong Kong and China. It was largely in response to the United Nations embargo on trade with China in the 1950s and 1960s that Hong Kong developed a significant manufacturing base. In the last several years, however, there has been an improvement in relations between China and Hong Kong. In September 1991, Hong Kong and China concluded the Sino-British Memorandum of Understanding, providing a framework for the PADS project. Of even greater importance, the Basic Law, the outline for Hong Kong's government post 1997, calls for Hong Kong's capitalist system to remain intact for an additional fifty years after 1997 and sets out details for the integration of Hong Kong into China after 1997.


TAIWAN -- BETWEEN 1960 AND 1994, TAIWAN'S GNP GREW FROM LESS THAN $2 BILLION TO OVER $240 BILLION. The economic growth has been accompanied by a transformation of domestic production from labor intensive to capital intensive industries in the 1970s and finally to higher technology industries in the 1980s. With over $92 billion, Taiwan has the world's largest foreign exchange reserves. Taiwan companies continue to be attracted by China's low labor costs, inexpensive land and less rigid environmental rules. It is estimated that accumulated Taiwanese investment in China exceeds $3 billion. Taiwanese listed companies include a number which invested indirectly in China, primarily in the textiles, food and rubber industries. Given the proximity of Taiwan to China, the cultural homogeneity and the compelling economic incentive for further investment, the primary obstacle to greater investment flows has been the prohibition by Taiwanese authorities of direct investment in China. Based on discussions with Taiwanese companies and the trend toward greater liberalization by the government of investment in China, the Adviser believes that over the next several years the scope for investment by Taiwanese companies in China will widen substantially and that many more companies listed on The Taiwan Stock Exchange Corp. will have significant interests in China.


OTHER COUNTRIES -- GIVEN THE PROXIMITY OF HONG KONG AND TAIWAN TO CHINA, AND THEIR ETHNIC AND CULTURAL TIES, THE ADVISER BELIEVES THERE WILL BE AN INCREASE IN THE NUMBER AND COMMITMENT OF LISTED COMPANIES IN THOSE TWO COUNTRIES DOING BUSINESS IN CHINA. Although less visible to the public, listed companies elsewhere in Asia are also becoming increasingly active in China.


While Guangdong Province has been the leading recipient of foreign investment in China, there has also been considerable foreign investment by Japanese companies in the Northeastern Provinces of Liaoning, Jilin, and Heilongiang. As the major trading partner of these provinces, Japan is primarily manufacturing light industrial products for re-export. Major Japanese projects have been set up in the electronics and natural resources sectors in China.


While Thailand has been traditionally known as a recipient of foreign investment, Chinese-managed listed companies in the banking, textiles and packaging sectors have indicated their intention of expanding into China. In Singapore, shipping, construction and hotel companies have been the first sectors to do business in China while several Malaysian companies in the manufacturing sector have invested in joint ventures in China. The Adviser believes that growing China exposure will enhance the earnings growth of such companies, making them attractive for investment.

See Appendix B to the Statement of Additional Information for further information about the economic characteristics of and risks associated with investing in China Region countries.

HOW THE FUND AND THE PORTFOLIO INVEST THEIR ASSETS
------------------------------------------------------------------------------

THE PORTFOLIO SEEKS TO ACHIEVE ITS OBJECTIVE THROUGH INVESTING IN A CAREFULLY SELECTED AND CONTINUOUSLY MANAGED PORTFOLIO CONSISTING PRIMARILY OF EQUITY SECURITIES OF COMPANIES WHICH, IN THE OPINION OF THE ADVISER, WILL BENEFIT FROM THE ECONOMIC DEVELOPMENT AND GROWTH OF CHINA ("CHINA GROWTH COMPANIES"). A significant percentage of the Portfolio's assets will be invested in the securities markets of countries in the China Region (or Greater China), consisting of Hong Kong, China, Taiwan, South Korea, Singapore, Malaysia, Thailand, Indonesia and the Philippines. The Portfolio will, under normal market conditions, invest at least 65% of its total assets in equity securities of China growth companies ("Greater China investments"). However, it is expected that substantially all of the Portfolio's assets will normally be invested in equity securities, warrants and equity options. China growth companies consist of companies that (a) are located in or whose securities are principally traded in a China Region country, (b)(i) have at least 50% of their assets in one or more China Region countries or (ii) derive at least 50% of their gross sales revenues or profits from providing goods or services to or from within one or more China Region countries and (c)(i) have at least 35% of their assets in China, or (ii) derive at least 35% of their gross sales revenues or profits from providing goods or services to or from within China or (iii) have manufacturing or other operations in China that are significant to such companies. Greater China investments are typically listed on stock exchanges or traded in the over-the-counter markets in countries in the China Region. The principal offices of these companies, however, may be located outside these countries. The Portfolio may invest 25% or more of its total assets in the securities of issuers located in any one country in the China Region. The Portfolio has invested more than 25% of its total assets in issuers located in Hong Kong, but the Adviser currently expects the Portfolio ordinarily will not invest more than 10% of its total assets in any other country.

Equity securities, for purposes of the 65% policy, will be limited to common and preferred stocks; equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; special classes of shares available only to foreign investors in markets that restrict the ownership by foreign investors to certain classes of equity securities; convertible preferred stocks; and other convertible investment grade debt instruments. A debt security is investment grade if it is rated BBB or above by Standard & Poor's Ratings Group ("S&P") or Baa or above by Moody's Investors Service, Inc. ("Moody's") or determined to be of comparable quality by the Adviser. Debt securities rated BBB by S&P or Baa by Moody's have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities. The Portfolio will promptly dispose of any convertible debt instrument which is rated or determined by the Adviser to be below investment grade subsequent to acquisition by the Portfolio. Direct investments in China growth companies will not exceed 10% of the Portfolio's total assets. See "Special Investment Methods and Risk Factors -- Direct Investments" for a discussion of the risks associated with direct investments.

In addition to its investments in equity securities, the Portfolio may invest up to 5% of its net assets in options on equity securities and up to 5% of its net assets in warrants, including options and warrants traded in over-the-counter markets. The Portfolio will not, under normal market conditions, invest more than 35% of its total assets in equity securities other than Greater China investments, warrants, options on securities and indices, options on currency, futures contracts and options on futures, forward foreign currency exchange contracts, currency swaps and any other non-equity investments. See "Special Investment Methods and Risk Factors" below and the Fund's Statement of Additional Information for a description of certain active management techniques available to the Portfolio. The Portfolio will not invest in debt securities, other than investment grade convertible debt instruments, except for temporary defensive purposes, as described below. The Portfolio will not invest more than 10% of its assets in the securities of issuers in any country outside the China Region.

The Portfolio may, for temporary defensive purposes, invest some or all of its total assets in debt securities of foreign and United States companies, foreign governments and the U.S. Government, and their respective agencies, instrumentalities, political subdivisions and authorities, as well as in high quality money market instruments denominated in U.S. dollars or a foreign currency.

SPECIAL INVESTMENT METHODS AND RISK FACTORS
------------------------------------------------------------------------------
INVESTING IN FOREIGN SECURITIES. Investing in securities issued by foreign companies and governments involves considerations and possible risks not typically associated with investing in securities issued by the U.S. Government and domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions and other costs of investing are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign issuers could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations. Transactions in the securities of foreign issuers could be subject to settlement delays.

More than 25% of the Portfolio's total assets, adjusted to reflect currency transactions and positions, may be denominated in any single currency. Concentration in a particular currency will increase the Portfolio's exposure to adverse developments affecting the value of such currency. An issuer of securities purchased by the Portfolio may be domiciled in a country other than the country in whose currency the securities are denominated.

Since the Portfolio will, under normal market conditions, invest at least 65% of its total assets in Greater China investments, its investment performance will be especially affected by events affecting China Region companies. The value and liquidity of Greater China investments may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the China Region or neighboring regions. The extent of economic development, political stability and market depth of different countries in the China Region varies widely. Certain China Region countries, including China, Indonesia, Malaysia, the Philippines and Thailand, are either comparatively underdeveloped or in the process of becoming developed. Greater China investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries. In comparison to the United States and other developed countries, developing countries may have relatively unstable governments and economies based on only a few industries. Given the Portfolio's investments, the Portfolio will likely be particularly sensitive to changes in China's economy as the result of any reversals of economic liberalization, political unrest or changes in China's trading status.


SECURITIES TRADING MARKETS. THE SECURITIES MARKETS IN THE CHINA REGION ARE SUBSTANTIALLY SMALLER, LESS LIQUID AND MORE VOLATILE THAN THE MAJOR SECURITIES MARKETS IN THE UNITED STATES. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Portfolio. The prices at which the Portfolio may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Portfolio in particular securities. Similarly, volume and liquidity in the bond markets in the China Region are less than in the United States and, at times, price volatility can be greater than in the United States. The limited liquidity of securities markets in the China Region may also affect the Portfolio's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid China Region securities markets, the Portfolio's ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its net assets in illiquid securities. Conversely, the Portfolio's inability to dispose fully and promptly of positions in declining markets will cause the Portfolio's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, China Region securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

The Chinese, Hong Kong and Taiwan stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. In particular, the securities industry in China is not well developed. China has no securities laws of nationwide applicability. The municipal securities regulations adopted by Shanghai and Shenzhen municipalities are very new, as are their respective securities exchanges and other self-regulatory organizations. In addition, Chinese stockbrokers and other intermediaries may not perform as efficiently as their counterparts in the United States and other more developed securities markets.

THE PORTFOLIO WILL INVEST IN CHINA REGION COUNTRIES WITH EMERGING ECONOMIES OR SECURITIES MARKETS. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries may have, in the past, failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Portfolio's investments in those countries and the availability to the Portfolio of additional investments in those countries.

The exchanges on which the Portfolio may purchase securities in the China Region which are believed to provide sufficiently liquid markets so that the securities acquired by the Portfolio on such markets need not be considered illiquid securities currently include: Hong Kong -- The Stock Exchange of Hong Kong Limited; South Korea -- The Korea Stock Exchange; Malaysia -- The Kuala Lumpur Stock Exchange; Singapore -- The Stock Exchange of Singapore Limited; Taiwan -- The Taiwan Stock Exchange Corp.; Thailand -- The Securities Exchange of Thailand; Indonesia -- The Jakarta Stock Exchange; Philippines -- The Manila and Makati Stock Exchange; China -- The Shanghai Securities Exchange and The Shenzhen Stock Exchange.

ECONOMIES OF COUNTRIES IN THE CHINA REGION MAY DIFFER FAVORABLY OR UNFAVORABLY FROM THE U.S. ECONOMY IN SUCH RESPECTS AS RATE OF GROWTH OF GROSS NATIONAL PRODUCT, RATE OF INFLATION, CAPITAL REINVESTMENT, RESOURCE SELF-SUFFICIENCY AND BALANCE OF PAYMENTS POSITION. As export-driven economies, the economies of countries in the China Region are affected by developments in the economies of their principal trading partners. Revocation by the United States of China's "Most Favored Nation" trading status, which the U.S. President and Congress reconsider annually, would adversely affect the trade and economic development of China and Hong Kong. Hong Kong and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

China governmental actions can have a significant effect on the economic conditions in the China Region, which could adversely affect the value and liquidity of the Portfolio's investments. Although the Chinese Government has recently begun to institute economic reform policies, there can be no assurances that it will continue to pursue such policies or, if it does, that such policies will succeed.

China does not have a comprehensive system of laws, although substantial changes have occurred in this regard in recent years. The corporate form of organization has only recently been permitted in China and national regulations governing corporations were introduced only in May, 1992. Prior to the introduction of such regulations Shanghai had adopted a set of corporate regulations applicable to corporations located or listed in Shanghai, and the relationship between the two sets of regulations is not clear. Consequently, until a firmer legal basis is provided, even such fundamental corporate law tenets as the limited liability status of Chinese issuers and their authority to issue shares remain open to question. Laws regarding fiduciary duties of officers and directors and the protection of shareholders are not well developed. China's judiciary is relatively inexperienced in enforcing the laws that exist, leading to a higher than usual degree of uncertainty as to the outcome of any litigation. Even where adequate law exists in China, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction. The bankruptcy laws pertaining to state enterprises have rarely been used and are untried in regard to an enterprise with foreign shareholders, and there can be no assurance that such shareholders, including the Portfolio, would be able to realize the value of the assets of the enterprise or receive payment in convertible currency. As the Chinese legal system develops, the promulgation of new laws, changes to existing laws and the preemption of local laws by national laws may adversely affect foreign investors, including the Portfolio. The uncertainties faced by foreign investors in China are exacerbated by the fact that many laws, regulations and decrees of China are not publicly available, but merely circulated internally.

DIRECT INVESTMENTS. The Portfolio may invest up to 10% of its total assets in direct investments in China growth companies. Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. In each case, the Portfolio will, at the time of making the investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The Adviser anticipates that these agreements will, in appropriate circumstances, provide the Portfolio with the ability to appoint a representative to the board of directors or similar body of the enterprise and for eventual disposition of the Portfolio's investment in the enterprise. Such a representative of the Portfolio will be expected to provide the Portfolio with the ability to monitor its investment and protect its rights in the investment and will not be appointed for the purpose of exercising management or control of the enterprise.

Certain of the Portfolio's direct investments, particularly in China, will probably include investments in smaller, less seasoned companies. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. The Adviser does not anticipate making direct investments in start-up operations, although it is expected that in some cases the Portfolio's direct investments will fund new operations for an enterprise which itself is engaged in similar operations or is affiliated with an organization that is engaged in similar operations. Such direct investments may be made in entities that are reasonably expected in the foreseeable future to become China growth companies, either by expanding current operations or establishing significant operations in China.

Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Portfolio may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Portfolio. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration. In addition, in the event the Portfolio sells unlisted securities, any capital gains realized on such transactions may be subject to higher rates of taxation than taxes payable on the sale of listed securities.


OTHER INVESTMENT PRACTICES. The Portfolio may engage in the following investment practices, some of which may derive their value from another instrument, security or index. In addition, the Portfolio may temporarily borrow up to 5% of the value of its total assets to satisfy redemption requests or settle securities transactions.

DERIVATIVE INSTRUMENTS. The Portfolio may purchase or sell derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) to enhance return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. The Portfolio's transactions in derivative instruments may be in the U.S. or abroad and may include the purchase or sale of futures contracts on securities, securities indices, other indices, other financial instruments or currencies; options on futures contracts; exchange-traded and over-the-counter options on securities, indices or currencies; and forward foreign currency exchange contracts. The Portfolio's transactions in derivative instruments involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, interest rates, the other financial instruments' prices or currency exchange rates, the inability to close out a position or default by the counterparty. The loss on derivative instruments (other than purchased options) may exceed the Portfolio's initial investment in these instruments. In addition, the Portfolio may lose the entire premium paid for purchased options that expire before they can be profitably exercised by the Portfolio. The Portfolio incurs transaction costs in opening and closing positions in derivative instruments. There can be no assurance that the Adviser's use of derivative instruments will be advantageous to the Portfolio.

The Portfolio may purchase call and put options on any securities in which the Portfolio may invest or options on any securities index composed of securities in which the Portfolio may invest. The Portfolio does not intend to write a covered option on any security if after such transaction more than 15% of its net assets, as measured by the aggregate value of the securities underlying all covered calls and puts written by the Portfolio, would be subject to such options. The Portfolio does not intend to purchase an option on any security if, after such transaction, more than 5% of its net assets, as measured by the aggregate of all premiums paid for all such options held by the Portfolio, would be so invested.

To the extent that the Portfolio enters into futures contracts, options on futures contracts and options on foreign currencies traded on an exchange regulated by the Commodity Futures Trading Commission ("CFTC"), in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the liquidation value of the Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into.

Forward contracts are individually negotiated and privately traded by currency traders and their customers. A forward contract involves an obligation to purchase or sell a specific currency (or basket of currencies) for an agreed price at a future date, which may be any fixed number of days from the date of the contract. The Portfolio may engage in cross-hedging by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if the Adviser determines that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies the Portfolio's exposure to foreign currency exchange rate fluctuations. The Portfolio may also use forward contracts to shift its exposure to foreign currency exchange rate changes from one currency to another.

The Portfolio may enter into currency swaps for both hedging and non-hedging purposes. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Since currency swaps are individually negotiated, the Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks. If the Adviser is incorrect in its forecasts of market values and currency exchange rates, the Portfolio's performance will be adversely affected.


LENDING OF PORTFOLIO SECURITIES. The Portfolio may seek to earn additional income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. However, the loans will be made only to organizations deemed by the Adviser to be sufficiently creditworthy and when, in the judgment of the Adviser, the consideration which can be earned from securities loans of this type justifies the attendant risk.

REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements with respect to its permitted investments, but currently intends to do so only with member banks of the Federal Reserve System or with primary dealers in U.S. Government securities. In the event of the bankruptcy of the other party to a repurchase agreement, the Portfolio might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Portfolio purchased may have decreased, the Portfolio could experience a loss. At no time will the Portfolio commit more than 15% of its net assets to repurchase agreements which mature in more than seven days and other illiquid securities.


OTHER INVESTMENT COMPANIES. The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies unaffiliated with the Adviser or the Manager that have the characteristics of closed-end investment companies. The Portfolio may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by investment companies in which it invests in addition to the advisory fee paid by the Portfolio. The value of closed-end investment company securities, which are usually traded on an exchange, is affected by demand for the securities themselves, independent of the demand for the underlying portfolio assets and, accordingly, such securities can trade at a discount from their net asset values.


PORTFOLIO TURNOVER. While it is the policy of the Portfolio to seek long-term capital appreciation, and generally not to engage in trading for short-term gains, the Portfolio will effect portfolio transactions without regard to its holding period if, in the judgment of the Adviser, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry, or in light of general market, economic or political conditions. Accordingly, the Portfolio may engage in short-term trading under such circumstances. Portfolio expenses increase with turnover of securities. It is anticipated that the annual portfolio turnover rate of the Portfolio will be not more than 100%.

CERTAIN INVESTMENT POLICIES. The Fund and the Portfolio have adopted certain fundamental investment restrictions and policies which are enumerated in detail in the Statement of Additional Information and which may not be changed unless authorized by a shareholder vote and an investor vote, respectively. Among these fundamental restrictions, neither the Fund nor the Portfolio may (1) borrow money except from banks or through reverse repurchase agreements and in an amount not exceeding one-third of its total assets; or (2) with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer, other than U.S. Government securities or, in the case of the Fund, interests in the Portfolio, or acquire more than 10% of the outstanding voting securities of any one issuer. Except with respect to the Portfolio's borrowing limitation, investment restrictions are considered at the time of acquisition of assets; the sale of portfolio assets is not required in the event of a subsequent change in circumstances. As a matter of fundamental policy the Portfolio will invest less than 25% of its total assets in the securities, other than U.S. Government securities, of issuers in any one industry. However, the Portfolio is permitted to invest 25% or more of its total assets in (i) the securities of issuers located in any one country in the China Region and (ii) assets denominated in the currency of any one country.


Except for the fundamental investment restrictions and policies specifically identified above and those enumerated in the Statement of Additional Information, the investment objective and policies of the Fund and the Portfolio are not fundamental policies and accordingly may be changed by the Trustees of the Trust and the Portfolio without obtaining the approval of the shareholders of the Fund or the investors in the Portfolio, as the case may be. If any changes were made, the Fund might have investment objectives different from the objectives which an investor considered appropriate at the time the investor became a shareholder in the Fund. As a matter of nonfundamental policy, neither the Fund nor the Portfolio (i) intends to borrow for leverage purposes or may purchase any securities if, at the time of such purchase, permitted borrowings exceed 5% of the value of the Portfolio's or the Fund's total assets, as the case may be, or (ii) is permitted to invest more than 15% of its net assets in unmarketable securities, over-the-counter options, repurchase agreements maturing in more than seven days and other illiquid securities.

Under the 1940 Act and the rules promulgated thereunder, the Portfolio's investments in the securities of any company that, in its most recent fiscal year, derived more than 15% of its gross revenues from securities-related activities is limited to 5% of any class of the issuer's equity securities and 10% of the outstanding principal amount of the issuer's debt securities, provided that the Portfolio's aggregate investments in the securities of any such issuer do not exceed 5% of the Portfolio's total assets. Some of the companies available for investment in China and the China Region, including enterprises being privatized by such countries, may be financial services businesses that engage in securities-related activities. The Portfolio's ability to invest in such enterprises may thus be limited.

ORGANIZATION OF THE FUND AND THE PORTFOLIO
------------------------------------------------------------------------------
THE FUND IS A DIVERSIFIED SERIES OF EATON VANCE GROWTH TRUST (THE "TRUST"), A BUSINESS TRUST ESTABLISHED UNDER MASSACHUSETTS LAW PURSUANT TO A DECLARATION OF TRUST DATED MAY 25, 1989, AS AMENDED, AND IS THE SUCCESSOR TO A MASSACHUSETTS CORPORATION WHICH COMMENCED ITS INVESTMENT COMPANY OPERATIONS IN 1954. THE TRUST IS A MUTUAL FUND -- AN OPEN-END MANAGEMENT INVESTMENT COMPANY. The Trustees of the Trust are responsible for the overall management and supervision of its affairs. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series and because the Trust can offer separate series (such as the Fund) it is known as a "series company". Each share represents an equal proportionate beneficial interest in the Fund. When issued and outstanding, the shares are fully paid and nonassessable by the Trust and redeemable as described under "How to Redeem Fund Shares." Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

THE PORTFOLIO, IS ORGANIZED AS A TRUST UNDER THE LAWS OF THE STATE OF NEW YORK, AND INTENDS TO BE TREATED AS A PARTNERSHIP FOR FEDERAL TAX PURPOSES. The Portfolio, as well as the Trust, intends to comply with all applicable federal and state securities laws. The Portfolio's Declaration of Trust provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolio.

SPECIAL INFORMATION ON THE FUND/PORTFOLIO INVESTMENT STRUCTURE. An investor in the Fund should be aware that the Fund, unlike mutual funds which directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing its assets in an interest in the Portfolio (although the Fund may temporarily hold a de minimus amount of cash), which is a separate investment company with an identical investment objective. Therefore, the Fund's interest in the securities owned by the Portfolio is indirect. In addition to selling an interest to the Fund, the Portfolio may sell interests to other affiliated and non-affiliated mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the various funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures, including funds that have multiple classes of shares. For information regarding the investment objective, policies and restrictions of the Portfolio, see "The Fund's Investment Objective," "How the Fund and the Portfolio Invest their Assets" and "Special Investment Methods and Risk Factors." Further information regarding investment practices may be found in the Statement of Additional Information.


The Trustees of the Trust have considered the advantages and disadvantages of investing the assets of the Fund in the Portfolio, as well as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure offers opportunities for substantial growth in the assets of the Portfolio, and affords the potential for economies of scale for the Fund, at least when the assets of the Portfolio exceed $500 million.


The Fund may withdraw (completely redeem) all its assets from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so. The investment objective and the nonfundamental investment policies of the Fund and the Portfolio may be changed by the Trustees of the Trust and the Portfolio without obtaining the approval of the shareholders of the Fund or the investors in the Portfolio, as the case may be. Any such change of the investment objective will be preceded by thirty days' advance written notice to the shareholders of the Fund or the investors in the Portfolio, as the case may be. In the event the Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Trust determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, such Trustees would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all its assets from the Portfolio.

Information regarding the availability of other pooled investment entities or funds which invest in the Portfolio may be obtained by contacting Eaton Vance Distributors, Inc. (the "Principal Underwriter" or "EVD"), 24 Federal Street, Boston, MA 02110 (617) 482-8260. Smaller investors in the Portfolio may be adversely affected by the actions of a larger investor in the Portfolio. For example, if a large investor withdraws from the Portfolio, the remaining investors may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk, and experience decreasing economies of scale. However, this possibility exists as well for historically structured funds which have large or institutional investors.

Until 1992, the Manager sponsored and advised historically structured funds. Funds which invest all their assets in interests in a separate investment company are a relatively new development in the mutual fund industry and, therefore, the Fund may be subject to additional regulations than historically structured funds.


The Declaration of Trust of the Portfolio provides that the Portfolio will terminate 120 days after the complete withdrawal of the Fund or any other investor in the Portfolio, unless either the remaining investors, by unanimous vote at a meeting of such investors, or a majority of the Trustees of the Portfolio, by written instrument consented to by all investors, agree to continue the business of the Portfolio. This provision is consistent with treatment of the Portfolio as a partnership for Federal income tax purposes. See "Distributions and Taxes" for further information. Whenever the Fund as an investor in the Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, a Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of such Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.


One independent Trustee of the Portfolio also serves as a Trustee of the Trust. The Trustees of the Trust, including a majority of the noninterested Trustees, have approved written procedures designed to identify and address any potential conflicts of interest which might arise as a result of the existence of one common independent Trustee on the two Boards. For further information concerning the Trustees and officers of each of the Trust and the Portfolio, see the Statement of Additional Information.


MANAGEMENT OF THE FUND AND THE PORTFOLIO
------------------------------------------------------------------------------

EATON VANCE MANAGEMENT ("EATON VANCE") ACTS AS THE SPONSOR AND MANAGER OF THE FUND AND THE ADMINISTRATOR OF THE PORTFOLIO. THE PORTFOLIO HAS ENGAGED LLOYD GEORGE MANAGEMENT (HONG KONG) LIMITED ("LGM-HK") AS ITS INVESTMENT ADVISER. Pursuant to a service agreement effective on January 1, 1996 between LGM-HK and its affiliate Lloyd George Investment Management (Bermuda) Limited ("LGIM-B"), LGIM-B, acting under the general supervision of the Portfolio's Trustees, manages the Portfolio's investments and affairs. LGM-HK supervises LGIM-B's performance of this function and retains its contractual obligations under its investment advisory agreement with the Portfolio. LGM-HK and LGIM-B are referred to collectively as the Advisers. The Portfolio is co-managed by Robert Lloyd George and Scobie Dickinson Ward.

Each Adviser is registered as an investment adviser with the Securities and Exchange Commission the ("Commission"). Each Adviser is a subsidiary of Lloyd George Management (B.V.I.) Limited ("LGM"). LGM and its subsidiaries act as investment adviser to various individual and institutional clients with total assets under management of more than $1 billion. Eaton Vance's parent, Eaton Vance Corp., owns 24% of the Class A shares issued by LGM.

LGM was established in 1991 to provide investment management services with respect to equity securities of companies trading in Asian securities markets, especially those of emerging markets. LGM currently manages Pacific Basin and Asian portfolios for both private clients and institutional investors seeking long-term capital growth. LGM's core investment team consists of nine experienced investment professionals, based in Hong Kong, who have worked together over a number of years successfully managing client portfolios in Pacific Basin and Asian stock markets. LGM also has offices in Bombay, India and London, England. The team has a unique knowledge of, and experience with, Pacific Basin and Asian emerging markets. LGM is ultimately controlled by the Hon. Robert J.D. Lloyd George, President and Trustee of the Portfolio and Chairman and Chief Executive Officer of the Advisers. LGM's only activity is portfolio management.

LGM and the Advisers have adopted a disciplined management style, providing a blend of Asian and multinational expertise with the most rigorous international standards of fundamental security analysis. Although focused primarily in Asia, LGM and the Advisers maintain a network of international contacts in order to monitor international economic and stock market trends and offer clients a global management service.

THE HONOURABLE ROBERT LLOYD GEORGE. Chairman. Born in London in 1952 and educated at Eton College, where he was a King's Scholar, and at Oxford University. Prior to founding LGM, Mr. Lloyd George was Managing Director of Indosuez Asia Investment Services Ltd. Previously, he spent four years with the Fiduciary Trust Company of New York researching international securities, in the United States and Europe, for the United Nations Pension Fund. Mr. Lloyd George is the author of numerous published articles and three books -- "A Guide to Asian Stock Markets" (Longmans, Hong Kong, 1989), "The East West Pendulum" (Woodhead - Faulkner, Cambridge, 1991) and "North South -- an Emerging Markets Handbook (Probus, England, 1994).


WILLIAM WALTER RALEIGH KERR. Finance Director and Chief Operating Officer. Born in 1950 and educated at Ampleforth and Oxford. Mr. Kerr qualified as a Chartered Accountant at Thomson McLintock & Co. before joining The Oldham Estate Company plc as Financial Controller. Prior to joining LGM, Mr. Kerr was a Director of Banque Indosuez's corporate finance subsidiary, Financiere Indosuez Limited, in London. Prior to that Mr. Kerr worked for First Chicago Limited.


SCOBIE DICKINSON WARD. Director. Born in 1966 and a cum laude graduate of both Phillips Academy Andover, and Harvard College. Mr. Ward joined Indosuez Asia Investment Services in 1989, where he managed the $100 million Himalayan Fund, and the Indosuez Tasman Fund, investing in Australia and New Zealand. Messrs. Ward and Lloyd George manage Eaton Vance's Emerging Markets Portfolio and South Asia Portfolio (which invests in India and the Indian subcontinent).


M. F. TANG. Director. Born in 1946 and educated in Hong Kong. Mr. Tang is a Fellow of the Chartered Association of Certified Accountants. Mr. Tang joined LGM having worked for Australian Mutual Provident Society in Sydney where he was a Portfolio Manager responsible for Asian Equities. Prior thereto Mr. Tang worked for Barclays Australia Investment Services Ltd. From 1978 to 1986 Mr. Tang worked for Barings International Investment Management and prior to that he spent six years with Peat Marwick Mitchell & Co. Mr. Tang is fluent in the Cantonese and Mandarin dialects of the Chinese language.


PAMELA CHAN. Director. Born in Hong Kong in 1957 and graduated from Mills College in Oakland, California. She was an investment executive for Jardine Fleming from 1982-1984 before moving to Australia where she worked as a Fund Manager for Rothschild and Aetna. She joined Sun Life Assurance Society PLC in England in 1987 where she was the head of South East Asian Equities and a Director. She joined LGM in April 1994 where she is a portfolio manager and a member of the Pension Management Committee.

ADALINE MANG-YEE KO. Director. Born in 1943 and educated at University of Birmingham, England and at London Business School where she received her MBA. Ms. Ko has over 13 years experience working with Far East Asian equities. From 1982-1988, she worked at Save & Prosper Group Ltd. as an investment manager. In 1988, Ms. Ko transferred to Robert Fleming & Co. Ltd. In 1990, she was promoted to Director of Fleming Investment Management Ltd. In 1992, she was promoted to Head of the Pacific Region Portfolios Group where she supervised a team of 5 with responsibility for over $1.5 billion in assets under management. Ms. Ko joined LGM in 1995.

Effective January 1, 1996, LGM-HK will pay to LGIM-B the entire amount of the advisory fee payable by the Portfolio under its investment advisory agreement with LGM-HK. Under this agreement, LGM-HK is entitled to receive a monthly advisory fee of 0.0625% (equivalent to 0.75% annually) of the average daily net assets of the Portfolio up to $500 million, which fee declines at intervals above $500 million. As at August 31, 1995, the Portfolio had net assets of $590,417,058. For the fiscal year ended August 31, 1995, the Portfolio paid LGM-HK advisory fees equivalent to 0.74% of the Portfolio's average daily net assets for such period.

LGIM-B also furnishes for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio. LGIM-B places the portfolio securities transactions of the Portfolio with many broker-dealer firms and uses its best efforts to obtain execution of such transactions at prices which are advantageous to the Portfolio and at reasonably competitive commission rates. Subject to the foregoing, LGIM-B may consider sales of shares of the Fund as a factor in the selection of firms to execute portfolio transactions.

EATON VANCE, ITS AFFILIATES AND ITS PREDECESSOR COMPANIES HAVE BEEN MANAGING ASSETS OF INDIVIDUALS AND INSTITUTIONS SINCE 1924 AND MANAGING INVESTMENT COMPANIES SINCE 1931. EATON VANCE ACTS AS INVESTMENT ADVISER TO INVESTMENT COMPANIES AND VARIOUS INDIVIDUAL AND INSTITUTIONAL CLIENTS WITH ASSETS UNDER MANAGEMENT OF APPROXIMATELY $16 BILLION. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly held holding company. Eaton Vance Corp., through its subsidiaries and affiliates, engages in investment management and marketing activities, fiduciary and banking services, oil and gas operations, real estate investment, consulting and management, and development of precious metals properties. Eaton Vance Corp. also owns 24% of the Class A shares issued by LGM.

Eaton Vance, acting under the general supervision of the Boards of Trustees of the Trust and the Portfolio, manages and administers the business affairs of the Fund and the Portfolio. Eaton Vance's services include monitoring and providing reports to the Trustees of the Trust and the Portfolio concerning the investment performance achieved by the Adviser for the Portfolio, recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the transfer agent of the Fund and the custodian of the Portfolio, providing assistance in connection with Trustees" and shareholders' meetings and other management and administrative services necessary to conduct the business of the Fund and the Portfolio. Eaton Vance does not provide any investment management or advisory services to the Portfolio or the Fund. Eaton Vance also furnishes for the use of the Fund and the Portfolio office space and all necessary office facilities, equipment and personnel for managing and administering the business affairs of the Fund and the Portfolio.

Under its management contract with the Fund, Eaton Vance receives a monthly fee in the amount of 1/48 of 1% (equal to 0.25% annually) of the average daily net assets of the Fund up to $500 million, which fee declines at intervals above $500 million. As of August 31, 1995, the Fund had net assets of $242,900,533. For the fiscal year ended August 31, 1995, Eaton Vance earned management fees equivalent to 0.25% (annualized) of the Fund's average daily net assets for such period. In addition, under its administration agreement with the Portfolio, Eaton Vance receives a monthly fee in the amount of 1/48 of 1% (equal to 0.25% annually) of the average daily net assets of the Portfolio up to $500 million, which fee declines at intervals above $500 million. For the fiscal year ended August 31, 1995, Eaton Vance earned administration fees from the Portfolio equivalent to 0.24% (annualized) of the Portfolio's average daily net assets for such period. The combined advisory, management and administration fees payable by the Fund and the Portfolio are higher than similar fees charged by most other investment companies.

The Fund and the Portfolio, as the case may be, will each be responsible for all respective costs and expenses not expressly stated to be payable by the Advisers under the investment advisory agreement or Eaton Vance under the management contract or the administration agreement.


DISTRIBUTION PLAN
------------------------------------------------------------------------------

IN ADDITION TO MANAGEMENT FEES AND OTHER EXPENSES, THE FUND PAYS FOR CERTAIN EXPENSES PURSUANT TO A DISTRIBUTION PLAN (THE "PLAN") DESIGNED TO MEET THE REQUIREMENTS OF RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE "1940 ACT"). The Plan provides that the Fund will pay a monthly distribution fee to the Principal Underwriter in an amount equal to the aggregate of (a) .50% of that portion of the Fund's average daily net assets for any fiscal year which is attributable to shares of the Fund which have remained outstanding for less than one year and (b) .25% of that portion of the Fund's average daily net assets for any fiscal year which is attributable to shares of the Fund which have remained outstanding for more than one year. Aggregate payments to the Principal Underwriter under the Plan are limited to those permissible, pursuant to a rule of the National Association of Securities Dealers, Inc. For the fiscal year ended August 31, 1995, the Fund paid distribution fees under the Plan to the Principal Underwriter representing 0.32% of the Fund's average daily net assets.

The Plan also provides that the Fund will pay a quarterly service fee to the Principal Underwriter in an amount equal on an annual basis to .25% of that portion of the Fund's average daily net assets for any fiscal year which is attributable to shares of the Fund which have remained outstanding for more than one year; from such service fee the Principal Underwriter expects to pay a quarterly service fee to financial service firms ("Authorized Firms"), as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such Firms which have remained outstanding for more than one year. The Trustees of the Trust have implemented the Plan by authorizing the Fund to make quarterly service fee payments to the Principal Underwriter not to exceed on an annual basis .25% of that portion of the Fund's average daily net assets for any fiscal year which is attributable to shares of the Fund which have remained outstanding for more than one year. Service fee payments to Authorized Firms will be in addition to sales charges on Fund shares which are reallowed to such Firms. To the extent that the entire amount of such service fee payments are not paid to such Firms, the balance will serve as compensation for personal and account maintenance services furnished by the Principal Underwriter. The Principal Underwriter may realize a profit from these arrangements. If the Plan is terminated or not continued in effect, the Fund has no obligation to reimburse the Principal Underwriter for amounts expended by the Principal Underwriter in distributing shares of the Fund. For the fiscal year ended August 31, 1995, the Fund made service fee payments under the Plan equivalent to 0.18% (annualized) of the Fund's average daily net assets for such year.


VALUING FUND SHARES
------------------------------------------------------------------------------

THE FUND VALUES ITS SHARES ONCE ON EACH DAY THE NEW YORK STOCK EXCHANGE (THE "EXCHANGE") IS OPEN FOR TRADING, as of the close of regular trading on the Exchange (normally 4:00 P.M. New York time). The Fund's net asset value per share is determined by its custodian, Investors Bank & Trust Company ("IBT") (as agent for the Fund), in the manner authorized by the Trustees of the Trust. Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities, by the number of shares outstanding. Because the Fund invests its assets in an interest in the Portfolio, the Fund's net asset value will reflect the value of its interest in the Portfolio (which, in turn, reflects the underlying value of the Portfolio's assets and liabilities).


Authorized Firms must communicate an investor's order to the Principal Underwriter prior to the close of the Principal Underwriter's business day to receive that day's net asset value per share and the public offering price based thereon. It is the Authorized Firms' responsibility to transmit orders promptly to the Principal Underwriter, which is a wholly-owned subsidiary of Eaton Vance.


The Portfolio's net asset value is also determined as of the close of regular trading on the Exchange by IBT (as custodian and agent for the Portfolio) based on market or fair value in the manner authorized by the Trustees of the Portfolio, with special provisions for valuing debt obligations, short-term investments, foreign securities, direct investments, hedging instruments and assets not having readily available market quotations, if any. Net asset value is computed by subtracting the liabilities of the Portfolio from the value of its total assets. For further information regarding the valuation of the Portfolio's assets, see "Determination of Net Asset Value" in the Statement of Additional Information.

  ---------------------------------------------------------------------------
  SHAREHOLDERS MAY DETERMINE THE VALUE OF THEIR INVESTMENT BY MULTIPLYING THE NUMBER OF FUND SHARES OWNED BY THE CURRENT NET ASSET VALUE PER SHARE.
  ---------------------------------------------------------------------------


HOW TO BUY FUND SHARES
------------------------------------------------------------------------------

SHARES OF THE FUND MAY BE PURCHASED FOR CASH OR MAY BE ACQUIRED IN EXCHANGE FOR SECURITIES. Investors may purchase shares of the Fund through Authorized Firms at the effective public offering price, which price is based on the effective net asset value per share plus the applicable sales charge. The Fund receives the net asset value, while the sales charge is divided between the Authorized Firm and the Principal Underwriter. The Principal Underwriter will furnish the names of Authorized Firms to an investor upon request. An Authorized Firm may charge its customers a fee in connection with transactions executed by that Firm. The Fund may suspend the offering of shares at any time and may refuse an order for the purchase of shares.

The sales charge may vary depending on the size of the purchase and the number of shares of Eaton Vance funds the investor may already own, any arrangement to purchase additional shares during a 13-month period or special purchase programs. Complete details of how investors may purchase shares at reduced sales charges under a Statement of Intention, Right of Accumulation, or various employee benefit plans are available from Authorized Firms or from the Principal Underwriter.

The current sales charges are:
                                                 SALES CHARGE           SALES CHARGE          DEALER DISCOUNT
                                                 AS PERCENTAGE OF       AS PERCENTAGE OF      AS PERCENTAGE OF
  AMOUNT OF PURCHASE                             OFFERING PRICE         AMOUNT INVESTED       OFFERING PRICE
  -------------------------------------------------------------------------------------------------------------------
  Under $100,000                                 4.75%                  4.99%                 4.00%
  $100,000 but less than $250,000                3.75%                  3.90%                 3.15%
  $250,000 but less than $500,000                2.75%                  2.83%                 2.30%
  $500,000 but less than $1,000,000              2.00%                  2.04%                 1.70%
  $1,000,000 or more                             0.00%*                 0.00%*                0.50%

*No sales charge is payable at the time of purchase on investments of $1 million or more. A contingent deferred sales charge ("CDSC") of 0.50% will be imposed on such investments (as described below), in the event of certain redemptions within 12 months of purchase. Such purchases made before November 9, 1995 will be subject to a CDSC of 1% in the event of certain redemptions within 18 months of purchase. The CDSC will be waived on redemptions by employee retirement plans organized under the Internal Revenue Code of 1986, as amended (the "Code") relating to distributions to plan participants or beneficiaries upon retirement, disability or death.

The Principal Underwriter may at times allow discounts up to the full sales charge. During periods when the discount includes the full sales charge, Authorized Firms may be deemed to be underwriters as that term is defined in the Securities Act of 1933. The Principal Underwriter may, from time to time, at its own expense, provide additional incentives to Authorized Firms which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the Principal Underwriter. In some instances, such additional incentives may be offered only to certain Authorized Firms whose representatives are expected to sell significant amounts of shares.

An initial investment in the Fund must be at least $1,000. Once an account has been established the investor may send investments of $50 or more at any time directly to the Fund's transfer agent (the "Transfer Agent") as follows: First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104. The $1,000 minimum initial investment is waived for Bank Automated Investing accounts, which may be established with an investment of $50 or more. See "Eaton Vance Shareholder Services".

Shares of the Fund may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds, including the Portfolio; to officers and employees and clients of Eaton Vance and its affiliates; to registered representatives and employees of Authorized Firms; and bank employees who refer customers to registered representatives of Authorized Firms; and to such persons' spouses and children under the age of 21 and their beneficial accounts. Shares may also be issued at net asset value (1) in connection with the merger of an investment company with the Fund, (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with Eaton Vance provides multiple investment services, such as management, brokerage and custody, (3) where the amount invested represents redemption proceeds from a mutual fund unaffiliated with Eaton Vance, if the redemption occurred no more than 60 days prior to the purchase of Fund shares and the redeemed shares were subject to a sales charge, and (4) to an investor making an investment through an investment adviser, financial planner, broker or other intermediary that charges a fee for its services and has entered into an agreement with the Fund or its Principal Underwriter.

No initial sales charge and no contingent deferred sales charge will be payable or imposed with respect to shares of the Fund purchased by retirement plans qualified under Section 401, 403(b) or 457 of the Code ("Eligible Plans"). In order to purchase shares without a sales charge, the plan sponsor of an Eligible Plan must notify the transfer agent of the Fund of its status as an Eligible Plan. Participant accounting services (including trust fund reconciliation services) will be offered only through third party record-keepers and not by EVD. The Fund's Principal Underwriter may pay commissions to Authorized Firms who initiate and are responsible for purchases of shares of the Fund by Eligible Plans of up to 1.00% of the amount invested in such shares.

ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as Manager, in exchange for Fund shares at the applicable public offering price as shown above. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold on the day of their receipt or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable public offering price per Fund share on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities but does not guarantee the best available price. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities.


Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an Authorized Firm, together with a completed and signed Letter of Transmittal in approved form (available from Authorized Firms), as follows:

        IN THE CASE OF BOOK ENTRY:

        Deliver through Depository Trust Co.
        Broker #2212
        Investors Bank & Trust Company
        For A/C EV Traditional Greater China Growth Fund

        IN THE CASE OF PHYSICAL DELIVERY:

        Investors Bank & Trust Company
        Attention: EV Traditional Greater China Growth Fund
        Physical Securities Processing Settlement Area
        89 South Street
        Boston, MA 02111


Investors who are contemplating an exchange of securities for shares of the Fund, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities to IBT. Eaton Vance reserves the right to reject any securities. Exchanging securities for Fund shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, state and local tax consequences of exchanging securities for Fund shares.


  ---------------------------------------------------------------------------
  IF YOU DON'T HAVE AN AUTHORIZED FIRM, EATON VANCE CAN RECOMMEND ONE.
  ---------------------------------------------------------------------------

HOW TO REDEEM FUND SHARES
------------------------------------------------------------------------------

A SHAREHOLDER MAY REDEEM FUND SHARES BY DELIVERING TO FIRST DATA INVESTOR SERVICES GROUP, BOS725, P.O. BOX 1559, BOSTON, MA 02104, during its business hours a written request for redemption in good order, plus any share certificates with executed stock powers. The redemption price will be based on the net asset value per Fund share next computed after such delivery. Good order means that all relevant documents must be endorsed by the record owner (s) exactly as the shares are registered and the signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by a regulation of the Securities and Exchange Commission and acceptable to First Data Investor Services Group. In addition, in some cases, good order may require the furnishing of additional documents such as where shares are registered in the name of a corporation, partnership or fiduciary.

Within seven days after receipt of a redemption request by First Data Investor Services Group, the Fund will make payment in cash for the net asset value of the shares as of the date determined above and reduced by the amount of any federal income tax required to be withheld. Although the Fund normally expects to make payment in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn by the Fund from the Portfolio. The securities so distributed would be valued pursuant to the Portfolio's valuation procedures. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.


To sell shares at their net asset value through an Authorized Firm (a repurchase), a shareholder can place a repurchase order with the Authorized Firm, which may charge a fee. The value of such shares is based upon the net asset value calculated after EVD, as the Fund's agent, receives the order. It is the Authorized Firm's responsibility to transmit promptly repurchase orders to EVD. Throughout this Prospectus, the word "redemption" is generally meant to include a repurchase.


If shares were recently purchased, the proceeds of redemption (or repurchase) will not be sent until the check (including a certified or cashier's check) received for the shares purchased has cleared. Payment for shares tendered for redemption may be delayed up to 15 days from the purchase date when the purchase check has not yet cleared. Redemptions or repurchases may result in a taxable gain or loss.

Due to the high cost of maintaining small accounts, the Fund reserves the right to redeem Fund accounts with balances of less than $500. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. Thus, an investor making an initial investment of $1,000 would not be able to redeem shares without being subject to this policy. However, no such redemption would be required if the cause of the low account balance was a reduction in the net asset value of Fund shares.

If shares have been purchased at net asset value with no initial sales charge by virtue of the purchase having been in the amount of $1 million or more and are redeemed within 12 months of purchase, a CDSC of 0.50% will be imposed on such redemption. (Such purchases made before November 9, 1995, will be subject to a CDSC of 1% in the event of certain redemptions made within 18 months of purchase.) The CDSC will be retained by the Principal Underwriter.

The CDSC will be imposed on an amount equal to the lesser of the current market value or the original purchase price of the shares redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any dividends or distributions that have been reinvested in additional shares. In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate being charged. It will be assumed that redemptions are made first from any shares in the shareholder's account that are not subject to a CDSC.

The CDSC is waived for redemptions involving certain liquidation, merger or acquisition transactions involving other investment companies. If a shareholder reinvests redemption proceeds within a 60-day period and in accordance with the conditions set forth under "Eaton Vance Shareholder Services -- Reinvestment Privilege", the shareholder's account will be credited with the amount of any CDSC paid on such redeemed shares.


REPORTS TO SHAREHOLDERS
------------------------------------------------------------------------------

THE FUND WILL ISSUE TO ITS SHAREHOLDERS SEMI-ANNUAL AND ANNUAL REPORTS CONTAINING FINANCIAL STATEMENTS. Financial statements included in annual reports are audited by the Fund's independent certified public accountants. Shortly after the end of each calendar year, the Fund will furnish its shareholders with information necessary for preparing federal and state income tax returns. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders at the same address may be eliminated.


THE LIFETIME INVESTING ACCOUNT/DISTRIBUTION OPTIONS
------------------------------------------------------------------------------

AFTER AN INVESTOR MAKES AN INITIAL PURCHASE OF FUND SHARES, THE FUND'S TRANSFER AGENT, FIRST DATA INVESTOR SERVICES GROUP, WILL SET UP A LIFETIME INVESTING ACCOUNT FOR THE INVESTOR ON THE FUND'S RECORDS. This account is a complete record of all transactions between the investor and the Fund which at all times shows the balance of shares owned. The Fund will not issue share certificates except upon request.

Each time a transaction takes place in a shareholder's account, the shareholder will receive a statement showing complete details of the transaction and the current balance in the account. (Under certain investment plans, statements may be sent only quarterly). THE LIFETIME INVESTING ACCOUNT ALSO PERMITS A SHAREHOLDER TO MAKE ADDITIONAL INVESTMENTS BY SENDING A CHECK FOR $50 OR MORE TO First Data Investor Services Group.

Any questions concerning a shareholder's account or services available may also be directed by telephone to EATON VANCE SHAREHOLDER SERVICES at 800-225- 6265, extension 2, or in writing to First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104 (please provide the name of the shareholder, the Fund and the account number).

THE FOLLOWING DISTRIBUTION OPTIONS WILL BE AVAILABLE TO ALL LIFETIME INVESTING ACCOUNTS and may be changed as often as desired by written notice to the Fund's dividend disbursing agent, First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104. The currently effective option will appear on each account statement.


SHARE OPTION -- Dividends and capital gains will be reinvested in additional shares.

INCOME OPTION -- Dividends will be paid in cash and capital gains will be reinvested in additional shares.

CASH OPTION -- Dividends and capital gains will be paid in cash.


The SHARE OPTION will be assigned if no other option is specified. Distributions, including those reinvested, will be reduced by any withholding required under the federal income tax laws.


If the INCOME OPTION or CASH OPTION has been selected, dividend and/or capital gains distribution checks which are returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested in the account at the then current net asset value. Furthermore, the distribution option on the account will be automatically changed to the SHARE OPTION until such time as the shareholder selects a different option.

DISTRIBUTION INVESTMENT OPTION. In addition to the distribution options set forth above, dividends and/or capital gains may be invested in additional shares of another Eaton Vance fund. Before selecting this option, a shareholder should obtain a prospectus of the other Eaton Vance fund and consider its objectives and policies carefully.


"STREET NAME" ACCOUNTS. If shares of a Fund are held in a "street name" account with an Authorized Firm, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Firm, and not by the Fund and its Transfer Agent. Since the Fund will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Firm to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account, or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with a Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Firm. Before establishing a "street name" account with an investment firm, or transferring the account to another investment firm, an investor wishing to reinvest distributions should determine whether the firm which will hold the shares allows reinvestment of distributions in "street name" accounts.

  ---------------------------------------------------------------------------
  UNDER A LIFETIME INVESTING ACCOUNT A SHAREHOLDER CAN MAKE ADDITIONAL INVESTMENTS IN SHARES OF THE FUND BY SENDING A CHECK FOR $50 OR MORE.
  ---------------------------------------------------------------------------


THE EATON VANCE EXCHANGE PRIVILEGE
------------------------------------------------------------------------------

Shares of the Fund currently may be exchanged for shares of any of the following funds: Eaton Vance Cash Management Fund, Eaton Vance Income Fund of Boston, Eaton Vance Municipal Bond Fund L.P., Eaton Vance Tax Free Reserves and any fund in the Eaton Vance Traditional Group of Funds on the basis of the net asset value per share of each fund at the time of the exchange (plus, in the case of an exchange made within six months of the date of purchase, an amount equal to the difference, if any, between the sales charge previously paid on the shares being exchanged and the sales charge payable on the shares being acquired). Such exchange offers are available only in states where shares of the fund being acquired may be legally sold.

Each exchange must involve shares which have a net asset value of at least $1,000. The exchange privilege may be changed or discontinued without penalty. Shareholders will be given sixty (60) days' notice prior to any termination or material amendment of the exchange privilege. The Fund does not permit the exchange privilege to be used for "Market Timing" and may terminate the exchange privilege for any shareholder account engaged in Market Timing activity. Any shareholder account for which more than two round-trip exchanges are made within any twelve month period will be deemed to be engaged in Market Timing. Furthermore, a group of unrelated accounts for which exchanges are entered contemporaneously by a financial intermediary will be considered to be engaged in Market Timing.


Shares of the Fund which are subject to a CDSC may be exchanged into any of the above funds without incurring the CDSC. The shares acquired in an exchange may be subject to a CDSC upon redemption. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in the exchange.


First Data Investor Services Group makes exchanges at the next determined net asset value after receiving an exchange request in good order (see "How to Redeem Fund Shares"). Consult First Data Investor Services Group for additional information concerning the exchange privilege. Applications and prospectuses of other funds are available from Authorized Firms or the Principal Underwriter. The prospectus for each fund describes its investment objectives and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange.

Shares of certain other funds for which Eaton Vance acts as investment adviser or administrator may be exchanged for Fund shares on the basis of the net asset value per share of each fund at the time of exchange, but subject to any restrictions or qualifications set forth in the current prospectus of any such fund.

Telephone exchanges are accepted by First Data Investor Services Group provided the investor has not disclaimed in writing the use of the privilege. To effect such exchanges, call First Data Investor Services Group at 800-262- 1122 or, within Massachusetts, 617-573-9403, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). Shares acquired by telephone exchange must be registered in the same name(s) and with the same address as the shares being exchanged. Neither the Fund, the Principal Underwriter nor First Data Investor Services Group will be responsible for the authenticity of exchange instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone exchange may be difficult to implement. An exchange may result in a taxable gain or loss.


EATON VANCE SHAREHOLDER SERVICES
------------------------------------------------------------------------------
THE FUND OFFERS THE FOLLOWING SERVICES, WHICH ARE VOLUNTARY, INVOLVE NO EXTRA CHARGE, AND MAY BE CHANGED OR DISCONTINUED WITHOUT PENALTY AT ANY TIME. Full information on each of the services described below and an application, where required, are available from Authorized Firms or the Principal Underwriter. The cost of administering such services for the benefit of shareholders who participate in them is borne by the Fund as an expense to all shareholders.


INVEST-BY-MAIL -- FOR PERIODIC SHARE ACCUMULATION: Once the $1,000 minimum investment has been made, checks of $50 or more payable to the order of EV Traditional Greater China Growth Fund may be mailed directly to First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104 at any time -- whether or not dividends are reinvested. The name of the shareholder, the Fund and the account number should accompany each investment.

BANK AUTOMATED INVESTING -- FOR REGULAR SHARE ACCUMULATION: Cash investments of $50 or more may be made automatically each month or quarter from a shareholder's bank account. The $1,000 minimum initial investment and small account redemption policy are waived for these accounts.

STATEMENT OF INTENTION: Purchases of $100,000 or more made over a 13-month period are eligible for reduced sales charges. See "Statement of Intention and Escrow Agreement."

RIGHT OF ACCUMULATION: Purchases may qualify for reduced sales charges when the current market value of holdings (shares at current offering price), plus new purchases, reaches $100,000 or more. Shares of the Eaton Vance funds listed under "The Eaton Vance Exchange Privilege" may be combined under the Statement of Intention and Right of Accumulation.

WITHDRAWAL PLAN: A shareholder may draw on shareholdings systematically with monthly or quarterly checks in an amount specified by the shareholder. A minimum deposit of $5,000 in shares is required. The maintenance of a withdrawal plan concurrently with purchases of additional shares would be disadvantageous because of the sales charge included in such purchases.

REINVESTMENT PRIVILEGE: A SHAREHOLDER WHO HAS REPURCHASED OR REDEEMED SHARES MAY REINVEST AT NET ASSET VALUE ANY PORTION OR ALL OF HIS REPURCHASE OR REDEMPTION PROCEEDS (PLUS THAT AMOUNT NECESSARY TO ACQUIRE A FRACTIONAL SHARE TO ROUND OFF THE PURCHASE TO THE NEAREST FULL SHARE), IN SHARES OF THE FUND or, provided that the shares repurchased or redeemed have been held for at least 60 days, in shares of any of the other funds offered by the Principal Underwriter subject to an initial sales charge, provided that the reinvestment is effected within 60 days after such repurchase or redemption, and the privilege has not been used more than once in the prior 12 months. Shares are sold to a reinvesting shareholder at the next determined net asset value following timely receipt of a written purchase order by the Principal Underwriter or by the fund the shares of which are being purchased (or by such fund's transfer agent). The privilege is also available to shareholders of the funds listed under "The Eaton Vance Exchange Privilege" who wish to reinvest such repurchase or redemption proceeds in shares of the Fund. If a shareholder reinvests redemption proceeds within the 60-day period, the shareholder's account will be credited with the amount of any CDSC paid on such redeemed shares. To the extent that any shares of the Fund are sold at a loss and the proceeds are reinvested in shares of the Fund (or other shares of the Fund are acquired within the period beginning 30 days before and ending 30 days after the date of the redemption) some or all of the loss generally will not be allowed as a tax deduction. Shareholders should consult their tax advisers concerning the tax consequences of reinvestments.

TAX-SHELTERED RETIREMENT PLANS: Shares of the Fund are available for purchase in connection with the following tax-sheltered retirement plans:


    -- Pension and Profit Sharing Plans for self-employed individuals, corporations and nonprofit organizations;

    -- Individual Retirement Account Plans for individuals and their non-employed spouses; and


    -- 403(b) Retirement Plans for employees of public school systems, hospitals, colleges and other nonprofit organizations meeting certain requirements of the Code.

Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the Principal Underwriter. This information should be read carefully and consultation with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Under all plans, dividends and distributions will be automatically reinvested in additional shares.


DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------------
DISTRIBUTIONS. It is the present policy of the Fund to make (A) at least one distribution annually (normally in December) of all or substantially all of the investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses and (B) at least one distribution annually of all or substantially all of the net realized capital gains allocated by the Portfolio to the Fund, if any (reduced by any available capital loss carryforwards from prior years).

Shareholders may reinvest all distributions in shares of the Fund without a sales charge at the per share net asset value as of the close of business on the record date.

The Fund's net investment income consists of the Fund's allocated share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles. The Portfolio's net investment income consists of all income accrued on the Portfolio's assets, less all actual and accrued expenses of the Portfolio determined in accordance with generally accepted accounting principles. The Fund's net realized capital gains, if any, consist of the net realized capital gains (if any) allocated to the Fund by the Portfolio for tax purposes, after taking into account any available capital loss carryovers.

TAXES. Distributions by the Fund which are derived from the Fund's allocated share of the Portfolio's net investment income, net short-term capital gains and certain foreign exchange gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund. The Fund's distributions will generally not qualify for the dividends-received deduction for corporate shareholders.

Capital gains referred to in clause (B) above, if any, realized by the Portfolio and allocated to the Fund for the Fund's fiscal year, which ends on August 31, will usually be distributed by the Fund prior to the end of December. Distributions by the Fund of long-term capital gains allocated to the Fund by the Portfolio are taxable to shareholders as long-term capital gains, whether paid in cash or additional shares of the Fund, regardless of the length of time Fund shares have been owned by the shareholder.

If shares are purchased shortly before the record date of a distribution, the shareholder will pay the full price for the shares and then receive some portion of the price back as a taxable distribution. The amount, timing and character of the Fund's distributions to shareholders may be affected by special tax rules governing the Portfolio's activities in options, futures and forward foreign currency exchange transactions or certain other investments.


Certain distributions which are declared by the Fund in October, November or December and paid the following January will be reportable by shareholders as if received on December 31 of the year in which they are declared.

Sales charges paid upon a purchase of shares of the Fund cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent shares of the Fund or of another fund are subsequently acquired pursuant to the Fund's reinvestment or exchange privilege. Any disregarded or disallowed amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

The Fund intends to qualify as a regulated investment company under the Code, and to satisfy all requirements relating to the sources of its income, the distribution of its income, and the diversification of its assets. In satisfying these requirements, the Fund will treat itself as owning its proportionate share of each of the Portfolio's assets and as entitled to the income of the Portfolio properly attributable to such share.

As a regulated investment company under the Code, the Fund does not pay federal income or excise taxes to the extent that it distributes to shareholders its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code. As a partnership under the Code, the Portfolio also does not pay federal income or excise taxes.

Income (possibly including, in some cases, capital gains) realized by the Portfolio from certain investments and allocated to the Fund may be subject to foreign income taxes, and the Fund may make an election under Section 853 of the Code that would allow shareholders to claim a credit or deduction on their federal income tax returns for (and treated as additional amounts distributed to them) their pro rata portion of the Fund's allocated share of qualified taxes paid by the Portfolio to foreign countries. This election may be made only if more than 50% of the assets of the Fund, including its allocable share of the Portfolio's assets, at the close of the Fund's taxable year consists of securities in foreign corporations. The Fund will send a written notice of any such election (not later than 60 days after the close of its taxable year) to each shareholder indicating the amount to be treated as the shareholder's proportionate share of such taxes. Availability of foreign tax credits or deductions for shareholders is subject to certain additional restrictions and limitations under the Code.

Shareholders will receive annually one or more Forms 1099 to assist in the preparation of their federal and state income tax returns for the prior calendar year's distributions, proceeds from the redemption or exchange of Fund shares, and federal income tax (if any) withheld by the Fund's Transfer Agent.


PERFORMANCE INFORMATION
------------------------------------------------------------------------------

THE FUND'S AVERAGE ANNUAL TOTAL RETURN IS DETERMINED BY MULTIPLYING A HYPOTHETICAL INITIAL PURCHASE OF $1,000 BY THE AVERAGE ANNUAL COMPOUNDED RATE OF RETURN (INCLUDING CAPITAL APPRECIATION/DEPRECIATION, AND DIVIDENDS AND DISTRIBUTIONS PAID AND REINVESTED) FOR THE STATED PERIOD AND ANNUALIZING THE RESULT. The average annual total return calculation assumes the maximum sales charge is deducted from the initial $1,000 purchase order and that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The Fund may also publish annual and cumulative total return figures from time to time. The Fund may use such total return figures, together with comparisons with the Consumer Price Index, various domestic and foreign securities indices and performance studies prepared by independent organizations, in advertisements and in information furnished to present or prospective shareholders.

The Fund may also furnish total return calculations based on investments at various sales charge levels or at net asset value. Any performance data which is based on the Fund's net asset value per share would be reduced if a sales charge were taken into account. The Fund's performance may be compared in publications to the performance of various indices and investments for which reliable data is available, and to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any prior period should not be considered a representation of what an investment may earn or what the Fund's total return may be in any future period. The Fund's investment results are based on many factors, including market conditions, the composition of the security holdings of the Portfolio and the operating expenses of the Fund and the Portfolio. Investment results also often reflect the risks associated with the particular investment objective and policies of the Fund and the Portfolio. Among others, these factors should be considered when comparing the Fund's investment results to those of other mutual funds and other investment vehicles.


STATEMENT OF INTENTION AND ESCROW AGREEMENT
------------------------------------------------------------------------------
TERMS OF ESCROW. If the investor, on an application, makes a Statement of Intention to invest a specified amount over a thirteen month period, then out of the initial purchase (or subsequent purchases if necessary) 5% of the dollar amount specified on the application shall be held in escrow by the escrow agent in the form of shares (computed to the nearest full share at the public offering price applicable to the initial purchase hereunder) registered in the investor's name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor's order.


When the minimum investment so specified is completed, the escrowed shares will be delivered to the investor. If the investor has an accumulation account the shares will remain on deposit under the investor's account.

If total purchases under this Statement of Intention are less than the amount specified, the investor will promptly remit to EVD any difference between the sales charge on the amount specified and on the amount actually purchased. If the investor does not within 20 days after written request by EVD or the Authorized Firm pay such difference in sales charge, the escrow agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Full shares remaining after any such redemption together with any excess cash proceeds of the shares so redeemed will be delivered to the investor or to the investor's order by the escrow agent.


In signing the application, the investor irrevocably constitutes and appoints the escrow agent as his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.


PROVISION FOR RETROACTIVE PRICE ADJUSTMENT. If total purchases made under this Statement are large enough to qualify for a lower sales charge than that applicable to the amount specified, all transactions will be computed at the expiration date of this Statement to give effect to the lower charge. Any difference in sales charge will be refunded to the investor in cash, or applied to the purchase of additional shares at the lower charge if specified by the investor. This refund will be made by the Authorized Firm and by EVD. If at the time of the recomputation a firm other than the original firm is placing the orders, the adjustment will be made only on those shares purchased through the firm then handling the investor's account.

                                                                        [LOGO]
EV TRADITIONAL
GREATER CHINA
GROWTH FUND


PROSPECTUS


JANUARY 1, 1996




EV TRADITIONAL GREATER
CHINA GROWTH FUND
24 FEDERAL STREET
BOSTON, MA 02110

-------------------------------------------------------------------------------
SPONSOR AND MANAGER OF EV TRADITIONAL GREATER CHINA GROWTH FUND
Administrator of Greater China Growth Portfolio
Eaton Vance Management, 24 Federal Street, Boston, MA 02110


ADVISER OF GREATER CHINA GROWTH PORTFOLIO
Lloyd George Investment Management (Bermuda) Limited
3808 One Exchange Square, Central, Hong Kong


PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265


CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111

TRANSFER AGENT
First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104
(800) 262-1122


AUDITORS
Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110

                                                                          T-CGP

                                    PART A
                     INFORMATION REQUIRED IN A PROSPECTUS


                                  EV CLASSIC
                                 GROWTH FUND
------------------------------------------------------------------------------
EV CLASSIC GROWTH FUND (THE "FUND") IS A MUTUAL FUND SEEKING GROWTH OF CAPITAL. THE FUND INVESTS ITS ASSETS IN GROWTH PORTFOLIO (THE "PORTFOLIO"), A DIVERSIFIED OPEN-END INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND, RATHER THAN BY DIRECTLY INVESTING IN AND MANAGING ITS OWN PORTFOLIO OF SECURITIES AS WITH HISTORICALLY STRUCTURED MUTUAL FUNDS. THE FUND IS A SERIES OF EATON VANCE GROWTH TRUST (THE "TRUST").

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Shares of the Fund involve investment risks, including fluctuations in value and the possible loss of some or all of the principal investment.


This Prospectus is designed to provide you with information you should know before investing. Please retain this document for future reference. A Statement of Additional Information dated January 1, 1996 for the Fund, as supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement of Additional Information is available without charge from the Fund's principal underwriter, Eaton Vance Distributors, Inc. (the "Principal Underwriter"), 24 Federal Street, Boston, MA 02110 (telephone (800) 225-6265). The Portfolio's investment adviser is Boston Management and Research (the "Investment Adviser"), a wholly-owned subsidiary of Eaton Vance Management, and Eaton Vance Management is the administrator (the "Administrator") of the Fund. The offices of the Investment Adviser and the Administrator are located at 24 Federal Street, Boston, MA 02110.
------------------------------------------------------------------------------


   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------


                                                PAGE                                                      PAGE
Shareholder and Fund Expenses ..................   2  How to Buy Fund Shares ............................    9
The Fund's Financial Highlights ................   3  How to Redeem Fund Shares .........................   10
The Fund's Investment Objective ................   4  Reports to Shareholders ...........................   11
Investment Policies and Risks ..................   4  The Lifetime Investing Account/Distribution Options   12
Organization of the Fund and the Portfolio .....   5  Eaton Vance Exchange Privilege ....................   13
Management of the Fund and the Portfolio .......   7  Eaton Vance Shareholder Services ..................   13
Distribution Plan ..............................   7  Distributions and Taxes ...........................   14
Valuing Fund Shares ............................   9  Performance Information ...........................   15
--------------------------------------------------------------------------------------------------------------

                          PROSPECTUS JANUARY 1, 1996

SHAREHOLDER AND FUND EXPENSES
------------------------------------------------------------------------------

  SHAREHOLDER TRANSACTION EXPENSES
  --------------------------------------------------------------------------------------------------------------------------
  Sales Charges Imposed on Purchases of Shares                                                                          None
  Sales Charges Imposed on Reinvested Distributions                                                                     None
  Fees to Exchange Shares                                                                                               None
  Contingent Deferred Sales Charge Imposed on Redemption During the First Year
    (as a percentage of redemption proceeds exclusive of all reinvestments and
    capital appreciation in the account)                                                                                1.00%

  ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES (as a percentage of average daily net assets)
  ----------------------------------------------------------------------------------------------------------------------------
  Investment Adviser Fee                                                                                                0.625%
  Rule 12b-1 Distribution (and Service) Fees                                                                            1.000%
  Other Expenses (after any expense reduction)                                                                          1.845%
                                                                                                                        -----
      Total Operating Expenses                                                                                          3.470%
                                                                                                                        =====

  EXAMPLE                                                                       1 YEAR       3 YEARS       5 YEARS       10 YEARS
  -------------------------------------------------------------------------------------------------------------------------------
  An investor would pay the following expenses (including a contingent deferred sales charge in the case of redemption during the first year after purchase)
  on a $1,000 investment, assuming (a) 5% annual return and (b) redemption at
  the end of each period:                                                       $45           $107          $180          $375

  An investor would pay the following expenses on the same investment,
  assuming (a) 5% return and (b) no redemptions:                                $35           $107          $180          $375

NOTES:
The table and Example summarize the aggregate expenses of the Fund and the Portfolio and are designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund. Information for the Fund is based on its expenses for the most recent fiscal year. Absent an expense allocation, Other Expenses of the Fund would have been 10.585% of average daily net assets.

The Fund invests exclusively in the Portfolio. The Trustees believe the aggregate per share expenses of the Fund and the Portfolio should approximate, and over time may be less than, the per share expenses the Fund would incur if the Trust were instead to retain the services of an investment adviser for the Fund and the Fund's assets were invested directly in the type of securities being held by the Portfolio.

The Example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. Federal regulations require the Example to assume a 5% annual return, but actual return may vary. For further information regarding the expenses of both the Fund and the Portfolio see "The Fund's Financial Highlights", "Organization of the Fund and the Portfolio", "Management of the Fund and the Portfolio" and "How to Redeem Fund Shares". A long-term shareholder in the Fund may pay more than the economic equivalent of the maximum front-end sales charge permitted by a rule of the National Association of Securities Dealers, Inc. See "Distribution Plan".

No contingent deferred sales charge is imposed on (a) shares purchased more than one year prior to redemption, (b) shares acquired through the reinvestment of distributions or (c) any appreciation in value of other shares in the account (see "How to Redeem Fund Shares"), and no such charge is imposed on exchanges of Fund shares for shares of one or more other funds listed under "The Eaton Vance Exchange Privilege."

Other investment companies with different distribution arrangements and fees are investing in the Portfolio and additional such companies may do so in the future. See "Organization of the Fund and the Portfolio".


THE FUND'S FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------

The following information should be read in conjunction with the audited financial statements included in the Fund's annual report to shareholders which is incorporated by reference into the Statement of Additional Information in reliance upon the report of Coopers & Lybrand L.L.P., independent certified public accountants, as experts in accounting and auditing. Further information regarding the performance of the Fund is contained in its annual report to shareholders which may be obtained without charge by contacting the Principal Underwriter, Eaton Vance Distributors, Inc..
------------------------------------------------------------------------------

FOR THE PERIOD FROM THE START OF BUSINESS, NOVEMBER 7, 1994, TO AUGUST 31, 1995
  NET ASSET VALUE, beginning of period                                                    $10.000
                                                                                          -------

  INCOME FROM OPERATIONS:
    Net investment loss                                                                   $(0.214)
    Net realized and unrealized gain on investments                                         1.894
                                                                                          -------
      Total income from investment operations                                             $ 1.680
                                                                                          -------

  NET ASSET VALUE, end of period                                                          $11.680
                                                                                          =======

  TOTAL RETURN(1)                                                                          16.80%

  RATIOS/SUPPLEMENTAL DATA (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):*
    Expenses(2)                                                                            3.47 %+
    Net investment loss                                                                   (2.17%)+
    Net assets, end of period (000's omitted)                                             $   601

  * For the period indicated, the expenses related to the operation of the Fund reflect an allocation of expenses to the Administrator. Had such action not been taken, net investment income per share and the ratios would have been as follows:

  NET INVESTMENT INCOME PER SHARE                                                         $ 0.648

  RATIOS (to average daily net assets)
    Expenses(2)                                                                           12.21 %+
    Net investment loss                                                                  (10.90)%+

  + Computed on an annualized basis.
(1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the record date.
    Total return is computed on a non-annualized basis.
(2) Includes the Fund's share of Growth Portfolio's allocated expenses.

THE FUND'S INVESTMENT OBJECTIVE
------------------------------------------------------------------------------
EV CLASSIC GROWTH FUND'S INVESTMENT OBJECTIVE IS TO ACHIEVE CAPITAL GROWTH. The Fund currently seeks to meet its investment objective by investing its assets in the Growth Portfolio, a separate registered investment company. The Portfolio has the same investment objective as the Fund and invests in a carefully selected and continuously managed portfolio consisting primarily of equity securities. The Fund's and the Portfolio's investment objectives are nonfundamental and may be changed when authorized by a vote of the Trustees of the Trust or the Portfolio, respectively, without obtaining the approval of the Fund's shareholders or the investors in the Portfolio, as the case may be. The Trustees of the Trust have no present intention to change the Fund's objective and intend to submit any proposed material change in the investment objective to shareholders in advance for their approval.


INVESTMENT POLICIES AND RISKS
------------------------------------------------------------------------------
THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING IN THE PORTFOLIO. The policy of the Portfolio is to invest in a carefully selected and continuously managed portfolio consisting primarily of domestic and foreign equity securities. It may invest in all kinds of companies. The Portfolio will invest primarily in common stocks or securities convertible into common stocks (including convertible debt), which the Investment Adviser believes meet the criteria for capital appreciation. The criteria for investments in convertible debt are the same as used for the common stock of an issuer. The Portfolio does not currently intend to invest more than 5% of its net assets in convertible debt. It may also invest in other securities and obligations of all kinds. These include preferred stocks, rights, warrants, bonds, repurchase agreements and other evidences of indebtedness; however, the Portfolio does not currently intend to invest more than 5% of its net assets in each of such investments and currently intends to limit its investments in non-convertible debt to non-convertible debt rated investment grade (i.e., rated Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's Ratings Group) or, if unrated, determined to be of comparable quality by the Portfolio's Investment Adviser. The Portfolio may also invest in money market instruments.


While income is a subordinate consideration to capital growth, the Portfolio will earn dividend or interest income to the extent that it receives dividends or interest from its investments.

The Portfolio may invest in securities issued by foreign companies (including American Depository Receipts and Global Depository Receipts). Such investments may be subject to various risks such as fluctuations in currency and exchange rates, foreign taxes, social, political and economic conditions in the countries in which such companies operate, and changes in governmental, economic or monetary policies both here and abroad. There may be less publicly available information about a foreign company than about a comparable domestic company. Since the securities markets in many foreign countries are not as developed as those in the United States, the securities of many foreign companies are less liquid and their prices are more volatile than securities of comparable domestic companies. In order to hedge against possible variations in foreign exchange rates pending the settlement of foreign securities transactions, the Portfolio may buy or sell foreign currencies or may enter into forward foreign currency exchange contracts to purchase or sell a specified currency at a specified price and future date.


The Portfolio may purchase and sell exchange-traded futures contracts on stock indices and options thereon to hedge against fluctuations in securities prices or as a substitute for the purchase or sale of securities. Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed the Portfolio's initial investment in these contracts. Futures contracts involve transaction costs. To the extent that the Portfolio enters into futures contracts and options thereon traded on an exchange regulated by the Commodity Futures Trading Commission, in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the liquidation value of the Portfolio's investments, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into. There can be no assurance that the Investment Adviser's use of stock index futures and options thereon will be advantageous to the Portfolio.

The Portfolio may temporarily borrow up to 5% of the value of its total assets to satisfy redemption requests or settle securities transactions. Certain securities held by the Portfolio may permit the issuer at its option to "call", or redeem, its securities. If an issuer redeems securities held by the Portfolio during a time of declining interest rates, the Portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

An investment in the Fund entails the risk that the principal value of Fund shares may not increase or may decline. The Portfolio's investments in equity securities are subject to the risk of adverse developments affecting particular companies or industries and the stock market generally.

The Fund and the Portfolio have adopted certain fundamental investment restrictions which are enumerated in detail in the Statement of Additional Information and which may not be changed unless authorized by a Fund shareholder vote and a Portfolio investor vote, respectively. Except for such enumerated restrictions and as otherwise indicated in this Prospectus, the investment objective and policies of the Fund and the Portfolio are not fundamental policies and accordingly may be changed by the Trustees of the Trust and the Portfolio without obtaining the approval of the Fund's shareholders or the investors in the Portfolio, as the case may be. If any change were made in the Fund's investment objective, the Fund might have an investment objective different from the objective which an investor considered appropriate at the time the investor became a shareholder of the Fund.


  ---------------------------------------------------------------------------
  THE FUND IS NOT INTENDED TO BE A COMPLETE INVESTMENT PROGRAM, AND PROSPECTIVE INVESTORS SHOULD TAKE INTO ACCOUNT THEIR OBJECTIVES AND OTHER INVESTMENTS WHEN CONSIDERING THE PURCHASE OF FUND SHARES. THE FUND CANNOT ASSURE ACHIEVEMENT OF ITS CAPITAL GROWTH OBJECTIVE.
  ---------------------------------------------------------------------------

ORGANIZATION OF THE FUND AND THE PORTFOLIO
------------------------------------------------------------------------------
THE FUND IS A DIVERSIFIED SERIES OF EATON VANCE GROWTH TRUST, A BUSINESS TRUST ESTABLISHED UNDER MASSACHUSETTS LAW PURSUANT TO A DECLARATION OF TRUST DATED MAY 25, 1989, AS AMENDED, AND ORGANIZED AS THE SUCCESSOR TO A MASSACHUSETTS CORPORATION WHICH COMMENCED ITS INVESTMENT COMPANY OPERATIONS IN 1954. THE TRUST IS A MUTUAL FUND -- AN OPEN-END, MANAGEMENT INVESTMENT COMPANY. The Trustees of the Trust are responsible for the overall management and supervision of its affairs. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series and because the Trust can offer separate series (such as the Fund) it is known as a "series company." Each share represents an equal proportionate beneficial interest in the Fund. When issued and outstanding, the shares are fully paid and nonassessable by the Trust and redeemable as described under "How to Redeem Fund Shares." Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.


THE PORTFOLIO IS ORGANIZED AS A TRUST UNDER THE LAWS OF THE STATE OF NEW YORK AND INTENDS TO BE TREATED AS A PARTNERSHIP FOR FEDERAL TAX PURPOSES. The Portfolio, as well as the Trust, intends to comply with all applicable federal and state securities laws. The Portfolio's Declaration of Trust provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolio.

SPECIAL INFORMATION ON THE FUND/PORTFOLIO INVESTMENT STRUCTURE. An investor in the Fund should be aware that the Fund, unlike mutual funds which directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing its assets in an interest in the Portfolio, which is a separate investment company with an identical investment objective (although the Fund may temporarily hold a de minimus amount of cash). Therefore, the Fund's interest in the securities owned by the Portfolio is indirect. In addition to selling an interest to the Fund, the Portfolio may sell interests to other affiliated and non-affiliated mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the various funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures, including funds that have multiple classes of shares. For information regarding the investment objective, policies and restrictions, see "The Fund's Investment Objective" and "Investment Policies and Risks". Further information regarding investment practices may be found in the Statement of Additional Information.


The Trustees of the Trust have considered the advantages and disadvantages of investing the assets of the Fund in the Portfolio, as well as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure offers opportunities for substantial growth in the assets of the Portfolio, and affords the potential for economies of scale for the Fund, at least when the assets of the Portfolio exceed $300 million.


The Fund may withdraw (completely redeem) all its assets from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so. The investment objective and the nonfundamental investment policies of the Fund and the Portfolio may be changed by the Trustees of the Trust and the Portfolio without obtaining the approval of the shareholders of the Fund or the investors in the Portfolio, as the case may be. Any such change of the investment objective will be preceded by thirty days' advance written notice to the shareholders of the Fund or the investors in the Portfolio, as the case may be. If a shareholder redeems shares because of a change in the nonfundamental objective or policies of the Fund, those shares may be subject to a contingent deferred sales charge, as described in "How to Redeem Fund Shares". In the event the Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Trust determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, such Trustees would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all its assets from the Portfolio.

Information regarding other pooled investment entities or funds which invest in the Portfolio may be obtained by contacting Eaton Vance Distributors, Inc. (the "Principal Underwriter" or "EVD"), 24 Federal Street, Boston, MA 02110, (617) 482-8260. Smaller investors in the Portfolio may be adversely affected by the actions of a larger investor investing in the Portfolio. For example, if a large investor withdraws from the Portfolio, the remaining investors may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk, and experience decreasing economies of scale. However, this possibility exists as well for historically structured funds which have large or institutional investors.

Until 1992, the Administrator sponsored and advised historically structured funds. Funds which invest all their assets in interests in a separate investment company are a relatively new development in the mutual fund industry and, therefore, the Fund may be subject to additional regulations than historically structured funds.

The Declaration of Trust of the Portfolio provides that the Portfolio will terminate 120 days after the complete withdrawal of the Fund or any other investor in the Portfolio, unless either the remaining investors, by unanimous vote at a meeting of such investors, or a majority of the Trustees of the Portfolio, by written instrument consented to by all investors, agree to continue the business of the Portfolio. This provision is consistent with treatment of the Portfolio as a partnership for federal income tax purposes. See "Distributions and Taxes" for further information. Whenever the Fund as an investor in the Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.


The Trustees of the Trust, including a majority of the noninterested Trustees, have approved written procedures designed to identify and address any potential conflicts of interest arising from the fact that the Trustees of the Trust and the Trustees of the Portfolio are the same. Such procedures require each Board to take action to resolve any conflict of interest between the Fund and the Portfolio, and it is possible that the creation of separate Boards may be considered. For further information concerning the Trustees and officers of the Trust and the Portfolio, see the Statement of Additional Information.

MANAGEMENT OF THE FUND AND THE PORTFOLIO
------------------------------------------------------------------------------
THE PORTFOLIO ENGAGES BOSTON MANAGEMENT AND RESEARCH ("BMR"), A WHOLLY-OWNED SUBSIDIARY OF EATON VANCE MANAGEMENT ("EATON VANCE"), AS ITS INVESTMENT ADVISER. EATON VANCE, ITS AFFILIATES AND ITS PREDECESSOR COMPANIES HAVE BEEN MANAGING ASSETS OF INDIVIDUALS AND INSTITUTIONS SINCE 1924 AND MANAGING INVESTMENT COMPANIES SINCE 1931.


Acting under the general supervision of the Board of Trustees of the Portfolio, BMR manages the Portfolio's investments and affairs and furnishes for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio. Under its investment advisory agreement with the Portfolio, BMR receives a monthly advisory fee of 5/96 of 1% (equivalent to 0.625% annually) of the average daily net assets of the Portfolio up to and including $300 million, and 1/24 of 1% (equivalent to 0.50% annually) of the average daily net assets over $300 million. For the fiscal year ended August 31, 1995, the Portfolio paid BMR advisory fees equivalent to 0.625% of the Portfolio's average daily net assets for such year.

BMR places the portfolio transactions of the Portfolio with many broker-dealer firms and uses its best efforts to obtain execution of such transactions at prices which are advantageous to the Portfolio and at reasonably competitive commission rates. Subject to the foregoing, BMR may consider sales of shares of the Fund or of other investment companies sponsored by BMR or Eaton Vance as a factor in the selection of broker-dealer firms to execute portfolio transactions.


Peter F. Kiely has acted as the portfolio manager of the Portfolio since it commenced operations. He has been a Vice President of Eaton Vance since 1980 and of BMR since 1992.


BMR OR EATON VANCE ACTS AS INVESTMENT ADVISER TO INVESTMENT COMPANIES AND VARIOUS INDIVIDUAL AND INSTITUTIONAL CLIENTS WITH ASSETS UNDER MANAGEMENT OF APPROXIMATELY $16 BILLION. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly held holding company. Eaton Vance Corp., through its subsidiaries and affiliates, engages in investment management and marketing activities, fiduciary and banking services, oil and gas operations, real estate investment, consulting and management, and development of precious metals properties.


The Trust has retained the services of Eaton Vance to act as Administrator of the Fund. The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of the Fund by investing the Fund's assets in the Portfolio. As Administrator, Eaton Vance provides the Fund with general office facilities and supervises the overall administration of the Fund. For these services Eaton Vance currently receives no compensation. The Trustees of the Trust may determine, in the future, to compensate Eaton Vance for such services.


The Portfolio and the Fund, as the case may be, will each be responsible for all respective costs and expenses not expressly stated to be payable by BMR under the investment advisory agreement, by Eaton Vance under the administrative services agreement, or by EVD under the distribution agreement.


DISTRIBUTION PLAN
------------------------------------------------------------------------------
THE FUND FINANCES DISTRIBUTION ACTIVITIES AND HAS ADOPTED A DISTRIBUTION PLAN (THE "PLAN") PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940. Rule 12b-1 permits a mutual fund, such as the Fund, to finance distribution activities and bear expenses associated with the distribution of its shares provided that any payments made by the Fund are made pursuant to a written plan adopted in accordance with the Rule. The Plan is subject to, and complies with, the sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD Rule"). The Plan is described further in the Statement of Additional Information, and the following is a description of the salient features of the Plan. The Plan provides that the Fund, subject to the NASD Rule, will pay sales commissions and distribution fees to the Principal Underwriter only after and as a result of the sale of shares of the Fund. On each sale of Fund shares (excluding reinvestment of distributions) the Fund will pay the Principal Underwriter amounts representing (i) sales commissions equal to 6.25% of the amount received by the Fund for each share sold and (ii) distribution fees calculated by applying the rate of 1% over the prime rate then reported in The Wall Street Journal to the outstanding balance of Uncovered Distribution Charges (as described below) of the Principal Underwriter. On sales of shares made prior to January 30, 1995, the Principal Underwriter currently pays monthly sales commissions to a financial service firm (an "Authorized Firm") in amounts anticipated to be equivalent to .75%, annualized, of the assets maintained in the Fund by the customers of such Firm. On sales of shares made on January 30, 1995 and thereafter, the Principal Underwriter currently expects to pay to an Authorized Firm (a) sales commissions (except on exchange transactions and reinvestments) at the time of sale equal to .75% of the purchase price of the shares sold by such Firm and (b) monthly sales commissions approximately equivalent to 1/12 of .75% of the value of shares sold by such Firm and remaining outstanding for at least one year. The Plan is designed to permit an investor to purchase Fund shares through an Authorized Firm without incurring an initial sales charge and at the same time permit the Principal Underwriter to compensate Authorized Firms in connection with the sale of Fund shares.

THE NASD RULE REQUIRES THE FUND TO LIMIT ITS ANNUAL PAYMENTS OF SALES COMMISSIONS AND DISTRIBUTION FEES TO AN AMOUNT NOT EXCEEDING .75% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR EACH FISCAL YEAR. Under its Plan, the Fund accrues daily an amount at the rate of 1/365 of .75% of the Fund's net assets, and pays such accrued amounts monthly to the Principal Underwriter. The Plan requires such accruals to be automatically discontinued during any period in which there are no outstanding Uncovered Distribution Charges under the Plan. Uncovered Distribution Charges are calculated daily and, briefly, are equivalent to all unpaid sales commissions and distribution fees to which the Principal Underwriter is entitled under the Plan less all contingent deferred sales charges theretofore paid to the Principal Underwriter. The Eaton Vance organization may be considered to have realized a profit under the Plan if at any point in time the aggregate amounts of all payments made to the Principal Underwriter pursuant to the Plan, including any contingent deferred sales charges, have exceeded the total expenses theretofore incurred by such organization in distributing shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices.


Because of the NASD Rule limitation on the amount of sales commissions and distribution fees paid during any fiscal year, a high level of sales of Fund shares during the initial years of the Fund's operations would cause a large portion of the sales commission attributable to a sale of Fund shares to be accrued and paid by the Fund to the Principal Underwriter in fiscal years subsequent to the year in which such shares were sold. This spreading of sales commissions payments under the Plan over an extended period would result in the incurrence and payment of increased distribution fees under the Plan. For the period from the start of business, November 7, 1994, to the fiscal year ended August 31, 1995, the Fund paid or accrued sales commissions under the Plan equivalent to .75% (annualized) of the Fund's average daily net assets for such period. As at August 31 1995, the Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $101,992 (equivalent to 16.0% of the Fund's net assets on such day).

THE PLAN ALSO AUTHORIZES THE FUND TO MAKE PAYMENTS OF SERVICE FEES TO THE PRINCIPAL UNDERWRITER, AUTHORIZED FIRMS AND OTHER PERSONS IN AMOUNTS NOT EXCEEDING .25% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR EACH FISCAL YEAR. The Trustees of the Trust have initially implemented the Plan by authorizing the Fund to make monthly service fee payments to the Principal Underwriter in amounts not expected to exceed .25% of the Fund's average daily net assets for any fiscal year. The Fund accrues the service fee daily at the rate of 1/365 of
 .25% of the Fund's net assets. On sales of shares made prior to January 30, 1995, the Principal Underwriter currently makes monthly service fee payments to an Authorized Firm in amounts anticipated to be equivalent to .25%, annualized, of the assets maintained in the Fund by the customers of such Firm. On sales of shares made on January 30, 1995 and thereafter, the Principal Underwriter currently expects to pay to an Authorized Firm (a) a service fee (except on exchange transactions and reinvestments) at the time of sale equal to .25% of the purchase price of the shares sold by such Firm, and (b) monthly service fees approximately equivalent to 1/12 of .25% of the value of shares sold by such Firm and remaining outstanding for at least one year. During the first year after a purchase of Fund shares, the Principal Underwriter will retain the service fee as reimbursement for the service fee payment made to the Authorized Firm at the time of sale. As permitted by the NASD Rule, all service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to the Principal Underwriter, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of the Principal Underwriter. For the period from the start of business, November 7, 1994, to August 31, 1995, the Fund paid or accrued service fees under the Plan equivalent to .25% (annualized) of the Fund's average daily net assets for such period.

The Principal Underwriter may, from time to time, at its own expense, provide additional incentives to Authorized Firms which employ registered representatives who sell the Fund's shares and/or shares of other funds distributed by the Principal Underwriter. In some instances, such additional incentives may be offered only to certain Authorized Firms whose representatives sell or are expected to sell significant amounts of shares. In addition, the Principal Underwriter may from time to time increase or decrease the sales commissions payable to Authorized Firms.


The Fund may, in its absolute discretion, suspend, discontinue or limit the offering of its shares at any time. In determining whether any such action should be taken, the Fund's management intends to consider all relevant factors, including without limitation the size of the Fund, the investment climate and market conditions, the volume of sales and redemptions of Fund shares, and the amount of Uncovered Distribution Charges of the Principal Underwriter. The Plan may continue in effect and payments may be made under the Plan following any such suspension, discontinuance or limitation of the offering of Fund shares; however, the Fund is not contractually obligated to continue the Plan for any particular period of time. Suspension of the offering of Fund shares would not, of course, affect a shareholder's ability to redeem shares.

VALUING FUND SHARES
------------------------------------------------------------------------------
THE FUND VALUES ITS SHARES ONCE ON EACH DAY THE NEW YORK STOCK EXCHANGE (THE "EXCHANGE") IS OPEN FOR TRADING, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Fund's net asset value per share is determined by its custodian, Investors Bank & Trust Company ("IBT"), (as agent for the Fund) in the manner authorized by the Trustees of the Trust. Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities, by the number of shares outstanding. Because the Fund invests its assets in an interest in the Portfolio, the Fund's net asset value will reflect the value of its interest in the Portfolio (which, in turn, reflects the underlying value of the Portfolio's assets and liabilities).

Authorized Firms must communicate an investor's order to the Principal Underwriter prior to the close of the Principal Underwriter's business day to receive that day's net asset value per Fund share. It is the Authorized Firms' responsibility to transmit orders promptly to the Principal Underwriter, which is a wholly-owned subsidiary of Eaton Vance.


The Portfolio's net asset value is also determined as of the close of regular trading on the Exchange by IBT (as custodian and agent for the Portfolio) in the manner authorized by the Trustees of the Portfolio. Net asset value is computed by subtracting the liabilities of the Portfolio from the value of its total assets. For further information regarding the valuation of the Portfolio's assets, see "Determination of Net Asset Value" in the Statement of Additional Information.


  ---------------------------------------------------------------------------
  SHAREHOLDERS MAY DETERMINE THE VALUE OF THEIR INVESTMENT BY MULTIPLYING THE NUMBER OF FUND SHARES OWNED BY THE CURRENT NET ASSET VALUE PER SHARE.
  ---------------------------------------------------------------------------

HOW TO BUY FUND SHARES
------------------------------------------------------------------------------

SHARES OF THE FUND MAY BE PURCHASED FOR CASH OR MAY BE ACQUIRED IN EXCHANGE FOR SECURITIES. Investors may purchase shares of the Fund through Authorized Firms at the net asset value per share of the Fund next determined after an order is effective. The Fund may suspend the offering of shares at any time and may refuse an order for the purchase of shares. An Authorized Firm may charge its customers a fee in connection with transactions executed by that Firm.

An initial investment in the Fund must be at least $1,000. Once an account has been established the investor may send investments of $50 or more at any time directly to the Fund's transfer agent (the "Transfer Agent") as follows: First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104. The $1,000 minimum initial investment is waived for Bank Automated Investing accounts, which may be established with an investment of $50 or more. See "Eaton Vance Shareholder Services."


In connection with employee benefit or other continuous group purchase plans under which the average initial purchase by a participant of the plan is $1,000 or more, the Fund may accept initial investments of less than $1,000 on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by the Fund as described under "How to Redeem Fund Shares."


ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as Administrator, in exchange for Fund shares at their net asset value as determined above. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold on the day of their receipt or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable net asset value per Fund share on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities but does not guarantee the best available price. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities.


Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an Authorized Firm, together with a completed and signed Letter of Transmittal in approved form (available from Authorized Firms), as follows:

        IN THE CASE OF BOOK ENTRY:

        Deliver through Depository Trust Co.
        Broker #2212
        Investors Bank & Trust Company
        For A/C EV Classic Growth Fund

        IN THE CASE OF PHYSICAL DELIVERY:

        Investors Bank & Trust Company
        Attention: EV Classic Growth Fund
        Physical Securities Processing Settlement Area
        89 South Street
        Boston, MA 02111


Investors who are contemplating an exchange of securities for shares of the Fund, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities to IBT. Eaton Vance reserves the right to reject any securities. Exchanging securities for Fund shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, state and local tax consequences of exchanging securities for Fund shares.


  ---------------------------------------------------------------------------
  IF YOU DON'T HAVE AN AUTHORIZED FIRM, EATON VANCE CAN RECOMMEND ONE.
  ---------------------------------------------------------------------------

HOW TO REDEEM FUND SHARES
------------------------------------------------------------------------------

A SHAREHOLDER MAY REDEEM FUND SHARES BY DELIVERING TO FIRST DATA INVESTOR SERVICES GROUP, BOS725, P.O. BOX 1559, BOSTON, MA 02104, during its business hours a written request for redemption in good order, plus any share certificates with executed stock powers. The redemption price will be based on the net asset value per Fund share next computed after such delivery. Good order means that all relevant documents must be endorsed by the record owner (s) exactly as the shares are registered and the signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by a regulation of the Securities and Exchange Commission (the "Commission") and acceptable to First Data Investor Services Group. In addition, in some cases, good order may require the furnishing of additional documents such as where shares are registered in the name of a corporation, partnership or fiduciary.

Within seven days after receipt of a redemption request in good order by First Data Investor Services Group, the Fund will make payment in cash for the net asset value of the shares as of the date determined above, reduced by the amount of any applicable contingent deferred sales charges (described below) and any federal income tax required to be withheld. Although the Fund normally expects to make payment in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn by the Fund from the Portfolio. The securities so distributed would be valued pursuant to the Portfolio's valuation procedures. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.


To sell shares at their net asset value through an Authorized Firm (a repurchase), a shareholder can place a repurchase order with the Authorized Firm, which may charge a fee. The value of such shares is based upon the net asset value calculated after EVD, as the Fund's agent, receives the order. It is the Authorized Firm's responsibility to transmit promptly repurchase orders to EVD. Throughout this Prospectus, the word "redemption" is generally meant to include a repurchase.

If shares were recently purchased, the proceeds of redemption (or repurchase) will not be sent until the check (including a certified or cashier's check) received for the shares purchased has cleared. Payment for shares tendered for redemption may be delayed up to 15 days from the purchase date when the purchase check has not yet cleared. Redemptions or repurchases may result in a taxable gain or loss.

Due to the high cost of maintaining small accounts, the Fund reserves the right to redeem accounts with balances of less than $1,000. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. Thus, an investor making an initial investment of $1,000 would not be able to redeem shares without being subject to this policy. However, no such redemption would be required by the Fund if the cause of the low account balance was a reduction in the net asset value of Fund shares. No contingent deferred sales charge will be imposed with respect to such involuntary redemptions.


CONTINGENT DEFERRED SALES CHARGE. Shares purchased on or after January 30, 1995 and redeemed within the first year of their purchase (except shares acquired through the reinvestment of distributions) generally will be subject to a contingent deferred sales charge equal to 1% of the net asset value of the redeemed shares. This contingent deferred sales charge is imposed on any redemption the amount of which exceeds the aggregate value at the time of redempton of (a) all shares in the account purchased more than one year prior to the redemption, (b) all shares in the account acquired through reinvestment of distributions, and (c) the increase, if any, of value of all other shares in the account (namely those purchased within the year preceding the redemption) over the purchase price of such shares. Redemptions are processed in a manner to maximize the amount of redemption proceeds which will not be subject to a contingent deferred sales charge. That is, each redemption will be assumed to have been made first from the exempt amounts referred to in clauses (a), (b) and
(c) above, and second through liquidation of those shares in the account referred to in clause (c) on a first-in-first-out basis.


In calculating the contingent deferred sales charge upon the redemption of Fund shares acquired in an exchange for shares of a fund currently listed under "The Eaton Vance Exchange Privilege," the purchase of Fund shares acquired in the exchange is deemed to have occurred at the time of the original purchase of the exchanged shares.


No contingent deferred sales charge will be imposed on Fund shares which have been sold to Eaton Vance or its affiliates, or to their respective employees or clients. The contingent deferred sales charge will also be waived for shares redeemed (1) pursuant to a Withdrawal Plan (see "Eaton Vance Shareholder Services"), (2) as part of a distribution from a retirement plan qualified under
Section 401, 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "Code"), or (3) as part of a minimum required distribution from other tax-sheltered retirement plans. The contingent deferred sales charge will be paid to the Principal Underwriter or the Fund. When paid to the Principal Underwriter it will reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. See "Distribution Plan".


REPORTS TO SHAREHOLDERS
------------------------------------------------------------------------------

THE FUND WILL ISSUE TO ITS SHAREHOLDERS SEMI-ANNUAL AND ANNUAL REPORTS CONTAINING FINANCIAL STATEMENTS. Financial statements included in annual reports are audited by the Fund's independent accountants. Shortly after the end of each calendar year, the Fund will furnish all shareholders with information necessary for preparing federal and state tax returns.


THE LIFETIME INVESTING ACCOUNT/DISTRIBUTION OPTIONS
------------------------------------------------------------------------------

AFTER AN INVESTOR MAKES AN INITIAL PURCHASE OF FUND SHARES, THE FUND'S TRANSFER AGENT, FIRST DATA INVESTOR SERVICES GROUP, WILL SET UP A LIFETIME INVESTING ACCOUNT FOR THE INVESTOR ON THE FUND'S RECORDS. This account is a complete record of all transactions between the investor and the Fund which at all times shows the balance of shares owned. The Fund will not issue share certificates except upon request.

Each time a transaction takes place in a shareholder's account, the shareholder will receive a statement showing complete details of the transaction and the current balance in the account. (Under certain plans, statements may be sent only quarterly). THE LIFETIME INVESTING ACCOUNT ALSO PERMITS A SHAREHOLDER TO MAKE ADDITIONAL INVESTMENTS IN SHARES BY SENDING A CHECK FOR $50 OR MORE to First Data Investor Services Group.

Any questions concerning a shareholder's account or services available may be directed by telephone to EATON VANCE SHAREHOLDER SERVICES at 800-225-6265, extension 2, or in writing to First Data Investor Services Group, Boston, MA 02104 (please provide the name of the shareholder, the Fund and the account number).

THE FOLLOWING DISTRIBUTION OPTIONS WILL BE AVAILABLE TO ALL LIFETIME INVESTING ACCOUNTS and may be changed as often as desired by written notice to the Fund's dividend disbursing agent, First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104. The currently effective option will appear on each confirmation statement.


SHARE OPTION -- Dividends and capital gains will be reinvested in additional shares.

INCOME OPTION -- Dividends will be paid in cash, and capital gains will be reinvested in additional shares.

CASH OPTION -- Dividends and capital gains will be paid in cash.


The SHARE OPTION will be assigned if no other option is specified. Distributions, including those reinvested, will be reduced by any withholding required under federal income tax laws.


If the INCOME OPTION or CASH OPTION has been selected, dividend and/or capital gains distribution checks which are returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested in the account in shares at the then current net asset value. Furthermore, the distribution option on the account will be automatically changed to the SHARE OPTION until such time as the shareholder selects a different option.

DISTRIBUTION INVESTMENT OPTION. In addition to the distribution options set forth above, dividends and/or capital gains may be invested in additional shares of another Eaton Vance fund. Before selecting this option, a shareholder should obtain a prospectus of the other Eaton Vance fund and consider its objectives and policies carefully.

"STREET NAME" ACCOUNTS. If shares of the Fund are held in a "street name" account with an Authorized Firm, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Firm, and not by the Fund and its Transfer Agent. Since the Fund will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Firm to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account, or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Firm. Before establishing a "street name" account with an investment firm, or transferring the account to another investment firm, an investor wishing to reinvest distributions should determine whether the firm which will hold the shares allows reinvestment of distributions in "street name" accounts.


  ---------------------------------------------------------------------------
  UNDER A LIFETIME INVESTING ACCOUNT A SHAREHOLDER CAN MAKE ADDITIONAL INVESTMENTS IN FUND SHARES BY SENDING A CHECK FOR $50 OR MORE.
  ---------------------------------------------------------------------------


THE EATON VANCE EXCHANGE PRIVILEGE
------------------------------------------------------------------------------

Shares of the Fund currently may be exchanged for shares of one or more other funds in the Eaton Vance Classic Group of Funds or Eaton Vance Money Market Fund, which are distributed with a contingent deferred sales charge, on the basis of the net asset value per share of each fund at the time of the exchange, provided that such offer is available only in states where shares of such fund being acquired may be legally sold.


Each exchange must involve shares which have a net asset value of at least $1,000. The exchange privilege may be changed or discontinued without penalty. Shareholders will be given sixty (60) days' notice prior to any termination or material amendment of the exchange privilege. The Fund does not permit the exchange privilege to be used for "Market Timing" and may terminate the exchange privilege for any shareholder account engaged in Market Timing activity. Any shareholder account for which more than two round-trip exchanges are made within any twelve month period will be deemed to be engaged in Market Timing. Furthermore, a group of unrelated accounts for which exchanges are entered contemporaneously by a financial intermediary will be considered to be engaged in Market Timing.


First Data Investor Services Group makes exchanges at the next determined net asset value after receiving an exchange request in good order (see "How to Redeem Fund Shares"). Consult First Data Investor Services Group for additional information concerning the exchange privilege. Applications and prospectuses of other funds are available from Authorized Firms or the Principal Underwriter. The prospectus for each fund describes its investment objectives and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange.


No contingent deferred sales charge is imposed on exchanges. For purposes of calculating the contingent deferred sales charge upon the redemption of Fund shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares.


Shares of the other funds in the Eaton Vance Classic Group of Funds (and shares of Eaton Vance Money Market Fund acquired as a result of an exchange from an EV Classic fund) may be exchanged for Fund shares on the basis of the net asset value per share of each fund at the time of the exchange, but subject to any restrictions or qualifications set forth in a current prospectus of any such fund.

Telephone exchanges are accepted by First Data Investor Services Group, provided the investor has not disclaimed in writing the use of the privilege. To effect such exchanges, call First Data Investor Services Group at 800-262- 1122 or, within Massachusetts, 617-573-9403, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). Shares acquired by telephone exchange must be registered in the same name(s) and with the same address as the shares being exchanged. Neither the Fund, the Principal Underwriter nor First Data Investor Services Group will be responsible for the authenticity of exchange instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone exchange may be difficult to implement. An exchange may result in a taxable gain or loss.


EATON VANCE SHAREHOLDER SERVICES
------------------------------------------------------------------------------
THE FUND OFFERS THE FOLLOWING SERVICES, WHICH ARE VOLUNTARY, INVOLVE NO EXTRA CHARGE, AND MAY BE CHANGED OR DISCONTINUED WITHOUT PENALTY AT ANY TIME. Full information on each of the services described below and an application, where required, are available from Authorized Firms or the Principal Underwriter. The cost of administering such services for the benefit of shareholders who participate in them is borne by the Fund as an expense to all shareholders.


INVEST-BY-MAIL -- FOR PERIODIC SHARE ACCUMULATION: Once the $1,000 minimum investment has been made, checks of $50 or more payable to the order of EV Classic Growth Fund may be mailed directly to First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104 at any time -- whether or not distributions are reinvested. The name of the shareholder, the Fund and the account number should accompany each investment.

BANK AUTOMATED INVESTING -- FOR REGULAR SHARE ACCUMULATION: Cash investments of $50 or more may be made automatically each month or quarter from a shareholder's bank account. The $1,000 minimum initial investment and small account redemption policy are waived for these accounts.

WITHDRAWAL PLAN: A shareholder may draw on shareholdings systematically with monthly or quarterly checks in an aggregate amount that does not exceed annually 12% of the account balance at the time the plan is established. Such amount will not be subject to a contingent deferred sales charge. See "How to Redeem Fund Shares". A minimum deposit of $5,000 in shares is required.

REINVESTMENT PRIVILEGE: A SHAREHOLDER WHO HAS REPURCHASED OR REDEEMED SHARES MAY REINVEST, WITH CREDIT FOR ANY CONTINGENT DEFERRED SALES CHARGES PAID ON THE REPURCHASED OR REDEEMED SHARES, ANY PORTION OR ALL OF THE REPURCHASE OR REDEMPTION PROCEEDS (PLUS THAT AMOUNT NECESSARY TO ACQUIRE A FRACTIONAL SHARE TO ROUND OFF THE PURCHASE TO THE NEAREST FULL SHARE) IN SHARES OF THE FUND, provided that the reinvestment is effected within 60 days after such repurchase or redemption and the privilege has not been used more than once in the prior 12 months. Shares are sold to a reinvesting shareholder at the next determined net asset value following timely receipt of a written purchase order by the Principal Underwriter or by the Fund (or by the Fund's Transfer Agent). To the extent that any shares of the Fund are sold at a loss and the proceeds are reinvested in shares of the Fund (or other shares of the Fund are acquired within the period beginning 30 days before and ending 30 days after the date of the redemption) some or all of the loss generally will not be allowed as a tax deduction. Shareholders should consult their tax advisers concerning the tax consequences of reinvestments.

TAX-SHELTERED RETIREMENT PLANS: Shares of the Fund are available for purchase in connection with the following tax-sheltered retirement plans:


   -- Pension and Profit Sharing Plans for self-employed individuals, corporations and non-profit organizations;

   -- Individual Retirement Account Plans for individuals and their non-employed spouses; and

   -- 403(b) Retirement Plans for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Code.


Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the Principal Underwriter. This information should be read carefully and consultation with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Under all plans, dividends and distributions will be automatically reinvested in additional shares.


DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------------
The Fund's present policy is to distribute semi-annually substantially all of the net investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses, and to distribute at least annually any net realized capital gains. A portion of distributions from net investment income may be eligible for the dividends-received deduction for corporations. The Fund's distributions from its net investment income, net short-term capital gains, and certain net foreign exchange gains will be taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund. The Fund's distributions from its net long-term capital gains are taxable to shareholders as such, whether received in cash or reinvested in additional shares of the Fund and regardless of the length of time shares have been owned by shareholders. If shares are purchased shortly before the record date of a distribution, the shareholder will pay the full price for the shares and then receive some portion of the price back as a taxable distribution. Certain distributions, if declared in October, November or December and paid the following January, will be taxed to shareholders as if received on December 31 of the year in which they are declared.


Shareholders will receive annually tax information notices and Forms 1099 to assist in the preparation of their federal and state tax returns for the prior calendar year's distributions, proceeds from the redemption or exchange of Fund shares, and federal income tax withheld (if any) by the Fund's Transfer Agent.

The Fund intends to qualify as a regulated investment company under the Code, and to satisfy all requirements necessary to be relieved of federal taxes on income and gains it distributed to shareholders. In satisfying these requirements, the Fund will treat itself as owning its proportionate share of each of the Portfolio's assets and as entitled to the income of the Portfolio properly attributable to such share.

  ---------------------------------------------------------------------------
  AS A REGULATED INVESTMENT COMPANY UNDER THE CODE, THE FUND DOES NOT PAY FEDERAL INCOME OR EXCISE TAXES TO THE EXTENT THAT IT DISTRIBUTES TO SHAREHOLDERS ITS NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS
  IN ACCORDANCE WITH THE TIMING REQUIREMENTS IMPOSED BY THE CODE. AS A PARTNERSHIP UNDER THE CODE, THE PORTFOLIO DOES NOT PAY FEDERAL INCOME OR EXCISE TAXES.
  ---------------------------------------------------------------------------


PERFORMANCE INFORMATION
------------------------------------------------------------------------------

FROM TIME TO TIME, THE FUND MAY ADVERTISE ITS AVERAGE ANNUAL TOTAL RETURN. The Fund's average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price (net asset value) for specified periods ending with the most recent calendar quarter, assuming reinvestment of all distributions. The average annual total return calculation assumes a complete redemption of the investment and the deduction of any applicable contingent deferred sales charge at the end of the period. The Fund may also publish annual and cumulative total return figures from time to time. The Fund may also quote total return for the period prior to commencement of operations which would reflect the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund sales charge.

The Fund may also publish total return figures which do not take into account any contingent deferred sales charge which may be imposed upon redemptions at the end of the specified period. Any performance figure which does not take into account the contingent deferred sales charge would be reduced to the extent such charge is imposed upon a redemption.

Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any prior period should not be considered a representation of what an investment may earn or what the Fund's total return may be in any future period. If the expenses related to the operation of the Fund or the Portfolio are allocated to Eaton Vance, the Fund's performance will be higher.

[LOGO] EV CLASSIC

       GROWTH FUND

-------------------------------------------------------------------------------

       PROSPECTUS


       JANUARY 1, 1996




EV CLASSIC
GROWTH FUND
24 FEDERAL STREET
BOSTON, MA 02110

-------------------------------------------------------------------------------
INVESTMENT ADVISER OF GROWTH PORTFOLIO
Boston Management and Research, 24 Federal Street, Boston, MA 02110

ADMINISTRATOR OF EV CLASSIC GROWTH FUND
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265


CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111

TRANSFER AGENT
First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104
(800) 262-1122


INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P., One Post Office Square, Boston, MA 02109


                                                                          C-GFP

                                    Part A
                     Information Required in a Prospectus


                                 EV MARATHON
                                 GROWTH FUND
--------------------------------------------------------------------------------

EV MARATHON GROWTH FUND (THE "FUND") IS A MUTUAL FUND SEEKING GROWTH OF CAPITAL. THE FUND INVESTS ITS ASSETS IN GROWTH PORTFOLIO (THE "PORTFOLIO"), A DIVERSIFIED OPEN-END INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND, RATHER THAN BY DIRECTLY INVESTING IN AND MANAGING ITS OWN PORTFOLIO OF SECURITIES AS WITH HISTORICALLY STRUCTURED MUTUAL FUNDS. THE FUND IS A SERIES OF EATON VANCE GROWTH TRUST (THE "TRUST").

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Shares of the Fund involve investment risks, including fluctuations in value and the possible loss of some or all of the principal investment.


This Prospectus is designed to provide you with information you should know before investing. Please retain this document for future reference. A Statement of Additional Information dated January 1, 1996 for the Fund, as supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement of Additional Information is available without charge from the Fund's principal underwriter, Eaton Vance Distributors, Inc. (the "Principal Underwriter"), 24 Federal Street, Boston, MA 02110 (telephone (800) 225-6265). The Portfolio's investment adviser is Boston Management and Research (the "Investment Adviser"), a wholly-owned subsidiary of Eaton Vance Management, and Eaton Vance Management is the administrator (the "Administrator") of the Fund. The offices of the Investment Adviser and the Administrator are located at 24 Federal Street, Boston, MA 02110.


--------------------------------------------------------------------------------
   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------


                                   PAGE                                    PAGE
Shareholder and Fund Expenses ...... 2   How to Buy Fund Shares .............  9
The Fund's Financial Highlights .... 3   How to Redeem Fund Shares........... 10
The Fund's Investment Objective .... 4   Reports to Shareholders ............ 12
Investment Policies and Risks ...... 4   The Lifetime Investing Account/
Organization of the Fund and the           Distribution Options ............. 12
  Portfolio ........................ 5   The Eaton Vance Exchange Privilege . 13
Management of the Fund and the           Eaton Vance Shareholder Services ... 13
  Portfolio ........................ 7   Distributions and Taxes ............ 14
Distribution Plan .................. 7   Performance Information ............ 15
Valuing Fund Shares................. 9
--------------------------------------------------------------------------------
                        PROSPECTUS DATED JANUARY 1, 1996

SHAREHOLDER AND FUND EXPENSES
--------------------------------------------------------------------------------

  SHAREHOLDER TRANSACTION EXPENSES
  ------------------------------------------------------------------------------
  Sales Charges Imposed on Purchases of Shares                            None
  Sales Charges Imposed on Reinvested Distributions                       None
  Fees to Exchange Shares                                                 None
  Range of Declining Contingent Deferred Sales
  Charges Imposed on Redemptions During the First
  Seven Years (as a percentage of redemption
  proceeds exclusive of all reinvestments and
  capital appreciation in the account)                               5.00% - 0%

  ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES (as a percentage of average daily net assets)
  ------------------------------------------------------------------------------
  Investment Adviser Fee                                               0.625%
    Rule 12b-1 Distribution (and Service) Fees                         0.750%
    Other Expenses (after any expense reduction)                       1.445%
                                                                       ------
        Total Operating Expenses                                       2.820%
                                                                       ======

  EXAMPLE                              1 YEAR    3 YEARS     5 YEARS    10 YEARS
  ------------------------------------------------------------------------------

  An investor would pay the following    $79        $127       $169       $315
  contingent deferred sales charge and
  expenses on a $1,000 investment,
  assuming (a) 5% annual return and (b)
  redemption at the end of each period:

  An investor would pay the following    $29        $ 87       $149       $315
  expenses on the same investment,
  assuming (a) 5% annual return and (b)
  no redemptions:

NOTES:
The table and Example summarize the aggregate expenses of the Fund and the Portfolio and are designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund. Information for the Fund is based on its expenses for the most recent fiscal year. Absent an expense allocation, Other Expenses of the Fund would have been 6.635% of average daily net assets.

The Fund invests exclusively in the Portfolio. The Trustees believe the aggregate per share expenses of the Fund and the Portfolio should approximate, and over time may be less than, the per share expenses the Fund would incur if the Trust were instead to retain the services of an investment adviser for the Fund and the Fund's assets were invested directly in the type of securities being held by the Portfolio.

The Example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. Federal regulations require the Example to assume a 5% annual return, but actual return may vary. For further information regarding the expenses of both the Fund and the Portfolio see "The Fund's Financial Highlights", "Organization of the Fund and the Portfolio", "Management of the Fund and the Portfolio" and "How to Redeem Fund Shares". A long-term shareholder in the Fund may pay more than the economic equivalent of the maximum front-end sales charge permitted by a rule of the National Association of Securities Dealers, Inc. See "Distribution Plan".

No contingent deferred sales charge is imposed on (a) shares purchased more than six years prior to the redemption, (b) shares acquired through the reinvestment of distributions or (c) any appreciation in value of other shares in the account (see "How to Redeem Fund Shares"), and no such charge is imposed on exchanges of Fund shares for shares of one or more other funds listed under "The Eaton Vance Exchange Privilege".

The Fund expects to begin making service fee payments during the quarter ending March 31, 1996.

Other investment companies with different distribution arrangements and fees are investing in the Portfolio and additional such companies may do so in the future. See "Organization of the Fund and the Portfolio".

THE FUND'S FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following information should be read in conjunction with the audited financial statements included in the Fund's annual report to shareholders which is incorporated by reference into the Statement of Additional Information in reliance upon the report of Coopers & Lybrand L.L.P., independent certified public accountants, as experts in accounting and auditing. Further information regarding the performance of the Fund is contained in its annual report to shareholders which may be obtained without charge by contacting the Principal Underwriter, Eaton Vance Distributors, Inc.

--------------------------------------------------------------------------------

    FOR THE PERIOD FROM THE START OF BUSINESS, SEPTEMBER 13, 1994 TO AUGUST 31, 1995

    NET ASSET VALUE -- Beginning of period                            $10.000
                                                                      -------
        INCOME FROM INVESTMENT OPERATIONS:
    Net investment loss                                               $(0.074)
    Net realized and unrealized gain on investments                     1.754
                                                                      -------
      Total income from investment operations                         $ 1.680
                                                                      -------

    NET ASSET VALUE, end of period                                    $11.680
                                                                      =======

    TOTAL RETURN\1/                                                    16.80%
    RATIOS/SUPPLEMENTAL DATA (as a percentage of average
      daily net assets):*
      Expenses\2/                                                       2.82%+
      Net investment loss                                             (1.59)%+

    NET ASSETS AT END OF PERIOD (000'S OMITTED)                       $ 2,240

     * For the period indicated, the expenses related to the operation of the Fund reflect an allocation of expenses to the Administrator. Had such action not been taken, net investment income per share and the ratios would have been as follows:

    NET INVESTMENT INCOME PER SHARE                                   $ 0.167

    RATIOS (to average daily net assets)
      Expenses\2/                                                      8.01%+
      Net investment loss                                            (6.79)%+

    +   Computed on an annualized basis.

     \1/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the record date. Total return is computed on a non-annualized basis.

     \2/ Includes the Fund's share of Growth Portfolio's allocated expenses.

THE FUND'S INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

EV MARATHON GROWTH FUND'S INVESTMENT OBJECTIVE IS TO ACHIEVE CAPITAL GROWTH. The Fund currently seeks to meet its investment objective by investing its assets in the Growth Portfolio, a separate registered investment company. The Portfolio has the same investment objective as the Fund and invests in a carefully selected and continuously managed portfolio consisting primarily of equity securities. The Fund's and the Portfolio's investment objectives are nonfundamental and may be changed when authorized by a vote of the Trustees of the Trust or the Portfolio, respectively, without obtaining the approval of the Fund's shareholders or the investors in the Portfolio, as the case may be. The Trustees of the Trust have no present intention to change the Fund's objective and intend to submit any proposed material change in the investment objective to shareholders in advance for their approval.


INVESTMENT POLICIES AND RISKS
--------------------------------------------------------------------------------

THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING IN THE PORTFOLIO. The policy of the Portfolio is to invest in a carefully selected and continuously managed portfolio consisting primarily of domestic and foreign equity securities. It may invest in all kinds of companies. The Portfolio will invest primarily in common stocks or securities convertible into common stocks (including convertible debt), which the Investment Adviser believes meet the criteria for capital appreciation. The criteria for investments in convertible debt are the same as used for the common stock of an issuer. The Portfolio does not currently intend to invest more than 5% of its net assets in convertible debt. It may also invest in other securities and obligations of all kinds. These include preferred stocks, rights, warrants, bonds, repurchase agreements and other evidences of indebtedness; however, the Portfolio does not currently intend to invest more than 5% of its net assets in each of such investments and currently intends to limit its investments in non-convertible debt to non-convertible debt rated investment grade (i.e., rated Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's Ratings Group) or, if unrated, determined to be of comparable quality by the Portfolio's Investment Adviser. The Portfolio may also invest in money market instruments.


While income is a subordinate consideration to capital growth, the Portfolio will earn dividend or interest income to the extent that it receives dividends or interest from its investments.

The Portfolio may invest in securities issued by foreign companies (including American Depository Receipts and Global Depository Receipts). Such investments may be subject to various risks such as fluctuations in currency and exchange rates, foreign taxes, social, political and economic conditions in the countries in which such companies operate, and changes in governmental, economic or monetary policies both here and abroad. There may be less publicly available information about a foreign company than about a comparable domestic company. Since the securities markets in many foreign countries are not as developed as those in the United States, the securities of many foreign companies are less liquid and their prices are more volatile than securities of comparable domestic companies. In order to hedge against possible variations in foreign exchange rates pending the settlement of foreign securities transactions, the Portfolio may buy or sell foreign currencies or may enter into forward foreign currency exchange contracts to purchase or sell a specified currency at a specified price and future date.


The Portfolio may purchase and sell exchange-traded futures contracts on stock indices and options thereon to hedge against fluctuations in securities prices or as a substitute for the purchase or sale of securities. Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed the Portfolio's initial investment in these contracts. Futures contracts involve transactions costs. To the extent that the Portfolio enters into futures contracts and options thereon traded on an exchange regulated by the Commodity Futures Trading Commission, in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the liquidation value of the Portfolio's investments, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into. There can be no assurance that the Investment Adviser's use of stock index futures and options thereon will be advantageous to the Portfolio.

The Portfolio may temporarily borrow up to 5% of the value of its total assets to satisfy redemption requests or settle securities transactions. Certain securities held by the Portfolio may permit the issuer at its option to "call", or redeem, its securities. If an issuer redeems securities held by the Portfolio during a time of declining interest rates, the Portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.


An investment in the Fund entails the risk that the principal value of Fund shares may not increase or may decline. The Portfolio's investments in equity securities are subject to the risk of adverse developments affecting particular companies or industries and the stock market generally.


The Fund and the Portfolio have adopted certain fundamental investment restrictions which are enumerated in detail in the Statement of Additional Information and which may not be changed unless authorized by a Fund shareholder vote and a Portfolio investor vote, respectively. Except for such enumerated restrictions and as otherwise indicated in this Prospectus, the investment objective and policies of the Fund and the Portfolio are not fundamental policies and accordingly may be changed by the Trustees of the Trust and the Portfolio without obtaining the approval of the Fund's shareholders or the investors in the Portfolio, as the case may be. If any change were made in the Fund's investment objective, the Fund might have an investment objective different from the objective which an investor considered appropriate at the time the investor became a shareholder of the Fund.


------------------------------------------------------------------------------
  THE FUND IS NOT INTENDED TO BE A COMPLETE INVESTMENT PROGRAM, AND PROSPECTIVE INVESTORS SHOULD TAKE INTO ACCOUNT THEIR OBJECTIVES AND OTHER INVESTMENTS WHEN CONSIDERING THE PURCHASE OF FUND SHARES. THE FUND CANNOT ASSURE ACHIEVEMENT OF ITS CAPITAL GROWTH OBJECTIVE.
------------------------------------------------------------------------------

ORGANIZATION OF THE FUND AND THE PORTFOLIO
--------------------------------------------------------------------------------

THE FUND IS A DIVERSIFIED SERIES OF EATON VANCE GROWTH TRUST, A BUSINESS TRUST ESTABLISHED UNDER MASSACHUSETTS LAW PURSUANT TO A DECLARATION OF TRUST DATED MAY 25, 1989, AS AMENDED, AND ORGANIZED AS THE SUCCESSOR TO A MASSACHUSETTS CORPORATION WHICH COMMENCED ITS INVESTMENT COMPANY OPERATIONS IN 1954. THE TRUST IS A MUTUAL FUND -- AN OPEN-END, MANAGEMENT INVESTMENT COMPANY. The Trustees of the Trust are responsible for the overall management and supervision of its affairs. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series and because the Trust can offer separate series (such as the Fund) it is known as a "series company." Each share represents an equal proportionate beneficial interest in the Fund. When issued and outstanding, the shares are fully paid and nonassessable by the Trust and redeemable as described under "How to Redeem Fund Shares." Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.


THE PORTFOLIO IS ORGANIZED AS A TRUST UNDER THE LAWS OF THE STATE OF NEW YORK AND INTENDS TO BE TREATED AS A PARTNERSHIP FOR FEDERAL TAX PURPOSES.The Portfolio, as well as the Trust, intends to comply with all applicable federal and state securities laws. The Portfolio's Declaration of Trust provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolio.

SPECIAL INFORMATION ON THE FUND/PORTFOLIO INVESTMENT STRUCTURE.An investor in the Fund should be aware that the Fund, unlike mutual funds which directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing its assets in an interest in the Portfolio, which is a separate investment company with an identical investment objective (although the Fund may temporarily hold a de minimus amount of cash). Therefore, the Fund's interest in the securities owned by the Portfolio is indirect. In addition to selling an interest to the Fund, the Portfolio may sell interests to other affiliated and non-affiliated mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the various funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures, including funds that have multiple classes of shares. For information regarding the investment objective, policies and restrictions, see "The Fund's Investment Objective" and "Investment Policies and Risks". Further information regarding investment practices may be found in the Statement of Additional Information.


The Trustees of the Trust have considered the advantages and disadvantages of investing the assets of the Fund in the Portfolio, as well as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure offers opportunities for substantial growth in the assets of the Portfolio, and affords the potential for economies of scale for the Fund, at least when the assets of the Portfolio exceed $300 million.


The Fund may withdraw (completely redeem) all its assets from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so. The investment objective and the nonfundamental investment policies of the Fund and the Portfolio may be changed by the Trustees of the Trust and the Portfolio without obtaining the approval of the shareholders of the Fund or the investors in the Portfolio, as the case may be. Any such change of the investment objective will be preceded by thirty days' advance written notice to the shareholders of the Fund or the investors in the Portfolio, as the case may be. If a shareholder redeems shares because of a change in the nonfundamental objective or policies of the Fund, those shares may be subject to a contingent deferred sales charge, as described in "How to Redeem Fund Shares". In the event the Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Trust determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, such Trustees would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all its assets from the Portfolio.

Information regarding other pooled investment entities or funds which invest in the Portfolio may be obtained by contacting Eaton Vance Distributors, Inc. (the "Principal Underwriter" or "EVD"), 24 Federal Street, Boston, MA 02110, (617) 482-8260. Smaller investors in the Portfolio may be adversely affected by the actions of a larger investor investing in the Portfolio. For example, if a large investor withdraws from the Portfolio, the remaining investors may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk, and experience decreasing economies of scale. However, this possibility exists as well for historically structured funds which have large or institutional investors.

Until 1992, the Administrator sponsored and advised historically structured funds. Funds which invest all their assets in interests in a separate investment company are a relatively new development in the mutual fund industry and, therefore, the Fund may be subject to additional regulations than historically structured funds.

The Declaration of Trust of the Portfolio provides that the Portfolio will terminate 120 days after the complete withdrawal of the Fund or any other investor in the Portfolio, unless either the remaining investors, by unanimous vote at a meeting of such investors, or a majority of the Trustees of the Portfolio, by written instrument consented to by all investors, agree to continue the business of the Portfolio. This provision is consistent with treatment of the Portfolio as a partnership for federal income tax purposes. See "Distributions and Taxes" for further information. Whenever the Fund as an investor in the Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.


The Trustees of the Trust, including a majority of the noninterested Trustees, have approved written procedures designed to identify and address any potential conflicts of interest arising from the fact that the Trustees of the Trust and the Trustees of the Portfolio are the same. Such procedures require each Board to take action to resolve any conflict of interest between the Fund and the Portfolio, and it is possible that the creation of separate Boards may be considered. For further information concerning the Trustees and officers of the Trust and the Portfolio, see the Statement of Additional Information.

MANAGEMENT OF THE FUND AND THE PORTFOLIO
--------------------------------------------------------------------------------

THE PORTFOLIO ENGAGES BOSTON MANAGEMENT AND RESEARCH ("BMR"), A WHOLLY-OWNED SUBSIDIARY OF EATON VANCE MANAGEMENT ("EATON VANCE"), AS ITS INVESTMENT ADVISER. EATON VANCE, ITS AFFILIATES AND ITS PREDECESSOR COMPANIES HAVE BEEN MANAGING ASSETS OF INDIVIDUALS AND INSTITUTIONS SINCE 1924 AND MANAGING INVESTMENT COMPANIES SINCE 1931.


Acting under the general supervision of the Board of Trustees of the Portfolio, BMR manages the Portfolio's investments and affairs and furnishes for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio. Under its investment advisory agreement with the Portfolio, BMR receives a monthly advisory fee of 5/96 of 1% (equivalent to 0.625% annually) of the average daily net assets of the Portfolio up to and including $300 million, and 1/24 of 1% (equivalent to 0.50% annually) of the average daily net assets over $300 million. For the fiscal year ended August 31, 1995, the Portfolio paid BMR advisory fees equivalent to 0.625% of the Portfolio's average daily net assets for such year.

BMR places the portfolio transactions of the Portfolio with many broker-dealer firms and uses its best efforts to obtain execution of such transactions at prices which are advantageous to the Portfolio and at reasonably competitive commission rates. Subject to the foregoing, BMR may consider sales of shares of the Fund or of other investment companies sponsored by BMR or Eaton Vance as a factor in the selection of broker-dealer firms to execute portfolio transactions.


Peter F. Kiely has acted as the portfolio manager of the Portfolio since it commenced operations. He has been a Vice President of Eaton Vance since 1980 and of BMR since 1992.


BMR OR EATON VANCE ACTS AS INVESTMENT ADVISER TO INVESTMENT COMPANIES AND VARIOUS INDIVIDUAL AND INSTITUTIONAL CLIENTS WITH ASSETS UNDER MANAGEMENT OF APPROXIMATELY $16 BILLION. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly held holding company. Eaton Vance Corp., through its subsidiaries and affiliates, engages in investment management and marketing activities, fiduciary and banking services, oil and gas operations, real estate investment, consulting and management, and development of precious metals properties.


The Trust has retained the services of Eaton Vance to act as Administrator of the Fund. The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of the Fund by investing the Fund's assets in the Portfolio. As Administrator, Eaton Vance provides the Fund with general office facilities and supervises the overall administration of the Fund. For these services Eaton Vance currently receives no compensation. The Trustees of the Trust may determine, in the future, to compensate Eaton Vance for such services.


The Portfolio and the Fund, as the case may be, will each be responsible for all respective costs and expenses not expressly stated to be payable by BMR under the investment advisory agreement, by Eaton Vance under the administrative services agreement, or by EVD under the distribution agreement.

DISTRIBUTION PLAN

--------------------------------------------------------------------------------

THE FUND FINANCES DISTRIBUTION ACTIVITIES AND HAS ADOPTED A DISTRIBUTION PLAN (THE "PLAN") PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940. Rule 12b-1 permits a mutual fund, such as the Fund, to finance distribution activities and bear expenses associated with the distribution of its shares provided that any payments made by the Fund are made pursuant to a written plan adopted in accordance with the Rule. The Plan is subject to, and complies with, the sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD Rule"). The Plan is described further in the Statement of Additional Information, and the following is a description of the salient features of the Plan. The Plan provides that the Fund, subject to the NASD Rule, will pay sales commissions and distribution fees to the Principal Underwriter only after and as a result of the sale of shares of the Fund. On each sale of Fund shares (excluding reinvestment of distributions) the Fund will pay the Principal Underwriter amounts representing (i) sales commissions equal to 5% of the amount received by the Fund for each share sold and (ii) distribution fees calculated by applying the rate of 1% over the prime rate then reported in The Wall Street Journal to the outstanding balance of Uncovered Distribution Charges (as described below) of the Principal Underwriter. The Principal Underwriter currently expects to pay sales commissions (except on exchange transactions and reinvestments) to a financial services firm (an "Authorized Firm") at the time of sale equal to 4% of the purchase price of the shares sold by such Firm. The Principal Underwriter will use its own funds (which may be borrowed from banks) to pay such commissions. Because the payment of the sales commissions and distribution fees to the Principal Underwriter is subject to the NASD Rule described below, it will take the Principal Underwriter a number of years to recoup the sales commissions paid by it to Authorized Firms from the payments received by it from the Fund pursuant to the Plan.


THE NASD RULE REQUIRES THE FUND TO LIMIT ITS ANNUAL PAYMENTS OF SALES COMMISSIONS AND DISTRIBUTION FEES TO AN AMOUNT NOT EXCEEDING .75% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR EACH FISCAL YEAR. Under its Plan the Fund accrues daily an amount at the rate of 1/365 of .75% of the Fund's net assets, and pays such accrued amounts monthly to the Principal Underwriter. The Plan requires such accruals to be automatically discontinued during any period in which there are no outstanding Uncovered Distribution Charges under the Plan. Uncovered Distribution Charges are calculated daily and, briefly, are equivalent to all unpaid sales commissions and distribution fees to which the Principal Underwriter is entitled under the Plan less all contingent deferred sales charges theretofore paid to the Principal Underwriter. The Eaton Vance organization may be considered to have realized a profit under the Plan if at any point in time the aggregate amounts of all payments received by the Principal Underwriter from the Fund pursuant to the Plan, including any contingent deferred sales charges, have exceeded the total expenses theretofore incurred by such organization in distributing shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices.

Because of the NASD Rule limitation on the amount of sales commissions and distribution fees paid during any fiscal year, a high level of sales of Fund shares during the initial years of the Fund's operations would cause a large portion of the sales commission attributable to a sale of Fund shares to be accrued and paid by the Fund to the Principal Underwriter in fiscal years subsequent to the year in which such shares were sold. This spreading of sales commissions payments under the Plan over an extended period would result in the incurrence and payment of increased distribution fees under the Plan. For the period from the start of business, September 13, 1994, to August 31, 1995, the Fund paid sales commissions under the Plan equivalent to .75% (annualized) of the Fund's average daily net assets for such period. As at August 31, 1995, the Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $79,307 (equivalent to 3.5% of the Fund's net assets on such day).

THE PLAN ALSO AUTHORIZES THE FUND TO MAKE PAYMENTS OF SERVICE FEES TO THE PRINCIPAL UNDERWRITER, AUTHORIZED FIRMS AND OTHER PERSONS IN AMOUNTS NOT EXCEEDING .25% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR EACH FISCAL YEAR. The Trustees of the Trust have initially implemented the Plan by authorizing the Fund to make quarterly payments of service fees to the Principal Underwriter and Authorized Firms in amounts not expected to exceed .25% of the Fund's average daily net assets for any fiscal year based on the value of Fund shares sold by such persons and remaining outstanding for at least twelve months. As permitted by the NASD Rule, such payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to the Principal Underwriter, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of the Principal Underwriter. The Fund expects to begin making service fee payments during the quarter ending March 31, 1996.

The Principal Underwriter may, from time to time, at its own expense, provide additional incentives to Authorized Firms which employ registered representatives who sell the Fund's shares and/or shares of other funds distributed by the Principal Underwriter. In some instances, such additional incentives may be offered only to certain Authorized Firms whose representatives sell or are expected to sell significant amounts of shares. In addition, the Principal Underwriter may from time to time increase or decrease the sales commissions payable to Authorized Firms.


The Fund may, in its absolute discretion, suspend, discontinue or limit the offering of its shares at any time. In determining whether any such action should be taken, the Fund's management intends to consider all relevant factors, including without limitation the size of the Fund, the investment climate and market conditions, the volume of sales and redemptions of Fund shares, and the amount of Uncovered Distribution Charges of the Principal Underwriter. The Plan may continue in effect and payments may be made under the Plan following any such suspension, discontinuance or limitation of the offering of Fund shares; however, the Fund is not contractually obligated to continue the Plan for any particular period of time. Suspension of the offering of Fund shares would not, of course, affect a shareholder's ability to redeem shares.

VALUING FUND SHARES
--------------------------------------------------------------------------------

THE FUND VALUES ITS SHARES ONCE ON EACH DAY THE NEW YORK STOCK EXCHANGE (THE "EXCHANGE") IS OPEN FOR TRADING, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time).The Fund's net asset value per share is determined by its custodian, Investors Bank & Trust Company ("IBT"), (as agent for the Fund) in the manner authorized by the Trustees of the Trust. Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities, by the number of shares outstanding. Because the Fund invests its assets in an interest in the Portfolio, the Fund's net asset value will reflect the value of its interest in the Portfolio (which, in turn, reflects the underlying value of the Portfolio's assets and liabilities).

Authorized Firms must communicate an investor's order to the Principal Underwriter prior to the close of the Principal Underwriter's business day to receive that day's net asset value per Fund share. It is the Authorized Firms' responsibility to transmit orders promptly to the Principal Underwriter, which is a wholly-owned subsidiary of Eaton Vance.


The Portfolio's net asset value is also determined as of the close of regular trading on the Exchange by IBT (as custodian and agent for the Portfolio) in the manner authorized by the Trustees of the Portfolio. Net asset value is computed by subtracting the liabilities of the Portfolio from the value of its total assets. For further information regarding the valuation of the Portfolio's assets, see "Determination of Net Asset Value" in the Statement of Additional Information.

--------------------------------------------------------------------------------
  SHAREHOLDERS MAY DETERMINE THE VALUE OF THEIR INVESTMENT BY MULTIPLYING THE NUMBER OF FUND SHARES OWNED BY THE CURRENT NET ASSET VALUE PER SHARE.
--------------------------------------------------------------------------------


HOW TO BUY FUND SHARES
--------------------------------------------------------------------------------


SHARES OF THE FUND MAY BE PURCHASED FOR CASH OR MAY BE ACQUIRED IN EXCHANGE FOR SECURITIES. Investors may purchase shares of the Fund through Authorized Firms at the net asset value per share of the Fund next determined after an order is effective. The Fund may suspend the offering of shares at any time and may refuse an order for the purchase of shares. An Authorized Firm may charge its customers a fee in connection with transactions executed by that Firm.

An initial investment in the Fund must be at least $1,000. Once an account has been established the investor may send investments of $50 or more at any time directly to the Fund's transfer agent (the "Transfer Agent") as follows: First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104. The $1,000 minimum initial investment is waived for Bank Automated Investing accounts, which may be established with an investment of $50 or more. See "Eaton Vance Shareholder Services".


In connection with employee benefit or other continuous group purchase plans under which the average initial purchase by a participant of the plan is $1,000 or more, the Fund may accept initial investments of less than $1,000 on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by the Fund as described under "How to Redeem Fund Shares."


ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES.IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as Administrator, in exchange for Fund shares at their net asset value as determined above. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold on the day of their receipt or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable net asset value per Fund share on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities but does not guarantee the best available price. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities.

Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an Authorized Firm, together with a completed and signed Letter of Transmittal in approved form (available from Authorized Firms), as follows:


    IN THE CASE OF BOOK ENTRY:

    Deliver through Depository Trust Co.
    Broker #2212
    Investors Bank & Trust Company
    For A/C EV Marathon Growth Fund

    IN THE CASE OF PHYSICAL DELIVERY:

    Investors Bank & Trust Company
    Attention: EV Marathon Growth Fund
    Physical Securities Processing Settlement Area
    89 South Street
    Boston, MA 02111


Investors who are contemplating an exchange of securities for shares of the Fund, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities to IBT. Eaton Vance reserves the right to reject any securities. Exchanging securities for Fund shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, state and local tax consequences of exchanging securities for Fund shares.


--------------------------------------------------------------------------------
  IF YOU DON'T HAVE AN AUTHORIZED FIRM, EATON VANCE CAN RECOMMEND ONE.
--------------------------------------------------------------------------------

HOW TO REDEEM FUND SHARES
--------------------------------------------------------------------------------


A SHAREHOLDER MAY REDEEM FUND SHARES BY DELIVERING TO FIRST DATA INVESTOR SERVICES GROUP, INC., BOS725, P.O. BOX 1559, BOSTON, MA 02104, during its business hours a written request for redemption in good order, plus any share certificates with executed stock powers. The redemption price will be based on the net asset value per Fund share next computed after such delivery. Good order means that all relevant documents must be endorsed by the record owner (s) exactly as the shares are registered and the signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by a regulation of the Securities and Exchange Commission (the "Commission") and acceptable to First Data Investor Services Group. In addition, in some cases, good order may require the furnishing of additional documents such as where shares are registered in the name of a corporation, partnership or fiduciary.

Within seven days after receipt of a redemption request in good order by First Data Investor Services Group, the Fund will make payment in cash for the net asset value of the shares as of the date determined above, reduced by the amount of any applicable contingent deferred sales charges (described below) and any federal income tax required to be withheld. Although the Fund normally expects to make payment in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn by the Fund from the Portfolio. The securities so distributed would be valued pursuant to the Portfolio's valuation procedures. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.


To sell shares at their net asset value through an Authorized Firm (a repurchase), a shareholder can place a repurchase order with the Authorized Firm, which may charge a fee. The value of such shares is based upon the net asset value calculated after EVD, as the Fund's agent, receives the order. It is the Authorized Firm's responsibility to transmit promptly repurchase orders to EVD. Throughout this Prospectus, the word "redemption" is generally meant to include a repurchase.

If shares were recently purchased, the proceeds of redemption (or repurchase) will not be sent until the check (including a certified or cashier's check) received for the shares purchased has cleared. Payment for shares tendered for redemption may be delayed up to 15 days from the purchase date when the purchase check has not yet cleared. Redemptions or repurchases may result in a taxable gain or loss.

Due to the high cost of maintaining small accounts, the Fund reserves the right to redeem accounts with balances of less than $1,000. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. Thus, an investor making an initial investment of $1,000 would not be able to redeem shares without being subject to this policy. However, no such redemption would be required by the Fund if the cause of the low account balance was a reduction in the net asset value of Fund shares. No contingent deferred sales charge will be imposed with respect to such involuntary redemptions.

CONTINGENT DEFERRED SALES CHARGE.Shares redeemed within the first six years of their purchase (except shares acquired through the reinvestment of distributions) generally will be subject to a contingent deferred sales charge. This contingent deferred sales charge is imposed on any redemption the amount of which exceeds the aggregate value at the time of redemption of (a) all shares in the account purchased more than six years prior to the redemption, (b) all shares in the account acquired through reinvestment of distributions, and (c) the increase, if any, of value of all other shares in the account (namely those purchased within the six years preceding the redemption) over the purchase price of such shares. Redemptions are processed in a manner to maximize the amount of redemption proceeds which will not be subject to a contingent deferred sales charge. That is, each redemption will be assumed to have been made first from the exempt amounts referred to in clauses (a), (b) and (c) above, and second through liquidation of those shares in the account referred to in clause (c) on a first-in-first-out basis. Any contingent deferred sales charge which is required to be imposed on share redemptions will be made in accordance with the following schedule:


                                                           CONTINGENT
  YEAR OF REDEMPTION AFTER PURCHASE                        DEFERRED SALES CHARGE
  ------------------------------------------------------------------------------
  First or Second .............................................. 5%
  Third ........................................................ 4%
  Fourth ....................................................... 3%
  Fifth ........................................................ 2%
  Sixth ........................................................ 1%
  Seventh and following .........................................0%

In calculating the contingent deferred sales charge upon the redemption of Fund shares acquired in an exchange for shares of a fund currently listed under "The Eaton Vance Exchange Privilege", the contingent deferred sales charge schedule applicable to the shares at the time of purchase will apply and the purchase of shares acquired in the exchange is deemed to have occurred at the time of the original purchase of the exchanged shares.

No contingent deferred sales charge will be imposed on Fund shares which have been sold to Eaton Vance or its affiliates, or to their respective employees or clients. The contingent deferred sales charge will be waived for shares redeemed
(1) pursuant to a Withdrawal Plan (see "Eaton Vance Shareholder Services"), (2) as part of a required distribution from a tax-sheltered retirement plan, or (3) following the death of all beneficial owners of such shares, provided the redemption is requested within one year of death (a death certificate and other applicable documents may be required). The contingent deferred sales charge will be paid to the Principal Underwriter or the Fund. When paid to the Principal Underwriter it will reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. See "Distribution Plan".


--------------------------------------------------------------------------------
  THE FOLLOWING EXAMPLE ILLUSTRATES THE OPERATION OF THE CONTINGENT DEFERRED SALES CHARGE. ASSUME THAT AN INVESTOR PURCHASES $10,000 OF THE FUND'S SHARES AND THAT 16 MONTHS LATER THE VALUE OF THE ACCOUNT HAS GROWN THROUGH INVESTMENT PERFORMANCE AND REINVESTMENT OF DISTRIBUTIONS TO $12,000. THE INVESTOR THEN MAY REDEEM UP TO $2,000 OF SHARES WITHOUT INCURRING A CONTINGENT DEFERRED SALES CHARGE. IF THE INVESTOR SHOULD REDEEM $3,000 OF SHARES, A CHARGE WOULD BE IMPOSED ON $1,000 OF THE REDEMPTION. THE RATE WOULD BE 5% BECAUSE THE REDEMPTION WAS MADE IN THE SECOND YEAR AFTER THE PURCHASE WAS MADE AND THE CHARGE WOULD BE $50.
--------------------------------------------------------------------------------

REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------


THE FUND WILL ISSUE TO ITS SHAREHOLDERS SEMI-ANNUAL AND ANNUAL REPORTS CONTAINING FINANCIAL STATEMENTS. Financial statements included in annual reports are audited by the Fund's independent accountants. Shortly after the end of each calendar year, the Fund will furnish all shareholders with information necessary for preparing federal and state tax returns.


THE LIFETIME INVESTING ACCOUNT/DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------


AFTER AN INVESTOR MAKES AN INITIAL PURCHASE OF FUND SHARES, THE FUND'S TRANSFER AGENT, FIRST DATA INVESTOR SERVICES GROUP, WILL SET UP A LIFETIME INVESTING ACCOUNT FOR THE INVESTOR ON THE FUND'S RECORDS. This account is a complete record of all transactions between the investor and the Fund which at all times shows the balance of shares owned. The Fund will not issue share certificates except upon request.

Each time a transaction takes place in a shareholder's account, the shareholder will receive a statement showing complete details of the transaction and the current balance in the account. (Under certain plans, statements may be sent only quarterly). THE LIFETIME INVESTING ACCOUNT ALSO PERMITS A SHAREHOLDER TO MAKE ADDITIONAL INVESTMENTS IN SHARES BY SENDING A CHECK FOR $50 OR MORE to First Data Investor Services Group.

Any questions concerning a shareholder's account or services available may be directed by telephone to EATON VANCE SHAREHOLDER SERVICES at 800-225-6265, extension 2, or in writing to First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104 (please provide the name of the shareholder, the Fund and the account number).

THE FOLLOWING DISTRIBUTION OPTIONS WILL BE AVAILABLE TO ALL LIFETIME INVESTING ACCOUNTS and may be changed as often as desired by written notice to the Fund's dividend disbursing agent, First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104. The currently effective option will appear on each confirmation statement.


Share Option -- Dividends and capital gains will be reinvested in additional shares.

Income Option -- Dividends will be paid in cash, and capital gains will be reinvested in additional shares.

Cash Option -- Dividends and capital gains will be paid in cash.


The Share Option will be assigned if no other option is specified. Distributions, including those reinvested, will be reduced by any withholding required under federal income tax laws.


If the Income Option or Cash Option has been selected, dividend and/or capital gains distribution checks which are returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested in the account in shares at the then current net asset value. Furthermore, the distribution option on the account will be automatically changed to the Share Option until such time as the shareholder selects a different option.

DISTRIBUTION INVESTMENT OPTION. In addition to the distribution options set forth above, dividends and/or capital gains may be invested in additional shares of another Eaton Vance fund. Before selecting this option, a shareholder should obtain a prospectus of the other Eaton Vance fund and consider its objectives and policies carefully.

"STREET NAME" ACCOUNTS. If shares of the Fund are held in a "street name" account with an Authorized Firm, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Firm, and not by the Fund and its Transfer Agent. Since the Fund will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Firm to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account, or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Firm. Before establishing a "street name" account with an investment firm, or transferring the account to another investment firm, an investor wishing to reinvest distributions should determine whether the firm which will hold the shares allows reinvestment of distributions in "street name" accounts.


--------------------------------------------------------------------------------
  UNDER A LIFETIME INVESTING ACCOUNT A SHAREHOLDER CAN MAKE ADDITIONAL INVESTMENTS IN FUND SHARES BY SENDING A CHECK FOR $50 OR MORE.
--------------------------------------------------------------------------------


THE EATON VANCE EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------


Shares of the Fund currently may be exchanged for shares of one or more other funds in the Eaton Vance Marathon Group of Funds (except Eaton Vance Prime Rate Reserves) or Eaton Vance Money Market Fund, which are distributed subject to a contingent deferred sales charge, on the basis of the net asset value per share of each fund at the time of the exchange, provided that such offer is available only in states where shares of the fund being acquired may be legally sold.


Each exchange must involve shares which have a net asset value of at least $1,000. The exchange privilege may be changed or discontinued without penalty. Shareholders will be given sixty (60) days' notice prior to any termination or material amendment of the exchange privilege. The Fund does not permit the exchange privilege to be used for "Market Timing" and may terminate the exchange privilege for any shareholder account engaged in Market Timing activity. Any shareholder account for which more than two round-trip exchanges are made within any twelve month period will be deemed to be engaged in Market Timing. Furthermore, a group of unrelated accounts for which exchanges are entered contemporaneously by a financial intermediary will be considered to be engaged in Market Timing.


First Data Investor Services Group makes exchanges at the next determined net asset value after receiving an exchange request in good order (see "How to Redeem Fund Shares"). Consult First Data Investor Services Group for additional information concerning the exchange privilege. Applications and prospectuses of other funds are available from Authorized Firms or the Principal Underwriter. The prospectus for each fund describes its investment objectives and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange.


No contingent deferred sales charge is imposed on exchanges. For purposes of calculating the contingent deferred sales charge upon the redemption of shares acquired in an exchange, the contingent deferred sales charge schedule applicable to the shares at the time of purchase will apply and the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares. For the contingent deferred sales charge schedule applicable to the Eaton Vance Marathon Group of Funds (except EV Marathon Strategic Income Fund and Class I shares of any EV Marathon Limited Maturity Fund), see "How to Redeem Fund Shares." The contingent deferred sales charge schedule applicable to EV Marathon Strategic Income Fund and Class I shares of any EV Marathon Limited Maturity Fund is 3%, 2.5%, 2% or 1% in the event of a redemption occurring in the first, second, third or fourth year, respectively, after the original share purchase.

Shares of the other funds in the Eaton Vance Marathon Group of Funds and shares of Eaton Vance Money Market Fund may be exchanged for Fund shares on the basis of the net asset value per share of each fund at the time of the exchange, but subject to any restrictions or qualifications set forth in a current prospectus of any such fund.


Telephone exchanges are accepted by First Data Investor Services Group provided the investor has not disclaimed in writing the use of the privilege. To effect such exchanges, call First Data Investor Services Group at 800-262- 1122 or, within Massachusetts, 617-573-9403, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). Shares acquired by telephone exchange must be registered in the same name(s) and with the same address as the shares being exchanged. Neither the Fund, the Principal Underwriter nor First Data Investor Services Group will be responsible for the authenticity of exchange instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone exchange may be difficult to implement. An exchange may result in a taxable gain or loss.


EATON VANCE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

THE FUND OFFERS THE FOLLOWING SERVICES, WHICH ARE VOLUNTARY, INVOLVE NO EXTRA CHARGE, AND MAY BE CHANGED OR DISCONTINUED WITHOUT PENALTY AT ANY TIME. Full information on each of the services described below and an application, where required, are available from Authorized Firms or the Principal Underwriter. The cost of administering such services for the benefit of shareholders who participate in them is borne by the Fund as an expense to all shareholders.


INVEST-BY-MAIL -- FOR PERIODIC SHARE ACCUMULATION:Once the $1,000 minimum investment has been made, checks of $50 or more payable to the order of EV Marathon Growth Fund may be mailed directly to First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104 at any time -- whether or not distributions are reinvested. The name of the shareholder, the Fund and the account number should accompany each investment.


WITHDRAWAL PLAN:A shareholder may draw on shareholdings systematically with monthly or quarterly checks in an aggregate amount that does not exceed annually 12% of the account balance at the time the plan is established. Such amount will not be subject to a contingent deferred sales charge. See "How to Redeem Fund Shares". A minimum deposit of $5,000 in shares is required.

BANK AUTOMATED INVESTING -- FOR REGULAR SHARE ACCUMULATION:Cash investments of $50 or more may be made automatically each month or quarter from a shareholder's bank account. The $1,000 minimum initial investment and small account redemption policy are waived for these accounts.


REINVESTMENT PRIVILEGE: A SHAREHOLDER WHO HAS REPURCHASED OR REDEEMED SHARES MAY REINVEST, WITH CREDIT FOR ANY CONTINGENT DEFERRED SALES CHARGES PAID ON THE REDEEMED OR REPURCHASED SHARES, ANY PORTION OR ALL OF THE REPURCHASE OR REDEMPTION PROCEEDS (PLUS THAT AMOUNT NECESSARY TO ACQUIRE A FRACTIONAL SHARE TO ROUND OFF THE PURCHASE TO THE NEAREST FULL SHARE) IN SHARES OF THE FUND, provided that the reinvestment is effected within 60 days after such repurchase or redemption and the privilege has not been used more than once in the prior 12 months. Shares are sold to a reinvesting shareholder at the net asset value next determined following timely receipt of a written purchase order by the Principal Underwriter or by the Fund (or by the Fund's Transfer Agent). To the extent that any shares of the Fund are sold at a loss and the proceeds are reinvested in shares of the Fund (or other shares of the Fund are acquired within the period beginning 30 days before and ending 30 days after the date of the redemption) some or all of the loss generally will not be allowed as a tax deduction. Shareholders should consult their tax advisers concerning the tax consequences of reinvestments.


TAX-SHELTERED RETIREMENT PLANS:Shares of the Fund are available for purchase in connection with the following tax-sheltered retirement plans:

    -- Pension and Profit Sharing Plans for self-employed individuals, corporations and non-profit organizations;

    -- Individual Retirement Account Plans for individuals and their non-employed spouses; and

    -- 403(b) Retirement Plans for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code of 1986, as amended (the "Code").


Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the Principal Underwriter. This information should be read carefully and consultation with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Under all plans, dividends and distributions will be automatically reinvested in additional shares.


DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

The Fund's present policy is to distribute semi-annually substantially all of the net investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses, and to distribute at least annually any net realized capital gains. A portion of distributions from net investment income may be eligible for the dividends-received deduction for corporations. The Fund's distributions from its net investment income, net short-term capital gains, and certain net foreign exchange gains will be taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund. The Fund's distributions from its long-term capital gains are taxable to shareholders as such, whether received in cash or reinvested in additional shares of the Fund and regardless of the length of time shares have been owned by shareholders. If shares are purchased shortly before the record date of a distribution, the shareholder will pay the full price for the shares and then receive some portion of the price back as a taxable distribution. Certain distributions, if declared in October, November or December and paid the following January, will be taxed to shareholders as if received on December 31 of the year in which they are declared.


Shareholders will receive annually tax information notices and Forms 1099 to assist in the preparation of their federal and state tax returns for the prior calendar year's distributions, proceeds from the redemption or exchange of Fund shares, and federal income tax withheld (if any) by the Fund's Transfer Agent.

The Fund intends to qualify as a regulated investment company under the Code, and to satisfy all requirements necessary to be relieved of federal taxes on income and gains it distributed to shareholders. In satisfying these requirements, the Fund will treat itself as owning its proportionate share of each of the Portfolio's assets and as entitled to the income of the Portfolio properly attributable to such share.

--------------------------------------------------------------------------------
  AS A REGULATED INVESTMENT COMPANY UNDER THE CODE THE FUND DOES NOT PAY FEDERAL INCOME OR EXCISE TAXES TO THE EXTENT THAT IT DISTRIBUTES TO SHAREHOLDERS ITS NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS IN ACCORDANCE WITH THE TIMING REQUIREMENTS IMPOSED BY THE CODE. AS A PARTNERSHIP UNDER THE CODE, THE PORTFOLIO DOES NOT PAY FEDERAL INCOME OR EXCISE TAXES.
--------------------------------------------------------------------------------


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


FROM TIME TO TIME, THE FUND MAY ADVERTISE ITS AVERAGE ANNUAL TOTAL RETURN. The Fund's average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price (net asset value) for specified periods ending with the most recent calendar quarter, assuming reinvestment of all distributions. The average annual total return calculation assumes a complete redemption of the investment and the deduction of any applicable contingent deferred sales charge at the end of the period. The Fund may also publish annual and cumulative total return figures from time to time. The Fund may also quote total return for the period prior to commencement of operations which would reflect the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund sales charge.


The Fund may also publish total return figures which do not take into account any contingent deferred sales charge which may be imposed upon redemptions at the end of the specified period. Any performance figure which does not take into account the contingent deferred sales charge would be reduced to the extent such charge is imposed upon a redemption.


Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any prior period should not be considered a representation of what an investment may earn or what the Fund's total return may be in any future period. If the expenses related to the operation of the Fund or the Portfolio are allocated to Eaton Vance, the Fund's performance will be higher.

[LOGO]

EV MARATHON

GROWTH

FUND

PROSPECTUS


JANUARY 1, 1996






EV MARATHON
GROWTH FUND
24 FEDERAL STREET
BOSTON, MA 02110

-------------------------------------------------------------------------------

INVESTMENT ADVISER OF GROWTH PORTFOLIO
Boston Management and Research, 24 Federal Street, Boston, MA 02110

ADMINISTRATOR OF EV MARATHON GROWTH FUND
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265


CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111

TRANSFER AGENT
First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104
(800) 262-1122


INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P., One Post Office Square, Boston, MA 02109


                                                                         M-GFP

                                    PART A
                     INFORMATION REQUIRED IN A PROSPECTUS


                                EV TRADITIONAL
                                 GROWTH FUND
------------------------------------------------------------------------------

EV TRADITIONAL GROWTH FUND (THE "FUND") IS A MUTUAL FUND SEEKING CAPITAL GROWTH. THE FUND INVESTS ITS ASSETS IN GROWTH PORTFOLIO (THE "PORTFOLIO"), A DIVERSIFIED OPEN-END INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND, RATHER THAN BY DIRECTLY INVESTING IN AND MANAGING ITS OWN PORTFOLIO OF SECURITIES AS WITH HISTORICALLY STRUCTURED MUTUAL FUNDS. THE FUND IS A SERIES OF EATON VANCE GROWTH TRUST (THE "TRUST").

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Shares of the Fund involve investment risks, including fluctuations in value and the possible loss of some or all of the principal investment.


This Prospectus is designed to provide you with information you should know before investing. Please retain this document for future reference. A Statement of Additional Information dated January 1, 1996 for the Fund, as supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement of Additional Information is available without charge from the Fund's principal underwriter, Eaton Vance Distributors, Inc. (the "Principal Underwriter"), 24 Federal Street, Boston, MA 02110 (telephone (800) 225-6265). The Portfolio's investment adviser is Boston Management and Research (the "Investment Adviser"), a wholly-owned subsidiary of Eaton Vance Management, and Eaton Vance Management is the administrator (the "Administrator") of the Fund. The offices of the Investment Adviser and the Administrator are located at 24 Federal Street, Boston, MA 02110.


------------------------------------------------------------------------------
   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------

                                   PAGE                                    PAGE
Shareholder and Fund Expenses ...... 2   How to Redeem Fund Shares........... 10
The Fund's Financial Highlights .... 3   Reports to Shareholders ............ 11
The Fund's Investment Objective .... 4   The Lifetime Investing Account/
Investment Policies and Risks ...... 4     Distribution Options ............. 11
Organization of the Fund and the         The Eaton Vance Exchange Privilege . 12
  Portfolio ........................ 5   Eaton Vance Shareholder Services ... 13
Management of the Fund and the           Distributions and Taxes ............ 14
  Portfolio ........................ 7   Performance Information ............ 15
Service Plan  ...................... 7   Statement of Intention and
Valuing Fund Shares................. 9     Escrow Agreement ................. 15
How to Buy Fund Shares ............. 9
                       PROSPECTUS DATED JANUARY 1, 1996

SHAREHOLDER AND FUND EXPENSES
--------------------------------------------------------------------------------
  SHAREHOLDER TRANSACTION EXPENSES
  ------------------------------------------------------------------------------

  Maximum Sales Charge Imposed on Purchases (as
    a percentage of offering price)                                       4.75%
  Sales Charges Imposed on Reinvested
    Distributions                                                          None
  Fees to Exchange Shares                                                  None

  Contingent Deferred Sales Charges (on
    purchases of $1 million or more) Imposed on
    Redemptions During the First Twelve Months
    (as a percentage of redemption proceeds
    exclusive of all reinvestments and capital
    appreciation in the account)                                          0.50%

  ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES   (as a
    percentage of average daily net assets)
  ------------------------------------------------------------------------------
  Investment Adviser Fee                                                  0.625%
  Rule 12b-1 Service Fees (Service Plan)                                  0.069%
  Other Expenses                                                          0.286%
                                                                          -----
      Total Operating Expenses                                            0.980%
                                                                          =====

  EXAMPLE                           1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                    ------     -------     -------     --------

  An investor would pay the
    following expenses (including
    initial maximum sales charge)
    on a $1,000 investment,
    assuming (a) 5% annual return
    and (b) redemption at the end
    of each period:                   $57         $77         $99         $162

NOTES:

The table and Example summarize the aggregate expenses of the Fund and the Portfolio and are designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund. Information for the Fund is based on its expenses for the most recent fiscal year.

The Fund invests exclusively in the Portfolio. The Trustees believe the aggregate per share expenses of the Fund and the Portfolio should approximate, and over time may be less than, the per share expenses the Fund would incur if the Trust were instead to retain the services of an investment adviser for the Fund and the Fund's assets were invested directly in the type of securities being held by the Portfolio.

The Example should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown. Federal regulations require the Example to assume a 5% annual return, but actual return may vary. For further information regarding the expenses of both the Fund and the Portfolio see "The Fund's Financial Highlights", "Organization of the Fund and the Portfolio", "Management of the Fund and the Portfolio" and "How to Redeem Fund Shares".

If shares have been purchased at net asset value with no initial sales charge by virtue of the purchase having been in the amount of $1 million or more and are redeemed within 12 months of purchase, a contingent deferred sales charge of 0.50% will be imposed on such redemption. See "How to Buy Fund Shares", "How to Redeem Fund Shares" and "Eaton Vance Shareholder Services".

Other investment companies with different distribution arrangements and fees are investing in the Portfolio and additional such companies may do so in the future. See "Organization of the Fund and the Portfolio".

THE FUND'S FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The following information should be read in conjunction with the audited financial statements included in the Fund's annual report to shareholders which is incorporated by reference into the Statement of Additional Information in reliance upon the report of Coopers & Lybrand L.L.P., independent accountants, as experts in accounting and auditing. The financial highlights for each of the seven years in the period ended August 31, 1992 were audited by other auditors whose report dated September 30, 1992, expressed an unqualified opinion on such financial highlights. Further information regarding the performance of the Fund is contained in its annual report to shareholders which may be obtained without charge by contacting the Fund's Principal Underwriter, Eaton Vance Distributors, Inc.
--------------------------------------------------------------------------------

                                                                  YEAR ENDED AUGUST 31,
                       ------------------------------------------------------------------------------------------------------------
                         1995        1994     1993\1/    1992*       1991*      1990*      1989*      1988*      1987*       1986*
                        -------     -------   -------   -------     -------    -------    -------    -------     -------    -------
NET ASSET VALUE,
  beginning of year     $ 7.960     $ 8.070   $ 8.520   $ 8.450     $ 7.750    $ 8.560    $ 6.730    $ 9.670     $ 8.130    $ 6.330
                        -------     -------   -------   -------     -------    -------    -------    -------     -------    -------

INCOME FROM INVESTMENT OPERATIONS:
 Net investment
  income                $ 0.024     $ 0.052   $ 0.030   $ 0.046     $ 0.101    $ 0.109    $ 0.150    $ 0.114     $ 0.115    $ 0.128
 Net realized and
  unrealized gain
  (loss) on
  investments             1.086      (0.092)    0.660     0.544       1.499     (0.319)     1.980     (1.764)      2.335      1.742
                        -------     -------   -------   -------     -------    -------    -------    -------     -------    -------
  Total income
   (loss) from
   investment
   operations           $ 1.110     $(0.040)  $ 0.690   $ 0.590     $ 1.600    $(0.210)   $ 2.130    $(1.650)    $ 2.450    $ 1.870
                        -------     -------   -------   -------     -------    -------    -------    -------     -------    -------

LESS DISTRIBUTIONS:
 From net investment
  income                $(0.032)   $ (0.060)  $  --    $ (0.040)   $ (0.080)  $ (0.110)  $ (0.080)  $ (0.060)   $ (0.110)  $ (0.070)
 In excess of net
  investment income      (0.018)       --        --        --          --         --         --         --          --         --

 From net realized
  gains on
  investments            (0.083)     (0.010)   (1.140)   (0.480)     (0.820)    (0.490)    (0.220)    (1.230)     (0.800)      --
 In excess of net
  realized gains on
  investments            (0.607)       --        --        --          --         --         --         --          --         --
                        -------     -------   -------   -------     -------    -------    -------    -------     -------    -------
   Total
    distributions       $(0.740)    $(0.070)  $(1.140)  $(0.520)    $(0.900)   $(0.600)   $(0.300)   $(1.290)    $(0.910)   $(0.070)
                        -------     -------   -------   -------     -------    -------    -------    -------     -------    -------

NET ASSET VALUE, end
 of year                $ 8.330     $ 7.960   $ 8.070   $ 8.520     $ 8.450    $ 7.750    $ 8.560    $ 6.730     $ 9.670    $ 8.130
                        =======     =======   =======   =======     =======    =======    =======    =======     =======    =======

TOTAL RETURN\2/          15.95%     (0.75)%     7.63%     7.22%      23.24%    (2.65)%     32.90%    (18.96)%     34.03%     29.63%

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of
  year (000's omitted) $130,966    $130,269  $143,264  $143,695    $143,090    $80,582    $92,448    $84,667    $112,843    $90,853
 Ratio of expenses
  to average net
  assets\1/               0.98%       0.95%     0.89%     0.87%       0.92%      0.96%      0.98%      1.00%       0.92%      0.91%
 Ratio of net
  investment income
  to average net
  assets                  0.42%       0.61%     0.56%     0.53%       1.35%      1.38%      2.04%      1.66%       1.42%      1.77%

PORTFOLIO
TURNOVER\3/                --           89%       84%       68%         73%        66%        54%        55%         57%        68%

----------
  * Audited by previous auditors.
\1/ Includes the Fund's share of Growth Portfolio's allocated expenses, for the year ended August 31, 1995 and for the period from August 2, 1994 to August 31, 1994.
\2/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the record date. Total return is computed on a non-annualized basis.
\3/ Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are incorporated by reference into the Statement of
    Additional Information.

THE FUND'S INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

EV TRADITIONAL GROWTH FUND'S INVESTMENT OBJECTIVE IS TO ACHIEVE CAPITAL GROWTH. The Fund currently seeks to meet its investment objective by investing its assets in the Growth Portfolio, a separate registered investment company. The Portfolio has the same investment objective as the Fund and invests in a carefully selected and continuously managed portfolio consisting primarily of equity securities. The Fund's and the Portfolio's investment objective is nonfundamental and may be changed when authorized by a vote of the Trustees of the Trust or the Portfolio, respectively, without obtaining the approval of the Fund's shareholders or the investors in the Portfolio, as the case may be. The Trustees of the Trust have no present intention to change the Fund's objective and intend to submit any proposed material change in the investment objective to shareholders in advance for their approval.

INVESTMENT POLICIES AND RISKS
--------------------------------------------------------------------------------

THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING IN THE PORTFOLIO. The policy of the Portfolio is to invest in a carefully selected and continuously managed portfolio consisting primarily of domestic and foreign equity securities. It may invest in all kinds of companies. The Portfolio will invest primarily in common stocks or securities convertible into common stocks (including convertible debt), which the Investment Adviser believes meet the criteria for capital appreciation. The criteria for investments in convertible debt are the same as those used for the common stock of the issuer. The Portfolio does not currently intend to invest more than 5% of its net assets in convertible debt. It may also invest in other securities and obligations of all kinds. These include preferred stocks, rights, warrants, bonds, repurchase agreements and other evidences of indebtedness; however, the Portfolio does not currently intend to invest more than 5% of its net assets in each of such investments and currently intends to limit its investment in non-convertible debt to non-convertible debt rated investment grade (i.e., rated Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's Ratings Group) or, if unrated, determined to be of comparable quality by the Portfolio's Investment Adviser. The Portfolio may also invest in money market instruments.


While income is a subordinate consideration to capital growth, the Portfolio will earn dividend or interest income to the extent that it receives dividends or interest from its investments.


The Portfolio may invest in securities issued by foreign companies (including American Depository Receipts and Global Depository Receipts). Such investments may be subject to various risks such as fluctuations in currency and exchange rates, foreign taxes, social, political and economic conditions in the countries in which such companies operate, and changes in governmental, economic or monetary policies both here and abroad. There may be less publicly available information about a foreign company than about a comparable domestic company. Since the securities markets in many foreign countries are not as developed as those in the United States, the securities of many foreign companies are less liquid and their prices are more volatile than securities of comparable domestic companies. In order to hedge against possible variations in foreign exchange rates pending the settlement of foreign securities transactions, the Portfolio may buy or sell foreign currencies or may enter into forward foreign currency exchange contracts to purchase or sell a specified currency at a specified price and future date.

The Portfolio may purchase and sell exchange-traded futures contracts on stock indices and options thereon to hedge against fluctuations in securities prices or as a substitute for the purchase or sale of securities. Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed the Portfolio's initial investment in these contracts. Futures contracts involve transaction costs. To the extent that the Portfolio enters into futures contracts and options thereon traded on an exchange regulated by the Commodity Futures Trading Commission, in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the liquidation value of the Portfolio's investments, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into. There can be no assurance that the Investment Adviser's use of stock index futures and options thereon will be advantageous to the Portfolio.

The Portfolio may temporarily borrow up to 5% of the value of its total assets to satisfy redemption requests or settle securities transactions. Certain securities held by the Portfolio may permit the issuer at its option to "call", or redeem, its securities. If an issuer redeems securities held by the Portfolio during a time of declining interest rates, the Portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

An investment in the Fund entails the risk that the principal value of Fund shares may not increase or may decline. The Portfolio's investments in equity securities are subject to the risk of adverse developments affecting particular companies or industries and the stock market generally.

The Fund and the Portfolio have adopted certain fundamental investment restrictions which are enumerated in detail in the Statement of Additional Information and which may not be changed unless authorized by a Fund shareholder vote and a Portfolio investor vote, respectively. Except for such enumerated restrictions and as otherwise indicated in this Prospectus, the investment objective and policies of the Fund and the Portfolio are not fundamental policies and accordingly may be changed by the Trustees of the Trust and the Portfolio without obtaining the approval of the Fund's shareholders or the investors in the Portfolio, as the case may be. If any changes were made in the Fund's investment objective, the Fund might have an investment objective different from the objective which an investor considered appropriate at the time the investor became a shareholder of the Fund.
--------------------------------------------------------------------------------
  THE FUND IS NOT INTENDED TO BE A COMPLETE INVESTMENT PROGRAM, AND PROSPECTIVE INVESTORS SHOULD TAKE INTO ACCOUNT THEIR OBJECTIVES AND OTHER INVESTMENTS WHEN CONSIDERING THE PURCHASE OF FUND SHARES. THE FUND CANNOT ASSURE ACHIEVEMENT OF ITS CAPITAL GROWTH OBJECTIVE.
--------------------------------------------------------------------------------


ORGANIZATION OF THE FUND AND THE PORTFOLIO
--------------------------------------------------------------------------------

THE FUND IS A DIVERSIFIED SERIES OF EATON VANCE GROWTH TRUST, A BUSINESS TRUST ESTABLISHED UNDER MASSACHUSETTS LAW PURSUANT TO A DECLARATION OF TRUST DATED MAY 25, 1989, AS AMENDED, AND ORGANIZED AS THE SUCCESSOR TO A MASSACHUSETTS CORPORATION WHICH COMMENCED ITS INVESTMENT COMPANY OPERATIONS IN 1954. THE TRUST IS A MUTUAL FUND -- AN OPEN-END, MANAGEMENT INVESTMENT COMPANY. The Trustees of the Trust are responsible for the overall management and supervision of its affairs. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series and because the Trust can offer separate series (such as the Fund) it is known as a "series company." Each share represents an equal proportionate beneficial interest in the Fund. When issued and outstanding, the shares are fully paid and nonassessable by the Trust and redeemable as described under "How to Redeem Fund Shares." Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

THE PORTFOLIO IS ORGANIZED AS A TRUST UNDER THE LAWS OF THE STATE OF NEW YORK AND INTENDS TO BE TREATED AS A PARTNERSHIP FOR FEDERAL TAX PURPOSES. The Portfolio, as well as the Trust, intends to comply with all applicable federal and state securities laws. The Portfolio's Declaration of Trust provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolio.

SPECIAL INFORMATION ON THE FUND/PORTFOLIO INVESTMENT STRUCTURE. An investor in the Fund should be aware that the Fund, unlike mutual funds which directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing its assets in an interest in the Portfolio, which is a separate investment company with an identical investment objective (although the Fund may temporarily hold a de minimus amount of cash). Therefore, the Fund's interest in the securities owned by the Portfolio is indirect. In addition to selling an interest to the Fund, the Portfolio may sell interests to other affiliated and non-affiliated mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the various funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures, including funds that have multiple classes of shares. For information regarding the investment objective, policies and restrictions of the Portfolio, see "The Fund's Investment Objective" and "Investment Policies and Risks". Further information regarding investment practices may also be found in the Statement of Additional Information.


The Trustees of the Trust have considered the advantages and disadvantages of investing the assets of the Fund in the Portfolio, as well as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure offers opportunities for substantial growth in the assets of the Portfolio, and affords the potential for economies of scale for the Fund, at least when the assets of the Portfolio exceed $300 million. The public shareholders of the Fund have previously approved the policy of investing the Fund's assets in an interest in the Portfolio.


The Fund may withdraw (completely redeem) all its assets from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so. The investment objective and the nonfundamental investment policies of the Fund and the Portfolio may be changed by the Trustees of the Trust and the Portfolio without obtaining the approval of the shareholders of the Fund or the investors in the Portfolio, as the case may be. Any such change of the investment objective of the Fund or the Portfolio will be preceded by thirty days' advance written notice to the shareholders of the Fund or the investors in the Portfolio, as the case may be. In the event the Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Trust determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, such Trustees would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all its assets from the Portfolio.

Information regarding other pooled investment entities or funds which invest in the Portfolio may be obtained by contacting Eaton Vance Distributors, Inc. (the "Principal Underwriter" or "EVD"), 24 Federal Street, Boston, MA 02110, (617) 482-8260. Smaller investors in the Portfolio may be adversely affected by the actions of a larger investor investing in the Portfolio. For example, if a large investor withdraws from the Portfolio, the remaining investors may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk, and experience decreasing economies of scale. However, this possibility exists as well for historically structured funds which have large or institutional investors.

Until 1992, the Administrator sponsored and advised historically structured funds. Funds which invest all their assets in interests in a separate investment company are a relatively new development in the mutual fund industry and, therefore, the Fund may be subject to additional regulations than historically structured funds.

The Declaration of Trust of the Portfolio provides that the Portfolio will terminate 120 days after the complete withdrawal of the Fund or any other investor in the Portfolio, unless either the remaining investors, by unanimous vote at a meeting of such investors, or a majority of the Trustees of the Portfolio, by written instrument consented to by all investors, agree to continue the business of the Portfolio. This provision is consistent with treatment of the Portfolio as a partnership for federal income tax purposes. See "Distributions and Taxes" for further information. Whenever the Fund as an investor in the Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

The Trustees of the Trust, including a majority of the noninterested Trustees, have approved written procedures designed to identify and address any potential conflicts of interest arising from the fact that the Trustees of the Trust and the Trustees of the Portfolio are the same. Such procedures require each Board to take actions to resolve any conflict of interest between the Fund and the Portfolio, and it is possible that the creation of separate Boards may be considered. For further information concerning the Trustees and officers of each of the Trust and the Portfolio, see the Statement of Additional Information.


MANAGEMENT OF THE FUND AND THE PORTFOLIO
--------------------------------------------------------------------------------
THE PORTFOLIO ENGAGES BOSTON MANAGEMENT AND RESEARCH ("BMR"), A WHOLLY-OWNED SUBSIDIARY OF EATON VANCE MANAGEMENT ("EATON VANCE"), AS ITS INVESTMENT ADVISER. EATON VANCE, ITS AFFILIATES AND ITS PREDECESSOR COMPANIES HAVE BEEN MANAGING ASSETS OF INDIVIDUALS AND INSTITUTIONS SINCE 1924 AND MANAGING INVESTMENT COMPANIES SINCE 1931.


Acting under the general supervision of the Board of Trustees of the Portfolio, BMR manages the Portfolio's investments and affairs and furnishes for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio. Under its investment advisory agreement with the Portfolio, BMR receives a monthly advisory fee of 5/96 of 1% (equivalent to 0.625% annually) of average daily net assets of the Portfolio up to and including $300 million and 1/24 of 1% (equivalent to 0.50% annually) of average daily net assets over $300 million. For the fiscal year ended August 31, 1995, the Portfolio paid BMR advisory fees equivalent to 0.625% of the Portfolio's average daily net assets for such year.

BMR places the portfolio transactions of the Portfolio with many broker-dealer firms and uses its best efforts to obtain execution of such transactions at prices which are advantageous to the Portfolio and at reasonably competitive commission rates. Subject to the foregoing, BMR may consider sales of shares of the Fund or of other investment companies sponsored by BMR or Eaton Vance as a factor in the selection of broker-dealer firms to execute portfolio transactions.

Peter F. Kiely has acted as the portfolio manager since the Portfolio commenced operations. Mr. Kiely has been a Vice President of Eaton Vance since 1980 and of BMR since 1992.

BMR OR EATON VANCE ACTS AS INVESTMENT ADVISER TO INVESTMENT COMPANIES AND VARIOUS INDIVIDUAL AND INSTITUTIONAL CLIENTS WITH ASSETS UNDER MANAGEMENT OF APPROXIMATELY $16 BILLION. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly held holding company. Eaton Vance Corp., through its subsidiaries and affiliates, engages in investment management and marketing activities, fiduciary and banking services, oil and gas operations, real estate investment, consulting and management, and development of precious metals properties.

The Trust has retained the services of Eaton Vance to act as Administrator of the Fund. The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of the Fund by investing the Fund's assets in the Portfolio. As Administrator, Eaton Vance provides the Fund with general office facilities and supervises the overall administration of the Fund. For these services Eaton Vance currently receives no compensation. The Trustees of the Trust may determine, in the future, to compensate Eaton Vance for such services.

The Portfolio and the Fund, as the case may be, will each be responsible for all respective costs and expenses not expressly stated to be payable by BMR under the investment advisory agreement, by Eaton Vance under the administrative services agreement, or by EVD under the distribution agreement.


SERVICE PLAN
------------------------------------------------------------------------------

In addition to advisory fees and other expenses, the Fund pays service fees pursuant to a Service Plan (the "Plan") designed to meet the service fee requirements of the revised sales charge rule of the National Association of Securities Dealers, Inc. THE PLAN PROVIDES THAT THE FUND MAY MAKE SERVICE FEE PAYMENTS FOR PERSONAL SERVICES AND/OR THE MAINTENANCE OF SHAREHOLDER ACCOUNTS TO THE PRINCIPAL UNDERWRITER, FINANCIAL SERVICE FIRMS ("AUTHORIZED FIRMS") AND OTHER PERSONS IN AMOUNTS NOT EXCEEDING .25% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR ANY FISCAL YEAR. The Trustees of the Trust have implemented the Plan by authorizing the Fund to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed .25% of that portion of the Fund's average daily net assets for any fiscal year which is attributable to shares of the Fund sold on or after July 1, 1989 and remaining outstanding for at least twelve months. During the fiscal year ended August 31, 1995, the Fund made payments under the Plan to the Principal Underwriter and Authorized Firms equivalent to 0.069% of the Fund's average daily net assets for such year.


VALUING FUND SHARES
------------------------------------------------------------------------------

THE FUND VALUES ITS SHARES ONCE ON EACH DAY THE NEW YORK STOCK EXCHANGE (THE "EXCHANGE") IS OPEN FOR TRADING, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Fund's net asset value per share is determined by its custodian, Investors Bank & Trust Company ("IBT"), (as agent for the Fund) in the manner authorized by the Trustees of the Trust. Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities, by the number of shares outstanding. Because the Fund invests its assets in an interest in the Portfolio, the Fund's net asset value will reflect the value of its interest in the Portfolio (which, in turn, reflects an interest in the underlying value of the Portfolio's assets and liabilities).


Authorized Firms must communicate an investor's order to the Principal Underwriter prior to the close of the Principal Underwriter's business day to receive that day's net asset value per Fund share and the public offering price based thereon. It is the Authorized Firms' responsibility to transmit orders promptly to the Principal Underwriter, which is a wholly-owned subsidiary of Eaton Vance.


The Portfolio's net asset value is also determined as of the close of regular trading on the Exchange by IBT (as custodian and agent for the Portfolio) in the manner authorized by the Trustees of the Portfolio. Net asset value is computed by subtracting the liabilities of the Portfolio from the value of its total assets. For further information regarding the valuation of the Portfolio's assets, see "Determination of Net Asset Value" in the Statement of Additional Information.

--------------------------------------------------------------------------------
  SHAREHOLDERS MAY DETERMINE THE VALUE OF THEIR INVESTMENT BY MULTIPLYING THE NUMBER OF FUND SHARES OWNED BY THE CURRENT NET ASSET VALUE PER SHARE.
--------------------------------------------------------------------------------


HOW TO BUY FUND SHARES
------------------------------------------------------------------------------

SHARES OF THE FUND MAY BE PURCHASED FOR CASH OR MAY BE ACQUIRED IN EXCHANGE FOR SECURITIES. Investors may purchase shares of the Fund through Authorized Firms at the effective public offering price, which price is based on the effective net asset value per share plus the applicable sales charge. The Fund receives the net asset value, while the sales charge is divided between the Authorized Firm and the Principal Underwriter. The Principal Underwriter will furnish the names of Authorized Firms to an investor upon request. The Fund may suspend the offering of shares at any time and may refuse an order for the purchase of shares. An Authorized Firm may charge its customers a fee in connection with transactions executed by that Firm.


The sales charge may vary depending on the size of the purchase and the number of shares of Eaton Vance funds the investor may already own, any arrangement to purchase additional shares during a 13-month period or special purchase programs. Complete details of how investors may purchase shares at reduced sales charges under a Statement of Intention, Right of Accumulation, or various employee benefit plans are available from Authorized Firms or from the Principal Underwriter.


The current sales charges are:

                                                               SALES CHARGE          SALES CHARGE          DEALER COMMISSION
                                                               AS PERCENTAGE OF      AS PERCENTAGE OF      AS PERCENTAGE OF
  AMOUNT OF PURCHASE                                           OFFERING PRICE        AMOUNT INVESTED       OFFERING PRICE
  -------------------------------------------------------------------------------------------------------------------------------
  Less than $100,000                                           4.75%                 4.99%                 4.00%
  $100,000 but less than $250,000                              3.75%                 3.90%                 3.15%
  $250,000 but less than $500,000                              2.75%                 2.83%                 2.30%
  $500,000 but less than $1,000,000                            2.00%                 2.04%                 1.70%
  $1,000,000 or more                                           0.00%*                0.00%*                0.50%

* No sales charge is payable at the time of purchase on investments of $1 million or more. A contingent deferred sales charge
  ("CDSC") of 0.50% will be imposed on such investments (as described below) in the event of certain redemptions within 12 months of purchase. Such purchases made before November 9, 1995 will be subject to a CDSC of 1% in the event of certain redemptions within 18 months of purchase.

The Principal Underwriter may at times allow discounts up to the full sales charge. During periods when the discount includes the full sales charge, Authorized Firms may be deemed to be underwriters as that term is defined in the Securities Act of 1933. The Principal Underwriter may, from time to time, at its own expense, provide additional incentives to Authorized Firms which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the Principal Underwriter. In some instances, such additional incentives may be offered only to certain Authorized Firms whose representatives sell or are expected to sell significant amounts of shares.

An initial investment in the Fund must be at least $1,000. Once an account has been established the investor may send investments of $50 or more at any time directly to the Fund's transfer agent (the "Transfer Agent") as follows: First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104. The $1,000 minimum initial investment is waived for Bank Automated Investing accounts, which may be established with an investment of $50 or more. See "Eaton Vance Shareholder Services".

Shares of the Fund may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds, including the Portfolio; to officers and employees and clients of Eaton Vance and its affiliates; to registered representatives and employees of Authorized Firms; and bank employees who refer customers to registered representatives of Authorized Firms; and to such persons' spouses and children under the age of 21 and their beneficial accounts. Shares may also be issued at net asset value (1) in connection with the merger of an investment company with the Fund, (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the Investment Adviser provides multiple investment services, such as management, brokerage and custody, (3) where the amount invested represents redemption proceeds from a mutual fund unaffiliated with Eaton Vance, if the redemption occurred no more than 60 days prior to the purchase of Fund shares and the redeemed shares were subject to a sales charge, and (4) to an investor making an investment through an investment adviser, financial planner, broker or other intermediary that charges a fee for its services and has entered into an agreement with the Fund or its Principal Underwriter.

No initial sales charge and no contingent deferred sales charge will be payable or imposed with respect to shares of the Fund purchased by retirement plans qualifed under Section 401, 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "Code") ("Eligible Plans"). In order to purchase shares without a sales charge, the plan sponsor of an Eligible Plan must notify the Transfer Agent of the Fund of its status as an Eligible Plan. Participant accounting services (including trust fund reconciliation services) will be offered only through third party recordkeepers and not by EVD. The Fund's Principal Underwriter may pay commissions to Authorized Firms who initiate and are responsible for purchases of shares of the Fund by Eligible Plans of up to 1.00% of the amount invested in such shares.

ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as Administrator, in exchange for Fund shares at the applicable public offering price as shown above. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold on the day of their receipt or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable public offering price per Fund share on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities but does not guarantee the best available price. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities.


Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an Authorized Firm, together with a completed and signed Letter of Transmittal in approved form (available from Authorized Firms), as follows:

        IN THE CASE OF BOOK ENTRY:
        Deliver through Depository Fund Co.
        Broker #2212
        Investors Bank & Trust Company
        For A/C EV Traditional Growth Fund

        IN THE CASE OF PHYSICAL DELIVERY:
        Investors Bank & Trust Company
        Attention: EV Traditional Growth Fund
        Physical Securities Processing Settlement Area
        89 South Street
        Boston, MA 02111

Investors who are contemplating an exchange of securities for shares of the Fund, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities to IBT. Eaton Vance reserves the right to reject any securities. Exchanging securities for Fund shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, state and local tax consequences of exchanging securities for Fund shares.

--------------------------------------------------------------------------------
  IF YOU DON'T HAVE AN AUTHORIZED FIRM, EATON VANCE CAN RECOMMEND ONE.
--------------------------------------------------------------------------------

HOW TO REDEEM FUND SHARES
--------------------------------------------------------------------------------

A SHAREHOLDER MAY REDEEM FUND SHARES BY DELIVERING TO FIRST DATA INVESTOR SERVICES GROUP, BOS725, P.O. BOX 1559, BOSTON, MASSACHUSETTS 02104, during its business hours a written request for redemption in good order, plus any share certificates with executed stock powers. The redemption price will be based on the net asset value per Fund share next computed after such delivery. Good order means that all relevant documents must be endorsed by the record owner (s) exactly as the shares are registered and the signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by a regulation of the Securities and Exchange Commission and acceptable to First Data Investor Services Group. In addition, in some cases, good order may require the furnishing of additional documents such as where shares are registered in the name of a corporation, partnership or fiduciary.

Within seven days after receipt of a redemption request in good order by First Data Investor Services Group, the Fund will make payment in cash for the net asset value of the shares as of the date determined above, reduced by the amount of any federal income tax required to be withheld. Although the Fund normally expects to make payment in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn by the Fund from the Portfolio. The securities so distributed would be valued pursuant to the Portfolio's valuation procedures. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.


To sell shares at their net asset value through an Authorized Firm (a repurchase), a shareholder can place a repurchase order with the Authorized Firm, which may charge a fee. The value of such shares is based upon the net asset value calculated after EVD, as the Fund's agent, receives the order. It is the Authorized Firm's responsibility to transmit promptly repurchase orders to EVD. Throughout this Prospectus, the word "redemption" is generally meant to include a repurchase.

If shares were recently purchased, the proceeds of redemption (or repurchase) will not be sent until the check (including a certified or cashier's check) received for the shares purchased has cleared. Payment for shares tendered for redemption may be delayed up to 15 days from the purchase date when the purchase check has not yet cleared. Redemptions or repurchases may result in a taxable gain or loss.


Due to the high cost of maintaining small accounts, the Fund reserves the right to redeem Fund accounts with balances of less than $1,000. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. Thus, an investor making an initial investment of $1,000 would not be able to redeem shares without being subject to this policy. However, no such redemption would be required by the Fund if the cause of the low account balance was a reduction in the net asset value of Fund shares.

If shares have been purchased at net asset value with no initial sales charge by virtue of the purchase having been in the amount of $1 million or more and are redeemed within 12 months of purchase, a CDSC of 0.50% will be imposed on such redemption. (Such purchases made before November 9, 1995 will be subject to a CDSC of 1% in the event of certain redemptions made within 18 months of purchase.) The CDSC will be retained by the Principal Underwriter.

The CDSC will be imposed on an amount equal to the lesser of the current market value or the original purchase price of the shares redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any dividends or distributions that have been reinvested in additional shares. It will be assumed that redemptions are made first from any shares in the shareholder's account that are not subject to a CDSC.

The CDSC is waived for redemptions involving certain liquidation, merger or acquisition transactions involving other investment companies. No initial sales charge or CDSC will be imposed on Fund shares purchased by qualified retirement plans. If a shareholder reinvests redemption proceeds within a 60- day period and in accordance with the conditions set forth under "Eaton Vance Shareholder Services -- Reinvestment Privilege," the shareholder's account will be credited with the amount of any CDSC paid on such redeemed shares.


REPORTS TO SHAREHOLDERS
------------------------------------------------------------------------------

THE FUND WILL ISSUE TO ITS SHAREHOLDERS SEMI-ANNUAL AND ANNUAL REPORTS CONTAINING FINANCIAL STATEMENTS. Financial statements included in annual reports are audited by the Fund's independent certified public accountants. Shortly after the end of each calendar year, the Fund will furnish all shareholders with information necessary for preparing federal and state income tax returns. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.


THE LIFETIME INVESTING ACCOUNT/DISTRIBUTION OPTIONS
------------------------------------------------------------------------------


AFTER AN INVESTOR MAKES AN INITIAL PURCHASE OF FUND SHARES, THE FUND'S TRANSFER AGENT, FIRST DATA INVESTOR SERVICES GROUP, WILL SET UP A LIFETIME INVESTING ACCOUNT FOR THE INVESTOR ON THE FUND'S RECORDS. This account is a complete record of all transactions between the investor and the Fund which at all times shows the balance of shares owned. The Fund will not issue share certificates except upon request.

Each time a transaction takes place in a shareholder's account, the shareholder will receive a statement showing complete details of the transaction and the current share balance in the account. (Under certain investment plans, statements may be sent only quarterly.) THE LIFETIME INVESTING ACCOUNT ALSO PERMITS A SHAREHOLDER TO MAKE ADDITIONAL INVESTMENTS BY SENDING A CHECK FOR $50 OR MORE to First Data Investor Services Group.

Any questions concerning a shareholder's account or services available may be directed by telephone to EATON VANCE SHAREHOLDER SERVICES at 800-225-6265, extension 2, or in writing to First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104 (please provide the name of the shareholder, the Fund and the account number).

THE FOLLOWING DISTRIBUTION OPTIONS WILL BE AVAILABLE TO ALL LIFETIME INVESTING ACCOUNTS and may be changed as often as desired by written notice to the Fund's dividend disbursing agent, First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104. The currently effective option will appear on each account statement.


Share Option -- Dividends and capital gains will be reinvested in additional shares.

Income Option -- Dividends will be paid in cash, and capital gains will be reinvested in additional shares.

Cash Option -- Dividends and capital gains will be paid in cash.


The Share Option will be assigned if no other option is specified. Distributions, including those reinvested, will be reduced by any withholding required under the federal income tax laws.


If the Income Option or Cash Option has been selected, dividend and/or capital gains distribution checks which are returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested in the account at the then current net asset value. Furthermore, the distribution option on the account will be automatically changed to the Share Option until such time as the shareholder selects a different option.

DISTRIBUTION INVESTMENT OPTION. In addition to the distribution options set forth above, dividends and/or capital gains may be invested in additional shares of another Eaton Vance fund. Before selecting this option, a shareholder should obtain a prospectus of the other Eaton Vance fund and consider its objectives and policies carefully.


"STREET NAME" ACCOUNTS. If shares of the Fund are held in a "street name" account with an Authorized Firm, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Firm, and not by the Fund and its Transfer Agent. Since the Fund will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Firm to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account, or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Firm. Before establishing a "street name" account with an investment firm, or transferring the account to another investment firm, an investor wishing to reinvest distributions should determine whether the firm which will hold the shares allows reinvestment of distributions in "street name" accounts.

--------------------------------------------------------------------------------
  UNDER A LIFETIME INVESTING ACCOUNT A SHAREHOLDER CAN MAKE ADDITIONAL INVESTMENTS IN FUND SHARES BY SENDING A CHECK FOR $50 OR MORE.
--------------------------------------------------------------------------------


THE EATON VANCE EXCHANGE PRIVILEGE
------------------------------------------------------------------------------

Shares of the Fund may currently be exchanged for shares of any of the following funds: Eaton Vance Cash Management Fund, Eaton Vance Income Fund of Boston, Eaton Vance Municipal Bond Fund L.P., Eaton Vance Tax Free Reserves and any fund in the Eaton Vance Traditional Group of Funds on the basis of net asset value per share of each fund at the time of the exchange (plus, in the case of an exchange made within six months of the date of purchase, an amount equal to the difference, if any, between the sales charge previously paid on the shares being exchanged and the sales charge payable on the shares being acquired). Such exchange offers are available only in states where shares of the fund being acquired may be legally sold.

Each exchange must involve shares which have a net asset value of $1,000. The exchange privilege may be changed or discontinued without penalty. Shareholders will be given sixty (60) days' notice prior to any termination or material amendment of the exchange privilege. The Fund does not permit the exchange privilege to be used for "Market Timing" and may terminate the exchange privilege for any shareholder account engaged in Market Timing activity. Any shareholder account for which more than two round-trip exchanges are made within any twelve month period will be deemed to be engaged in Market Timing. Furthermore, a group of unrelated accounts for which exchanges are entered contemporaneously by a financial intermediary will be considered to be engaged in Market Timing.


Shares of the Fund which are subject to a CDSC may be exchanged into any of the above funds without incurring the CDSC. The shares acquired in an exchange may be subject to a CDSC upon redemption. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in the exchange.


First Data Investor Services Group makes exchanges at the next determined net asset value after receiving an exchange request in good order (see "How to Redeem Fund Shares"). Consult First Data Investor Services Group for additional information concerning the exchange privilege. Applications and prospectuses of the other funds are available from Authorized Firms or the Principal Underwriter. The prospectus for each fund describes its investment objectives and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange.

Shares of certain other funds for which Eaton Vance acts as investment adviser or administrator may be exchanged for Fund shares on the basis of the net asset value per share of each fund at the time of exchange, but subject to any restrictions or qualifications set forth in the current prospectus of any such fund.

Telephone exchanges are accepted by First Data Investor Services Group provided the investor has not disclaimed in writing the use of the privilege. To effect such exchanges, call First Data Investor Services Group at 800-262- 1122 or, within Massachusetts, 617-573-9403, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). Shares acquired by telephone exchange must be registered in the same name(s) and with the same address as the shares being exchanged. Neither the Fund, the Principal Underwriter nor First Data Investor Services Group will be responsible for the authenticity of exchange instructions received by telephone; provided that reasonable procedures to confirm that instructions communicated are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone exchange may be difficult to implement. An exchange may result in a taxable gain or loss.


EATON VANCE SHAREHOLDER SERVICES
------------------------------------------------------------------------------
THE FUND OFFERS THE FOLLOWING SERVICES, WHICH ARE VOLUNTARY, INVOLVE NO EXTRA CHARGE, AND MAY BE CHANGED OR DISCONTINUED WITHOUT PENALTY AT ANY TIME. Full information on each of the services described below and an application, where required, are available from Authorized Firms or the Principal Underwriter. The cost of administering such services for the benefit of shareholders who participate in them is borne by the Fund as an expense to all shareholders.


INVEST-BY-MAIL -- FOR PERIODIC SHARE ACCUMULATION: Once the $1,000 minimum investment has been made, checks of $50 or more payable to the order of the Fund may be mailed directly to First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104 at any time -- whether or not dividends are reinvested. The name of the shareholder, the Fund and the account number should accompany each investment.

BANK AUTOMATED INVESTING -- FOR REGULAR SHARE ACCUMULATION: Cash investments of $50 or more may be made automatically each month or quarter from a shareholder's bank account. The $1,000 minimum initial investment and small account redemption policy are waived for these accounts.

STATEMENT OF INTENTION: Purchases of $100,000 or more made over a 13-month period are eligible for reduced sales charges. See "Statement of Intention and Escrow Agreement".

RIGHT OF ACCUMULATION: Purchases may qualify for reduced sales charges when the current market value of holdings (shares at current offering price), plus new purchases, reaches $100,000 or more. Shares of the Eaton Vance funds listed under "The Eaton Vance Exchange Privilege" may be combined under the Statement of Intention and Right of Accumulation.

WITHDRAWAL PLAN: A shareholder may draw on shareholdings systematically with monthly or quarterly checks in an amount specified by the shareholder. A minimum deposit of $5,000 in shares is required. The maintenance of a withdrawal plan concurrently with purchases of additional shares would be disadvantageous because of the sales charge included in such purchases.

REINVESTMENT PRIVILEGE: A SHAREHOLDER WHO HAS REPURCHASED OR REDEEMED SHARES MAY REINVEST ANY PORTION OR ALL OF THE REPURCHASE OR REDEMPTION PROCEEDS (PLUS THAT AMOUNT NECESSARY TO ACQUIRE A FRACTIONAL SHARE TO ROUND OFF THE PURCHASE TO THE NEAREST FULL SHARE) IN SHARES OF THE FUND, or, provided that the shares repurchased or redeemed have been held for at least 60 days, in shares of any of the other funds offered by the Principal Underwriter subject to an initial sales charge, provided that the reinvestment is effected within 60 days after such repurchase or redemption, and the privilege has not been used more than once in the prior 12 months. Shares are sold to a reinvesting shareholder at the next determined net asset value following timely receipt of a written purchase order by the Principal Underwriter or by the fund the shares of which are being purchased (or by such fund's transfer agent). The privilege is also available to shareholders of the funds listed under "The Eaton Vance Exchange Privilege" who wish to reinvest such redemption or repurchase proceeds in shares of the Fund. If a shareholder reinvests redemption proceeds within the 60-day period the shareholder's account will be credited with the amount of any CDSC paid on such redeemed shares. To the extent that any shares of the Fund are sold at a loss and the proceeds are reinvested in shares of the Fund (or other shares of the Fund are acquired within the period beginning 30 days before and ending 30 days after the date of the redemption) some or all of the loss generally will not be allowed as a tax deduction. Shareholders should consult their tax advisers concerning the tax consequences of reinvestments.

TAX-SHELTERED RETIREMENT PLANS: Shares of the Fund are available for purchase in connection with the following tax-sheltered retirement plans:

    -- Pension and Profit Sharing Plans for self-employed individuals, corporations and non-profit organizations;

    -- Individual Retirement Account Plans for individuals and their non-employed spouses; and

    -- 403(b) Retirement Plans for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Code.

Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the Principal Underwriter. This information should be read carefully and consultation with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Under all plans, dividends distributions will be automatically reinvested in additional shares.


DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------------


The Fund's present policy is to distribute semi-annually substantially all of the net investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses, and to distribute at least annually any realized net capital gains. A portion of distributions from net investment income may be eligible for the dividends-received deduction for corporations. The Fund's distributions from its net investment income, net short-term capital gains, and certain net foreign exchange gains will be taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund. The Fund's distributions from its net long-term capital gains are taxable to shareholders as such, whether received in cash or reinvested in additional shares of the Fund and regardless of the length of time shares have been owned by shareholders. If shares are purchased shortly before the record date of a distribution, the shareholder will pay the full price for the shares and then receive some portion of the price back as a taxable distribution. Certain distributions, if declared in October, November or December and paid the following January, will be taxed to shareholders as if received on December 31 of the year in which they are declared.

Sales charges paid upon a purchase of shares of the Fund cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent shares of the Fund or of another fund are subsequently acquired pursuant to the Fund's reinvestment or exchange privilege. In addition, losses realized on a redemption of Fund shares may be disallowed under certain "wash sale" rules if within a period beginning 30 days before and ending 30 days after the date of redemption other shares of the Fund are acquired. Any disregarded or disallowed amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

Shareholders will receive annually tax information notices and Forms 1099 to assist in the preparation of reporting on their federal and state income tax returns for the prior calendar year's distributions, proceeds from the redemption or exchange of Fund shares, and federal income tax withheld (if any) by the Fund's Transfer Agent.

The Fund intends to qualify as a regulated investment company under the Code, and to satisfy all requirements necessary to be relieved of federal taxes on income and gains it distributed to shareholders. In satisfying these requirements, the Fund will treat itself as owning its proportionate share of each of the Portfolio's assets and as entitled to the income of the Portfolio properly attributable to such share.

--------------------------------------------------------------------------------
  AS A REGULATED INVESTMENT COMPANY UNDER THE CODE, THE FUND DOES NOT PAY FEDERAL INCOME OR EXCISE TAXES TO THE EXTENT THAT IT DISTRIBUTES TO SHAREHOLDERS ITS NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS IN ACCORDANCE WITH THE TIMING REQUIREMENTS IMPOSED BY THE CODE. AS A PARTNERSHIP UNDER THE CODE, THE PORTFOLIO DOES NOT PAY FEDERAL INCOME OR EXCISE TAXES.
--------------------------------------------------------------------------------


PERFORMANCE INFORMATION
------------------------------------------------------------------------------

FROM TIME TO TIME, THE FUND MAY ADVERTISE ITS AVERAGE ANNUAL TOTAL RETURN. The Fund's average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compounded rate of return (including capital appreciation/depreciation, and dividends and distributions paid and reinvested) for the stated period and annualizing the result. The average annual total return calculation assumes the maximum sales charge is deducted from the initial $1,000 purchase order and that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The Fund may also publish annual and cumulative total return figures from time to time.


The Fund may also furnish total return calculations based on investments at various sales charge levels or at net asset value. Any performance data which is based on the Fund's net asset value per share would be reduced if a sales charge were taken into account. The Fund's performance may be compared in publications to the performance of various indices and investments for which reliable data is available, and to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.


Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any prior period should not be considered a representation of what an investment may earn or what an investor's total return may be in any future period.

STATEMENT OF INTENTION AND ESCROW AGREEMENT
------------------------------------------------------------------------------

TERMS OF ESCROW. If the investor, on an application, makes a Statement of Intention to invest a specified amount over a thirteen month period, then out of the initial purchase (or subsequent purchases if necessary) 5% of the dollar amount specified on the application shall be held in escrow by the escrow agent in the form of shares (computed to the nearest full share at the public offering price applicable to the initial purchase hereunder) registered in the investor's name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to his order.


When the minimum investment so specified is completed, the escrowed shares will be delivered to the investor. If the investor has an accumulation account the shares will remain on deposit under the investor's account.


If total purchases under this Statement of Intention are less than the amount specified, the investor will promptly remit to EVD any difference between the sales charge on the amount specified and on the amount actually purchased. If the investor does not within 20 days after written request by EVD or the financial service firm pay such difference in sales charge, the escrow agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Full shares remaining after any such redemption together with any excess cash proceeds of the shares so redeemed will be delivered to the investor or to his order by the escrow agent.


In signing the application, the investor irrevocably constitutes and appoints the escrow agent the investor's attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

PROVISION FOR RETROACTIVE PRICE ADJUSTMENT. If total purchases made under this Statement are large enough to qualify for a lower sales charge than that applicable to the amount specified, all transactions will be computed at the expiration date of this Statement to give effect to the lower charge. Any difference in sales charge will be refunded to the investor in cash, or applied to the purchase of additional shares at the lower charge if specified by the investor. This refund will be made by the financial service firm and by EVD. If at the time of the recomputation a firm other than the original firm is placing the orders, the adjustment will be made only on those shares purchased through the firm then handling the investor's account.

                                                                     [LOGO]
                                                                  EATON VANCE
                                                                    MUTUAL FUNDS
EV TRADITIONAL

GROWTH

FUND


PROSPECTUS


JANUARY 1, 1996




EV TRADITIONAL
GROWTH FUND
24 FEDERAL STREET
BOSTON, MA 02110

-------------------------------------------------------------------------------
INVESTMENT ADVISER OF GROWTH PORTFOLIO
Boston Management and Research, 24 Federal Street, Boston, MA 02110


ADMINISTRATOR OF EV TRADITIONAL GROWTH FUND
Eaton Vance Management, 24 Federal Street, Boston, MA 02110
3808 One Exchange Square, Central, Hong Kong


PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265


CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111

TRANSFER AGENT
First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104
(800) 262-1122


INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P., One Post Office Square, Boston, MA 02109

                                                                          T-GFP

                                     PART A
                      INFORMATION REQUIRED IN A PROSPECTUS


                                 EV MARATHON
                        GOLD & NATURAL RESOURCES FUND
------------------------------------------------------------------------------


EV MARATHON GOLD & NATURAL RESOURCES FUND (THE "FUND") IS A MUTUAL FUND SEEKING CAPITAL APPRECIATION AND PROTECTION OF PURCHASING POWER THROUGH NATURAL RESOURCE RELATED INVESTMENTS. THE FUND IS A SERIES OF EATON VANCE GROWTH TRUST (THE "TRUST").


Shares of the Fund are not deposits of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Shares of the Fund involve investment risks, including fluctuations in value and the possible loss of some or all of the principal investment.


This Prospectus is designed to provide you with information you should know before investing. Please retain this document for future reference. A Statement of Additional Information dated January 1, 1996 for the Fund, as supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge from the Fund's principal underwriter, Eaton Vance Distributors, Inc. (the "Principal Underwriter") 24 Federal Street, Boston, MA 02110 (telephone (800) 225-6265). The Fund's investment adviser is Eaton Vance Management (the "Investment Adviser") which is located at the same address.


------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------

                                                            PAGE                                                          PAGE

Shareholder and Fund Expenses ..............................   2  How to Buy Fund Shares .................................  11
The Fund's Financial Highlights ............................   3  How to Redeem Fund Shares ..............................  12
The Fund's Investment Objective ............................   4  Reports to Shareholders ................................  13
How the Fund Invests its Assets ............................   4  The Lifetime Investing Account/Distribution
Special Considerations .....................................   7    Options ..............................................  14
Organization of the Fund ...................................   8  The Eaton Vance Exchange Privilege .....................  15
Management of the Fund .....................................   9  Eaton Vance Shareholder Services .......................  15
Distribution Plan ..........................................   9  Distributions and Taxes ................................  16
Valuing Fund Shares ........................................  11  Performance Information ...............................   17
------------------------------------------------------------------------------------------------------------------------------

                       PROSPECTUS DATED JANUARY 1, 1996

SHAREHOLDER AND FUND EXPENSES
------------------------------------------------------------------------------

  SHAREHOLDER TRANSACTION EXPENSES
  -------------------------------------------------------------------------------------------------------

  Sales Charges Imposed on Purchases of Shares                                                     None
  Sales Charges Imposed on Reinvested Distributions                                                None
  Fees to Exchange Shares                                                                          None
  Range of Declining Contingent Deferred Sales Charges Imposed on Redemption
    During the First Seven Years (as a percentage of redemption proceeds exclusive of
    all reinvestments and capital appreciation in the account)                                 5.00%-0%

  ANNUAL FUND OPERATING EXPENSES (as a percentage of average daily net assets)
  -------------------------------------------------------------------------------------------------------
  Investment Adviser Fee                                                                          0.75%
  Rule 12b-1 Distribution (and Service) Fees                                                      0.86%
  Other Expenses                                                                                  0.82%
                                                                                                  ----
      Total Operating Expenses                                                                    2.43%
                                                                                                  ====

  EXAMPLE                                                            1 YEAR       3 YEARS      5 YEARS     10 YEARS
  --------------------------------------------------------------------------------------------------------------------
  An investor would pay the following contingent deferred sales charge and expenses on a $1,000 investment, assuming (a) 5%
  annual return and (b) redemption at the end of each period:          $75         $116         $150         $277

  An investor would pay the following expenses on the same
  investment, assuming (a) 5% annual return and (b) no
  redemptions:                                                         $25         $ 76         $130         $277

NOTES:

The table and Example summarize the aggregate expenses of the Fund and are designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund. Information for the Fund is based on its expenses for the most recent fiscal year.

The Example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.
Federal regulations require the Example to assume a 5% annual return, but actual annual return will vary. For further information regarding the expenses of the Fund, see "The Fund's Financial Highlights", "Management of the Fund" and "How to Redeem Fund Shares." A long-term shareholder in the Fund may pay more than the economic equivalent of the maximum front-end sales charge permitted by a rule of the National Association of Securities Dealers, Inc.

No contingent deferred sales charge is imposed on (a) shares purchased more than six years prior to redemption, (b) shares acquired through the reinvestment of dividends and distributions or (c) any appreciation in value of other shares in the account (see "How to Redeem Fund Shares"), and no such charge is imposed on exchanges of Fund shares for shares of the funds currently listed under "The Eaton Vance Exchange Privilege."

THE FUND'S FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------

The following information should be read in conjunction with the audited financial statements included in the Fund's annual report to shareholders which is incorporated by reference into the Statement of Additional Information in reliance upon the report of Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. Further information regarding the performance of the Fund is contained in its annual report to shareholders which may be obtained without charge by contacting the Principal Underwriter, Eaton Vance Distributors, Inc.
------------------------------------------------------------------------------

                            YEAR ENDED                                     YEAR ENDED SEPTEMBER 30,
                            AUGUST 31,        ----------------------------------------------------------------------------------
                              1995<F4>           1994        1993        1992        1991        1990        1989       1988<F2>
                              ------             ----        ----        ----        ----        ----        ----       ------
NET ASSET VALUE, beginning
  of year ................     $14.890          $13.240     $11.850     $11.140     $12.140     $13.460     $11.420     $10.000
                               -------          -------     -------     -------     -------     -------     -------     -------

INCOME FROM OPERATIONS:
  Net investment income
    (loss) ...............     $(0.100)<F7>      (0.050)     (0.090)     (0.083)    $ 0.020     $ 0.069     $ 0.060     $ 0.134
  Net realized and
    unrealized gain (loss)
    on investments .......       1.630<F7>        2.650       1.480       1.103      (0.570)     (0.009)      2.480       1.406
                               -------           -------     ------      ------      ------      ------      ------      ------
    Total income (loss)
      from investment
      operations .........     $ 1.530          $ 2.600     $ 1.390     $ 1.020     $(0.550)    $ 0.060     $ 2.540     $ 1.540
                               -------          -------     -------     -------     -------     -------     -------     -------

LESS DISTRIBUTIONS:
  From net investment income   $--               $--        $ --        $ --        $(0.020)    $(0.069)    $(0.074)    $(0.120)
  In excess of net
    investment income<F5>.      --               (0.020)      --         (0.250)     (0.110)     (0.091)     (0.146)     --
  Net realized gain on
    investments ..........      --                --          --         (0.060)     (0.320)     (1.220)     (0.280)     --
  In excess of realized
    gain on investments ..      --               (0.930)      --          --          --          --          --          --
                               -------           -------     ------      -------     ------      ------      ------      ------
    Total distributions ..     $--              $(0.950)    $  --       $(0.310)    $(0.450)    $(1.380)    $(0.500)    $(0.120)
                               -------           -------     ------      -------     ------      ------      ------      ------

NET ASSET VALUE, end of year   $16.420          $14.890     $13.240     $11.850     $11.140     $12.140     $13.460     $11.420
                               =======           =======    =======     =======     =======     =======     =======     =======

TOTAL RETURN<F6>..........      10.28%            20.47%      11.73%       9.44%     (4.36)%       0.01%      22.96%      15.39%

RATIOS/SUPPLEMENTAL DATA<F1>:
  Net assets, end of year
    (000 omitted) ........     $15,259           $13,055    $ 5,792     $ 3,775     $ 4,042     $ 4,391     $ 2,999     $ 2,424
  Ratio of net expenses to
    average daily net assets     2.43%<F3>         2.64%       3.15%       3.26%       3.29%       2.50%       1.62%       0.99%<F3>
  Ratio of net investment
    income (loss) to
    average daily net
    assets ...............     (0.74)%<F3>       (0.96)%     (0.92)%     (0.67)%       0.17%       0.33%       0.45%       0.83%<F3>

PORTFOLIO TURNOVER .......         49%               17%         57%         32%         27%         35%         53%         25%

<F1> For the six years ended September 30, 1993, the operating expenses of the Fund reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, net investment income per share and the ratios would have been as follows:

NET INVESTMENT INCOME (LOSS) PER SHARE .........            $(0.210)    $(0.240)    $(0.110)    $(0.300)    $(0.600)    $(0.980)
                                                            =======     =======     =======     =======     =======     =======
RATIOS (As a percentage of average daily net assets):
   Expenses ....................................              3.90%       4.65%       4.42%       5.23%       6.87%       7.90%<F3>
   Net investment income (loss) ................            (1.67)%     (2.06)%     (0.96)%     (2.40)%     (4.80)%     (6.08)%<F3>

<F2> For the period from the start of business, October 21, 1987, to September 30, 1988.
<F3> Computed on an annualized basis.
<F4> For the eleven months ended August 31, 1995.
<F5> Distributions from paid-in capital for the years ended September 30, 1992 and for the years prior thereto have been restated
     to conform with the treatment under current financial reporting standards.
<F6> Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
<F7> Per share data is based on average shares outstanding.

THE FUND'S INVESTMENT OBJECTIVE
------------------------------------------------------------------------------

THE FUND'S INVESTMENT OBJECTIVE IS CAPITAL APPRECIATION AND PROTECTION OF THE PURCHASING POWER OF THE SHAREHOLDER'S CAPITAL. The Fund will concentrate its assets in natural resource related investments and may engage in various active management strategies, as described below. Although the Fund will derive income from some of its investments, current income is not an investment objective and will not be a primary consideration in selecting securities for the Fund's portfolio. There can be no assurance that the Fund will achieve its investment objective.

Except as otherwise indicated in this Prospectus, the investment objective and policies of the Fund may be changed by the Trustees of the Trust without shareholder approval, although the Trustees intend to submit material changes in the investment objective to shareholders for their approval. If any changes were made, the Fund might have investment objectives different from the objectives which an investor considered appropriate at the time the investor became a shareholder in the Fund.

HOW THE FUND INVESTS ITS ASSETS
------------------------------------------------------------------------------
BASIC INVESTMENT STRATEGIES. The Fund seeks to achieve its investment objective through a portfolio of domestic and foreign natural resource related investments. Under normal investment conditions the Fund expects that it will invest primarily in common stocks, but it may also hold convertible bonds, convertible preferred stocks, warrants, preferred stocks and debt securities if the Fund's investment adviser, Eaton Vance Management ("Eaton Vance"), believes such investments would help to achieve the Fund's investment objective. The Fund may also invest in debt, preferred or convertible securities, the value of which is related to the market value of some natural resource asset ("asset-related securities"). See "Special Considerations -- Asset-Related Securities" below. In making investments for the Fund, Eaton Vance will seek to identify companies or asset-related securities it believes are attractively priced relative to the intrinsic value of the underlying natural resource assets, revenues or profits or are especially well positioned to benefit during particular periods of investment or inflationary cycles.


The Fund may also from time to time invest to a limited extent in natural resource-related direct placement securities and venture capital companies and in gold or silver bullion, strategic metals, and gold or silver coins. See "Direct Placement Securities and Venture Capital Investments" and "Metals Investments" below.

WHEN EATON VANCE ANTICIPATES SIGNIFICANT ECONOMIC OR POLITICAL INSTABILITY, SUCH AS HIGH INFLATION OR TURMOIL IN THE FOREIGN CURRENCY EXCHANGE MARKETS, THE FUND, IN SEEKING TO PROTECT THE PURCHASING POWER OF SHAREHOLDERS' CAPITAL, MAY INVEST A MAJORITY OF ITS ASSETS IN COMPANIES THAT EXPLORE FOR, EXTRACT, PROCESS OR DEAL IN GOLD OR IN ASSET-RELATED SECURITIES INDEXED TO THE VALUE OF SOME NATURAL RESOURCE SUCH AS GOLD BULLION. Such a change in investment strategy could require the Fund to liquidate portfolio assets and incur transaction costs. There can be no assurance that any such change in investment strategy will result in the realization of the Fund's investment objective.

Except as described below, the Fund under normal circumstances will maintain at least 65% of its total assets in natural resource related investments or in asset-related securities.

At times Eaton Vance may judge that investment conditions make the Fund's basic investment strategies described above inconsistent with the best interests of shareholders. At such times Eaton Vance may use alternative investment strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these temporary "defensive" strategies, the Fund may invest in U.S. Government securities and money market securities, including repurchase agreements, or hold a portion of its assets in cash or cash equivalents. The Fund may also hold a portion of its assets in cash or money market instruments, including repurchase agreements and cash equivalents, for liquidity purposes. It is impossible to predict when, or for how long, the Fund will use these alternative strategies.

NATURAL RESOURCE RELATED INVESTMENTS. Under normal investment conditions it is anticipated that the Fund's portfolio will include a significant amount of domestic and foreign natural resource related investments. A natural resource related investment includes securities issued by companies engaged in exploring for, developing, processing, fabricating, producing, distributing, dealing in or owning natural resources, companies engaged in the creation or development of technologies for the production or use of natural resources, and companies engaged in the furnishing of technology, equipment, supplies or services to the natural resource investment sector. Eaton Vance currently deems a company to be in the natural resource investment sector (a) if at least 50% of the non-current assets, capitalization, gross revenues or operating profit of the company in the most recent or current fiscal year are involved in or result from (whether directly or indirectly through affiliates) any of the foregoing activities, or (b) if in Eaton Vance's judgment the company's natural resource assets, revenues or profit are of such magnitude, when compared with the total non-current assets, capitalization, gross revenues or operating profit of the company, that favorable changes in the value of such assets or level of its natural resource revenues or profit could favorably affect the market value of the equity securities of the company.

Natural resources include substances, materials and energy derived from natural sources which have economic value. Examples of natural resources include precious metals (e.g., gold, silver and platinum), ferrous and non-ferrous metals (e.g., iron, aluminum and copper), strategic metals (e.g., titanium, chromium, vanadium and niobium), energy resources (coal, oil, natural gas, oil shale and uranium), timberland, undeveloped real property and agricultural and other commodities.

Eaton Vance will seek to identify securities of companies in this investment sector which, in its judgment, are undervalued relative to the value of their natural resource assets, revenues or profits in light of current and anticipated economic or financial conditions. Eaton Vance believes that the market value of securities of companies that have different kinds of natural resource assets, revenues or profits may move relatively independently of one another during different stages of investment and inflationary cycles. Eaton Vance's flexible investment approach enables it to change the Fund's investment emphasis to various subsectors within the large natural resource investment sector depending upon Eaton Vance's outlook as to developments and trends which may affect the value of and prospects for different types of natural resource related investments.

In reviewing natural resource related investments available to the Fund, Eaton Vance will consider, among other investments, domestic and foreign companies which may

    * EXPLORE FOR, FINANCE, DEVELOP, PRODUCE OR HOLD GOLD, SILVER, PLATINUM AND OTHER PRECIOUS METALS. Eaton Vance will give special emphasis in this subsector to efficiently managed, low cost gold producers which are able to operate profitably at the current level of gold prices, thereby benefiting from any future increase in gold prices.

    * EXPLORE FOR, FINANCE, DEVELOP OR PRODUCE ENERGY RESOURCES SUCH AS OIL, NATURAL GAS, COAL, OIL SHALE AND URANIUM. In this subsector, Eaton Vance will stress low cost producers whose reserves will allow expansion of production and those companies with established earnings records in both rising and falling energy markets.

    * EXPLORE FOR, FINANCE, DEVELOP, PRODUCE OR HOLD STRATEGIC METALS, SUCH AS TITANIUM, CHROMIUM, VANADIUM AND NIOBIUM.

    * CREATE AND DEVELOP NEW GEOCHEMICAL TECHNOLOGY OR PROPRIETARY METHODS FOR DETECTING, DEVELOPING, PRODUCING OR PROCESSING MINERAL DEPOSITS AND OTHER NATURAL RESOURCES.

    * OWN, LEASE OR HAVE RIGHTS TO HOLDINGS OF TIMBER AND TIMBERLANDS. This would include those companies which manufacture or process pulp, paper, wood products and other specialty products.

    * PROVIDE NATURAL RESOURCE TRANSPORTATION, DISTRIBUTION AND PROCESSING SERVICES, SUCH AS PIPELINES AND REFINING.


DIRECT PLACEMENT SECURITIES AND VENTURE CAPITAL INVESTMENTS. On occasion the Fund may make natural resource related investments in "direct placement securities" issued by a company directly to the Fund. Direct placement securities are normally not available to small investors, but are often offered to institutional investors such as the Fund. Eaton Vance believes there exist opportunities for acquiring direct placement securities from issuers (particularly from junior North American gold mining companies) with substantial growth potential in the natural resources area.


Direct placement securities acquired by the Fund will be common stock, or obligations or preferred stock having, as part of the package purchased, equity features such as accompanying shares of common stock, securities convertible into such shares, or conversion rights or warrants to purchase such shares. The shares of common stock which are the subject of such equity features will generally be the shares of the issuer, although in some cases they may be the shares of a parent or other affiliate of the issuer, and will usually have or be expected in time to have a public market. Nearly all securities acquired by the Fund directly from an issuer and shares into which such securities may be converted or which may be purchased on the exercise of warrants will, however, be subject to legal or contractual delays in or restrictions on resale and will therefore initially be treated as "restricted securities" in the Fund's portfolio.

The Fund is also empowered to make natural resource related investments in "venture capital companies" -- companies, the securities of which have no public market at the time of investment. An investment of this type gives the aggressive investor participation in a private enterprise which may, if successful, afford significant appreciation potential. Venture capital investing is by its very nature a high-risk activity which can result in substantial losses.



Eaton Vance anticipates that the Fund's direct placement securities and venture capital investments will constitute a small portion of its total portfolio, and may include companies involved in the production of precious metals. Advances in extractive and exploration technology as well as inflationary economic conditions have provided opportunities for small and medium sized independent companies to profitably exploit previously known gold orebodies and newly discovered types of orebodies. Eaton Vance believes that investing in such companies may produce superior investment returns. In this connection, Eaton Vance will attempt to identify those entrepreneurially managed emerging companies which concentrate in developing mines that offer the potential of quick payback, relatively high rates of return at current prices, and the possibility of orebody extensions.


All of such investments will involve risks to the Fund and its shareholders. Therefore, the Fund may not invest more than 10% of its total assets, taken at market value at the time of investment, in certain securities issued by venture capital companies, certain over-the-counter options, unmarketable securities, and repurchase agreements maturing in more than seven days. The Fund is further subject to an additional investment restriction (set forth in the Statement of Additional Information) which in effect prohibits an investment which would cause more than 5% of its total assets, taken at market value, to be invested in companies with less than three years of continuous operations. The Fund's direct placement securities and venture capital investments are considered speculative in nature and are not readily marketable.


METALS INVESTMENTS. In addition to investments in natural resource related securities, the Fund may invest up to 10% of its portfolio in gold or silver bullion, strategic metals, and gold or silver coins ("Metals Investments"). The Fund will invest only in metals that are readily marketable, and in coins only if there is an active quoted market for the coins in question. Coins will not be purchased for their numismatic value.


In making direct investments in bullion or metals, the Fund normally will not take possession of the bullion or metals, but instead will obtain receipts or certificates representing ownership. In the event the Fund does take possession, the bullion or metals would be delivered to and held by a nonaffiliated sub-custodian in a segregated account. When it purchases bullion or metals, either by purchasing receipts or certificates or by having a sub- custodian physically hold such metals, the Fund will pay for the metals only upon actual receipt. Although the Fund would incur storage, shipping and other costs by owning bullion or metals, such costs should be minimized by the use of receipts or certificates.


The Fund's Metals Investments will not generate income. The return to the Fund from its Metals Investments will consist solely of market appreciation or depreciation and gains or losses realized on sales. Accordingly, as indicated above, the Fund will not invest more than 10% of its total assets, taken at market value at the time of investment, in Metals Investments.


ACTIVE MANAGEMENT STRATEGIES. The Fund may engage in various active management strategies, including entering into repurchase agreements and forward foreign currency exchange contracts, writing and purchasing options on foreign currencies, and leverage through borrowing. The Fund may write covered call and covered put options on securities and metals, purchase such call and put options, and enter into closing purchase and sale transactions with respect thereto. The Fund may, for hedging or permissible non-hedging purposes, purchase and sell futures contracts on various securities and metals and other physical commodities, certificates of deposit, Eurodollar time deposits, securities indices, economic indices (e.g., the Consumer Price Indices and the Commodity Research Bureau Futures Price Index) and other financial instruments or indices, purchase and write call and put options on any of such futures contracts and enter into closing purchase and sale transactions with respect to such contracts and options. The principal risks of active management strategies are discussed below. The Fund expects that various new types of investments, hedging techniques and management strategies will be developed and made available to institutional investors in the future. Eaton Vance will consider making such investments or using such techniques or strategies if it determines that they are consistent with the Fund's investment objective and policies.

SPECIAL CONSIDERATIONS
------------------------------------------------------------------------------
The Fund's classification under the Investment Company Act of 1940 (the "1940 Act") as a "non-diversified" investment company allows it to invest more than 5% of its assets in the securities of any issuer and, during certain periods, to own more than 10% of the voting securities of an issuer. Since a relatively high percentage of the Fund's assets may from time to time be invested in the securities of a limited number of issuers which may be in the natural resource investment sector, the value of the Fund's shares could be adversely affected by a single economic, political or regulatory occurrence or other development. In any event, because the Fund expects to concentrate its investments in the natural resources sector or various subsectors thereof, the value of its shares will be especially affected by factors peculiar to this investment sector and may fluctuate more widely than the value of shares of a mutual fund which invests in a broader range of industries. The Fund should therefore be considered as an investment vehicle in the natural resources sector, and not as a balanced investment program.

FOREIGN INVESTMENTS. The Fund has no restrictions on the amount of its assets that may be invested in securities of foreign issuers. The Fund may invest in securities of foreign issuers either directly or in the form of American Depository Receipts, European Depository Receipts or other similar securities convertible into securities of foreign issuers. Investing in foreign securities may represent a greater degree of risk than investing in domestic securities, because of the possibility of exchange rate fluctuations, adoption of adverse exchange control regulations, delays in settlement of transactions, less publicly-available financial and other information, more volatile and less liquid markets, less securities regulation, higher brokerage costs, difficulties in enforcing judgments, less favorable tax provisions, war, expropriation or nationalization of assets or other adverse governmental actions. Since the Fund may invest in securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates may affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments insofar as United States investors are concerned.

GOLD-RELATED INVESTMENTS. As indicated above, under certain circumstances the Fund may invest a majority of its assets in gold-related companies or in asset-related securities. Based on historic experience, during periods of economic or political instability the securities of gold-related companies may be subject to wide price fluctuations, reflecting the high volatility of gold prices during such periods. In addition, the instability of gold prices may result in volatile earnings of gold-related companies which, in turn, may affect adversely the financial condition of such companies. Gold mining companies also are subject to the risks generally associated with mining operations.


The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, social and political developments within South Africa may affect significantly South African gold production.

The Fund does not intend to invest in companies the assets of which are located primarily in the Republic of South Africa. This current limitation may affect adversely the Fund's ability to invest in gold-related securities and during certain periods may result in the Fund restricting its investments to relatively few gold-related companies.


ASSET-RELATED SECURITIES. The Fund may invest in debt securities, preferred stocks or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are referred to as "asset-related securities". While the market prices for an asset-related security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-related securities may not necessarily be secured by a security interest in or claim on the underlying natural resource asset. The asset-related securities in which the Fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates.

LEVERAGE THROUGH BORROWING. The Fund may borrow from banks or by entering into reverse repurchase agreements to increase its portfolio holdings of securities, commodities and commodity contracts. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. A reverse repurchase agreement is functionally identical to a repurchase agreement except that the roles of the parties are reversed so that the Fund will sell the the underlying security with the promise to repurchase. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. Leveraging will exaggerate any increase or decrease in the net asset value of the Fund's portfolio, and in that respect may be considered a speculative practice. The interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained by the bank, are additional costs which will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage. Successful use of a leveraging strategy depends on Eaton Vance's ability to correctly predict interest rates and market movements.

DERIVATIVE INSTRUMENTS. From time to time, the Fund may purchase or sell derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) to enhance return, to hedge against fluctuations in securities or commodity prices, interest rates or currency exchange rates, or as a substitute for the purchase or sale of securities, commodities or currency. The Fund's transactions in derivative instruments may include the purchase or sale of futures contracts on securities or commodities, securities indices, other indices, other financial instruments or currencies; options on futures contracts; exchange-traded and over-the-counter options on securities, indices or currency; and forward foreign currency exchange contracts.

The Fund's transactions in derivative instruments involve a risk of loss or depreciation due to unanticipated adverse changes in interest rates, securities prices, the other financial instruments' prices or currency exchange rates, or the inability to close out a position or default by the counterparty. The loss on derivative instruments (other than purchased options) may exceed the Fund's initial investment in these instruments. In addition, the Fund may lose the entire premium paid for purchased options that expire before they can be profitably exercised by the Fund. The Fund incurs transaction costs in opening and closing positions in derivative instruments. There can be no assurance that Eaton Vance's use of derivative instruments will be advantageous to the Fund.

To the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on an exchange regulated by the Commodity Futures Trading Commission ("CFTC"), in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the liquidation value of the Fund's investments, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into.

Forward contracts are individually negotiated and privately traded by currency traders and their customers. A forward contract involves an obligation to purchase or sell a specific currency (or basket of currencies) for an agreed price at a future date, which may be any fixed number of days from the date of the contract. The Fund may engage in cross-hedging by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if Eaton Vance determines that there is an established historical pattern or correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies the Fund's exposure to foreign currency exchange rate fluctuations. The Fund may also use forward contracts to shift its exposure to foreign currency exchange rate changes from one currency to another.

CERTAIN INVESTMENT RESTRICTIONS AND POLICIES. The Fund has adopted certain fundamental investment restrictions and policies which are enumerated in detail in the Statement of Additional Information and which may not be changed unless authorized by a shareholder vote. Briefly, among these fundamental restrictions, the Fund may not pledge more than 33 1/3% of its total assets to secure its permitted borrowings; or purchase more than 10% of the total outstanding voting securities of an issuer, except when significant economic, political or financial instability is anticipated. In addition, the Fund has adopted a fundamental policy which requires it during normal market conditions to concentrate at least 25% of its total assets in the natural resource group of industries. Except for the fundamental investment restrictions and policies specifically enumerated in the Statement of Additional Information, the investment objective and policies of the Fund are not fundamental policies and accordingly may be changed by the Trustees of the Trust without obtaining the approval of the Fund's shareholders. While not required to do so, the Trustees intend to submit any material change in the Fund's investment objective to the shareholders for their approval.

ORGANIZATION OF THE FUND
------------------------------------------------------------------------------
THE FUND IS A NON-DIVERSIFIED SERIES OF EATON VANCE GROWTH TRUST (THE "TRUST"), A BUSINESS TRUST ESTABLISHED UNDER MASSACHUSETTS LAW PURSUANT TO A DECLARATION OF TRUST DATED MAY 25, 1989, AS AMENDED. THE TRUST IS A MUTUAL FUND -- AN OPEN-END MANAGEMENT INVESTMENT COMPANY. The Fund changed its name from Eaton Vance Natural Resources Trust to EV Marathon Gold & Natural Resources Fund on April 1, 1994. The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Fund. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series and because the Trust can offer separate series (such as the Fund) it is known as a "series company". Each share represents an equal proportionate beneficial interest in the Fund. When issued and outstanding, the shares are fully paid and nonassessable by the Trust and redeemable as described under "How to Redeem Fund Shares". Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

MANAGEMENT OF THE FUND
------------------------------------------------------------------------------
THE TRUST ENGAGES EATON VANCE MANAGEMENT ("EATON VANCE") AS THE FUND'S INVESTMENT ADVISER. EATON VANCE, ITS AFFILIATES AND ITS PREDECESSOR COMPANIES HAVE BEEN MANAGING ASSETS OF INDIVIDUALS AND INSTITUTIONS SINCE 1924 AND MANAGING INVESTMENT COMPANIES SINCE 1931.

Acting under the general supervision of the Board of Trustees of the Trust, Eaton Vance manages the Fund's investments and affairs. Under its investment advisory agreement with the Trust on behalf of the Fund, Eaton Vance receives a monthly advisory fee of .0625% (equivalent to .75 of 1% annually) of the average daily net assets of the Fund up to $500 million; the fee will be reduced at various asset levels over $500 million. This fee may be higher than that paid by many other investment companies.

For the fiscal year ended August 31, 1995, the Fund paid Eaton Vance advisory fees equivalent to 0.75% (annualized), of the Fund's average daily net assets for such period.


Eaton Vance also furnishes for the use of the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund. The Fund is responsible for the payment of all expenses other than those expressly stated to be payable by Eaton Vance under the investment advisory agreement.


EATON VANCE OR ITS AFFILIATES ACTS AS INVESTMENT ADVISER TO INVESTMENT COMPANIES AND VARIOUS INDIVIDUAL AND INSTITUTIONAL CLIENTS WITH ASSETS UNDER MANAGEMENT OF APPROXIMATELY $16 BILLION. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly held holding company. Eaton Vance Corp., through its subsidiaries and affiliates, engages in investment management and marketing activities, fiduciary and banking services, oil and gas operations, real estate investment, consulting, and management, and development of precious metals properties. Eaton Vance Distributors, Inc. (the "Principal Underwriter" or "EVD"), 24 Federal Street, Boston, MA 02110, a wholly-owned subsidiary of Eaton Vance, acts as Principal Underwriter to the Fund.

William D. Burt and Barclay Tittmann are the co-portfolio managers of the Fund. Mr. Burt joined Eaton Vance as a Vice President in November, 1994. Previously he was a Vice President of The Boston Company (1990-1994) and a Vice President of Baring America Asset Management (1979-1990). Mr. Tittmann joined Eaton Vance as a Vice President in October, 1993. He was a Vice President, portfolio manager and analyst with Invesco Management and Research (formerly Gardner and Preston Moss) from 1970-1993.

Eaton Vance places the Fund's portfolio security transactions for execution with many broker-dealer firms and uses its best efforts to obtain execution of such transactions at prices which are advantageous to the Fund and at reasonably competitive commission rates. Subject to the foregoing, Eaton Vance may consider sales of shares of the Fund or of other investment companies sponsored by Eaton Vance as a factor in the selection of firms to execute portfolio transactions.

DISTRIBUTION PLAN
------------------------------------------------------------------------------
THE FUND FINANCES DISTRIBUTION ACTIVITIES AND HAS ADOPTED A DISTRIBUTION PLAN (THE "PLAN") PURSUANT TO RULE 12B-1 UNDER THE 1940 ACT. Rule 12b-1 permits a mutual fund, such as the Fund, to finance distribution activities and bear expenses associated with the distribution of its shares provided that any payments made by the fund are made pursuant to a written plan adopted in accordance with the Rule. The Plan is subject to, and complies with, the sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD Rule"). The Plan is described further in the Statement of Additional Information, and the following is a description of the salient features of the Plan. The Plan provides that the Fund, subject to the NASD Rule, will pay sales commissions and distribution fees to the Principal Underwriter only after and as a result of the sale of shares of the Fund. On each sale of Fund shares (excluding reinvestment of distributions) the Fund will pay the Principal Underwriter (i) sales commissions equal to 5% of the amount received by the Fund for each share sold and (ii) distribution fees calculated by applying the rate of 1% over the prime rate then reported in The Wall Street Journal to the outstanding balance of Uncovered Distribution Charges (as described below) of the Principal Underwriter. The Principal Underwriter currently expects to pay sales commissions (except on exchange transactions and reinvestments) to a financial services firm (an "Authorized Firm") at the time of sale equal to 4% of the purchase price of the shares sold by such Firm. The Principal Underwriter will use its own funds (which may be borrowed from banks) to pay such commissions. Because the payment of the sales commissions and distribution fees to the Principal Underwriter is subject to the NASD Rule described below, it will take the Principal Underwriter a number of years to recoup the sales commissions paid by it to Authorized Firms from the payments received by it from the Fund pursuant to the Plan.

THE NASD RULE REQUIRES THE FUND TO LIMIT ITS ANNUAL PAYMENTS OF SALES COMMISSIONS AND DISTRIBUTION FEES TO AN AMOUNT NOT EXCEEDING .75% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR EACH FISCAL YEAR. Under its Plan, the Fund accrues daily an amount at the rate of 1/365 of .75% of the Fund's net assets, and pays such accrued amounts monthly to the Principal Underwriter. The Plan requires such accruals to be automatically discontinued during any period in which there are no outstanding Uncovered Distribution Charges under the Plan. Uncovered Distribution Charges are calculated daily and, briefly, are equivalent to all unpaid sales commissions and distribution fees to which the Principal Underwriter is entitled under the Plan less all contingent deferred sales charges theretofore paid to the Principal Underwriter. The Eaton Vance organization may be considered to have realized a profit under the Plan if at any point in time the aggregate amounts of all payments received by the Principal Underwriter from the Fund, pursuant to the Plan, including any contingent deferred sales charges, have exceeded the total expenses theretofore incurred by such organization in distributing shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices.

Because of the NASD Rule limitation on the amount of sales commissions and distribution fees paid during any fiscal year, a high level of sales of Fund shares during the initial years of the Fund's operations would cause a large portion of the sales commissions attributable to a sale of Fund shares to be accrued and paid by the Fund to the Principal Underwriter in fiscal years subsequent to the year in which such shares were sold. This spreading of sales commissions payments under the Plan over an extended period would result in the incurrence and payment of increased distribution fees under the Plan. During the fiscal year ended August 31, 1995, the Fund paid sales commissions under the Plan equivalent to .75% (annualized) of the Fund's average daily net assets. As at August 31, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter on such day calculated under the Plan amounted to approximately $427,000 (which amount was equivalent to 2.8% of the Fund's net assets on such day).

THE PLAN ALSO AUTHORIZES THE FUND TO MAKE PAYMENTS OF SERVICE FEES TO THE PRINCIPAL UNDERWRITER, AUTHORIZED FIRMS AND OTHER PERSONS IN AMOUNTS NOT EXCEEDING .25% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR EACH FISCAL YEAR. The Trustees of the Trust have initially implemented this provision of the Plan by authorizing the Fund to make quarterly payments of service fees to the Principal Underwriter and Authorized Firms in amounts not expected to exceed
 .25% of the Fund's average daily net assets for each fiscal year based on the value of Fund shares sold by such persons and remaining outstanding for at least twelve months. As permitted by the NASD Rule, such payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to the Principal Underwriter, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of the Principal Underwriter. For the fiscal year ended August 31, 1995, the Fund made service fee payments equivalent to 0.11% of the Fund's average daily net assets for such year.

The Principal Underwriter may, from time to time, at its own expense, provide additional incentives to Authorized Firms which employ registered representatives who sell the Fund's shares and/or shares of other funds distributed by the Principal Underwriter. In some instances, such additional incentives may be offered only to certain Authorized Firms whose representatives sell or are expected to sell significant amounts of shares. In addition, the Principal Underwriter may from time to time increase or decrease the sales commissions payable to Authorized Firms.


The Fund may, in its absolute discretion, suspend, discontinue or limit the offering of its shares at any time. In determining whether any such action should be taken, the Fund's management intends to consider all relevant factors, including without limitation the size of the Fund, the investment climate and market conditions, the volume of sales and redemptions of Fund shares, and the amount of Uncovered Distribution Charges of the Principal Underwriter. The Plan may continue in effect and payments may be made under the Plan following any such suspension, discontinuance or limitation of the offering of Fund shares; however, the Fund is not contractually obligated to continue the Plan for any particular period of time. Suspension of the offering of Fund shares would not, of course, affect a shareholder's ability to redeem shares.


VALUING FUND SHARES
------------------------------------------------------------------------------
THE FUND VALUES ITS SHARES ONCE ON EACH DAY THE NEW YORK STOCK EXCHANGE (THE "EXCHANGE") IS OPEN FOR TRADING, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Fund's net asset value per share is determined by its custodian, Investors Bank & Trust Company ("IBT"), (as agent for the Fund) in the manner authorized by the Trustees of the Trust. Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities, by the number of shares outstanding. The Trustees have established procedures for the valuation of the Fund's assets; in general, these valuations are based on market value or fair value, with special provisions for valuing debt obligations, short-term investments, foreign securities, hedging instruments, direct placement securities, investments in Venture Capital Companies, and assets not having readily available market quotations.


Authorized Firms must communicate an investor's order to the Principal Underwriter prior to the close of the Principal Underwriter's business day to receive that day's net asset value per share. It is the Authorized Firms' responsibility to transmit orders promptly to the Principal Underwriter, which is a wholly-owned subsidiary of Eaton Vance.



  SHAREHOLDERS MAY DETERMINE THE VALUE OF THEIR INVESTMENT BY MULTIPLYING THE NUMBER OF FUND SHARES OWNED BY THE CURRENT NET ASSET VALUE PER SHARE.

HOW TO BUY FUND SHARES
------------------------------------------------------------------------------
SHARES OF THE FUND MAY BE PURCHASED FOR CASH OR MAY BE ACQUIRED IN EXCHANGE FOR SECURITIES. Investors may purchase shares of the Fund through Authorized Firms at the net asset value per share of the Fund next determined after an order is effective. The Fund may suspend the offering of shares at any time and may refuse an order for the purchase of shares. An Authorized Firm may charge its customers a fee in connection with transactions executed by that Firm.

An initial investment in the Fund must be at least $1,000. Once an account has been established the investor may send investments of $50 or more at any time directly to the Fund's transfer agent (the "Transfer Agent") as follows: First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104. The $1,000 minimum initial investment is waived for Bank Automated Investing accounts, which may be established with an investment of $50 or more. See "Eaton Vance Shareholder Services".

In connection with employee benefit or other continuous group purchase plans under which the average initial purchase by a participant of the plan is $1,000 or more, the Fund may accept initial investments of less than $1,000 on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by the Fund as described below under "How to Redeem Fund Shares."

ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as Investment Adviser, in exchange for Fund shares at their net asset value as determined above. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold on the day of their receipt or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable net asset value per Fund share on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities but does not guarantee the best available price. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities.


Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an Authorized Firm, together with a completed and signed Letter of Transmittal in approved form (available from Authorized Firms), as follows:


          IN THE CASE OF BOOK ENTRY:


          Deliver through Depository Trust Co.
          Broker #2212
          Investors Bank & Trust Company
          For A/C EV Marathon Gold & Natural Resources Fund


          IN THE CASE OF PHYSICAL DELIVERY:


          Investors Bank & Trust Company
          Attention: EV Marathon Gold & Natural Resources Fund
          Physical Securities Processing Settlement Area
          89 South Street
          Boston, MA 02111


Investors who are contemplating an exchange of securities for shares of the Fund, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities to IBT. Eaton Vance reserves the right to reject any securities. Exchanging securities for Fund shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, state and local tax consequences of exchanging securities for Fund shares.



  IF YOU DON'T HAVE AN AUTHORIZED FIRM, EATON VANCE CAN RECOMMEND ONE.


HOW TO REDEEM FUND SHARES
------------------------------------------------------------------------------
A SHAREHOLDER MAY REDEEM FUND SHARES BY DELIVERING TO FIRST DATA INVESTOR SERVICES GROUP, BOS725, P.O. BOX 1559, BOSTON, MASSACHUSETTS 02104, during its business hours a written request for redemption in good order, plus any share certificates with executed stock powers. The redemption price will be based on the net asset value per share next computed after such delivery. Good order means that all relevant documents must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by a regulation of the Securities and Exchange Commission and acceptable to First Data Investor Services Group. In addition, in some cases, good order may require the furnishing of additional documents such as where shares are registered in the name of a corporation, partnership or fiduciary.

Within seven days after receipt of a redemption request in good order by First Data Investor Services Group, the Fund will make payment in cash for the net asset value of the shares as of the date determined above, reduced by the amount of any applicable contingent deferred sales charges (described below) and any federal income tax required to be withheld.


To sell shares at their net asset value through an Authorized Firm (a repurchase), a shareholder can place a repurchase order with the Authorized Firm, which may charge a fee. The value of such shares is based upon the net asset value calculated after EVD, as the Fund's agent, receives the order. It is the Authorized Firm's responsibility to transmit promptly repurchase orders to EVD. Throughout this Prospectus, the word "redemption" is generally meant to include a repurchase.

If shares were recently purchased, the proceeds of redemption (or repurchase) will not be sent until the check (including a certified or cashier's check) received for the shares purchased has cleared. Payment for shares tendered for redemption may be delayed up to 15 days from the purchase date when the purchase check has not yet cleared. Redemptions or repurchases may result in a taxable gain or loss.


Due to the high cost of maintaining small accounts, the Fund reserves the right to redeem Fund accounts with balances of less than $1,000. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. Thus, an investor making an initial investment of $1,000 would not be able to redeem shares without being subject to this policy. However, no such redemption would be required by the Fund if the cause of the low account balance was a reduction in the net asset value of Fund shares. No contingent deferred sales charge will be imposed with respect to such involuntary redemptions.

CONTINGENT DEFERRED SALES CHARGE. Shares redeemed within the first six years of their purchase (except shares acquired through the reinvestment of distributions) generally will be subject to a contingent deferred sales charge. This contingent deferred sales charge is imposed on any redemption the amount of which exceeds the aggregate value at the time of redemption of (a) all shares in the account purchased more than six years prior to the redemption, (b) all shares in the account acquired through reinvestment of distributions, and (c) the increase, if any, of value of all other shares in the account (namely those purchased within the six years preceding the redemption) over the purchase price of such shares. Redemptions are processed in a manner to maximize the amount of redemption proceeds which will not be subject to a contingent deferred sales charge. That is, each redemption will be assumed to have been made first from the exempt amounts referred to in clauses (a), (b) and (c) above, and second through liquidation of those shares in the account referred to in clause (c) on a first-in-first-out basis. Any contingent deferred sales charge which is required to be imposed on share redemptions will be made in accordance with the following schedule:


       YEAR OF                       CONTINGENT
       REDEMPTION                    DEFERRED SALES
       AFTER PURCHASE                CHARGE
     ------------------------------------------------
      First or Second ...........          5%
      Third .....................          4%
      Fourth ....................          3%
      Fifth .....................          2%
      Sixth .....................          1%
      Seventh and following .....          0%

In calculating the contingent deferred sales charge upon the redemption of Fund shares acquired in an exchange for shares of a fund currently listed under "The Eaton Vance Exchange Privilege", the contingent deferred sales charge schedule applicable to the shares at the time of purchase will apply and the purchase of Fund shares acquired in the exchange is deemed to have occurred at the time of the original purchase of exchanged shares.

No contingent deferred sales charge will be imposed on shares of the Fund which have been sold to Eaton Vance, its affiliates or to their respective employees or clients. The contingent deferred sales charge will be waived for shares redeemed (1) pursuant to a Withdrawal Plan (see "Eaton Vance Shareholder Services"), (2) as part of a required distribution from a tax-sheltered retirement plan or (3) following the death of all beneficial owners of such shares, provided the redemption is requested within one year of death (a death certificate and other applicable documents may be required). The contingent deferred sales charge will be paid to the Principal Underwriter or the Fund. When paid to the Principal Underwriter it will reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. See "Distribution Plan."

  THE FOLLOWING EXAMPLE ILLUSTRATES THE OPERATION OF THE CONTINGENT DEFERRED SALES CHARGE. ASSUME THAT AN INVESTOR PURCHASES $10,000 OF THE FUND'S SHARES AND THAT 16 MONTHS LATER THE VALUE OF THE ACCOUNT HAS GROWN THROUGH INVESTMENT PERFORMANCE AND REINVESTMENT OF DISTRIBUTIONS TO $12,000. THE INVESTOR THEN MAY REDEEM UP TO $2,000 OF SHARES WITHOUT INCURRING A CONTINGENT DEFERRED SALES CHARGE. IF THE INVESTOR SHOULD REDEEM $3,000 OF SHARES, A CHARGE WOULD BE IMPOSED ON $1,000 OF THE REDEMPTION. THE RATE WOULD BE 5% BECAUSE THE REDEMPTION WAS MADE IN THE SECOND YEAR AFTER THE PURCHASE WAS MADE AND THE CHARGE WOULD BE $50.


REPORTS TO SHAREHOLDERS
------------------------------------------------------------------------------

THE FUND WILL ISSUE TO ITS SHAREHOLDERS SEMI-ANNUAL AND ANNUAL REPORTS CONTAINING FINANCIAL STATEMENTS. Financial statements included in annual reports are audited by the Fund's independent certified public accountants. Shortly after the end of each calendar year, the Fund will furnish its shareholders with information necessary for preparing federal and state tax returns.

THE LIFETIME INVESTING ACCOUNT/DISTRIBUTION OPTIONS
------------------------------------------------------------------------------

AFTER AN INVESTOR MAKES AN INITIAL PURCHASE OF FUND SHARES, THE FUND'S TRANSFER AGENT, FIRST DATA INVESTOR SERVICES GROUP, WILL SET UP A LIFETIME INVESTING ACCOUNT FOR THE INVESTOR ON THE FUND'S RECORDS. This account is a complete record of all transactions between the investor and the Fund which at all times shows the balance of shares owned. The Fund will not issue share certificates except upon request.

Each time a transaction takes place in a shareholder's account, the shareholder will receive a statement showing complete details of the transaction and the current share balance in the account. (Under certain investment plans, statements may be sent only quarterly). THE LIFETIME INVESTING ACCOUNT ALSO PERMITS A SHAREHOLDER TO MAKE ADDITIONAL INVESTMENTS IN SHARES BY SENDING A CHECK FOR $50 OR MORE TO First Data Investor Services Group.

Any questions concerning a shareholder's account or services available may be directed by telephone to EATON VANCE SHAREHOLDER SERVICES at 800-225-6265, extension 2, or in writing to First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104 (please provide the name of the shareholder, the Fund and the account number).

THE FOLLOWING DISTRIBUTION OPTIONS WILL BE AVAILABLE TO ALL LIFETIME INVESTING ACCOUNTS and may be changed as often as desired by written notice to the Fund's dividend disbursing agent, First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104. The currently effective option will appear on each account statement.


Share Option -- Dividends and capital gains will be reinvested in additional shares.


Income Option -- Dividends will be paid in cash, and capital gains will be reinvested in additional shares.


Cash Option -- Dividends and capital gains will be paid in cash.


The Share Option will be assigned if no other option is specified. Distributions, including those reinvested, will be reduced by any withholding required under the federal income tax laws.


If the Income Option or Cash Option has been selected, dividend and/or capital gains distribution checks which are returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested in the account in shares at the then current net asset value. Furthermore, the distribution option on the account will be automatically changed to the Share Option until such time as the shareholder selects a different option.

DISTRIBUTION INVESTMENT OPTION. In addition to the distribution options set forth above, dividends and/or capital gains may be invested in additional shares of another Eaton Vance fund. Before selecting this option, a shareholder should obtain a prospectus of the other Eaton Vance fund and consider its objectives and policies carefully.


"STREET NAME" ACCOUNTS. If shares of the Fund are held in a "street name" account with an Authorized Firm, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Firm, and not by the Fund and its Transfer Agent. Since the Fund will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Firm to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account, or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Firm. Before establishing a "street name" account with an investment firm, or transferring the account to another investment firm, an investor wishing to reinvest distributions should determine whether the firm which will hold the shares allows reinvestment of distributions in "street name" accounts.

  UNDER A LIFETIME INVESTING ACCOUNT A SHAREHOLDER CAN MAKE ADDITIONAL INVESTMENTS IN SHARES OF THE FUND BY SENDING A CHECK OF $50 OR MORE.

THE EATON VANCE EXCHANGE PRIVILEGE
------------------------------------------------------------------------------
Shares of the Fund currently may be exchanged for shares of one or more other funds in the Eaton Vance Marathon Group of Funds (except Eaton Vance Prime Rate Reserves) or Eaton Vance Money Market Fund, which are distributed with a contingent deferred sales charge, on the basis of the net asset value per share of each fund at the time of the exchange, provided that such exchange offers are available only in states where shares of such fund being acquired may be legally sold.

Each exchange must involve shares which have a net asset value of at least $1,000. The exchange privilege may be changed or discontinued without penalty. Shareholders will be given sixty (60) days' notice prior to any termination or material amendment of the exchange privilege. The Fund does not permit the exchange privilege to be used for "Market Timing" and may terminate the exchange privilege for any shareholder account engaged in Market Timing activity. Any shareholder account for which more than two round-trip exchanges are made within any twelve month period will be deemed to be engaged in Market Timing. Furthermore, a group of unrelated accounts for which exchanges are entered contemporaneously by a financial intermediary will be considered to be engaged in Market Timing.

First Data Investor Services Group makes exchanges at the next determined net asset value after receiving an exchange request in good order (see "How to Redeem Fund Shares"). Consult First Data Investor Services Group for additional information concerning the exchange privilege. Applications and prospectuses of the other funds are available from Authorized Firms or the Principal Underwriter. The prospectus for each fund describes its investment objectives and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange.

No contingent deferred sales charge is imposed on exchanges. For purposes of calculating the contingent deferred sales charge upon redemption of shares acquired in an exchange, the contingent deferred sales charge schedule applicable to the shares at the time of purchase will apply and the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares. For the contingent deferred sales charge schedule applicable to the Eaton Vance Marathon Group of Funds (except EV Marathon Strategic Income Fund and Class I shares of any EV Marathon Limited Maturity Fund), see "How to Redeem Fund Shares". The contingent deferred sales charge schedule applicable to EV Marathon Strategic Income Fund and Class I shares of any EV Marathon Limited Maturity Fund is 3%, 2.5%, 2% or 1% in the event of a redemption occurring in the first, second, third or fourth year, respectively, after the original share purchase.

Shares of the other funds in the Eaton Vance Marathon Group of Funds and shares of Eaton Vance Money Market Fund may be exchanged for Fund shares on the basis of the net asset value per share of each fund at the time of exchange, but subject to any restrictions or qualifications set forth in the current prospectus of any such fund.

Telephone exchanges are accepted by First Data Investor Services Group provided the investor has not disclaimed in writing the use of the privilege. To effect such exchanges, call First Data Investor Services Group at 800-262-1122 or, within Massachusetts, 617-573-9403, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). Shares acquired by telephone exchange must be registered in the same name(s) and with the same address as the shares being exchanged. Neither the Fund, the Principal Underwriter nor First Data Investor Services Group, will be responsible for the authenticity of exchange instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone exchange may be difficult to implement. An exchange may result in a taxable gain or loss.


EATON VANCE SHAREHOLDER SERVICES
------------------------------------------------------------------------------
THE FUND OFFERS THE FOLLOWING SERVICES, WHICH ARE VOLUNTARY, INVOLVE NO EXTRA CHARGE, AND MAY BE CHANGED OR DISCONTINUED WITHOUT PENALTY AT ANY TIME. Full information on each of the services described below and an application, where required, are available from Authorized Firms or the Principal Underwriter. The cost of administering such services for the benefit of shareholders who participate in them is borne by the Fund as an expense to all shareholders.


INVEST-BY-MAIL -- FOR PERIODIC SHARE ACCUMULATION: Once the $1,000 minimum investment has been made, checks of $50 or more payable to the order of EV Marathon Gold & Natural Resources Fund may be mailed directly to First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104 at any time -- whether or not distributions are reinvested. The name of the shareholder, the Fund and the account number should accompany each investment.

BANK AUTOMATED INVESTING -- FOR REGULAR SHARE ACCUMULATION: Cash investments of $50 or more may be made automatically each month or quarter from the shareholder's bank account. The $1,000 minimum initial investment and small account redemption policy are waived for these accounts.

WITHDRAWAL PLAN: A shareholder may draw on shareholdings systematically with monthly or quarterly checks in an aggregate amount that does not exceed annually 12% of the account balance at the time the plan is established. Such amount will not be subject to a contingent deferred sales charge. See "How to Redeem Fund Shares". A minimum deposit of $5,000 in shares is required.

REINVESTMENT PRIVILEGE: A SHAREHOLDER WHO HAS REPURCHASED OR REDEEMED SHARES MAY REINVEST, WITH CREDIT FOR ANY CONTINGENT DEFERRED SALES CHARGES PAID ON THE REDEEMED OR REPURCHASED SHARES, ANY PORTION OR ALL OF THE REPURCHASE OR REDEMPTION PROCEEDS (PLUS THAT AMOUNT NECESSARY TO ACQUIRE A FRACTIONAL SHARE TO ROUND OFF THE PURCHASE TO THE NEAREST FULL SHARE) IN SHARES OF THE FUND, provided that the reinvestment is effected within 60 days after such repurchase or redemption, and the privilege has not been used more than once in the prior 12 months. Shares are sold to a reinvesting shareholder at the next determined net asset value following timely receipt of a written purchase order by the Principal Underwriter or by the Fund (or by the Fund's Transfer Agent). To the extent that any shares of the Fund are sold at a loss and the proceeds are reinvested in shares of the Fund (or other shares of the Fund are acquired within the period beginning 30 days before and ending 30 days after the date of redemption) some or all of the loss generally will not be allowed as a tax deduction. Shareholders should consult their tax advisers concerning the tax consequences of reinvestments.

TAX-SHELTERED RETIREMENT PLANS: Shares of the Fund are available for purchase in connection with the following tax-sheltered retirement plans:

--Pension and Profit Sharing Plans for self-employed individuals, corporations and non-profit organizations;

--Individual Retirement Account Plans for individuals and their non-employed spouses; and

--403(b) Retirement Plans for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code of 1986, as amended (the "Code").

Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the Principal Underwriter. This information should be read carefully and consultation with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Under all plans, dividends and distributions will be automatically reinvested in additional shares.

DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------------
DISTRIBUTIONS. It is the present policy of the Fund to make (A) at least one distribution annually (normally in December) of all or substantially all of its investment income earned, less its expenses, and (B) at least one distribution (normally in December) of all or substantially all of the net capital gains (reduced by any available capital loss carryforwards from prior years) realized by the Fund, if any.

Shareholders may reinvest all distributions in shares of the Fund at net asset value per share as of the close of business on the record date.

TAXES. The Fund intends to qualify as a regulated investment company under the Code and consequently will not be required to pay any federal income or excise taxes to the extent that it distributes to its shareholders its net investment income and net realized capital gains in the manner required by the Code. Distributions of the Fund from its net investment income, net short-term capital gains and certain foreign exchange gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. A portion of distributions from the Fund's net investment income may qualify for the dividends-received deduction for corporate shareholders.

Capital gains referred to in clause (B) above, if any, realized on sales of investments and on options, futures and certain forward foreign currency exchange transactions during the fiscal year, which ends on August 31, will usually be distributed prior to the end of December. Distributions from the Fund's net long-term capital gains are taxable to shareholders as long-term capital gains, whether paid in cash or additional shares of the Fund and regardless of the length of time Fund shares have been owned by the shareholder.


If shares are purchased shortly before the record date of a distribution, the shareholder will pay the full price for the shares and then receive some portion of the price back as a taxable distribution. The amount, timing and character of distributions to shareholders may be affected by special tax rules governing the Fund's activities in options, futures and forward foreign currency exchange transactions.

Certain distributions declared in October, November or December and paid the following January will be taxable to shareholders as if received on December 31 of the year in which they are declared.


The Fund may be required to pay foreign taxes with respect to income (possibly including, in some cases, capital gains) that it derives from investments in foreign securities. If more than 50% of the value of the Fund's total assets at the close of its taxable year (August 31) consists of securities in foreign corporations, the Fund may make an election under Section 853 of the Code to pass through to its shareholders the right to take the credit or deduction for qualifying foreign taxes paid by the Fund during such year. The Fund will send a written notice of any such election (not later than 60 days after the close of its taxable year) to each shareholder indicating the amount to be treated as the proportionate share of such taxes paid to each foreign country or U.S. possession and the portion of the distribution which represents income derived from sources within each country or U.S. possession. Each shareholder will include in gross income (in addition to taxable distributions received from the Fund) the proportionate share of such taxes, and can treat such amount as paid by such shareholder for purposes of the deduction or credit for foreign taxes on the shareholders own federal income tax return. Availability of the deduction or credit for foreign taxes is subject to certain tax restrictions.

Shareholders will receive annually tax information notices and Forms 1099 to assist in preparation of their federal and state tax returns the prior calendar year's distributions, proceeds from the redemption or exchange of Fund shares, and federal income tax (if any) withheld by the Fund's Transfer Agent.

  AS A REGULATED INVESTMENT COMPANY UNDER THE CODE, THE FUND DOES NOT PAY FEDERAL INCOME OR EXCISE TAXES TO THE EXTENT THAT IT DISTRIBUTES TO SHAREHOLDERS ITS NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS IN ACCORDANCE WITH THE TIMING REQUIREMENTS IMPOSED BY THE CODE.

PERFORMANCE INFORMATION
------------------------------------------------------------------------------
FROM TIME TO TIME, THE FUND MAY ADVERTISE ITS YIELD AND/OR AVERAGE ANNUAL TOTAL RETURN. The Fund's current yield is calculated by dividing the net investment income per share earned during a recent 30-day period by the maximum offering price per share (net asset value) of the Fund on the last day of the period and annualizing the resulting figure. The Fund's average annual total return is determined by computing the average annual percentage change in value of $1,000 invested at the maximum public offering price (net asset value) for specified periods ending with the most recent calendar quarter, assuming reinvestment of all distributions. The average annual total return calculation assumes a complete redemption of the investment and the deduction of any applicable contingent deferred sales charge at the end of the period. The Fund may publish annual and cumulative total return figures from time to time.


The Fund may also publish total return figures which do not take into account any contingent deferred sales charge which may be imposed upon redemptions at the end of the specified period. Any performance figure which does not take into account the contingent deferred sales charge would be reduced to the extent such charge is imposed upon a redemption.


Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's current yield or total return for any prior period should not be considered a representation of what an investment may earn or what the Fund's yield or total return may be in any future period.

[LOGO]
EATON VANCE
   MUTUAL FUNDS


EV MARATHON GOLD &
NATURAL RESOURCES FUND


PROSPECTUS
JANUARY 1, 1996


EV MARATHON GOLD &
NATURAL RESOURCES FUND
24 FEDERAL STREET
BOSTON, MA 02110

INVESTMENT ADVISER
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
  (800) 225-6265


CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111

TRANSFER AGENT
First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104
  (800) 262-1122


AUDITORS
Deloitte &Touche LLP, 125 Summer Street, Boston, MA02110
                                                                             NRP

                                    PART B

        INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                                                      STATEMENT OF
                                                      ADDITIONAL INFORMATION

                                                      January 1, 1996


                     EV CLASSIC GREATER CHINA GROWTH FUND
                              24 Federal Street
                         Boston, Massachusetts 02110
                                (800) 225-6265


    This Statement of Additional Information consists of two parts. Part I provides general information about EV Classic Greater China Growth Fund (the "Fund") and certain other series of Eaton Vance Growth Trust (the "Trust"). As described in the Prospectus, the Fund invests its assets in a separate registered investment company (the "Portfolio") with the same investment objective and policies as the Fund. Part II provides information solely about the Fund and the Portfolio. Where appropriate, Part I includes cross-references to the relevant sections of Part II.

                              TABLE OF CONTENTS
                                    PART I
Additional Information about Investment Policies .............         1
Investment Restrictions ......................................         6
Trustees and Officers ........................................         9
Management of the Fund .......................................        12
Custodian ....................................................        14
Service for Withdrawal .......................................        15
Determination of Net Asset Value .............................        15
Investment Performance .......................................        16
Taxes ........................................................        17
Portfolio Security Transactions ..............................        19
Other Information ............................................        21
Independent Certified Public Accountants .....................        22
Financial Statements .........................................        22
Appendix A -- The Securities Markets in China and Hong Kong ..        23
Appendix B -- China Region Countries .........................        35

                                   PART II
Fees and Expenses ............................................       a-1
Performance Information ......................................       a-2
Principal Underwriter ........................................       a-2
Distribution Plan ............................................       a-3
Control Persons and Principal Holders of Securities ..........       a-4
Appendix C -- Statistical Information ........................       C-1

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE FUND'S PROSPECTUS DATED JANUARY 1, 1996, AS SUPPLEMENTED FROM TIME TO TIME. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING EATON VANCE DISTRIBUTORS, INC. (THE "PRINCIPAL UNDERWRITER") (SEE BACK COVER FOR ADDRESS AND PHONE NUMBER).

                                    PART B

        INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                                                      STATEMENT OF
                                                      ADDITIONAL INFORMATION

                                                      January 1, 1996


                    EV MARATHON GREATER CHINA GROWTH FUND
                              24 Federal Street
                         Boston, Massachusetts 02110
                                (800) 225-6265


    This Statement of Additional Information consists of two parts. Part I provides general information about EV Marathon Greater China Growth Fund (the "Fund") and certain other series of Eaton Vance Growth Trust (the "Trust"). As described in the Prospectus, the Fund invests its assets in a separate registered investment company (the "Portfolio") with the same investment objective and policies as the Fund. Part II provides information solely about the Fund and the Portfolio. Where appropriate, Part I includes cross-references to the relevant sections of Part II.

                              TABLE OF CONTENTS

                                    PART I
Additional Information about Investment Policies ..............         1
Investment Restrictions .......................................         6
Trustees and Officers .........................................         9
Management of the Fund ........................................        12
Custodian .....................................................        14
Service for Withdrawal ........................................        15
Determination of Net Asset Value ..............................        15
Investment Performance ........................................        16
Taxes .........................................................        17
Portfolio Security Transactions ...............................        19
Other Information .............................................        21
Independent Certified Public Accountants ......................        22
Financial Statements ..........................................        22
Appendix A -- The Securities Markets in China and Hong Kong ...        23
Appendix B -- China Region Countries ..........................        35

                                   PART II
Fees and Expenses .............................................       a-1
Performance Information .......................................       a-2
Principal Underwriter .........................................       a-2
Distribution Plan .............................................       a-3
Control Persons and Principal Holders of Securities ...........       a-4
Appendix C -- Statistical Information .........................       C-1


    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE FUND'S PROSPECTUS DATED JANUARY 1, 1996, AS SUPPLEMENTED FROM TIME TO TIME. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING EATON VANCE DISTRIBUTORS, INC. (THE "PRINCIPAL UNDERWRITER") (SEE BACK COVER FOR ADDRESS AND PHONE NUMBER).

                                    Part B
        Information Required in a Statement of Additional Information

                                                        STATEMENT OF
                                                        ADDITIONAL INFORMATION
                                                        January 1, 1996



                   EV TRADITIONAL GREATER CHINA GROWTH FUND
                              24 Federal Street
                         Boston, Massachusetts 02110
                                (800) 225-6265


    This Statement of Additional Information consists of two parts. Part I provides general information about EV Traditional Greater China Growth Fund (the "Fund") and certain other series of Eaton Vance Growth Trust (the "Trust"). As described in the Prospectus, the Fund invests its assets in Greater China Growth Portfolio (the "Portfolio"), a separate registered investment company with the same investment objective and policies as the Fund. Part II provides information solely about the Fund. Where appropriate,
Part I includes cross-references to the relevant sections of Part II.

                              TABLE OF CONTENTS
                                                                          Page
                                    PART I
Additional Information about Investment Policies ..............            1
Investment Restrictions .......................................            6
Trustees and Officers .........................................            9
Management of the Fund ........................................           12
Custodian .....................................................           14
Service for Withdrawal ........................................           15
Determination of Net Asset Value ..............................           15
Investment Performance ........................................           16
Taxes .........................................................           17
Portfolio Security Transactions ...............................           19
Other Information .............................................           21
Independent Certified Public Accountants ......................           22
Financial Statements ..........................................           22
Appendix A -- The Securities Markets in China and Hong Kong ...           23
Appendix B -- China Region Countries ..........................           35

                                   PART II
Fees and Expenses .............................................          a-1
Performance Information .......................................          a-2
Services for Accumulation .....................................          a-2
Principal Underwriter .........................................          a-3
Distribution Plan .............................................          a-3
Control Persons and Principal Holders of Securities ...........          a-4
Appendix C -- Statistical Information .........................          C-1

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE FUND'S PROSPECTUS DATED JANUARY 1, 1996, AS SUPPLEMENTED FROM TIME TO TIME. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING EATON VANCE DISTRIBUTORS, INC. (THE "PRINCIPAL UNDERWRITER") (SEE BACK COVER FOR ADDRESS AND PHONE NUMBER).

                     STATEMENT OF ADDITIONAL INFORMATION
                                    PART I


    This Part I provides information about the Fund, certain other series of the Trust and the Portfolio. Capitalized terms used in this Statement of Additional Information and not otherwise defined have the meanings given them in the Fund's Prospectus. The Fund is subject to the same investment policies as those of the Portfolio. The Fund currently seeks to achieve its objective by investing in the Portfolio.

               ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES

Foreign Investments. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

Foreign Currency Transactions. Because investments in companies whose principal business activities are located outside of the United States will frequently involve currencies of foreign countries, and because assets of the Portfolio may temporarily be held in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of the Portfolio as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. The Portfolio may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into swaps, forward contracts, options or futures on currency. In spot transactions, foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Currency Swaps. Currency swaps require maintenance of a segregated account as described under "Asset Coverage for Derivative Investments" below. The Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by Lloyd George Investment Management (Bermuda) Limited ("LGIM-B" or an "Adviser") (LGIM-B and Lloyd George Management (Hong Kong) Limited ("LGM-HK") are collectively referred to as the "Advisers"). If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

Forward Foreign Currency Exchange Transactions. The Portfolio may enter into forward foreign currency exchange contracts in several circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Portfolio may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Portfolio will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.


    Additionally, when management of the Portfolio believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held by the Portfolio denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Portfolio's foreign assets.


Special Risks Associated With Currency Transactions. Transactions in forward contracts, as well as futures and options on foreign currencies, are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Portfolio. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

    Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying forward contracts, futures contracts and options. As a result, the available information on which the Portfolio's trading systems will be based may not be as complete as the comparable data on which the Portfolio makes investment and trading decisions in connection with securities and other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market which will not be reflected in the forward, futures or options markets until the following day, thereby preventing the Portfolio from responding to such events in a timely manner.

    Settlements of over-the-counter forward contracts or of the exercise of foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires parties to such contracts to accept or make delivery of such currencies in conformity with any United States or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

    Unlike currency futures contracts and exchange-traded options, options on foreign currencies and forward contracts are not traded on contract markets regulated by the Commodity Futures Trading Commission ("CFTC") or (with the exception of certain foreign currency options) the Securities and Exchange Commission (the "Commission"). To the contrary, such instruments are traded through financial institutions acting as market-makers. (Foreign currency options are also traded on the Philadelphia Stock Exchange subject to Commission regulation). In an over-the-counter trading environment, many of the protections associated with transactions on exchanges will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer could lose amounts substantially in excess of its initial investment due to the margin and collateral requirements associated with such option positions. Similarly, there is no limit on the amount of potential losses on forward contracts to which the Portfolio is a party.

    In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Portfolio's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Portfolio. If no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Portfolio may be unable to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. This in turn could limit the Portfolio's ability to realize profits or to reduce losses on open positions and could result in greater losses.

    Furthermore, over-the-counter transactions are not backed by the guarantee of an exchange's clearing corporation. The Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue its role as market-maker in a particular currency, thereby restricting the Portfolio's ability to enter into desired hedging transactions. A Portfolio will enter into over-the-counter transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

    Over-the-counter options on foreign currencies, like exchange-traded commodity futures contracts and commodity option contracts, are within the exclusive regulatory jurisdiction of the CFTC. The CFTC currently permits the trading of such options, but only subject to a number of conditions regarding the commercial purpose of the purchaser of such options. The Portfolio is not able to determine at this time whether or to what extent the CFTC may impose additional restrictions on the trading of over-the-counter options on foreign currencies at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by the Portfolio.

    CFTC regulations require that the Portfolio not enter into non-hedging transactions in commodity futures contracts or commodity option contracts for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Portfolio's net assets. Premiums paid to purchase over-the-counter options on foreign currencies, and initial margin deposited in connection with the writing of such options, are required to be included in determining compliance with this requirement. This could, depending upon the Portfolio's existing positions in futures contracts and options on futures contracts, limit the Portfolio's ability to purchase or write options on foreign currencies. Conversely, the existence of open positions in options on foreign currencies could limit the ability of the Portfolio to enter into desired transactions in other options or futures contracts.

    While forward contracts and currency swaps are not presently subject to regulation by the CFTC, the CFTC may in the future assert or be granted authority to regulate such instruments. In such event, the Portfolio's ability to utilize forward contracts and currency swaps in the manner set forth above and in the Prospectus could be restricted.

    Options on foreign currencies traded on a national securities exchange are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency options positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

    The purchase and sale of exchange-traded foreign currency options, however, are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures for exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Repurchase Agreements. Under a repurchase agreement the Portfolio buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price. At no time will the Portfolio commit more than 15% of its net assets to repurchase agreements which mature in more than seven days and other illiquid securities. The Portfolio's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily.

Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. The Portfolio expects that it will enter into reverse repurchase agreements when it is able to invest the cash so acquired at a rate higher than the cost of the agreement, which would increase the income earned by the Portfolio. The Portfolio could also enter into reverse repurchase agreements as a means of raising cash to satisfy redemption requests without the necessity of selling portfolio assets.


    When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio's assets. As a result, such transactions may increase fluctuations in the market value of the Portfolio's assets. While there is a risk that large fluctuations in the market value of the Portfolio's assets could affect the Portfolio's net asset value, this risk is not significantly increased by entering into reverse repurchase agreements, in the opinion of the Adviser. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Portfolio reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Portfolio's yield.

    At all times that a reverse repurchase agreement is outstanding, the Portfolio will maintain cash or high grade liquid securities in a segregated account at its custodian bank with a value at least equal to its obligation under the agreement. Securities and other assets held in the segregated account may not be sold while the reverse repurchase agreement is outstanding, unless other suitable assets are substituted. While the Adviser does not consider reverse repurchase agreements to involve a traditional borrowing of money, reverse repurchase agreements will be included within the aggregate limitation on "borrowings" contained in the Portfolio's investment restriction
(1) set forth below.


Writing and Purchasing Call and Put Options. A call option written by the Portfolio obligates the Portfolio to sell specified securities to the holder of the option at a specified price at any time before the expiration date. The Portfolio will write a covered call option on a security for the purpose of increasing its return on such security and/or to partially hedge against a decline in the value of the security. In particular, when the Portfolio writes an option which expires unexercised or is closed out by the Portfolio at a profit, it will retain the premium paid for the option, which will increase its gross income and will offset in part the reduced value of the portfolio security underlying the option, or the increased cost of acquiring the security for its portfolio. However, if the price of the underlying security moves adversely to the Portfolio's position, the option may be exercised and the Portfolio will be required to purchase or sell the underlying security at a disadvantageous price, which may only be partially offset by the amount of the premium, if at all. The Portfolio does not intend to write a covered option on any security if after such transaction more than 15% of its net assets, as measured by the aggregate value of the securities underlying all covered calls and puts written by the Portfolio, would be subject to such options. The Portfolio will only write a put option on a security which it intends to ultimately acquire for its portfolio. A put option written by the Portfolio would obligate the Portfolio to purchase specified securities from the option holder at a specified price upon exercise of the option at any time before the expiration date.


    The Portfolio may purchase put or call options on securities or securities indices in anticipation of changes in the value of its existing portfolio securities or in the prices of securities that the Portfolio intends to purchase at a later date. In the event that the expected changes occur, the Portfolio may be able to offset adverse changes in the value of its portfolio, in whole or in part, through the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise or liquidation of the option. Unless the price of the underlying security changes sufficiently, the option may expire without value to the Portfolio.

    The Portfolio may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions."

    The Portfolio would normally purchase call options in anticipation of an increase in the market value of securities of the type in which the Portfolio may invest. The purchase of a call option would entitle the Portfolio, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Portfolio would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Portfolio would realize a loss on the purchase of the call option.

    The Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the securities held by the Portfolio. The Portfolio would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise, the Portfolio would realize a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

    The Portfolio would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the Portfolio. The Portfolio does not intend to purchase any options if after such transaction more than 5% of its net assets, as measured by the aggregate of all premiums paid for all such options held by the Portfolio, would be so invested.

    The Portfolio would write and purchase put and call options on securities indices for the same purposes as the writing and purchase of options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.


Special Risks Associated With Options on Securities. An options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the Portfolio will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Portfolio would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If the Portfolio as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange, the OCC or another clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC or another clearing organization as a result of trades on that exchange would continue to be exercisable in accordance with their terms.


    The Portfolio will pay brokerage commissions in connection with writing options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of options could result in significant increases in the portfolio turnover rate of the Portfolio, especially during periods when market prices of the underlying securities appreciate.


    There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the OCC or other clearing organization inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.


    The amount of the premiums which the Portfolio may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.


Futures Contracts. A change in the level of currency exchange rates or securities prices may affect the value of the securities held by the Portfolio (or of securities that the Portfolio expects to purchase). To hedge against changes in rates or prices, the Portfolio may enter into (i) futures contracts for the purchase or sale of securities and currency, (ii) futures contracts on securities indices and (iii) futures contracts on other financial instruments and indices. In the United States futures contracts are traded on exchanges or boards of trade that are licensed and regulated by the CFTC, and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant exchange. The Portfolio may also enter into futures contracts traded on a foreign exchange if it is determined by the Adviser that trading on such exchange does not subject the Portfolio to risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on United States exchanges.

    The Portfolio will engage in futures and related options transactions for bona fide hedging purposes as defined in or permitted by CFTC regulations. The Portfolio will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities (or the currency in which they are denominated) held by the Portfolio or which it expects to purchase. The Portfolio's futures transactions will be entered into for traditional hedging purposes -- that is, futures contracts will be sold to protect against a decline in the price of securities that the Portfolio owns, or futures contracts will be purchased to protect the Portfolio against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Portfolio expects that on 75% or more of the occasions on which it takes a long futures (or option) position (involving the purchase of futures contracts), the Portfolio will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures (or option) position is closed out. However, in particular cases, when it is economically advantageous for the Portfolio to do so, a long futures position may be terminated (or an option may expire) without the corresponding purchase of securities. The Portfolio will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for maintaining the qualification of an investor in the Portfolio, such as the Fund, as a regulated investment company for federal income tax purposes (see "Taxes").


    The Portfolio will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the Portfolio's custodian for the benefit of the futures commission merchant through whom the Portfolio engages in such futures and options transactions. Cash or high grade liquid debt securities required to be segregated in connection with a "long" futures position taken by the Portfolio will also be held by the custodian in a segregated account and will be marked to market daily.


Portfolio Turnover. The Portfolio cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate would occur, for example, if all the securities in the portfolio were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to the Portfolio. The Portfolio engages in portfolio trading (including short-term trading) if it believes that a transaction including all costs will help in achieving its investment objective either by increasing income or by enhancing the Portfolio's net asset value. High portfolio turnover may also result in the realization of substantial net short-term capital gains. In order for the Fund to continue to qualify as a regulated investment company for federal tax purposes, less than 30% of the annual gross income of the Fund must be derived from the sale of securities and certain other investments (including its share of gains from the sale of securities and certain other investments held by the Portfolio) held for less than three months.

Lending Portfolio Securities. If the Adviser decides to make securities loans, the Portfolio may seek to increase its income by lending portfolio securities to broker-dealers or other institutional borrowers. Under present regulatory policies of the SEC, such loans are required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities held by the Portfolio's custodian and maintained on a current basis at an amount at least equal to market value of the securities loaned, which will be marked to market daily. Cash equivalents include certificates of deposit, commercial paper and other short-term money market instruments. The financial condition of the borrower will be monitored by the Adviser on an ongoing basis. The Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive a fee, or all or a portion of the interest on investment of the collateral. The Portfolio would have the right to call a loan and obtain the securities loaned at any time on up to five business days' notice. The Portfolio would not have the right to vote any securities having voting rights during the existence of a loan, but could call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or holding of their consent on a material matter affecting the investment. If the Adviser decides to make securities loans, it is intended that the value of the securities loaned would not exceed one-third of the Portfolio's total assets.


                           INVESTMENT RESTRICTIONS
    Whenever an investment policy or investment restriction set forth in the Prospectus or this Statement of Additional Information states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's or the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances, other than a subsequent rating change below investment grade made by a rating service, will not compel the Fund or the Portfolio, as the case may be, to dispose of such security or other asset.

    The Fund and the Portfolio have each adopted the following investment restrictions which may not be changed without the approval by the holders of a majority of the outstanding voting securities of the Fund or the Portfolio, as the case may be, which as used in this Statement of Additional Information means the lesser of (a) 67% or more of the outstanding voting securities of the Fund or the Portfolio, as the case may be, present or represented by proxy at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund or the Portfolio are present or represented at the meeting or (b) more than 50% of the outstanding voting securities of the Fund or the Portfolio. Neither the Fund nor the Portfolio may:

        (1) issue senior securities (as defined in the Investment Company Act of 1940 and rules thereunder) or borrow money, except that the Fund or the Portfolio may borrow:

            (i) from banks to purchase or carry securities, commodities, commodities contracts or other investments;

            (ii) from banks for temporary or emergency purposes not in excess of 10% of its gross assets taken at market value; or

            (iii) by entering into reverse repurchase agreements,

    if, immediately after any such borrowing, the value of the Fund's or Portfolio's total assets, including all borrowings then outstanding, is equal to at least 300% of the aggregate amount of borrowings then outstanding. Any such borrowings may be secured or unsecured. The Portfolio or the Fund may issue securities (including senior securities) appropriate to evidence such indebtedness, including reverse repurchase agreements.

        (2) Pledge its assets, except that the Portfolio or the Fund may pledge not more than one-third of its total assets (taken at current value) to secure borrowings made in accordance with investment restriction
    (1) above; for the purpose of this restriction the deposit of assets in a segregated account with the Portfolio's or the Fund's custodian, as the case may be, in connection with any of the Portfolio's or the Fund's respective investment transactions is not considered to be a pledge.

        (3) Purchase securities on margin (but the Portfolio or the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

        (4) Make short sales of securities or maintain a short position, unless at all times when a short position is open the Portfolio or the Fund either owns an equal amount of such securities or owns securities convertible into or exchangeable, without the payment of any additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

        (5) Purchase securities issued by any other open-end investment company or investment portfolio, except as they may be acquired as part of a merger, consolidation or acquisition of assets, except that the Fund may invest all or substantially all of its assets in either the Portfolio or any other registered investment company having substantially the same investment objective as the Fund and except as otherwise permitted by the Investment Company Act of 1940.

        (6) Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Portfolio or the Trust or is a member, officer, director or trustee of any investment adviser of the Portfolio or the Fund, if after the purchase of the securities of such issuer by the Portfolio or the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at current
    value) of such issuer and such persons owning more than   1/2 of 1% of
    such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at current value); provided, however, that the Fund may invest all or substantially all of its assets in either the Portfolio or any other registered investment company having substantially the same investment objective as the Fund and having any officers, directors, trustees or security holders who are officers or Trustees of the Trust.

        (7) Underwrite securities issued by other persons, except insofar as the Fund or the Portfolio may technically be deemed to be an underwriter under the Securities Act of 1933 in selling or disposing of a portfolio security, and except that the Fund may invest all or substantially all of its assets in either the Portfolio or any other registered investment company having substantially the same investment objective as the Fund.

        (8) Make loans to other persons, except by (a) the acquisition of money market instruments, debt securities and other obligations in which the Portfolio or the Fund is authorized to invest in accordance with their respective investment objective and policies, (b) entering into repurchase agreements and (c) lending their respective portfolio securities.

        (9) Purchase the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, with respect to 75% of its total assets and as a result of such purchase (a) more than 5% of the total assets of the Portfolio or the Fund, as the case may be (taken at current value), would be invested in the securities of such issuer, or (b) the Fund or the Portfolio would hold more than 10% of the outstanding voting securities of that issuer, except that the Fund may invest all or substantially all of its assets in, and may acquire up to 100% of the outstanding voting securities of either the Portfolio or any other registered investment company having substantially the same investment objectives as the Fund.

        (10) Purchase any security if, as a result of such purchase, 25% or more of the total assets of the Portfolio or the Fund, as the case may be (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry (the electric, gas and telephone utility industries being treated as separate industries for the purpose of this restriction); provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and except that the Fund may invest all or substantially all of its assets in either the Portfolio or any other registered investment company having substantially the same investment objective as the Fund.

        (11) Invest for the purpose of gaining control of a company's management.

        (12) Purchase or sell real estate, although the Fund or the Portfolio may purchase and sell securities which are secured by interests in real estate, securities of issuers which invest or deal in real estate and real estate that is acquired as the result of the ownership of securities.

        (13) Purchase or sell physical commodities (other than currency) or contracts for the purchase or sale of physical commodities (other than currency).

        (14) Buy investment securities from or sell them to any of the respective officers or Trustees of the Trust or the Portfolio, the Portfolio's investment adviser or the Fund's principal underwriter, as principal; provided, however, that any such person or firm may be employed as a broker upon customary terms and that this restriction does not apply to the Fund's investments in either the Portfolio or any other registered investment company having substantially the same investment objective as the Fund.

        (15) Purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs.

    For the purpose of investment restrictions (1), (2) and (3), the arrangements (including escrow, margin and collateral arrangements) made by the Portfolio or the Fund with respect to their respective transactions in all types of options, futures contracts, options on futures contracts, forward contracts, currencies, and commodities and options thereon shall not be considered to be (i) a borrowing of money or the issuance of securities (including senior securities) by the Portfolio or the Fund, as the case may be, (ii) a pledge of its assets or (iii) the purchase of a security on margin.


    The Fund and the Portfolio have each adopted the following investment policies which may be changed without shareholder or investor approval. Neither the Fund nor the Portfolio may invest more than 15% of its net assets in investments which are not readily marketable, including restricted securities and repurchase agreements with a maturity longer than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees of the Trust or the Portfolio, or its delegate, determines to be liquid. Neither the Fund nor the Portfolio intends to invest in Rule 144A securities or make short sales of securities during the coming year. Except for obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, neither the Fund nor the Portfolio will knowingly purchase a security issued by a company (including predecessors) with less than three years operating history (unless such security is rated at least B or a comparable rating at the time of purchase by at least one nationally recognized statistical rating organization) if, as a result of such purchase, more than 5% of the Portfolio's or the Fund's total assets, as the case may be (taken at current value), would be invested in such securities and except that the Fund may invest all or substantially all of its assets in interests in the Portfolio or any other registered investment company having substantially the same investment objective as the Fund. Neither the Fund nor the Portfolio will purchase warrants if, as a result of such purchase, more than 5% of the Portfolio's or the Fund's net assets, as the case may be (taken at current value), would be invested in warrants, and the value of such warrants which are not listed on the New York or American Stock Exchange may not exceed 2% of the Portfolio's or the Fund's net assets; this policy does not apply to or restrict warrants acquired by the Portfolio or the Fund in units or attached to securities, inasmuch as such warrants are deemed to be without value. Neither the Fund nor the Portfolio will purchase any securities if at the time of such purchase, permitted borrowings under investment restriction (1) above exceed 5% of the value of the Portfolio's or the Fund's total assets, as the case may be.


    In order to permit the sale of shares of the Fund in certain states, the Fund and the Portfolio may make commitments more restrictive than the fundamental policies described above. Should the Fund determine that any such commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment by terminating sales of its shares in the state(s) involved.

    Although permissible under the Fund's investment restrictions, the Fund has no present intention during the coming fiscal year to: borrow money; pledge its assets; underwrite securities issued by other persons; or make loans to other persons.

                            TRUSTEES AND OFFICERS
    The Trust's Trustees and officers are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 24 Federal Street, Boston, Massachusetts 02110, which is also the address of the Fund's sponsor and manager, Eaton Vance Management ("Eaton Vance"), of Eaton Vance's wholly-owned subsidiary, Boston Management and Research ("BMR"), of Eaton Vance's parent, Eaton Vance Corp. ("EVC"), and of Eaton Vance's trustee, Eaton Vance, Inc. ("EV"). Eaton Vance and EV are both wholly-owned subsidiaries of EVC. Those Trustees who are "interested persons" of the Trust, Eaton Vance, BMR, EVC or EV as defined in the 1940 Act, by virtue of their affiliation with any one or more of the Trust, Eaton Vance, BMR, EVC or EV, are indicated by an asterisk (*).

                      OFFICERS AND TRUSTEES OF THE TRUST


TRUSTEES
JAMES B. HAWKES (54), President and Trustee*
Executive Vice President of Eaton Vance, BMR, EVC and EV, and a Director of
  EVC and EV. Director or Trustee and officer of various investment companies managed by Eaton Vance or BMR. Director of Lloyd George Management (B.V.I.) Limited.

DONALD R. DWIGHT (64), Trustee
President of Dwight Partners, Inc. (a corporate relations and communications company) founded in 1988. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768

SAMUEL L. HAYES, III (60), Trustee
Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate
  School of Business Administration. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Harvard University Graduate School of Business Administration,
  Soldiers Field Road, Boston, Massachusetts 02134

NORTON H. REAMER (60), Trustee
President and Director, United Asset Management Corporation (a holding company owning institutional investment management firms); Chairman, President and Director, UAM Funds (mutual funds). Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110

JOHN L. THORNDIKE (69), Trustee
Director, Fiduciary Company Incorporated. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 175 Federal Street, Boston, Massachusetts 02110

JACK L. TREYNOR (65), Trustee
Investment Adviser and Consultant. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 504 Via Almar, Palos Verdes Estates, California 90274

OFFICERS
WILLIAM D. BURT (57), Vice President
Vice President of Eaton Vance, BMR and EV since November 1994; formerly Vice
  President of The Boston Company (1990-1994). Mr. Burt was elected Vice President of the Trust on June 19, 1995.

M. DOZIER GARDNER (62), Vice President
President and Chief Executive Officer of Eaton Vance, BMR, EVC and EV, and
  Director of EVC and EV. Director or Trustee and officer of various investment companies managed by Eaton Vance or BMR.

BARCLAY TITTMANN (63), Vice President
Vice President of Eaton Vance, BMR and EV since October 1993; formerly Vice
  President of Invesco Management and Research (1970-1993). Mr. Tittmann was elected Vice President of the Trust on June 19, 1995.

JAMES L. O'CONNOR (50), Treasurer
Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR.

THOMAS OTIS (64), Secretary
Vice President and Secretary of Eaton Vance, BMR, EVC and EV. Officer of various investment companies managed by Eaton Vance or BMR.

WILLIAM J. AUSTIN, JR. (44), Assistant Treasurer
Assistant Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Austin was elected Assistant Treasurer of the Trust on December 16, 1991.

JANET E. SANDERS (60), Assistant Treasurer and Assistant Secretary
Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR.

A. JOHN MURPHY (33), Assistant Secretary
Assistant Vice President of Eaton Vance, BMR and EV since March 1, 1994;
  employee of Eaton Vance since March 1993. State Regulations Supervisor, The Boston Company (1991-1993) and Registration Specialist, Fidelity Management & Research Co. (1986-1991). Officer of various investment companies managed by Eaton Vance or BMR. Mr. Murphy was elected Assistant Secretary of the Trust on March 27, 1995.

ERIC G. WOODBURY (38), Assistant Secretary
Vice President of Eaton Vance, BMR and EV since February 1993; formerly, associate attorney at Dechert, Price & Rhoads and Gaston & Snow. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Woodbury was elected Assistant Secretary of the Trust on June 19, 1995.

    Messrs. Thorndike (Chairman), Hayes and Reamer, are members of the Special Committee of the Board of Trustees of the Trust. The Special Committee's functions include a continuous review of the Fund's management contract with Eaton Vance, making recommendations to the Board of Trustees regarding the compensation of those Trustees who are not members of the Eaton Vance organization, and making recommendations to the Board of Trustees regarding candidates to fill vacancies, as and when they occur, in the ranks of those Trustees who are not "interested persons" of the Trust, the Portfolio, or the Eaton Vance organization.


    Messrs. Treynor (Chairman) and Dwight are members of the Audit Committee of the Board of Trustees. The Audit Committee's functions include making recommendations to the Board of Trustees regarding the selection of the independent certified public accountants, and reviewing with such accountants and the Treasurer of the Trust matters relative to accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian, transfer agent and dividend disbursing agent of the Trust.


    Trustees of the Portfolio (except Messrs. Chen and Leckie) who are not affiliated with Eaton Vance may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Plan"). Under the Plan, an eligible Trustee may elect to have his deferred fees invested by the Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any Trustee or obligate the Portfolio to pay any particular level of compensation to the Trustee. The Fund and Portfolio are not participants in the Plan. For information concerning the compensation earned by the Trustees of the Trust and the Portfolio, see "Fees and Expenses" in Part II of this Statement of Additional Information.

                    OFFICERS AND TRUSTEES OF THE PORTFOLIO
    The Portfolio's Trustees and officers are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The business address of the Advisers is 3808 One Exchange Square, Central, Hong Kong. Those Trustees who are "interested persons" of the Portfolio, the Advisers, Eaton Vance, EVC or EV as defined in the 1940 Act by virtue of their affiliation with any one or more of the Portfolio, the Advisers, Eaton Vance, BMR, EVC or EV, are indicated by an asterisk (*).

TRUSTEES
HON. ROBERT LLOYD GEORGE (42), President and Trustee*
Chairman and Chief Executive of Lloyd George Management (B.V.I.) Limited. Chairman and Chief Executive Officer of the Advisers. Managing Director of Indosuez Asia Investment Services, Ltd. from 1984 to 1991.
Address: 3808 One Exchange Square, Central, Hong Kong

JAMES B. HAWKES (54), Vice President and Trustee*
Executive Vice President of Eaton Vance, BMR, EVC and EV, and a Director of
  EVC and EV. Director of Lloyd George Management (B.V.I.) Limited. Director or Trustee and officer of various investment companies managed by Eaton Vance or BMR.
Address: Eaton Vance Management, 24 Federal Street, Boston, Massachusetts
  02110

SAMUEL L. HAYES, III (60), Trustee
Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate
  School of Business Administration. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Harvard University Graduate School of Business Administration,
  Soldiers Field Road, Boston, Massachusetts 02134

STUART HAMILTON LECKIE (49), Trustee
Chairman -- Asia Pacific Fidelity Investments Management (HK) Ltd.
Address: Citibank Tower, 3 Garden Road, Hong Kong

HON. EDWARD K.Y. CHEN (50), Trustee
President of Lingnan College in Hong Kong. Professor and Director of Centre of
  Asian Studies at the University of Hong Kong from 1979-1995. Director of First Pacific Company and a Board Member of the Mass Transit Railway Corporation. Member of the Executive Council of the Hong Kong Government since 1992 and Chairman of the Consumer Council since 1991.
Address: President's Office, Lingnan College, Tuen Mun, Hong Kong

OFFICERS
SCOBIE DICKINSON WARD (29), Vice President, Assistant Secretary and Assistant
  Treasurer
Director of Lloyd George Management (B.V.I.) Limited. Director of the
  Advisers. Investment Manager of Indosuez Asia Investment Services, Ltd. from 1990 to 1991.
Address: 3808 One Exchange Square, Central, Hong Kong

WILLIAM WALTER RALEIGH KERR (44), Vice President, Secretary and Assistant Treasurer
Director, Finance Director and Chief Operating Officer of the Advisers.
  Director of Lloyd George Management (B.V.I.) Limited.
Address: 3808 One Exchange Square, Central, Hong Kong

JAMES L. O'CONNOR (50), Vice President and Treasurer
Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR.
Address: Eaton Vance Management, 24 Federal Street, Boston, Massachusetts
  02110

THOMAS OTIS (63), Vice President and Assistant Secretary
Vice President and Secretary of Eaton Vance, BMR, EVC and EV. Officer of
  various investment companies managed by Eaton Vance or BMR.
Address: Eaton Vance Management, 24 Federal Street, Boston, Massachusetts
  02110

JANET E. SANDERS (60), Assistant Secretary
Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR.
Address: Eaton Vance Management, 24 Federal Street, Boston, Massachusetts
  02110

WILLIAM J. AUSTIN, JR. (44), Assistant Treasurer
Assistant Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR.
Address: Eaton Vance Management, 24 Federal Street, Boston, Massachusetts
  02110

A. JOHN MURPHY (33), Assistant Secretary
Assistant Vice President of BMR, Eaton Vance and EV since March 1, 1994;
  employee of Eaton Vance since March 1993. Officer of various investment companies managed by Eaton Vance or BMR. State Regulations Supervisor, The Boston Company (1991-1993) and Registration Specialist, Fidelity Management & Research Co. (1986-1991). Mr. Murphy was elected Assistant Secretary of the Trust and the Portfolio on March 27, 1995.

ERIC G. WOODBURY (38), Assistant Secretary
Vice President of BMR, Eaton Vance and EV since February 1993; formerly, associate attorney at Dechert, Price & Rhoads and Gaston & Snow. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Woodbury was elected Assistant Secretary on June 19, 1995.

    The Advisers are subsidiaries of Lloyd George Management (B.V.I.) Limited, which is ultimately controlled by the Hon. Robert J.D. Lloyd George, President and Trustee of the Portfolio and Chairman and Chief Executive Officer of the Advisers. Mr. Hawkes is a Trustee and officer of the Trust and an officer of the Fund's sponsor and manager. Mr. Hayes is a Trustee of the Trust.

    While the Portfolio is a New York trust, the Advisers, together with Messrs. Lloyd George, Leckie, Chen, Ward and Kerr, are not residents of the United States, and substantially all of their respective assets may be located outside of the United States. It may be difficult for investors to effect service of process within the United States upon the individuals identified above, or to realize judgments of courts of the United States predicated upon civil liabilities of the Advisers and such individuals under the federal securities laws of the United States. The Portfolio has been advised that there is substantial doubt as to the enforceability in the countries in which the Adviser and such individuals reside of such civil remedies and criminal penalties as are afforded by the Federal securities laws of the United States.

                            MANAGEMENT OF THE FUND
    Eaton Vance acts as the sponsor and manager of the Fund and the administrator of the Portfolio. The Portfolio has engaged Lloyd George Management (Hong Kong) Limited ("LGM-HK") as its investment adviser. Pursuant to a service agreement effective on January 1, 1996 between LGM-HK and its affiliate, Lloyd George Investment Management (Bermuda) Limited ("LGIM-B"), LGIM-B, acting under the general supervision of the Portfolio's Board of Trustees, is responsible for managing the Portfolio's investments. LGM-HK supervises LGIM-B's performance of this function and retains its contractual obligations under its investment advisory agreement with the Portfolio. LGM-HK and LGIM-B are both referred to separately as an Adviser or together as the Advisers.

THE ADVISER
    LGIM-B is responsible for effecting all security transactions on behalf of the Portfolio, including the allocation of principal transactions and portfolio brokerage and the negotiation of commissions. See "Portfolio Security Transactions." Under the investment advisory agreement, LGM-HK is entitled to receive a monthly advisory fee computed by applying the annual asset rate applicable to that portion of the average daily net assets of the Portfolio throughout the month in each Category as indicated below:



                                                                                           ANNUAL
       CATEGORY        AVERAGE DAILY NET ASSETS                                          ASSET RATE
       --------        ------------------------                                          ----------
           1           less than $500 million .....................................         0.75%
           2           $500 million but less than $1 billion ......................         0.70
           3           $1 billion but less than $1.5 billion ......................         0.65
           4           $1.5 billion but less than $2 billion ......................         0.60
           5           $2 billion but less than $3 billion ........................         0.55
           6           $3 billion and over ........................................         0.50


    Effective January 1, 1996, LGM-HK will pay to LGIM-B the entire amount of the advisory fee payable by the Portfolio under its investment advisory agreement with LGM-HK.

    As of August 31, 1995, the Portfolio had net assets of $590,417,058. For the fiscal year ended August 31, 1995, LGM-HK earned advisory fees of $4,763,655 (equivalent to 0.74% of the Portfolio's average daily net assets for such year). For the fiscal year ended August 31, 1994, LGM-HK earned advisory fees of $4,100,334 (equivalent to 0.74% of the Portfolio's average daily net assets for such year). For the period from the start of business, October 28, 1992, to the fiscal year ended August 31, 1993, LGM-HK earned advisory fees of $411,209 (equivalent to 0.75% (annualized) of the Portfolio's average daily net assets for such period).

    The directors of LGM-HK are the Honourable Robert Lloyd George, William Walter Raleigh Kerr, M.F. Tang and Scobie Dickinson Ward. The Hon. Robert J.D. Lloyd George is Chairman and Chief Executive Officer of each Adviser and Mr. Kerr is an officer of each Adviser. The directors of LGIM-B are the Honorable Robert Lloyd George, William Walter Raleigh Kerr, Scobie Dickinson Ward, M.F. Tang, Peter Bubenzer and Judith Collis. The business address of these individuals is 3808 One Exchange Square, Central, Hong Kong.

    The Portfolio's investment advisory agreement with LGM-HK remains in effect until February 28, 1996; it may be continued indefinitely thereafter so long as such continuance after February 28, 1996 is approved at least annually
(i) by the vote of a majority of the Trustees of the Portfolio who are not interested persons of the Portfolio cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. The agreement may be terminated at any time without penalty on sixty days' written notice by the Board of Trustees of either party or by vote of the majority of the outstanding voting securities of the Portfolio, and the agreement will terminate automatically in the event of its assignment. The agreement provides that the LGM-HK may render services to others. The agreement also provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the agreement on the part of LGM-HK, LGM-HK shall not be liable to the Portfolio or to any shareholder for any act or omission in the course of or connected with rendering services or for any losses sustained in the purchase, holding or sale of any security.

MANAGER, SPONSOR AND ADMINISTRATOR
    See "Management of the Fund and the Portfolio" in the Fund's current Prospectus for a description of the services Eaton Vance performs as the manager and sponsor of the Fund and the administrator of the Portfolio. Under Eaton Vance's management contract with the Fund and administration agreement with the Portfolio, Eaton Vance receives a monthly management fee from the Fund and a monthly administration fee from the Portfolio. Each fee is computed by applying the annual asset rate applicable to that portion of the average daily net assets of the Fund or the Portfolio throughout the month in each Category as indicated below:

                                                                                           ANNUAL
       CATEGORY        AVERAGE DAILY NET ASSETS                                          ASSET RATE
       --------        ------------------------                                          ----------
           1           less than $500 million .....................................       0.25%
           2           $500 million but less than $1 billion ......................       0.23333
           3           $1 billion but less than $1.5 billion ......................       0.21667
           4           $1.5 billion but less than $2 billion ......................       0.20
           5           $2 billion but less than $3 billion ........................       0.18333
           6           $3 billion and over ........................................       0.16667


    As of August 31, 1995 the Portfolio had net assets of $590,417,058. For the fiscal year ended August 31, 1995, Eaton Vance earned administration fees of $1,571,184 (equivalent to 0.24% of the Portfolio's average daily net assets for such year). For the fiscal year ended August 31, 1994, Eaton Vance earned administration fees of $1,383,471 (equivalent to 0.25% of the Portfolio's average daily net assets for such year). For the period from the Portfolio's start of business, October 28, 1992, to the fiscal year ended August 31, 1993, Eaton Vance earned administration fees of $137,070 (equivalent to 0.25% (annualized) of the Portfolio's average daily net assets for such period).

    For the management fees that the Fund paid to Eaton Vance, see "Fees and Expenses" in Part II of this Statement of Additional Information.

    Eaton Vance's management contract with the Fund and administration agreement with the Portfolio will each remain in effect until February 28, 1996. Each agreement may be continued from year to year after February 28, 1996 so long as such continuance is approved annually by the vote of a majority of the Trustees of the Trust or the Portfolio, as the case may be. Each agreement may be terminated at any time without penalty on sixty days' written notice by the Board of Trustees of either party thereto, or by a vote of a majority of the outstanding voting securities of the Fund or the Portfolio, as the case may be. Each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of Eaton Vance's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund or the Portfolio under such contract or agreement, Eaton Vance will not be liable to the Fund or the Portfolio for any loss incurred. Each agreement was initially approved by the Trustees, including the non-interested Trustees, of the Trust or the Portfolio which is a party thereto at meetings held on September 8, 1992 and on October 8, 1992, respectively, of the Trust and the Portfolio.


    The Fund and the Portfolio, as the case may be, will each be responsible for all of its respective costs and expenses not expressly stated to be payable by Eaton Vance under the management contract or the administration agreement. Such costs and expenses to be borne by each of the Fund or the Portfolio, as the case may be, include, without limitation, custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records, expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; brokerage commissions and fees; fees and expenses of registering under the securities laws; expenses of reports to shareholders and investors; proxy statements, and other expenses of shareholders' or investors' meetings; insurance premiums, printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with Eaton Vance; distribution and service fees payable by the Fund under its Rule 12b-1 distribution plan; and investment advisory, management and administration fees. The Fund or the Portfolio will also each bear expenses incurred in connection with litigation in which the Fund or the Portfolio, as the case may be, is a party and any legal obligation to indemnify its respective officers and Trustees with respect thereto.


    Eaton Vance and EV are both wholly-owned subsidiaries of EVC. BMR is a wholly-owned subsidiary of Eaton Vance. Eaton Vance and BMR are both Massachusetts business trusts, and EV is the trustee of Eaton Vance and BMR. The Directors of EV are Landon T. Clay, H. Day Brigham, Jr., M. Dozier Gardner, James B. Hawkes and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and John G.L. Cabot and Ralph Z. Sorenson. Mr. Clay is chairman and Mr. Gardner is president and chief executive officer of EVC, Eaton Vance, BMR and EV. All of the issued and outstanding shares of Eaton Vance and of EV are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust which expires December 31, 1996, the Voting Trustees of which are Messrs. Brigham, Clay, Gardner, Hawkes and Rowland. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of Eaton Vance and BMR who are also officers and Directors of EVC and EV. As of November 30, 1995, Messrs. Clay, Gardner and Hawkes each owned 24% of such voting trust receipts, and Messrs. Roland and Brigham owned 15% and 13%, respectively, of such voting trust receipts. Messrs. Gardner, Hawkes and Otis, who are officers or Trustees of the Trust, are members of the EVC, Eaton Vance, BMR and EV organizations. Messrs. Austin, Burt, Murphy, O'Connor, Otis, Tittmann and Woodbury and Ms. Sanders, are officers of the Trust and/or the Portfolio, and are also members of the Eaton Vance, BMR and EV organizations. Eaton Vance will receive the fees paid under the management agreement.

    EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of the Fund and the Portfolio, Investors Bank & Trust Company. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund and such banks.

    EVC owns all of the stock of Energex Energy Corporation, which engages in oil and gas operations. In addition, Eaton Vance owns all the stock of Northeast Properties, Inc., which is engaged in real estate investment, consulting and management. EVC owns all the stock of Fulcrum Management, Inc. and MinVen, Inc., which are engaged in the development of precious metal properties. EVC also owns 24% of the Class A shares issued by the parent of each Adviser. EVC, Eaton Vance, BMR and EV may also enter into other businesses.

                                  CUSTODIAN
    Investors Bank & Trust Company ("IBT"), 89 South Street, Boston, Massachusetts, acts as custodian for the Fund and the Portfolio. IBT has the custody of all cash and securities of the Fund and all securities of the Portfolio purchased in the United States, maintains the Fund's and the Portfolio's general ledger and computes the daily net asset value of interests in the Portfolio and the net asset value of shares of the Fund. In such capacities, IBT attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Fund's and the Portfolio's respective investments, receives and disburses all funds, and performs various other ministerial duties upon receipt of proper instructions from the Fund and the Portfolio, respectively.


    Portfolio securities, if any, purchased by the Portfolio in the U.S. are maintained in the custody of IBT or of other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the custody of foreign banks and trust companies that are members of IBT's Global Custody Network, or foreign depositories used by such foreign banks and trust companies. Each of the domestic and foreign custodial institutions holding portfolio securities has been approved by the Board of Trustees of the Portfolio in accordance with regulations under the 1940 Act.


    IBT charges fees which are competitive within the industry. These fees for the Portfolio relate to: (1) custody services based upon a percentage of the market values of Portfolio securities; (2) bookkeeping and valuation services provided at an annual rate; (3) activity charges, primarily the result of the number of portfolio transactions; and (4) reimbursement of out-of-pocket expenses. These fees are then reduced by a credit for cash balances of the Portfolio at the custodian equal to 75% of the 91-day U.S. Treasury Bill auction rate applied to the Portfolio's average daily collected balances. The portion of the fee for the Fund related to bookkeeping and pricing services is based upon a percentage of the Fund's net assets and the portion of the fee related to financial statement preparation is a fixed amount. Landon T. Clay, a Director of EVC and an officer, Trustee or Director of other entities in the Eaton Vance organization, owns approximately 13% of the voting stock of Investors Financial Services Corp., the holding company parent of IBT. Management believes that such ownership does not create an affiliated person relationship between the Fund or the Portfolio and IBT under the Investment Company Act of 1940.

                            SERVICE FOR WITHDRAWAL
    By a standard agreement, the Fund's Transfer Agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder (see "Eaton Vance Shareholder Services -- Withdrawal Plan" in the Fund's current Prospectus) based upon the value of the shares held. The checks will be drawn from share redemptions and hence, are a return of principal. Income dividends and capital gains distributions in connection with withdrawal accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices.

    To use this service, at least $5,000 in cash or shares at the public offering price will have to be deposited with the Transfer Agent. The maintenance of a withdrawal plan concurrently with purchases of additional Fund shares would be disadvantageous if a sales charge is included in such purchase. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, Transfer Agent or the Principal Underwriter will be able to terminate the withdrawal plan at any time without penalty.

                       DETERMINATION OF NET ASSET VALUE
    The Fund and Portfolio will be closed for business and will not price their shares on the following business holidays: New Year's Day, Presidents' Day, Good Friday (a New York Stock Exchange holiday), Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    The Trustees of the Portfolio have established the following procedures for the fair valuation of the Portfolio's assets under normal market conditions. Marketable securities listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices therefor on the exchange where such securities are principally traded or on such National Market System (such prices may not be used, however, where an active over-the-counter market in an exchange listed security better reflects current market value). Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. An option is valued at the last sale price as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked price. Futures positions on securities or currencies are generally valued at closing settlement prices. All other securities are valued at fair value as determined in good faith by or pursuant to procedures established by the Trustees of the Portfolio.


    Short term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service.


    Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange (the "Exchange") is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange (the "Portfolio Valuation Time"). The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. Each investor's percentage of the aggregate interest in the Portfolio will then be recomputed as the percentage equal to a fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, that amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.


    Generally, trading in the foreign securities owned by the Portfolio is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Portfolio's shares are computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Portfolio's net asset value (unless the Portfolio deems that such events would materially affect its net asset value, in which case an adjustment would be made and reflected in such computation). Foreign securities and currency held by the Portfolio will be valued in U.S. dollars; such values will be computed by the custodian based on foreign currency exchange rate quotations supplied by Reuters Information Service.


                            INVESTMENT PERFORMANCE
    The average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and annualizing the results. The calculation assumes that all distributions are reinvested at net asset value on the reinvestment dates during the period. For information concerning the total return of the Fund, see "Performance Information" in Part II of this Statement of Additional Information.


    The Fund's total return may be compared to the Consumer Price Index and various domestic and foreign securities indices, for example: Standard & Poor's Index of 400 Common Stocks, Standard & Poor's Index of 500 Common Stocks, Merrill Lynch U.S. Treasury (15-year plus) Index, Lehman Brothers Government/Corporate Bond Index, the Dow Jones Industrial Average, Morgan Stanley Pacific (Excluding Japan) Hang Seng, and FT Pacific (Excluding Japan). The Fund's total return and comparisons with these indices may be used in advertisements and in information furnished to present or prospective shareholders. The Fund's performance may differ from that of other investors in the Portfolio, including the other investment companies.

    Information used in advertisements and in materials furnished to present or prospective shareholders may include statistics, data and performance studies prepared by independent organizations (e.g. Ibbotson Associates, Standard & Poor's Ratings Group, Merrill Lynch, Pierce, Fenner & Smith, Inc., Bloomberg, L.P., Dow Jones & Company, Inc., and The Federal Reserve Board) or included in various publications (e.g. The Wall Street Journal, Barron's and The Decade: Wealth of Investments in U.S. Stocks, Bonds, Bills & Inflation) reflecting the investment performance or return achieved by various classes and types of investments (e.g. common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate-term government bonds, U.S. Treasury bills) over various periods of time. This information may be used to illustrate the benefits of long-term investments in common stocks.


    From time to time, information about the allocation and holdings of investments in the Portfolio may be included in advertisements and other material furnished to present and prospective shareholders. The Portfolio's investment allocation on November 30, 1995, was as follows:

                        GREATER CHINA GROWTH PORTFOLIO


                                                  PERCENT OF
                                                  INVESTMENTS
  COMMON STOCKS                                   -----------
      Hong Kong ...............................       42.4%
      Singapore ...............................       12.1
      Thailand ................................       10.5
      Korea ...................................        9.6
      Malaysia ................................        8.3
      Philippines .............................        6.3
      Taiwan ..................................        4.1
      Indonesia ...............................        2.8
      China ...................................        1.3
      United States ...........................        0.6
                                                     -----
  TOTAL .......................................      100.0%

    The Portfolio's ten largest common stock holdings on November 30, 1995, were:
  COMPANY                                           SHARES          VALUE
  -------                                           ------          -----
  HSBC Holdings PLC ...........................    2,043,400     $30,116,044
  Hutchison Whampoa ...........................    4,573,000      25,835,824
  Cheung Kong .................................    4,130,000      23,493,213
  New World Development .......................    4,200,000      17,538,462
  Korea Electric Power Corp. ..................      411,200      17,415,912
  Siam Commercial Bank ........................    1,426,600      16,796,881
  Electricity Generating (Foreign) ............    4,465,870      15,277,041
  Philippine Long Distrance Telephone .........      231,700      12,975,200
  National Mutual Ltd. ........................   16,264,000      12,510,769
  Overseas Union Bank .........................    1,916,000      12,167,885


    From time to time, evaluations of the Fund's performance made by independent sources, such as Lipper Analytical Services, Inc., CDA/ Weisenberger and Morningstar, Inc. may be used in advertisements and in information furnished to present or prospective shareholders. The Fund's performance may differ from that of other investors in the Portfolio, including the other investment companies.

    Information used in advertisements and materials furnished to present or prospective shareholders may include examples and performance illustrations of the cumulative change in various levels of investments in the Fund for various periods of time and at various prices per share. Such examples and illustrations may assume that all dividends and capital gain distributions are reinvested in additional shares and may also show separately the value of shares acquired from such reinvestments as well as the total value of all shares acquired for such investments and reinvestments. Such information may also include statements or illustrations relating to the appropriateness of types of securities and/or mutual funds which may be employed to meet specific financial goals, such as (1) funding retirement, (2) paying for children's education, and (3) financially supporting aging parents. These three financial goals may be referred to in such advertisements or materials as the "Triple Squeeze".

    For additional information, charts and illustrations relating to the Fund's investment performance, see "Performance Information" in Part II of this Statement of Additional Information.

                                    TAXES
    See also "Distributions and Taxes" in the Fund's current Prospectus.


    The Fund, as a series of a Massachusetts business trust, will be treated as a separate entity for accounting and tax purposes. The Fund has elected to be treated, and intends to qualify each year as a regulated investment company ("RIC") under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute all of its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code, so as to avoid any federal income or excise tax on the Fund. Because the Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to satisfy them. The Portfolio will allocate at least annually among its investors, including the Fund, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. The Portfolio will make allocations to the Fund in accordance with the Code and applicable regulations, rulings and revenue procedures and will make moneys available for withdrawal at appropriate times and in sufficient amounts to enable the Fund to satisfy the tax distribution requirements that apply to the Fund and that must be satisfied in order to avoid federal income and/or excise tax on the Fund. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund will be deemed (i) to own its proportionate share of each of the assets of the Portfolio and (ii) to be entitled to the gross income of the Portfolio attributable to such share.

    In order to avoid federal excise tax, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, and 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that the Fund qualifies as a RIC investment company for federal income tax purposes and the Portfolio is treated as a partnership for Massachusetts and federal tax purposes, neither the Fund nor the Portfolio is liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

    Foreign exchange gains and losses realized by the Portfolio and allocated to the Fund in connection with the Portfolio's investments in foreign securities and certain foreign currency related options, futures or forward contracts or foreign currency may be treated as ordinary income and losses under special tax rules. Certain options, futures or forward contracts of the Portfolio may be required to be marked to market (i.e., treated as if closed out) on the last day of each taxable year, and any gain or loss realized with respect to these contracts may be required to be treated as 60% long-term and 40% short-term gain or loss. Positions of the Portfolio in securities and offsetting options, futures or forward contracts may be treated as "straddles" and be subject to other special rules that may, upon allocation of the Portfolio's income, gain or loss to the Fund, affect the amount, timing and character of the Fund's distributions to shareholders. Certain uses of foreign currency and foreign currency derivatives such as options, futures, forward contracts and swaps and investment by the Portfolio in certain "passive foreign investment companies" may be limited or a tax election may be made, if available, in order to preserve the Fund's qualification as a RIC or avoid imposition of a tax on the Fund.

    The Portfolio anticipates that it will be subject to foreign taxes on its income (including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund's total assets, taking into account its allocable share of the Portfolio's total assets, at the close of any taxable year of the Fund consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Portfolio and allocated to the Fund even though not actually received, and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Shareholders may then deduct such pro rata portions of foreign income taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes deemed paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year that the Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of foreign income taxes paid by the Portfolio and allocated to the Fund and (ii) the portion of Fund dividends which represents income from each foreign country. If the Fund does not make this election, it may deduct its allocated share of such taxes in computing its investment company taxable income.

    The Portfolio will allocate at least annually to the Fund and its other investors their respective distributive shares of any net investment income and net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year on certain options and futures transactions that are required to be marked-to-market). Such amounts will be distributed by the Fund to its shareholders in cash or additional shares, as they elect. Shareholders of the Fund will be advised of the nature of the distributions.

    Distributions by the Fund of the excess of net long-term capital gains over net short-term capital losses earned by the Portfolio and allocated to the Fund, taking into account any capital loss carryforwards that may be available to the Fund in years after its first taxable year, are taxable to shareholders of the Fund as long-term capital gains, whether received in cash or in additional shares and regardless of the length of time their shares have been held. Certain distributions, if declared in October, November or December and paid the following January, will be taxed to shareholders as if received on December 31 of the year in which they are declared.

    Any loss realized upon the redemption or exchange of shares with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains with respect to such shares. All or a portion of a loss realized upon taxable disposition of Fund shares may be disallowed under "wash sale" rules if other Fund shares are purchased (whether through reinvestment of dividends or otherwise) within 30 days before or after the disposition. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.


    Special tax rules apply to Individual Retirement Accounts ("IRAs") and shareholders investing through IRAs, should consult their tax advisers for more information. An individual may make an aggregate annual contribution to an IRA in an amount equal to the lesser of his or her earned income or $2,000 ($2,250 for an individual and his or her nonearning spouse). The deductibility of such contributions may be restricted or eliminated for particular shareholders.


    Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number and certain required certifications, as well as shareholders with respect to whom the Fund has received notification from the Internal Revenue Service or a broker, may be subject to "backup" withholding of federal income tax from the Fund's dividends and distributions and the proceeds of redemptions (including repurchases and exchanges), at a rate of 31%. An individual's taxpayer identification number is generally his or her social security number.

    Non-resident alien individuals and certain foreign corporations and other foreign entities generally will be subject to a U.S. withholding tax at a rate of 30% on the Fund's distributions from its ordinary income and the excess of its net short-term capital gain over its net long-term capital loss, unless the tax is reduced or eliminated by an applicable tax treaty. Distributions from the excess of the Fund's net long-term capital gain over its net short-term capital loss received by such shareholders and any gain from the sale or other disposition of shares of the Fund generally will not be subject to U.S. federal income taxation, provided that non-resident alien status has been certified by the shareholder. Different U.S. tax consequences may result if the shareholder is engaged in a trade or business in the United States, is present in the United States for a sufficient period of time during a taxable year to be treated as a U.S. resident, or fails to provide any required certifications regarding status as a non-resident alien investor. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in the Fund.


    The foregoing discussion does not describe many of the tax rules applicable to IRAs nor does it address the special tax rules applicable to certain other classes of investors, such as other retirement plans, tax-exempt entities, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to these or other special tax rules that may apply in their particular situations, as well as the state, local or foreign tax consequences of investing in the Fund.

                       PORTFOLIO SECURITY TRANSACTIONS
    Decisions concerning the execution of portfolio security transactions by the Portfolio, including the selection of the market and the broker-dealer firm, are made by the Adviser.


    The Adviser places the portfolio security transactions of the Portfolio and of certain other accounts managed by the Adviser for execution with many firms. The Adviser uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to the Portfolio and (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the general execution and operational capabilities of the broker-dealer, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the reputation, reliability, experience and financial condition of the broker-dealer, the value and quality of services rendered by the broker-dealer in other transactions, and the reasonableness of the commission, if any. Transactions on stock exchanges and other agency transactions involve the payment by the Portfolio of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities usually involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received by the Portfolio usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid by the Portfolio includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although commissions paid on portfolio transactions will, in the judgment of the Adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Portfolio and the Adviser's other clients in part for providing brokerage and research services to the Adviser.


    As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of the Portfolio may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of the overall responsibilities which the Adviser and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, the Adviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.


    It is a common practice in the investment advisory industry for the advisers of investment companies, institutions and other investors to receive research, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealers which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Adviser may receive Research Services from broker-dealer firms with which the Adviser places the portfolio transactions of the Portfolio and from third parties with which these broker-dealers have arrangements. These Research Services may include such matters as general economic and market reviews, industry and company reviews, evaluations of securities and portfolio strategies and transactions and recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the Adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the Adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Portfolio is not reduced because the Adviser receives such Research Services. The Adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient commissions to such firms to ensure the continued receipt of Research Services which the Adviser believes are useful or of value to it in rendering investment advisory services to its clients.


    Subject to the requirement that the Adviser shall use its best efforts to seek to execute portfolio security transactions of the Portfolio at advantageous prices and at reasonably competitive commission rates or spreads, the Adviser is authorized to consider as a factor in the selection of any broker-dealer firm with whom Portfolio orders may be placed the fact that such firm has sold or is selling shares of the Fund or of other investment companies sponsored by Eaton Vance. This policy is not inconsistent with a rule of the National Association of Securities Dealers, Inc., which rule provides that no firm which is a member of the Association shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.


    Securities considered as investments for the Portfolio may also be appropriate for other investment accounts managed by the Adviser or its affiliates. The Adviser will attempt to allocate equitably portfolio transactions among the Portfolio and the portfolios of its other investment accounts whenever decisions are made to purchase or sell securities by the Portfolio and one or more of such other accounts simultaneously. In making such allocations, the main factors to be considered are the respective investment objectives of the Portfolio and such other accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Portfolio and such accounts, the size of investment commitments generally held by the Portfolio and such accounts and the opinions of the persons responsible for recommending investments to the Portfolio and such accounts. While this procedure could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of the Trustees of the Portfolio that the benefits available from the Adviser's organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

    For the fiscal year ended August 31, 1995, the Portfolio paid brokerage commissions of $2,608,520 with respect to portfolio transactions. Of this amount, approximately $2,341,272 was paid in respect of portfolio security transactions aggregating approximately $387,659,617 to firms which provided some Research Services to the Adviser's organization. For the fiscal year ended August 31, 1994, the Portfolio paid brokerage commissions of $4,177,780 with respect to portfolio transactions. All of such amount was paid in respect of portfolio security transactions aggregating approximately $814,062,509 to firms which provided some Research Services to the Adviser's organization. For the period from the Portfolio's start of business, October 28, 1992, to the fiscal year ended August 31, 1993, the Portfolio paid brokerage commissions of $1,224,597 with respect to portfolio transactions. Of this amount, approximately $1,218,619 was paid in respect of portfolio security transactions aggregating approximately $180,689,369 to firms which provided some Research Services to the Adviser's organization (although many such firms may have been selected in any particular transaction primarily because of their execution capabilities).


                                OTHER INFORMATION

     On August 18, 1992, the Trust changed its name from Eaton Vance Growth Fund to Eaton Vance Growth Trust. The Trust is a Massachusetts business trust established in 1989 as the successor to Eaton Vance Growth Fund, Inc., a Massachusetts corporation, which changed its name from Vance, Sanders Common Stock Fund, Inc. on November 16, 1981. Such name was changed from Boston Common Stock Fund, Inc. on December 29, 1972. It was originally organized as a Canadian corporation in 1954, at which time it was known as Canada General Fund Limited. Eaton Vance, pursuant to its agreement with the Trust, controls the use of the words "Eaton Vance" and "EV" in the Fund's name and may use the words "Eaton Vance" and "EV" in other connections and for other purposes.

     The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes as do not have a materially adverse effect on the rights or interests of shareholders or if they deem it necessary to conform the Declaration to the requirements of applicable federal laws or regulations. The Trust's By-laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust. However, no indemnification will be provided to any Trustee or officer for any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.


    Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust's Declaration of Trust contains an express disclaimer of liability on the part of the Fund shareholders and the Trust's By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholder. Moreover, the Trust's By-laws also provide for indemnification out of the property of the Trust of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets directly held by the Trust are not registered under the Securities Act of 1933 and are therefore not readily marketable. The assets held by the Portfolio and indirectly held by the Trust are readily marketable and will ordinarily substantially exceed the Trust's liabilities. In light of the nature of the Trust's business and the nature of its assets, management believes that the possibility of the Trust's liabilities exceeding its assets, and therefore the shareholder's risk of personal liability, is extremely remote.

    As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholder's meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-Laws, the Trustees shall continue to hold office and may appoint successor Trustees.


     The Trust's By-Laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The By-Laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communicating with shareholders about such a meeting.


    In accordance with the Declaration of Trust of the Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by investors. In such an event the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Declaration of Trust of the Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interests have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.

     The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the Securities and Exchange Commission, or during any emergency as determined by the Commission which makes it impracticable for the Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the Commission for the protection of investors.

                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts, are the independent certified public accountants of the Fund and the Portfolio, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                             FINANCIAL STATEMENTS
    The financial statements of the Fund and the Portfolio, which are included in the Fund's Annual Report to Shareholders, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance on the report of Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. A copy of the Annual Report accompanies this Statement of Additional Information.

    Registrant incorporates by reference the audited financial information for the Funds and Portfolios listed below for the fiscal year ended August 31, 1995 as previously filed electronically with the Securities and Exchange
Commission:

                     EV Classic Greater China Growth Fund
                     (Accession No. 0000950109-95-004352)
                    EV Marathon Greater China Growth Fund
                     (Accession No. 0000950109-95-004353)
                   EV Traditional Greater China Growth Fund
                     (Accession No. 0000950109-95-004359)
                        Greater China Growth Portfolio
                     (Accession No. 0000950109-95-004360)

                                                                    APPENDIX A


                THE SECURITIES MARKETS IN CHINA AND HONG KONG
    The information set forth in this Statement of Additional Information ("SAI") regarding China, its economy and the Stock Exchange of Hong Kong Ltd. has been extracted from various government and private publications. The Trust's Board of Trustees make no representation as to the accuracy of such information, nor has the Board of Trustees attempted to verify it.

    In this SAI, unless otherwise specified, all references to "U.S. dollars," "U.S.$" or "$" are to United States dollars, to "RMB" or "renminbi" are to Chinese renminbi and to "H.K. dollars" or "H.K.$" are to Hong Kong dollars. On December 6, 1995, the exchange rate as published in The Asian Wall Street Journal was 8.310 renminbi = U.S. $1.00 and 7.737 H.K. dollars = U.S. $1.00 and, unless otherwise specified, all renminbi and Hong Kong dollars have been so converted at such exchange rates. No representation is made that the renminbi, H.K. dollar or U.S. dollar amounts in this SAI could have been or could be converted into U.S. dollars, renminbi or H.K. dollars, as the case may be, at any particular rate or at all. See "Appendix B: People's Republic of China--Exchange Rate" for information regarding historical rates of exchange between the Chinese renminbi and the U.S. dollar.


HISTORY OF THE CHINESE SECURITIES MARKETS
    The first securities exchange in China, the "Shanghai Gufen Gongsou" (Shanghai Stock Confederation), was organized in the 1890s in Shanghai. The first officially recognized exchange was established in 1914 in Shanghai, which focused principally on the trading of government bonds. Additional exchanges were opened in Beijing in 1918 and in Tianjin in 1921. By the period following World War II, Shanghai had become one of the major financial centers in Asia. However, when the Chinese communist party assumed power in 1949, China's securities markets were closed and all securities were abolished.

    The Beijing and Tianjin securities exchanges reopened in 1950 and 1949, respectively, but were closed again in 1952. Securities markets were nonexistent in China until the early 1980s when they reemerged in various cities following initiation of China's economic reform program in 1978. There currently are two officially recognized exchanges in China, the Shanghai Securities Exchange ("SHSE"), which commenced trading on December 19, 1990, and the Shenzhen Stock Exchange ("SZSE"), which commenced trading on July 3, 1991. A number of organized securities markets exist in other cities in China, but these are primarily over-the-counter markets. Initially, shares on both exchanges were made available only to Chinese investors and were traded only in RMB, thus avoiding the issues of repatriation of profits and the remittance of foreign currency that would arise with the participation of foreign investors in the market. Recently, however, these issues have been addressed in legislation concerning a special class of shares, commonly referred to as "B" shares, which are denominated in RMB and are offered exclusively for investment by foreign investors and such other investors as the authorities may approve. The first issues of "B" shares were listed and traded on the SHSE on February 21, 1992, and on the SZSE on February 28, 1992.

REGULATION AND OPERATION OF THE CHINESE SECURITIES MARKETS
    Prior to the establishment of the SHSE and SZSE, trading of securities in China was conducted in over-the-counter ("OTC") markets in a number of major cities, including Shanghai, Chongqing, Wuhan, Guangzhou and Shenyang. The OTC markets have no fixed location for trading; transactions are negotiated by telephone or similar means. The SHSE and SZSE confine trading of listed shares to the two exchanges, while unlisted stocks continue to be traded in the OTC markets. In addition to the two exchanges and the OTC markets, a nationwide computer system for trading of treasury bills and bonds, the Securities Trading Automated Quotations System ("STAQ"), commenced operations on December 5, 1990 and currently links 54 licensed trading corporations in 16 cities.

    Currently, trading of treasury bills constitutes the majority of the activity in the Chinese securities markets, while trading of equity securities constitutes only a small portion of the trading activity. The OTC markets trade only treasury bills and equity securities that are not listed on the SHSE or the SZSE. The SHSE and the SZSE trade both treasury bills and shares of listed companies. Shares are divided into four types based on the type of entity holding them: (1) State shares held by designated State entities on behalf of the State; (2) shares held by Chinese corporations; (3) shares held by Chinese individuals; and (4) shares held by foreign investors. The first three categories are generally referred to as "A" shares. The fourth category is referred to as "B" shares. State shares cannot be sold or transferred without the approval of the State asset administrative departments. "A" shares are quoted and traded in renminbi, while "B" shares are quoted in renminbi but traded in foreign currencies (currently Hong Kong dollars and U.S. dollars).

    China has not yet promulgated a national securities law. Although the State Council has promulgated Interim Regulations for Administration of Enterprise Bonds, these regulations apply only to bonds issued by State-owned enterprises. At the local level, however, many cities and provinces have promulgated securities rules and regulations.

    The People's Bank of China (the "PBOC"), China's central bank, is authorized to regulate stocks, bonds and other negotiable instruments and administer China's financial markets, and it exercises this authority through its local branches. The State Commission for Restructing the Economic System has, in practice, assumed the principal role of formulating policies for the development of the securities markets. In addition, the Stock Exchange Executive Council, a nongovernmental organization, plays an important advisory role in the formulation of a regulatory framework for the national securities markets.

CORPORATE LAW IN CHINA
    There is no national legislative framework in China providing for regulations governing joint stock companies. However, there have been in force in Shenzhen since February 1992 the Provisional Rules for Joint Stock Companies in Shenzhen (the "Shenzhen Provisional Rules"). The Shenzhen Provisional Rules include provisions governing the formation in Shenzhen of joint stock companies, issuance of shares and debentures, ownership and dealings in shares, reduction of capital, shareholders' rights and obligations, meetings and resolutions, directors, financial accounting, distribution and liquidation. More recently, the Provisional Regulations for Shanghai Municipality Joint Stock Limited Companies came into force on June 1, 1992, covering broadly the same areas as the Shenzhen Provisional Rules.


SHENZHEN STOCK EXCHANGE
    The SZSE was established in April 1991, and officially opened in July 1991. As of December 6, 1995, 125 companies had shares listed on the SZSE, of which 33 also had "B" shares listed. Prices of "A" shares were subject to a price fluctuation limit, but all such limits have been removed except for the Shenzhen Champaign Company. The Shenzhen authorities have established a regulatory fund, funded from proceeds of new issues of "A" shares, to buy and sell shares on the open market in an attempt to minimize fluctuations of the prices of "A" shares. In the issuance of "A" shares by Shenzhen Konka Electronics, the first case in which this regulatory fund was introduced, an amount equal to 5% of the aggregate "A" share premium was required to be paid into the fund. It is expected that a similar percentage will be required for future new issues.

    The following table provides selected information regarding "B" shares of the companies listed on the SZSE as of December 6, 1995.


         INVESTMENT STATISTICS FOR "B" SHARES OF COMPANIES LISTED ON
                         THE SHENZHEN STOCK EXCHANGE*

                                    "B" SHARES       12/6/95           MARKET             12/6/95
                                     IN ISSUE         PRICE        CAPITALIZATION         TURNOVER
STOCK NAME                          (MILLIONS)        (HK$)        (HK$ MILLIONS)      (HK$ MILLIONS)
----------                          ----------        -----        --------------      --------------

Benelux-B ......................        26            1.41                36                0.00
China Bicycles-B ...............       243            1.27               308                0.12
China Merchant-B ...............       132            2.80               369                0.00
China Vanke-B ..................        64            2.80               180                0.00
Chiwan Base-B ..................       111            3.30               367                0.00
Chiwan Wharf-B .................        66            3.00               199                0.00
Fangda-B .......................        50            1.55                78                2.10
Fiyta Hold-B ...................        23            3.17                71                0.01
Foshan Light-B .................        50            5.40               270                0.00
Guangdong Power-B ..............       213            3.50               747                2.21
Hainan Pearl-B .................        61            1.66               101                0.00
Health Mineral-B ...............        24            1.31                32                0.03
Huafa Elec-B ...................        77            1.25                96                0.00
Int Enterprise-B ...............        50            1.40                70                0.02
Intl Container-B ...............        63            5.50               347                0.08
Jiangling Motor-B ..............       174            1.45               252                0.02
Konka Elec-B ...................       118            4.00               473                0.28
Lionda Hold-B ..................        36            1.60                58                0.12
Lizhu Pharm-B ..................        79            2.90               230                0.00
Nanshan Power-B ................        90            1.62               145                0.00
North Jianshe-B ................       120            3.50               420                0.14
Petrochem Ind-B ................        33            2.05                67                0.00
Pro & Res Dev-B ................        56            1.55                87                0.01
Sez Real Estate-B ..............       120            1.76               211                0.00
Shenbao Ind-B ..................        22            1.20                26                0.00
Shenzhen Textile-B .............        28            1.39                38                0.04
Shzh Gintian-B .................        62            2.64               163                0.03
Shzh Tellus-B ..................        26            1.25                33                0.02
South Glass-B ..................       109            3.80               415                0.04
Tsann Kuen-B ...................       148            1.60               237                0.03
Victor on Text-B ...............        70            1.20                83                0.01
Weifu-B ........................        68            2.50               170                0.00
Zhongchu-B .....................        22            1.20                26                0.00
                                                                       -----                ----
TOTAL OF "B" SHARES ...........................................        6,405                5.31
                                                                       =====                ====
----------
Source: Lloyd George Management

    Market Index. The performance of the "B" shares on SZSE is measured by the Shenzhen B Index. This Index stood at 86.7 on December 31, 1994 and closed at
61.7 on December 6, 1995.


    Membership. The SZSE operates on a membership system. Membership is restricted to securities institutions approved by the PBOC. As of March 31, 1992, there were 15 members admitted to the SZSE, consisting of banks, finance companies, securities companies, insurance companies and trust and investment companies. All are either Shenzhen local companies or Shenzhen branches of national companies. Securities institutions in Shenzhen may join the Joint Meeting of Shenzhen Securities Institutions, whether or not they are members of the SZSE. This self-governing organization was formed in August of 1990 to facilitate communication among securities institutions and to strengthen self-discipline among members.

    Regulation. The SZSE is regulated by the PBOC, Shenzhen Special Economic Zone Branch and the local government in Shenzhen. The Shenzhen Municipal People's Government promulgated the Provisional Measures of Shenzhen Municipality for Administration of the Issue and Trading of Shares (the "SZSE Measures"), which became effective on June 15, 1991 and govern the establishment of the SZSE and the issuance and trading of shares in Shenzhen. The issuance and trading of "B" shares in Shenzhen are governed by the Provisional Measures of Shenzhen Municipality for Administration of Special Renminbi-denominated Shares, which became effective on December 16, 1991. These measures are supplemented by a set of Detailed Implementing Rules which also became effective on December 16, 1991. In addition, Provisional Rules of Shenzhen Municipality for Registration of Special Renminbi-denominated Shares were promulgated by the Shenzhen Securities Registrars Co., Ltd. on January 29, 1992, and Operating Rules of the Shenzhen Securities Exchange for Trading and Clearing of "B" shares were promulgated by the SZSE on January 31, 1992. These rules provide detailed regulations relating to the issuance, trading, settlement and registration of "B" shares.

    New Issues and Listing Criteria. Shares of local Shenzhen companies may either be listed on the SZSE or traded on the OTC markets. In accordance with the SZSE Measures and the Shenzhen Provisional Rules, an issuer must meet the following requirements when making a public share issue: (i) it must have obtained prior approval from the relevant authorities to be and have been established as or converted into a joint stock company; (ii) its production and operations must comply with Shenzhen's industrial policies; (iii) it must have a good financial and business record and net assets of at least RMB 10 million; (iv) for the year prior to applying for authorization to issue shares, the value of its net tangible assets must have accounted for no less than 25% of its gross tangible assets; (v) its promoters must subscribe for at least RMB 5 million worth of shares, representing no less than 35% of its total share capital; (vi) the number of shares to be issued to the public, i.e., investors other than specially designated individuals, must be equal to at least 25% of its total share capital; (vii) it must have a minimum of 800 shareholders following the issue; (viii) within three years prior to the proposed issue, neither the company nor its promoters may have any record of illegal activities or activities counter to the public interest; and (ix) the shares subscribed by the employees of the company cannot exceed 10% of the shares issued to the public and such shares are not assignable for a period of one year; thereafter, assignment of such shares may not exceed 10% of the shareholder's holding during any half year period.

    All public share issues must be handled by securities distributors. Issues of over RMB 30 million must be distributed by a syndicate made up of at least three members. Issues of over RMB 50 million must be distributed by a syndicate made up of at least five members.

    In order to qualify for listing on the SZSE, companies must meet additional requirements which are more stringent than those for public share issues. Such additional requirements include: (i) the total par value of shares of common stock actually issued must be more than RMB 20 million; (ii) there must have been a minimum return on capital of more than 10% in the year preceding listing and more than 8% over the two years prior to the year preceding the listing; (iii) the number of registered shareholders must exceed 1,000, and the total number of shares held by shareholders holding less than 0.5% of the company's shares must account for more than 25% of the total paid-up share capital; (iv) the company must have a continuous record of making profits and must have a business record of more than three years; and (v) for the year prior to applying for listing, the value of the net tangible assets must have accounted for more than 38% of its gross tangible assets and there must be no accumulated losses.

    Application for a public share issue must be made to the PBOC, Shenzhen Special Economic Zone Branch. Application for listing on the SZSE must be made to the PBOC, Shenzhen Special Economic Zone Branch and the SZSE. A company's prospectus for initial share issue must be published in a newspaper or other publication approved by the PBOC, Shenzhen Special Economic Zone Branch, ten days prior to the scheduled issuance date, which must include: (i) the name and domicile of the company; (ii) the scope of the company's production and business; (iii) resumes of the promoters or directors and the managers; (iv) the reason for and purpose of the share issue; (v) the total amount, class(es) and number of shares to be issued, and the par value and selling price of each share; (vi) the method of issue; (vii) the investors to whom the issue is marketed; (viii) the name(s) of the securities distributor(s), the total value of the shares to be distributed and the method of distribution; (ix) details of the company's history and conditions for future development, its main business and financial situation, and the total amount and composition of its assets and liabilities; and (x) a certified profit forecast.

    A company applying for a further issue of shares must satisfy the relevant authorities that the following conditions have been met: (i) its business record since the time of the last issue must have been good, and its utilization of capital must be above average in its line of business; (ii) not less than one year must have elapsed since its last share issue; (iii) the amount of shares it is applying to issue must not exceed the amount of its existing shares; (iv) its application of the proceeds of the issue must conform to the industrial policies of Shenzhen; and (v) the issue will be beneficial to the healthy development of the Shenzhen securities markets. Applications for approval to issue shares for the purpose of attracting foreign investment are not bound by (ii) and (iii).

    New Issues Criteria for "B" Shares in Shenzhen. A company wishing to issue "B" shares in Shenzhen must comply with the following requirements: (i) it must fulfill the issue requirements specified in the SZSE Measures; (ii) it must obtain written consent from the relevant department of the State to utilize foreign investment or to transform into a foreign investment enterprise, and its use of proceeds from the "B" share issue must conform to the laws and regulations of the State concerning the administration of foreign investment; (iii) it must have a stable, adequate source of foreign exchange revenue (sufficient to pay out the "B" share dividends and bonuses for each year); (iv) the percentage of "B" shares (including promoters' shareholdings) to the total shares of the company must not exceed the upper limit set by the PBOC, Shenzhen Special Economic Zone Branch; and (v) the company must have a business record of three years or more, or have received special permission from the PBOC, Shenzhen Special Economic Zone Branch. (Companies in high technology industries or other special industries are not bound by this restriction.)

    Subscription for "B" shares is carried out through authorized securities institutions within Shenzhen Municipality. These institutions may arrange for the participation of overseas securities institutions approved by the PBOC, Shenzhen Special Economic Zone Branch. The holding by any foreign investor of "B" shares of a joint stock company accounting for more than 5% of such company's total shares must be reported to the PBOC, Shenzhen Special Economic Zone Branch. Domestic securities institutions are not allowed to trade "B" shares for their own accounts unless approved by the PBOC, Shenzhen Special Economic Zone Branch.

    The issuance of "B" shares through a syndicate underwriting on behalf of the issuer must be managed by at least one authorized domestic securities institution. The issue price of "B" shares may not be lower than the issue price of "A" shares of the same company. During the distribution period, distributors must sell the shares at the same predetermined price.

    An issuer may request private placement of its "B" shares with institutions outside China with which it has close business connections, provided that such institutions are approved by the PBOC, Shenzhen Special Economic Zone Branch and the number of shares privately placed with them does not exceed 15% of the total number of "B" shares in such issue.

    Reporting Requirements. Within 60 days following the end of each half of the fiscal year, an issuer is required to submit an interim financial report, reviewed and approved by an accounting firm, or its annual financial report, audited by an accounting firm, to the PBOC, Shenzhen Special Economic Zone Branch and to publish the same in a newspaper or other publication approved by the PBOC, Shenzhen Special Economic Zone Branch. Such financial reports must also be submitted to the SZSE if the issuer's securities are already listed on the SZSE.

    Insider Trading Restrictions. All persons are prohibited from using insider information when engaging in the purchase or sale of securities.


THE SHANGHAI SECURITIES EXCHANGE
    The SHSE was established on November 26, 1990 and officially opened on December 19, 1990. Prior to the establishment of SHSE, an active OTC market in local stocks and bonds existed in Shanghai.

    As of December 6, 1995, 184 companies had shares listed on the SHSE of which 36 also had "B" shares listed. Shares listed on the SHSE currently are not subject to any limit on daily price fluctuations.

    The following table provides selected information regarding the "B" shares of the companies listed on the SHSE as of December 6, 1995.

         INVESTMENT STATISTICS FOR "B" SHARES OF COMPANIES LISTED ON
                      THE SHANGHAI SECURITIES EXCHANGE*

                                    "B" SHARES       12/6/95           MARKET             12/6/95
                                     IN ISSUE         PRICE        CAPITALIZATION         TURNOVER
COMPANY                             (MILLIONS)        (US$)        (US$ MILLIONS)      (US$ MILLIONS)
-------                             ----------       -------       --------------      --------------
Autom Instrume-B ...............        77            0.188               14                0.00
Ch 1st Pencil-B ................        66            0.332               22                0.01
Ch Text Mach-B .................       109            0.152               17                0.02
China Travel-B .................        60            0.340               20                0.00
Chlor Alkali-B .................       336            0.262               88                0.01
Dajiang Group-B ................       263            0.498              131                0.04
Dazhong Taxi-B .................        78            0.778               61                0.00
Diesel Engine-B ................       110            0.376               41                0.14
Erdos Cashmere-B ...............       110            0.436               48                0.02
Erfangji-B .....................       193            0.170               33                0.01
Forever Bicycle-B ..............        60            0.140                8                0.01
Friendship-B ...................        48            0.470               23                0.05
Goods & Material-B .............        55            0.168                9                0.02
Haixin-B .......................        84            0.428               36                0.00
Hua Xin Cement-B ...............        87            0.282               25                0.04
Jinjiang Tower-B ...............        92            0.300               28                0.12
Jinqiao Export-B ...............       143            0.428               61                0.01
Jintai-B .......................        80            0.236               19                0.00
Lianhua Fibre-B ................        65            0.170               11                0.11
Lujiazui Devel-B ...............       200            0.598              120                0.06
Narcissus-B ....................       100            0.198               20                0.01
New Asia-B .....................       100            0.500               50                0.01
P&T Equipment-B ................        60            0.450               27                0.05
Phoenix-B ......................       100            0.172               17                0.07
Rubber Belt-B ..................        33            0.170                6                0.00
Sanmao Textile-B ...............        33            0.256                8                0.00
Sewing Machine-B ...............        75            0.160               12                0.03
Sh Refrig Comp-B ...............        65            0.400               26                0.07
Shanghai Hero-B ................        46            0.276               13                0.03
Shangling-B ....................        79            0.650               51                0.02
Steel Tube-B ...................        88            0.142               12                0.00
Tyre & Rubber-B ................       221            0.236               52                0.02
Vacuum & Elec-B ................       145            0.230               33                0.00
Wai Gaoqiao-B ..................       166            0.384               64                0.02
Wing Sung-B ....................        30            0.188                6                0.01
Yaohua Glass-B .................       165            0.890              147                0.00
                                                                       -----                ----
TOTAL OF "B" SHARES ...........................................        1,359                1.02
                                                                       =====                ====
----------
Source: Lloyd George Management

    Market Index. The performance of the "B" shares on the SHSE is measured by the Shanghai Securities Exchange B Index. This Index stood at 62.8 on December 31, 1994 and closed at 50.4 on December 6, 1995.


    Membership. The SHSE operates on a membership system. Membership is restricted to securities institutions approved by the PBOC. As of March 31, 1992, there were 29 members admitted to the SHSE, 20 of which are local institutions and 9 of which are from other provinces. The SHSE members are comprised of securities companies, insurance companies, trust and investment companies and open credit cooperatives. Members of the SHSE must join the Securities Trade Association, which is a self-governing trade organization whose articles of association specify such matters as the purpose, nature, conditions for membership, rights and obligations of members and accounting of the Association. The SHSE members may be classified as (1) members who trade for others' accounts; (2) members who trade for their own accounts only; or
(3) members who trade both for their clients and for their own accounts. No member may buy or sell any listed securities outside the SHSE without permission.

    Regulation. The SHSE is regulated by the local branch of the PBOC and the local government in Shanghai. The Shanghai Municipal People's Government adopted the Measures of Shanghai Municipality for Administration of the Trading of Securities (the "SHSE Measures"), which came into effect on December 1, 1990 and govern the establishment of the SHSE and the issuance and trading of securities in Shanghai. In November of 1991, special regulations contained in the Measures of Shanghai Municipality for the Administration of Special Renminbi-denominated Shares and their Detailed Implementing Rules were promulgated by the PBOC and the Shanghai Municipal People's Government relating to the issue of "B" shares in Shanghai. Special rules for the trading and settlement of "B" shares were also enacted in February 1992.

    New Issues and Listed Criteria. To issue new securities, an issuer must file an application with the PBOC, Shanghai Branch, along with the issuer's articles of association, a prospectus to be used in offering the securities which meets the requirements of the SHSE Measures and other related documents. Issues of shares, or bonds of a value of RMB 10 million or more, must be distributed by a securities institution, unless otherwise provided by the State or placed privately. Issues with a total distribution value of RMB 30 million or more must be jointly distributed by a distribution syndicate formed and led by a securities company. Distribution of securities includes the underwriting of securities and the placement of securities by an agent.

    Under the SHSE Measures, an issuer which intends to issue its shares must submit: (i) the consent from the relevant authorities as to the establishment or restructuring of the enterprise as a joint stock company; (ii) in the case of a newly-established joint stock company, an investment certificate evidencing that its organizers have subscribed for not less than 30% of the total amount of shares; (iii) in the case of State-owned enterprise being restructured as a joint stock company, a confirmation of asset valuation issued by the Administration for State Assets with a report on the conclusions from the asset valuation issued by the relevant asset valuation agency, or, in the case of a non-State-owned enterprise being restructured as a joint stock company, a report on the conclusions from the asset valuation issued by an accounting firm and a registered accountant of that firm; (iv) in the case of an existing joint stock company issuing shares in order to increase its capital, financial statements of continuous profits during at least the preceding two years and the preceding quarter of the current year, certified by an accounting firm and a certified accountant of that firm, and a shareholders' resolution authorizing the issue; and (v) an application for share issue to the PBOC, Shanghai Branch, along with its articles of association, the prospectus to be used for the share issue, a distribution contract entered into with a securities distributor and, if the shares are to be issued to raise funds for fixed asset investment, the approval document(s) from the relevant administrative department(s). In addition, where the issuer also intends to list shares on the SHSE, it must submit (i) an application for the listing of and permission to deal in securities; (ii) a report on the listing of the securities; (iii) consent from at least one securities house to assist in the trading of the securities; and (iv) financial statements of continuous profits for at least two years, certified by an accounting firm and a registered accountant of that firm.

    New Issues and Listing Criteria for "B" Shares on the SHSE. A company wishing to issue "B" shares to be listed on the SHSE must comply with the following requirements: (i) it must be an approved joint stock company which has been registered with the relevant State authority or whose establishment has been approved and has met all the listing requirements set forth in the SHSE Measures; (ii) the proceeds from the issuance of the "B" shares must be used in accordance with State policies and regulations on the administration of foreign investment; (iii) it must have a stable, adequate source of foreign exchange revenue (i.e., sufficient to pay out the "B" share dividends); and
(iv) the percentage of "B" shares among the total shares of a former state-owned enterprise reorganized as a joint stock company must not exceed the upper limit set by the PBOC, Shanghai Branch.

    Subscription for "B" shares is carried out through approved securities institutions. Approved domestic securities institutions may arrange for participation by foreign securities institutions approved by the PBOC, Shanghai Branch. Approval by the Shanghai Branch of the PBOC is required for the subscription by a single investor for "B" shares which exceed 5% of the total issued share capital of a company. In addition, "B" share trading must be carried out by approved securities institutions and be processed through a domestic securities house which is in the business of dealing in "B" shares. Every investor dealing in "B" shares must open a "B" share securities account with the SHSE. Domestic securities dealing organizations may open such "B" share securities accounts on behalf of individuals and institutional investors outside of China. Domestic securities institutions may not engage in "B" share business for their own account.

    The issuance of "B" shares in Shanghai may be through a public offering or a private placement. A public offering must be conducted on behalf of the issuer by an approved securities institution. The issuance of "B" shares through a distribution syndicate must be managed by a domestic securities institution. The prospectus for an issue of "B" shares must be published in a newspaper or other publication approved by and on dates designated by the PBOC, Shanghai Branch.

    Reporting Requirements. Once securities are approved for listing on the SHSE, the issuer must publish the report on the listing of the securities and certified financial statements showing continuous profits for at least two years preceding the listing. Issuers of listed securities are required to submit interim financial reports to the PBOC, Shanghai Branch in the middle of each fiscal year. Issuers of securities traded on the OTC markets or the SHSE are required to submit certified financial reports at the end of each fiscal year. Such reports are required to be submitted within 45 days after the end of the relevant period.

    Within 15 days after the occurrence of any of the following situations, an issuer of securities must submit a status report to the PBOC, Shanghai Branch, and the SHSE if the securities of such issuer are listed on the SHSE: (i) the conclusion with another party of a contract or agreement that will have a material effect on the assets or liabilities of the enterprise or the rights and interests of its shareholders; (ii) a major change in the business items or forms of business of the enterprise; (iii) the making of a decision on a major or relatively long-term investment; (iv) the incurring of major debts or losses; (v) major losses of the assets of the enterprise; (vi) a major change in the production or business environment; (vii) a change in the members of the board of directors or senior management personnel; (viii) a change in the shareholdings of shareholders who hold 5% or more of the total amount of shares or a change in the shareholdings in the company of the members of the board of directors or senior management personnel; (ix) involvement in a major lawsuit; (x) the making of such major policy decisions as on merger, consolidation, etc.; and (xi) commencement of liquidation or bankruptcy reorganization.

    The trading and registration of transfer of registered shares will be suspended 10 days before each announced date for payment of dividends or bonuses or the issuance of new shares. Under the SHSE Measures, if the transfer registration procedures are not completed within the specified time limits, the dividends, bonuses and newly issued shares will be issued to the persons in whose name the securities were registered at the time of such distribution or issuance.

    Insider Trading Restrictions. Certain persons involved in the issuance of shares, such as relevant personnel of the PBOC, Shanghai Branch, who are involved in securities administration, management personnel of the SHSE, personnel of a securities house who are directly connected with the issue and trading of shares and other insiders connected with the issue and trading of shares are prohibited from trading, directly or indirectly, for their own account.

TRADING AND REGULATION OF "B" SHARES
    Trading of "B" Shares on the SZSE. Trading on the SZSE is conducted in blocks of 2,000 shares. Trading in "B" shares may only be conducted between non-Chinese investors. Investors outside China must trade "B" Shares through approved foreign brokers who in turn instruct approved Shenzhen brokers who actually effect trades on the SZSE. All trades must be transacted on the trading floor; no off-market transactions are allowed. Trading on the SZSE is carried out through a computerized automatic matching system which effects each transaction based on price and time priority. Investors subscribing for or buying "B" shares are required to produce their individual or corporate identification documents, while individual investors must also pay a deposit equal to 60% of the market price of the shares to be bought.

    Commissions for transactions in "B" shares are fixed at 0.6% of the purchase price. A stamp duty of 0.3% of the purchase price is also payable. In addition, the SZSE imposes a transaction levy of 0.1% of the actual transaction amount. A share transfer registration fee of 0.3% of the face value of the "B" shares transferred is also payable by the buyer to the official registrar of the "B" shares. Certain other fees may also be payable to the clearing and settlement bank and foreign brokers for their services.

    Any single investor holding "B" shares amounting to more than 5% of the total share capital of an issuer must report such holding to the PBOC, Shenzhen Special Economic Zone Branch. Short selling of "B" shares is prohibited. Newly purchased "B" shares may not be sold before the settlement and registration procedures for their purchase are completed.

    Trading of "B" Shares on the SHSE. In Shanghai, "B" shares are traded in blocks having a total face value of RMB 1,000. "B" shares may only be traded between non-Chinese investors. Investors outside of China must trade "B" shares through approved foreign brokers who instruct approved Shanghai brokers who then actually effect trades on the SHSE. All trades must be transacted on the trading floor; no off-market transactions are allowed.

    Brokerage commissions for "B" share transactions are fixed at 0.6% of the total amount of the transaction, with reduced rates of 0.5%, for transactions with a value of RMB 500,000 and 0.4% with a value exceeding RMB 5,000,000. A stamp duty of 0.3% of the amount of the transaction is also charged. The SHSE also levies a transaction fee on securities dealers equal to 0.03% of the amount of the transaction. A transfer fee of 0.1% of the face value of the shares transferred is also payable by the investor. Certain other fees may also be payable to the banks appointed to coordinate primary and secondary clearing and settlement and to foreign brokers for their services. Fees are calculated in renminbi and payable in U.S. dollars.

    Any single investor (individual or institutional) purchasing "B" shares of an amount exceeding 5% of the issuer's total share capital must obtain approval for such purchase from the PBOC. Newly purchased "B" shares cannot be sold before the transfer procedures for their purchase are completed.

    Trading in "B" shares is in a scripless manner using the automatic book-entry transfer system. Orders are matched automatically by computer by price and time priority. Market and trading information is transmitted through telecommunication links by an international information agency from the SHSE to overseas countries on a real time basis.

    Clearing and Settlement of "B" shares. In both Shenzhen and Shanghai, clearing and settlement of "B" share transactions are effected on the third day after the trade date. All clearing and settlement of "B" shares are effected in a scripless manner, through a book-entry clearinghouse system. No such certificates are issued to investors. Cash settlement is effected on a broker to broker, transaction by transaction basis.

    Clearing and settlement of "B" share transactions are conducted at two levels. The Bank of Communications is responsible for coordinating the primary settlement, for both shares and cash, between the Shanghai or Shenzhen brokers and the exchanges, which is effected through a book-entry system. Citibank, N.A. coordinates the secondary settlement, for cash only, which takes place between the Shanghai or Shenzhen brokers and the off-shore brokers. Clearing and settlement of "B" share transactions are handled by three approved banks:
Citibank N.A., Standard Chartered Bank and HongkongBank.

    All "B" share prices and all dividends, bonuses and other income on "B" shares are calculated in RMB but paid in foreign currency (Hong Kong dollars or U.S. dollars). RMB amounts are converted to Hong Kong dollars or U.S. dollars at the weekly weighted average conversion rate as quoted by the Shanghai Foreign Exchange Transaction Center or the Shenzhen Foreign Exchange Adjustment Center (with the exception of share sale prices in Shenzhen, which are converted at the prior working day's conversion rate).

THE HONG KONG SECURITIES MARKET
    Formal trading of investment securities was established in Hong Kong in 1891 when the Association of Stockbrokers in Hong Kong was formed. It was renamed the Hong Kong Stock Exchange in 1914. In 1969, the Far East Exchange was formed, followed by the Kam Ngan Stock Exchange in 1971 and the Kowloon Stock Exchange in 1972. These four exchanges merged to form The Stock Exchange of Hong Kong Ltd. ("Hong Kong Stock Exchange" or "HKSE"), which commenced trading on April 2, 1986. The HKSE, with a total market capitalization as of October, 1994 of approximately H.K. $2,476 billion (approximately U.S. $320.3 billion), is now the second largest stock market in Asia, measured by market capitalization, behind only that of Japan. As of that date, 520 companies and 908 securities were listed on the Hong Kong Stock Exchange. The securities listed include ordinary shares, warrants and other derivative instruments.

    In addition to an active stock market, Hong Kong has an active foreign exchange market, an interbank money market, a large gold bullion market and a futures exchange. Hong Kong is also one of the major Asian centers for venture capital businesses, many of such businesses having their Asian head office in Hong Kong.

    Primary Market. Hong Kong has an active new issue market for equity securities. The following table summarizes the new issues on the Hong Kong Stock Exchange since 1986.
                            NEW ISSUES ON THE HKSE


                                      VALUE OF                 VALUE OF
                                    SHARE ISSUES            RIGHTS ISSUES
                              ------------------------  ----------------------
                   NUMBER       (H.K. $      (U.S. $     (H.K. $     (U.S. $
YEAR             OF ISSUES     MILLION)     MILLION)     MILLION)    MILLION)
----             ---------     --------     --------     --------    --------

1986 .........        8          3,268          419        1,184        152
1987 .........       14          2,402          308        5,591        717
1988 .........       20          1,443          185        2,401        308
1989 .........        7          1,732          222        1,836        335
1990 .........       41          7,067          906        2,511        322
1991 .........       49          5,592          717        9,648      1,237
1992 .........       59          9,633        1,235       11,227      1,439
1993 .........       68         28,884        3,751        9,266      1,193
1994 .........       53         16,732        2,165        5,643        130
----------------
Source: HKSE.


    Secondary Market. The table below sets out selected data on the Hong Kong Stock Exchange for each year since 1986, including the value of securities traded during each year, and the number of companies and securities listed and the total market capitalization as of December 31 of each year.


                          SELECTED DATA ON THE HKSE


                          VALUE OF                    DECEMBER 31 MARKET
                     SECURITIES TRADED                  CAPITALIZATION
              --------------------------------  ------------------------------
               (H.K. $    (U.S. $     LISTED      LISTED     (H.K. $   (U.S. $
YEAR           MILLION)   MILLION)  COMPANIES   SECURITIES  MILLION)   MILLION)
----           --------   --------  ---------   ----------  --------   -------

1986 .......    123,128    15,786      253         335        419,281   53,754
1987 .......    371,406    47,616      276         412        419,612   53,796
1988 .......    199,481    25,574      304         479        580,378   74,446
1989 .......    299,147    38,352      298         479        605,010   77,565
1990 .......    288,715    37,015      299         520        650,410   83,386
1991 .......    334,104    42,834      357         597      1,052,012  134,873
1992 .......    700,577    90,569      413         749      1,332,184  172,221
1993 .......  1,149,265   148,670      477         891      2,975,379  381,459
1994 .......  1,082,460   140,034      529       1,006      2,085,182  269,752
----------------
Source: HKSE.


    Market Performance. The Hang Seng Index is the most widely followed indicator of stock price performance in Hong Kong. The Hang Seng Index is an arithmetic index based on the securities of 33 companies, weighted by their respective market capitalizations, and is thus strongly influenced by large capitalization stocks. The following table sets out high, low and end of year close for the Hang Seng Index for each year since 1986.

                               HANG SENG INDEX
                                                                    % CHANGE
                                                                   FROM PRIOR
YEAR                             HIGH        LOW       YEAR-END    PERIOD-END
----                             ----        ---       --------    ----------

1986 .......................    2,568.3    1,559.4      2,568.3        --
1987 .......................    3,949.7    1,894.7      2,302.8       (10.3)
1988 .......................    2,772.5    2,223.0      2,687.4        16.7
1989 .......................    3,309.6    2,093.6      2,836.5         5.5
1990 .......................    3,559.9    2,736.6      3,024.6         6.6
1991 .......................    4,297.3    2,984.0      4,297.3        42.1
1992 .......................    6,447.1    4,301.8      5,512.4        28.3
1993 .......................   11,888.0    5,438.0     11,888.0       115.7
1994 .......................   12,201.1    7,707.8      8,191.0       (31.1)
----------------
Source: HKSE.


    The Hong Kong stock market can be volatile and is sensitive both to developments in China and to the strength of other world markets. As an example, in 1989, the Hang Seng Index rose to 3,310 in May from its previous year-end level of 2,687, but fell to 2,094 in early June following the events at Tiananmen Square. See "Appendix A: People's Republic of China." The Hang Seng Index gradually climbed in subsequent months, but fell by 181 points on October 13, 1989 (approximately 6.5%) following a substantial fall in the U.S. stock market, and at the year end closed at a level of 2,837.

    Trading. Trading on the HKSE is conducted through a computerized system to convey bid and asked prices for securities. Trades are then effected on a matched trade basis directly between buyers and sellers. All securities are traded in board lots. For most companies a board lot is 1,000 shares, although board lots can vary in size from 100 to 5,000 shares. Odd lots are traded separately, usually at a small discount to the board lot prices. Share certificates in board lots, together with transfer deed, must be delivered on the day following the transaction. Payment is due against delivery. A brokerage commission of 0.25% (with a minimum of H.K. $50) is standard. In addition, trades are subject to a transaction levy of 0.025% payable equally to the HKSE and the Hong Kong Securities and Futures Commission (the "SFC") and a special levy of 0.03%. Finally, the Hong Kong government charges a stamp duty of H.K. $2.50 for every H.K. $1,000 of the transaction price or any part thereof.

    Regulation and Supervision. The SFC was established by the Hong Kong government in May 1989 as an autonomous statutory body outside the civil service which provides a general regulatory framework for the securities and futures industries. The SFC administers certain elements of Hong Kong securities law including those ordinances governing the protection of investors, disclosure of interests and insider dealing.

    The governing authority of the Hong Kong Stock Exchange is its Council, which is comprised of 30 members. The Council is responsible for formulating policies and oversees the operations of the HKSE through standing committees. Eighteen Council members are representatives of the brokerage firms in Hong Kong, nine are representatives of investment and merchant banking firms and two are appointed by the Hong Kong government. The chief executive officer of the HKSE serves on the Council on an ex-officio basis. Of the 18 broker representatives on the Council, four are elected by the top 14 major brokers which have the top third of market share, five are elected by the 51 middle tier brokers having the middle third of market share, and nine are elected by the entire brokerage community.

    The HKSE promulgates its own rules governing share trading and disclosure of information to shareholders and investors. Companies listed on the HKSE enter into a listing agreement with the exchange which includes provisions requiring that listed companies send interim and annual accounts to shareholders. In addition, the Hong Kong Code on Takeovers and Mergers (used by the SFC) provides guidelines for companies and their advisers contemplating, or becoming involved in, takeovers and mergers.

    Foreign Investment Restrictions. There are no regulations governing foreign investment in Hong Kong. There are no exchange control regulations and investors have total flexibility in the movement of capital and the repatriation of profits. Funds invested in Hong Kong can be repatriated at will; dividends and interest are freely remittable.


                         DIRECT INVESTMENTS IN CHINA
    Since 1978, foreign direct investments in China have increased and have become an important element in China's economy. Hong Kong and Macao have been the most important source of foreign direct investments in China, accounting for 64.9% in 1993 and 59.9% in 1994 of total direct foreign investments.


    Direct foreign investments in China, by number of contracts and contract value, during 1979 to 1993 were as follows:

                          DIRECT FOREIGN INVESTMENT


                                        1979-
                                        1984     1985     1986     1987     1988     1989    1990    1991    1992    1993    1994
                                        ----     ----     ----     ----     ----     ----    ----    ----    ----    ----    ----
Number of Contracts
  (in thousands) .....................  3.22     3.07     1.50     2.19     5.95     5.78    7.27    n.a.    48.0    83      48
Value of  Contracts (in U.S. $
billion)
  (pledged) ..........................  8.99     5.93     2.83     3.71     5.30     5.60    6.60    12.0    58.1   112.9    70.8
Actual Value of Contracts Utilized
  (in U.S. $ billion) ................                    1.8      2.3      3.2      3.4     3.4     4.4     11.0    20.0    29.0
----------------
Source: figures for 1979 to 1990, Ministry of Foreign Economic Relations and
        Trade; figures for 1991, State Statistical Bureau of the People's
        Republic of China.


FORM OF DIRECT FOREIGN INVESTMENTS
    Direct foreign investments in China have taken a variety of forms, including:

    (a) Equity Joint Ventures

    Equity joint ventures are principally owned by The Law of the People's Republic of China on Joint Ventures Using Foreign and Chinese Investment, promulgated in 1979. This law is among the first principal pieces of legislation relating to foreign direct investments in China. It is supplemented by rules and regulations governing taxation, labor and other matters relating to equity joint ventures. Equity joint ventures are limited liability legal entities in which Chinese and foreign partners hold equity stakes.

    (b) Contractual or Cooperative Joint Ventures

    Contractual or cooperative joint ventures are governed by The Law of the People's Republic of China on Chinese-Foreign Cooperative Joint Ventures of 1988. They are established by contracts between a Chinese party and a foreign party. Unlike equity joint ventures, in which the rights, liabilities, obligations and profit sharing arrangements between the joint venture partners are usually defined by reference to their respective equity interests in the joint venture, the rights, liabilities, obligations and profit sharing arrangements between the parties in contractual or cooperative joint ventures usually are specifically negotiated and set out in the joint venture contract. This type of joint venture is generally perceived to have a greater degree of flexibility than equity joint ventures.

    (c) Wholly Foreign-Owned Enterprises

    Foreign companies are permitted to establish wholly-owned subsidiaries in China. Such wholly foreign-owned enterprises are governed by The Law of the People's Republic of China on Wholly Foreign-Owned Enterprises of 1986. These enterprises are required to utilize advanced technology and equipment or to export 50% or more of their finished products.

    (d) Processing and Assembly Agreements

    In this form of investment, the Chinese party normally provides the factory, power and other utilities, and labor, and the foreign party supplies the raw materials. The foreign party pays a processing or assembling fee to the Chinese party and has ownership of the finished products.

    (e) Compensation Trade

    In this form of investment, the foreign party provides services, equipment, training and/or technical know-how to the Chinese party and, in exchange, receives compensation in the form of finished products produced by the Chinese party.

PRIORITY INVESTMENT AREAS
    In order to help modernize the Chinese economy, China has established zones in which foreign investment is encouraged.

    (a) Special Economic Zones

    In 1980, China established special economic zones to attract foreign capital, technology, and expertise by offering investors in these zones tax incentives and other preferential treatment. Four of the five special economic zones in China are located in the Guangdong and Fujian Provinces, Shenzhen, Shantou and Zhuhai in Guangdong Province and Xiamen in Fujian Province.

    (b) Open Coastal Cities

    In April 1984, 14 areas were designated "open coastal cities" where, like the special economic zones, preferential investment terms are offered to investors. These cities are Qinhuangdao, Dalian, Tianjin, Yantai, Qingdao, Lianyungang, Nantong, Shanghai, Ningbo, Wenzhou, Fuzhou, Guangzhou, Beihai and Zhanjiang.

    (c) Coastal Open Economic Zones

    In the late 1980s, five areas were designated coastal open economic zones:
Liaodong Peninsula and Shangdong Peninsula in northeast China, the Yangtze River Delta in the eastern Jiangsu Province, the Minnan Delta in Fujian Province and the Pearl River Delta in southern Guangdong Province.

    (d) Shanghai's Pudong District

    In 1990, the Pudong area of Shanghai was also designated an open zone for foreign investments with autonomy equivalent to that of a special economic zone.

    (e) High and New Technology Industrial Development Zones

    High and new technology industrial development zones were first introduced in 1988 to offer preferential treatment to enterprises which have been confirmed as technology intensive in accordance with the requirements formulated by the State Science and Technology Commission. There are 27 high and new technology industrial development zones which have been approved by the State Council. These zones presently exist in Beijing, Changchun, Changsha, Chengdu, Chongqing, Dalian, Fuzhou, Guangzhou, Guilin, Hainan, Hangzhou, Harbin, Hefei, Jinan, Lanzhou, Nanjing, Shanghai, Shenyang, Shenzhen, Shijiazhuang, Tianjin, Weihai, Wuhaxn, Xi'an, Xiamen, Zhengzhou and Zhongshan.

                                                                    APPENDIX B

                            CHINA REGION COUNTRIES


    The information set forth in this Appendix has been extracted from various government and private publications. The Trust's Board of Trustees make no representation as to the accuracy of the information, nor has the Board of Trustees attempted to verify it.


                          PEOPLE'S REPUBLIC OF CHINA
                             GENERAL INFORMATION

LOCATION AND GEOGRAPHY
    China is the world's third largest country occupying a region of 9.6 million square kilometers. It borders Russia and Mongolia in the north and joins the borders of Vietnam, Laos, Myanmar and Bhutan in the south. To the west and northwest are states of Afghanistan, Pakistan, India and Nepal and to the east is North Korea. The terrain in the west is dominated by steppes, vast deserts and high mountain ranges. Mountain areas and highlands account for about two-thirds of the Chinese territory. To the east, China has two of the world's greatest rivers, Huang He (Yellow River) and Chang Jiang (Yangtze River). Cultivation is concentrated in the north eastern half of the country where flatter terrain and proximity to the coast and major river basins compensate for lower rainfall.

    The country is divided into 23 provinces, three municipalities (Beijing, Shanghai and Tianjin) and five autonomous regions (Guangxi Xhuang, Nei Mongol, Ningxia Hui, Xinjiang Uygur and Xizang (Tibet)). The capital and political center of China is Beijing. Shanghai is the largest city and is also the commercial and financial capital.


POPULATION
    China is the world's most populous nation, consisting of more than one-fifth of the human race. The estimated population was approximately 1.199 billion as of December 1994. According to the government census, the figure represented an average annual increase of 1.48 percent over 1982. China has engaged in a 20-year plan for restraining population growth as part of its economic modernization program. Despite the plan, the population is likely to exceed 1.300 billion by the year 2000. Over 80 percent of the population is concentrated in the eastern half of the country as a result of systematic cultivation.


    The following table presents information regarding China's population growth since 1950.

                                  POPULATION


                                                          TOTAL                                                       ANNUAL
                                                       POPULATION             URBAN               RURAL            GROWTH RATE
YEAR                                                    (MILLION)               %                   %                  (%)
----                                                   ----------             -----               -----            -----------
1950 .............................................        551.96              11.18               88.82               1.900
1955 .............................................        614.65              13.48               86.52               2.032
1960 .............................................        662.07              19.75               80.25               (.457)
1965 .............................................        725.38              17.98               82.02               2.838
1970 .............................................        829.92              17.38               82.62               2.583
1975 .............................................        924.20              17.34               82.66               1.569
1980 .............................................        987.05              19.39               80.61               1.187
1985 .............................................      1,058.51              23.71               76.29               1.426
1990 .............................................      1,143.33              26.41               73.59               1.439
1991 .............................................      1,158.23              26.37               73.63               1.298
1992 .............................................      1,171.71              27.63               72.37               1.160
1993 .............................................      1,185.17              28.14               71.86               1.145
1994 .............................................      1,198.50              28.62               71.38               1.121

Notes:  (i) Population figures for 1985 and 1990 were estimated based on the
            Fourth (1987) National Population Census.
       (ii) The 1985 growth rate was estimated based on the Third (1982) and Fourth (1990) National Population Census. The 1990 growth rate is from the National Sample Survey on Population Change in 1990. The earlier growth rates are from the Annual Report of the Ministry of Public Security.

Source: China Statistical Yearbook 1995, State Statistical Bureau of the People's Republic of China.


    The population is homogeneous, composed of mostly the Han ethnic group. The national language is Putonghua which is based on Mandarin and was simplified in 1945. Over 93 percent of the population speaks one of the five main Sino-Tibetan dialects which are Mandarin, Cantonese, Fukienese, Hakka and Wu. Religion is not a major source of ethics for Chinese and is not a divisive force among its population. Some 20 percent of the population practice Confucianism and 8 percent are Buddhists.

POLITICAL HISTORY
    The Chinese state has origins dating back to the second millennium BC. A long history of feudalism existed before a single Chinese empire was created. Gradually, an imperial system developed under the rule of successive Chinese and non-Chinese dynasties. The Manchu Dynasty, the last ruling dynasty, came to an end in 1911 as a result of both an erosion of power from unequal foreign treaties and a coup. Following the collapse of the dynasty, a period of political instability and power struggle ensued between the Kuomintang (Nationalist Party) and the Chinese Communist Party. In 1945, with the Japanese surrender, the Communist Party under Mao Zedong seized most of the formerly occupied China, defeating the Nationalist Party forces in a civil war. With the victory by the Communists, the Nationalists under the leadership of Chiang Kaishek fled the mainland to Taiwan where they established a separate government. In 1949, The Communist Party established the People's Republic of China.

    Since 1949, the Communist government engaged in numerous campaigns to industrialize the country with programs such as the "Great Leap Forward", which fell short of its goals to increase industrial production and gave rise to famine. In 1966, the government launched the Cultural Revolution seeking to purge many of its political dissidents in order to centralize the political power within the Communist Party. The campaign failed to significantly restore socialist ideals and the Party experienced a loss of credibility with the masses. The failure of the Communist Party to achieve substantive economic reform eventually led to political domination by the army.

    In the 1970's, the Chinese government, which had remained isolated from the world, opened its doors. President Nixon's historic visit to China in 1972 established diplomatic ties between China and the United States. China also renewed diplomatic and trade relations with Western Europe, Japan and other Asian nations such as Singapore, Indonesia and South Korea. Following Mao Zedong's death in 1976, and the election of Deng Xiaoping as China's paramount leader, China has continued to pursue an "Open Door Policy" encouraging foreign investment and expertise inside its borders. Deng's leadership has emphasized pragmatism rather than Party ideology.

    In 1989, a growing dissatisfaction with the Communist government led to anti-government student protests culminating in what is known as the Tiananmen Square incident. The government's use of the military to suppress a peaceful demonstration resulted in world-wide criticism. Currently, the leadership under Deng Xiaoping remains committed to basic economic reforms but continues to reject liberalization from the domination of the Communist Party in the political decision-making process. The Chinese leadership still faces the challenge of maintaining power under the Communist Party while fending off Western political ideologies.

    China currently has diplomatic ties with approximately 140 nations. It is a charter member of the United Nations and a permanent member of the United Nations Security Council. Currently, China is seeking admission to the General Agreement on Tariffs and Trade.

GOVERNMENT
    China is currently governed under a new Constitution adopted on December 4, 1982. The highest ranking organization in the state power hierarchy is the National People's Congress (NPC) which is composed of deputies elected by all the regions for a term of five years. The NPC has 2,970 members with extensive powers to amend the constitution and make laws. However, many view the main purpose of this law-making body to be solely to approve Party policy. When the NPC is not in session, the NPC Standing Committee exercises its functions, including formulation of state policy, enactment of laws, examination and approval of state plans and budgets, and amending and enforcing the Constitution. The NPC elects the head of state and the State Council. The State Council is the highest executive body, composed of the Premier, Vice Premiers, State Councilors, Ministers, the Auditor General and the Secretary General. The State Council has the power to enact administrative rules and regulations, issue orders, appoint, remove and train administrative officers, supervise the ministries and local governments, coordinate the work of the ministries and state commissions and declare martial law. The current Premier is Li Peng and the current President is Yang Shangkun, a professional soldier from the Deng faction.

    The Chinese Communist Party was established in 1921 and has remained the ruling party since 1949. The Party is hierarchically organized, with a membership of over 48 million members. The Party's structure parallels that of the Government with a National Party Congress, Central Committee and Standing Committee. Because Party membership is a prerequisite for holding influential government positions, a significant overlap between the two structures exists which adds to administrative inefficiencies. Furthermore, the Party's close alignment with the military is a great source of political power as evidenced by the outcome of the Tiananmen incident. Efforts to reduce the Communist Party's participation in commercial and administrative decision-making have so far been largely unsuccessful.

                             THE CHINESE ECONOMY

OVERVIEW AND RECENT DEVELOPMENTS
    China has operated a centrally planned economy since 1949. The First Five-Year Economic Plan was set forth in 1953 to stimulate economic growth and development. Currently, China is in its second year of its Eighth Five-Year Economic Plan. In 1978, China instituted an economic reform program to shift from a completely centrally planned economy to a more mixed economy. The program liberalized China's economy and opened it to foreign investment. Currently, under a system called "socialism with Chinese characteristics," these economic reforms appear to continue in a more comprehensive manner. Managers of enterprises have been granted more decision-making powers, including the planning of production, marketing, use of funds and employment of staff. Goods which are controlled and distributed by the state are still sold at planned prices. However, the goods produced in excess of the state production plan may be sold at floating prices, negotiated prices or free prices.


    Over the past decade, China has achieved annual growth in real gross national product (GNP) averaging 10%. GNP in 1994 had increased to over 3.8 times the GNP in 1980 in real terms. However, growth has been unsteady, with booms in 1984 and 1988 and downturns in 1981 and 1989. In 1988, the Chinese Government instituted an austerity program which slowed the Chinese economy in the following year. However, growth increased after 1989, achieving growth rates of 9.5% in 1991, 14% in 1992, 13.3% in 1993 and 11.6% in 1994.


    The economy in China consists of three sectors: state, cooperative, and private. The state sector, though decreasing from 76% of GNP in 1980 to approximately 50% in 1991, continues to constitute the bulk of the economy. In recent years, however, the economy has been significantly restructured through the abolition of the commune system in rural areas and the relaxing of government authority in the day to day operations in both agricultural and industrial enterprises. As the government assumes more of a regulatory and supervisory role and less of a direct management role, market forces have been allowed to operate. This has resulted in increased productivity and rising incomes.


    China's economic policy is set out in two overlapping plans, the 20-Year Plan (1981-2000) and the Ninth Five-Year Economic Plan (1996-2000). The 20-Year Plan calls for an average 7% growth in GNP over the entire 20-year period; the initial decade was to be a period of reorganization, with the second decade one of rapid economic progress. The 7% mark was exceeded in the initial decade, with growth rates averaging 9.4%. The second decade growth, thus far, is in step with the desired growth of the 20-Year Plan. The Ninth Five-Year Economic Plan calls for 6% annual growth, starting in 1995.


    The following table sets forth selected data regarding the Chinese economy.

                          MAJOR ECONOMIC INDICATORS

                                            1988         1989         1990         1991         1992         1993         1994
                                            ----         ----         ----         ----         ----         ----         ----
Gross National Product
  (% annual real growth) ...............      11.3          4.1          3.8          9.3         14.2         13.5         11.8
  (nominal, RMB billion) ...............   1,492.8      1,690.9      1,853.1      2,161.8      2,663.5      3,451.5      4,500.6
  (nominal, U.S. $ billion)* ...........     401.3        358.2        355.8        368.1        463.2        595.1        533.2
Per Capita GNP (U.S. $) ................     364.2        320.1        313.0        346.8        397.9        504.5        435.9
                                              17.9          6.8          6.0         14.2         20.4         23.6         21.7
Inflation (retail price index, % annual
  growth) ..............................      18.6         17.8          2.1          3.0          6.2         13.2         21.8
                                              20.7         18.7         28.9         27.6         29.5         23.6         34.4
Government Budget Surplus/Deficit
  (U.S. $ billion)* ....................      (2.1)        (1.9)        (2.7)        (3.9)        (7.8)       (10.3)
Exports (U.S. $ billion) ...............      47.6         52.5         62.1         71.9         85.1         91.7        121.0
  (% annual growth) ....................      20.8         10.2         17.9         15.8         18.3          7.93        31.9
Imports (U.S. $ billion) ...............      55.3         59.1         53.3         63.8         80.8        103.9        115.7
  (% annual growth) ....................      28.0          6.8         (9.8)        19.5         26.6         28.9         11.2
Trade Balance (U.S. $ billion) .........      (7.8)        (6.6)         8.6          8.1          4.3        (12.2)         5.3
Exchange Rate (RMB/U.S. $) .............       3.72         4.72         5.22         5.43         5.75         5.8         8.44
----------------

*Translated at the respective exchange rate for each year shown in the table.


Sources: China Statistical Yearbook, 1995 State Statistical Bureau of the
         People's Republic of China, Baring Securities.

PRINCIPAL ECONOMIC SECTORS
    Industry. In 1990, industry accounted for 45.8% of China's National Income. In the first three decades under Communist rule, China placed great emphasis on heavy industry. Since the reform program began in 1978, a much greater emphasis has been placed on light industry. Considerable industrial growth has come from industrial enterprises in rural townships which are engaged in the processing and assembly of consumer goods. These operations are concentrated in southern China, where a major light industrial base has developed. Industrial output has grown rapidly and is increasingly important to the Chinese economy.

    China's current industrial policy also places emphasis on high-technology industries supported by foreign technology, such as micro-electronics and telecommunications. However, overstocking and poor economic results continue to plague Chinese industry. Continued growth has been hampered by problems of access to raw materials and energy supplies.


    The following table sets forth the quantities and total value of China's major industrial products for selected years.

                            INDUSTRIAL PRODUCTION

ITEM                                                             1952    1978     1980      1985       1989      1990      1994
----                                                             ----    ----     ----      ----       ----      ----      ----
Gross Output Value of Industry (RMB billions) ...............    34.9    423.7    515.4      971.6   2,201.7   2,392.4   7,690.9
Output of Major Industrial Products Cloth (meters billions) .    3.83    11.03    13.47      14.67     18.92     18.88     21.13
  Machine-Made Paper and Paper boards (metric tons millions)     0.37     4.39     5.35       9.11     13.33     13.72     21.38
  Sugar (metric tons millions) ..............................    0.45     2.27     2.57       4.51      5.01      5.82      5.92
  Bicycles (metric tons millions) ...........................    0.08     8.54    13.02      32.28     36.77     31.42     43.65
  Sewing Machines (thousands) ...............................      66    4,865    7,678      9,912     9,563     7,610     8,612
  Wrist Watches (thousands) .................................    --     13,511   22,155     54,311    72,756    83,526   453,945
  Household Refrigerators (thousands) .......................    --         28       49      1,448     6,708     4,631     7,681
  Television Sets (thousands) ...............................    --      517.3    2,492   16,676.6  27,665.1    26,847    32,833
    Color Television Sets (thousands) .......................    --        3.8       32    4,352,8   9,400.2  10,330.4  16,891.5
  Household Washing Machines (thousands) ....................    --        0.4      245      8,872   8,254.3   6,626.8  10,942.4
  Cassette Recorders (thousands) ............................    --         47      743     13,931    23,490    30,235    83,956
  Cameras (thousands) .......................................    --      178.9    372.8    1,789.7   2,451.8   2,132.2  28,300.2
  Coal (metric tons millions) ...............................      66      618      620        872     1,054     1,080     1,240
  Crude Oil (metric tons millions) ..........................    0.44   104.05   105.95     124.90    137.64    138.31    146.08
  Electricity (kilowatt hours billions) .....................     7.3    256.6    300.6      410.7     584.8     621.2     928.1
  Steel (metric tons millions) ..............................    1.35    31.78    37.12      46.79     61.59     66.35     92.61
  Rolled Steel (final products) (metric tons millions) ......    1.06    22.08    27.16      36.93     48.59     51.53     84.28
  Cement (metric tons millions) .............................    2.86    65.24    79.86     145.95    210.29    209.71    421.18
----------------
Source: China Statistical Yearbook, 1995, State Statistical Bureau of the
        People's Republic of China.


    Agriculture. Although long term growth in agricultural production has slowed, China remains one of the world's largest agricultural producers. The government has emphasized diversification of production, and a commitment to the maintenance of grain outputs. Other agricultural products have also shown increases in production in recent years, with cotton production at the forefront.


    The following table sets forth the quantities and total value of China's leading agricultural products for selected years.

                           AGRICULTURAL PRODUCTION

ITEM                                                             1952     1978     1980     1985     1989    1990    1994
----                                                             ----     ----     ----     ----     ----    ----    ----
Gross Output Value (RMB billions) ..........................     46.1    139.7    192.3    361.9   653.5   766.2 1,595.0
Output of Major Farm Products Grain (metric tons millions) .   163.92   304.77   320.56   379.11  407.55  446.24  445.10
  Cotton (metric tons thousands) ...........................    1,304    2,167    2,707    4,147   3,788   4,508   4,341
  Oil-Bearing Crops (metric tons thousands) ................    4,193    5,218    7,691   15,784  12,952  16,132  19,896
  Sugar Cane (metric tons thousands) .......................    7,116   21,116   22,807   51,549  48,795  57,620  60,927
  Beet Roots (metric tons thousands) .......................      479    2,702    6,305    8,919   9,253  14,525  12,526
  Tea (metric tons thousands) ..............................       82      268      304      432     535     540     588
  Fruits (metric tons thousands) ...........................    2,443    6,570    6,793   11,639  18,319  18,744  34,998
  Pork, Beef and Mutton (metric tons thousands) ............    3,385    8,563   12,054   17,607  23,262  25,135  36,927
 Aquatic Products (metric tons millions) ...................     1.67     4.66     4.50     7.05   11.52   12.37   21.43
----------------
Source: China Statistical Yearbook, 1995, State Statistical Bureau of the People's Republic of China.


    The following table provides a breakdown of the value of China's agricultural production for 1989, 1990 and 1994.

                      VALUE OF AGRICULTURAL PRODUCTS(1)

                                                                                  1989              1990              1994
                                                                             (RMB MILLION)     (RMB MILLION)     (RMB MILLION)
                                                                             -------------     -------------     -------------
Gross Output Value ........................................................     653,473           766,209          1,575,047
Farming ...................................................................     367,446           448,174            916,922
    Grain .................................................................     219,551           270,492            462,407
    Industrial Crops ......................................................      64,661            83,842            396,112
    Other Crops ...........................................................      83,234            93,840            349,993
Forestry ..................................................................      28,492            33,027             61,107
Animal Husbandry ..........................................................     179,741           196,407            467,199
Fishers ...................................................................      34,885            41,056            129,819

----------------
(1) At current prices.

Source: China Statistical Yearbook, 1995, State Statistical Bureau of the
        People's Republic of China.


    Energy. Although China has a vast potential for energy production, this potential has been largely untapped. However, China is the world's largest producer of coal and the world's fifth largest oil producer. Until recently, China did not have the capacity to utilize its off-shore oil fields due to the country's relatively low level of technology. Joint ventures with foreign companies, however, have allowed China to use the fields, and further growth in oil production, both off-shore and on-shore, is expected. China also has significant potential for harnessing hydroelectric power, but has utilized only a small portion of this potential. China is planning to make hydroelectric power a major source of energy in the years ahead.

    The following table sets forth China's energy production and consumption for the years 1980 to 1994, as well as the percentage contributions of the key energy sources.

                      ENERGY PRODUCTION AND CONSUMPTION


                   TOTAL                                              TOTAL
                 PRODUCTION          % OF TOTAL PRODUCTION         CONSUMPTION
                  (MILLION    -----------------------------------   (MILLION
                METRIC TONS                   NATURAL    HYDRO-    METRIC TONS
YEAR             OF SCE)(1)    COAL     OIL     GAS     ELECTRIC   OF SCE)(1)
----             ----------    ----     ---   -------   --------   ----------

1980 .........      637.35     69.4    23.8     3.0        3.8        602.75
1981 .........      632.27     70.2    22.9     2.7        4.2        594.47
1982 .........      667.78     71.3    21.8     2.4        4.5        620.67
1983 .........      712.70     71.6    21.3     2.3        4.8        660.40
1984 .........      778.55     72.4    21.0     2.1        4.5        709.04
1985 .........      855.46     72.8    20.9     2.0        4.3        766.82
1986 .........      881.24     72.4    21.2     2.1        4.3        808.50
1987 .........      912.66     72.6    21.0     2.0        4.4        866.32
1988 .........      958.01     73.1    20.4     2.0        4.5        929.97
1989 .........    1,016.39     74.1    19.3     2.0        4.6        969.34
1990 .........    1,039.22     74.2    19.0     2.0        4.8        987.03
1991 .........    1,048.44     74.1    19.2     2.0        4.7      1,037.83
1992 .........    1,072.56     74.3    18.9     2.0        4.8      1,091.70
1993 .........    1,069.95     76.8    19.4     2.1        1.7      1,073.73
1994 .........    1,140.09     77.1    18.3     2.0        2.0      1,180.95
----------------
(1) Excludes bio-energy, solar, geothermal and nuclear energy. All fuels converted to Standard Coal Equivalent (SCE); 1 kg of coal = 0.714 kg of SCE, 1 kg of oil = 14.6 kg of SCE, 1 cubic meter of natural gas = 1.33 kg of SCE; Hydroelectric converted to SCE based on coal required to produce equivalent thermal external-electric power.

Source: China Statistical Yearbook, 1995, State Statistical Bureau of the
        People's Republic of China.


ECONOMIC PLANS
    China's Eighth Five-Year Economic Plan for national economic and social development was adopted by the Standing Committee of the National People's Congress for 1991-95, along with a ten-year development program which extends to the year 2000. Included in both of these plans is an objective for China to quadruple its gross national output by the end of this century. In addition, the proposals emphasize a policy of opening to the outside world, expanded economic and technological exchanges with other countries, and further development of the export-oriented economy and the special investment areas. The basic guideline for China's economic activities in 1992 is to continue on a path of economic reform while following principles of socialism.

    During 1980 to 1990, China had an average annual GNP growth rate of approximately 9.0%, surpassing the 7.5% annual GNP growth rate target under the Seventh Five-Year Economic Plan (1986-1990).

    China's objective to quadruple the 1980 industrial and agricultural output by the year 2000 requires the country's output to grow at an average annual rate of growth of about 6% in the 1990's. To enable China to accomplish this growth target under the prevailing economic environment, China's economic policy aims to provide a stable and non-inflationary environment to revive growth. Another prevailing goal is to relieve the supply bottlenecks arising from imbalanced growth over the last 10 years with resources to be allocated to the priority areas of agriculture, energy, transportation, telecommunications and basic materials industries. Emphasis is also placed on export-oriented and import-substitute production.

THE FINANCIAL SYSTEM
    The Ministry of Finance is responsible for overseeing state finances and the collection of revenue and taxation. The banking system is managed by China's central bank, the People's Bank of China ("PBOC"). The PBOC, like the Ministry of Finance, is a state administrative organ under the leadership of the State Council. Its primary functions include: the formation of national financial regulations and policies; the issuance of currency and regulation of its circulation; the co-ordination and implementation of credit plans; overseeing the establishment and operation of financial institutions and financial markets, including stock exchanges; administration of China's foreign exchange and gold reserves and adjustment of exchange rates against foreign currencies; and administration of China's securities markets.

    There are currently five specialized banks, namely, the Industrial and Commercial Bank of China, the China Investment Bank, the Agricultural Bank of China, the People's Construction Bank of China, and the Bank of China (the "BOC"). Trust and investment companies and credit cooperatives also provide financial services in China. Major trust and investment corporations include China International Trust and Investment Corporation ("CITIC"), Shanghai Investment and Trust Corporation ("SITCO"), and Guangdong International Trust and Investment Corporation ("GITIC").

SAVINGS AND INVESTMENT
    Historically, China has had a relatively high rate of national savings.
The following table sets out the value of savings deposit balances for selected years.

                           SAVINGS DEPOSIT BALANCES
                                (RMB BILLION)

YEAR-END                                                                   TOTAL             URBAN AREAS          RURAL AREAS
--------                                                                   -----             -----------          -----------
1955 ..............................................................         1.99                 1.69                 0.30
1960 ..............................................................         6.63                 5.11                 1.62
1965 ..............................................................         6.52                 5.23                 1.29
1970 ..............................................................         7.95                 6.45                 1.50
1975 ..............................................................        14.96                11.46                 3.50
1980 ..............................................................        39.95                28.25                11.70
1985 ..............................................................       162.26               105.78                56.48
1990 ..............................................................       703.42               519.26               184.16
1994 ..............................................................     3,682.98             1,584.45
----------------

Source: China Statistical Yearbook, 1995, State Statistical Balances of the
        People's Republic of China.

    The following table provides a breakdown of total fixed investment in China for the years 1985 to 1990 and 1994.

                            TOTAL FIXED INVESTMENT
                                (RMB MILLION)

ITEM                       1985         1986         1987         1988        1989(A)      1990(A)               1994
----                       ----         ----         ----         ----        -------      -------               ----
Total Investment .....      254,319      301,962      364,086      449,654      413,773      444,929(c)          1,637,033
Ownership
  State-Owned Units ..      168,051      197,850      229,799      276,276      253,548      291,864(c)            932,249
    Capital
Construction .........      107,437      117,611      134,310      157,431      155,174      170,381               643,674
    Technical Updating
and Transformation ...       44,914       61,921       75,859       98,055       78,878       83,019
  Other Investment in
Fixed Assets(b) ......       15,700       18,318       19,630       20,790       19,497       19,907
  Collective -- Owned
Units ................       32,746       39,174       54,701       71,171       56,999       52,948               266,470
    Urban ............       12,823       14,639       18,130       25,497       18,563       16,338
    Rural ............       19,923       24,535       36,571       45,674       38,436       36,610               198,857
  Individual
    Investment .......       53,522       64,938       79,586      102,208      103,226      100,117               197,056
    Urban ............        5,679        7,456       10,051       15,685       14,023       12,470
    Rural ............       47,843       57,482       69,535       86,523       89,203       87,647               151,924
Source of Finance
  State Appropriation        40,780       44,063       47,554       41,001       34,162       38,765                52,957
  Domestic Loans .....       51,027       63,831       83,594       92,668       71,636       87,088               370,311
  Foreign Investment .        9,148       13,216       17,537       25,899       27,415       27,826               176,895
  Self-Raised Funds ..                   148,851      174,518                   235,550      232,949               800,148
                            153,364                                290,087
  Others .............                    32,000       40,883                    45,009       58,301               254,339
----------------

Notes:
        (a) 1989 and 1990 figures exclude projects with value of RMB 20-50 thousand.
        (b) Includes investment in oilfield maintenance and development, mine expansion projects, highway maintenance and bridge construction, warehouse construction and projects valued RMB 20-50 thousand for fixed asset construction or equipment purchase.
        (c) Includes RMB 18.557 billion investment to purchase buildings.
Source: China Statistical Yearbook, 1995, State Statistical Bureau of the
        People's Republic of China.


INFLATION AND MONETARY POLICY
    Inflationary pressures are a major concern in the Chinese economy. While the retail price index has been relatively stable in recent years, this figure understates inflation, especially urban inflation. A more informative measure is the cost of living index in 35 major cities, which has generally risen at a higher rate. In light of the on-going reforms of price subsidies and continued growth, relatively high inflation should be expected.

    The following table provides information regarding wage and price inflation in China during the years 1980 to 1994.

                         WAGE AND PRICE INFLATION (%)

                                                                      GENERAL RETAIL           COST OF              NOMINAL
YEAR                                                                      PRICES               LIVING                WAGES
----                                                                  --------------           -------              -------
1980 ..............................................................         6.0                  7.5                  4.1
1981 ..............................................................         2.4                  2.5                  1.3
1982 ..............................................................         1.9                  2.0                  3.4
1983 ..............................................................         1.5                  2.0                  3.5
1984 ..............................................................         2.8                  2.7                 17.9
1985 ..............................................................         8.8                 11.9                 17.9
1986 ..............................................................         6.0                  7.0                 15.8
1987 ..............................................................         7.3                  8.8                  9.8
1988 ..............................................................        18.5                 20.7                 19.7
1989 ..............................................................        17.8                 16.3                 10.8
1990 ..............................................................         2.1                  1.3                 10.6
1991 ..............................................................         2.9                  5.1                  9.3
1992 ..............................................................         5.4                  8.6                 15.9
1993 ..............................................................        13.2                 16.1                 24.3
1994 ..............................................................        21.7                 25.0                 34.6
----------------
Source: China Statistical Yearbook, 1995, State Statistical Bureau of the
        People's Republic of China.


    China's monetary policy has vacillated between expansionist and contractionist. This varying monetary policy has contributed to a fundamental cycle of the Chinese economy in recent years: reform and expansion leading to overheating of the economy and tightening of control.

PUBLIC FINANCE
    Persistent fiscal deficits have been a macroeconomic management problem in China in recent years. Despite efforts by the government to increase revenues and control spending, deficits continue to be a problem.

    The following table illustrates the persistent budget deficits for the years 1980 to 1994.


                              GOVERNMENT BUDGET

                                                                                                TOTAL
                                                                       TOTAL REVENUE         EXPENDITURE            BALANCE
YEAR                                                                   (RMB BILLION)        (RMB BILLION)        (RMB BILLION)
----                                                                   -------------        -------------        -------------
1980 ..............................................................       108.52               121.27               (12.75)
1981 ..............................................................       108.95               111.50                (2.55)
1982 ..............................................................       112.40               115.33                (2.93)
1983 ..............................................................       124.90               129.25                (4.35)
1984 ..............................................................       150.19               154.64                (4.45)
1985 ..............................................................       186.64               184.48                 2.16
1986 ..............................................................       226.03               233.08                (7.05)
1987 ..............................................................       236.89               244.85                (7.96)
1988 ..............................................................       262.80               270.66                (7.86)
1989 ..............................................................       294.79               304.02                (9.23)
1990 ..............................................................       331.26               345.22               (13.96)
1991 ..............................................................       361.09               381.36               (20.27)
1992 ..............................................................       415.31               438.97               (23.66)
1993 ..............................................................       508.82               538.74               (19.92)
1994 ..............................................................       521.81               579.26               (37.95)
----------------
Source: China Statistical Yearbook, 1995, State Statistical Bureau of the People's Republic of China.

    The following table provides information regarding how China finances its deficit.

                                                       GOVERNMENT DEBT
                                                        (RMB MILLION)

                                       DEBT ISSUED                          DEBT RETIRED AND INTEREST PAID
                         ---------------------------------------  ---------------------------------------------------
                                        DOMESTIC
                                        BONDS AND                                                          PEOPLE'S
                                        TREASURY       FOREIGN                  DOMESTIC      FOREIGN        BANK
YEAR                        TOTAL         BILLS         DEBT        TOTAL        BONDS         DEBTS         LOANS
----                        -----       --------       -------      -----       --------      -------        -----
1980 ..................      4,301         --           4,301        2,858         --          2,440          418
1981 ..................      7,308         --           7,308        6,289         --          5,780          500
1982 ..................      8,386        4,383         4,003        5,552         --          4,962          590
1983 ..................      7,941        4,158         3,783        4,247         --          3,656          591
1984 ..................      7,734        4,253         3,481        2,891         --          2,274          617
1985 ..................      8,985        6,061         2,924        3,956         --          3,259          697
1986 ..................     13,825        6,251         7,574        5,016          798        3,449          769
1987 ..................     16,955        6,307        10,648        7,983        2,318        5,196          469
1988 ..................     27,078       13,217        13,861        7,675        2,844        4,258          573
1989 ..................     28,297       13,891        14,406        7,236        1,930        4,583          723
1990 ..................     37,545       19,724        17,821       19,040       11,375        6,821          844
1991 ..................     46,140       28,127        18,013                    24,680        8,022          989
1992 ..................     66,968       46,077        20,891                    43,857        8,026        1,578
1993 ..................     73,922       38,132        35,790                    33,622        8,922        2,270
1994 ..................    117,525      102,857        14,668       99,936       36,496       10,717        2,723
----------------
Source: China Statistical Yearbook, 1995, State Statistical Bureau of the People's Republic of China.


FOREIGN TRADE
    As a result of the economic reforms commenced in 1978, China's foreign trade has grown considerably in value, range of products and number of trading partners. A major goal of China's trade policy is to increase the percentage of manufactured goods in the country's total exports. Gradual progress has been made in recent years with the aid of the imported foreign technology. Textiles and garments together form the single largest export category, representing 25% of total export values.

    China's trade balance has fluctuated over the last five years. In 1991 China's foreign trade yielded a foreign trade surplus of U.S. $8.1 billion. Exports reached U.S. $71.9 billion, an increase of 15.8% over that of 1990, and imports reached U.S. $63.8 billion, an increase of 19.5% over the 1990 figure. Total trade for the year was approximately U.S. $135.7 billion, up 17.5% over 1990. In 1990, China experienced a trade surplus of $8.7 billion. In contrast, the country experienced trade deficits of $7.8 billion and $6.6 billion, respectively, in 1988 and 1989.

    The following table provides information about China's total import and export values for the years 1981 to 1994.

                      IMPORTS, EXPORTS AND TRADE BALANCE
                               (U.S. $ BILLION)


                                                                                                                     TRADE
YEAR                                                   TOTAL TRADE           EXPORTS             IMPORTS             BALANCE
----                                                   -----------           -------             -------             -------
1981 .............................................        44.02               22.01               22.02               (0.01)
1982 .............................................        41.61               22.32               19.26                3.04
1983 .............................................        43.62               22.23               21.39                0.84
1984 .............................................        53.55               26.14               27.41               (1.27)
1985 .............................................        69.61               27.35               42.25              (14.90)
1986 .............................................        73.85               30.94               42.90              (11.96)
1987 .............................................        82.65               39.44               43.22               (3.78)
1988 .............................................       102.78               47.52               55.27               (7.75)
1989 .............................................       111.68               52.54               59.14               (6.60)
1990 .............................................       115.41               62.06               53.35                8.71
1991 .............................................       135.70               71.90               63.80                8.10
1992 .............................................       165.53               84.94               80.57                4.35
1993 .............................................       195.70               91.74              103.96              (12.22)
1994 .............................................       236.73              121.04              115.69                5.35
----------------
Sources: China's Customs Statistics, General Administration of Customs of the
         People's Republic of China; China Statistical Yearbook, 1995, State
         Statistical Bureau of the People's Republic of China.


    Hong Kong is the leading destination for Chinese exports, accounting for over 40% of total export volume. Hong Kong is also a major re-export center for Chinese goods. Other large export markets for China include Japan, the United States, and Germany. Over the past few years, China's imports have continued to expand and diversify. Hong Kong, Japan and the United States are China's top three suppliers. Other major suppliers include Germany and Italy.


    The following table lists China's top-ten trading partners, along with the U.S. dollar value of the trade between China and each country for the years 1989, 1990, 1991 and 1994.

                            MAJOR TRADING PARTNERS

                               (U.S. $ MILLION)
                                    TOTAL TRADE                      EXPORTS FROM CHINA                   IMPORTS TO CHINA
                         ----------------------------------  ----------------------------------  ----------------------------------
                          1989     1990     1991     1994     1989     1990     1991     1994     1989     1990     1991     1994
                          ----     ----     ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
Hong Kong .............   34,456   40,907   49,600   41,821   21,915   26,650   32,137   32,365   12,540   14,257   17,146   94,566
Japan .................   18,928   16,599   20,284   47,894    8,394    9,011   10,252   21,373   10,533    7,587   10,032   26,321
United States .........   12,273   11,767   14,202   35,432    4,409    5,179    6,194   21,461    7,863    6,588    8,008   13,470
Germany ...............    4,987    4,971    5,405   11,898    1,608    2,034    2,356    4,762    3,379    2,936    3,049    7,137
U.S.S.R.
  (Russia) ............    3,995    4,379    3,904    5,077    1,849    2,239    1,823    1,581    2,146    2,139    2,081    3,496
Singapore .............    3,190    2,882    3,077    5,040    1,692    1,974    2,014    2,558    1,498      857    1,063    2,482
Italy .................    2,550    1,904    2,389    4,654      714      835      931    1,591    1,835    1,069    1,458    3,068
France ................    1,948    2,308    2,306    3,363      528      645      734    1,424    1,420    1,663    1,572    1,939
Australia .............    1,895    1,808    2,110    3,940      423      455      554    1,488    1,472    1,353    1,556    2,452
United Kingdom             1,718    2,026    1,670    4,184      635      643      728    2,414    1,083    1,383      942    1,770
----------------
Sources: China Statistical Yearbook, 1995, State Statistical Bureau of the
         People's Republic of China; China's Customs Statistics, General
         Administration of Customs of the People's Republic of China.


EXTERNAL DEBT AND FOREIGN CAPITAL UTILIZATION
    China has traditionally adopted a policy of self-reliance when financing development; overseas borrowings have been minimal. The country has remained a conservative borrower but, since the early 1980s, has been making greater use of foreign capital and financing, including government-assisted facilities and project and trade financing.

    The primary sources of foreign capital for China, in order of importance, are as follows:

        1) International Monetary Fund and World Bank loans and credits;

        2) government low interest loans and credits; and

        3) commercial loans and credits.

    The following table shows the sources and types of foreign capital utilized by China.

                         FOREIGN CAPITAL UTILIZATION
                               (U.S. $ MILLION)



ITEM                                                                1985              1989             1990             1994
----                                                                ----              ----             ----             ----
Total .......................................................     9,867.42         11,478.78         12,085.69         3,756.10
Foreign Loans ...............................................     3,534.21          5,184.69          5,099.37        10,668.00
  Loans from International Monetary Organizations ...........     1,131.51            855.80          1,893.00         4,409.00
  Governmental Loans ........................................     1,020.53          1,471.25            719.37           125.00
  Other .....................................................     1,382.17          2,857.64          2,487.00         5,009.00
Direct Investment by
  Foreign Businesses ........................................     5,931.10          5,599.76          6,596.11        82,679.77
  Joint Venture .............................................     2,029.70          2,659.02          2,703.95        40,193.52
  Co-Operative Operation ....................................     3,496.15          1,083.22          1,254.10        20,300.93
  Co-Operative Development ..................................       359.59            203.74            194.25           236.66
  Foreign Enterprises(1) ....................................        45.66          1,653.78          2,443.81           219.48
Other Foreign Investments ...................................       402.11            694.33            390.21           408.33
  Compensation Trade ........................................       260.34            474.75            202.65           195.60
  Processing and Assembly ...................................       141.77            147.60            136.48           195.63
  International Rent ........................................        --                71.98             51.08            17.10
----------------

Note: (1) Includes equipment supplied by foreign businesses in transactions in compensation trade, processing and assembly and value of equipment supplied in financial leasing transactions.
Source: China Statistical Yearbook, 1995, State Statistical Bureau of the
        People's Republic of China.


EXCHANGE RATE AND FOREIGN EXCHANGE CONTROL
    There is centralized control and unified management of foreign exchange in China. The State Administration of Exchange Control (the "SAEC") is responsible for matters relating to foreign exchange administration, while the Bank of China (the "BOC") is in charge of foreign exchange operations. Cooperating closely with the BOC, the SAEC fixes the official daily exchange rate of RMB against major foreign currencies.

    There are two types of monetary instruments in China today, the RMB and Foreign Exchange Certificates ("FEC"). The RMB is the official currency in China and is currently not convertible into foreign exchange unless converted with express written authorization from the SAEC. The FEC is a Chinese currency established for use by foreigners in lieu of RMB and is convertible into hard currency. Both RMB and FEC are denominated in the monetary unit of "yuan" and are officially at par with each other. It is expected that FECs will be withdrawn from circulation in the near future.

    While foreign investment enterprises are able to remit from China any profits earned in foreign exchange, RMB earnings within China cannot be freely converted into foreign exchange except at the foreign exchange adjustment ("swap") centers established by the SAEC. In order to provide some relief from the controls imposed by the earlier foreign exchange legislation, the State Council promulgated on January 15, 1986 the "Regulations Concerning the Balance of Foreign Exchange Income and Expenditure of Chinese-Foreign Equity Joint Ventures," which provide for a number of mechanisms to allow foreign investment enterprises to "balance" their foreign exchange income and expenditure. These mechanisms include the sale of joint venture products within China for foreign exchange, the export of products purchased with RMB from Chinese enterprises to generate foreign exchange, short-term loans and the "swapping" of RMB for foreign exchange with other foreign investment enterprises and Chinese enterprises, among others.

    The exchange rate fluctuates from time to time and from swap center to swap center depending on supply and demand. The renminbi has been devalued progressively in recent years, depreciating by almost 70% against the U.S. dollar between 1981 and 1990.

    The following chart lists comparative average exchange rates for the renminbi and other selected currencies since 1986.


                                                          EXCHANGE RATES
                                                    (CURRENCY UNITS PER U.S. $)

                            1986        1987        1988        1989        1990        1991        1992        1993        1994
                            ----        ----        ----        ----        ----        ----        ----        ----        ----
Australia .............      1.491       1.472       1.275       1.262       1.280       1.284       1.363       1.974       1.370
New Zealand ...........      1.872       1.613       1.563       1.693       1.675       1.774       1.881       1.806       1.560
China .................      3.7221      3.7222      3.7221      4.7221      5.2221      5.4000      5.8400      5.800       8.621
Hong Kong .............      7.8030      7.7980      7.8060      7.8000      7.7950      7.7780      7.7400      7.730       7.730
Singapore .............      2.1750      1.9985      1.9462      1.8944      1.7445      1.6190      1.6400      1.610       1.527
Korea .................    861.4000    792.3000    684.1000    679.6000    716.4000    756.3000    781.0800    808.100     803.620
Taiwan ................     35.5000     28.5500     28.1700     26.1600     27.1100     25.7475     25.2000     26.700      26.360
Malaysia ..............      2.6030      2.4928      2.7153      2.7033      2.6980      2.7410      2.6700      2.700       2.620
Philippines ...........     20.5300     20.8000     21.3350     22.4400     28.0000     26.0500     23.6000     27.100      26.300
Thailand ..............     26.1300     25.0700     25.2400     25.6900     25.2900     25.2600     25.9900     25.300      25.100
Indonesia .............   1641.0000   1650.0000   1731.0000   1793.0000   1901.0000   1994.5000   2064.0000   2111.250    2161.000
----------------
Source: Wardley Investment Services, Baring Securities.


                                    TAIWAN
    Taiwan is the most invisible country on the planet, and Taiwan is recognized by very few countries, mostly small island states like itself in the South Pacific and the Caribbean. And yet it is an oriental paradox -- it has a financial and diplomatic influence which is out of all proportion to its small size. For historical and cultural reasons Taiwan stands between China and Japan. (The slow pace of the Sino-Japanese relationship since 1972 may be partly caused by this conundrum.)

    Indeed, if Taiwan is now going to be brought back into the fold it is also reasonable to expect the level of Japanese investment and trade in China to accelerate. It is very probable that Japan will use Taiwan as a "middle-man" for trade and investment in China.

    Taiwan is dependent on its close relationship with the United States and its very successful diplomacy and public relations campaign which, ever since Madame Chiang Kai-Shek's days in the 1940s has sustained a high level of sympathy in Washington for the Nationalist regime. Taiwan also has close relations with South Africa, from which it buys essential raw materials such as coal, and also with Israel, with whom it has had military as well as trade links.

    For all these reasons, much of the real Taiwan has been hidden for many years. It is misunderstood by Westerners -- the country has been the most difficult of all Asian countries to follow and understand. However, since the lifting of martial law in 1987 much of this has changed. People in Taipei are again willing to talk openly and it is possible to begin to understand the sense in which Taiwan has become a repository of much of the best of the old Chinese traditions. In Taiwan can be found many of the old Chinese arts -- a strong family life, Confucianism, a flourishing trade in traditional Chinese medicines, the martial arts, an excellent standard of Chinese movies and television, and the tradition of Chinese law.

    Nevertheless, the basic geopolitical fact about Taiwan is that it sits under the shadow of mainland China and under the threat of reunification, whether peaceful or by military means. However in the last few years and especially since June 1989, the leadership of the Communist Party in Peking and in Taipei have begun, for the first time since 1949, to have serious talks and regular communication. At the same time the flow of investment from Taiwan into mainland China, especially into the neighbouring province of Fujian, has grown dramatically and the two-way trade is now approaching US $4 billion annually. In the early days of this two-way business, the authorities in Taipei turned a blind eye to the many small projects that Taiwanese businesspeople were embarking upon with PRC partners. Also, there was an enormous increase in the number of annual visitors from Taiwan into China. Along with the travel and tourism came the investment and it is now estimated that there is over US $500 million of direct Taiwanese capital in plants and small businesses in China. Many of the most successful toy and electronics factories in Shenznen, across the border from Hong Kong, are owned and managed by Taiwanese. Speaking Mandarin or the Fujianese dialect, they have the same natural advantage in dealing with mainland officials and businesspeople that the Hong Kong Cantonese have with the inhabitants of Guangdong Province.

    So the analysis of risk and reward in Taiwan must already take account of this rapidly growing economic integration between Taiwan and China which, has led to over 30 percent of Taiwan's trade being with the mainland and that the total investment from Taiwan to China may approach US $5 billion or even US $10 billion. As with Hong Kong, increasingly an investment in Taiwan will be seen indirectly as a "play" or an investment in China itself. Nevertheless, Taiwan remains a free capitalist enclave with some very successful entrepreneurial and export-oriented companies. The government's role in the economy is relatively small. It has pursued consistently, since 1950, a laissez-faire policy which allows small family run companies typically to change their product line every two or three years to meet the demands of American or other international clients. Statistics clearly indicate that the exports strengths, which have powered the Taiwanese economic boom for thirty or forty years, remain intact despite the shortage of skilled labour, the high cost of labour and the strong New Taiwan dollar, which has impelled many Taiwanese businesspeople to shift their production to Thailand, the Philippines, and Malaysia as well as China. The best measure of Taiwan's economic success is in its US $80 billion of foreign exchange reserves.

    What then is the real risk to Taiwan? After Hong Kong is taken over in 1997 Taiwan will appear more isolated and it will have lost its neutral meeting point with China which the British colony has represented. On the other hand, by that time Taiwan and China may have grown sufficiently close in economic, if not in political, terms that Hong Kong will have become unnecessary. Direct trade and investment are already commencing. Some form of political agreement allowing for Taiwan's autonomy, if not independence, may be worked out. The one country two systems formula applied to Hong Kong and Macau was always designed by Peking with the objective of regaining Taiwan in the long term. That long term may not be as long as some observers have predicted. The passing away of the older generation who fought in the bitter civil wars between the communists and the KMT from 1927 to 1949 will remove much of the bitterness and open up the way for a new dialogue between the younger leaders in the two Chinas.

    The strongest argument for a political compromise and a formula for coexistence is the natural complementarity of the two Chinese communities on an economic basis. China has the labour, the land and the resources. Taiwan has the capital, the technology and the trained entrepreneurs. A formidable Chinese Economic Community could be a reality before the end of the century. However, a more pessimistic view would be to see a return to ideological extremism in Peking resulting in a renewed cold war across the Taiwan Straits, a cut off of business and cultural links, and a potential military conflict. Even in this very gloomy scenario Taiwan may be able to defend itself and maintain its economic prosperity because it will still have the economic support of both Japan and the United States.


    The following table gives details of the overall economic performance of Taiwan from 1987 to 1994.

------------------------------------------------------------------------------
              EXCHANGE     GDP              TRADE            MARKET    MARKET
                RATE     GROWTH            SURPLUS          YEAR-END  CAPITAL
              AV. US $     (%)     CPI     (US $BN)   P/E   CLOSING   (US $BN)
              ---------  -------  ------  ----------  ----  --------  --------
    1987        31.85     12.3     0.5       18.7     28.7  2,339.26    48.45
    1988        28.57      7.3     1.3       10.9     68.9  5,119.11   120.1
    1989        26.41      7.6     4.4       14.0     92.0  9,624.18   240.0
    1990        26.39      6.9     4.1       14.9     33.0  4,530.16   112.4
    1991        25.50      7.3     3.6       15.7     28.0  4,600.67   123.7
    1992        25.20      6.1     4.5       12.5     30.1  3,377.06   100.1
    1993        27.00      6.2     2.9        7.8     30.3  6,071.00   191.0
    1994        26.36      6.5     4.1        7.8     22.6  7,125.00   242.1
    1995*       27.30      6.6     3.4        --      16.2     --      186.7

    *Estimate


    The risks for an investor in The Taiwan Stock Exchange Corp. are specifically those of a highly priced and highly volatile securities market with very weak regulations and poor accounting standards. It was once estimated that, out of 140 listed companies in Taiwan, perhaps twenty or thirty counters were those of companies which were technically bankrupt. Investors take little account of security analysis or of the investment fundamentals which might count more for long-term Western investors. The speculative atmosphere of The Taiwan Stock Exchange Corp. does, therefore, portray a high degree of risk. However, the New Taiwan (NT) dollar is a very steady currency in relation to the U.S. dollar. The economy of the island has shown a steady and non-inflationary growth rate and savings are very high in relation to disposable income.

    The most important risk to consider for a Western investor trying to get into the Taiwanese market is the choice of a trustworthy and reliable local partner. This is much more difficult to achieve in Taiwan than in, say Hong Kong, where the British legal and commercial system and the educational system are more familiar. Taiwan has a purely Chinese culture and way of life even though most of the younger business people are educated in the universities of the United States and many have PhDs. Nevertheless, the way of doing business remains a traditional Chinese way. Therefore, nothing can be achieved by means of legal contracts or agreements in the accepted Western sense. Even more than in China, Taiwan depends on the personal contact and trust between the two individuals involved. Many Western banks have come to grief in their pursuit of the elusive Taiwan millionaires in the private banking sector and in their corporate loans to apparently sound Taiwanese companies, which either cannot or will not repay. Recourse is very hard to enforce and the legal system is undeveloped. These are the major risks in doing business in Taiwan but the potential rewards should not be underestimated. Those who have had a long-term commitment to the island republic, have had good contacts with the government and have done business in the Chinese way with a good local Chinese partner have been able to demonstrate very good long-term returns on their investments. In addition, the links that Taiwan business people have built around the globe, in the United States in particular but also increasingly in Canada, where they have followed Hong Kong investors into Bristish Columbia, in Australia, in the Philippines and in Bangkok, are impressive.

                                    KOREA
    Political volatility has characterized the history of South Korea (referred to as Korea throughout this section) during the past forty years, while at the same time an extraordinary economic boom has occurred. Rigid discipline has been characteristic of the military government under President Park during the 1960s and 1970s, which were the most successful decades in economic terms particularly in the growth of Korea's exports and in the per capita income. It is important to remember how completely the cities and transport system of the southern part of the Korean peninsula had been destroyed in the civil war of the 1950s. The effort of reconstruction was, therefore, enormous. Living standards in the 1960s were extremely low. The threat from North Korea has exerted a continuous military pressure on the South in the past forty years which is probably unique to any country in the world, even including West Germany or Taiwan. Seoul is only 30 kilometers from the demilitarized zone and, therefore, lives in a continuous state of tension and fear of an imminent invasion. This very real threat is also translated into a very high percentage of military spending in the national budget. If Korea is compared with Japan, the Koreans have had to spend ten times more of their national income on defense than the Japanese and yet have succeeded in recording higher rates of economic growth.

    The fierce political in-fighting, which has been a constant characteristic of Korean history, was suppressed for a period in the 1970s and 1980s, both before and after the assassination of President Park. Since 1987 the opening up of the democratic process has been smoothly handled despite the continuing student riots and disturbances. In fact, stock market investors have generally ignored the television images of riot police, tanks firing tear gas and students throwing petrol bombs, to concentrate more on the continuous success of Korean companies in their conquest of overseas export markets and their impressive earnings growth. Nevertheless, the threat from the North and the fierceness of the Korean political opposition do combine to give Korea a lower score for political stability than its neighbours. We have the sense in Korea of a higher risk but also a much greater potential should the rapprochement with the North lead to a peaceful reunification.


    The following table gives details of the overall economic performance of South Korea from 1987 to 1994.
------------------------------------------------------------------------------
                                            TRADE
              EXCHANGE     GDP             SURPLUS/          MARKET    MARKET
                RATE     GROWTH           (DEFICIT)         YEAR-END  CAPITAL
              AV. US $      %      CPI     (US $BN)   P/E   CLOSING   (US $BN)
              ---------  -------  ------  ----------  ----  --------  --------
    1987       822.57     13.0     3.0        7.7     10.6   525.1      33.0
    1988       731.47     12.4     7.1       11.4     13.6   907.2      94.3
    1989       671.46      6.7     5.7        4.6     22.9   909.7     140.9
    1990       707.76      9.3     8.6       (2.0)    18.5   696.1     110.2
    1991       731.60      8.3     9.7       (7.0)    15.0   610.9      96.4
    1992       781.08      4.7     6.2       (2.1)    15.0   678.4     107.4
    1993       808.10      5.5     6.5       (1.6)    17.5   866.0     139.0
    1994       803.62      8.4     6.3       (3.1)    18.0 1,027.0     190.0
    1995*      768.40      9.0     5.2        0.7     15.1     --      203.0

    *Estimate


    South Korea has the highest overall score for economic growth in the world over the past twenty years even when compared with the other Asian tigers. The average growth over a twenty-year period has been close to 9 percent in real terms, at certain times reaching even 13-14 percent. This means that the average Korean today has a per capita income of nearly U.S. $6,000 per annum, an income which has grown nearly thirty times in thirty years. There have been tremendous social changes resulting from this economic boom, notably the shift of population from the countryside into the cities and the shift in the economic structure from agriculture to industry and, more recently, to the service sector. This has all occurred in a shorter period of time than in almost any other advanced economy. What took England one hundred years and Japan thirty years, has taken Korea typically less than ten years. There has been some slowing during the 1980s compared to the 1970s, but Korea still has among the highest overall ratings for GNP growth. Its industrial workforce has not lost its competitive edge and the average working week in Korea is still in excess of fifty hours, the longest working week in the world. These are the foundations of Korea's continued economic success. It is unlikely that such characteristics, being social in origin, will disappoint us in the next decade. Therefore it is reasonable to expect Korea's economy to continue to be one of Asia's most succesful.

    The flexibility of its large trading companies, the chaebol, has been recently underlined again as they have shifted their emphasis from the United States, Canada and Europe towards the new markets of China and the Soviet Union. There is little doubt that Korean exporters will be leading the Japanese in providing Russian consumers with basic consumer goods. The readiness to take risks in new areas has continuously paid off for Korean companies just as it did when they were able to grab the major construction contracts in the Middle East during the oil boom of the 1970s. (These new trade links have also translated into new diplomatic links with China, Hungary, Poland and the Soviet Union, thus further isolating North Korea from its communist neighbours.)

    Inflation in Korea has been higher than in Japan or Taiwan. In the 1970s, Korea experienced an annual average inflation rate of nearly 15 percent. Beginning in 1982, however, the tight monetary policy succeeded in bringing this annual consumer price index down to single digits until 1990 when the rate jumped again to 8.6 percent. The Korean export boom has led to a big inflow of foreign exchange accompanying Korea's trade surpluses of the past five years. This, in turn, has led to a sharp increase in money supply and a boom in real estate prices in Seoul. Thus the rise of both the Korean share market and property market since 1985 has in a sense been a lagging indicator of the economic boom of earlier years with its inevitable build up of national and personal wealth among the Korean population. Nowhere has the number of investors grown faster than in The Korea Stock Exchange during the 1980s. Thus rising prices have reflected rising national wealth. This inflation problem has been, and can again be, tamed by a strong central bank response and this is what would be expected in the 1990s.

    The exchange rate of the Korean won against the U.S. dollar has reflected both the relative inflation rates of Korea and its international trading partners and also the more recent success of Korea in repaying much of its foreign debt and building up its reserves. The won was held very steady during the 1970s and then allowed to devalue between 1980 and 1985 from 484 won to the dollar to its lowest level of 890 won to the dollar. With the sharp improvement in Korea's overseas trade position the won started to appreciate from 1986 onwards. With the subsequent relapse of Korea into a new trade deficit in 1990 and the recovery of the dollar in world exchange markets, the Korean won has again depreciated slightly. However, there is a high degree of stability and the currency is managed by the central bank. A devaluation of more than 5 percent per annum should not be expected unless Korea's trade or inflation problems worsen significantly.

    It is likely that Korea's foreign trade position will improve again thanks to the country's competitive position in export markets. In a more liberated domestic economy with lower tariffs on foreign goods, however, it will be more difficult to restrain the growth of imports as Korean consumers demand a greater choice. Korea's main deficit is with Japan and consists largely of capital goods. This is likely to continue as long as Korean manufacturers wish to maintain their competitive edge in the most modern plant and equipment.

                                   THAILAND
    Thailand is unique in South East Asia in that it has escaped the colonial experience and maintained its freedom and independence. In addition, the monarchy plays a key role in maintaining the country's political stability and independence. It is, nevertheless, sobering to realize that since the absolute monarchy was ended in 1932 there have been no less than twenty-one coup d'etats, of which twelve have been successful. The recent international perception of Thailand was very much coloured by the experience of the past fifteen years as there had been no successful coup d'etat since 1977. Thus the one that took place in February 1991 was a surprise to many foreign observers and investors, although it had broad popular support and the tacit blessing of King Bhumibol himself. The army was felt to be acting not only to further its own cause but to stamp out political corruption and restore, within a period of six months, a democratically elected government. The Cabinet, which was put in place immediately after this coup, contained fifteen PhDs out of a total of twenty-three ministers, and the generals were in a small minority compared to the businesspeople, diplomats and civil servants with a record of disinterested public service. Thus it seems that Thailand in the 1990s will remain democratic but that the King and the army will continue to play a role which would be described in a Western democracy as that of "checks and balances" on the excesses of elected politicians.

    Political risk in Thailand needs to be seen in this cultural context. Thailand has been given a higher rating for political stability because of the existence of the monarchy first of all. King Bhumibol, who has been on the throne since 1946, commands enormous personal respect and popular reverence. It is impossible, therefore, for any government or military group to gain power without his tacit approval. This factor mitigates much of the instability which may be suggested by the record for the past sixty years of attempted military coups. At the same time Thailand has differed from its neighbours Burma and Vietnam in possessing a free and independent peasant population which has, on the whole, enjoyed a higher standard of living than their neighbours and, therefore, the communist movement has never made much headway among the rural people. On the other hand again, Thailand's extraordinary economic growth in the 1980s (averaging 10 percent per annum) has put great strains not only on the urban environment because of traffic jams and pollution, but also on the social and family system. Many rural families have been forced to send their teenage children to the cities to find employment. The contrast of living standards between Bangkok and the north east provinces (an estimated per capital income would be perhaps US $2,500 per annum for the former and less than US $500 per annum for the latter) must eventually create social tensions and potential unrest. The laissez-faire policy of the Bangkok government has thus far worked extremely well although the lack of planning, in terms of the proliferation of factories around the capital, leaves something to be desired.

    The fact that Thailand is a majority Buddhist country may do much to explain the non-violent changes of power and exchanges of politically different views which characterizes its public life. So, along with the monarchy, Buddhism must be counted as a major factor of political stability. The army is the third element which can be considered, on balance, to be a positive factor. During the 1970s when it seemed more than probable that Thailand would bear out the Pentagon "domino theory" by which each country in succession -- China in 1949, North Vietnam in 1954, South Vietnam in 1975, Laos, Cambodia in 1975-7...Thailand, Malaysia, Singapore -- would fall to the irresistible southward movement of the communist militias. But Thailand was the point at which communism stumbled and fell back. Much of this has to do with the professionalism of the army and the basic resistance of the people to a foreign ideology. As Siam had resisted British and French colonial pressure in the nineteenth century, so Thailand in the twentieth century resisted the Marxist Leninist dictatorship which engulfed its once prosperous neighbour, Vietnam.

    Thailand is, finally, the most open country to foreigners and receives almost 5 million tourists a year. The self-confidence and strong sense of cultural identity of the Thai people is in no way diminished by the superlative standards of service which characterize their hotels, tourist resorts and airlines. Any independent observer or visitor to Thailand can, therefore, assess the real nature of the underlying social stability of the country which supports the high degree of political stability predicted for the country.


    The following table gives details of the overall economic performance of Thailand from 1987 to 1994.
------------------------------------------------------------------------------
                                            TRADE
              EXCHANGE     GDP             SURPLUS/          MARKET    MARKET
                RATE     GROWTH           (DEFICIT)         YEAR-END  CAPITAL
              AV. US $      %      CPI     (US $BN)   P/E   CLOSING   (US $BN)
              ---------  -------  ------  ----------  ----  --------  --------
    1987        25.72      9.5     2.5      (1.6)      9.3    284.99     5.4
    1988        25.29     13.2     3.9      (3.9)     16.3    386.73     8.86
    1989        25.70     12.2     5.4      (5.4)     26.4    879.19    25.67
    1990        25.56     10.0     6.0      (9.9)     13.8    612.86    23.86
    1991        25.05      8.2     5.7      (9.6)     15.6    711.40    35.7
    1992        25.49      7.5     4.1      (8.5)     15.2    893.40    58.20
    1993        25.50      7.8     4.8      (9.2)     27.6  1,183.00   130.0
    1994        25.10      8.2     5.0      (9.5)     21.3  1,360.00   150.0
    1995*       24.90      8.8     5.2     (11.9)     17.6     --      140.0

    *Estimate


    Thailand's economy has been the fastest growing in the world for the past three years. The take-off really began in 1986-7 with the flood of new foreign investment into the country, largely from Japan and Taiwan. The rapid appreciation of the Japanese yen against the dollar in 1985-6 forced many Japanese manufacturers to consider moving some of the low technology, low labour cost activities, such as textiles, consumer electronics and footwear, offshore. Thailand was a natural destination for Japan's industrialists, made easier by the low degree of red tape and bureaucratic delays. Hence as the figures published by the Board of Investment between 1985 and 1992 show the rising tide of foreign capital was a major cause of Thailand's economic boom. GDP growth reached over 12 percent in 1988 and 1989 and it seems likely that in the 1990s Thailand can sustain a medium-term growth of nearly 7 percent annually in real terms.

    There has been a large shift away from agriculture towards manufacturing. As recently as 1980, 50 percent of Thailand's exports consisted of rice and tapioca and other agricultural products. By 1990, 75 percent of the total volume of exports were manufactured goods, mainly from the newly established assembly plants in Bangkok and the south. This has resulted in large changes in employment and moves of populations. Nevertheless, the profound change in the structure of Thailand's economy has been well absorbed and sets the stage for a move into higher value added products in the years up to 2000.

    It is surprising, considering the very high rate of economic growth that the economy has experienced, that prices, as measured by the consumer price index, have been kept under control. The last serious bout of inflation in Thailand occurred during the two oil crises, first in 1973-4 when the CPI touched 24 percent and then again in 1980-1 when there was a resurgence of inflation to nearly 20 percent. In the later 1980s, and thanks largely to a more stable oil price, inflation has been held in single digits and has not exceeded 6 percent. Nevertheless, the boom of the past three years, particularly in Bangkok, has led to a rapid escalation of real estate values and rents. It is likely that the slowdown in the economy in 1991 will result in a lower inflation rate and, therefore, it is expected that Thailand's inflation will be held at 5 percent or below in the next few years.

    Once again the record is one of extraordinary stability. The Thai baht has been carefully managed by the Bank of Thailand against a basket of currencies which is thought to be around 80 percent dollars and 20 percent yen. When measured against the U.S. dollar it has resulted in a very small annual variation of less than 3 or 4 percent. In fact, during the last six years there has been virtually no change in the value of the baht compared with the dollar. Clearly, the weaker dollar of the 1985-90 period has favoured Thailand's exports. (The same effect is observable with the Hong Kong dollar which is also pegged to the American unit.) Therefore, it is expected that Thailand's currency will remain extremely stable in dollar terms in the future.

                                   MALAYSIA
    The central dilemma in assessing Malaysia's political risk is the perennial question of relations between the Malay and Chinese communities representing as they do about 60 percent and 30 percent of the population respectively. Since the 1969 anti-Chinese riots in Kuala Lumpur the country has been unruffled by any serious inter-racial violence and during this period a great deal has been accomplished in transforming the economy and in transferring the wealth of the country from foreign and Chinese hands into the hands of the bumiputra (or the sons of the soil), which is the dominant Malay majority. The success of this New Economic Policy is unquestioned and has given a great deal of legitimacy to the continued run of the United Malay National Organisation (UMNO) under its successive prime ministers and most recently under Dr. Mahathir Mohammed who has now held power for a decade. This economic success has also done much to defuse the threat from the Islamic fundamentalists who have tended to get co-opted into the ruling party. The Chinese community has also done well in economic terms although the political disunity in the Malay Chinese Association (MCA) has left them somewhat leaderless in the political sphere.

    Politics in Malaysia continues to be a question to revolve around its leading personalities. It should also be noted, however, that Malaysia shares one characteristic with Thailand, which is a strong monarchical system. In Malaysia's case it is less visible because the kingship is shared on a five-year revolving basis among the sultans of the various states of the federation. This clear distinction of the British model between the head of state, or monarch, and the prime minister, or political leader, is important to Malaysia's overall stability.

    The geographical divide between peninsular Malaysia and East Malaysia, consisting of the states of Sabah and Sarawak, also underlines the need for a great deal of political decentralization. Sabah and Sarawak have very different histories from the other Malaysian states and can be examined for their political make-up on a separate basis including the question of the Christian minority in Sabah. Overall, however, it must be judged that Malaysia's economic success has led to a far greater degree of political stability than was expected following independence in 1963.

    Malaysia's relations with its neighbours on the whole are excellent and, in particular, the relationship with Singapore, which remains the largest investor in the country, is a key one. The Singapore government is obviously enthusiastic to diversify its industrial base across the causeway into Johore and further north into peninsular Malaysia. This is good news for Malaysia's economic and political stability.


    The following table gives details of the overall economic performance of Malaysia from 1987 to 1994.
------------------------------------------------------------------------------


                                            TRADE
              EXCHANGE     GDP             SURPLUS/          MARKET    MARKET
                RATE     GROWTH           (DEFICIT)         YEAR-END  CAPITAL
              AV. US $      %      CPI     (US $BN)   P/E   CLOSING   (US $BN)
              ---------  -------  ------  ----------  ----  --------  --------
    1987        2.52       5.4     0.8       5.9      78.0    261.19    18.49
    1988        2.61       8.9     2.5       5.6      36.0    357.38    29.05
    1989        2.70       9.2     2.8       3.9      28.7    562.28    39.73
    1990        2.70       9.8     3.1       1.9      39.8    505.9     48.81
    1991        2.75       8.8     4.3      (6.4)     29.3    556.2     57.49
    1992        2.62       8.0     4.7       2.8      21.0    644.0     92.20
    1993        2.70       8.5     3.6       3.8      34.3  1,275.0    241.00
    1994        2.62       9.2     3.7      (2.2)     23.2    971.0    275.00
    1995*       2.55       9.2     3.7      (6.7)     20.4     --      204.00

    *Estimate


    Malaysia, along with Singapore, experienced a sharp recession in 1985-6 owing to an excessive tight monetary policy in both countries. Since 1987 Malaysia has, however, returned to the path of high growth and low inflation. Nevertheless, over a twenty year period Malaysia ranks behind Singapore, Thailand and Hong Kong, although ahead of Indonesia in past overall economic growth. The change in the past five years has also been accompanied by an accelerated shift into manufacturing and away from the old dependence on the plantation sector. This manufacturing growth has been led by investment from Japan and Taiwan and notable national projects such as the Proton car. Malaysia is attempting to move up market into the new product areas such as electronics, car assembly and consumer goods. It is likely to be successful in doing so owing to its literate and trainable workforce. Therefore, one can be fairly confident that Malaysia's economic record will continue to be bright.

    The exchange rate of the Malaysian ringgit has been closely tied to that of the Singapore dollar which itself has been very stable if not strong against other world currencies, expecially the US dollar. Therefore, the ringgit has had a very stable record against the dollar and is likely to maintain this stability. Malaysia's foreign trade has generally been in surplus, although between 1990 and 1991 this figure fell sharply partly owing to fall-off in Malaysia's energy exports. As manufactured goods assume a larger importance in the composition of exports compared with crude oil, rubber and palm oil, Malaysia's trade position should gradually become steadier. For an investor Malaysia remains attractive although vulnerable to external shocks either in terms of commodity prices or in a fall in export demand in its principal markets. The infrastructure, high literacy rate and relative political stability in recent years are all bonus points for the country's overall image.

                                  SINGAPORE
    "The silent success", in the words of a Singapore government minister, of this region is based on a high literacy rate and a well-educated and trainable workforce. The investment in human capital has proven to be more important to a lasting economic growth success story than the availability of finance or technology. The demise of communism is also promoting greater confidence and political stability in the Association of South East Asian Nations (ASEAN) region, of which Singapore is the de facto financial centre.

    Essentially Singapore's aim in the 1990s will be to emulate what Hong Kong has done in Guangdong Province and the hinterland of southern China. But in Singapore's case its export of jobs and lower value added industries will be mainly to neighbouring Malaysia and, to a lesser extent, to Indonesia. The plantations in the southern part of the Malaysian peninsula depend almost entirely on the large annual in-take of illegal workers from Indonesia. With 100 million people in Java alone, Indonesia needs to provide employment for 2-3 million a year. Thus mobility of labour within ASEAN is as important, if not more so, than mobility of capital.

    Singapore is aiming its investment at Johore in Malaysia and Batam Island in Indonesia. This is the so-called growth triangle. There is a political aspect to this. Singapore is a small Chinese island surrounded by a sea of Muslims. It needs to ensure political stability among its neighbours. One of the best ways of doing this (as Hong Kong has found in southern China) is to invest and create jobs and raise per capita incomes from their present low level.

    The other aspect of political risk when considering Singapore is, of course, the handover of political power from one generation to another. Although Lee Kwan Yew stepped down as Prime Minister in 1990, he continues to wield a large influence and power behind the scenes. Nowhere in the world could it be truer to say that the state is the creation of one man, thus his succession poses a very real problem. His son, Lee Hsien Loong may not take up the post of Prime Minister for three to five years. In any case, the question of dynastic succession in a parliamentary democracy, even within a limited Confucian Chinese democracy, is, to say the least, a questionable one. Many of the elder Lee's policies, such as imposing the Mandarin Chinese language on the Singapore educational system, have aroused fierce opposition among the older, anti-communist generation of Singapore Chinese. The tight control of the media and the suppression of all political opposition or criticism of the government, the People's Action Party or the Prime Minister himself, has also aroused criticism both at home and internationally.

    But, on balance the enormous success of Lee Kwan Yew's achievement in creating modern Singapore cannot be doubted. It is clean, efficient and notably lacking in corruption compared to other Asian cities. The Central Provident Fund, which takes 35 percent of every person's income as a compulsory savings scheme, has built up an enormous reservoir of capital for future use in Singapore. Notable public works such as Changi Airport or the transport system have been the result. Long-term planning has not been as successful anywhere else, with the possible exception of Japan. The paternalistic attitude of the Singapore government towards its citizens is unlikely to change in the immediate future especially since the younger generation of Singaporeans have been thoroughly versed in the disciplined Confucian thinking and authoritarianism which characterizes the school system as well as government. Singapore also has a well run and modern citizens' army based, like the Swiss model, on an annual call-up of every able-bodied man aged between 18 and 50. The city state is thus well equipped to defend itself against any aggressor. Singapore will also benefit from the inflow of human and financial capital from Hong Kong as 1997 approaches. In this sense it does not need to change but merely to retain its present stability and attractive lifestyle in order to continue to prosper. Thus, the conclusion to be drawn is that Singapore scores an equally high rating in terms of very low political risk and a high degree of stability as Japan.


     The following table gives details of the overall economic performance of Singapore from 1987 to 1994.
------------------------------------------------------------------------------

                                            TRADE
              EXCHANGE     GDP             SURPLUS/          MARKET    MARKET
                RATE     GROWTH           (DEFICIT)         YEAR-END  CAPITAL
              AV. US $     (%)     CPI     US $BN)    P/E   CLOSING   (US $BN)
              ---------  -------  ------  ----------  ----  --------  --------
    1987        2.10       9.4     0.5      (5.2)     17.8    270.34     17.86
    1988        2.01      11.1     1.5      (4.7)     18.5  1,038.6      24.00
    1989        1.95       9.2     2.4      (4.8)     18.3  1,481.3      35.95
    1990        1.74       8.3     3.4      (5.3)     13.1  1,159.5      34.26
    1991        1.62       6.7     3.4      (4.6)     18.5  1,490.7      51.20
    1992        1.64       5.8     2.3      (4.9)     19.6  1,524.4      52.20
    1993        1.61       9.9     2.4      (0.8)     36.0  2,426.0     132.05
    1994        1.53      10.1     3.1      (5.9)     22.5  2,239.5     170.00
    1995*       1.43       7.3     2.1      (4.9)     20.6     --       160.00


    *Estimate
Note: Market capital figures for Singapore for incorporated companies only.

    The Singapore economy has been characterized by the highest degree of government involvement and intervention outside of the socialist world. Nevertheless, the growth rate has been quite impressive, averaging around 7-8 percent, except during the 1985-6 recession, and even more impressive has been the tight control of inflation which, along with that of Japan, has remained extremely low at below 3 percent for the past decade. The economic stability of Singapore, therefore, scores high on a comparative basis although being a small island state it is very sensitive to developments in its two main neighbours, Indonesia and Malaysia, with their large commodity-based economies. Thus, Singapore runs a regular trade deficit of around US $5 billion per annum which is easily covered by its current account surplus on invisibles. Singapore's foreign reserves held by the Monetary Authority of Singapore (MAS) and the Government Investment Corporation of Singapore (GICS) are estimated to be in excess of US $50 billion which would give this tiny Asian city state the third highest foreign exchange reserves after Japan and Taiwan.

    Thus, the overall management of "Singapore Inc." is extremely conservative, with a very high degree of self-reliance, a high savings rate and an ample cushion for unexpected global events. This financial conservatism has been reflected in the strong performance of the Singapore dollar which has advanced steadily against the US dollar during the past five years with an average appreciation of 5 percent per annum. It is reasonable to expect these trends -- high economic growth, high savings rate, low inflation and steady currency appreciation -- to continue during the 1990s.

                                  INDONESIA
    It can at least be argued that Indonesia has had fewer changes in its political system than its Asian neighbours. In fact, there have been only two rulers of Indonesia since independence was gained from the Dutch in 1948 -- Sukarno and Suharto. But equally it should not be forgotten that the two major turning points in the country's modern history -- independence and the 1965 revolution -- were unusually violent episodes in the life of any country. The stability which Indonesia has enjoyed during the past twenty-five years under Suharto should, therefore, be placed against this background.

    In many ways the same three pillars of stability which are found in Thailand -- the army, the king and the national religion -- are present in Indonesia except that the President, Suharto, stands in the place of the monarchy and the national religion is Islam rather than Buddhism. The question of monarchical or presidential succession remains perhaps the major political risk confronted by the foreign investor as so many aspects of the business life of the country relate directly to Suharto or his immediate family. The role of the army in Indonesia is a great deal more clear cut and predictable than in either Thailand or in the Philippines. In effect, there have been no attempted military coups since 1966. The army remains wholly in support of Suharto. It has been suggested, in fact, that anyone who might be considered as a candidate to succeed Suharto must be Javanese and must be a general.

    The role of Islam in the national life of Indonesia is a more complex subject. The Mohammedan religion first reached the shores of western Sumatra through the coming of the Arab traders around 1400. The western-most state of Aceh has remained a stronghold of Islamic fundamentalist belief ever since. Sumatra in general has remained restive and unwilling to bend to the yoke of a tight central control from Java. In fact, this is also true of many other island provinces of the huge Indonesian archipelago which will have, by the year 2000, a population of over 200 million. Following the 1958 uprising in Sumatra and Celebes (or Sulawesi) the Javanese policy was to plant more settlers in these outlying islands from Java (where 80 percent of the population lives). Political and religious factors, therefore, cannot be disentangled in the future horoscope of Indonesian political life.

    Fundamentalism is on the rise, as also in Malaysia, and politicians with fundamentalist Islamic beliefs and supporters are likely to take a more active role. However, the situation cannot be compared with Iran or Saudi Arabia. In neither Indonesia nor Malaysia has Islam taken over all aspects of every day life with its rules about the role of women or the consumption of alcohol or the exaction of interest or usury on capital. In all these respects Indonesian life is relatively "modern." There is a more easy-going Asian approach to matters of religious belief.

    However, the social question, which one cannot ignore, concerns the role of the minority and non-Muslim peoples in Indonesia, in particular the Chinese community in Java. Although the total Chinese population is less than 5 million, or around 3 percent of the total, 80 percent of the commerce and much of the capital wealth remains in the hands of this small but tight-knit Chinese community. In 1966 there were violent anti-Chinese riots and killings in Jakarta, Surabaya and other Javanese cities. Many thousands of Chinese fled to Hong Kong and to China but this is a spectre which has been banished from the life of the nation since Suharto came to power. He is well known to have close links with the leading members of the Chinese business community.

    The role of Chinese businesspeople in Indonesia has been brought into much greater focus by the explosion of the Jakarta stock market in the late 1980's. Much of the wealth which was rumoured to exist in the hands of the great Chinese families is now visibly calculated on a daily basis in the large listed capitalization of the Indonesian-Chinese industrial groups such as Indo-Cement and Astra. There is, of course, a two-way flow of capital involved in this process of the rapid evolution of the capital market in Jakarta, by which up to U.S. $5 billion of foreign capital has entered the country in the form of equity investment, largely from foreign fund managers, and a substantial amount of Chinese capital has been able to leave the country in the opposite direction.

    The enormous economic potential of Indonesia, its vast natural resources and its large labour force being two principal attractions, cannot be doubted. However, the main element of political risk is the possibility of a further violent episode in the political life of the country when the next transfer of power occurs at the top.


    The following table gives details of the overall economic performance of Indonesia from 1987 to 1994.
------------------------------------------------------------------------------
                                            TRADE
              EXCHANGE     GDP             SURPLUS/          MARKET    MARKET
                RATE     GROWTH           (DEFICIT)         YEAR-END  CAPITAL
              AV. US $     (%)     CPI     (US $BN)   P/E   CLOSING   (US $BN)
              ---------  -------  ------  ----------  ----  --------  --------
    1987        1,720      3.6     9.0       4.6                83.0      0.07
    1988        1,735      5.6     7.4       4.9      41.2     305.0      0.26
    1989        1,784      7.4     6.0       5.8      24.7     399.0      2.42
    1990        1,889      7.4     9.6       3.9      19.9     418.0      6.2
    1991        1,984      6.5     9.5       5.5      17.1     247.0      8.1
    1992        2,064      6.0     4.9       6.9      14.4     274.0     12.1
    1993        2,110      6.5     7.0       9.0      27.4     589.0     43.0
    1994        2,160      7.3     9.2       7.8      18.8     470.0     52.0
    1995*       2,316      7.2     9.6       7.0      14.5      --       55.0


    *Estimate

    Indonesia began the 1980s principally as an oil exporter. During the 1970s it had a high rate of inflation but also a very rapid economic growth on the back of the oil boom. The fall in oil prices in the early 1980s, which became precipitate in the spring of 1986, therefore, forced a review of their priorities. Reducing inflation, diversifying the economy away from oil and maintaining a stable growth in the economy to provide as full employment as possible for the large young population, were selected as the main objectives. It is remarkable to see the extent to which these aims have been achieved during 1985-90. Inflation has been brought from 20 percent, at the beginning of the decade, to around 6 percent in 1989-90. Economic growth, having fallen to 2.5 percent in 1985 regained the level of 7.4 percent by 1990. The rupiah, which had undergone a 30 percent once-and-for-all evaluation in the autumn of 1985, had stabilized on a "crawling peg" system with an annual devaluation of around 5 percent. The trade surplus continued at a healthy US $4-5 billion annually and the inflow of foreign capital more than offset Indonesia's foreign debt position. Therefore, it is possible to conclude that the good macroeconomic management, which was achieved by the small group of technocrats employed by Suharto to direct the economy, had been very successful in reducing the economic risk of the country. The future path of the Indonesian economy will, therefore, depend as much on the development of low wage manufacturing and the inflow of Japanese capital, on the liberalization of the banking system and the capital market, as on the price of basic commodities. This gives a much greater degree of stability to the Indonesian economy as a whole.

                               THE PHILIPPINES
    The Philippines is a special case in Asia. Culturally and politically it has a very distinct national personality. The Roman Catholic Church plays a leading role in its national life, not least in recent political changes. The fact that the Philippines was the only American colony in Asia also gave it a very different tradition from Indonesia or Malaysia, which had similar languages but very different cultural traditions. The Spanish occupation of the previous four hundred years also left some deeper traces than the Dutch did in Indonesia.

    When speaking of political risk, however, the real problem in the Philippines has been the lack of legitimacy which has plagued successive governments and has led to the constant pendulum between dictatorship and weak democratic governments.

    The U.S. tutelage has left a lasting imprint on the country. The charismatic leadership of Magsaysay in the 1950s also left a vivid example to his successors. The attempts, in the 1960s, to solve the enormous economic problems of the Philippines, especially the rural poverty and the rapid growth of population, were not successful when pursued in a socialist direction. Marcos arrived in power in 1965 and inherited a country which still had higher living standards than most other Asian countries such as Hong Kong, Korea, Taiwan and Singapore. Therefore, judgment on his twenty year rule must be very negative as a result, if only judged as an economic failure.

    The question most investors, therefore, raise is whether the Philippines is capable of responsible government and economic planning which would give it a GNP growth rate approaching that of its Asian tiger neighbours. Many observers dismiss this prospect out of hand citing the endemic problems of corruption, political in-fighting and the lack of Confucian work ethic present in North Asia. However, there is no doubt that the Philippines possesses enormous natural advantages and it would be wrong to generalize about the whole archipelago of 7,000 islands from the political life of Manila alone. The island of Cebu, for example, has seen a successful economic transformation in the past twenty years. Manufacturing investment has grown and has begun to replace agriculture as a principal source of employment. The Philippines has a very high rate of literacy and the work ethic cannot be doubted by anyone who has employed Filipino domestic workers overseas. Their earnings are an important source of remittance back to the Philippines each year. The Filipino population in the United States is now the largest Asian ethnic group in that country approaching 2 million, mainly in California. Both natural resources, therefore, and an intelligent, hardworking population favour the country.

    Unfortunately, the political system has never been able to maintain the long-term stability for its promise to be fulfilled. The years of the Aquino government, during which democratic procedures were restored to Philippine political life, have also been disappointing in that many of the features of Washington political life have been reproduced in Manila -- continuous discord between Congress, Senate and the President, making important national decisions extremely difficult to reach. On top of that, of course, there have been the continuing attempts by the military to unseat the elected government. Although all of these have failed they have, nevertheless, done much to undermine the confidence of international investors in the political stability of the country. In particular, the failed attempt of December 1989 led to a slump in the economy and the stock market and scared away much needed foreign capital.

    There are signs that Japanese and Taiwanese investors and banks are coming back to the Philippines. Nevertheless, it can only be concluded that democracy is a fragile plant in the Philippines which may be damaged in the future as it has been in the past. There is continued rivalry for political and business influence among a small group of leading Filipino families. The press, although perhaps the freest in Asia, is considered to be irresponsible and corrupt and does much to undermine the legitimacy of the ruling government. Political risk, therefore, is judged to be higher here than in other Asian countries.


    The following table gives details of the overall economic performance of the Philippines from 1987 to 1994.
------------------------------------------------------------------------------
                                            TRADE
              EXCHANGE     GDP             SURPLUS/          MARKET    MARKET
                RATE     GROWTH           (DEFICIT)         YEAR-END  CAPITAL
              AV. US $     (%)     CPI     (US $BN)   P/E   CLOSING   (US $BN)
              ---------  -------  ------  ----------  ----  --------  --------
    1987        20.5       4.8       3.8    (1.0)     15.9    642.72      2.97
    1988        21.0       6.3       8.8    (1.1)     19.6    841.65      4.20
    1989        21.7       5.0      10.6    (2.6)     16.8  1,145.45     11.82
    1990        27.2       2.1      12.7    (4.0)     14.3    651.78      5.73
    1991        26.2      (1.0)     17.7    (3.2)     12.7  1,152.00     11.10
    1992        23.6       0.0       8.9    (4.7)     13.5  1,256.00     16.00
    1993        27.1       1.7       9.8    (6.4)     29.4  3,196.00     39.00
    1994        26.3       4.3       9.1    (7.8)     24.5  2,786.00     56.00
    1995*       25.8       5.4       7.7    (9.3)     19.2     --        56.00


    *Estimate

    The GDP growth, which had been running at 5.5 percent average for the previous three years, fell to only 2 percent in 1990 and inflation rose to 12 percent. The peso was rather weak and the trade deficit doubled to nearly US $4 billion. The stock market tumbled by over 50 percent, from a high of 1,145 to less than 600, and the overall value of listed Philippine shares fell from US $12 billion to less than US $6 billion. Such is the real economic risk for investors of this fragile political system. Nevertheless, the recovery of confidence in early 1991 is testament to the long-term value that investors see in the country. Even if relative to its Asian neighbours the Philippines continues to have economic problems (and notably its high foreign debt), it will benefit from regional trends and it will present, from time to time, very interesting buying opportunities. The educated and literate labour force is a major resource of wages and relatively low taxes.

    At the worst point of the last years of the Marcos regime inflation in the Philippines reached 50 percent, the highest recorded in Asia during the past decade. With the strong support of the central bank under Governor Jobo Fernandez, the money supply was reined in, the peso was stabilized and inflation came down to single digits between 1986 and 1988. The tight monetary policy has been maintained and interest rates have been as high as 35 percent to control the supply of credit. Therefore, with good macroeconomic management the inflation problems in the Philippines can be contained.

    The same rule can be applied to the value of the peso which has had a poor long-term record and, despite the efforts of a strong and independent central bank, has again slid in value against the dollar in the past two years. With the benefit of strict International Monetary Fund prescriptions it is hoped that the Philippines will now be able to reschedule its foreign debt particularly with the help of the Japanese banks, stabilize the currency and maintain a reasonable growth in its export trade.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II


    This Part II provides information about EV CLASSIC GREATER CHINA GROWTH FUND. The Fund currently seeks to achieve its investment objective by investing its assets in the Greater China Growth Portfolio (the "Portfolio").


                                FEES AND EXPENSES


MANAGER
     As of August 31, 1995, the Fund had net assets of $21,207,646. For the fiscal year ended August 31, 1995, Eaton Vance earned management fees of $57,931 (equivalent to 0.25% of the Fund's average daily net assets for such year). For the period from the start of business, December 28, 1993, to the fiscal year ended August 31, 1994, Eaton Vance earned management fees of $32,972 (equivalent to 0.25% (annualized) of the Fund's average daily net assets for such period).

DISTRIBUTION PLAN
     The Distribution Plan and Distribution Agreement remain in effect until April 28, 1996 and may be continued as described under "Distribution Plan" in this Part II. Pursuant to Rule 12b-1, the Plan has been approved by the Fund's initial sole shareholder (Eaton Vance) and by the Board of Trustees of the Trust, as required by Rule 12b-1. During the fiscal year ended August 31, 1995, the Principal Underwriter paid to Authorized Firms sales commissions of $166,240 on sales of Fund shares. During the same period, the Fund paid sales commission payments under the Plan to the Principal Underwriter aggregating $176,292. Such payments reduced Uncovered Distribution Charges. During such period, contingent deferred sales charges aggregating approximately $2,600 were imposed on early redeeming shareholders and paid to the Principal Underwriter to reduce Uncovered Distribution Charges. As at August 31, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $574,000 (which amount was equivalent to 2.7% of the Fund's net assets on such date). During the fiscal year ended August 31, 1995, the Fund paid service fee payments under the Plan aggregating $58,791, of which $54,553 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.

PRINCIPAL UNDERWRITER
     For the fiscal year ended August 31, 1995, the Fund paid the Principal Underwriter $1,160.00 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

TRUSTEES
     The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton
Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the
Portfolio, respectively. (The Trustees of the Trust and of the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended August 31, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as
Trustees from the Fund and the Portfolio, and, for the year ended September 30, 1995, earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex<F1>:

                                                        AGGREGATE               AGGREGATE             TOTAL COMPENSATION
                                                       COMPENSATION            COMPENSATION            FROM TRUST AND
  NAME                                                  FROM FUND             FROM PORTFOLIO             FUND COMPLEX
  ----                                                  ---------             --------------          ------------------
  Hon. Edward K.Y. Chen .........................         $ --                   $15,000                   $ 15,000
  Donald R. Dwight ..............................           33                      --                      135,000<F2>
  Samuel L. Hayes, III ..........................           32                     5,000                    150,000<F3>
  Stuart Hamilton Leckie ........................           --                    15,000                     15,000
  Norton H. Reamer ..............................           31                      --                      135,000
  John L. Thorndike .............................           32                      --                      140,000
  Jack L. Treynor ...............................           34                      --                      140,000
----------

<F1>The Eaton Vance fund complex consists of 211 registered investment companies or series thereof.
<F2>Includes $35,000 of deferred compensation.
<F3>Includes $33,750 of deferred compensation.

                            PERFORMANCE INFORMATION

     The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund from October 28, 1992 through August 31, 1995 and for the one-year period ended August 31, 1995. The total return for the period prior to the Fund's commencement of operations on December 28, 1993 reflects the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund contingent deferred sales charge ("CDSC"). The total return for such prior period has not been adjusted to reflect the Fund's distribution fees and certain other expenses. If such an adjustment were made, the performance would be lower.


                                                   VALUE OF A $1,000 INVESTMENT

                                                                                TOTAL RETURN BEFORE          TOTAL RETURN AFTER
                                            VALUE BEFORE      VALUE AFTER          DEDUCTING CDSC             DEDUCTING CDSC*
  INVESTMENT     INVESTMENT    AMOUNT OF   DEDUCTING CDSC   DEDUCTING CDSC*  --------------------------  --------------------------
    PERIOD          DATE      INVESTMENT     ON 8/31/95       ON 8/31/95      CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
--------------  ------------  -----------  ---------------  ---------------  ------------  ------------  ------------  ------------
Life of
the Fund          10/28/92      $1,000        $1,420.72        $1,420.72        42.07%        13.16%        42.07%        13.16%

1 Year Ended
8/31/95            8/31/94      $1,000        $  901.50        $  892.51        -9.85%        -9.85%       -10.75%       -10.75%

     Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

----------
* No CDSC is imposed on certain redemptions. See the Fund's current Prospectus.



                             PRINCIPAL UNDERWRITER
     Under the Distribution Agreement the Principal Underwriter acts as principal in selling shares of the Fund. The expenses of printing copies of prospectuses used to offer shares to financial service firms or investors and other selling literature and of advertising is borne by the Principal Underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and state securities laws is borne by the Fund. In addition, the Fund makes payments to the Principal Underwriter pursuant to its Distribution Plan as described in the Fund's current Prospectus; the provisions of the plan relating to such payments are included in the Distribution Agreement. The Distribution Agreement is renewable annually by the Trust's Board of Trustees (including a majority of its Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Fund's Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding voting securities of the Fund or on six months' notice by the Principal Underwriter and is automatically terminated upon assignment. The Principal Underwriter distributes Fund shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Fund has authorized the Principal Underwriter to act as its agent in repurchasing shares and will pay the Principal Underwriter $2.50 for each repurchase transaction handled by the Principal Underwriter. The Principal Underwriter estimates that the expenses incurred by it in acting as repurchase agent for the Fund will exceed the amounts paid therefor by the Fund.

                                DISTRIBUTION PLAN
     The Distribution Plan ("the Plan") is described in the Prospectus and is designed to meet the requirements of Rule 12b-1 under the 1940 Act and the sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD Rule"). The purpose of the Plan is to compensate the Principal Underwriter for its distribution services and facilities provided to the Fund by paying the Principal Underwriter sales commissions and a separate distribution fee in connection with sales of Fund shares. The following supplements the discussion of the Plan contained in the Fund's prospectus.

     The amount payable to the Principal Underwriter pursuant to the Plan as sales commissions and distribution fees with respect to each day will be accrued on such day as a liability of the Fund and will accordingly reduce the Fund's net assets upon such accrual, all in accordance with generally accepted accounting principles. The amount payable on each day is limited to 1/365 of
 .75% of the Fund's net assets on such day. The level of the Fund's net assets changes each day and depends upon the amount of sales and redemptions of Fund shares, the changes in the value of the investments held by the Portfolio, the expenses of the Fund and the Portfolio accrued and allocated to the Fund on such day, income on portfolio investments of the Portfolio accrued and allocated to the Fund on such day, and any dividends and distributions declared on Fund shares. The Fund does not accrue possible future payments as a liability of the Fund or reduce the Fund's current net assets in respect of unknown amounts which may become payable under the Plan in the future because the standards for accrual of such a liability under accounting principles have not been satisfied.

     The Plan provides that the Fund will receive all contingent deferred sales charges and will make no payments to the Principal Underwriter in respect of any day on which there are no outstanding Uncovered Distribution Charges of the Principal Underwriter. Contingent deferred sales charges and accrued amounts will be paid by the Fund to the Principal Underwriter whenever there exist Uncovered Distribution Charges under the Fund's Plan.

     Periods with a high level of sales of Fund shares accompanied by a low level of early redemptions of Fund shares resulting in the imposition of contingent deferred sales charges will tend to increase the time during which there will exist Uncovered Distribution Charges of the Principal Underwriter. Conversely, periods with a low level of sales of Fund shares accompanied by a high level of early redemptions of Fund shares resulting in the imposition of contingent deferred sales charges will tend to reduce the time during which there will exist Uncovered Distribution Charges of the Principal Underwriter.


     In calculating daily, the amount of uncovered distribution charges, distribution charges will include the aggregate amount of sales commissions and distribution fees theretofore paid plus the aggregate amount of sales commissions and distribution fees which the Principal Underwriter is entitled to be paid under the Plan since its inception. Payments theretofore paid or payable under the Plan by the Fund to the Principal Underwriter and contingent deferred sales charges theretofore paid or payable to the Principal Underwriter less all amounts theretofore paid or payable to the Principal Underwriter by the Adviser in consideration of the former's distribution efforts will be subtracted from such distribution charges; if the result of such subtraction is positive, a distribution fee (computed at 1% over the prime rate then reported in The Wall Street Journal) will be computed on such amount and added thereto, with the resulting sum constituting the amount of outstanding Uncovered Distribution Charges with respect to such day. The amount of outstanding Uncovered Distribution Charges of the Principal Underwriter calculated on any day does not constitute a liability recorded on the financial statements of the Fund.


     The amount of Uncovered Distribution Charges of the Principal Underwriter at any particular time depends upon various changing factors, including the level and timing of sales of Fund shares, the nature of such sales (i.e., whether they result from exchange transactions, reinvestments or from cash sales through Authorized Firms), the level and timing of redemptions of Fund shares upon which a contingent deferred sales charge will be imposed, the level and timing of redemptions of Fund shares upon which no contingent deferred sales charge will be imposed (including redemptions involving exchanges of Fund shares for shares of another fund in the Eaton Vance Classic Group of Funds which result in a reduction of Uncovered Distribution Charges), changes in the level of the net assets of the Fund, and changes in the interest rate used in the calculation of the distribution fee under the Plan. (For shares sold prior to January 30, 1995, Plan payments are as follows: the Principal Underwriter pays monthly sales commissions and service fee payments to Authorized Firms equivalent to approximately .75% and .25%, respectively, annualized of the assets maintained in the Fund by their customers beginning at the time of sale. No payments were made at the time of sale and there is no contingent deferred sales charge.)

     As currently implemented by the Trustees, the Fund's Plan authorizes payments of sales commissions and distribution fees to the Principal Underwriter and service fees to the Principal Underwriter and Authorized Firms which may be equivalent, on an aggregate basis during any fiscal year of the Fund, to 1% of the Fund's average daily net assets for such year. For the sales commission and service fee payments made by the Fund and the outstanding Uncovered Distribution Charges of the Principal Underwriter, see "Fees and Expenses -- Distribution Plan" in this Part II. The Fund believes that the combined rate of all these payments may be higher than the rate of payments made under distribution plans adopted by other investment companies pursuant to Rule 12b- 1. Although the Principal Underwriter will use its own funds (which may be borrowed from banks) to pay sales commissions at the time of sale, it is anticipated that the Eaton Vance organization will profit by reason of the operation of the Plan through an increase in the Fund's assets (thereby increasing the management fees payable to Eaton Vance by the Fund and the administration fees payable to Eaton Vance by the Portfolio) resulting from the sale of Fund shares and through the amounts paid to the Principal Underwriter, including contingent deferred sales charges, pursuant to the Plan. The Eaton Vance organization may be considered to have realized a profit under the Plan if at any point in time the aggregate amounts therefore received by the Principal Underwriter pursuant to the Plan and from contingent deferred sales charges have exceeded the total expenses theretofore incurred by such organization in distributing shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices, which costs will include without limitation leasing expense, depreciation of building and equipment, utilities, communication and postage expense, compensation and benefits of personnel, travel and promotional expense, stationery and supplies, literature and sales aids, interest expense, data processing fees, consulting and temporary help costs, insurance, taxes other than income taxes, legal and auditing expense and other miscellaneous overhead items. Overhead is calculated and allocated for such purpose by the Eaton Vance organization in a manner deemed equitable to the Fund.

     The Plan provides that it shall continue in effect for so long as such continuance is approved at least annually by the vote of both a majority of (i) the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Rule 12b-1 Trustees") and (ii) all of the Trustees then in office, and the Distribution Agreement contains a similar provision. The Plan and Distribution Agreement may be terminated at any time by a vote of a majority of the Rule 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund. The provisions of the Plan relating to payments of sales commissions and distribution fees to the Principal Underwriter are also included in the Distribution Agreement between the Trust on behalf of the Fund and the Principal Underwriter. Under the Plan the President or a Vice President of the Trust shall provide to the Trustees for their review, and the Trustees shall review at least quarterly, a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the payments described therein without approval of the shareholders of the Fund, and all material amendments of the Plan must also be approved by the Trustees as required by Rule 12b-1. So long as the Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not such interested persons.

     The Trustees believe that the Plan will be a significant factor in the expected growth of the Fund's assets, resulting in increased investment flexibility and advantages which have benefited and will continue to benefit the Fund and its shareholders. Payments for sales commissions and distribution fees made to the Principal Underwriter under the Plan will compensate the Principal Underwriter for its services and expenses in distributing shares of the Fund. Service fee payments made to the Principal Underwriter and Authorized Firms under the Plan provide incentives to provide continuing personal services to investors and the maintenance of shareholder accounts. By providing incentives to the Principal Underwriter and Authorized Firms, the Plan is expected to result in the maintenance of, and possible future growth in, the assets of the Fund. Based on the foregoing and other relevant factors, the Trustees have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
     As at November 30, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of November 30, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 43.4% of the outstanding shares, which it held on behalf of its customers who are the beneficial owners of such shares, and as to which they had voting power under certain limited circumstances. In addition, as of the same date, PaineWebber FBO World Development Foundation, Coral Gables, FL 33134-2129 was the record owner of approximately 7.2% of the outstanding shares. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                                                                      APPENDIX C

                         EATON                 CLASSIC
                         VANCE     [LOGO]      FUND

                                   (Picture)

                                  EV Classic
                                 Greater China
                                     Growth
                                      Fund

                               Investing in China
                       For Long-Term Capital Appreciation

The People's Republic of China ("China") and the surrounding countries of the China region have recently become one of the most exciting and potentially profitable areas for investors seeking capital appreciation. But capturing the investment opportunity in China is challenging.

EV Classic Greater China Growth Fund - is a mutual fund that seeks capital appreciation by investing in interests in a Portfolio of equity securities of companies that, in the opinion of the Portfolio's investment adviser, will benefit from the economic development and growth of China. The Fund offers investors the advantages and convenience of an open-end mutual fund and the benefits of an experienced, Hong Kong-based investment adviser with specialized knowledge of the emerging East Asian markets.

Of course, while Eaton Vance believes that the opportunities for long-term capital appreciation are excellent, investors should consider carefully the risks involved in committing a portion of their assets to the Fund.

Such risks, for example, may include fluctuations in foreign exchange rates, political or economic instability in the country in which the security's issuer is located, and the possible imposition of exchange controls or other laws or restrictions. In addition, foreign securities markets may be less liquid, more volatile and subject to less government supervision than in the United States. Further, there is no guarantee that the economy or stock market of China will continue to grow as it has in the past, or that EV Classic Greater China Growth Fund will benefit from such growth. Share values will fluctuate and, when redeemed, may be worth more or less than at the time of purchase.


(map of Southeast Asia)
                               Greater China And
                         China's Special Economic Zones

Greater China
No. Korea
Japan
South Korea
China
CHINA'S SPECIAL ECONOMIC ZONES
Fujian Prov.
Pacific Ocean
Taiwan
Burma
Hong Kong
Guangdong Prov.
Xiamen
Laos
Shantou
Taiwan
Thailand
Shenzhen
Zhuhai
Philippines
Kampuchea
Hong Kong
So. China Sea
Malaysia
Philippines
Hainan Island
Singapore
Indonesia
Indian Ocean
Australia


IN ORDER TO ATTRACT FOREIGN INVESTMENT, SINCE 1978 CHINA HAS DESIGNATED CERTAIN AREAS OF THE COUNTRY WHERE OVERSEAS INVESTORS CAN RECEIVE SPECIAL INVESTMENT INCENTIVES AND TAX CONCESSIONS. THERE ARE FIVE SPECIAL ECONOMIC ZONES (SHENZHEN, SHANTOU AND ZHUHAI IN GUANGDONG PROVINCE, XIAMEN IN FUJIAN PROVINCE AND HAINAN ISLAND, WHICH ITSELF IS A PROVINCE).

IN ADDITION, 14 COASTAL CITIES HAVE BEEN DESIGNATED AS "OPEN CITIES" AND CERTAIN OPEN ECONOMIC ZONES HAVE BEEN ESTABLISHED IN COASTAL AREAS. SHANGHAI HAS ESTABLISHED THE PUDONG NEW AREA. TWENTY-SEVEN HIGH AND NEW TECHNOLOGY INDUSTRIAL DEVELOPMENT ZONES HAVE BEEN APPROVED WHERE PREFERENTIAL TREATMENT IS GIVEN TO ENTERPRISES WHICH ARE CONFIRMED AS TECHNOLOGY-RELATED.



CHINA IS ONE OF THE WORLD'S FASTEST GROWING ECONOMIES

In recent years, China has undergone remarkable change. China has embraced economic reforms that have turned it into one of the world's most spectacularly growing economies. Following strong growth in recent years, Gross Domestic Product (GDP) in 1995 is forecast to grow by more than 9 percent. China's leadership has officially declared this rapid growth as China's principal political objective, until at least the turn of the century. China is also influencing the growth rates of its neighbors: the average real (inflation adjusted) GDP growth rate of the China region has been over 7.0 percent annually for the past 6 years, compared with just 3 percent or less in Europe and the United States.

With 1.2 billion people, China houses one quarter of the world's population. China's population is young - an average 15 years younger than that of developed Western countries, and its work force of 600 million is five times the size of the U.S. work force.

Source: Lloyd George Management Ltd.


                               China's Potential
                                   For Growth

US VS. CHINA:
A FINANCIAL COMPARISON

The table below compares financial statistics and consumption of various products in the U.S. and China (all figures are annual, per person, except where otherwise noted).

                                           U.S.  CHINA
GROSS NATIONAL PRODUCT ($US)           $21,665    $395
AVERAGE MONTHLY WAGE ($US)             $ 1,919     $38
PRIMARY ENERGY (TONS OF OIL EQUIVALENT)    7.5    0.64
COPPER (POUNDS)                           20.0     0.9
ALUMINUM (POUNDS)                         40.7     1.5
RAW STEEL (POUNDS)                       880.0   165.0
RICE (POUNDS)                             15.5   775.0
MEAT (POUNDS)                            245.0    50.0
SUGAR (POUNDS)                           140.0     9.6
SOFT DRINKS (GALLONS)                     96.0     1.0
TVSETS (PER 1,000 PEOPLE)                885.0     8.0
NEWSPRINT (POUNDS)                       125.0     3.0
TELEPHONE LINES (PER 1,000 PEOPLE)       520.0     5.3
CARS (PER 1,000 PEOPLE)                  525.0     1.4
REFRIGERATORS (PER 1,000 PEOPLE)         390.0     2.6
Source: Lloyd George Management Ltd.

1994 AVERAGE FACTORY
WAGES PER MONTH
$U.S.
(Horizontal Bar Chart)
$3,574          Japan
$2,041          United States
$1,247          South Korea
$1,208          Taiwan
$1,191          Singapore
$1,140          Hong Kong
$346            Malaysia
$225            Spec. Economic Zones
$156            Thailand
$124            Philippines
$82             China
$66             Indonesia
Source: Lloyd George Management Ltd.

AT PRESENT, THERE IS AN ENORMOUS DISPARITY IN LABOR COSTS BETWEEN THE EMERGING ASIAN COUNTRIES (CHINA, INDONESIA, THE PHILIPPINES, THAILAND AND MALAYSIA) AND THOSE THAT ARE MORE INDUSTRIALIZED. OVER THE NEXT DECADE THERE IS STRONG REASON TO BELIEVE THAT THE EMERGING COUNTRIES WILL START TO MOVE THEIR MANUFACTURING FOCUS UPSCALE, SHIFTING FROM SUCH GOODS AS PLASTIC FLOWERS, TEXTILES AND TOYS, TO COLOR TELEVISION SETS AND COMPUTERS, EMULATING THE LEAD OF SOUTH KOREA AND TAIWAN.

WHAT ALL COUNTRIES OF THE REGION SHARE IS AN EQUITABLE WAGE STRUCTURE. UNLIKE THE UNITED STATES, FOR EXAMPLE, WHERE A CHIEF EXECUTIVE OFFICER COULD EASILY EARN 100 TIMES MORE THAN WHAT A PRODUCTION-LINE WORKER IN THE SAME COMPANY MAKES, THE WAGE DIFFERENTIAL WITHIN THE CHINA REGION IS FAR SMALLER. IN SOUTH KOREA, FOR EXAMPLE, THE DIFFERENCE BETWEEN THE TWO AT THE COUNTRY'S LARGEST COMPANY IS ONLY NINE-FOLD.


AVERAGE GROWTH IN GROSS NATIONAL
PRODUCT: 1989 - 1994
Percent
(Horizontal Bar Chart)
19.03%          China/Spec. Economic Zones
9.25%           Thailand
8.80%           Malaysia
8.30%           Singapore
7.21%           South Korea
6.80%           Indonesia
6.41%           Taiwan
4.60%           Hong Kong
2.60%           Philippines
1.90%           United States

Source: Lloyd George Management Ltd.

THE AVERAGE REAL (INFLATION-ADJUSTED) GROSS DOMESTIC PRODUCT GROWTH RATE IN ASIA HAS BEEN 7.0 PERCENT ANNUALLY OVER THE PAST 6 YEARS COMPARED WITH 3 PERCENT OR LESS IN EUROPE AND THE UNITED STATES. ALTHOUGH MUCH WILL DEPEND ON THE PRESERVATION OF THE INTERNATIONAL FREE TRADE SYSTEM, INTER-REGIONAL GROWTH IN ASIAN TRADE HAS BECOME A MAJOR FACTOR IN THE CONTINUING SUPERIOR PERFORMANCE OF ASIAN COUNTRIES.

THE LINKS BETWEEN CHINA AND HONG KONG, BETWEEN CHINA AND TAIWAN AND BETWEEN CHINA AND OTHER COUNTRIES WITHIN THE REGION, WHERE THERE IS A SIGNIFICANT OVERSEAS CHINESE POPULATION, HAVE BY NOW BEEN STRENGTHENED TO A DEGREE WHICH MAKES A REVERSAL UNLIKELY. MOREOVER, ALTHOUGH THESE LINKS HAVE BEEN DEVELOPED TO A STAGE WHERE ECONOMIC COOPERATION IN TRADE OPERATES SMOOTHLY, THE FULL POTENTIAL OF THE MARKET, BOTH IN TERMS OF DOMESTIC CONSUMPTION AND OF EXPORT GROWTH, HAS HARDLY BEGUN TO BE REALIZED.



DESPITE LOWER WAGES, CHINA'S SAVINGS RATE IS MORE THAN THREE TIMES THAT OF THE UNITED STATES

The average monthly wage is between 200 and 300 renminbi, or approximately $75 - $85. This compares to an average U.S. monthly wage of nearly $2,050. China's savings rate of 42 percent of Gross National Product (GNP) is more than three times that of the U.S. China's savings pool currently exceeds $250 billion, and savings rates throughout the China region are correspondingly high. In 1994 the gross national savings rate (as a percentage of GNP) in Singapore was a remarkable 47.5 percent, followed closely by 42 percent in China, 36.6 percent in Indonesia, 35.6 percent in Korea, 32.5 percent in Hong Kong, 31.7 percent in Thailand, 28 percent in Taiwan, 24 percent in India, and 21 percent in the Philippines. By comparison, the savings rate in the United States was only 12 percent for the same period.

Source: Lloyd George Management Ltd.

Chinese society has been based on the tenets of Confucius, which advocate order, respect, hierarchy, good manners and the sacrifice of the individual for the greater good of the family and the community. Chinese culture has favored hard work, achievement and thrift, which is reflected in China's high savings rate.

THE 'OVERSEAS' CHINESE ARE LEADING CHINA'S TRANSFORMATION FROM CENTRAL PLANNING TOWARD A MARKET-DRIVEN ECONOMY

The "overseas" Chinese - those living outside China - are leading China's transformation from central planning toward a market-driven economy by supplying capital and management expertise to complement the low-cost labor and land resources of mainland China. Eaton Vance Management estimates that 75 percent of all trade in most of the China region today goes through firms controlled by overseas Chinese.

By far the largest part of foreign direct investment, presently running at a $68 billion annual rate, is coming from the overseas Chinese. It is this direct foreign investment - with its technology, management skills and export potential
- that is transforming China's economy, leading many observers to believe that China will assume the leadership in Asia within the next 20 years.


CHINA'S EXPORTS ARE ON THE RISE
$U.S. billion
(Horizontal Line Chart)
                        EXPORTS         IMPORTS
1988                    $44.6           $56.0
1989                    $51.1           $59.0
1990                    $61.9           $52.0
1991                    $70.7           $62.5
1992                    $84.9           $80.0
1993                    $91.2           $104.7
1994E                   $111.2          $123.3
1995E                   $127.8          $137.9

Source: Lloyd George Management Ltd.


FOREIGN INVESTMENT IS
GROWING RAPIDLY
$U.S. billions
(Horizontal Bar Chart)
1994            $27.7
1993            $25.0
1992            $13.0
1991            $4.9
1990            $4.9

Source: Ministry of Foreign Economic Relations & Trade; State Statistical Bureau of the People's Republic of China

ACTUAL FOREIGN INVESTMENT HAS GROWN TO $U.S. 27.7 BILLION IN 1994 FROM $U.S.
25.0 BILLION IN 1993 AND APPROXIMATELY $U.S. 13.0 BILLION IN 1992. FOREIGN INVESTMENT IN 1991 AND 1990 WERE BELOW $U.S. 5.0 BILLION.

INVESTMENT IN TAIWAN AND CHINA'S FUJIAN PROVINCE CONTINUES TO GROW. MOST OF HONG KONG'S MANUFACTURING INVESTMENT HAS BEEN IN CHINA'S GUANGDONG PROVINCE, AND MORE THAN 3 MILLION WORKERS ARE NOW EMPLOYED IN THE PROVINCE, WORKING FOR HONG KONG COMPANIES.

LLOYD GEORGE MANAGEMENT ESTIMATES THAT 75 PERCENT OF ALL TRADE IN MOST OF THE CHINA REGION TODAY GOES THROUGH FIRMS CONTROLLED BY THE OVERSEAS CHINESE.


1994 GROSS NATIONAL
SAVINGS AS A % OF
GROSS NATIONAL PRODUCT
(Horizontal Bar Chart)
47.5%           Singapore
42.0%           China
36.6%           Indonesia
35.6%           Korea
32.5%           Hong Kong
31.7%           Thailand
28.0%           Taiwan
24.0%           India
21.0%           Philippines
12.0%           United States

Source: Lloyd George Management Ltd.

THE CITIZENS OF THE CHINA REGION ARE PRODIGIOUS SAVERS - AND INVESTORS. IN 1994, THE GROSS NATIONAL SAVINGS RATE (AS A PERCENTAGE OF GROSS NATIONAL PRODUCT) IN SINGAPORE WAS A REMARKABLE 47.5 PERCENT, FOLLOWED CLOSELY BY 42 PERCENT IN CHINA, 36.6 PERCENT IN INDONESIA, 35.6 PERCENT IN KOREA, 32.5 PERCENT IN HONG KONG, 31.7 PERCENT IN THAILAND, 28 PERCENT IN TAIWAN, 24 PERCENT IN INDIA AND 21 PERCENT IN THE PHILIPPINES. BY COMPARISON, THE SAVINGS RATE IN THE UNITED STATES, AS A PERCENTAGE OF GNP, FOR THE SAME PERIOD WAS ONLY 12 PERCENT.




With the overseas Chinese leading the way, foreign trade now accounts for more than 15 percent of China's GNP. The establishment of "Special Economic Zones" along China's south coast, which welcomed foreign firms and foreign capital, has fostered the rapid development of China's export markets. Comments by paramount leader Deng Xiaoping early in 1992, holding up the experience of the Special Economic Zones as the model on which China should base its future, form a basis for confidence in the sustainability and growth of economic reform throughout China.

ECONOMIC PLANS NOW INCLUDE OBJECTIVES TO FURTHER INCREASE THE EXPORT ELEMENT OF THE ECONOMY

Economic plans covering the last decade of the 20th century now include objectives to quadruple the country's 1980 industrial and agricultural output by the year 2000...to further increase the export element of the economy...and to continue to open the country with further development of the designated special investment areas.

Over the past 20 years, the performance of the China region stock markets has generally been better than those in the United States and Europe. In the past five years, these newly emerging securities markets have demonstrated significant growth in market capitalization, in the numbers of listed securities and the volume of transactions. In addition, with price-to-earnings ratios in the mid-to lower teens, the stock markets of the China region currently offer excellent value compared to other countries.

Two stock exchanges have recently opened in China - the Shenzhen and the Shanghai. Class "A" and Class "B" shares are traded on both. While only resident Chinese can purchase Class "A" shares, foreign investors (such as EV Classic Greater China Growth Fund) can purchase Class "B" shares.

The Shenzhen Stock Exchange, established in April 1991, officially opened in July 1991 with 6 listed companies. By December 1994, 114 stocks were traded, of which 22 were "B" shares.*

The Shanghai Stock Exchange, established in November 1990, officially opened in December 1990 with 8 listed companies. By December 1994, 171 stocks were traded, of which 32 were "B" shares.*

* Source: Lloyd George Management Ltd.

                                   EV Classic
                           Greater China Growth Fund

THE FUND OFFERS INVESTORS
THE POTENTIAL TO BENEFIT FROM
CHINA'S GROWTH

The investment objective of EV Classic Greater China Growth Fund is long-term capital appreciation.

The Fund offers investors the potential to benefit from the economic development and growth of China. It invests in interests in the Greater China Growth Portfolio. The Portfolio invests primarily in equities traded on the securities markets in the China region, including the two stock exchanges in China itself.

The Portfolio may invest in the common and preferred stocks of companies that provide goods or services to, or from within, the People's Republic of China (China), or have manufacturing or other operations in China - and that are normally listed on Southeast Asian stock exchanges or traded on their over-the-counter markets.

FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.


COMPARATIVE CHINA REGION
PRICE/EARNINGS RATIOS
Year end 1994
(Horizontal Bar Chart)
20.6    Thailand
21.7    Malaysia
22.2    Singapore
14.4    United States
25.8    Philippines
28.7    Taiwan
17.8    Indonesia
18.7    South Korea
11.0    Hong Kong

Source: Lloyd George Management Ltd.

MOST OF THE STOCK MARKETS OF THE CHINA REGION CURRENTLY OFFER EXCELLENT VALUES.



THE GROWTH OF THE CHINA
REGION'S EMERGING MARKETS
Percent change in market capitalization
1984 - 1994
(Horizontal Bar Chart)
Indonesia               79000
Philippines             19000
Korea                   3200
Taiwan                  2470
Hong Kong               1263
Singapore               1008
Malaysia                697
Thailand                167

Source: Lloyd George Management Ltd.

THE MAJOR ASIAN SECURITIES MARKETS HAVE GENERALLY OUTPERFORMED THOSE IN EUROPE AND THE UNITED STATES OVER THE PAST 20 YEARS. IN THE PAST FIVE YEARS, THE CHINA REGION'S NEWLY EMERGING MARKETS HAVE GROWN DRAMATICALLY IN MARKET
CAPITALIZATION, IN NUMBERS OF LISTED SECURITIES AND IN THE VOLUME OF
TRANSACTIONS.

PORTFOLIO INVESTMENTS
INCLUDE COUNTRIES THROUGHOUT
THE CHINA REGION

The countries in which the Portfolio may invest include:

o China                   o Singapore
o Hong Kong               o South Korea
o Indonesia               o Taiwan
o Malaysia                o Thailand
o Philippines

Any well-managed investment, be it a start-up portfolio or a billion-dollar institutional account, requires in-depth knowledge of markets, products, management styles and, to the extent possible, a keen sense of economic and political trends - past, current and future.

But investing in emerging overseas markets calls for even more. And that is a thorough understanding of the cultures, history and attitudes of the people and countries in which assets will be placed.

While there is no shortage of expertise in the established markets of North America, Japan and Europe, there are relatively few advisers dedicated to the emerging markets of the China region.

                            The Investment Adviser:
                  Lloyd George Management (Hong Kong) Limited

THE ADVISER, LLOYD GEORGE
MANAGEMENT, HAS EXTENSIVE, HANDS-
ON EXPERIENCE IN THE CHINA REGION

Lloyd George Management (Hong Kong) Limited, the Portfolio's investment adviser, comprises a group of highly qualified and experienced investment professionals. Individually and collectively, they have extensive hands-on experience in the securities markets of the China region, including the management of several regional mutual funds.

Based in Hong Kong, Lloyd George Management is ideally situated to monitor the pulse of the China region, select the securities for the Portfolio and manage, on a day-to-day basis, its assets.

EATON VANCE IS THE FUND'S
SPONSOR AND ADMINISTRATOR

The Fund's sponsor and administrator is Eaton Vance Management, a Boston-based investment firm founded in 1924. Eaton Vance currently manages approximately $15 billion in assets for more than 140 mutual funds, whose investment objectives range from tax free and taxable income to maximum capital appreciation, as well as individual and institutional accounts for retirement plans, pension funds and endowments.

                            No Initial Sales Charge

o Invest a minimum of $1,000. The minimum subsequent investment is only $50.

o All of your money goes to work for you immediately! (Please refer to a prospectus for details of the Fund's CDSC and distribution plan.)

o You have access to your investment on any business day! (Shares redeemed may be worth more or less than at time of purchase.)

o Dividends and capital gains distributions may be taken in cash, or reinvested at net asset value in additional shares.

o Qualified plans, including Individual Retirement Accounts, are available.

o Free telephone exchange is available between a variety of Eaton Vance Funds. Ask your financial adviser for details.

o Bank draft investing (minimum $50 per month or quarter) allows shareholders to invest regularly.

Please see a prospectus for more information about any of these services.

For more complete information about EV Classic Greater China Growth Fund or any other Eaton Vance fund, including distribution plans, charges and expenses, please write or call your financial adviser for a prospectus. Read the prospectus(es) carefully before you invest or send money.

[LOGO]
EATON VANCE DISTRIBUTORS, INC.
24 Federal Street
Boston, MA 02110

[LOGO]
LLOYD GEORGE MANAGEMENT
  (HONG KONG) LIMITED
3808, One Exchange Square
Central, Hong Kong


30960 - 2/95                           C - CGCB

[LOGO]
EATON VANCE
   Mutual Funds


EV CLASSIC GREATER CHINA
GROWTH FUND

-------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION


JANUARY 1, 1996




EV CLASSIC GREATER CHINA
GROWTH FUND
24 FEDERAL STREET
BOSTON, MA 02110

-------------------------------------------------------------------------------

SPONSOR AND MANAGER OF EV CLASSIC GREATER CHINA GROWTH FUND
Administrator of Greater China Growth Portfolio, Eaton Vance Management, 24 Federal Street, Boston, MA 02110


ADVISER OF GREATER CHINA GROWTH PORTFOLIO
Lloyd George Investment Management (Bermuda) Limited, 3808 One Exchange Square, Central, Hong Kong


PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265


CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111

TRANSFER AGENT
First Data Investor Services Group, BOS725, P.O,. Box 1559, Boston, MA 02104
(800) 262-1122


AUDITORS
Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110

                                                                        C-CGSAI

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II



    This Part II provides information about EV MARATHON GREATER CHINA GROWTH FUND. The Fund currently seeks to achieve its investment objective by investing its assets in the Greater China Growth Portfolio (the "Portfolio").


                              FEES AND EXPENSES


MANAGER
    As of August 31, 1995, the Fund had net assets of $324,257,771. For the fiscal year ended August 31, 1995, Eaton Vance earned management fees of $876,239 (equivalent to 0.25% of the Fund's average daily net assets for such year). For the fiscal year ended August 31, 1994, Eaton Vance earned management fees of $698,780 (equivalent to 0.25% of the Fund's average daily net assets for such year). For the period from the start of business, June 7, 1993, to the fiscal year ended August 31, 1993, Eaton Vance earned management fees of $16,092 (equivalent to 0.25% (annualized) of the Fund's average daily net assets for such period).

DISTRIBUTION PLAN
    The Distribution Plan and Distribution Agreement remain in effect until April 28, 1996 and may be continued as described under "Distribution Plan" in this Part II. Pursuant to Rule 12b-1, the Plan has been approved by the Fund's initial shareholder (Eaton Vance) and by the Board of Trustees of the Trust, as required by Rule 12b-1. During the fiscal year ended August 31, 1995, the Principal Underwriter paid sales commissions of $1,283,418 to Authorized Firms on sales of Fund shares. During the same period, the Fund made sales commission payments under the Plan to the Principal Underwriter aggregating $2,628,719, which amount reduced Uncovered Distribution Charges. During such period, contingent deferred sales charges aggregating approximately $2,374,000 were imposed on early redeeming shareholders and paid to the Principal Underwriter to reduce Uncovered Distribution Charges. As at August 31, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $2,898,000 (which amount was equivalent to 0.9% of the Fund's net assets on such date). For the fiscal year ended August 31, 1995, the Fund paid service fee payments under the Plan aggregating $367,677, of which $365,114 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.

PRINCIPAL UNDERWRITER
    For the fiscal year ended August 31, 1995, the Fund paid the Principal Underwriter $10,720.00 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

TRUSTEES
     The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization
(the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The
Trustees of the Trust and of the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended August 31, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund and the Portfolio, and, for the year ended September 30,
1995, earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex<F1>:

                                                        AGGREGATE               AGGREGATE             TOTAL COMPENSATION
                                                       COMPENSATION            COMPENSATION            FROM TRUST AND
  NAME                                                  FROM FUND             FROM PORTFOLIO             FUND COMPLEX
  ----                                                  ---------             --------------          ------------------
  Hon. Edward K.Y. Chen .........................         $ --                   $15,000                   $ 15,000
  Donald R. Dwight ..............................           666                     --                      135,000<F2>
  Samuel L. Hayes, III ..........................           643                    5,000                    150,000<F3>
  Stuart Hamilton Leckie ........................           --                    15,000                     15,000
  Norton H. Reamer ..............................           628                     --                      135,000
  John L. Thorndike .............................           637                     --                      140,000
  Jack L. Treynor ...............................           686                     --                      140,000
----------

<F1>The Eaton Vance fund complex consists of 211 registered investment companies or series thereof.
<F2>Includes $35,000 of deferred compensation.
<F3>Includes $33,750 of deferred compensation.

                           PERFORMANCE INFORMATION
    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund from October 28, 1992 through August 31, 1995 and for the one-year period ended August 31, 1995. The total return for the period prior to the Fund's commencement of operations on June 7, 1993 reflects the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund contingent deferred sales charge ("CDSC"). The total return for such prior period has not been adjusted to reflect the Fund's distribution fees and certain other expenses. If such an adjustment were made, the performance would be lower.

                                                   VALUE OF A $1,000 INVESTMENT

                                       VALUE OF INVEST-   VALUE OF INVEST-      TOTAL RETURN BEFORE          TOTAL RETURN AFTER
                                         MENT BEFORE DE-   MENT AFTER DE-       DEDUCTING THE CDSC          DEDUCTING THE CDSC*
 INVESTMENT   INVESTMENT    AMOUNT OF     DUCTING CDSC     DUCTING CDSC*      ------------------------    -------------------------
   PERIOD        DATE      INVESTMENT**   ON 8/31/95        ON 8/31/95        CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
   ------     ----------   ------------  ---------------  ----------------    ----------    ----------    ----------    ----------
Life of the
Fund           10/28/92       $1,000        $1,439.90        $1,399.90          43.99%        13.70%        39.99%        12.58%
1 Year Ended
8/31/95         8/31/94       $1,000        $  909.41        $  864.24          -9.06%        -9.06%       -13.58%       -13.58%

     Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.
----------
* No contingent deferred sales charge is imposed on certain redemptions. See the Fund's current Prospectus.

                            PRINCIPAL UNDERWRITER
    Under the Distribution Agreement the Principal Underwriter acts as principal in selling shares of the Fund. The expenses of printing copies of prospectuses used to offer shares to financial service firms or investors and other selling literature and of advertising is borne by the Principal Underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under Federal and state securities laws is borne by the Fund. In addition, the Fund makes payments to the Principal Underwriter pursuant to its Distribution Plan as described in the Fund's current prospectus; the provisions of the plan relating to such payments are included in the Distribution Agreement. The Distribution Agreement is renewable annually by the Trust's Board of Trustees (including a majority of its Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Fund's Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding voting securities of the Fund or on six months' notice by the Principal Underwriter and is automatically terminated upon assignment. The Principal Underwriter distributes Fund shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Fund has authorized the Principal Underwriter to act as its agent in repurchasing shares and will pay the Principal Underwriter $2.50 for each repurchase transaction handled by the Principal Underwriter. The Principal Underwriter estimates that the expenses incurred by it in acting as repurchase agent for the Fund will exceed the amounts paid therefor by the Fund.


                              DISTRIBUTION PLAN
    The Distribution Plan (the "Plan") is described in the prospectus and is designed to meet the requirements of Rule 12b-1 under the 1940 Act and the sales charge rule of the national Association of Securities Dealers, Inc. (the "NASD Rule"). The purpose of the Plan is to compensate the Principal Underwriter for its distribution services and facilities provided to the Fund by paying the Principal Underwriter sales commissions and a separate distribution fee in connection with sales of Fund shares. The following supplements the discussion of the Plan contained in the Fund's Prospectus.


    The amount payable by the Fund to the Principal Underwriter pursuant to the Plan as sales commissions and distribution fees with respect to each day will be accrued on such day as a liability of the Fund and will accordingly reduce the Fund's net assets upon such accrual, all in accordance with generally accepted accounting principles. The amount payable on each day is limited to 1/365 of
 .75% of the Fund's net assets on such day. The level of the Fund's net assets changes each day and depends upon the amount of sales and redemptions of Fund shares, the changes in the value of the investments made by its corresponding Portfolio, the expenses of the Fund and of its corresponding Portfolio accrued and allocated to the Fund on such day, income on portfolio investments of its corresponding Portfolio accrued and allocated to the Fund on such day, and any dividends and distributions declared on Fund shares. The Fund does not accrue possible future payments as a liability of the Fund or reduce the Fund's current net assets in respect of unknown amounts which may become payable under the Plan in the future because the standards for accrual of such a liability under accounting principles have not been satisfied.

    The Plan provides that the Fund will receive all contingent deferred sales charges and will make no payments to the Principal Underwriter in respect of any day on which there are no outstanding Uncovered Distribution Charges of the Principal Underwriter. Contingent deferred sales charges and accrued amounts will be paid by the Fund to the Principal Underwriter whenever there exist Uncovered Distribution Charges under the Fund's Plan.

    Periods with a high level of sales of Fund shares accompanied by a low level of early redemptions of Fund shares resulting in the imposition of contingent deferred sales charges will tend to increase the time during which there will exist Uncovered Distribution Charges of the Principal Underwriter. Conversely, periods with a low level of sales of Fund shares accompanied by a high level of early redemptions of Fund shares resulting in the imposition of contingent deferred sales charges will tend to reduce the time during which there will exist Uncovered Distribution Charges of the Principal Underwriter.


    In calculating daily the amount of Uncovered Distribution Charges, distribution charges will include the aggregate amount of sales commissions and distribution fees theretofore paid plus the aggregate amount of sales commissions and distribution fees which the Principal Underwriter is entitled to be paid under the Plan since its inception. Payments theretofore paid or payable under the Plan by the Fund to the Principal Underwriter and contingent deferred sales charges theretofore paid or payable to the Principal Underwriter less all amounts theretofore paid or payable to the Principal Underwriter by the Adviser in consideration of the former's distribution efforts, will be subtracted from such distribution charges; if the result of such subtraction is positive, a distribution fee (computed at 1% over the prime rate then reported in The Wall Street Journal) will be computed on such amount and added thereto, with the resulting sum constituting the amount of Uncovered Distribution Charges with respect to such day. The amount of outstanding Uncovered Distribution Charges of the Principal Underwriter calculated on any day does not constitute a liability recorded on the financial statements of the Fund.


    The amount of Uncovered Distribution Charges of the Principal Underwriter at any particular time depends upon various changing factors, including the level and timing of sales of Fund shares, the nature of such sales (i.e., whether they result from exchange transactions, reinvestments or from cash sales through Authorized Firms), the level and timing of redemptions of Fund shares upon which a contingent deferred sales charge will be imposed, the level and timing of redemptions of Fund shares upon which no contingent deferred sales charge will be imposed (including redemptions involving exchanges of Fund shares for shares of another fund in the Eaton Vance Marathon Group of Funds which result in a reduction of Uncovered Distribution Charges), changes in the level of the net assets of the Fund, and changes in the interest rate used in the calculation of the distribution fee under the the Plan.

    As currently implemented by the Trustees, the Fund's Plan authorizes payments of sales commissions and distribution fees to the Principal Underwriter and service fees to the Principal Underwriter and Authorized Firms which may be equivalent, on an aggregate basis during any fiscal year of the Fund, to 1% of the Fund's average daily net assets for such year. For the sales commission and service fee payments made by the Fund and the outstanding Uncovered Distribution Charges of the Principal Underwriter, see "Fees and Expenses -- Distribution Plan" in this Part II. The Fund believes that the combined rate of all these payments may be higher than the rate of payments made under distribution plans adopted by other investment companies pursuant to Rule 12b-1. Although the Principal Underwriter will use its own funds (which may be borrowed from banks) to pay sales commissions at the time of sale, it is anticipated that the Eaton Vance organization will profit by reason of the operation of the Plan through an increase in the Fund's assets (thereby increasing the management fee payable to Eaton Vance by the Fund and the administration fees payable to Eaton Vance by the Portfolio) resulting from sale of Fund shares and through amounts paid to the Principal Underwriter, including contingent deferred sales charges pursuant to the Plan. The Eaton Vance organization may be considered to have realized a profit under the Plan if at any point in time the aggregate amounts theretofore received by the Principal Underwriter pursuant to the Plan and from contingent deferred sales charges have exceeded the total expenses theretofore incurred by such organization in distributing shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices, which costs will include without limitation leasing expense, depreciation of building and equipment, utilities, communication and postage expense, compensation and benefits of personnel, travel and promotional expense, stationery and supplies, literature and sales aids, interest expense, data processing fees, consulting and temporary help costs, insurance, taxes other than income taxes, legal and auditing expense and other miscellaneous overhead items. Overhead is calculated and allocated for such purpose by the Eaton Vance organization in a manner deemed equitable to the Fund.

    The Plan provides that it shall continue in effect for so long as such continuance is approved at least annually by the vote of both a majority of (i) the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Rule 12b-1 Trustees") and (ii) all of the Trustees then in office, and the Distribution Agreement contains a similar provision. The Plan and Distribution Agreement may be terminated at any time by a vote of a majority of the Rule 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund. The provisions of the Plan relating to payments of sales commissions and distribution fees to the Principal Underwriter are also included in the Distribution Agreement between the Trust on behalf of the Fund and the Principal Underwriter. Under the Plan the President or a Vice President of the Trust shall provide to the Trustees for their review, and the Trustees shall review at least quarterly, a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the payments described therein without approval of the shareholders of the Fund, and all material amendments of the Plan must also be approved by the Trustees as required by Rule 12b-1. So long as the Plan is in effect, the selection and nomination of the Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not such interested persons.

    The Trustees believe that the Plan will be a significant factor in the expected growth of the Fund's assets, resulting in increased investment flexibility and advantages which will benefit the Fund and its shareholders. Payments for sales commissions and distribution fees made to the Principal Underwriter under the Plan will compensate the Principal Underwriter for its services and expenses in distributing shares of the Fund. Service fee payments made to the Principal Underwriter and Authorized Firms under the Plan provide incentives to provide continuing personal services to investors and the maintenance of shareholder accounts. By providing incentives to the Principal Underwriter and Authorized Firms, the Plan is expected to result in the maintenance of, and possible future growth in, the assets of the Fund. Based on the foregoing and other relevant factors, the Trustees have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
     As at November 30, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of November 30, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 34.3% of the outstanding shares, which it held on behalf of its customers who are the beneficial owners of such shares, and as to which they had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                                                                      APPENDIX C

[LOGO]
        AN
        EATON VANCE
        MARATHON
        FUND


        EV MARATHON
        GREATER CHINA
        GROWTH FUND

      INVESTING IN CHINA FOR
      LONG-TERM CAPITAL APPRECIATION


      The People's Republic of China ("China") and the surrounding countries of the China region have recently become one of the most exciting and potentially profitable areas for investors seeking capital appreciation. But capturing the investment opportunity in China is challenging.

EV Marathon Greater China Growth Fund is a mutual fund that seeks capital appreciation by investing in interests in a Portfolio of equity securities of companies that, in the opinion of the Portfolio's investment adviser, will benefit from the economic development and growth of China. The Fund offers investors the advantages and convenience of an open-end mutual fund and the benefits of an experienced, Hong Kong-based investment adviser with specialized knowledge of the emerging East Asian markets.

Of course, while Eaton Vance believes that the opportunities for long-term capital appreciation are excellent, investors should consider carefully the risks involved in committing a portion of their assets to the Fund.

Such risks, for example, may include fluctuations in foreign exchange rates, political or economic instability in the country in which the security's issuer is located, and the possible imposition of exchange controls or other laws or restrictions. In addition, foreign securities markets may be less liquid, more volatile and subject to less government supervision than in the United States. Further, there is no guarantee that the economy or stock market of China will continue to grow as it has in the past, or that EVMarathon Greater China Growth Fund will benefit from such growth. Share values will fluctuate and, when redeemed, may be worth more or less than at the time of purchase.

      CHINA IS NOW ONE OF THE WORLD'S
      FASTEST GROWING ECONOMIES

      In recent years, China has undergone remarkable change. China has embraced economic reforms that have turned it into one of the world's most spectacularly growing economies. Following strong growth in recent years, (Gross Domestic Product (GDP) in 1995 is forecast to grow by more than 9 percent.) China's leadership has officially declared this rapid growth as China's principal political objective, until at least the turn of the century. China is also influencing the growth rates of its neighbors: the average real (inflation adjusted) GDP growth rate of the China region has been over 7.0 percent annually for the past 6 years, compared with just 3 percent or less in Europe and the United States.

Source: Lloyd George Management Ltd.

GREATER CHINA AND
CHINA'S SPECIAL ECONOMIC ZONES

IN ORDER TO ATTRACT FOREIGN INVESTMENT, SINCE 1978 CHINA HAS DESIGNATED CERTAIN AREAS OF THE COUNTRY WHERE OVERSEAS INVESTORS CAN RECEIVE SPECIAL INVESTMENT INCENTIVES AND TAX CONCESSIONS. THERE ARE FIVE SPECIAL ECONOMIC ZONES (SHENZHEN, SHANTOU AND ZHUHI IN GUANGDONG PROVINCE, XIAMEN IN FUJIAN PROVINCE AND HAINAN ISLAND, WHICH ITSELF IS A PROVINCE).

IN ADDITION, 14 COASTAL CITIES HAVE BEEN DESIGNATED AS "OPEN CITIES" AND CERTAIN OPEN ECONOMIC ZONES HAVE BEEN ESTABLISHED IN COASTAL AREAS. SHANGHAI HAS ESTABLISHED THE PUDONG NEW AREA. TWENTY-SEVEN HIGH AND NEW TECHNOLOGY INDUSTRIAL DEVELOPMENT ZONES HAVE BEEN APPROVED WHERE PREFERENTIAL TREATMENT IS GIVEN TO ENTERPRISES WHICH ARE CONFIRMED AS TECHNOLOGY-RELATED.

CHINA'S POTENTIAL
FOR GROWTH

With 1.2 billion people, China houses one quarter of the world's population. China's population is young - an average 15 years younger than that of developed Western countries, and its work force of approximately 600 million is five times the size of the U.S. work force.
Source: Lloyd George Management Ltd.

      DESPITE LOWER WAGES, CHINA'S SAVINGS RATE IS MORE THAN THREE TIMES THAT OF THE UNITED STATES
      The average monthly wage is between 200 and 300 renminbi, or approximately $75 - $85. This compares to an average U.S. monthly wage of nearly $2,050. China's savings rate of 42 percent of Gross National Product (GNP) is more than three times that of the U.S. China's savings pool currently exceeds $250 billion, and savings rates throughout the China region are correspondingly high. In 1994 the gross national savings rate (as a percentage of GNP) in Singapore was a remarkable 47.5 percent, followed closely by 42 percent in China, 36.6 percent in Indonesia, 35.6 percent in Korea, 32.5 percent in Hong Kong, 31.7 percent in Thailand, 28 percent in Taiwan, 24 percent in India, and 21 percent in the Philippines. By comparison, the savings rate in the United States was only 12 percent for the same period.

 Source: Lloyd George Management Ltd.

US VS. CHINA:
A FINANCIAL COMPARISON

      The table below compares financial statistics and consumption of various products in the U.S. and China (all figures are annual, per person, except where otherwise noted).

                                         UNITED
                                         STATES      CHINA
GROSS NATIONAL PRODUCT ($US)             $21,665      $395
AVERAGE MONTHLY WAGE ($US)                $1,919       $38
PRIMARY ENERGY (TONS OF OIL EQUIVALENT)      7.5      0.64
COPPER (POUNDS)                             20.0       0.9
ALUMINUM (POUNDS)                           40.7       1.5
RAW STEEL (POUNDS)                         880.0     165.0
RICE (POUNDS)                               15.5     775.0
MEAT (POUNDS)                              245.0      50.0
SUGAR (POUNDS)                             140.0       9.6
SOFT DRINKS (GALLONS)                       96.0       1.0
TV SETS (PER 1,000 PEOPLE)                 885.0       8.0
NEWSPRINT (POUNDS)                         125.0       3.0
TELEPHONE LINES (PER 1,000 PEOPLE)         520.0       5.3
CARS (PER 1,000 PEOPLE)                    525.0       1.4
REFRIGERATORS (PER 1,000 PEOPLE)           390.0       2.6

Source: Lloyd George Management Ltd.

(Horizontal Bar Chart)
1994 AVERAGE FACTORY WAGES PER MONTH
$US

$3,574                   Japan
$2,041                   USA
$1,247                   South Korea
$1,208                   Taiwan
$1,191                   Singapore
$1,140                   Hong Kong
$  346                   Malaysia
$  225                   Spec. Economic Zones
$  156                   Thailand
$  124                   Philippines
$   82                   China
$   66                   Indonesia

Source: Lloyd George Management Ltd.

AT PRESENT, THERE IS AN ENORMOUS DISPARITY IN LABOR COSTS BETWEEN THE EMERGING ASIAN COUNTRIES (CHINA, INDONESIA, THE PHILIPPINES, THAILAND AND MALAYSIA) AND THOSE THAT ARE MORE INDUSTRIALIZED. OVER THE NEXT DECADE THERE IS STRONG REASON TO BELIEVE THAT THE EMERGING COUNTRIES WILL START TO MOVE THEIR MANUFACTURING FOCUS UPSCALE, SHIFTING FROM SUCH GOODS AS PLASTIC FLOWERS, TEXTILES AND TOYS, TO COLOR TELEVISION SETS AND COMPUTERS, EMULATING THE LEAD OF SOUTH KOREA AND TAIWAN.

WHAT ALL COUNTRIES OF THE REGION SHARE IS AN EQUITABLE WAGE STRUCTURE. UNLIKE THE UNITED STATES, FOR EXAMPLE, WHERE A CHIEF EXECUTIVE OFFICER COULD EASILY EARN 100 TIMES MORE THAN WHAT A PRODUCTION-LINE WORKER IN THE SAME COMPANY MAKES, THE WAGE DIFFERENTIAL WITHIN THE CHINA REGION IS FAR SMALLER. IN SOUTH KOREA, FOR EXAMPLE, THE DIFFERENCE BETWEEN THE TWO AT THE COUNTRY'S LARGEST COMPANY IS ONLY NINE-FOLD.

(Horizontal Bar Chart)
AVERAGE GROWTH IN GROSS NATIONAL PRODUCT: 1989-1994

Percent
19.03%                   China/Spec. Economic Zones
 9.25%                   Thailand
 8.80%                   Malaysia
 8.30%                   Singapore
 7.21%                   South Korea
 6.80%                   Indonesia
 6.41%                   Taiwan
 4.60%                   Hong Kong
 2.60%                   Philippines
 1.90%                   United States

Source: Lloyd George Management Ltd.

THE AVERAGE REAL (INFLATION-ADJUSTED) GROSS DOMESTIC PRODUCT GROWTH RATE IN ASIA HAS BEEN 7.0 PERCENT ANNUALLY OVER THE PAST 6 YEARS COMPARED WITH 3 PERCENT OR LESS IN EUROPE AND THE UNITED STATES. ALTHOUGH MUCH WILL DEPEND ON THE PRESERVATION OF THE INTERNATIONAL FREE TRADE SYSTEM, INTER-REGIONAL GROWTH IN ASIAN TRADE HAS BECOME A MAJOR FACTOR IN THE CONTINUING SUPERIOR PERFORMANCE OF ASIAN COUNTRIES.

THE LINKS BETWEEN CHINA AND HONG KONG, BETWEEN CHINA AND TAIWAN AND BETWEEN CHINA AND OTHER COUNTRIES WITHIN THE REGION, WHERE THERE IS A SIGNIFICANT OVERSEAS CHINESE POPULATION, HAVE BY NOW BEEN STRENGTHENED TO A DEGREE WHICH MAKES A REVERSAL UNLIKELY. MOREOVER, ALTHOUGH THESE LINKS HAVE BEEN DEVELOPED TO A STAGE WHERE ECONOMIC COOPERATION IN TRADE OPERATES SMOOTHLY, THE FULL POTENTIAL OF THE MARKET, BOTH IN TERMS OF DOMESTIC CONSUMPTION AND OF EXPORT GROWTH, HAS HARDLY BEGUN TO BE REALIZED.

Chinese society has been based on the tenets of Confucius, which advocate order, respect, hierarchy, good manners and the sacrifice of the individual for the greater good of the family and the community. Chinese culture has favored hard work, achievement and thrift, which is reflected in China's high savings rate.

      THE 'OVERSEAS' CHINESE ARE LEADING CHINA'S TRANSFORMATION FROM CENTRAL PLANNING TOWARD A MARKET-DRIVEN ECONOMY

      The "overseas" Chinese - those living outside China - are leading the Chinese economic miracle by supplying capital and management expertise to complement the low-cost labor and land resources of mainland China. Eaton Vance Management estimates that 75 percent of all trade in most of the China region today goes through firms controlled by overseas Chinese.

By far the largest part of foreign contracted investment, presently running at a $68 billion annual rate, is coming from the overseas Chinese. It is this direct foreign investment - with its technology, management skills and export potential
- that is transforming China's economy, leading many observers to believe that China will assume the leadership in Asia within the next 20 years.

With the overseas Chinese leading the way, foreign trade now accounts for more than 15 percent of China's GNP. The establishment of "Special Economic Zones" along China's south coast, which welcomed foreign firms and foreign capital, has fostered the rapid development of China's export markets. Comments by paramount leader Deng Xiaoping early in 1992, holding up the experience of the Special Economic Zones as the model on which China should base its future, form a basis for confidence in the sustainability and growth of economic reform throughout China.

(Horizontal Line Chart)
CHINA'S EXPORTS ARE ON THE RISE
$U.S. billion

                         Exports                  Imports
1988                     $ 44.6                    $ 56.0
1989                     $ 51.1                    $ 59.0
1990                     $ 61.9                    $ 52.0
1991                     $ 70.7                    $ 62.5
1992                     $ 84.9                    $ 80.0
1993                     $ 91.2                    $104.7
1994E                    $111.2                    $123.3
1995E                    $127.8                    $137.9

Source: Lloyd George Management Ltd.

(Horizontal Line Chart)
1994 GROSS NATIONAL SAVINGS AS A % OF
GROSS NATIONAL PRODUCT

47.5%                    Singapore
42.0%                    China
36.6%                    Indonesia
35.6%                    Korea
32.5%                    Hong Kong
31.7%                    Thailand
28.0%                    Taiwan
24.0%                    India
21.0%                    Philippines
12.0%                    United States

Source: Lloyd George Management Ltd.

THE CITIZENS OF THE CHINA REGION ARE PRODIGIOUS SAVERS - AND INVESTORS. IN 1994, THE GROSS NATIONAL SAVINGS RATE (AS A PERCENTAGE OF GROSS NATIONAL PRODUCT) IN SINGAPORE WAS A REMARKABLE 47.5 PERCENT, FOLLOWED CLOSELY BY 42 PERCENT IN CHINA, 36.6 PERCENT IN INDONESIA, 35.6 PERCENT IN KOREA, 32.5 PERCENT IN HONG KONG, 31.7 PERCENT IN THAILAND, 28 PERCENT IN TAIWAN, 24 PERCENT IN INDIA AND 21 PERCENT IN THE PHILIPPINES. BY COMPARISON, THE SAVINGS RATE IN THE UNITED STATES, AS A PERCENTAGE OF GNP, FOR THE SAME PERIOD WAS ONLY 12 PERCENT.

(Horizontal Bar Chart)
FOREIGN INVESTMENT IS GROWING RAPIDLY
$U.S. billion

1994                $27.7
1993                $25.0
1992                $13.0
1991                $4.9
1990                $4.9

Source: Ministry of Foreign Economic Relations & Trade; State Statistical Bureau of the People' Republic of China

ACTUAL FOREIGN INVESTMENT HAS GROWN TO $U.S. 27.7 BILLION IN 1994 FROM $U.S.
25.0 BILLION IN 1993 AND APPROXIMATELY $U.S. 13.0 BILLION IN 1992. FOREIGN INVESTMENT IN 1991 AND 1990 WERE BELOW $U.S. 5.0 BILLION.

INVESTMENT IN TAIWAN AND CHINA'S FUJIAN PROVINCE CONTINUES TO GROW. MOST OF HONG KONG'S MANUFACTURING INVESTMENT HAS BEEN IN CHINA'S GUANGDONG PROVINCE, AND MORE THAN 3 MILLION WORKERS ARE NOW EMPLOYED IN THE PROVINCE, WORKING FOR HONG KONG COMPANIES.

LLOYD GEORGE MANAGEMENT ESTIMATES THAT 75 PERCENT OF ALL TRADE IN MOST OF THE CHINA REGION TODAY GOES THROUGH FIRMS CONTROLLED BY THE OVERSEAS CHINESE.

      ECONOMIC PLANS NOW INCLUDE OBJECTIVES TO FURTHER INCREASE THE EXPORT ELEMENT OF THE ECONOMY

      Economic plans covering the last decade of the 20th century now include objectives to quadruple the country's 1980 industrial and agricultural output by the year 2000...to further increase the export element of the economy...and to continue to open the country with further development of the designated special investment areas.

Over the past 20 years, the performance of the China region stock markets has generally been better than those in the United States and Europe. In the past five years, these newly emerging securities markets have demonstrated significant growth in market capitalization, in the numbers of listed securities and the volume of transactions. In addition, with reasonable price-to-earnings ratios, the stock markets of the China region currently offer excellent value compared to other countries.

Two stock exchanges have opened in China - the Shenzhen and the Shanghai. Class "A" and Class "B" shares are traded on both. While only resident Chinese can purchase Class "A" shares, foreign investors (such as EV Marathon Greater China Growth Fund) can purchase Class "B" shares.

The Shenzhen Stock Exchange, established in April 1991, officially opened in July 1991 with 6 listed companies. By December 1994, 114 stocks were traded, of which 22 were "B" shares.*

The Shanghai Stock Exchange, established in November 1990, officially opened in December 1990 with 8 listed companies. By December 1994, 171 stocks were traded, of which 32 were "B"shares.*

* Source: Lloyd George Management Ltd.

(Horizontal Bar Chart)
Comparative China Region Price/Earnings Ratios
Year end 1994

20.6                Thailand
21.7                Malaysia
22.2                Singapore
14.4                United States
25.8                Philippines
28.7                Taiwan
17.8                Indonesia
18.7                South Korea
11.0                Hong Kong

Source: Lloyd George Management Ltd.

MOST OF THE STOCK MARKETS OF THE CHINA REGION CURRENTLY OFFER EXCELLENT VALUES.

EV MARATHON
GREATER CHINA GROWTH FUND

      THE FUND OFFERS INVESTORS
      THE POTENTIAL TO BENEFIT
      FROM CHINA'S GROWTH

      The investment objective of EV Marathon Greater China Growth Fund is long-term capital appreciation.
The Fund offers investors the potential to benefit from the economic development and growth of China. It invests in interests in the Greater China Growth Portfolio. The Portfolio invests primarily in equities traded on the securities markets in the China region, including the two stock exchanges in China itself.

The Portfolio may invest in the common and preferred stocks of companies that provide goods or services to, or from within, the People's Republic of China (China), or have manufacturing or other operations in China - and that are normally listed on Southeast Asian stock exchanges or traded on their over-the-counter markets.

FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

(Horizontal Bar Chart)
THE GROWTH OF THE CHINA REGION'S EMERGING MARKETS
Percent change in market capitalization 1984-1994

Indonesia                79000
Philippines              19000
Korea                    3200
Taiwan                   2470
Hong Kong                1263
Singapore                1008
Malaysia                 697
Thailand                 167

Source: Lloyd George Management Ltd.

THE MAJOR ASIAN SECURITIES MARKETS HAVE GENERALLY OUTPERFORMED THOSE IN EUROPE AND THE UNITED STATES OVER THE PAST 20 YEARS. IN THE PAST FIVE YEARS, THE CHINA REGION'S NEWLY EMERGING MARKETS HAVE GROWN DRAMATICALLY IN MARKET
CAPITALIZATION, IN NUMBERS OF LISTED SECURITIES AND IN THE VOLUME OF
TRANSACTIONS.

      PORTFOLIO INVESTMENTS
      INCLUDE COUNTRIES THROUGHOUT
      THE CHINA REGION

      The countries in which the Portfolio may
invest include:
o China                       o Singapore
o Hong Kong                   o South Korea
o Indonesia                   o Taiwan
o Malaysia                    o Thailand
o Philippines

Any well-managed investment, be it a start- up portfolio or a billion-dollar institutional account, requires in-depth knowledge of markets, products, management styles and, to the extent possible, a keen sense of economic and political trends - past, current and future.

But investing in emerging overseas markets calls for even more. And that is a thorough understanding of the cultures, history and attitudes of the people and countries in which assets will be placed.

While there is no shortage of expertise in the established markets of North America, Japan and Europe, there are relatively few advisers dedicated to the emerging markets of the China region.

      THE INVESTMENT ADVISER:
      LLOYD GEORGE MANAGEMENT (HONG KONG) LIMITED

      THE ADVISER, LLOYD GEORGE MANAGEMENT, HAS EXTENSIVE, HANDS-ON EXPERIENCE IN THE CHINA REGION

      Lloyd George Management (Hong Kong) Limited, the Portfolio's investment adviser, comprises a group of highly qualified and experienced investment professionals. Individually and collectively, they have extensive hands-on experience in the securities markets of the China region, including the management of several regional mutual funds.

Based in Hong Kong, Lloyd George Management is ideally situated to monitor the pulse of the China region, select the securities for the Portfolio and manage, on a day-to-day basis, its assets.

      EATON VANCE IS THE FUND'S
      SPONSOR AND ADMINISTRATOR

      The Fund's sponsor and administrator is Eaton Vance Management, a Boston-based investment firm founded in 1924. Eaton Vance currently manages approximately $15 billion in assets for more than 140 mutual funds, whose investment objectives range from tax free and taxable income to maximum capital appreciation, as well as individual and institutional accounts for retirement plans, pension funds and endowments.

      THE FUND HAS
      NO INITIAL SALES CHARGE

o     Invest a minimum of $1,000. The minimum subsequent investment is only $50.

o Dividends and capital gains distributions may be taken in cash, or reinvested at net asset value in additional shares.

o     Qualified plans, including Individual Retirement Accounts, are available.

o Free telephone exchange is available between a variety of Eaton Vance Funds. Ask your investment adviser for details.

o Bank draft investing (minimum $50 per month or quarter) allows shareholders to invest regularly.

Please see a prospectus for more information about any of these services.

For more complete information about EV Marathon Greater China Growth Fund or any other Eaton Vance fund, including distribution plans, charges and expenses, please write or call your financial adviser for a prospectus. Read the prospectus(es) carefully before you invest or send money.

[LOGO]
EATON VANCE DISTRIBUTORS, INC.
24 Federal Street
Boston, MA 02110

[DRAGON LOGO]
LLOYD GEORGE MANAGEMENT
  (HONG KONG) LIMITED
3808, One Exchange Square
Central, Hong Kong

     Page 1 photo courtesy of the Peabody Museum of Salem, from a painting of Hong Kong, circa 1855-1860, attributed to Sunqua. Photo by Mark Sexton.

                                     M-CGCB

30962 - 3/95

[LOGO]
EATON VANCE
   Mutual Funds


EV MARATHON

GREATER CHINA

GROWTH FUND



STATEMENT OF ADDITIONAL INFORMATION


JANUARY 1, 1996



EV MARATHON GREATER
CHINA GROWTH FUND
24 FEDERAL STREET
BOSTON, MA 02110

-------------------------------------------------------------------------------

SPONSOR AND MANAGER OF EV MARATHON GREATER CHINA GROWTH FUND
Administrator of Greater China Growth Portfolio, Eaton Vance Management, 24 Federal Street, Boston, MA 02110


ADVISER OF GREATER CHINA GROWTH PORTFOLIO
Lloyd George Investment Management (Bermuda) Limited, 3808 One Exchange Square, Central, Hong Kong


PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265


CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111

TRANSFER AGENT
First Data Investor Services Group, BOS725, P.O,. Box 1559, Boston, MA 02104
(800) 262-1122

AUDITORS
Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110

                                                                        M-CGSAI

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II


    This Part II provides information about EV TRADITIONAL GREATER CHINA GROWTH FUND. On December 17, 1993, the Fund changed its name from Eaton Vance Greater China Growth Fund to EV Traditional Greater China Growth Fund. The Fund currently seeks to achieve its investment objective by investing its assets in the Greater China Growth Portfolio (the "Portfolio").

                              FEES AND EXPENSES
MANAGER
    As of August 31, 1995, the Fund had net assets of $242,900,533. For the fiscal year ended August 31, 1995, Eaton Vance earned management fees of $674,475 (equivalent to 0.25% of the Fund's average daily net assets for such year). For the fiscal year ended August 31, 1994, Eaton Vance earned management fees of $674,153 (equivalent to 0.25% of the Fund's average daily net assets for such year.) For the period from the Fund's start of business, October 28, 1992, to the fiscal year ended August 31, 1993, Eaton Vance earned management fees of $129,661 (equivalent to 0.25% (annualized) of the Fund's average daily net assets for such period).

DISTRIBUTION PLAN
    For the fiscal year ended August 31, 1995, the Fund paid distribution fees under the Plan to the Principal Underwriter aggregating $858,668. For the fiscal year ended August 31, 1995, the Fund made service fee payments under the Plan aggregating $436,867, of which $413,935 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.

PRINCIPAL UNDERWRITER
    For the fiscal year ended August 31, 1995, the Fund paid the Principal Underwriter $10,970 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

    The total sales charges for sales of shares of the Fund for the fiscal year ended August 31, 1995 were $870,918, of which $139,175 was received by the Principal Underwriter and $731,743 was received by Authorized Firms.

TRUSTEES
     The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization
(the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The
Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended August 31, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund and the Portfolio, and, for the year ended September 30,
1995, earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund comple<F1>:


                                                        AGGREGATE               AGGREGATE             TOTAL COMPENSATION
                                                       COMPENSATION            COMPENSATION            FROM TRUST AND
  NAME                                                  FROM FUND             FROM PORTFOLIO             FUND COMPLEX
  ----                                                  ---------             --------------          ------------------
  Hon. Edward K.Y. Chen .........................         $ --                   $15,000                   $ 15,000
  Donald R. Dwight ..............................           666                     --                      135,000<F2>
  Samuel L. Hayes, III ..........................           643                    5,000                    150,000<F3>
  Stuart Hamilton Leckie ........................           --                    15,000                     15,000
  Norton H. Reamer ..............................           628                     --                      135,000
  John L. Thorndike .............................           636                     --                      140,000
  Jack L. Treynor ...............................           686                     --                      140,000
----------

<F1>The Eaton Vance fund complex consists of 211 registered investment companies or series thereof.
<F2>Includes $35,000 of deferred compensation.
<F3>Includes $3,750 of deferred compensation.



                           PERFORMANCE INFORMATION
     The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from October 28, 1992 through August 31, 1995 and for the one-year period ended August 31, 1995.

                                                    VALUE OF $1,000 INVESTMENT

                                                                         TOTAL RETURN                TOTAL RETURN
                                                      VALUE OF      EXCLUDING SALES CHARGE      INCLUDING SALES CHARGE
       INVESTMENT         INVESTMENT    AMOUNT OF    INVESTMENT  --------------------------------------------------------
         PERIOD              DATE      INVESTMENT**  ON 8/31/95    CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
         ------             ------       -------       ------    --------------------------------------------------------
Life of the Fund*          10/28/92      $952.38      $1,368.23      43.67%        13.61%        38.82%        11.67%
1 Year Ended
  8/31/95                   8/31/94      $952.70       $868.67       -8.82         -8.82        -13.14%       -13.14%

     Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.
------------
 *Investment operations began on October 28, 1992.
**Investment less the current maximum sales charge of 4.75%.

                          SERVICES FOR ACCUMULATION
    The following services are voluntary, involve no extra charge, other than the sales charge included in the offering price, and may be changed or discontinued without penalty at any time.

    INTENDED QUANTITY INVESTMENT -- STATEMENT OF INTENTION. If it is anticipated that $100,000 or more of Fund shares and shares of the other continuously offered open-end funds listed under "The Eaton Vance Exchange Privilege" in the current Prospectus of the Fund will be purchased within a 13-month period, a Statement of Intention should be signed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares held under Right of Accumulation (see below) as of the date of the Statement will be included toward the completion of the Statement. The Statement authorizes the Transfer Agent to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. Execution of a Statement does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement, and should the amount actually purchased during the 13-month period be more or less than that indicated on the Statement, price adjustments will be made. For sales charges and other information on quantity purchases, see "How to Buy Fund Shares" in the Fund's current Prospectus. Any investor considering signing a Statement of Intention should read it carefully.

    RIGHT OF ACCUMULATION -- CUMULATIVE QUANTITY DISCOUNT. The applicable sales charge level for the purchase of Fund shares is calculated by taking the dollar amount of the current purchase and adding it to the value (calculated at the maximum current offering price) of the shares the shareholder owns in his or her account(s) in the Fund and in the other continuously offered open-end funds listed under "The Eaton Vance Exchange Privilege" in the current Prospectus of the Fund for which Eaton Vance acts as investment adviser or administrator at the time of purchase. The sales charge on the shares being purchased will then be at the rate applicable to the aggregate. For example, if the shareholder owned shares valued at $80,000 in the Fund, and purchased an additional $20,000 of Fund shares, the sales charge for the $20,000 purchase would be at the rate of 3.75% of the offering price (3.90% of the net amount invested) which is the rate applicable to single transactions of $100,000. For sales charges on quantity purchases, see "How to Buy Fund Shares" in the Fund's current Prospectus. Shares purchased (i) by an individual, his or her spouse and their children under the age of twenty-one, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and if qualifying, the applicable sales charge level.

    For any such discount to be made available, at the time of purchase a purchaser or his or her financial service firm ("Authorized Firm") must provide Eaton Vance Distributors, Inc. (the "Principal Underwriter") (in the case of a purchase made through an Authorized Firm) or the Transfer Agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The Right of Accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

                            PRINCIPAL UNDERWRITER
    Shares of the Fund may be continuously purchased at the public offering price through Authorized Firms which have agreements with the Principal Underwriter. The Principal Underwriter is a wholly-owned subsidiary of Eaton Vance.

    The public offering price is the net asset value next computed after receipt of the order, plus, where applicable, a variable percentage (sales charge) depending upon the amount of purchase as indicated by the sales charge table set forth in the Fund's current Prospectus (see "How to Buy Fund Shares"). Such table is applicable to purchases of the Fund alone or in combination with purchases of the other funds offered by the Principal Underwriter, made at a single time by (i) an individual, or an individual, his spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account.

    The table is also presently applicable to (1) purchases of Fund shares, alone or in combination with purchases of any of the other funds offered by the Principal Underwriter through one dealer aggregating $100,000 or more made by any of the persons enumerated above within a thirteen-month period starting with the first purchase pursuant to a written Statement of Intention, in the form provided by the Principal Underwriter, which includes provisions for a price adjustment depending upon the amount actually purchased within such period (a purchase not made pursuant to such Statement may be included thereunder if the Statement is filed within 90 days of such purchase); or (2) purchases of the Fund pursuant to the Right of Accumulation and declared as such at the time of purchase.


    Subject to the applicable provisions of the 1940 Act, the Fund may issue shares at net asset value in the event that an investment company (whether a regulated or private investment company or a personal holding company) is merged or consolidated with or acquired by the Fund. Normally no sales charges will be paid in connection with an exchange of Fund shares for the assets of such investment company. Shares may be sold at net asset value to any officer, director, trustee, general partner or employee of the Fund, the Portfolio or any investment company for which Eaton Vance or BMR acts as investment adviser, any investment advisory, agency, custodial or trust account managed or administered by Eaton Vance or by any parent, subsidiary or other affiliate of Eaton Vance, or any officer, director, trustee or employee of any parent, subsidiary or other affiliate of Eaton Vance. The terms "officer," "director," "trustee," "general partner" or "employee" as used in this paragraph include any such person's spouse and minor children, and also retired officers, directors, trustees, general partners and employees and their spouses and minor children. Shares may also be sold at net asset value to registered representatives and employees of certain investment dealers and to such person's spouses and children under the age of 21 and their beneficial accounts.

    The Trust reserves the right to suspend or limit the offering of shares of the Fund to the public at any time.


    The Principal Underwriter acts as principal in selling shares of the Fund under the Distribution Agreement with the Trust on behalf of the Fund. The Distribution Agreement is renewable annually by the Board of Trustees of the Trust (including a majority of its Trustees who are not interested persons of the Principal Underwriter or the Trust), may be terminated on six months' notice by either party, and is automatically terminated upon assignment. The Principal Underwriter distributes Fund shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Principal Underwriter allows Authorized Firms discounts from the applicable public offering price which are alike for all Authorized Firms. See "How to Buy Shares" in the Fund's current Prospectus for the discount allowed to Authorized Firms on the sale of Fund shares. The Principal Underwriter may allow, upon notice to all Authorized Firms, with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such Authorized Firms may be deemed to be underwriters as that term is defined in the Securities Act of 1933.


     The Fund has authorized the Principal Underwriter to act as its agent in repurchasing shares and will pay the Principal Underwriter $2.50 for each repurchase transaction handled by the Principal Underwriter. The Principal Underwriter estimates that the expenses incurred by it in acting as repurchase agent for the Fund will exceed the amounts paid therefor by the Fund.

                              DISTRIBUTION PLAN
    As described in the Prospectus, in addition to the fees and expenses described herein, the Fund finances distribution activities and bears expenses associated with the distribution of its shares and the provision of certain personal and account maintenance services to shareholders pursuant to a distribution plan designed to meet the requirements of Rule 12b-1 under the 1940 Act (the "Plan").


    Pursuant to such Rule, the Plan has been approved by the sole initial shareholder of the Fund and by the Board of Trustees of the Trust (including a majority of those Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan). Under the Plan, the President or a Vice President of the Trust shall provide to the Trustees for their review, and the Trustees shall review at least quarterly, a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plan remains in effect through April 28, 1996 and from year to year thereafter, provided such continuance is approved annually by a vote of the Board of Trustees and by a majority of those Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan. The Plan may not be amended to increase materially the payments described therein without approval of the shareholders of the Fund, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time by vote of a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or by a vote of a majority of the outstanding voting securities of the Fund. If the Plan is terminated or not continued in effect, the Fund has no obligation to reimburse the Principal Underwriter for amounts expended by the Principal Underwriter in distributing shares of the Fund. So long as the Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not such interested persons. The Trustees have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.


    The Plan is intended to compensate the Principal Underwriter for its distribution services to the Fund by paying the Principal Underwriter monthly distribution fees in connection with the sale of shares of the Fund. The quarterly service fee paid by the Fund under the Plan is intended to compensate the Principal Underwriter for its personal and account maintenance services and for the payment by the Principal Underwriter of service fees to Authorized Firms.


             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
     As at November 30, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of November 30, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 34.5% of the outstanding shares, which it held on behalf of its customers who are the beneficial owners of such shares, and as to which they had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                                                                      APPENDIX C

EV
Traditional


Greater                                                               AN
China                                                                EATON
Growth                                                               VANCE
Fund                                                              TRADITIONAL
                                                                     FUND

Investing in China
For Long-Term Capital Appreciation

The People's Republic of China ("China") and the surrounding countries of the China region have recently become one of the most exciting and potentially profitable areas for investors seeking capital appreciation. But capturing the investment opportunity in China is challenging.

EV Traditional Greater China Growth Fund is a mutual fund that seeks capital appreciation by investing in interests in a Portfolio of equity securities of companies that, in the opinion of the Portfolio's investment adviser, will benefit from the economic development and growth of China. The Fund offers investors the advantages and convenience of an open-end mutual fund and the benefits of an experienced, Hong Kong-based investment adviser with specialized knowledge of the emerging East Asian markets.

Of course, while Eaton Vance believes that the opportunities for long-term capital appreciation are excellent, investors should consider carefully the risks involved in committing a portion of their assets to the Fund.

Such risks, for example, may include fluctuations in foreign exchange rates, political or economic instability in the country in which the security's issuer is located, and the possible imposition of exchange controls or other laws or restrictions. In addition, foreign securities markets may be less liquid, more volatile and subject to less government supervision than in the United States. Further, there is no guarantee that the economy or stock market of China will continue to grow as they have in the past, or that EV Traditional Greater China Growth Fund will benefit from such growth. Share values will fluctuate and, when redeemed, may be worth more or less than at the time of purchase.

CHINA IS NOW ONE OF THE WORLD'S FASTEST GROWING ECONOMIES

In recent years, China has undergone remarkable change. China has embraced economic reforms that have turned it into one of the world's most spectacularly growing economies. Following strong growth in recent years, Gross Domestic Product (GDP) in 1995 is forecast to grow by more than 9 percent. China's leadership has officially declared this rapid growth as China's principal political objective, until at least the turn of the century. China is also influencing the growth rates of its neighbors: the average real (inflation adjusted) GDP growth rate of the China region has been over 7.0 percent annually for the past 6 years, compared with just 3 percent or less in Europe and the United States.

Source: Lloyd George Management Ltd.

Greater China And
China's Special Economic Zones

IN ORDER TO ATTRACT FOREIGN INVESTMENT, SINCE 1978 CHINA HAS DESIGNATED CERTAIN AREAS OF THE COUNTRY WHERE OVERSEAS INVESTORS CAN RECEIVE SPECIAL INVESTMENT INCENTIVES AND TAX CONCESSIONS. THERE ARE FIVE SPECIAL ECONOMIC ZONES (SHENZHEN, SHANTOU AND ZHUHAI IN GUANGDONG PROVINCE, XIAMEN IN FUJIAN PROVINCE AND HAINAN ISLAND, WHICH ITSELF IS A PROVINCE).

IN ADDITION, 14 COASTAL CITIES HAVE BEEN DESIGNATED AS "OPEN CITIES" AND CERTAIN OPEN ECONOMIC ZONES HAVE BEEN ESTABLISHED IN COASTAL AREAS. SHANGHAI HAS ESTABLISHED THE PUDONG NEW AREA. TWENTY-SEVEN HIGH AND NEW TECHNOLOGY INDUSTRIAL DEVELOPMENT ZONES HAVE BEEN APPROVED WHERE PREFERENTIAL TREATMENT IS GIVEN TO ENTERPRISES WHICH ARE CONFIRMED AS TECHNOLOGY-RELATED.

China's Potential
For Growth

With 1.2 billion people, China houses one quarter of the world's population. China's population is young - an average 15 years younger than that of developed Western countries, and its work force of approximately 600 million is five times the size of the U.S. work force.

Source: Lloyd George Management Ltd.

DESPITE LOWER WAGES, CHINA'S SAVINGS RATE IS MORE THAN TWICE THAT OF THE UNITED STATES

The average monthly wage is between 200 and 300 renminbi, or approximately $75 - $85. This compares to an average U.S. monthly wage of nearly $2,050. China's savings rate of 42 percent of Gross National Product (GNP) is more than three times that of the U.S. China's savings pool currently exceeds $250 billion, and savings rates throughout the China region are correspondingly high. In 1994 the gross national savings rate (as a percentage of GNP) in Singapore was a remarkable 47.5 percent, followed closely by 42 percent in China, 36.6 percent in Indonesia, 35.6 percent in Korea, 32.5 percent in Hong Kong, 31.7 percent in Thailand, 28 percent in Taiwan, 24 percent in India, and 21 percent in the Philippines. By comparison, the savings rate in the United States was only 12 percent for the same period.

Source: Lloyd George Management Ltd.

US VS. CHINA:
A FINANCIAL COMPARISON

      The table below compares financial statistics and consumption of various products in the U.S. and China (all figures are annual, per person, except where otherwise noted).

                                         UNITED
                                         STATES      CHINA
GROSS NATIONAL PRODUCT ($US)             $21,665      $395
AVERAGE MONTHLY WAGE ($US)                $1,919       $38
PRIMARY ENERGY (TONS OF OIL EQUIVALENT)      7.5      0.64
COPPER (POUNDS)                             20.0       0.9
ALUMINUM (POUNDS)                           40.7       1.5
RAW STEEL (POUNDS)                         880.0     165.0
RICE (POUNDS)                               15.5     775.0
MEAT (POUNDS)                              245.0      50.0
SUGAR (POUNDS)                             140.0       9.6
SOFT DRINKS (GALLONS)                       96.0       1.0
TV SETS (PER 1,000 PEOPLE)                 885.0       8.0
NEWSPRINT (POUNDS)                         125.0       3.0
TELEPHONE LINES (PER 1,000 PEOPLE)         520.0       5.3
CARS (PER 1,000 PEOPLE)                    525.0       1.4
REFRIGERATORS (PER 1,000 PEOPLE)           390.0       2.6

Source: Lloyd George Management Ltd.

(Horizontal Bar Chart)
1994 AVERAGE FACTORY WAGES PER MONTH
$U.S.

$3,574                   Japan
$2,041                   USA
$1,247                   South Korea
$1,208                   Taiwan
$1,191                   Singapore
$1,140                   Hong Kong
$  346                   Malaysia
$  225                   Spec. Economic Zones
$  156                   Thailand
$  124                   Philippines
$   82                   China
$   66                   Indonesia

Source: Lloyd George Management Ltd.

AT PRESENT, THERE IS AN ENORMOUS DISPARITY IN LABOR COSTS BETWEEN THE EMERGING ASIAN COUNTRIES (CHINA, INDONESIA, THE PHILIPPINES, THAILAND AND MALAYSIA) AND THOSE THAT ARE MORE INDUSTRIALIZED. OVER THE NEXT DECADE THERE IS STRONG REASON TO BELIEVE THAT THE EMERGING COUNTRIES WILL START TO MOVE THEIR MANUFACTURING FOCUS UPSCALE, SHIFTING FROM SUCH GOODS AS PLASTIC FLOWERS, TEXTILES AND TOYS, TO COLOR TELEVISION SETS AND COMPUTERS, EMULATING THE LEAD OF SOUTH KOREA AND TAIWAN.

WHAT ALL COUNTRIES OF THE REGION SHARE IS AN EQUITABLE WAGE STRUCTURE. UNLIKE THE UNITED STATES, FOR EXAMPLE, WHERE A CHIEF EXECUTIVE OFFICER COULD EASILY EARN 100 TIMES MORE THAN WHAT A PRODUCTION-LINE WORKER IN THE SAME COMPANY MAKES, THE WAGE DIFFERENTIAL WITHIN THE CHINA REGION IS FAR SMALLER. IN SOUTH KOREA, FOR EXAMPLE, THE DIFFERENCE BETWEEN THE TWO AT THE COUNTRY'S LARGEST COMPANY IS ONLY NINE-FOLD.

(Horizontal Bar Chart)
AVERAGE GROWTH IN GROSS NATIONAL PRODUCT: 1989-1994
Percent

19.03%                   China/Spec. Economic Zones
 9.25%                   Thailand
 8.80%                   Malaysia
 8.30%                   Singapore
 7.21%                   South Korea
 6.80%                   Indonesia
 6.41%                   Taiwan
 4.60%                   Hong Kong
 2.60%                   Philippines
 1.90%                   United States

Source: Lloyd George Management Ltd.

THE AVERAGE REAL (INFLATION-ADJUSTED) GROSS DOMESTIC PRODUCT GROWTH RATE IN ASIA HAS BEEN 7.0 PERCENT ANNUALLY OVER THE PAST 6 YEARS COMPARED WITH 3 PERCENT OR LESS IN EUROPE AND THE UNITED STATES. ALTHOUGH MUCH WILL DEPEND ON THE PRESERVATION OF THE INTERNATIONAL FREE TRADE SYSTEM, INTER-REGIONAL GROWTH IN ASIAN TRADE HAS BECOME A MAJOR FACTOR IN THE CONTINUING SUPERIOR PERFORMANCE OF ASIAN COUNTRIES.

THE LINKS BETWEEN CHINA AND HONG KONG, BETWEEN CHINA AND TAIWAN AND BETWEEN CHINA AND OTHER COUNTRIES WITHIN THE REGION, WHERE THERE IS A SIGNIFICANT OVERSEAS CHINESE POPULATION, HAVE BY NOW BEEN STRENGTHENED TO A DEGREE WHICH MAKES A REVERSAL UNLIKELY. MOREOVER, ALTHOUGH THESE LINKS HAVE BEEN DEVELOPED TO A STAGE WHERE ECONOMIC COOPERATION IN TRADE OPERATES SMOOTHLY, THE FULL POTENTIAL OF THE MARKET, BOTH IN TERMS OF DOMESTIC CONSUMPTION AND OF EXPORT GROWTH, HAS HARDLY BEGUN TO BE REALIZED.

Chinese society has been based on the tenets of Confucius, which advocate order, respect, hierarchy, good manners and the sacrifice of the individual for the greater good of the family and the community. Chinese culture has favored hard work, achievement and thrift, which is reflected in China's high savings rate.

THE `OVERSEAS' CHINESE ARE LEADING CHINA'S TRANSFORMATION FROM CENTRAL PLANNING TOWARD A MARKET-DRIVEN ECONOMY

The "overseas" Chinese - those living outside China - are leading China's transformation from central planning toward a market-driven economy by supplying capital and management expertise to complement the low-cost labor and land resources of mainland China. Eaton Vance Management estimates that 75 percent of all trade in most of the China region today goes through firms controlled by overseas Chinese. By far the largest part of foreign contracted investment, presently running at a $68 billion annual rate, is coming from the overseas Chinese. It is this direct foreign investment - with its technology, management skills and export potential - that is transforming China's economy, leading many observers to believe that China will assume the leadership in Asia within the next 20 years. With the overseas Chinese leading the way, foreign trade now accounts for more than 15 percent of China's GNP. The establishment of "Special Economic Zones" along China's south coast, which welcomed foreign firms and foreign capital, has fostered the rapid development of China's export markets. Comments by paramount leader Deng Xiaoping early in 1992, holding up the experience of the Special Economic Zones as the model on which China should base its future, form a basis for confidence in the sustainability and growth of economic reform throughout China.

ECONOMIC PLANS NOW INCLUDE OBJECTIVES TO FURTHER INCREASE THE EXPORT ELEMENT OF THE ECONOMY

Economic plans covering the last decade of the 20th century now include objectives to quadruple the country's 1980 industrial and agricultural output by the year 2000...to further increase the export element of the economy...and to continue to open the country with further development of the designated special investment areas.

(Horizontal Line Chart)
CHINA'S EXPORTS ARE ON THE RISE
$U.S. billion

                        Exports          Imports
1988                    $ 44.6           $ 56.0
1989                    $ 51.1           $ 59.0
1990                    $ 61.9           $ 52.0
1991                    $ 70.7           $ 62.5
1992                    $ 84.9           $ 80.0
1993                    $ 91.2           $104.7
1994E                   $111.2           $123.3
1995E                   $127.8           $137.9

Source: Lloyd George Management Ltd.

(Horizontal Bar Chart)
1994 GROSS NATIONAL SAVINGS AS A % OF
GROSS NATIONAL PRODUCT

47.5%                    Singapore
42.0%                    China
36.6%                    Indonesia
35.6%                    Korea
32.5%                    Hong Kong
31.7%                    Thailand
28.0%                    Taiwan
24.0%                    India
21.0%                    Philippines
12.0%                    United States

Source: Lloyd George Management Ltd.

THE CITIZENS OF THE CHINA REGION ARE PRODIGIOUS SAVERS - AND INVESTORS. IN 1994, THE GROSS NATIONAL SAVINGS RATE (AS A PERCENTAGE OF GROSS NATIONAL PRODUCT) IN SINGAPORE WAS A REMARKABLE 47.5 PERCENT, FOLLOWED CLOSELY BY 42 PERCENT IN CHINA, 36.6 PERCENT IN INDONESIA, 35.6 PERCENT IN KOREA, 32.5 PERCENT IN HONG KONG, 31.7 PERCENT IN THAILAND, 28 PERCENT IN TAIWAN, 24 PERCENT IN INDIA AND 21 PERCENT IN THE PHILIPPINES. BY COMPARISON, THE SAVINGS RATE IN THE UNITED STATES, AS A PERCENTAGE OF GNP, FOR THE SAME PERIOD WAS ONLY 12 PERCENT.

(Horizontal Bar Chart)
FOREIGN INVESTMENT IS GROWING RAPIDLY
$U.S. billion

1994                $27.7
1993                $25.0
1992                $13.0
1991                $ 4.9
1990                $ 4.9

Source: Ministry of Foreign Economic Relations & Trade; State Statistical Bureau of the People's Republic of China

ACTUAL FOREIGN INVESTMENT HAS GROWN TO $U.S. 27.7 BILLION IN 1994 FROM $U.S.
25.0 BILLION IN 1993 AND APPROXIMATELY $U.S. 13.0 BILLION IN 1992. FOREIGN INVESTMENT IN 1991 AND 1990 WERE BELOW $U.S. 5.0 BILLION.

INVESTMENT IN TAIWAN AND CHINA'S FUJIAN PROVINCE CONTINUES TO GROW. MOST OF HONG KONG'S MANUFACTURING INVESTMENT HAS BEEN IN CHINA'S GUANGDONG PROVINCE, AND MORE THAN 3 MILLION WORKERS ARE NOW EMPLOYED IN THE PROVINCE, WORKING FOR HONG KONG COMPANIES.

LLOYD GEORGE MANAGEMENT ESTIMATES THAT 75 PERCENT OF ALL TRADE IN MOST OF THE CHINA REGION TODAY GOES THROUGH FIRMS CONTROLLED BY THE OVERSEAS CHINESE.

Over the past 20 years, the performance of the China region stock markets has generally been better than those in the United States and Europe. In the past five years, these newly emerging securities markets have demonstrated significant growth in market capitalization, in the numbers of listed securities and the volume of transactions. In addition, with reasonable price-to-earnings ratios, the stock markets of the China region currently offer excellent value compared to other countries.

Two stock exchanges have opened in China - the Shenzhen and the Shanghai. Class "A" and Class "B" shares are traded on both. While only resident Chinese can purchase Class "A" shares, foreign investors (such as EV Traditional Greater China Growth Fund) can purchase Class "B" shares.

The Shenzhen Stock Exchange, established in April 1991, officially opened in July 1991 with 6 listed companies. By December 1994, 114 stocks were traded, of which 22 were "B" shares.*

The Shanghai Stock Exchange, established in November 1990, officially opened in December 1990 with 8 listed companies. By December 1994, 171 stocks were traded, of which 32 were "B" shares.*

* Source: Lloyd George Management Ltd.

(Horizontal Bar Chart)
COMPARATIVE CHINA REGION PRICE/EARNINGS RATIOS
Year end 1994

20.6                Thailand
21.7                Malaysia
22.2                Singapore
14.4                United States
25.8                Philippines
28.7                Taiwan
17.8                Indonesia
18.7                South Korea
11.0                Hong Kong

Source: Lloyd George Management Ltd.

MOST OF THE STOCK MARKETS OF THE CHINA REGION CURRENTLY OFFER EXCELLENT VALUES.

EV Traditional
Greater China Growth Fund

THE FUND OFFERS INVESTORS
THE POTENTIAL TO BENEFIT
FROM CHINA'S GROWTH

The investment objective of EV Traditional Greater China Growth Fund is long-term capital appreciation.

The Fund offers investors the potential to benefit from the economic development and growth of China. It invests in interests in the Greater China Growth Portfolio. The Portfolio invests primarily in equities traded on the securities markets in the China region, including the two stock exchanges in China itself.

The Portfolio may invest in the common and preferred stocks of companies that provide goods or services to, or from within, the People's Republic of China (China), or have manufacturing or other operations in China - and that are normally listed on Southeast Asian stock exchanges or traded on their over-the-counter markets.

FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

PORTFOLIO INVESTMENTS
INCLUDE COUNTRIES THROUGHOUT
THE CHINA REGION

The countries in which the Portfolio may invest include:

o China                       o Singapore
o Hong Kong                   o South Korea
o Indonesia                   o Taiwan
o Malaysia                    o Thailand
o Philippines

Any well-managed investment, be it a start-up portfolio or a billion-dollar institutional account, requires in-depth knowledge of markets, products, management styles and, to the extent possible, a keen sense of economic and political trends - past, current and future.

But investing in emerging overseas markets calls for even more. And that is a thorough understanding of the cultures, history and attitudes of the people and countries in which assets will be placed.

While there is no shortage of expertise in the established markets of North America, Japan and Europe, there are relatively few advisers dedicated to the emerging markets of the China region.

(Horizontal Bar Chart)
THE GROWTH OF THE CHINA REGION'S EMERGING MARKETS
Percent change in market capitalization 1984-1994

Indonesia                     79000
Philippines                   19000
Korea                          3200
Taiwan                         2470
Hong Kong                      1263
Singapore                      1008
Malaysia                        697
Thailand                        167

Source: Lloyd George Management Ltd.

THE MAJOR ASIAN SECURITIES MARKETS HAVE GENERALLY OUTPERFORMED THOSE IN EUROPE AND THE UNITED STATES OVER THE PAST 20 YEARS. IN THE PAST FIVE YEARS, THE CHINA REGION'S NEWLY EMERGING MARKETS HAVE GROWN DRAMATICALLY IN MARKET
CAPITALIZATION, IN NUMBERS OF LISTED SECURITIES AND IN THE VOLUME OF
TRANSACTIONS.

The Investment Adviser:
Lloyd George Management (Hong Kong) Limited

THE ADVISER, LLOYD GEORGE MANAGEMENT, HAS EXTENSIVE, HANDS-ON EXPERIENCE IN THE CHINA REGION

Lloyd George Management (Hong Kong) Limited, the Portfolio's investment adviser, comprises a group of highly qualified and experienced investment professionals. Individually and collectively, they have extensive hands-on experience in the securities markets of the China region, including the management of several regional mutual funds.

Based in Hong Kong, Lloyd George Management is ideally situated to monitor the pulse of the China region, select the securities for the Portfolio and manage, on a day-to-day basis, its assets.

EATON VANCE IS THE FUND'S
SPONSOR AND ADMINISTRATOR

The Fund's sponsor and administrator is Eaton Vance Management, a Boston-based investment firm founded in 1924. Eaton Vance currently manages approximately $15 billion in assets for more than 140 mutual funds, whose investment objectives range from tax free and taxable income to maximum capital appreciation, as well as individual and institutional accounts for retirement plans, pension funds and endowments.

Shareholder
Privileges

o Invest a minimum of $1,000. The minimum subsequent investment is only $50.

o Dividends and capital gains distributions may be taken in cash, or reinvested at net asset value in additional shares.

o Reduced sales charges are available, through a Letter of Intention or Right of Accumulation.

o No sales charges are applied to investments of $1 million or more. Please see a prospectus for details of the Fund's contingent deferred sales charge, applied to early withdrawals on these accounts.

o Qualified plans, including 401(k) and Individual Retirement Accounts are available.

o Free telephone exchange is available between a variety of Eaton Vance Funds. Ask your investment adviser for details.

o Bank draft investing (minimum $50 per month or quarter) allows shareholders to invest regularly.

o Withdrawal plans (minimum account $5,000) allow shareholders to make regular, automatic redemptions from their accounts.

Please see a prospectus for more information about any of these services.

For more complete information about EV Traditional Greater China Growth Fund or any other Eaton Vance fund, including distribution plans, charges and expenses, please write or call your financial adviser for a prospectus. Read the prospectus(es) carefully before you invest or send money.

[LOGO]
EATON VANCE DISTRIBUTORS, INC.
24 Federal Street
Boston, MA 02110

[DRAGON LOGO]
LLOYD GEORGE MANAGEMENT
  (HONG KONG) LIMITED
3808, One Exchange Square
Central, Hong Kong

Cover photo courtesy of the Peabody Museum of Salem, from a painting of Hong Kong, circa 1855-1860, attributed to Sunqua. Photo by Mark Sexton.


30888 - 3/95                              T - CGCB

[LOGO]
EATON VANCE
   Mutual Funds


EV TRADITIONAL

GREATER CHINA

GROWTH FUND



STATEMENT OF ADDITIONAL INFORMATION


JANUARY 1, 1996



EV TRADITIONAL GREATER
CHINA GROWTH FUND
24 FEDERAL STREET
BOSTON, MA 02110

-------------------------------------------------------------------------------

SPONSOR AND MANAGER OF EV TRADITIONAL GREATER CHINA GROWTH FUND
Administrator of Greater China Growth Portfolio, Eaton Vance Management, 24 Federal Street, Boston, MA 02110


ADVISER OF GREATER CHINA GROWTH PORTFOLIO
Lloyd George Investment Management (Bermuda) Limited, 3808 One Exchange Square, Central, Hong Kong


PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265


CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111

TRANSFER AGENT
First Data Investor Services Group, BOS725, P.O,. Box 1559, Boston, MA 02104
(800) 262-1122


AUDITORS
Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110
                                                                       T-CGSAI

                                    PART B
        INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                                                      STATEMENT OF
                                                      ADDITIONAL INFORMATION
                                                      January 1, 1996


                            EV CLASSIC GROWTH FUND
                              24 Federal Street
                         Boston, Massachusetts 02110
                                (800) 225-6265


    This Statement of Additional Information consists of two parts. Part I provides information about EV Classic Growth Fund (the "Fund") and certain other series of Eaton Vance Growth Trust (the "Trust"). As described in the Prospectus, the Fund invests its assets in a separate registered investment company (the "Portfolio") with the same investment objective and policies as the Fund. The Fund's Part II (the "Part II") provides information solely about the Fund. Where appropriate Part I includes cross-references to the relevant sections of Part II.


-------------------------------------------------------------------------------
                              TABLE OF CONTENTS
                                    PART I

Investment Objective, Policies and Restrictions ....................         1
Trustees and Officers ..............................................         4
Investment Adviser and Administrator ...............................         6
Custodian ..........................................................         8
Service for Withdrawal .............................................         8
Determination of Net Asset Value ...................................         8
Investment Performance .............................................         9
Taxes ..............................................................        10
Portfolio Security Transactions ....................................        12
Other Information ..................................................        13
Independent Accountants ............................................        14
Financial Statements ...............................................        15

                                   PART II
Fees and Expenses ...................................................       a-1
Principal Underwriter ...............................................       a-2
Distribution Plan ...................................................       a-2
Performance Information .............................................       a-4
Control Persons and Principal Holders of Securities .................       a-5
-------------------------------------------------------------------------------

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUS OF EV CLASSIC GROWTH FUND DATED JANUARY 1, 1996, AS SUPPLEMENTED FROM TIME TO TIME. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING EATON VANCE DISTRIBUTORS, INC. (THE "PRINCIPAL UNDERWRITER") (SEE BACK COVER FOR ADDRESS AND PHONE NUMBER).

                                    PART B
        INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                                                      STATEMENT OF
                                                      ADDITIONAL INFORMATION
                                                      January 1, 1996


                           EV MARATHON GROWTH FUND
                              24 Federal Street
                         Boston, Massachusetts 02110
                                (800) 225-6265


    This Statement of Additional Information consists of two parts. Part I provides information about EV Marathon Growth Fund (the "Fund") and certain other series of Eaton Vance Growth Trust (the "Trust"). As described in the Prospectus, the Fund invests its assets in a separate registered investment company (the "Portfolio") with the same investment objective and policies, as the Fund. The Fund's Part II (the "Part II") provides information solely about the Fund. Where appropriate Part I includes cross-references to the relevant sections of Part II.


-------------------------------------------------------------------------------
                              TABLE OF CONTENTS
                                    PART I

Investment Objective, Policies and Restrictions .....................        1
Trustees and Officers ...............................................        4
Investment Adviser and Administrator ................................        6
Custodian ...........................................................        8
Service for Withdrawal ..............................................        8
Determination of Net Asset Value ....................................        8
Investment Performance ..............................................        9
Taxes ...............................................................       10
Portfolio Security Transactions .....................................       12
Other Information ...................................................       13
Independent Accountants .............................................       14
Financial Statements ................................................       15

                                   PART II
Fees and Expenses ...................................................      a-1
Principal Underwriter ...............................................      a-2
Distribution Plan ...................................................      a-2
Performance Information .............................................      a-4
Control Persons and Principal Holders of Securities .................      a-5
-------------------------------------------------------------------------------

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUS OF EV MARATHON GROWTH FUND DATED JANUARY 1, 1996, AS SUPPLEMENTED FROM TIME TO TIME. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING EATON VANCE DISTRIBUTORS, INC. (THE "PRINCIPAL UNDERWRITER") (SEE BACK COVER FOR ADDRESS AND PHONE NUMBER).

                                    PART B
        INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                                                        STATEMENT OF
                                                        ADDITIONAL INFORMATION
                                                        January 1, 1996


                          EV TRADITIONAL GROWTH FUND
                              24 Federal Street
                         Boston, Massachusetts 02110
                                (800) 225-6265


    This Statement of Additional Information consists of two parts. Part I contains information that relates generally to EV Traditional Growth Fund (the "Fund") and certain other series of Eaton Vance Growth Trust (the "Trust"). As described in the Prospectus, the Fund invests its assets in a separate registered investment company (the "Portfolio") with the same investment objective and policies as the Fund. The Fund's Part II (the "Part II") contains information that relates specifically to the Fund. Where appropriate
Part I includes cross-references to the relevant sections of Part II.


-------------------------------------------------------------------------------
                              TABLE OF CONTENTS
                                                                          Page

                                    PART I
Investment Objective, Policies and Restrictions .....................        1
Trustees and Officers ...............................................        4
Investment Adviser and Administrator ................................        6
Custodian ...........................................................        8
Service for Withdrawal ..............................................        8
Determination of Net Asset Value ....................................        8
Investment Performance ..............................................        9
Taxes ...............................................................       10
Portfolio Security Transactions .....................................       12
Other Information ...................................................       13
Independent Accountants .............................................       14
Financial Statements ................................................       15

                                   PART II
Fees and Expenses ...................................................      a-1
Performance Information .............................................      a-2
Services for Accumulation ...........................................      a-2
Principal Underwriter ...............................................      a-3
Service Plan ........................................................      a-4
Control Persons and Principal Holders of Securities .................      a-5

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUS OF EV TRADITIONAL GROWTH FUND DATED JANUARY 1, 1996, AS SUPPLEMENTED FROM TIME TO TIME. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING EATON VANCE DISTRIBUTORS, INC. (THE "PRINCIPAL UNDERWRITER") (SEE BACK COVER FOR ADDRESS AND PHONE NUMBER).

                     STATEMENT OF ADDITIONAL INFORMATION
                                    PART I


    The following provides information about the Fund, certain other series of the Trust and the Portfolio. Capitalized terms used in this Statement of Additional Information and not otherwise defined have the meanings given them in the Fund's Prospectus. The Fund is subject to the same investment policies as those of the Portfolio. The Fund currently seeks to achieve its objective by investing in the Portfolio.

               INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS
    The investment objective of the Fund is to achieve capital growth. The Fund currently seeks to achieve its investment objective by investing its assets in the Portfolio, which invests in a carefully selected and continuously managed portfolio consisting primarily of equity securities.


    The Portfolio's investment policy is flexible, and the Portfolio may invest in all kinds of domestic and foreign companies in seeking to achieve its objective of capital growth. Income is subordinate to growth; however, the Portfolio will earn dividend or interest income to the extent that it receives dividends or interest from its investments. As in any investment which fluctuates in value, the management of the Portfolio cannot, of course, assure the achievement of this objective or eliminate risk. It is believed, however, that through broad and selective diversification and through informed and discriminating investment supervision, the risks of investing will be reduced and the shareholder's opportunities for a rewarding participation in the capital growth sought by the Portfolio will be enhanced.

    The Portfolio will invest primarily in common stocks or securities convertible into common stocks (including convertible debt). The Portfolio may also invest in other securities and obligations of all kinds, including preferred stocks, warrants, rights, bonds, repurchase agreements, money market instruments and other evidences of indebtedness. The Portfolio's holdings of debt securities, preferred stocks, short-term obligations or cash would normally be employed to provide a reserve for future equity purchases or when the adviser believes a more defensive investment posture is warranted.

    It is the policy of the Portfolio to diversify its investments among industries and accordingly no investment shall be made which will cause investments in any one industry to exceed 25% of the Portfolio's assets (at market).

    While it is not the policy of the Portfolio to trade actively in securities for quick profits, the management will dispose of securities without regard to the time they have been held if such action seems advisable, subject to satisfaction of certain tax requirements.

FOREIGN SECURITIES. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the United States securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Furthermore, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

    Since investments in companies whose principal business activities are located outside of the United States will frequently involve currencies of foreign countries, and since assets of the Portfolio may temporarily be held in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of the Portfolio as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. The Portfolio may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency exchange" contract or "forward" contract). It may convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer. Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. Although a forward contract will minimize the risk of loss due to a decline in the value of the hedged currency, it also limits any potential gain which might result should the value of such currency increase.


STOCK INDEX FUTURES. Entering into a derivative instrument involves a risk that the applicable market will move against the Portfolio's position and that the Portfolio will incur a loss. This loss may exceed the amount of the initial investment made or the premium received by the Portfolio. Derivative instruments may sometimes increase or leverage the Portfolio's exposure to a particular market risk. Leverage enhances the Portfolio's exposure to the price volatility of derivative instruments it holds. The Portfolio's success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and the Portfolio's assets. During periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Portfolio from closing out positions and limiting its losses. Certain provisions of the Internal Revenue Code of 1986, as amended (the "Code"), limit the extent to which the Portfolio may purchase and sell derivative instruments. The Portfolio will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining the qualification of the Fund as a regulated investment company ("RIC") for federal income tax purposes.

    Transactions using futures contracts and options thereon (other than options that the Portfolio has purchased) expose the Portfolio to an obligation to another party. The Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or futures contracts, or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Portfolio will comply with Securities and Exchange Commission guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash, U.S. Government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

    Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding futures contract or option is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Portfolio's assets to cover or segregated accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

    The Portfolio may enter into futures contracts, and options on futures contracts, traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC") and on foreign exchanges, but, with respect to foreign exchange-traded futures contracts and options on such futures contracts, only if the Investment Adviser determined that trading on each such foreign exchange does not subject the Portfolio to risks, including credit and liquidity risks, that are materially greater then the risks associated with trading on CFTC-regulated exchanges.


REPURCHASE AGREEMENTS. The Portfolio may purchase U.S. Government securities and concurrently enter into repurchase agreements with the seller under which the seller agrees to repurchase such securities at the Portfolio's cost plus interest within a specified time (normally one day). While repurchase agreements involve certain risks not associated with direct investments in U.S. Government securities, the Portfolio follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized banks. In addition, the Portfolio's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling bank, the Portfolio will seek to liquidate such collateral. However, the exercise of the Portfolio's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio could suffer a loss.


INVESTMENT RESTRICTIONS. The following investment restrictions have been adopted by the Fund and may be changed only by the vote of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act of 1940 (the "1940 Act").


    As a matter of fundamental investment policy, the Fund may not:


(1) With respect to 75% of the total assets of the Fund, purchase the securities of any issuer if such purchase at the time thereof would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuer, or purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the total voting securities of such issuer to be held by the Fund, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies;

(2) Borrow money or issue senior securities except as permitted by the Investment Company Act of 1940;

(3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchase and sales of securities);

(4) Underwrite or participate in the marketing of securities of others;

(5) Make an investment in any one industry if such investment would cause investments in such industry to exceed 25% of the Fund's total assets, at market value at the time of such investment (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities);

(6) Purchase or sell real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

(7) Purchase or sell commodities or commodity contracts for the purchase or sale of physical commodities; or

(8) Make loans to any person except by (a) the acquisition of debt securities and making portfolio investments (b) entering into repurchase agreements or
(c) lending portfolio securities.


    Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest its assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

    The Fund will not issue bonds, debentures or senior equity securities, and this policy will not be changed unless authorized by a vote of the shareholders of the Fund.

    The Portfolio has adopted substantially the same fundamental investment restrictions as the foregoing numbered investment restrictions adopted by the Fund; such restrictions cannot be changed without the approval of a "majority of the outstanding voting securities" of the Portfolio, which as used in this Statement of Additional Information means the lesser of (a) 67% of the outstanding voting securities of the Portfolio present or represented by proxy at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented at the meeting or (b) more than 50% of the outstanding voting securities of the Portfolio. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act. Whenever the Trust is requested to vote on a change in the investment restrictions of the Portfolio, the Trust will hold a meeting of Fund shareholders and will cast its vote as instructed by the shareholders.


    The Fund and the Portfolio have adopted the following investment policies which may be changed by the Trust with respect to the Fund without approval by the Fund's shareholders or by the Portfolio with respect to the Portfolio without approval by the Fund or its other investors. As a matter of nonfundamental policy, the Fund and the Portfolio will not: (a) purchase securities of companies which, including predecessors, have not been in continuous operation for at least three years, except that 5% of its total assets (taken at market value) may be invested in such companies and exempted from this restriction are U.S. Government securities, securities of issuers which are rated by at least one nationally recognized rating organization, municipal obligations and obligations issued or guaranteed by any foreign government or its agencies or instrumentalities; (b) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or trustee of the Trust or the Portfolio or is a member, officer, director or trustee of any investment adviser of the Trust or the Portfolio, if after the purchase of the securities of such issuer by the Fund or the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at market value); (c) sell or contract to sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions; or (d) invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees of the Trust or the Portfolio, or their delegate, determines to be liquid.



    In order to permit the sale of shares of the Fund in certain states, the Fund may make commitments more restrictive than the policies described above. Should the Fund determine that any such commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment by terminating sales of its shares in the state(s) involved.


                            TRUSTEES AND OFFICERS
    The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 24 Federal Street, Boston, Massachusetts 02110, which is also the address of the Fund's investment adviser, Boston Management and Research ("BMR" or the "Investment Adviser"), a wholly-owned subsidiary of Eaton Vance Management ("Eaton Vance"); of Eaton Vance's parent, Eaton Vance Corp. ("EVC"); and of BMR's and Eaton Vance's trustee, Eaton Vance, Inc. ("EV"). Eaton Vance and EV are both wholly-owned subsidiaries of EVC. Those Trustees who are "interested persons" of the Trust, the Portfolio, BMR, Eaton Vance, EVC or EV as defined in the 1940 Act by virtue of their affiliation with any one or more of the Trust, the Portfolio, BMR, Eaton Vance, EVC or EV, are indicated by an asterisk (*).



                   TRUSTEES OF THE TRUST AND THE PORTFOLIO
JAMES B. HAWKES (54), President and Trustee*
Executive Vice President of BMR, Eaton Vance, EVC and EV, and a Director of
  EVC and EV. Director or Trustee and officer of various investment companies managed by Eaton Vance or BMR.

DONALD R. DWIGHT (64), Trustee
President of Dwight Partners, Inc. (a corporate relations and communications company) founded in 1988; Chairman of the Board of Newspapers of New England, Inc. since 1983. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768


SAMUEL L. HAYES, III (60), Trustee
Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate
  School of Business Administration. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Harvard University Graduate School of Business Administration, Soldiers Field Road, Boston, Massachusetts 02163


NORTON H. REAMER (60), Trustee
President and Director, United Asset Management Corporation (a holding company owning institutional investment management firms); Chairman, President and Director, UAM Funds (mutual funds). Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110

JOHN L. THORNDIKE (69), Trustee
Director of Fiduciary Company Incorporated. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 175 Federal Street, Boston, Massachusetts 02110


JACK L. TREYNOR (65), Trustee
Investment Adviser and Consultant. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 504 Via Almar, Palos Verdes Estates, California 90274


                   OFFICERS OF THE TRUST AND THE PORTFOLIO
M. DOZIER GARDNER (62), Vice President
President and Chief Executive Officer of BMR, Eaton Vance, EVC and EV, and
  Director of EVC and EV. Director or Trustee and officer of various investment companies managed by Eaton Vance or BMR.

WILLIAM D. BURT (57), Vice President
Vice President of Eaton Vance, BMR and EV since November 1994; formerly Vice
  President of The Boston Company (1990-1994). Mr. Burt was elected Vice President of the Trust on June 19, 1995.

BARCLAY TITTMANN (63), Vice President
Vice President of Eaton Vance, BMR and EV since October 1993; formerly Vice
  President of Invesco Management and Research (1970-1993). Mr. Tittmann was elected Vice President of the Trust on June 19, 1995.

PETER F. KIELY (59), Vice President of the Portfolio
Vice President of BMR, Eaton Vance and EV. Director or Trustee and officer of various investment companies managed by Eaton Vance or BMR. Mr. Kiely was elected Vice President of the Portfolio on June 14, 1993.


JAMES L. O'CONNOR (50), Treasurer
Vice President of BMR, Eaton Vance, and EV. Officer of various investment companies managed by Eaton Vance or BMR.


WILLIAM J. AUSTIN, JR. (44), Assistant Treasurer
Assistant Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Austin was elected Assistant Treasurer of the Trust on December 16, 1991.

THOMAS OTIS (64), Secretary
Vice President and Secretary of BMR, Eaton Vance, EVC and EV. Officer of various investment companies managed by Eaton Vance or BMR.

JANET E. SANDERS (60), Assistant Treasurer and Assistant Secretary
Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR.

A. JOHN MURPHY (33), Assistant Secretary
Assistant Vice President of BMR, Eaton Vance and EV since March 1, 1994;
  employee of Eaton Vance since March 1993. State Regulations Supervisor, The Boston Company (1991-1993) and Registration Specialist, Fidelity Management & Research Co. (1986-1991). Officer of various investment companies managed by Eaton Vance or BMR. Mr. Murphy was elected Assistant Secretary of the Trust and the Portfolio on March 27, 1995.

ERIC G. WOODBURY (38), Assistant Secretary
Vice President of Eaton Vance, BMR and EV since February 1993; formerly, associate attorney at Dechert, Price & Rhoades and Gaston & Snow. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Woodbury was elected Assistant Secretary of the Trust and the Portfolio on June 19, 1995.


    Messrs. Thorndike (Chairman), Hayes and Reamer are members of the Special Committee of the Board of Trustees of the Trust and of the Portfolio. The Special Committee's functions include a continuous review of the Trust's contractual relationship with the Administrator, the Portfolio's contractual relationship with the Investment Adviser, making recommendations to the Trustees regarding the compensation of those Trustees who are not members of the Eaton Vance organization, and making recommendations to the Trustees regarding candidates to fill vacancies, as and when they occur, in the ranks of those Trustees who are not "interested persons" of the Trust, the Portfolio, or the Eaton Vance organization.

    Messrs. Treynor (Chairman) and Dwight are members of the Audit Committee of the Board of Trustees of the Trust and of the Portfolio. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of the independent accountants, and reviewing with such accountants and the Treasurer of the Trust and of the Portfolio matters relative to accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian and transfer agent of the Trust and of the Portfolio.

    Trustees of the Portfolio who are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Plan"). Under the Plan, an eligible Trustee may elect to have his deferred fees invested by the Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any Trustee or obligate the Portfolio to pay any particular level of compensation to the Trustee.


    The fees and expenses of those Trustees of the Trust and the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. For the compensation earned by the noninterested Trustees of the Trust and the Portfolio, see "Fees and Expenses" in the Fund's Part II.

                     INVESTMENT ADVISER AND ADMINISTRATOR
    The Portfolio engages BMR as its investment adviser pursuant to an Investment Advisory Agreement dated August 1, 1994. BMR or Eaton Vance acts as investment adviser to investment companies and various individual and institutional clients with combined assets under management of approximately $16 billion.


    Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931. They maintain a large staff of experienced fixed-income and equity investment professionals to service the needs of its clients. The fixed-income division focuses on all kinds of taxable investment-grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The equity division covers stocks ranging from blue chip to emerging growth companies.

    BMR manages the investments and affairs of the Portfolio subject to the supervision of the Portfolio's Board of Trustees. BMR furnishes to the Portfolio investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested. The Investment Advisory Agreement requires BMR to pay the salaries and fees of all officers and Trustees of the Portfolio who are members of the BMR organization and all personnel of BMR performing services relating to research and investment activities. The Portfolio is responsible for all expenses not expressly stated to be payable by BMR under the Investment Advisory Agreement, including, without implied limitation, (i) expenses of maintaining the Portfolio and continuing its existence, (ii) registration of the Portfolio under the 1940 Act, (iii) commissions, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale and redemption of interests in the Portfolio, (viii) expenses of registering and qualifying the Portfolio and interests in the Portfolio under federal and state securities laws and of preparing and printing registration statements or other offering statements or memoranda for such purposes and for distributing the same to investors, and fees and expenses of registering and maintaining registrations of the Portfolio and of the Portfolio's placement agent as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to investors and of meetings of investors and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions,
(xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Portfolio (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values, book capital account balances and tax capital account balances), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, investor servicing agents and registrars for all services to the Portfolio, (xv) expenses for servicing the accounts of investors, (xvi) any direct charges to investors approved by the Trustees of the Portfolio, (xvii) compensation and expenses of Trustees of the Portfolio who are not members of BMR's organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Portfolio to indemnify its Trustees, officers and investors with respect thereto.


    For a description of the compensation that the Portfolio pays BMR under the Investment Advisory Agreement, see the Fund's current Prospectus. For additional information about the Investment Advisory Agreement, including the net assets of the Portfolio and the investment advisory fees that the Portfolio paid BMR under the Investment Advisory Agreement, see "Fees and Expenses" in the Fund's Part II.

    The Investment Advisory Agreement with BMR remains in effect until February 28, 1996. It may be continued indefinitely thereafter so long as such continuance after February 28, 1996 is approved at least annually (i) by the vote of a majority of the Trustees of the Portfolio who are not interested persons of the Portfolio or of BMR cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time without penalty on sixty days' written notice by the Board of Trustees of either party or by vote of the majority of the outstanding voting securities of the Portfolio, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that BMR may render services to others and may permit other fund clients and other corporations and organizations to use the words "Eaton Vance" or "Boston Management and Research" in their names. The Agreement also provides that BMR shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under that Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

    As indicated in the Prospectus, Eaton Vance serves as Administrator of the Fund, but currently receives no compensation for providing administrative services to the Fund. Under its agreement with the Fund, Eaton Vance has been engaged to administer the Fund's affairs, subject to the supervision of the Trustees of the Trust, and shall furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for administering the affairs of the Fund. For additional information about the Administrator, see "Fees and Expenses" in the Fund's Part II.


    The Fund pays all of its own expenses including, without limitation, (i) expenses of maintaining the Fund and continuing its existence, (ii) registration of the Trust under the 1940 Act, (iii) commissions, fees and other expenses connected with the purchase or sale of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale, repurchase and redemption of shares, (viii) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Fund and of the Fund's principal underwriter, if any, as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues,
(xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Fund (including without limitation safekeeping of funds, securities and other investments, keeping of books and accounts and determination of net asset values), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund, (xv) expenses for servicing shareholder accounts, (xvi) any direct charges to shareholders approved by the Trustees of the Trust, (xvii) compensation and expenses of Trustees of the Trust who are not members of the Eaton Vance organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.

    A commitment has been made to a state securities authority that Eaton Vance will take certain actions, if necessary, so that the Fund's expenses will not exceed expense limitation requirements of such state. The commitment may be amended or rescinded by Eaton Vance in response to changes in the requirements of the state or for other reasons.


    BMR is a wholly-owned subsidiary of Eaton Vance. Eaton Vance and EV are both wholly-owned subsidiaries of EVC. BMR and Eaton Vance are both Massachusetts business trusts, and EV is the trustee of BMR and Eaton Vance. The Directors of EV are Landon T. Clay, H. Day Brigham, Jr., M. Dozier Gardner, James B. Hawkes and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and John G. L. Cabot and Ralph Z. Sorenson. Mr. Clay is chairman, and Mr. Gardner is president and chief executive officer, of EVC, BMR, Eaton Vance and EV. All of the issued and outstanding shares of Eaton Vance and of EV are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, which expires December 31, 1996, the Voting Trustees of which are Messrs. Brigham, Clay, Gardner, Hawkes and Rowland. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers or Directors of EVC and EV. As of November 30, 1995, Messrs. Clay, Gardner and Hawkes each owned 24% of such voting trust receipts, and Messrs. Rowland and Brigham owned 15% and 13%, respectively, of such voting trust receipts. Messrs. Clay, Gardner, Hawkes and Otis, who are officers or Trustees of the Trust and the Portfolio, are members of the EVC, Eaton Vance, BMR and EV organizations. Messrs. Austin, Burt, Kiely, Murphy, O'Connor, Tittmann and Woodbury, and Ms. Sanders are officers of the Trust and the Portfolio and all are also members of the BMR, Eaton Vance and EV organizations. BMR will receive the fees paid under the Investment Advisory Agreement.

    Eaton Vance owns all of the stock of Energex Energy Corporation, which is engaged in oil and gas operations. In addition, Eaton Vance owns all of the stock of Northeast Properties, Inc., which is engaged in real estate investment, consulting and management. EVC owns all of the stock of Fulcrum Management, Inc. and MinVen, Inc., which are engaged in the development of precious metal properties. EVC also owns 24% of the Class A shares of Lloyd George Management (B.V.I.) Limited, a registered investment adviser. EVC, BMR, Eaton Vance and EV may also enter into other businesses.


    EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of the Fund and the Portfolio, Investors Bank & Trust Company. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund or the Portfolio and such banks.


                                  CUSTODIAN
    Investors Bank & Trust Company ("IBT"), 89 South Street, Boston, Massachusetts acts as custodian for the Fund and the Portfolio. IBT has the custody of all cash and securities representing the Fund's interest in the Portfolio, has custody of all the Portfolio's assets, maintains the general ledger of the Portfolio and the Fund, and computes the daily net asset value of interests in the Portfolio and the net asset value of shares of the Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Portfolio's investments, receives and disburses all funds, and performs various other ministerial duties upon receipt of proper instructions from the Fund and the Portfolio. IBT charges fees which are believed to be competitive within the industry. A portion of the fee relates to custody, bookeeping and valuation services and is based upon a percentage of Fund and Portfolio net assets and a portion of the fee relates to activity charges, primarily the number of portfolio transactions. These fees are then reduced by a credit for cash balances of the particular investment company at the custodian equal to 75% of the 91-day, U.S. Treasury Bill auction rate applied to the particular investment company's average daily collected balances for the week. Landon T. Clay, a Director of EVC and an officer, Trustee or Director of other entities in the Eaton Vance organization, owns approximately 13% of the voting stock of Investors Financial Services Corp., the holding company parent of IBT. Management believes that such ownership does not create an affiliated person relationship between the Fund or the Portfolio and IBT under the Investment Company Act of 1940. For the custody fees that the Portfolio and the Fund paid to IBT, see "Fees and Expenses" in Part II.

                            SERVICE FOR WITHDRAWAL
    By a standard agreement, the Trust's Transfer Agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder (see "Eaton Vance Shareholder Services -- Withdrawal Plan" in the Fund's current Prospectus) based upon the value of the shares held. The checks will be drawn from share redemptions and hence, are a return of principal. Income dividends and capital gain distributions in connection with withdrawal accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices.

    To use this service, at least $5,000 in cash or shares at the public offering price will have to be deposited with the Transfer Agent. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. Either the shareholder, the Transfer Agent or the Principal Underwriter will be able to terminate the withdrawal plan at any time without penalty.


                       DETERMINATION OF NET ASSET VALUE
    The net asset value of the shares of the Fund is determined by IBT (as agent and custodian for the Fund) in the manner described under "Valuing Fund Shares" in the Fund's current Prospectus. The Fund and the Portfolio will be closed for business and will not price their respective shares or interests on the following business holidays: New Year's Day, Presidents' Day, Good Friday (a New York Stock Exchange holiday), Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Fixed-income securities (other than short-term obligations), including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. The pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, various relationships between securities, and yield to maturity in determining value. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market. Foreign securities are valued in U.S. Dollars at the current exchange rate. Other assets are valued at fair value using methods determined in good faith by the Trustees.

    Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange (the "Exchange") is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange (the "Portfolio Valuation Time"). The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. Each investor's percentage of the aggregate interest in the Portfolio will then be recomputed as a percentage equal to a fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.


                            INVESTMENT PERFORMANCE
    Average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and dividends and distributions paid and reinvested) for the stated period and, if necessary, annualizing the result. The calculation assumes that all dividends from net investment income and capital gain distributions are reinvested at net asset value on the reinvestment dates during the period (and either (i) the deduction of the maximum sales charge from the initial $1,000 purchase order, or (ii) a complete redemption of the investment and, if applicable, the deduction of any contingent deferred sales charge at the end of the period). For information concerning the total return of the Fund, see "Performance Information" in the Fund's Part II.

    The Fund's total return may be compared to relevant indices, such as the Consumer Price Index and various domestic securities indices, for example:
Standard & Poor's 400 Stock Index, Standard & Poor's 500 Stock Index, Merrill Lynch U.S. Treasury (15-year plus) Index, Lehman Brothers Government/Corporate Bond Index, and the Dow Jones Industrial Average. The Fund's total return and comparisons with these indices may be used in advertisements and in information furnished to present or prospective shareholders. The Fund's performance may differ from that of other investors in the Portfolio, including any other investment companies.


    Information used in advertisements and in materials furnished to present or prospective shareholders may include statistics, data and performance studies prepared by independent organizations, (e.g., Ibbotson Associates, Standard & Poor's Ratings Group, Merrill Lynch, Pierce, Fenner & Smith, Inc., Bloomberg, L.P., Dow Jones & Company, Inc., and The Federal Reserve Board) or included in various publications (e.g., The Wall Street Journal, Barron's and The Decade: Wealth of Investments in U.S. Stocks, Bonds, Bills & Inflation) reflecting the investment performance or return achieved by various classes and types of investments (e.g., common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate-term government bonds, U.S. Treasury bills) over various periods of time. This information may be used to illustrate the benefits of long-term investments in common stocks.

    From time to time, information about the portfolio allocation and holdings of the Portfolio may be included in advertisements and other material furnished to present and prospective shareholders.


    The Portfolio's asset allocation on August 31, 1995  was as follows:

                                                    PERCENT OF NET ASSETS
                                                    ---------------------
  U.S. common stocks                                         84.9%
  Foreign common stocks                                      13.7%
  Cash & equivalents                                          1.4%
                                                             -----
      Total                                                   100%


    The Portfolio's ten largest common stock holdings on August 31, 1995 were:


  COMPANY                                           PERCENT OF NET ASSETS
  -------                                           ---------------------
  Astra AB Free Shares                                       4.3%
  American International Group                               3.6%
  Anadarko Petroleum Corp.                                   3.6%
  Triton Energy Corp.                                        3.6%
  General Re Corp.                                           3.2%
  Reuters Holdings PLC                                       3.1%
  Omnicom Group                                              2.8%
  Intel Corp.                                                2.7%
  CBS Inc.                                                   2.7%
  Millipore Corp.                                            2.6%
                                                             ----
      Total                                                 32.2%

    From time to time, evaluations of the Fund's performance made by independent sources (e.g., Lipper Analytical Services, Inc., CDA/Wiesenberger and Morningstar, Inc.) may be used in advertisements and in information furnished to present or prospective shareholders.

    Information used in advertisements and in materials furnished to present and prospective shareholders may include statements or illustrations relating to the appropriateness of types of securities and/or mutual funds which may be employed to meet specific financial goals, such as (1) funding retirement, (2) paying for children's education, and (3) financially supporting aging parents. These three financial goals may be referred to in such advertisements or materials as the "Triple Squeeze."

                                    TAXES
    See "Distributions and Taxes" in the Fund's current Prospectus.

    Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund has elected to be treated and intends to qualify each year as a RIC under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code, so as to avoid any federal income or excise tax to the Fund. The Fund so qualified for its fiscal year ended August 31, 1995 (see the Notes to the Financial Statements incorporated by reference into this Statement of Additional Information). Because the Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to satisfy them. The Portfolio will allocate at least annually among its investors, including the Fund, the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. The Portfolio will make allocations to the Fund in accordance with the Code and applicable regulations and will make moneys available for withdrawal at appropriate times and in sufficient amounts to enable the Fund to satisfy the tax distribution requirements that apply to the Fund and that must be satisfied in order to avoid federal income and/or excise tax on the Fund. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund will be deemed (i) to own its proportionate share of each of the assets of the Portfolio and (ii) to be entitled to the gross income of the Portfolio attributable to such share.

    In order to avoid federal excise tax, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its ordinary income (not including tax-exempt income) for such year, and at least 98% of the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year or, by election, December 31 of such year, after reduction by any available capital loss carryforwards, and 100% of any income from the prior year (as previously computed) that was not paid out during such year and on which the Fund was not taxed. Under current law, provided that the Fund qualifies as a RIC for federal income tax purposes and the Portfolio is treated as a partnership for Massachusetts and Federal tax purposes, neither the Fund nor the Portfolio is liable for any income, excise or franchise tax in the Commonwealth of Massachusetts.


    Foreign exchange gains and losses realized by the Portfolio in connection with investments in foreign securities and forward contracts may be treated as ordinary income and losses under special tax rules. Certain forward contracts of the Portfolio may be required to be marked to market (i.e., treated as if closed out) on the last day of each taxable year, and any gain or loss realized with respect to these contracts may be required to be treated as 60% long-term and 40% short-term gain or loss. Positions of the Portfolio in foreign securities and offsetting forward contracts may be treated as "straddles" and be subject to other special rules that may affect the amount, timing and character of Portfolio distributions to shareholders. The Portfolio will limit its foreign currency hedging activities to the extent necessary to preserve the Fund's qualification as a RIC.

    The Portfolio may be subject to foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. As it is not expected that more than 50% of the value of the total assets of the Fund, taking into account its allocable share of the Portfolio's total assets, at the close of any taxable year of the Fund will consist of securities issued by foreign corporations, the Fund will not be eligible to pass through to shareholders their proportionate share of any foreign taxes paid by the Portfolio and allocated to the Fund, with the result that shareholders will not include in income, and will not be entitled to take any foreign tax credits or deductions for, foreign taxes paid by the Portfolio and allocated to the Fund. Certain uses of foreign currency and investments by the Portfolio in the stock of certain "passive foreign investment companies" may be limited or a tax election may be made, if available, in order to preserve the Fund's qualification as a RIC and/or to avoid imposition of a tax on the Fund.


    A portion of distributions made by the Fund which are derived from dividends received by the Portfolio from domestic corporations and allocated to the Fund may qualify for the dividends-received deduction for corporations. The dividends-received deduction for corporate shareholders is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under the federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. Receipt of certain distributions qualifying for the deduction may result in reduction of the tax basis of the corporate shareholder's shares.


    Distributions of the excess of net long-term capital gains over net short-term capital losses (including any capital losses carried forward from prior years) earned by the Portfolio and allocated to the Fund are taxable to shareholders of the Fund as long-term capital gains, whether received in cash or in additional shares and regardless of the length of time their shares have been held. Certain distributions declared in October, November or December and paid the following January will be taxed to shareholders as if received on December 31 of the year in which they are declared.

    Distributions of the Fund (including a portion of any distributions eligible for the dividends-received deduction) may give rise to or increase an alternative minimum tax for individuals and corporations depending upon the shareholder's particular tax situation.

    Any loss realized upon the redemption or exchange of shares of the Fund with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under "wash sale" rules if other Fund shares are acquired (whether through reinvestment of dividends or otherwise) within a period beginning 30 days before and ending 30 days after the date of such redemption or other disposition. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

    Special tax rules apply to Individual Retirement Accounts ("IRAs") and other retirement plans and persons investing through IRAs or such plans should consult their tax advisers for more information.


    Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number and certain required certifications, as well as shareholders with respect to whom the Fund has received notification from the Internal Revenue Service or a broker, may be subject to "backup" withholding of federal income tax from the Fund's dividends and distributions and the proceeds of redemptions (including repurchases and exchanges) at a rate of 31%. An individual's taxpayer identification number is generally his or her social security number.

    Non-resident alien individuals and certain foreign corporations and other foreign entities generally will be subject to a U.S. withholding tax at a rate of 30% on the Fund's distributions from its ordinary income and the excess of its net short-term capital gain over its net long-term capital loss, unless the tax is reduced or eliminated by an applicable tax treaty. Distributions from the excess of the Fund's net long-term capital gain over its net short-term capital loss received by such shareholders and any gain from the sale or other disposition of shares of the Fund generally will not be subject to U.S. federal income taxation, provided that non-resident alien status has been certified by the shareholder. Different U.S. tax consequences may result if the shareholder is engaged in a trade or business in the United States, is present in the United States for a sufficient period of time during a taxable year to be treated as a U.S. resident, or fails to provide any required certifications regarding status as a non-resident alien investor. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in the Fund.


    The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as IRAs and other retirement plans, tax-exempt entities, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local or foreign tax consequences of investing in the Fund.

                       PORTFOLIO SECURITY TRANSACTIONS
    Decisions concerning the execution of portfolio security transactions of the Portfolio, including the selection of the market and the broker-dealer firm, are made by BMR. BMR is also responsible for the execution of transactions for all other accounts managed by it.

    BMR places the security transactions of the Portfolio and of all other accounts managed by it for execution with many broker-dealer firms. BMR uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to the Portfolio and (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, BMR will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the general execution and operational capabilities of the broker-dealer, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the reputation, reliability, experience and financial condition of the broker-dealer, the value and quality of services rendered by the broker-dealer in other transactions, and the reasonableness of the commission, if any. Transactions on United States stock exchanges and other agency transactions involve the payment by the Portfolio of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities usually involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received by the Portfolio usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid by the Portfolio often includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although commissions paid on portfolio security transactions will, in the judgment of BMR, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Portfolio and BMR's other clients in part for providing brokerage and research services to BMR.

    As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of the Portfolio may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if BMR determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of the overall responsibilities which BMR and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, BMR will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

    It is a common practice in the investment advisory industry for the advisers of investment companies, institutions and other investors to receive research, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance
of their investment responsibilities   ("Research Services") from broker-
dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which these broker-dealers have arrangements. Consistent with this practice, BMR receives Research Services from many broker-dealer firms with which BMR places the Portfolio transactions and from third parties with which these broker-dealers have arrangements. These Research Services include such matters as general economic and market reviews, industry and company reviews, evaluations of securities and portfolio strategies and transactions, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by BMR in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to BMR in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Portfolio is not reduced because BMR receives such Research Services. BMR evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient commissions to such firms to ensure the continued receipt of Research Services which BMR believes are useful or of value to it in rendering investment advisory services to its clients.

    Subject to the requirement that BMR shall use its best efforts to seek to execute Portfolio security transactions at advantageous prices and at reasonably competitive commission rates or spreads, BMR is authorized to consider as a factor in the selection of any broker-dealer firm with whom Portfolio orders may be placed the fact that such firm has sold or is selling shares of the Fund or of other investment companies sponsored by BMR or Eaton Vance. This policy is not inconsistent with a rule of the National Association of Securities Dealers, Inc., which rule provides that no firm which is a member of the Association shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.


    Securities considered as investments for the Portfolio may also be appropriate for other investment accounts managed by BMR or its affiliates. BMR will attempt to allocate equitably portfolio security transactions among the Portfolio and the portfolios of its other investment accounts whenever decisions are made to purchase or sell securities by the Portfolio and one or more of such other accounts simultaneously. In making such allocations, the main factors to be considered are the respective investment objectives of the Portfolio and such other accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Portfolio and such accounts, the size of investment commitments generally held by the Portfolio and such accounts and the opinions of the persons responsible for recommending investments to the Portfolio and such accounts. While this procedure could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of the Trustees of the Trust and the Portfolio that the benefits available from the BMR organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. For the brokerage commissions paid by the Portfolio on portfolio transactions, see "Fees and Expenses" in the Fund's
Part II.

                              OTHER INFORMATION
    On August 18, 1992 the Trust changed its name from Eaton Vance Growth Fund to Eaton Vance Growth Trust. The Trust is a Massachusetts business trust established in 1989 as the successor to Eaton Vance Growth Fund, Inc., a Massachusetts corporation, which changed its name from Vance, Sanders Common Stock Fund, Inc. on November 16, 1981. Such name was changed from Boston Common Stock Fund, Inc. on December 29, 1972. It was originally organized as a Canadian corporation in 1954, at which time it was known as Canada General Fund Limited. Eaton Vance, pursuant to its agreement with the Trust, controls the use of the words "Eaton Vance" and "EV" in the Fund's name and may use the words "Eaton Vance" and "EV" in other connections and for other purposes.

    The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or to make such other changes as do not have a materially adverse effect on the rights or interests of shareholders or if they deem it necessary to conform the Declaration to the requirements of applicable federal laws or regulations. The Trust's By-laws provide that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust. However, no indemnification will be provided to any Trustee or officer for any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.


    Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust's Declaration of Trust contains an express disclaimer of liability on the part of the Fund shareholders and the Trust's By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the Trust's By-laws also provide for indemnification out of the property of the Fund of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets of the Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of the Fund's business and the nature of its assets, management believes that the possibility of the Fund's liability exceeding its assets, and therefore the shareholder's risk of personal liability, is extremely remote.

    As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-laws, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Trust's By-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communicating with shareholders about such a meeting.

    In accordance with the Declaration of Trust of the Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by investors. In such an event the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Declaration of Trust of the Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interest have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.

    The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the Securities and Exchange Commission, or during any emergency as determined by the Commission which makes it impracticable for the Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the Commission for the protection of investors.

                           INDEPENDENT ACCOUNTANTS
    Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts, are the independent accountants for the Fund and the Portfolio, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.


                             FINANCIAL STATEMENTS
    The financial statements of the Fund and the Portfolio, which are included in the Fund's Annual Report to Shareholders, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance on the report of Coopers & Lybrand L.L.P., independent certified public accountants, as experts in accounting and auditing.

    Registrant incorporates by reference the audited financial information for the Fund's and the Portfolio's listed below for the fiscal year ended August 31, 1995 as previously filed electronically with the Securities and Exchange
Commission:

                            EV Classic Growth Fund
                               Growth Portfolio
                     (Accession No. 0000950156-95-000754)

                           EV Marathon Growth Fund
                               Growth Portfolio
                     (Accession No. 0000950156-95-000753)

                          EV Traditional Growth Fund
                               Growth Portfolio
                     (Accession No. 0000950156-95-000752)

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV CLASSIC GROWTH FUND. The Fund became a series of the Trust on July 27, 1994.


                              FEES AND EXPENSES
INVESTMENT ADVISER
    As of August 31, 1995, the Portfolio has net assets of $134,002,600. For the fiscal year ended August 31, 1995, the Portfolio paid BMR advisory fees of $786,194 (equivalent to 0.625% of the Portfolio's average daily net assets for such year). For the period from the Portfolio's start of business, August 2, 1994, to the fiscal year ended August 31, 1994, the Portfolio paid BMR advisory fees of $64,233 (equivalent to 0.61% (annualized) of the Portfolio's average daily net assets for such period).

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information, the Administrator currently receives no compensation for providing administrative services to the Fund. For the period from the start of business, November 7, 1994, to the fiscal year ended August 31, 1995, $44,320 of the Fund's operating expenses were allocated to the Administrator.

DISTRIBUTION PLAN
    During the fiscal year ended August 31, 1995, the Principal Underwriter paid to Authorized Firms sales commissions of $2,666 on sales of Fund shares. During the same period, the Fund paid sales commission payments under the Plan to the Principal Underwriter aggregating $3,706. Such payments reduced Uncovered Distribution Charges. During such period, contingent deferred sales charges aggregating approximately $167 were imposed on early redeeming shareholders and paid to the Principal Underwriter to reduce Uncovered Distribution Charges. As at August 31, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $101,992 (which amount was equivalent to 16.0% of the Fund's net assets on such date). During the fiscal year ended August 31, 1995, the Fund paid service fee payments under the Plan aggregating $1,235, of which $885 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.

PRINCIPAL UNDERWRITER
    For the period from the start of business, November 7, 1994, to the fiscal year ended August 31, 1995, the Fund paid the Principal Underwriter $2.50 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

CUSTODIAN
    For the period from the start of business, November 7, 1994, to the fiscal year ended August 31, 1995, the Fund paid IBT $2,833. For the fiscal year ended August 31, 1995, the Portfolio paid IBT $80,036.

BROKERAGE COMMISSIONS
    For the fiscal year ended August 31, 1995, the Portfolio paid brokerage commissions of $272,785 on portfolio security transactions, of which approximately $221,260 was paid in respect of portfolio security transactions aggregating approximately $140,204,754 to firms which provided some Research Services (as defined in Part I) to Eaton Vance. For the period from the start of business, August 2, 1994, to the fiscal year ended August 31, 1994, the Portfolio paid borkerage commissions of $33,546 on portfolio transactions, of which approximately $27,546 was paid in respect of portfolio transactions aggregating approximately $13,421,460 to firms which provide some Research Services to Eaton Vance (although many of such firms may have been selected in any particular transactions primarily because of their execution capabilities).

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended August 31, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund and the Portfolio, and, for the year ended September 30, 1995, earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex (1):

                              AGGREGATE       AGGREGATE      TOTAL COMPENSATION
                            COMPENSATION     COMPENSATION      FROM TRUST AND
NAME                          FROM FUND     FROM PORTFOLIO      FUND COMPLEX
----                        ------------    --------------   ------------------
Donald R. Dwight ..........    -- 0 --        $1,180(2)        $135,000(4)
Samuel L. Hayes, III ......    -- 0 --         1,207(3)         150,000(5)
Norton H. Reamer ..........    -- 0 --         1,230            135,000
John L. Thorndike .........    -- 0 --         1,295            140,000
Jack L. Treynor ...........    -- 0 --         1,239            140,000
----------
(1) The Eaton Vance fund complex consists of 211 registered investment companies or series thereof.
(2) Includes $393 of deferred compensation.
(3) Includes $517 of deferred compensation.
(4) Includes $35,000 of deferred compensation.
(5) Includes $33,750 of deferred compensation.

                            PRINCIPAL UNDERWRITER
    Under the Distribution Agreement the Principal Underwriter acts as principal in selling shares of the Fund. The expenses of printing copies of prospectuses used to offer shares to Authorized Firms or investors and other selling literature and of advertising is borne by the Principal Underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under Federal and state securities laws is borne by the Fund. In addition, the Fund makes payments to the Principal Underwriter pursuant to its Distribution Plan as described in the Fund's current Prospectus; the provisions of the plan relating to such payments are included in the Distribution Agreement. The Distribution Agreement is renewable annually by the Trust's Board of Trustees (including a majority of its Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Fund's Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding voting securities of the Fund or on six months' notice by the Principal Underwriter and is automatically terminated upon assignment. The Principal Underwriter distributes Fund shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold.


    The Fund has authorized Eaton Vance Distributors, Inc. (the "Principal Underwriter") to act as its agent in repurchasing shares at the rate of $2.50 for each repurchase transaction handled by the Principal Underwriter. The Principal Underwriter estimates that the expenses incurred by it in acting as repurchase agent for the Fund will exceed the amounts paid therefor by the Fund.

                              DISTRIBUTION PLAN
    The Distribution Plan ("the Plan") is described in the Prospectus and is designed to meet the requirements of Rule 12b-1 under the 1940 Act and the sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD Rule"). The purpose of the Plan is to compensate the Principal Underwriter for its distribution services and facilities provided to the Fund by paying the Principal Underwriter sales commissions and a separate distribution fee in connection with sales of Fund shares. The following supplements the discussion of the Plan contained in the Fund's Prospectus.


    The amount payable by the Fund to the Principal Underwriter pursuant to the Plan as sales commissions and distribution fees with respect to each day will be accrued on such day as a liability of the Fund and will accordingly reduce the Fund's net assets upon such accrual, all in accordance with generally accepted accounting principles. The amount payable on each day is limited to 1/365 of .75% of the Fund's net assets on such day. The level of the Fund's net assets changes each day and depends upon the amount of sales and redemptions of Fund shares, the changes in the value of the investments held by the Portfolio, the expenses of the Fund and the Portfolio accrued and allocated to the Fund on such day, income on portfolio investments of the Portfolio accrued and allocated to the Fund on such day, and any dividends and distributions declared on Fund shares. The Fund does not accrue possible future payments as a liability of the Fund or reduce the Fund's current net assets in respect of unknown amounts which may become payable under the Plan in the future because the standards for accrual of such a liability under accounting principles have not been satisfied.


    The Plan provides that the Fund will receive all contingent deferred sales charges and will make no payments to the Principal Underwriter in respect of any day on which there are no outstanding uncovered distribution charges of the Principal Underwriter. Contingent deferred sales charges and accrued amounts will be paid by the Fund to the Principal Underwriter whenever there exist uncovered distribution charges under the Fund's Plan.

    Periods with a high level of sales of Fund shares accompanied by a low level of early redemptions of Fund shares resulting in the imposition of contingent deferred sales charges will tend to increase the time during which there will exist uncovered distribution charges of the Principal Underwriter. Conversely, periods with a low level of sales of Fund shares accompanied by a high level of early redemptions of Fund shares resulting in the imposition of contingent deferred sales charges will tend to reduce the time during which there will exist uncovered distribution charges of the Principal Underwriter.

    In calculating daily the amount of uncovered distribution charges, distribution charges will include the aggregate amount of sales commissions and distribution fees theretofore paid plus the aggregate amount of sales commissions and distribution fees which the Principal Underwriter is entitled to be paid under the Plan since its inception. Payments theretofore paid or payable under the Plan by the Fund to the Principal Underwriter and contingent deferred sales charges theretofore paid or payable to the Principal Underwriter will be subtracted from such distribution charges; if the result of such subtraction is positive, a distribution fee (computed at 1% over the prime rate then reported in The Wall Street Journal) will be computed on such amount and added thereto, with the resulting sum constituting the amount of outstanding uncovered distribution charges with respect to such day. The amount of outstanding uncovered distribution charges of the Principal Underwriter calculated on any day does not constitute a liability recorded on the financial statements of the Fund.

    The amount of uncovered distribution charges of the Principal Underwriter at any particular time depends upon various changing factors, including the level and timing of sales of Fund shares, the nature of such sales (i.e., whether they result from exchange transactions, reinvestments or from cash sales through Authorized Firms), the level and timing of redemptions of Fund shares upon which a contingent deferred sales charge will be imposed, the level and timing of redemptions of Fund shares upon which no contingent deferred sales charge will be imposed (including redemptions involving exchanges of Fund shares for shares of another fund in the Eaton Vance Classic Group of Funds which result in a reduction of uncovered distribution charges), changes in the level of the net assets of the Fund, and changes in the interest rate used in the calculation of the distribution fee under the Plan. (For shares sold prior to January 30, 1995, Plan payments are as follows: the Principal Underwriter pays monthly sales commissions and service fee payments to Authorized Firms equivalent to approximately .75% and .25%, respectively, annualized of the assets maintained in the Fund by their customers beginning at the time of sale. No payments were made at the time of sale and there is no contingent deferred sales charge.)

    As currently implemented by the Trustees, the Plan authorizes payments of sales commissions, distribution fees and service fees to the Principal Underwriter which may by equivalent, on an aggregate basis during any fiscal year of the Fund, to 1% of the Fund's average daily net assets for such year. For the sales commission and service fee payments made by the Fund and the outstanding uncovered distribution charges of the Principal Underwriter, see "Fees and Expenses -- Distribution Plan" in Part II. The Fund believes that the combined rate of all these payments may be higher than the rate of payments made under distribution plans adopted by other investment companies pursuant to Rule 12b-1. Although the Principal Underwriter will use its own funds (which may be borrowed from banks) to pay sales commissions and service fees at the time of sale, it is anticipated that the Eaton Vance organization will profit by reason of the operation of the Plan through an increase in the Fund's assets (thereby increasing the advisory fee payable to BMR by the Portfolio) resulting from sale of Fund shares and through the amounts paid to the Principal Underwriter, including contingent deferred sales charges, pursuant to the Plan. The Eaton Vance organization may be considered to have realized a profit under the Plan if at any point in time the aggregate amounts theretofore received by the Principal Underwriter under the Plan and from contingent deferred sales charges have exceeded the total expenses theretofore incurred by such organization in distributing shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices, which costs will include without limitation leasing expense, depreciation of building and equipment, utilities, communication and postage expense, compensation and benefits of personnel, travel and promotional expense, stationery and supplies, literature and sales aids, interest expense, data processing fees, consulting and temporary help costs, insurance, taxes other than income taxes, legal and auditing expense and other miscellaneous overhead items. Overhead is calculated and allocated for such purpose by the Eaton Vance organization in a manner deemed equitable to the Fund.

    The provisions of the Plan relating to payments of sales commissions and distribution fees to the Principal Underwriter are also included in the Distribution Agreement between the Trust on behalf of the Fund and the Principal Underwriter. Pursuant to Rule 12b-1, the Plan has been approved by the Fund's initial sole shareholder (Eaton Vance) and by the Board of Trustees of the Trust as required by Rule 12b-1. The Plan continues in effect through and including April 28, 1996, and shall continue in effect indefinitely thereafter for so long as such continuance is approved at least annually by the vote of both a majority of (i) the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Rule 12b-1 Trustees") and (ii) all of the Trustees then in office, and the Distribution Agreement contains a similar provision. The Plan and Distribution Agreement may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting securities of the Fund. Under the Plan the President or a Vice President of the Trust shall provide to the Trustees for their review, and the Trustees shall review at least quarterly, a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the payments described therein without approval of the shareholders of the Fund, and all material amendments of the Plan must also be approved by the Trustees as required by Rule 12b-1. So long as the Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not such interested persons.


    The Trustees of the Trust believe that the Plan will be a significant factor in the expected growth of the Fund's assets, and will result in increased investment flexibility and advantages which will benefit the Fund and its shareholders. Payments for sales commissions and distribution fees made to the Principal Underwriter under the Plan will compensate the Principal Underwriter for its services and expenses in distributing shares of the Fund. Service fee payments made to the Principal Underwriter and Authorized Firms under the Plan provide incentives to provide continuing personal services to investors and the maintenance of shareholder accounts. By providing incentives to the Principal Underwriter and Authorized Firms, the Plan is expected to result in the maintenance of, and possible future growth in, the assets of the Fund. Based on the foregoing and other relevant factors, the Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

                           PERFORMANCE INFORMATION
    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund covering the 1, 5 and 10 year periods ended August 31, 1995. The total return for the period prior to the Fund's commencement of operations on November 7, 1994 reflects the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund contingent deferred sales charge ("CDSC"). The total return for such prior period has not been adjusted to reflect the Fund's distribution fees and certain other expenses. If such an adjustment were made, the performance would be lower.

                                                  VALUE OF A $1,000 INVESTMENT

                                           VALUE BEFORE      VALUE AFTER        TOTAL RETURN BEFORE          TOTAL RETURN AFTER
                                           DEDUCTING THE    DEDUCTING THE        DEDUCTING THE CDSC          DEDUCTING THE CDSC*
 INVESTMENT     INVESTMENT    AMOUNT OF       CDSC ON         CDSC* ON      ---------------------------  --------------------------
   PERIOD          DATE      INVESTMENT       8/31/95          8/31/95        CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
-------------  ------------  -----------  ---------------  ---------------  --------------  -----------  -------------  -----------
10 Years
Ended
08/31/95         08/31/85      $1,000        $2,961.78        $2,961.78        196.18%        11.47%        196.18%       11.47%
5 Years
Ended
08/31/95         08/31/90      $1,000        $1,625.71        $1,625.71         62.57%        10.21%         62.57%       10.21%
1 Year
Ended
08/31/95*        08/31/94      $1,000        $1,148.87        $1,138.87         14.89%        14.89%        13.89%        13.89%

    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

----------
 * No CDSC is imposed on certain redemptions. See the Fund's current Prospectus.
** If a portion of the expenses related to the operation of the Fund had not been allocated to Eaton Vance, the Fund would have had lower returns.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
    As of November 30, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of November 30, 1995, Eaton Vance owned 18.82% of the outstanding shares of the Fund; Eaton Vance is a Massachusetts business trust and a wholly-owned subsidiary of EVC. In addition, the following shareholders owned beneficially and of record the percentages of outstanding shares of the Fund indicated after their names: Frontier Trust Co., FBO Guthy Renker Corporation, 401(k) Savings & Retirement Plan, c/o The Barclay Group, Ambler, PA (13.81%); Frontier Trust Co., FBO O'Conner Davies & Co., 401(k) Savings & Retirement Plan, c/o The Barclay Group, Ambler, PA (13.61%); Frontier Trust Co., FBO Alliance Systems, Inc., 401(k) Savings and Retirement Plan, c/o The Barclay Group, Ambler, PA (12.71%); Frontier Trust Co., FBO Mindich Enterprise, 401(k) Savings & Retirement Plan, c/o The Barclay Group, Ambler, PA (9.37%); Frontier Trust Co., FBO A & S Welding & Boiler Repair Inc., 401(k) Savings and Retirement Plan, c/o The Barclay Group, Ambler, PA (9.06%); and Painewebber FBO Marshall E. Bein, M.D., Weehawken, NJ (8.94%). To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

[LOGO]

EV CLASSIC GROWTH FUND

--------------------------------------------------------------------------------

STATEMENT OF

ADDITIONAL INFORMATION


JANUARY 1, 1996




EV CLASSIC
GROWTH FUND
24 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------

INVESTMENT ADVISER OF GROWTH PORTFOLIO
Boston Management and Research, 24 Federal Street, Boston, MA 02110

FUND ADMINISTRATOR
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265


CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111

TRANSFER AGENT
First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104
(800) 262-1122


INDEPENDENT ACCOUNTANTS
Coopers & Lybrand LLP, One Post Office Square, Boston, MA 02109


                                                                         C-CFSAI

                     STATEMENT OF ADDITIONAL INFORMATION


                                   PART II


    This Part II provides information about EV MARATHON GROWTH FUND. The Fund became a series of the Trust on July 27, 1994.

                              FEES AND EXPENSES
INVESTMENT ADVISER
    As of August 31, 1995, the Portfolio has net assets of $134,002,600. For the fiscal year ended August 31, 1995, the Portfolio paid BMR advisory fees of $786,194 (equivalent to 0.625% of the Portfolio's average daily net assets for such year). For the period from the Portfolio's start of business, August 2, 1994, to the fiscal year ended August 31, 1994, the Portfolio paid BMR advisory fees of $64,233 (equivalent to 0.61% (annualized) of the Portfolio's average daily net assets for such period).

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information, the Administrator currently receives no compensation for providing administrative services to the Fund. For the period from the start of business, September 13, 1994, to the fiscal year ended August 31, 1995, $46,134 of the Fund's operating expenses were allocated to the Administrator.

DISTRIBUTION PLAN
    During the fiscal year ended August 31, 1995, the Principal Underwriter paid to Authorized Firms sales commissions of $6,611 on sales of Fund shares. During the same period, the Fund paid sales commission payments under the Plan to the Principal Underwriter aggregating $10,211. Such payments reduced Uncovered Distribution Charges. During such period, contingent deferred sales charges aggregating approximately $5,662 were imposed on early redeeming shareholders and paid to the Principal Underwriter to reduce Uncovered Distribution Charges. As at August 31, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $79,307 (which amount was equivalent to 3.5% of the Fund's net assets on such date). During the fiscal year ended August 31, 1995, the Fund made no service fee payments under the Plan.

PRINCIPAL UNDERWRITER
    For the period from the start of business, September 13, 1994, to the fiscal year ended August 31, 1995, the Fund paid the Principal Underwriter $42.50 for repurchase transactions handled (being $2.50 for each such transaction).

CUSTODIAN
    For the period from the start of business, September 13, 1994, to the fiscal year ended August 31, 1995, the Fund paid IBT $2,666. For the fiscal year ended August 31, 1995, the Portfolio paid IBT $80,036.

BROKERAGE COMMISSIONS
    For the fiscal year ended August 31, 1995, the Portfolio paid brokerage commissions of $272,785 on portfolio security transactions, of which approximately $221,260 was paid in respect of portfolio security transactions aggregating approximately $140,204,754 to firms which provided some Research Services (as defined in Part I) to Eaton Vance. For the period from the start of business August 2, 1994, to the fiscal year ended August 31, 1994, the Portfolio paid brokerage commissions of $33,546 on portfolio transactions, of which approximately $27,546 was paid in respect of portfolio transactions aggregating approximately $13,421,460 to firms which provide some Research Services to Eaton Vance (although many of such firms may have been selected in any particular transaction primarily because of their excecution capabilities).

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended August 31, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund and the Portfolio, and, for the year ended September 30, 1995, earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex (1):

                              AGGREGATE       AGGREGATE      TOTAL COMPENSATION
                            COMPENSATION     COMPENSATION      FROM TRUST AND
NAME                          FROM FUND     FROM PORTFOLIO      FUND COMPLEX
----                        ------------    --------------   ------------------
Donald R. Dwight ..........      $-0-          $1,180(2)        $135,000(4)
Samuel L. Hayes, III ......       -0-           1,207(3)         150,000(5)
Norton H. Reamer ..........       -0-           1,230            135,000
John L. Thorndike .........       -0-           1,295            140,000
Jack L. Treynor ...........       -0-           1,239            140,000
----------
(1) The Eaton Vance fund complex consists of 211 registered investment companies or series thereof.
(2) Includes $393 of deferred compensation.
(3) Includes $517 of deferred compensation.
(4) Includes $35,000 of deferred compensation.
(5) Includes $33,750 of deferred compensation.

                            PRINCIPAL UNDERWRITER
    Under the Distribution Agreement the Principal Underwriter acts as principal in selling shares of the Fund. The expenses of printing copies of prospectuses used to offer shares to Authorized Firms or investors and other selling literature and of advertising is borne by the Principal Underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under Federal and state securities laws is borne by the Fund. In addition, the Fund makes payments to the Principal Underwriter pursuant to its Distribution Plan as described in the Fund's current Prospectus; the provisions of the plan relating to such payments are included in the Distribution Agreement. The Distribution Agreement is renewable annually by the Trust's Board of Trustees (including a majority of its Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Fund's Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding voting securities of the Fund or on six months' notice by the Principal Underwriter and is automatically terminated upon assignment. The Principal Underwriter distributes Fund shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold.


    The Fund has authorized Eaton Vance Distributors, Inc. (the "Principal Underwriter") to act as its agent in repurchasing shares at the rate of $2.50 for each repurchase transaction handled by the Principal Underwriter. The Principal Underwriter estimates that the expenses incurred by it in acting as repurchase agent for the Fund will exceed the amounts paid therefor by the Fund.

                              DISTRIBUTION PLAN
    The Distribution Plan ("the Plan") is described in the Prospectus and is designed to meet the requirements of Rule 12b-1 under the 1940 Act and the sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD Rule"). The purpose of the Plan is to compensate the Principal Underwriter for its distribution services and facilities provided to the Fund by paying the Principal Underwriter sales commissions and a separate distribution fee in connection with sales of Fund shares. The following supplements the discussion of the Plan contained in the Fund's Prospectus.


    The amount payable by the Fund to the Principal Underwriter pursuant to the Plan as sales commissions and distribution fees with respect to each day will be accrued on such day as a liability of the Fund and will accordingly reduce the Fund's net assets upon such accrual, all in accordance with generally accepted accounting principles. The amount payable on each day is limited to 1/365 of .75% of the Fund's net assets on such day. The level of the Fund's net assets changes each day and depends upon the amount of sales and redemptions of Fund shares, the changes in the value of the investments held by the Portfolio, the expenses of the Fund and the Portfolio accrued and allocated to the Fund on such day, income on portfolio investments of the Portfolio accrued and allocated to the Fund on such day, and any dividends and distributions declared on Fund shares. The Fund does not accrue possible future payments as a liability of the Fund or reduce the Fund's current net assets in respect of unknown amounts which may become payable under the Plan in the future because the standards for accrual of such a liability under accounting principles have not been satisfied.

    The Plan provides that the Fund will receive all contingent deferred sales charges and will make no payments to the Principal Underwriter in respect of any day on which there are no outstanding uncovered distribution charges of the Principal Underwriter. Contingent deferred sales charges and accrued amounts will be paid by the Fund to the Principal Underwriter whenever there exist uncovered distribution charges under the Plan.


    Periods with a high level of sales of Fund shares accompanied by a low level of early redemptions of Fund shares resulting in the imposition of contingent deferred sales charges will tend to increase the time during which there will exist uncovered distribution charges of the Principal Underwriter. Conversely, periods with a low level of sales of Fund shares accompanied by a high level of early redemptions of Fund shares resulting in the imposition of contingent deferred sales charges will tend to reduce the time during which there will exist uncovered distribution charges of the Principal Underwriter.

    In calculating daily the amount of uncovered distribution charges, distribution charges will include the aggregate amount of sales commissions and distribution fees theretofore paid plus the aggregate amount of sales commissions and distribution fees which the Principal Underwriter is entitled to be paid under the Plan since its inception. Payments theretofore paid or payable under the Plan by the Fund to the Principal Underwriter and contingent deferred sales charges theretofore paid or payable to the Principal Underwriter will be subtracted from such distribution charges; if the result of such subtraction is positive, a distribution fee (computed at 1% over the prime rate then reported in The Wall Street Journal) will be computed on such amount and added thereto, with the resulting sum constituting the amount of outstanding uncovered distribution charges with respect to such day. The amount of outstanding uncovered distribution charges of the Principal Underwriter calculated on any day does not constitute a liability recorded on the financial statements of the Fund.

    The amount of uncovered distribution charges of the Principal Underwriter at any particular time depends upon various changing factors, including the level and timing of sales of Fund shares, the nature of such sales (i.e., whether they result from exchange transactions, reinvestments or from cash sales through Authorized Firms), the level and timing of redemptions of Fund shares upon which a contingent deferred sales charge will be imposed, the level and timing of redemptions of Fund shares upon which no contingent deferred sales charge will be imposed (including redemptions involving exchanges of Fund shares for shares of another fund in the Eaton Vance Marathon Group of Funds which result in a reduction of uncovered distribution charges), changes in the level of the net assets of the Fund, and changes in the interest rate used in the calculation of the distribution fee under the Plan.

    As currently implemented by the Trustees, the Plan authorizes payments of sales commissions and distribution fees to the Principal Underwriter and service fees to the Principal Underwriter and Authorized Firms which may be equivalent, on an aggregate basis during any fiscal year of the Fund, to 1% of the Fund's average daily net assets for such year. For the sales commission and service fee payments made by the Fund and the outstanding uncovered distribution charges of the Principal Underwriter, see "Fees and Expenses -- Distribution Plan" in this Part II. The Fund believes that the combined rate of all these payments may be higher than the rate of payments made under distribution plans adopted by other investment companies pursuant to Rule 12b-
1. Although the Principal Underwriter will use its own funds (which may be borrowed from banks) to pay sales commissions at the time of sale, it is anticipated that the Eaton Vance organization will profit by reason of the operation of the Plan through an increase in the Fund's assets (thereby increasing the advisory fee payable to BMR by the Portfolio) resulting from sale of Fund shares and through the amounts paid to the Principal Underwriter, including contingent deferred sales charges, pursuant to the Plan. The Eaton Vance organization may be considered to have realized a profit under the Plan if at any point in time the aggregate amounts theretofore received by the Principal Underwriter pursuant to the Plan and from contingent deferred sales charges have exceeded the total expenses theretofore incurred by such organization in distributing shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices, which costs will include without limitation leasing expense, depreciation of building and equipment, utilities, communication and postage expense, compensation and benefits of personnel, travel and promotional expense, stationery and supplies, literature and sales aids, interest expense, data processing fees, consulting and temporary help costs, insurance, taxes other than income taxes, legal and auditing expense and other miscellaneous overhead items. Overhead is calculated and allocated for such purpose by the Eaton Vance organization in a manner deemed equitable to the Fund.

    The provisions of the Plan relating to payments of sales commissions and distribution fees to the Principal Underwriter are also included in the Distribution Agreement between the Trust on behalf of the Fund and the Principal Underwriter. Pursuant to Rule 12b-1, the Plan has been approved by the Fund's initial sole shareholder (Eaton Vance) and by the Board of Trustees of the Trust as required by Rule 12b-1. The Plan continues in effect through and including April 28, 1996, and shall continue in effect indefinitely thereafter for so long as such continuance is approved at least annually by the vote of both a majority of (i) the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Rule 12b-1 Trustees") and (ii) all of the Trustees then in office, and the Distribution Agreement contains a similar provision. The Plan and Distribution Agreement may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund. Under the Plan the President or a Vice President of the Trust shall provide to the Trustees for their review, and the Trustees shall review at least quarterly, a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the payments described therein without approval of the shareholders of the Fund, and all material amendments of the Plan must also be approved by the Trustees as required by Rule 12b-1. So long as the Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not such interested persons.

    The Trustees of the Trust believe that the Plan will be a significant factor in the expected growth of the Fund's assets, and will result in increased investment flexibility and advantages which will benefit the Fund and its shareholders. Payments for sales commissions and distribution fees made to the Principal Underwriter under the Plan will compensate the Principal Underwriter for its services and expenses in distributing shares of the Fund. Service fee payments made to the Principal Underwriter and Authorized Firms under the Plan provide incentives to provide continuing personal services to investors and the maintenance of shareholder accounts. By providing incentives to the Principal Underwriter and Authorized Firms, the Plan is expected to result in the maintenance of, and possible future growth in, the assets of the Fund. Based on the foregoing and other relevant factors, the Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.


                           PERFORMANCE INFORMATION
    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund covering the 1, 5 and 10 year periods ended August 31, 1995. The total return for the period prior to the Fund's commencement of operations on September 13, 1994 reflects the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund contingent deferred sales charge ("CDSC"). The total return for such prior period has not been adjusted to reflect the Fund's distribution fees and certain other expenses. If such an adjustment were made, the performance would be lower.

                                                  VALUE OF A $1,000 INVESTMENT

                                           VALUE BEFORE      VALUE AFTER        TOTAL RETURN BEFORE          TOTAL RETURN AFTER
                                           DEDUCTING THE    DEDUCTING THE        DEDUCTING THE CDSC         DEDUCTING THE CDSC*
 INVESTMENT     INVESTMENT    AMOUNT OF       CDSC ON          CDSC* ON       ------------------------    -------------------------
   PERIOD          DATE      INVESTMENT       8/31/95          8/31/95        CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
------------    ----------    ---------    -------------    --------------    -----------    ---------    ------------   ----------
10 Years
ended
8/31/95          8/31/85       $1,000        $2,973.17        $2,973.17         $197.32       11.51%        197.32%       11.51%
5 Years
ended
8/31/95          8/31/90       $1,000        $1,631.96        $1,611.96          63.20%       10.29%         61.20%       10.02%
1 Year
ended
8/31/95**        8/31/94       $1,000        $1,153.29        $1,103.29          15.33%       15.33%         10.33%       10.33%

    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

----------
 * No CDSC is imposed on certain redemptions. See the Fund's current Prospectus.
** If a portion of the expenses related to the operation of the Fund had not been allocated to Eaton Vance, the Fund would have had lower returns.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
    As of November 30,, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of November 30, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 24.22% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

[LOGO]

EV MARATHON GROWTH FUND

--------------------------------------------------------------------------------

STATEMENT OF

ADDITIONAL INFORMATION


JANUARY 1, 1996




EV MARATHON
GROWTH FUND
24 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------

INVESTMENT ADVISER OF GROWTH PORTFOLIO
Boston Management and Research, 24 Federal Street, Boston, MA 02110

FUND ADMINISTRATOR
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265


CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111

TRANSFER AGENT
First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104
(800) 262-1122


INDEPENDENT ACCOUNTANTS
Coopers & Lybrand LLP, One Post Office Square, Boston, MA 02109

                                                                        M-GFSAI

                     STATEMENT OF ADDITIONAL INFORMATION

                                    PART II


    This Part II provides information about EV TRADITIONAL GROWTH FUND. On July 27, 1994 the Fund became a series of the Trust and redesignated its name from Eaton Vance Growth Fund to EV Traditional Growth Fund.


                              FEES AND EXPENSES


INVESTMENT ADVISER
    As of August 31, 1995, the Portfolio has net assets of $134,002,600. For the fiscal year ended August 31, 1995, the Portfolio paid BMR advisory fees of $786,194 (equivalent to 0.625% of the Portfolio's average daily net assets for such year). For the period from the Portfolio's start of business, August 2, 1994, to the fiscal year ended August 31, 1994, the Portfolio paid BMR advisory fees of $64,233 (equivalent to 0.61% (annualized) of the Portfolio's average daily net assets for such period).

    Prior to the close of business on August 1, 1994 (when the Fund transferred substantially all of its assets to the Portfolio in exchange for an interest in the Portfolio), the Fund retained Eaton Vance as its investment adviser. For the period from September 1, 1993 to August 1, 1994, the Fund paid Eaton Vance advisory fees of $777,308 (equivalent to 0.63% (annualized) of the Fund's average daily net assets for such period). For the fiscal year ended August 31, 1993, the Fund paid Eaton Vance advisory fees of $902,236.

ADMINISTRATOR
    As stated under "Investment Adviser and Administrator" in Part I of this Statement of Additional Information, the Administrator currently receives no compensation for providing administrative services to the Fund.

SERVICE PLAN
    The Service Plan remains in effect until April 28, 1996 and may be continued as described further under "Service Plan" in this Part II. The Trustees have initially implemented the Plan by authorizing the Fund to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed .25% of the Fund's average daily net assets for any fiscal year based on the value of Fund shares sold by such persons and remaining outstanding for at least twelve months. During the fiscal year ended August 31, 1995, the Fund made service fee payments under the Plan aggregating $87,903, of which $35,697 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.

CUSTODIAN
    For the fiscal year ended August 31, 1995, the Fund paid IBT $12,082 and the Portfolio paid IBT $80,036.

BROKERAGE COMMISSIONS
    For the fiscal year ended August 31, 1995, the Portfolio paid brokerage commissions of $272,785 on portfolio security transactions, of which approximately $221,260 was paid in respect of portfolio security transactions aggregating approximately $140,204,754 to firms which provided some Research Services (as defined in Part I) to BMR. For the period from the Portfolio's start of business, August 2, 1994 to the fiscal year ended August 31, 1994, the Portfolio paid borkerage commissions of $33,546 on portfolio transactions, of which approximately $27,546 was paid in respect of portfolio transactions aggregating approximately $13,421,460 to firms which provide some Research Services to BMR. For the period from September 1, 1993 to August 1, 1994, the Fund paid brokerage commissions of $275,173 on portfolio security transactions, of which approximately $261,973 was paid in respect of portfolio security transactions aggregating approximately $174,390,224 to firms which provided some Research Services to Eaton Vance.

    During the fiscal year ended August 31, 1993 the Fund paid brokerage commissions of $279,600 on portfolio security transactions, of which approximately $258,744 was paid in respect of portfolio security transactions aggregating approximately $172,838,057 to firms which provided some Research Services to Eaton Vance (although many of such firms may have been selected in any particular transaction primarily because of their execution capabilities).

PRINCIPAL UNDERWRITER
    The total sales charges for sales of shares of the Fund during the fiscal years ended August 31, 1995, 1994 and 1993, were $20,727, $54,164 and $68,513, respectively, of which $3,924, $7,156 and $10,760, respectively, was received by the Principal Underwriter. For the fiscal years ended August 31, 1994 and 1993, Authorized Firms received $47,007 and $57,752, respectively, from the total sales charges.

    For the fiscal year ended August 31, 1995, the Fund paid the Principal Underwriter $830.00 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each repurchase transaction handled by the Principal Underwriter).

TRUSTEES
     The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) During the fiscal year ended August 31, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Fund and the Portfolio, and, for the year ended September 30, 1995, earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex (1):

                              AGGREGATE       AGGREGATE      TOTAL COMPENSATION
                            COMPENSATION     COMPENSATION      FROM TRUST AND
NAME                          FROM FUND     FROM PORTFOLIO      FUND COMPLEX
----                        ------------    --------------   ------------------
Donald R. Dwight .............      $879         $1,180(2)      $135,000(4)
Samuel L. Hayes, III .........       884          1,207(3)       150,000(5)
Norton H. Reamer .............       868          1,230          135,000
John L. Thorndike ............       897          1,295          140,000
Jack L. Treynor ..............       921          1,239          140,000
----------
(1) The Eaton Vance fund complex consists of 211 registered investment companies or series thereof.
(2) Includes $393 of deferred compensation.
(3) Includes $517 of deferred compensation.
(4) Includes $35,000 of deferred compensation.
(5) Includes $33,750 of deferred compensation.


                           PERFORMANCE INFORMATION
    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund covering the ten, five and one year periods ended August 31, 1995.

                                                  VALUE OF A $1,000 INVESTMENT

                                                                             TOTAL RETURN                    TOTAL RETURN
                                                       VALUE OF         EXCLUDING SALES CHARGE          INCLUDING SALES CHARGE
    INVESTMENT        INVESTMENT      AMOUNT OF       INVESTMENT     ----------------------------    ----------------------------
      PERIOD             DATE        INVESTMENT*      ON 8/31/95      CUMULATIVE      ANNUALIZED      CUMULATIVE      ANNUALIZED
-----------------------------------------------------------------------------------------------------------------------------------
10 Years Ended
8/31/95                8/31/85         $951.88        $2,845.25        198.91%          11.56%         184.53%          11.01%
5 Years Ended
8/31/95                8/31/90         $952.09        $1,562.10         64.07%          10.39%          56.21%           9.31%
1 Year Ended
8/31/95                8/31/94         $952.15        $1,103.98         15.95%          15.95%          10.40%          10.40%

    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.

* Initial investment less current maximum sales charge of 4.75%

                          SERVICES FOR ACCUMULATION
    The following services are voluntary, involve no extra charge other than the sales charge included in the offering price, and may be changed or discontinued without penalty at any time.

INTENDED QUANTITY INVESTMENT--STATEMENT OF INTENTION. If it is anticipated that $100,000 or more of Fund shares and shares of the other continuously offered open-end funds listed under "The Eaton Vance Exchange Privilege" in the current Prospectus of the Fund will be purchased within a 13-month period, a Statement of Intention should be signed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares held under Right of Accumulation (see below) as of the date of the Statement will be included toward the completion of the Statement. The Statement authorizes the Transfer Agent to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. Execution of a Statement does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement, and should the amount actually purchased during the 13-month period be more or less than that indicated on the Statement, price adjustments will be made. For sales charges and other information on quantity purchases, see "How to Buy Fund Shares" in the Fund's current Prospectus. Any investor considering signing a Statement of Intention should read it carefully.


RIGHT OF ACCUMULATION--CUMULATIVE QUANTITY DISCOUNT. The applicable sales charge level for the purchase of Fund shares is calculated by taking the dollar amount of the current purchase and adding it to the value (calculated at the maximum current offering price) of the shares the shareholder owns in his account(s) in the Fund and in the other continuously offered open-end funds listed under "The Eaton Vance Exchange Privilege" in the current Prospectus of the Fund for which Eaton Vance acts as adviser or administrator at the time of purchase. The sales charge on the shares being purchased will then be at the rate applicable to the aggregate. For example, if the shareholder owned shares valued at $80,000 in EV Traditional Investors Fund, and purchased an additional $20,000 of Fund shares, the sales charge for the $20,000 purchase would be at the rate of 3.75% of the offering price (3.90% of the net amount invested) which is the rate applicable to single transactions of $100,000. For sales charges on quantity purchases, see "How to Buy Fund Shares" in the Fund's current Prospectus. Shares purchased (i) by an individual, his spouse and their children under the age of twenty-one, and
(ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and if qualifying, the applicable sales charge level.

    For any such discount to be made available, at the time of purchase a purchaser or his Authorized Firm must provide Eaton Vance Distributors, Inc. (the "Principal Underwriter") (in the case of a purchase made through an Authorized Firm) or the Transfer Agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Corfirmation of the order is subject to such verification. The Right of Accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.


                            PRINCIPAL UNDERWRITER
    Shares of the Fund may be continuously purchased at the public offering price through certain financial service firms ("Authorized Firms") which have agreements with Eaton Vance Distributors, Inc., the Principal Underwriter. The Principal Underwriter is a wholly-owned subsidiary of Eaton Vance. The public offering price is the net asset value next computed after receipt of the order, plus, where applicable, a variable percentage (sales charge) depending upon the amount of purchase as indicated by the sales charge table set forth in the prospectus. Such table is applicable to purchases of the Fund alone or in combination with purchases of the other funds offered by the Principal Underwriter, made at a single time by (i) an individual, or an individual, his spouse and their children under the age of twenty-one, purchasing shares for his or their own account; and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account.


    The table is also presently applicable to (1) purchases of Fund shares, alone or in combination with purchases of any of the other funds offered by the Principal Underwriter through one dealer aggregating $100,000 or more made by any of the persons enumerated above within a thirteen-month period starting with first purchase pursuant to a written Statement of Intention, in the form provided by the Underwriter, which includes provisions for a price adjustment depending upon the amount actually purchased within such period (a purchase not made pursuant to such Statement may be included thereunder if the Statement is filed within 90 days of such purchase); or (2) purchases of the Fund pursuant to the Right of Accumulation and declared as such at the time of purchase.

    Subject to the applicable provisions of the 1940 Act, the Fund may issue shares at net asset value in the event that an investment company (whether a regulated or private investment company or a personal holding company) is merged or consolidated with or acquired by the Fund. Normally no sales charges will be paid in connection with an exchange of Fund shares for the assets of such investment company.

    Shares may be sold at net asset value to any officer, director, trustee, general partner or employee of the Fund, the Portfolio or any investment company for which Eaton Vance or BMR acts as investment adviser, any investment advisory, agency, custodial or trust account managed or administered by Eaton Vance or by any parent, subsidiary or other affiliate of Eaton Vance, or any officer, director or employee of any parent, subsidiary or other affiliate of Eaton Vance. The terms "officer," "director," "trustee," "general partner" or "employee" as used in this paragraph include any such person's spouse and minor children, and also retired officers, directors, trustees, general partners and employees and their spouses and minor children. Shares of the Fund may also be sold at net asset value to registered representatives and employees of certain Authorized Firms and to such persons' spouses and children under the age of 21 and their beneficial accounts.

    The Trust reserves the right to suspend or limit the offering of shares of the Fund to the public at any time.

    The Principal Underwriter acts as principal in selling shares of the Fund under the distribution agreement with the Trust on behalf of the Fund. The expenses of printing copies of prospectuses used to offer shares to financial service firms or investors and other selling literature and of advertising are borne by the Principal Underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under Federal and state securities laws are borne by the Fund. The distribution agreement is renewable annually by the Board of Trustees of the Trust (including a majority of its Trustees who are not interested persons of the Principal Underwriter or the Trust), may be terminated on six months' notice by either party, and is automatically terminated upon assignment. The Principal Underwriter distributes Fund shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Principal Underwriter allows Authorized Firms discounts from the applicable public offering price which are alike for all Firms. In the case of the maximum sales charge the Authorized Firm retains 4% of the public offering price (4.20% of the net amount invested) and the Principal Underwriter retains 0.75% of the public offering price (0.79% of the net amount invested). However, the Principal Underwriter may allow, upon notice to all Authorized Firms with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such Firms may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

    The Fund has authorized the Principal Underwriter to act as its agent in repurchasing shares at the rate of $2.50 for each repurchase transaction handled by the Principal Underwriter. The Principal Underwriter estimates that the expenses incurred by it in acting as repurchase agent for the Fund will exceed the amounts paid therefor by the Fund.


                                 SERVICE PLAN
    The Trust on behalf of the Fund has adopted a Service Plan (the "Plan") designed to meet the service fee requirements of the revised sales charge rule of the National Association of Securities Dealers, Inc. Pursuant to such Rule, the Plan has been approved by the independent Trustees of the Trust, who have no direct or indirect financial interest in the Plan and by all of the Trustees of the Trust on behalf of the Fund. The Plan amends and replaces the Trust's original distribution plan which was approved by the Fund's shareholders. (Management believes service fee payments are not distribution expenses governed by the Rule, but has chosen to have the Plan approved as if the Rule were applicable.)


    The Plan provides that the Fund may make payments of service fees for personal services and/or the maintenance of shareholder accounts to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding .25% of the Fund's average daily net assets for any fiscal year. The Trustees have implemented the Plan by authorizing the Fund to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed .25% of that portion of the Fund's average daily net assets for any fiscal year which is attributable to shares of the Fund sold on or after July 1, 1989 by such persons and remaining outstanding for at least twelve months.


    The Plan remains in effect through April 28, 1996 and from year to year thereafter, provided such continuance is approved by a vote of the Board of Trustees and by both a majority of (i) those Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Rule 12b-1 Trustees") and (ii) all of the Trustees then in office, cast in person at a meeting (or meetings) called for the purpose of voting on this Plan. The Plan may not be amended to increase materially the payments described herein without approval of the shareholders of the Fund, and all material amendments of the Plan must also be approved by the Trustees of the Trust in the manner described above. The Plan may be terminated any time by vote of the Rule 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund. Under the Plan, the President or a Vice President of the Trust shall provide to the Trustees for their review, and the Trustees shall review at least quarterly, a written report of the amount expended under the Plan and the purposes for which such expenditures were made.


    So long as the Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not such interested persons. The Trustees have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.


             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
    As of November 30, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. To the knowledge of the Trust, no person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                                                                          [LOGO]
EV TRADITIONAL

GROWTH

FUND



STATEMENT OF

ADDITIONAL INFORMATION


JANUARY 1, 1996




EV TRADITIONAL
GROWTH FUND
24 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------

INVESTMENT ADVISER OF GROWTH PORTFOLIO
Boston Management and Research, 24 Federal Street, Boston, MA 02110

FUND ADMINISTRATOR
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265


CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111

TRANSFER AGENT
First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104
(800) 262-1122

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand LLP, One Post Office Square, Boston, MA 02109


                                                                         T-GFSAI

                                    PART B
        INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                                                        STATEMENT OF
                                                        ADDITIONAL INFORMATION
                                                        January 1, 1996


                  EV MARATHON GOLD & NATURAL RESOURCES FUND
                              24 Federal Street
                         Boston, Massachusetts 02110
                                (800) 225-6265


------------------------------------------------------------------------------
TABLE OF CONTENTS                                                         Page
Investment Objective and Policies .............................            2
Investment Restrictions .......................................           10
Trustees and Officers .........................................           13
Control Persons and Principal Holders of Securities ...........           15
Investment Adviser ............................................           15
Custodian .....................................................           16
Service for Withdrawal ........................................           17
Determination of Net Asset Value ..............................           17
Investment Performance ........................................           18
Taxes .........................................................           19
Principal Underwriter .........................................           20
Distribution Plan .............................................           21
Portfolio Security Transactions ...............................           23
Other Information .............................................           24
Independent Certified Public Accountants ......................           25
Financial Statements ..........................................           25
Appendix ......................................................           27
------------------------------------------------------------------------------

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF EV MARATHON GOLD & NATURAL RESOURCES FUND (THE "FUND") DATED JANUARY 1, 1996, AS SUPPLEMENTED FROM TIME TO TIME. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING EATON VANCE DISTRIBUTORS, INC. (THE "PRINCIPAL UNDERWRITER") (SEE BACK COVER FOR ADDRESS AND PHONE NUMBER).

                      INVESTMENT OBJECTIVE AND POLICIES


INVESTMENT OBJECTIVE
    The investment objective of EV Marathon Gold & Resources Fund (the "Fund"), a series of Eaton Vance Growth Trust (the "Trust"), is capital appreciation and protection of the purchasing power of the shareholder's capital. Although the Fund will derive income from some of its investments, current income is not an investment objective and will not be a primary consideration in selecting securities for the Fund's portfolio.

INVESTMENT POLICIES
    The following investment policies supplement those set forth in the current Prospectus. They are not fundamental policies and accordingly may be changed by the Trustees of the Trust without obtaining the approval of the Fund's shareholders.

PORTFOLIO TURNOVER
    The Fund's investment adviser, Eaton Vance Management ("Eaton Vance") will change the Fund's investments whenever it believes a change may be appropriate, without regard to how long a particular investment may have been held. Changes in investments generally involve expenses to the Fund, which may include brokerage commissions or dealer mark-ups and other transaction costs on the disposition of investments and reinvestment of the proceeds in other investments, and may result in net capital gains distributions of which will be subject to tax. The Fund's investment policies and strategies may result in a higher portfolio turnover rate than that experienced by other mutual funds. The Fund's portfolio turnover rate will not be a limiting factor when Eaton Vance considers a change in the Fund's investment portfolio, and in any fiscal year such rate could exceed 100%.

ASSET-RELATED SECURITIES
    The Fund's investment adviser will evaluate the creditworthiness of the issuer of an asset-related security. If the asset-related security is backed by a bank letter of credit or other similar facility, the investment adviser may take such backing into consideration in determining the creditworthiness of the issuer.

    The Fund will not acquire asset-related securities for which no trading market exists if at the time of acquisition more than 10% of its total assets are invested in securities which are not readily marketable. The Fund may invest in asset-related securities without limit when it has the option to put such securities to the issuer or a stand-by bank or broker and receive the principal amount or redemption price thereof less transaction costs on no more than seven days notice or when the Fund has the right to convert or exchange such securities into a readily marketable security in which it could otherwise invest upon not less than seven days notice.

    The asset-related securities in which the Fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. The Fund's holdings of such securities therefore may not generate appreciable current income, and the return from such securities primarily will be from any profit on the sale, maturity or conversion thereof at a time when the price of the related asset is higher than it was when the Fund purchased such securities. As an example, assume gold is selling at a market price of $300 per ounce and an issuer sells a $1,000 face amount gold related note with a seven year maturity, payable at maturity at the greater of either $1,000 in cash or the then market price of three ounces of gold. If at maturity, the market price of gold is $400 per ounce, the amount payable on the note would be $1,200. Certain asset-related securities may be payable at maturity in cash at the stated principal amount, or at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance the Fund may sell the asset-related security in the secondary market, to the extent one exists, prior to the maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.


FOREIGN INVESTMENTS
    Investing in foreign issuers involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. issuers. Since investments in foreign issuers may involve currencies of foreign countries, and since the Fund may temporarily hold funds in bank deposits in foreign currencies during completion of investment programs, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

    Since foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In some countries delayed settlements are customary which increases the risk of loss.


    Depository receipts are not necessarily denominated in the same currency as the securities into which they may be converted. American Depository Receipts ("ADRs") are receipts typically issued by a U.S. banking institution evidencing ownership of the underlying securities; European Depository Receipts ("EDRs") are receipts evidencing a similar arrangement with a European banking institution. Generally ADRs, in registered form are designed for use in U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. Such securities may or may not be listed on a foreign securities exchange.

FORWARD FOREIGN CURRENCY EXCHANGE TRANSACTIONS
    Forward foreign currency exchange contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. At the maturity of a forward contract the Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.


    The Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

    Additionally, when management of the Fund believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund's foreign assets. The Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

    The Fund's custodian will place cash or liquid securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

    The Fund generally will not enter into a forward contract with a term of greater than one year. It also should be realized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Fund can achieve at some future point in time.

    While the Fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.


REPURCHASE AGREEMENTS
    The Fund may enter into repurchase agreements with respect to its permitted investments, but currently intends to do so only with member banks of the Federal Reserve System or with primary dealers in U.S. Government securities. Under a repurchase agreement the Fund buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price. The repurchase date is usually within seven days of the original purchase date. At no time will the Fund commit more than 10% of its assets to repurchase agreements which mature in more than seven days. Repurchase agreements are deemed to be loans under the Investment Company Act of 1940 (the "Act"). In all cases Eaton Vance must be satisfied with the creditworthiness of the other party to the agreement before entering into a repurchase agreement. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Fund purchased may have decreased, the Fund could experience a loss. The Fund's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily.


REVERSE REPURCHASE AGREEMENTS
    The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. The Fund expects that it will enter into reverse repurchase agreements when it is able to invest the cash so acquired at a rate higher than the cost of the agreement, which would increase the income earned by the Fund. The Fund could also enter into reverse repurchase agreements as a means of raising cash to satisfy redemption requests without the necessity of selling portfolio assets.


    When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund's assets. As a result, such transactions may increase fluctuations in the market value of the Fund's assets. While there is a risk that large fluctuations in the market value of the Fund's assets could affect the Fund's net asset value per share, this risk is not significantly increased by entering into reverse repurchase agreements, in the opinion of Eaton Vance. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund's yield.


    At all times that a reverse repurchase agreement is outstanding, the Fund will maintain cash and liquid securities in a segregated account at its custodian bank with a value at least equal to its obligation under the agreement. Securities and other assets held in the segregated account may not be sold while the reverse repurchase agreement is outstanding, unless other suitable assets are substituted. While Eaton Vance does not consider reverse repurchase agreements to involve a traditional borrowing of money, reverse repurchase agreements will be included within the aggregate limitation on "borrowings" contained in the Fund's investment restriction (1) set forth below.


LEVERAGE THROUGH BORROWING
    The Fund will not always borrow money for additional investments. The Fund's willingness to borrow money, and the amount it will borrow, will depend on many factors the most important of which are market conditions and interest rates.

    The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to its borrowings. This allows the Fund to borrow for leverage purposes an amount equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days in order to reduce the Fund's debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell such holdings at that time. The practice of leveraging to enhance investment return may be viewed as a speculative activity. Leveraging will exaggerate any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not exceed the income from the investments acquired with the borrowed funds. The Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate.

    The Fund, like many other investment companies, may also borrow money for temporary or emergency purposes, but such borrowings may not exceed 10% of the value of the Fund's gross assets when the loan is made.


WRITING AND PURCHASING CALL AND PUT OPTIONS
    A call option written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. The Fund will write a covered call option on a security for the purpose of increasing its return on such security and/or to partially hedge against a decline in the value of the security. In particular, when the Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the option, which will increase its gross income and will offset in part the reduced value of the portfolio security underlying the option, or the increased cost of acquiring the security for its portfolio. However, if the price of the underlying security moves adversely to the Fund's position, the option may be exercised and the Fund will be required to purchase or sell the underlying security at a disadvantageous price, which may only be partially offset by the amount of the premium, if at all. The Fund does not intend to write a covered option on any security if after such transaction more than 15% of its net assets, as measured by the aggregate value of the securities underlying all covered calls and puts written by the Fund, would be subject to such options. The Fund will only write a put option on a security which it intends to ultimately acquire for its portfolio. A put option written by the Fund would obligate the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date.

    The Fund may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions."

    The Fund may purchase put or call options on securities or securities indices in anticipation of changes in the value of its existing portfolio securities or in the prices of securities that the Fund intends to purchase at a later date. In the event that the expected changes occur, the Fund may be able to offset adverse changes in the value of its portfolio, in whole or in part, through the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option. Unless the price of the underlying security changes sufficiently, the option may expire without value to the Fund. The Fund does not intend to purchase an option on any security if after such transaction more than 5% of its net assets, as measured by the aggregate of all premiums paid for all such options held by the Fund, would be so invested.

    The Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which the Fund may invest. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund would realize a loss on the purchase of the call option.

    The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund's portfolio securities. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise, the Fund would realize a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

    The Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the Fund.

    The Fund would write and purchase put and call options on securities indices for the same purposes as the writing and purchase of options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

SPECIAL RISKS ASSOCIATED WITH OPTIONS ON SECURITIES
    An options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.


    Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.


    The Fund will pay brokerage commissions in connection with writing options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of options could result in significant increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.


    There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the OCC inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.


    The amount of the premiums which the Fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.


FUTURES TRANSACTIONS
Futures Contracts. A change in the level of interest rates, currency exchange rates or securities prices may affect the value of the Fund's portfolio securities (or of securities that the Fund expects to purchase). To hedge against changes in rates or prices, or for non-hedging purposes, the Fund may enter into (i) futures contracts for the purchase or sale of securities and currency, (ii) futures contracts on securities indices and (iii) futures contracts on other financial instruments and indices. In the United States, futures contracts are traded on exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant exchange. The Fund may also enter into futures contracts traded on a foreign exchange if it is determined by the investment adviser that trading on such exchange does not subject the Fund to risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on United States exchanges. The futures contracts may be based on various securities and commodities in which the Fund may invest, foreign currencies, certificates of deposit, Eurodollar time deposits, securities indices, economic indices (such as the Consumer Price Indices compiled by the U.S. Department of Labor) and other financial instruments and indices.


Futures Contracts on Securities and Currency. A futures contract on securities or currency is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return or of the specified currency. By purchasing futures on securities or currency, the Fund will legally obligate itself to accept delivery of the underlying security or currency and pay the agreed price; by selling futures on securities or currency, it will legally obligate itself to make delivery of the security or currency against payment of the agreed price.

    Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While the Fund's futures contracts on securities or currency will usually be liquidated in this manner, it may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Futures Contracts on Securities Indices. Futures contracts on securities or other indices do not require the physical delivery of securities, but merely provide for profits and losses resulting from changes in the market value of a contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the future positions is simply closed out. Changes in the market value of a particular futures contract reflect changes in the level of the index on which the futures contract is based.

Hedging Strategies. Hedging by use of futures contracts seeks to establish more certainly than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire. The Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency exchange rates that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund (or currency in which such securities are denominated) or securities with characteristics similar to those of the Fund's portfolio securities. If, in the opinion of Eaton Vance, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, Eaton Vance will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

    On other occasions, the Fund may take a "long" position by purchasing such futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the securities market or foreign currency exchange rates to be less favorable than prices or rates that are currently available.

Options on Futures Contracts. The Fund may purchase and write call and put options on futures contracts which are traded on a United States exchange or board of trade. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the option period. Upon exercise of the option, the writer of the option is obligated to convey the appropriate futures position to the holder of the option. If an option is exercised on the last trading day before the expiration date of the option, a cash settlement will be made in an amount equal to the difference between the closing price of the futures contract and the exercise price of the option.

    The Fund may use options on futures contracts for bona fide hedging purposes as defined below or for non-hedging purposes subject to the limitations imposed by CFTC regulations. If the Fund purchases a call (put) option on a futures contract it benefits from any increase (decrease) in the value of the futures contract, but is subject to the risk of decrease (increase) in value of the futures contract. The benefits received are reduced by the amount of the premium and transaction costs paid by the Fund for the option. If market conditions do not favor the exercise of the option, the Fund's loss is limited to the amount of such premium and transaction costs paid by the Fund for the option.

    If the Fund writes a call (put) option on a futures contract, the Fund receives a premium but assumes the risk of a rise (decline) in value in the underlying futures contract. If the option is not exercised, the Fund gains the amount of the premium, which may partially offset unfavorable changes in the value of securities (or the currency in which such securities are denominated) held or to be acquired for the Fund's portfolio. If the option is exercised, the Fund will incur a loss, which will be reduced by the amount of the premium it receives. However, depending on the degree of correlation between changes in the value of its portfolio securities (or the currency in which they are denominated) and changes in the value of futures positions, the Fund's losses from writing options on futures may be partially offset by favorable changes in the value of portfolio securities or in the cost of securities to be acquired.

    The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.


Limitations on the Use of Futures Contracts and Options on Futures
Contracts. The Fund will engage in futures and related options transactions for bona fide hedging or non-hedging purposes as defined in or permitted by CFTC regulations. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities (or the currency in which they are denominated) held by the Fund or which it expects to purchase. Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes -- i.e, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures (or option) position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures (or option) position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated (or an option may expire) without the corresponding purchase of securities. As an alternative to compliance with the bona fide hedging definition, a CFTC regulation now permits the Fund to elect to comply with a different test, under which the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options on futures will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on such positions and excluding the in-the-money amount of such options. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code for maintaining its qualification as a regulated investment company for federal income tax purposes (see "Taxes").


    The Fund will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the Fund's custodian for the benefit of the futures commission merchant through whom the Fund engages in such futures and options transactions. Cash or liquid debt securities required to be segregated in connection with a "long" futures position taken by the Fund will also be held by the custodian in a segregated account and will be marked to market daily.

SPECIAL RISKS ASSOCIATED WITH FORWARD CONTRACTS, FOREIGN CURRENCY FUTURES CONTRACTS AND OPTIONS THEREON AND OPTIONS ON FOREIGN CURRENCIES
    Transactions in forward contracts, as well as futures and options on foreign currencies, are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

    Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying forward contracts, futures contracts and options. As a result, the available information on which the Fund's trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with securities and other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market which will not be reflected in the forward, futures or options markets until the following day, thereby preventing the Fund from responding to such events in a timely manner.

    Settlements of over-the-counter forward contracts or of an exercise of foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires parties to such contracts to accept or make delivery of such currencies in conformity with any United States or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

    Unlike currency futures contracts and exchange-traded options, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers. (Foreign currency options are also traded on the Philadelphia Stock Exchange subject to SEC regulation). In an over-the-counter trading environment, many of the protections associated with transactions on exchanges will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer could lose amounts substantially in excess of its investment, due to the margin and collateral requirements associated with such option positions. Similarly, there is no limit on the amount of potential losses on forward contracts to which the Fund is a party.

    In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund may be unable to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. This in turn could limit the Fund's ability to realize profits or to reduce losses on open positions and could result in greater losses.

    Further, over-the-counter transactions are not backed by the guarantee of an exchange clearing house, and the Fund will thererfore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more such institutions also may decide to discontinue their role as market-makers in a particular currency, thereby restricting the Fund's ability to enter into desired hedging transactions. A Fund will enter into over-the-counter transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Fund's investment adviser.

    Over-the-counter options on foreign currencies, like exchange-traded commodity futures contracts and commodity option contracts, are within the exclusive regulatory jurisdiction of the CFTC, which currently permits the trading of such options, but only subject to a number of conditions regarding the commercial purpose of the purchaser of such option. The Fund is not able to determine at this time whether or to what extent the CFTC may impose additional restrictions on the trading of over-the-counter options on foreign currencies at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by the Fund.

    CFTC regulations require that the Fund not enter into transactions in commodity futures contracts or commodity option contracts for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Fund's assets. Premiums paid to purchase over-the-counter options on foreign currencies, and margin deposited in connection with the writing of such options, are required to be included in determining compliance with this requirement. This could, depending upon the Fund's existing positions in futures contracts and options on futures contracts, limit the Fund's ability to purchase or write options on foreign currencies. Conversely, the existence of open positions in options on foreign currencies could limit the ability of the Fund to enter into desired transactions in other options or futures contracts.

    While forward contracts are not presently subject to regulation by the CFTC, the CFTC may in the future assert or be granted authority to regulate such instruments. In such event, the Fund's ability to utilize forward contracts in the manner set forth above could be restricted.


    Options on foreign currencies traded on a national securities exchange are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.


    The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures for exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

DIRECT PLACEMENT SECURITIES AND VENTURE CAPITAL INVESTMENTS
    Assets of the Fund may be invested in direct placement securities of small, unseasoned companies and in the securities of small, unseasoned Venture Capital companies as well as in the securities of large and well known companies. There may be little operating history and less available information about such unseasoned companies than about large and well known companies, and it may be more difficult to evaluate the management of a small, unseasoned company. The securities of an unseasoned company may have a limited trading market, which may adversely affect their disposition by the Fund. In view of the limited liquidity of this type of investment, management will not permit a substantial portion of the Fund to be so invested. The making of this type of investment is subject to the policies of the Fund set forth under "Investment Restrictions" below.

CONVERTIBLE SECURITIES
    The Fund may from time to time invest a portion of its assets in debt securities and preferred stocks which are convertible into, or carry the right to purchase, common stock or other equity securities. The debt security or preferred stock may itself be convertible into or exchangeable for equity securities, or the purchase right may be evidenced by warrants attached to the security or acquired as part of a unit with the security. Convertible securities may be purchased for their appreciation potential when they yield more than the underlying securities at the time of purchase or when they are considered to present less risk of principal loss than the underlying securities. Generally speaking, the interest or dividend yield of a convertible security is somewhat less than that of a non-convertible security of similar quality issued by the same company.

WARRANTS
    The Fund may purchase warrants, but does not intend to invest more than 5% of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities). Warrants are an option to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. Warrants may become valueless if not sold or exercised prior to their expiration.

                           INVESTMENT RESTRICTIONS
    Whenever an investment policy or investment restriction set forth in the Fund's Prospectus or Statement of Additional Information states a maximum percentage of the Fund's assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service will not compel the Fund to dispose of such security or other asset.

    The following investment restrictions (1) through (14) are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this Statement of Additional Information means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the shares are present or represented at the meeting or (b) more than 50% of the shares of the Fund. The Fund will not:


    (1) Borrow money, except that it may borrow


        (i) from banks to purchase or carry securities, commodities, commodities contracts or other investments, or

        (ii) from banks for temporary or emergency purposes not in excess of 10% of its gross assets taken at market value, or

        (iii) by entering into reverse repurchase agreements,

if, immediately after any such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund's liabilities will not include amounts borrowed). Any such borrowings may be secured or unsecured. The Fund may issue securities (including senior securities) appropriate to evidence the indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur.

    (2) Pledge its assets, except that the Fund may pledge not more than one-third of its total assets (taken at current value) to secure borrowings made in accordance with investment restriction (1) above; for the purpose of this restriction the deposit of cash, cash equivalents, portfolio securities or other assets in a segregated account with the Fund's custodian in connection with any of the Fund's investment transactions is not considered to be a pledge.

    (3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

    (4) Make short sales of securities, unless at all times when a short sale position is open the Fund either owns an equal amount of such securities or owns securities convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

    (5) Purchase securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the total outstanding voting securities of such issuer to be held by the Fund; this restriction will not apply during periods when management of the Fund anticipates significant economic, political or financial instability.

    (6) Purchase securities issued by any other investment company, except in connection with a merger, consolidation, acquisition of assets or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter's or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than 10% of the Fund's total assets (taken at current value) would be invested in such securities.


    (7) Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or is a member, officer, director or trustee of any investment adviser of the Fund, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at current value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at current value).


    (8) Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933 in selling or disposing of a portfolio security.

    (9) Make loans to other persons, except by (a) the acquisition of money market instruments, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objective and policies,
(b) entering into repurchase agreements and (c) lending its portfolio securities.

    (10) Invest for the purpose of gaining control of a company's management.

    (11) Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate or interests therein and securities of issuers (including real estate investment trusts) which invest or deal in real estate or interests therein.

    (12) Buy investment securities from or sell them to any of its officers or Trustees, its investment adviser or its principal underwriter, as principal; provided, however, that any such person or firm may be employed as a broker upon customary terms.

    (13) Purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs; this restriction shall not be deemed to limit or restrict the Fund's investments in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.

    (14) Knowingly (i) purchase a security issued by a Venture Capital Company (a company the securities of which have no public market at the time the investment is made) or which at the time of purchase cannot be readily resold because of legal or contractual restrictions or for which at the time of purchase there is clearly no readily available market, (ii) invest in options on foreign currencies which are not traded on an exchange or board of trade or
(iii) enter into a repurchase agreement maturing in more than seven days if, as a result, more than 10% of the Fund's total assets (taken at current value) would be invested in such securities, options and repurchase agreements. The following securities are not subject to this restriction -- securities which the Fund has a right to convert or exchange into a readily marketable security in which it could otherwise invest upon not less than seven days notice; securities which the Fund has the option to put to the issuer or a stand-by bank or broker and receive the principal amount of redemption price less transaction costs on not more than seven days notice; and securities (purchased by the Fund at a time when the issuer was a Venture Capital Company) of a company which has ceased to be a Venture Capital Company provided that such securities are readily marketable.

    For the purpose of investment restrictions (1), (2) and (3), the arrangements (including escrow, margin and collateral arrangements) made by the Fund with respect to its transactions in all types of options, futures contracts, options on futures contracts, forward contracts, currencies, coins, bullion, and commodities and options thereon shall not be considered to be (i) a borrowing of money or the issuance of securities (including senior securities) by the Fund, (ii) a pledge of its assets, or (iii) the purchase of a security on margin.

    In connection with investment restriction (9) above, the Fund has no present intention of lending its portfolio securities. The Fund would lend its portfolio securities to increase its income only if and when the Trustees determine such activity to be appropriate, and such loans would be subject to such policies and conditions as the Trustees may impose to safeguard the Fund's assets. The Prospectus and Statement of Additional Information of the Fund will be amended to describe Fund lending policies prior to the lending of portfolio securities, except to the extent repurchase agreements may be deemed to be loans of securities.

    The Fund has adopted the following additional fundamental investment policies which may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities:

        (A) During normal market conditions the Fund will invest at least 25% of its total assets in the natural resource group of industries, except when such percentage is reduced as a result of a decrease in value of the assets so invested or during such times when management believes that the assets so invested should be redeployed for defensive purposes or during such times when management believes that the assets so invested should be redeployed in obligations or other securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion; the Fund may invest more than 25% of its total assets in any industry in the natural resource group of industries; and the Fund may invest up to 25% of its total assets, taken at market value at the time of each investment, in any other industry. For the purposes of this policy, an investment by the Fund in gold or silver bullion, other precious metals, strategic metals, or gold or silver coins, or in securities issued by companies deemed by the Fund's investment adviser to be engaged in the natural resource investment sector (as from time to time described in the Fund's Prospectus), shall be considered as an investment in the natural resource group of industries.

        (B) The Fund may purchase and sell commodities and commodities contracts (including without limitation futures contracts and options on futures contracts) of all types and kinds.

    In connection with investment policy (B) above, the Fund's present intentions with respect to its investments in commodities and commodities contracts are set forth in the Fund's Prospectus and elsewhere in this Statement of Additional Information. The Fund would make other types of investments in commodities and commodities contracts only if and when the Trustees determine such activity is appropriate; any such additional investment activity will be disclosed in the Fund's Prospectus or Statement of Additional Information or in an amendment to either of them.


    The Fund has adopted the following policies which may be changed without shareholder approval. The Fund currently does not intend to purchase the securities of any one issuer (other than securities or obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result of such purchase, more than 10% of the Fund's total assets (taken at current value) would be invested in the securities of such issuer; this policy does not apply to or limit the Fund's investments in certificates of deposit, bankers' acceptances or time deposits of banking and thrift institutions. Except for obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, the Fund will not knowingly purchase a security issued by a company (including predecessors) with less than three years operating history (unless such security is rated at least B or a comparable rating at the time of purchase by at least one nationally recognized rating service or unless such company is a regulated public utility or pipeline company) if, as a result of such purchase, more than 5% of the Fund's total assets (taken at current value) would be invested in such securities. For a description of the securities ratings, see the Appendix. The Fund may not invest more than 15% of its net assets in investments which are not readily marketable, including restricted securities and repurchase agreements with a maturity longer than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees of the Trust, or their delegate, determines to be liquid. The Fund will not purchase warrants if, as a result of such purchase, more than 5% of the Fund's net assets, taken at current value, would be invested in warrants and the value of such warrants which are not listed on the New York or American Stock Exchange may not exceed 2% of the Fund's net assets); this policy does not apply to or restrict warrants acquired by the Fund in units or attached to securities, inasmuch as such warrants are deemed to be without value. The Fund will not purchase or sell real property (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate).


    In order to permit the sale of shares of the Fund in certain states, the Fund may make commitments more restrictive than the policies described above. Should the Fund determine that any such commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment by terminating sales of its shares in the state(s) involved.



                            TRUSTEES AND OFFICERS
    The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 24 Federal Street, Boston, Massachusetts 02110, which is also the address of Eaton Vance Management; Eaton Vance's wholly-owned subdisiary, Boston Management and Research ("BMR"); Eaton Vance's parent, Eaton Vance Corp. ("EVC"); and of Eaton Vance's and BMR's trustee, Eaton Vance, Inc. ("EV"). Eaton Vance and EV are both wholly-owned subsidiaries of EVC. Those Trustees who are "interested persons" of the Fund, Eaton Vance, BMR, EVC or EV, as defined in the Investment Company Act of 1940, by virtue of their affiliation with any one or more of the Fund, Eaton Vance, BMR, EVC or EV, are indicated by an asterisk(*).

JAMES B. HAWKES (54), President and Trustee*
Executive Vice President of Eaton Vance, BMR, EVC and EV, and a Director of
  EVC and EV. Director, Trustee and officer of various investment companies managed by Eaton Vance or BMR.

DONALD R. DWIGHT (64), Trustee
President of Dwight Partners, Inc. (a corporate relations and communications company) founded in 1988; Chairman of the Board of Newspapers of New England, Inc., since 1983. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768

SAMUEL L. HAYES, III (60), Trustee
Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate
  School of Business Administration. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Harvard University Graduate School of Business Administration,
  Soldiers Field Road, Boston, Massachusetts 02134

NORTON H. REAMER (60), Trustee
President and Director, United Asset Management Corporation, a holding company owning institutional investment management firms. Chairman, President and Director, UAM Funds (mutual funds). Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110

JOHN L. THORNDIKE (69), Trustee
Director, Fiduciary Company Incorporated. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 175 Federal Street, Boston, Massachusetts 02110

JACK L. TREYNOR (65), Trustee
Investment Adviser and Consultant. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 504 Via Almar, Palos Verdes Estates, California 90274

WILLIAM D. BURT (57), Vice President
Vice President of Eaton Vance, BMR and EV since November 1994; formerly Vice
  President of The Boston Company (1990-1994). Mr. Burt was elected Vice President of the Trust on June 16, 1995.

M. DOZIER GARDNER (62), Vice President
President and Chief Executive Officer of Eaton Vance, BMR, EVC and EV, and a
  Director of EVC and EV. Director or Trustee and officer of various investment companies managed by Eaton Vance or BMR.

BARCLAY TITTMANN (63), Vice President
Vice President of Eaton Vance, BMR and EV since October 1993; formerly Vice
  President of Invesco Management and Research (1970-1993). Mr. Tittmann was elected Vice President of the Trust on June 16, 1995.

THOMAS OTIS (64), Secretary
Vice President and Secretary of Eaton Vance, BMR, EVC and EV. Officer of various investment companies managed by Eaton Vance or BMR.

JAMES L. O'CONNOR (50), Treasurer
Vice President of Eaton Vance, BMR and EV. Officer of various other investment companies managed by Eaton Vance or BMR.

WILLIAM J. AUSTIN, JR. (44), Assistant Treasurer
Assistant Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Austin was elected Assistant Treasurer of the Trust on December 16, 1991.

JANET E. SANDERS (60), Assistant Treasurer and Assistant Secretary
Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR.

A. JOHN MURPHY (33), Assistant Secretary
Assistant Vice President of Eaton Vance, BMR and EV since March 1, 1994;
  employee of Eaton Vance since March 1993. State Regulations Supervisor, The Boston Company (1991-1993) and Registration Specialist, Fidelity Management & Research Co. (1986-1991). Officer of various investment companies managed by Eaton Vance or BMR. Mr. Murphy was elected Assistant Secretary of the Trust on March 27, 1995.

ERIC G. WOODBURY (38), Assistant Secretary
Vice President of Eaton Vance, BMR and EV since February 1993; formerly, associate attorney at Dechert, Price & Rhoads and Gaston & Snow. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Woodbury was elected Assistant Secretary of the Trust on June 19, 1995.

    Messrs. Thorndike (Chairman), Hayes and Reamer are members of the Special Committee of the Board of Trustees of the Trust. The Special Committee's functions include a continuous review of the Trust's contractual relationship with the investment adviser on behalf of the Fund, making recommendations to the Trustees regarding the compensation of those Trustees who are not members of the investment adviser's organization, and making recommendations to the Trustees regarding candidates to fill vacancies, as and when they occur, in the ranks of those Trustees who are not "interested persons" of the Trust or the investment adviser.

    Messrs. Treynor (Chairman) and Dwight are members of the Audit Committee of the Board of Trustees of the Trust. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of the independent certified public accountants, and reviewing with such accountants and the Treasurer of the Trust matters relative to accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian, transfer agent and dividend disbursing agent of the Fund.

    The fees and expenses of those Trustees of the Trust who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust). (The Trustees of the Trust who are members of the Eaton Vance organization receive no compensation from the Fund.) During the fiscal year ended August 31, 1995, the noninterested Trustees of the Trust earned the following compensation in their capacities as Trustees from the Fund and, for the year ended September 30, 1995 earned the following compensation in their capacities as Trustees of the other funds in the Eaton Vance fund complex(1):

                                     AGGREGATE        TOTAL COMPENSATION
                                    COMPENSATION      ------------------
NAME                                ------------        FROM TRUST AND
----                                 FROM FUND           FUND COMPLEX
Donald R. Dwight ...............        $33(2)             $135,000(4)
Samuel L. Hayes, III ...........         32(3)              150,000(5)
Norton H. Reamer ...............         31                 135,000
John L. Thorndike ..............         32                 140,000
Jack L. Treynor ................         34                 140,000

(1) The Eaton Vance fund complex consists of 211 registered investment companies or series thereof.
(2) Includes $8 of deferred compensation.
(3) Includes $10 of deferred compensation.
(4) Includes $35,000 of deferred compensation.
(5) Includes $33,750 of deferred compensation.

    Trustees of the Trust that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Plan"). Under the Plan, an eligible Trustee may elect to have his deferred fees invested by the Trust in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Plan will have a negligible effect on the Fund's assets, liabilities, and net income per share, and will not obligate the Fund to retain the services of any Trustee or obligate the Fund to pay any particular level of compensation to the Trustee.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
    As at November 30, 1995, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of November 30, 1995, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL was the record owner of approximately 10.5% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                              INVESTMENT ADVISER
    The Trust on behalf of the Fund engages Eaton Vance as investment adviser pursuant to an Investment Advisory Agreement (the "Agreement") originally made on October 21, 1987 and re-executed on November 1, 1990. Eaton Vance or its affiliates acts as investment adviser to investment comanies and various individual and institutional clients with combined assets under management of approximately $16 billion. Eaton Vance is a wholly-owned subsidiary of EVC, a publicly held holding company.


    Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931. It maintains a large staff of experienced fixed-income and equity investment professionals to service the needs of its clients. The fixed-income division focuses on all kinds of taxable investment-grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The equity division covers stocks ranging from blue chip to emerging growth companies.


    Eaton Vance manages the investments and affairs of the Fund subject to the supervision of the Trust's Board of Trustees. Eaton Vance furnishes to the Fund investment advice and assistance, administrative services, office space, equipment and clerical personnel, and investment advisory, statistical and research facilities, and has arranged for certain members of the Eaton Vance organization to serve without salary as officers or Trustees of the Trust. The Fund is responsible for all expenses not expressly stated to be payable by Eaton Vance under the Investment Advisory Agreement, including, without limitation, the fees and expenses of its custodian and transfer agent, including those incurred for determining the Fund's net asset value and keeping its books; the cost of share certificates; membership dues in investment company organizations; brokerage commissions and fees; fees and expenses of registering its shares; expenses of reports to shareholders, proxy statements, and other expenses of shareholders' meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; and compensation and expenses of Trustees not affiliated with Eaton Vance. The Fund will also bear expenses incurred in connection with litigation in which the Fund is a party and the legal obligation the Fund may have to indemnify the Trust's officers and Trustees with respect thereto.


    The Fund pays Eaton Vance as compensation under the Investment Advisory Agreement a monthly fee based on average daily net assets as follows:


                               AVERAGE DAILY NET                                     ANNUALIZED FEE RATE        MONTHLY FEE RATE
                             ASSETS FOR THE MONTH                                    -------------------        ----------------
                             --------------------                                     (FOR EACH LEVEL)          (FOR EACH LEVEL)


Up to $500 million ............................................................            0.7500%                   1/16  of 1%
$500 million but less than $1 billion .........................................            0.6875%                  11/192 of 1%
$1 billion but less than $1.5 billion .........................................            0.6250%                   5/96  of 1%
$1.5 billion but less than $2 billion .........................................            0.5625%                   3/64  of 1%
$2 billion but less than $3 billion ...........................................            0.5000%                   1/24  of 1%
$3 billion and over ...........................................................            0.4375%                   7/192 of 1%


    As at August 31, 1995, the Fund had net assets of $15,258,733. For the fiscal year ended August 31, 1995, the Fund paid Eaton Vance advisory fees of $92,809 (equivalent to 0.75% (annualized) of the Fund's average daily net assets for such period). For the fiscal year ended September 30, 1994, the Fund paid Eaton Vance advisory fees of $70,439 (equivalent to 0.75% of the Fund's average daily net assets for such period). For the fiscal year ended September 30, 1993, Eaton Vance would have earned, absent a fee reduction, advisory fees of $32,300 (equivalent to 0.75%, of the Fund's average daily net assets for such period). To enhance the net income of the Fund and to satisfy certain state expense limitations, Eaton Vance reduced its fee by $32,300.

    A commitment has been made to a state securities authority that Eaton Vance will take certain actions, if necessary, so that the Fund's expenses will not exceed expense limitation requirements of such state. The commitment may be amended or rescinded by Eaton Vance in response to changes in the requirements of the state or for other reasons.

    The Investment Advisory Agreement with Eaton Vance remains in effect until February 28, 1996. It may be continued indefinitely thereafter so long as such continuance after February 28, 1996 is approved at least annually (i) by the vote of a majority of the Trustees who are not interested persons of the Trust or of Eaton Vance cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund. The Agreement may be terminated at any time without penalty on sixty
(60) days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Fund, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that Eaton Vance may render services to others and may permit other fund clients and other corporations and organizations to use the words "Eaton Vance" in their names. The Agreement also provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Agreement on the part of Eaton Vance, Eaton Vance shall not be liable to the Fund or to any shareholder for any act or omission in the course of or connected with rendering services or for any losses sustained in the purchase, holding or sale of any security.

    Eaton Vance and EV are both wholly-owned subsidiaries of EVC. BMR is a wholly-owned subsidiary of Eaton Vance. Eaton Vance and BMR are both Massachusetts business trusts, and EV is the trustee of Eaton Vance and BMR. The Directors of EV are Landon T. Clay, H. Day Brigham, Jr., M. Dozier Gardner, James B. Hawkes and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and John G. L. Cabot and Ralph Z. Sorenson. Mr. Clay is chairman and Mr. Gardner is president and chief executive officer of EVC, Eaton Vance, BMR and EV. All of the issued and outstanding shares of Eaton Vance and EV are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust which expires on December 31, 1996, the Voting Trustees of which are Messrs. Clay, Brigham, Gardner, Hawkes and Rowland. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of Eaton Vance and BMR who are also officers and Directors of EVC and EV. As of November 30, 1995, Messrs. Clay, Gardner and Hawkes each owned 24% of such voting trust receipts, and Messrs. Rowland and Brigham owned 15% and 13%, respectively, of such voting trust receipts. Messrs. Gardner, Hawkes and Otis who are officers or Trustees of the Trust are members of the EVC, Eaton Vance, BMR and EV organizations. Messrs. Austin, Burt, Murphy, O'Connor, Tittmann and Woodbury, and Ms. Sanders, are officers of the Trust, and are also members of the Eaton Vance, BMR and EV organizations. Eaton Vance will receive the fees paid under the Investment Advisory Agreement.

    EVC owns all of the stock of Marblehead Energy Corp., which engages in oil and gas operations. Eaton Vance owns all the stock of Northeast Properties, Inc., which is engaged in real estate investment, consulting and management. EVC owns all the stock of Fulcrum Management, Inc. and MinVen, Inc., which are engaged in the development of precious metal properties. EVC also owns 24% of the Class A shares of Lloyd George Management (B.V.I.) Limited, a registered investment adviser. EVC, Eaton Vance, BMR and EV may also enter into other businesses.


    EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the Fund's custodian. Investors Bank & Trust Company. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund and such banks.


                                  CUSTODIAN
    Investors Bank & Trust Company ("IBT"), 89 South Street, Boston, Massachusetts acts as custodian for the Fund. IBT has the custody of all cash and securities of the Fund, maintains the Fund's general ledger and computes the daily per share net asset value. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Fund's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Fund. IBT charges fees which are competitive within the industry. A portion of the fee relates to custody, bookkeeping and valuation services and is based upon a percentage of Fund net assets and a portion of the fee relates to activity charges, primarily the number of portfolio transactions. These fees are then reduced by a credit for the cash balances of the particular investment company at the custodian equal to 75% of the 91-day, U.S. Treasury Bill auction rate applied to the particular investment company's average daily collected balances for the week. Landon T. Clay, a Director of EVC and an officer, Trustee or Director of other entities in the Eaton Vance organization, owns approximately 13% of the voting stock of Investors Financial Services Corp., the parent holding company of IBT. Management believes that such ownership does not create an affiliated person relationship between the Fund and IBT under the 1940 Act. For the fiscal year ended August 31, 1995, the Fund paid IBT $8,957 under these arrangements.

                            SERVICE FOR WITHDRAWAL
    By a standard agreement, the Trust's Transfer Agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder (see "Eaton Vance Shareholder Services -- Withdrawal Plan" in the Fund's current Prospectus) based upon the value of the shares held. The checks will be drawn from share redemptions and hence, are a return of principal. Income dividends and capital gains distributions in connection with withdrawal accounts will be credited at net asset value as of the record for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices.

    To use this service, at least $5,000 in cash or shares at the public offering price (i.e., net asset value) will have to be deposited with the Transfer Agent. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the Transfer Agent or the Principal Underwriter will be able to terminate the withdrawal plan at any time without penalty.

                       DETERMINATION OF NET ASSET VALUE
    Shares of the Fund are offered and sold at their net asset value. For a description of how the Fund values its shares, see "Valuing Fund Shares" in the Fund's current prospectus. The Fund will be closed for business and will not price its shares on the following business holidays: New Year's Day, Presidents' Day, Good Friday (a New York Stock Exchange holiday), Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    The Trustees of the Trust have established the following procedures for the valuation of the Fund's assets. Marketable securities listed on securities exchanges or in the NASDAQ National Market System are valued at closing sale prices or if there were no sales at the mean between the closing bid and asked prices therefor on such exchanges or System. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. An option contract is valued at last sale price as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked price. Futures positions on securities or currencies are generally valued at closing settlement prices. Direct placement securities and securities of venture capital companies, except as provided below, are taken at fair value as determined in good faith by or pursuant to procedures established by the Trustees. Direct placement securities and securities of former venture capital companies which are readily marketable are considered marketable securities.


    Short term debt securities are valued at amortized cost, which approximates value. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service.

    Generally, trading in the foreign securities owned by the Fund is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of these securities used in determining the net asset value of the Fund's shares are computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value (unless the Fund deems that such events would materially affect its net asset value, in which case an adjustment would be made and reflected in such computation). Foreign securities and currency held by the Fund will be valued in U.S. dollars.

    Physical commodities, including bullion, will generally be valued at fair value based on prevailing market prices.


                            INVESTMENT PERFORMANCE
    The average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and dividends and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period, a complete redemption of the investment and the deduction of the contingent deferred sales charge at the end of the period.

    The Fund's yield is computed pursuant to a standardized formula by dividing its net investment income per share earned during a recent thirty-day period by the maximum offering price (net asset value) per share on the last day of the period and annualizing the resulting figure. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period with the resulting number being divided by the average daily number of Fund shares outstanding and entitled to receive dividends during the period. This yield figure does not reflect the deduction of any contingent deferred sales charges which are imposed upon certain redemptions at the rates set forth under "How to Redeem Fund Shares" in the Fund's current Prospectus.

    The table below indicates the average annual and cumulative total return on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from October 21, 1987 through August 31, 1995, and the one- and five-year periods ended August 31, 1995.

                         VALUE OF A $1,000 INVESTMENT

                                                             VALUE AFTER            TOTAL RETURN                 TOTAL RETURN
                                        VALUE BEFORE        DEDUCTING THE         BEFORE DEDUCTING             AFTER DEDUCTING
                                        DEDUCTING THE        CONTINGENT       THE CONTINGENT DEFERRED      THE CONTINGENT DEFERRED
                                          DEFERRED            DEFERRED              SALES CHARGE                 SALES CHARGE<F2>
   INVESTMENT   INVESTMENT   AMOUNT OF  SALES CHARGE        SALES CHARGE<F2> --------------------------    ------------------------
     PERIOD        DATE     INVESTMENT    ON 8/31/95         ON 8/31/95      CUMULATIVE     ANNUALIZED     CUMULATIVE    ANNUALIZED
------------   ----------  -----------  ---------------  -----------------  ------------   -------------  -------------  ----------
Life of
  the Fund<F3>   10/21/87<F1>   $1,000         $2,204.68          $2,204.68     120.47%      10.57%        120.47%          10.57%
5 Years Ended
  8/31/95<F3>     8/31/90       $1,000         $1,501.71          $1,481.71      50.17%       8.45%         48.17%           8.16%
1 Year Ended
  8/31/95         8/31/94       $1,000         $1,137.91          $1,087.91      13.79%      13.79%          8.79%           8.79%

    Past performance is not indicative of future results. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
----------

<F1> Investment operations began on October 21, 1987.
<F2> No contingent deferred sales charge is imposed on certain redemptions. See the Fund's current Prospectus.
<F3> If a portion of the Fund's expenses had not been subsidized, the Fund would have had lower returns.

    The Fund's total return may be compared to the Consumer Price Index and various domestic securities indices. The Fund's total return and comparisons with these indices may be used in advertisements and in information furnished to present or prospective shareholders. In addition, evaluations of the Fund's performance made by independent sources may be used in advertisements and in information furnished to present or prospective shareholders. The Fund may also include information about the Fund's portfolio allocation and holdings in such advertisements and other material.

    Information (including charts and illustrations) relating to inflation and the effects of inflation on the dollar may be included in advertisements and other material furnished to present and prospective shareholders. Such information may reflect the change in the net asset value of a hypothetical investment in the Fund over a specified time period and compare it to an inflationary measure, such as the Consumer Price Index (which is computed by the Bureau of Labor Statistics of the U.S. Department of Labor).


    Information used in advertisements and in materials furnished to present and prospective shareholders may include statements or illustrations relating to the appropriateness of types of securities and/or mutual funds which may be employed to meet specific financial goals, such as (1) funding retirement, (2) paying for children's education, and (3) financially supporting aging parents. These three financial goals may be referred to in such advertisements or materials at the "Triple Squeeze."


                                    TAXES

FEDERAL INCOME TAXES
    See "Distributions and Taxes" in the Fund's current Prospectus.


    The Fund has elected to be treated, has qualified, and intends to continue to qualify each year as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute its net investment income (including tax-exempt income) and net realized capital gains in accordance with the timing requirements imposed by the Code, so as to avoid any federal income or excise tax on the Fund. The Fund so qualified for its fiscal year ended August 31, 1995 (see the Notes to the Financial Statements incorporated by reference in this Statement of Additional Information).

    In order to avoid Federal excise tax, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its ordinary income (not including tax-exempt income) for such year, at least 98% of the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, and 100% of any income from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided the Fund qualifies as a RIC for federal income tax purposes, the Fund is not liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

    The Fund's transactions in options, futures contracts, forward contracts and certain other transactions involving foreign exchange gain or loss will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. For example, the tax treatment of many types of options, futures contracts and forward contracts entered into by the Fund will be governed by Section 1256 of the Code. Absent a tax election for "mixed straddles" (see below), each such position held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if it were closed out on such day), and any resulting gain or loss, except for certain currency-related positions, will generally be treated as 60% long-term and 40% short-term capital gain or loss, with subsequent adjustments made to any gain or loss realized upon an actual disposition of such positions. When the Fund holds an option or contract governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to another position of the Fund not governed by Section 1256 (as might occur in some hedging transactions), this combination of positions could be a "mixed straddle" which is generally subject to special tax rules requiring deferral of losses and other adjustments in addition to being subject in part to Section 1256. The Fund may make certain tax elections for its "mixed straddles" which could alter certain effects of these rules. In order to qualify as a RIC for federal income tax purposes, the Fund must derive less than 30% of its annual gross income from the sale or other disposition of securities and certain other investments held for less than three months and will limit its activities in options, futures contracts and forward contracts to the extent necessary to comply with this requirement.


    The Fund may be subject to foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) derived from securities of foreign issuers and may be able to pass such taxes through to shareholders along with foreign tax credits or deductions relating to these taxes. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. Certain foreign exchange gains and losses realized by the Fund will be treated as ordinary income and losses. Certain uses of foreign currency and options, futures or forward contracts thereon and investment by the Fund in the stock of certain "passive foreign investment companies" may be limited or a tax election may be made, if available, in order to avoid imposition of a tax on the Fund.

    The Fund's investments, if any, in securities issued with original issue discount (possibly including certain asset-related securities) or securities acquired at a market discount (if an election is made to include accrued market discount in current income) will cause it to realize income prior to the receipt of cash payments with respect to these securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

    The portion of distributions made by the Fund which is attributable to dividends received by the Fund from U.S. domestic corporations may qualify for the dividends-received deduction for corporations. The dividends-received deduction is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under the Federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. Receipt of certain distributions qualifying for the deduction may result in reduction of the tax basis of the corporate shareholder's shares. Distributions eligible for the dividends-received deduction may give rise to (or increase) an alternative minimum tax for corporations depending upon the shareholder's particular tax situation.


    Distributions by the Fund of net investment income, the excess of net short-term capital gain over net long-term capital loss, and certain foreign exchange gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions of the excess of net long-term capital gain over net short-term capital loss (including any capital losses carried forward from prior years) are taxable to shareholders as long-term capital gains, whether received in cash or in additional shares and regardless of the length of time their shares of the Fund have been held.

    Any loss realized upon the redemption or exchange of shares with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains with respect to such shares. All or a portion of a loss realized upon a redemption or other disposition of Fund shares may be disallowed under "wash sale" rules if other shares of the Fund are purchased (whether through reinvestment of dividends or otherwise) within the 30 days before or after such disposition.

    Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number and certain required certifications, as well as shareholders with respect to whom the Fund has received notification from the Internal Revenue Service or a broker, may be subject to "backup" withholding of federal income tax from the Fund's dividends and distributions and the proceeds of redemptions (including repurchases and exchanges), at a rate of 31%. An individual's taxpayer identification number is generally his or her social security number.

    Non-resident alien individuals and certain foreign corporations and other foreign entities generally will be subject to a U.S. withholding tax at a rate of 30% on the Fund's distributions from its ordinary income and the excess of its net short-term capital gain over its net long-term capital loss, unless the tax is reduced or eliminated by an applicable tax treaty. Distributions from the excess of the Fund's net long-term capital gain over its net short-term capital loss received by such shareholders and any gain from the sale or other disposition of shares of the Fund generally will not be subject to U.S. federal income taxation, provided that non-resident alien status has been certified by the shareholder. Different U.S. tax consequences may result if the shareholder is engaged in a trade or business in the United States, is present in the United States for a sufficient period of time during a taxable year to be treated as a U.S. resident, or fails to provide any required certifications regarding status as a non-resident alien investor. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in the Fund.

    Special tax rules apply to Individual Retirement Accounts ("IRAs") and other retirement plans and persons investing through such plans should consult their tax advisers for more information. The deductibility of such contributions may be restricted or eliminated for particular shareholders.


    The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as retirement plans, tax-exempt entities, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local or foreign tax consequences of investing in the Fund.


                            PRINCIPAL UNDERWRITER

    Under the Distribution Agreement the Principal Underwriter acts as principal in selling shares of the Fund. The expenses of printing copies of prospectuses used to offer shares to financial service firms or investors and other selling literature and of advertising is borne by the Principal Underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and state securities laws are borne by the Fund. In addition, the Fund makes payments to the Principal Underwriter pursuant to its Distribution Plan as described in the Fund's current Prospectus; the provisions of the plan relating to such payments are included in the Distribution Agreement. The Distribution Agreement is renewable annually by the Trust's Board of Trustees (including a majority of its Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Fund's Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding voting securities of the Fund or on six months' notice by the Principal Underwriter and is automatically terminated upon assignment. The Principal Underwriter currently distributes Fund shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Fund has authorized the Principal Underwriter to act as its agent in repurchasing shares and paid the Principal Underwriter $510 for the fiscal year ended August 31, 1995 (being $2.50 for each repurchase transaction handled by the Principal Underwriter). The Principal Underwriter estimates that the expenses incurred by it in acting as repurchase agent for the Fund will exceed the amounts paid therefor by the Fund.

                              DISTRIBUTION PLAN

    The Distribution Plan (the "Plan") is described in the Prospectus and is designed to meet the requirements of Rule 12b-1 under the 1940 Act and the sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD Rule"). The purpose of the Plan is to compensate the Principal Underwriter for its distribution services and facilities provided to the Fund by paying the Principal Underwriter sales commissions and a separate distribution fee in connection with sales of Fund shares. The following supplements the discussion of the Plan contained in the Fund's Prospectus.


    The amount payable by the Fund to the Principal Underwriter pursuant to the Plan as sales commissions and distribution fees with respect to each day will be accrued on such day as a liability of the Fund and will accordingly reduce the Fund's net assets upon such accrual, all in accordance with generally accepted accounting principles. The amount payable on each day is limited to 1/365 of .75% of the Fund's net assets on such day. The level of the Fund's net assets changes each day and depends upon the amount of sales and redemptions of Fund shares, the changes in the value of the investments held by the Fund, the expenses of the Fund accrued on such day, income on portfolio investments of the Fund accrued on such day, and any dividends and distributions declared on Fund shares. The Fund does not accrue possible future payments as a liability of the Fund or reduce the Fund's current net assets in respect of unknown amounts which may become payable under the Plan in the future because the standards for accrual of such a liability under accounting principles have not been satisfied.

    The Plan provides that the Fund will receive all contingent deferred sales charges and will make no payments to the Principal Underwriter in respect of any day on which there are no outstanding Uncovered Distribution Charges of the Principal Underwriter. Contingent deferred sales charges and accrued amounts will be paid by the Fund to the Principal Underwriter whenever there exist Uncovered Distribution Charges under the Fund's Plan.

    Periods with a high level of sales of Fund shares accompanied by a low level of early redemptions of Fund shares resulting in the imposition of contingent deferred sales charges will tend to increase the time during which there will exist Uncovered Distribution Charges of the Principal Underwriter. Conversely, periods with a low level of sales of Fund shares accompanied by a high level of early redemptions of Fund shares resulting in the imposition of contingent deferred sales charges will tend to reduce the time during which there will exist Uncovered Distribution Charges of the Principal Underwriter.

    In calculating daily the amount of Uncovered Distribution Charges, distribution charges will include the aggregate amount of sales commissions and distribution fees theretofore paid plus the aggregate amount of sales commissions and distribution fees which the Principal Underwriter is entitled to be paid under the Plan since its inception. Payments theretofore paid or payable under the Plan by the Fund to the Principal Underwriter and contingent deferred sales charges theretofore paid or payable to the Principal Underwriter will be subtracted from such distribution charges; if the result of such subtraction is positive, a distribution fee (computed at 1% over the prime rate then reported in The Wall Street Journal) will be computed on such amount and added thereto, with the resulting sum constituting the amount of outstanding Uncovered Distribution Charges with respect to such day. The amount of outstanding Uncovered Distribution Charges of the Principal Underwriter calculated on any day does not constitute a liability recorded on the financial statements of the Fund.

    The amount of Uncovered Distribution Charges of the Principal Underwriter at any particular time depends upon various changing factors, including the level and timing of sales of Fund shares, the nature of such sales (i.e., whether they result from exchange transactions, reinvestments or from cash sales through Authorized Firms), the level and timing of redemptions of Fund shares upon which a contingent deferred sales charge will be imposed, the level and timing of redemptions of Fund shares upon which no contingent deferred sales charge will be imposed (including redemptions involving exchanges of Fund shares for shares of another fund in the Eaton Vance Marathon Group of Funds which result in a reduction of Uncovered Distribution Charges), changes in the level of the net assets of the Fund, and changes in the interest rate used in the calculation of the distribution fee under the Plan.

    As currently implemented by the Trustees, the Fund's Plan authorizes payments of sales commissions and distribution fees to the Principal Underwriter and service fees to the Principal Underwriter and Authorized Firms which may be equivalent, on an aggregate basis during any fiscal year of the Fund, to 1% of the Fund's average daily net assets for such year. The Fund believes that the combined rate of all these payments may be higher than the rate of payments made under distribution plans adopted by other investment companies pursuant to Rule 12b-1. Although the Principal Underwriter will use its own funds (which may be borrowed from banks) to pay sales commissions at the time of sale, it is anticipated that the Eaton Vance organization will profit by reason of the operation of the Plan through an increase in the Fund's assets (thereby increasing the advisory fee payable to Eaton Vance) resulting from sale of Fund shares and through amounts paid to the Principal Underwriter, including contingent deferred sales charges, pursuant to the Plan. The Eaton Vance organization may be considered to have realized a profit under the Plan if at any point in time the aggregate amounts theretofore received by the Principal Underwriter pursuant to the Plan and from contingent deferred sales charges have exceeded the total expenses theretofore incurred by such organization in distributing shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices, which costs will include without limitation leasing expense, depreciation of building and equipment, utilities, communication and postage expense, compensation and benefits of personnel, travel and promotional expense, stationery and supplies, literature and sales aids, interest expense, data processing fees, consulting and temporary help costs, insurance, taxes other than income taxes, legal and auditing expense and other miscellaneous overhead items. Overhead is calculated and allocated for such purpose by the Eaton Vance organization in a manner deemed equitable to the Fund.

    During the fiscal year ended August 31, 1995, the Principal Underwriter paid sales commissions of $96,613 to Authorized Firms on sales of Fund shares. During the same period, the Fund made sales commission payments under the Plan to the Principal Underwriter aggregating $92,800, which amount reduced Uncovered Distribution Charges. During such period, contingent deferred sales charges aggregating approximately $100,000 were imposed on early redeeming shareholders and paid to the Principal Underwriter to reduce Uncovered Distribution Charges. As at August 31, 1995, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $427,000 (which amount was equivalent to 2.8% of the Fund's net assets on such date). During the fiscal year ended August 31, 1995, the Fund paid service fee payments under the Plan aggregating $12,788, of which $12,460 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.

    The Plan continues in effect through and including April 28, 1996, and shall continue in effect indefinitely thereafter for so long as such continuance is approved at least annually by the vote of both a majority of
(i) the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Rule 12b-1 Trustees") and (ii) all of the Trustees then in office, and the Distribution Agreement contains a similar provision. The Plan and Distribution Agreement may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund. The provisions of the Plan relating to payments of sales commissions and distribution fees to the Principal Underwriter are also included in the Distribution Agreement between the Trust on behalf of the Fund and the Principal Underwriter. Pursuant to Rule 12b-1, the Plan has been approved by the Fund's initial sole shareholder (Eaton Vance) and by the Board of Trustees of the Trust, including the Rule 12b-1 Trustees. Under the Plan, the President or a Vice President of the Trust shall provide to the Trustees for their review, and the Trustees shall review at least quarterly, a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the payments described therein without approval of the shareholders of the Fund, and all material amendments of the Plan must also be approved by the Trustees as required by Rule 12b-1. So long as the Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not such interested persons.

    The Trustees believe that the Plan will be a significant factor in the growth of the Fund's assets, resulting in increased investment flexibility and advantages which will benefit the Fund and its shareholders. Payments for sales commissions and distribution fees made to the Principal Underwriter under the Plan will compensate the Principal Underwriter for its services and expenses in distributing shares of the Fund. Service fee payments made to the Principal Underwriter and Authorized Firms under the Plan provide incentives to provide continuing personal services to investors and the maintenance of shareholder accounts. By providing incentives to the Principal Underwriter and Authorized Firms, the Plan is expected to result in the maintenance of, and possible future growth in, the assets of the Fund. Based on the foregoing and other relevant factors, the Trustees have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.


                       PORTFOLIO SECURITY TRANSACTIONS
    Decisions concerning the execution of Fund portfolio security transactions, including the selection of the market and the broker-dealer firm, are made by Eaton Vance. Eaton Vance is also responsible for the execution of transactions for all other accounts managed by it.

    Eaton Vance places the portfolio transactions of the Fund and of all other accounts managed by it for execution with many broker-dealer firms. Eaton Vance uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to the Fund and (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, Eaton Vance will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the general execution and operational capabilities of the broker-dealer, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the reputation, reliability, experience and financial condition of the broker-dealer, the value and quality of the services rendered by the broker-dealer in other transactions, and the reasonableness of the commission or spread, if any. Transactions on United States stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities usually involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received by the Fund usually includes an undisclosed dealer markup or markdown. In an underwritten offering, the price paid by the Fund often includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although commissions paid on portfolio security transactions will, in the judgment of Eaton Vance, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and Eaton Vance's other clients for providing brokerage and research services to Eaton Vance.

    As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of the Fund may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Eaton Vance determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of overall responsibilities which Eaton Vance and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, Eaton Vance will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and the "Research Services" referred to in the next paragraph.

    It is a common practice in the investment advisory industry for the advisers of investment companies, institutions and other investors to receive research, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, Eaton Vance receives Research Services from many broker-dealer firms with which Eaton Vance places the Fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These Research Services include such matters as general economic and market reviews, industry and company reviews, evaluations of securities and portfolio strategies and transactions, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by Eaton Vance in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to Eaton Vance in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Fund is not reduced because Eaton Vance receives such Research Services. Eaton Vance evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient commissions to such firms to ensure the continued receipt of Research Services which Eaton Vance believes are useful or of value to it in rendering investment advisory services to its clients.

    Subject to the requirement that Eaton Vance shall use its best efforts to seek to execute Fund portfolio security transactions at advantageous prices and at reasonably competitive commission rates or spreads, Eaton Vance is authorized to consider as a factor in the selection of any broker-dealer firm with whom Fund portfolio orders may be placed the fact that such firm has sold or is selling shares of the Fund or of other investment companies sponsored by Eaton Vance. This policy is not inconsistent with a rule of the National Association of Securities Dealers, Inc., which rule provides that no firm which is a member of the Association shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

    Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by Eaton Vance or its affiliates. Eaton Vance will attempt to allocate equitably portfolio security transactions among the Fund and the portfolios of its other investment accounts whenever decisions are made to purchase or sell securities by the Fund and one or more of such other accounts simultaneously. In making such allocations, the main factors to be considered are the respective investment objectives of the Fund and such other accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such accounts, the size of investment commitments generally held by the Fund and such accounts and the opinions of the persons responsible for recommending investments to the Fund and such accounts. While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees that the benefits available from the Eaton Vance organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.


    During the fiscal year ending August 31, 1995 the Fund paid brokerage commissions of $30,126, on portfolio security transactions, of which approximately $27,401 was paid in respect of portfolio security transactions aggregating approximately $8,975,953 to firms which provided some research services to Eaton Vance or its affiliates (although many of such firms may have been selected in any particular transactions primarily because of their execution capabilities). During the fiscal years ended September 30, 1994 and 1993, the Fund paid brokerage commissions of $19,482 and $15,436, respectively.

                              OTHER INFORMATION
    On August 18, 1992 the Trust changed its name from Eaton Growth Fund to Eaton Vance Growth Trust. The Trust is a Massachusetts business trust established in 1989 as the successor to Eaton Vance Growth Fund, Inc., a Massachusetts corporation which changed its name from Vance, Sanders Common Stock Fund, Inc. on November 16, 1981. Such name was changed from Boston Common Stock Fund, Inc. on December 29, 1972. It was originally organized as a Canadian corporation in 1954, at which time it was known as Canada General Fund Limited. On August 31, 1995, the Fund was reorganized as a series of the Trust. Prior thereto, the Fund was a Massachusetts business trust established in 1987, originally called Eaton Vance Natural Resources Trust. The Fund changed its name to EV Marathon Gold & Natural Resources Fund on April 1, 1994.

    Eaton Vance, pursuant to the Investment Advisory Agreement, controls the use of the words "Eaton Vance" and "EV" in the Fund's name and may use the words "Eaton Vance" and "EV" in other connections and for other purposes. Eaton Vance may require the Fund to cease using such words in its name if Eaton Vance or any other subsidiary or affiliate of Eaton Vance ceases to act as investment adviser of the Fund.

    The Trust's Declaration of Trust may be amended by the Trustees when authorized by a majority of the outstanding voting securities of the Trust affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes as do not have a materially adverse effect on the rights or interests of shareholders or if they deem it necessary to conform the Declaration to the requirements of federal laws or regulations. The Trust's By-Laws provide that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust. However, no indemnification will be provided to any Trustee or officer for any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

    Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust's Declaration of Trust contains an express disclaimer of liability on the part of the Fund shareholders, and the Trust's By-Laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the Trust's By-Laws also provide for indemnification out of the property of the Fund of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets of the Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of the Fund's business and the nature of its assets, management believes that the possibility of the Fund's liability exceeding its assets, and therefore the shareholders's risk of personal liability, is extremely remote.

    As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholder's meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-Laws, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Trust's By-Laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The By-Laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communicating with shareholders about such a meeting.

    The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the Securities and Exchange Commission, or during any emergency as determined by the Commission which makes it impracticable for the Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the Commission for the protection of investors.

                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
    Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts, are the independent certified public accountants of the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission. An Internal Revenue Service ruling requires that sales commissions paid by the Fund pursuant to its Distribution Plan be expensed for tax purposes (rather than charged to paid-in capital as the Fund has done in the past). The Fund changed its tax accounting practice to conform to the ruling on November 16, 1994. The change will have no effect on the Fund's current yield or total return.

                             FINANCIAL STATEMENTS
    The financial statements of the Fund, which are included in the Fund's Annual Report to Shareholders, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance on the report of Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. A copy of the Annual Report accompanies this Statement of Additional Information.

    Registrant incorporates by reference the audited financial information for the Fund for the eleven months ended August 31, 1995 as previously filed electronically with the Securities and Exchange Commission (Accession No. 0000950156-95-000755).

                                   APPENDIX

                        FIXED-INCOME SECURITY RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS:
INVESTMENT GRADE


AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.


AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.


SPECULATIVE GRADE
Debt rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.


BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Bonds may lack a Standard & Poor's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because Standard & Poor's does not rate a particular type of obligation as a matter of policy.

    NOTES: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative obligations. The Fund is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

    Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

[Logo] EATON VANCE
       MUTUAL FUNDS

EV MARATHON GOLD &
NATURAL RESOURCES FUND



STATEMENT OF ADDITIONAL INFORMATION
JANUARY 1, 1996


EV MARATHON GOLD &
NATURAL RESOURCES FUND
24 FEDERAL STREET
BOSTON, MA 02110

INVESTMENT ADVISER
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
  (800) 225-6265


CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111

TRANSFER AGENT
First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104
  (800) 262-1122


AUDITORS
Deloitte & Touche LLP, 125 Summer Street, Boston, MA 02110


                                                                  NRSAI

                                    PART C

                              OTHER INFORMATION
ITEM 24:  FINANCIAL STATEMENTS AND EXHIBITS

     (A) FINANCIAL STATEMENTS

           INCLUDED IN PART A FOR THE FUNDS LISTED BELOW ARE "FINANCIAL
             HIGHLIGHTS" FOR THE PERIOD FROM THE DATE INDICATED TO THE FISCAL YEAR ENDED AUGUST 31, 1995:
              EV Classic Greater China Growth Fund (from December 28, 1993)
              EV Marathon Greater China Growth Fund (from June 7, 1993)
              EV Traditional Greater China Growth Fund (from October 28, 1992) EV Classic Growth Fund (from November 7, 1994)
              EV Marathon Growth Fund (from September 13, 1994)
              EV Traditional Growth Fund (from September 1, 1985)
              EV Marathon Gold & Natural Resources Fund (from business
                October 21, 1987)

           INCLUDED IN PART B:
             INCORPORATED BY REFERENCE TO THE ANNUAL REPORTS FOR THE FUNDS, EACH
               DATED AUGUST 31, 1995, FILED ELECTRONICALLY PURSUANT TO SECTION 30(B)(2) OF THE INVESTMENT COMPANY ACT OF 1940 ARE THE FOLLOWING:
             For:
             EV Classic Greater China Growth Fund
               (Accession No. 0000950109-95-004352)
             EV Marathon Greater China Growth Fund
               (Accession No. 0000950109-95-004353)
             EV Traditional Greater China Growth Fund
               (Accession No. 0000950109-95-004359)
             EV Classic Growth Fund (Accession No. 0000950156-95-000754)
             EV Marathon Growth Fund (Accession No. 0000950156-95-000753)
             EV Traditional Growth Fund (Accession No. 0000950156-95-000752)
             EV Marathon Gold & Natural Resources Fund
               (Accession No. 0000950156-95-000755)

              The Financial Statements for the above-referenced Funds for the time periods set forth in the Funds' Annual Reports dated August 31, 1995 include:
                  Portfolio of Investments (for EV Marathon Gold & Natural
                    Resources Fund only)
                  Statement of Assets and Liabilities
                  Statement of Operations
                  Statements of Changes in Net Assets
                  Financial Highlights
                  Notes to Financial Statements
                  Independent Auditors' Report


           INCORPORATED BY REFERENCE TO THEIR ANNUAL REPORTS, EACH DATED AUGUST
             31, 1995, FILED ELECTRONICALLY PURSUANT TO SECTION 30(B)(2) OF THE INVESTMENT COMPANY ACT OF 1940 ARE THE FOLLOWING:


         For:
         Greater China Growth Portfolio (Accession No. 0000950109-95-004360) Growth Portfolio (Accession No. 0000950156-95-000760)

           The Financial Statements for the above-referenced Portfolios for the time periods set forth in the Funds' Annual Reports dated August 31, 1995 include:

               Portfolio of Investments
               Statement of Assets and Liabilities
               Statement of Operations
               Statement of Changes in Net Assets
               Supplementary Data
               Notes to Financial Statements
               Independent Auditors' Report

            (B) EXHIBITS:

            (1)(a)  Declaration of Trust dated May 25, 1989.      Filed as Exhibit (1)(a) to Post-Effective
                                                                  Amendment No. 59 and incorporated herein by
                                                                  reference.
               (b)  Amendment to the Declaration of Trust         Filed as Exhibit (1)(b) to Post-Effective
                    dated August 18, 1992.                        Amendment No. 59 and incorporated herein by
                                                                  reference.


               (c)  Amendment and Restatement of                  Filed herewith.
                    Establishment and Designation of Series
                    of Shares dated October 23, 1995.


            (2)(a)  By-Laws                                       Filed as Exhibit (2)(a) to Post-Effective
                                                                  Amendment No. 59 and incorporated herein by
                                                                  reference.

               (b)  Amendment to By-Laws dated December 13,       Filed as Exhibit (2)(b) to Post-Effective
                    1993.                                         Amendment No. 59 and incorporated herein by
                                                                  reference.

            (3)     Not applicable

            (4)     Not applicable

            (5)(a)  Investment Advisory Agreement with Eaton      Filed as Exhibit (5)(a) to Post-Effective
                    Vance Management for EV Marathon Gold &       Amendment No. 59 and incorporated herein by
                    Natural Resources Fund dated August 15,       reference.
                    1995.

               (b)  Management Contract with Eaton Vance          Filed as Exhibit (5)(b) to Post-Effective
                    Management for Eaton Vance Greater China      Amendment No. 59 and incorporated herein by
                    Growth Fund.                                  reference.

               (c)  Management Contract with Eaton Vance          Filed as Exhibit (5)(c) to Post-Effective
                    Management for EV Marathon Greater China      Amendment No. 59 and incorporated herein by
                    Growth Fund dated June 7, 1993.               reference.

               (d)  Management Contract with Eaton Vance          Filed as Exhibit (5)(d) to Post-Effective
                    Management for EV Classic Greater China       Amendment No. 59 and incorporated herein by
                    Growth Fund dated December 17, 1993.          reference.

               (e)  Management Contract with Eaton Vance          Filed herewith.
                    Management for EV Marathon Information
                    Age Fund.

               (f)  Management Contract with Eaton Vance          Filed herewith.
                    Management for EV Traditional
                    Information Age Fund.

               (g)  Management Contract with Eaton Vance          Filed herewith.
                    Management for EV Classic Information
                    Age Fund.

           (6)(a)(1)Distribution Agreement with Eaton Vance       Filed as Exhibit (6)(a)(1) to Post-Effective
                    Distributors, Inc. dated August 30,           Amendment No. 59 and incorporated herein by
                    1989.                                         reference.

              (a)(2)Distribution Agreement with Eaton Vance       Filed as Exhibit (6)(a)(2) to Post-Effective
                    Distributors, Inc. for Eaton Vance            Amendement No. 59 and incorporated herein by
                    Greater China Growth Fund.                    reference.

              (a)(3)Distribution Agreement with Eaton Vance       Filed as Exhibit (6)(a)(3) to Post-Effective
                    Distributors, Inc. for EV Marathon            Amendment No. 59 and incorporated herein by
                    Greater China Growth Fund dated June          reference.
                    7,1993.

              (a)(4)Distribution Agreement with Eaton Vance       Filed as Exhibit (6)(a)(4) to Post-Effective
                    Distributors, Inc. for EV Classic             Amendment No. 59 and incorporated herein by
                    Greater China Growth Fund.                    reference.

              (a)(5)Distribution Agreement with Eaton Vance       Filed as Exhibit (6)(a)(5) to Post-Effective
                    Distributors, Inc. for EV Classic Growth      Amendment No. 59 and incorporated herein by
                    Fund.                                         reference.

              (a)(6)Distribution Agreement with Eaton Vance       Filed as Exhibit (6)(a)(6) to Post-Effective
                    Distributors, Inc. for EV Marathon            Amendment No. 59 and incorporated herein by
                    Growth Fund.                                  reference.

              (a)(7)Distribution Agreement with Eaton Vance       Filed herewith.
                    Distributors, Inc. for EV Marathon
                    Information Age Fund.

              (a)(8)Distribution Agreement with Eaton Vance       Filed herewith.
                    Distributors, Inc. for EV Traditional
                    Information Age Fund.

              (a)(9)Distribution Agreement with Eaton Vance       Filed as Exhibit (6)(a)(9) to Post-Effective
                    Distributors, Inc. for EV Marathon Gold       Amendment No. 59 and incorporated herein by
                    & Natural Resources Fund dated August         reference.
                    15, 1995.

             (a)(10)Distribution Agreement with Eaton Vance       Filed herewith.
                    Distributors, Inc. for EV Classic
                    Information Age Fund

              (b)   Selling  Group Agreements between Eaton       Filed herewith.
                    Vance Distributors, Inc. and Authorized
                    Firms.

              (c)   Schedule of Dealer Discounts and Sales        Filed as Exhibit (6)(c) to Post-Effective
                    Charges.                                      Amendment No. 59 and incorporated herein by
                                                                  reference.

           (7)      The Securities and Exchange Commission
                    has granted the Registrant an exemptive
                    order that permits the Registrant to
                    enter into deferred compensation
                    arrangements with its indepen- dent
                    Trustees. See in the Matter of Capital
                    Exchange Fund, Inc., Release No. IC-
                    20671 (November 1, 1994).

           (8)(a)   Custodian Agreement with Investors Bank       Filed as Exhibit (8) to Post-Effective Amendment
                    & Trust Company dated November 7, 1994.       No. 59 and incorporated herein by reference.


              (b)   Amendment to Custodian Agreement witn         Filed herewith.
                    Investors Bank & Trust Company dated
                    October 23, 1995.


           (9)(a)   Administrative Services Agreement with        Filed as Exhibit (9)(a) to Post-Effective
                    Eaton Vance Management for EV                 Amendment No. 59 and incorporated herein by
                    Traditional Growth Fund.                      reference.

              (b)   Administrative Services Agreement with        Filed as Exhibit (9)(b) to Post-Effective
                    Eaton Vance Management for EV Classic         Amendment No. 59 and incorporated herein by
                    Growth Fund.                                  reference.

              (c)   Administrative Services Agreement with        Filed as Exhibit (9)(c) to Post-Effective
                    Eaton Vance Management for EV Marathon        Amendment No. 59 and incorporated herein by
                    Growth Fund.                                  reference.

              (d)   Transfer Agency Agreement dated June 7,       Filed as Exhibit (9)(d) to Post-Effective
                    1989.                                         Amendment No. 59 and incorporated herein by
                                                                  reference.

              (e)   Amendment to Transfer Agency Agreeement       Filed as Exhibit (9)(e) to Post-Effective
                    dated February 1, 1993.                       Amendment No. 59 and incorporated herein by
                                                                  reference.

          (10)      Opinion of Counsel                            Filed herewith.

          (11)(a)   Consent of Independent Auditors for EV        Filed herewith.
                    Classic Greater China Growth Fund.

              (b)   Consent of Independent Auditors for EV        Filed herewith.
                    Marathon Greater China Growth Fund

              (c)   Consent of Independent Auditors for EV        Filed herewith.
                    Traditional Greater China Growth Fund.

              (d)   Consent of Independent Auditors for EV        Filed herewith.
                    Classic Growth Fund.

              (e)   Consent of Independent Auditors for EV        Filed herewith.
                    Marathon Growth Fund.

              (f)   Consent of Independent Auditors for EV        Filed herewith.
                    Traditional Growth Fund.

              (g)   Consent of Independent Auditors for EV        Filed herewith.
                    Marathon Gold & Natural Resources Fund.

          (12)      Not applicable

          (13)      Not applicable

          (14)   (1)Vance, Sanders Profit Sharing Retirement      Filed as Exhibit (8)(b)(1) to Post-Effective
                    Plan for Self-Employed Persons with           Amendment No. 28 and incorporated herein by
                    Adoption Agreement and instructions.          reference.

                 (2)Eaton & Howard, Vance Sanders Defined         Filed as Exhibit (14)(2) to Post-Effective
                    Contribution Prototype Plan and Trust         Amendment No. 29 and incorporated herein by
                    with Adoption Agreements:                     reference.

                    (1) Basic Profit-Sharing Retirement
                        Plan.

                    (2) Basic Money Purchase Pension Plan.

                    (3) Thrift Plan Qualifying as Profit-
                        Sharing Plan.

                    (4) Thrift Plan Qualifying as Money
                        Purchase Plan.

                    (5) Integrated Profit-Sharing Retirement
                        Plan.

                    (6) Integrated Money Purchase Pension
                        Plan.

                 (3)Individual Retirement Custodian Account       Filed as Exhibit 18 to Post-Effective Amendment
                    (Form 5305A) and Instructions.                No. 24 on Form S-5, File #2-22019  and
                                                                  incorporated herein by reference.

          (15)(a)   Service Plan dated July 7, 1993 pursuant      Filed as Exhibit (15)(a) to Post-Effective
                    to Rule 12b-1 under the Investment            Amendment No. 59 and incorporated herein by
                    Company Act of 1940 for EV Traditional        reference.
                    Growth Fund.

              (b)   Distribution Plan pursuant to Rule 12b-1      Filed as Exhibit (15)(b) to Post-Effective
                    under the Investment Company Act of 1940      Amendment No. 59 and incorporated herein by
                    for Eaton Vance Greater China Growth          reference.
                    Fund.

              (c)   Distribution Plan pursuant to Rule 12b-1      Filed as Exhibit (15)(c) to Post-Effective
                    under the Investment Company Act of 1940      Amendment No. 59 and incorporated herein by
                    for EV Marathon Greater China Growth          reference.
                    Fund dated June 7, 1993.

              (d)   Distribution Plan pursuant to Rule 12b-1      Filed as Exhibit (15)(d) to Post-Effective
                    under the Investment Company Act of 1940      Amendment No. 59 and incorporated herein by
                    for EV Classic Greater China Growth           reference.
                    Fund.

              (e)   Distribution Plan for EV Classic Growth       Filed as Exhibit (15)(e) to Post-Effective
                    Fund pursuant to Rule 12b-1 under the         Amendment No. 59 and incorporated herein by
                    Investment Company Act of 1940.               reference.

              (f)   Distribution Plan for EV Marathon Growth      Filed as Exhibit (15)(f) to Post-Effective
                    Fund pursuant to Rule 12b-1 under the         Amendment No. 59 and incorporated herein by
                    Investment Company Act of 1940.               reference.

              (g)   Distribution Plan pursuant to Rule 12b-1      Filed herewith.
                    under the Investment Company Act of
                    1940, for EV Marathon Information Age
                    Fund.

              (h)   Distribution Plan pursuant to Rule 12b-1      Filed herewith.
                    under the Investment Company Act of 1940
                    for EV Traditional Information Age Fund.

              (i)   Distribution Plan pursuant to Rule 12b-1      Filed as Exhibit (15)(i) to Post-Effective
                    under the Investment Company Act of 1940      Amendment No. 59 and incorporated herein by
                    for EV Marathon Gold & Natural Resources      reference.
                    Fund dated June 19, 1995.

              (j)   Distribution Plan pursuant to Rule 12b-1      Filed herewith.
                    under the Investment Company Act of 1940
                    for EV Classic Information Age Fund.

          (16)      Schedule for Computation of Performance       Filed herewith.
                    Quotations.

          (17)(a)   Power of Attorney dated August 7, 1995        Filed as Exhibit (17)(a) to Post-Effective
                    for Eaton Vance Growth Trust.                 Amendment No. 59 and incorporated herein by
                                                                  reference.

              (b)   Power of Attorney dated March 30, 1993        Filed as Exhibit (17)(b) to Post-Effective
                    for Greater China Growth Portfolio.           Amendment No. 59 and incorporated herein by
                                                                  reference.

              (c)   Power of Attorney dated August 7, 1995        Filed as Exhibit (17)(c) to Post-Effective
                    for Growth Portfolio.                         Amendment No. 59 and incorporated herein by
                                                                  reference.


              (d)   Power of Attorney dated June 19, 1995         Filed herewith.
                    for Information Age Portfolio.



ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

    Not applicable

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES


                                                                     (2)
                                                              NUMBER OF RECORD
                          (1)                                    HOLDERS AS OF
                    TITLE OF CLASS                            NOVEMBER 30, 1995
                    --------------                            -----------------
Shares of beneficial interest without par value
  EV Classic Greater China Growth Fund                               1,204
  EV Marathon Greater China Growth Fund                             27,447
  EV Traditional Greater China Growth Fund                          19,136
  EV Classic Growth Fund                                                22
  EV Marathon Growth Fund                                              223
  EV Traditional Growth Fund                                        10,938
  EV Marathon Gold & Natural Resources Fund                            911
  EV Classic Information Age Fund                                        6
  EV Marathon Information Age Fund                                     779
  EV Traditional Information Age Fund                                  550


ITEM 27.  INDEMNIFICATION

    No change from the information set forth in Item 27 of Form N-1A, filed as Post-Effective Amendment No. 41 to the Registration Statement under the Securities Act of 1933 and Amendment No. 14 under the Investment Company Act of 1940, which information is incorporated herein by reference.

    Registrant's Trustees and officers are insured under a standard mutual fund errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their capacities as such.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

    Reference is made to the information set forth under the caption "Investment Adviser and Administrator" in the Statement of Additional Information, which information is incorporated herein by reference.

ITEM 29.  PRINCIPAL UNDERWRITER

    (A) Registrant's principal underwriter, Eaton Vance Distributors, Inc., a wholly-owned subsidiary of Eaton Vance Management, is the principal underwriter for each of the investment companies named below:

EV Classic Alabama Tax Free Fund                        EV Classic Senior Floating-Rate Fund
EV Classic Arizona Tax Free Fund                        EV Classic South Carolina Tax Free Fund
EV Classic Arkansas Tax Free Fund                       EV Classic Special Equities Fund
EV Classic California Limited Maturity                  EV Classic Stock Fund
  Tax Free Fund                                         EV Classic Strategic Income Fund
EV Classic California Municipals Fund                   EV Classic Tennessee Tax Free Fund
EV Classic Colorado Tax Free Fund                       EV Classic Texas Tax Free Fund
EV Classic Connecticut Limited Maturity                 EV Classic Total Return Fund
   Tax Free Fund                                        EV Classic Virginia Tax Free Fund
EV Classic Connecticut Tax Free Fund                    EV Classic West Virginia Tax Free Fund
EV Classic Florida Insured Tax Free Fund                EV Marathon Alabama Tax Free Fund
EV Classic Florida Limited Maturity                     EV Marathon Arizona Limited Maturity
  Tax Free Fund                                           Tax Free Fund
EV Classic Florida Tax Free Fund                        EV Marathon Arizona Tax Free Fund
EV Classic Georgia Tax Free Fund                        EV Marathon Arkansas Tax Free Fund
EV Classic Government Obligations Fund                  EV Marathon California Limited Maturity
EV Classic Greater China Growth Fund                      Tax Free Fund
EV Classic Growth Fund                                  EV Marathon California Municipals Fund
EV Classic Hawaii Tax Free Fund                         EV Marathon Colorado Tax Free Fund
EV Classic High Income Fund                             EV Marathon Connecticut Limited Maturity
EV Classic Information Age Fund                           Tax Free Fund
EV Classic Investors Fund                               EV Marathon Connecticut Tax Free Fund
EV Classic Kansas Tax Free Fund                         EV Marathon Emerging Markets Fund
EV Classic Kentucky Tax Free Fund                       Eaton Vance Equity - Income Trust
EV Classic Louisiana Tax Free Fund                      EV Marathon Florida Insured Tax Free Fund
EV Classic Maryland Tax Free Fund                       EV Marathon Florida Limited Maturity
EV Classic Massachusetts Limited Maturity                 Tax Free Fund
  Tax Free Fund                                         EV Marathon Florida Tax Free Fund
EV Classic Massachusetts Tax Free Fund                  EV Marathon Georgia Tax Free Fund
EV Classic Michigan Limited Maturity                    EV Marathon Gold & Natural Resources Fund
  Tax Free Fund                                         EV Marathon Government Obligations Fund
EV Classic Michigan Tax Free Fund                       EV Marathon Greater China Growth Fund
EV Classic Minnesota Tax Free Fund                      EV Marathon Greater India Fund
EV Classic Mississippi Tax Free Fund                    EV Marathon Growth Fund
EV Classic Missouri Tax Free Fund                       EV Marathon Hawaii Tax Free Fund
EV Classic National Limited Maturity Tax Free Fund      EV Marathon High Income Fund
EV Classic National Municipals Fund                     EV Marathon High Yield Municipals Fund
EV Classic New Jersey Limited Maturity                  EV Marathon Information Age Fund
  Tax Free Fund                                         EV Marathon Investors Fund
EV Classic New Jersey Tax Free Fund                     EV Marathon Kansas Tax Free Fund
EV Classic New York Limited Maturity                    EV Marathon Kentucky Tax Free Fund
  Tax Free Fund                                         EV Marathon Louisiana Tax Free Fund
EV Classic New York Tax Free Fund                       EV Marathon Maryland Tax Free Fund
EV Classic North Carolina Tax Free Fund                 EV Marathon Massachusetts Limited Maturity
EV Classic Ohio Limited Maturity Tax Free Fund            Tax Free Fund
EV Classic Ohio Tax Free Fund                           EV Marathon Massachusetts Tax Free Fund
EV Classic Oregon Tax Free Fund                         EV Marathon Michigan Limited Maturity
EV Classic Pennsylvania Limited Maturity                  Tax Free Fund
  Tax Free Fund                                         EV Marathon Michigan Tax Free Fund
EV Classic Pennsylvania Tax Free Fund                   EV Marathon Minnesota Tax Free Fund
EV Classic Rhode Island Tax Free Fund                   EV Marathon Mississippi Tax Free Fund

EV Marathon Missouri Tax Free Fund                      EV Traditional Emerging Markets Fund
EV Marathon National Limited Maturity                   EV Traditional Florida Insured Tax Free Fund
  Tax Free Fund                                         EV Traditional Florida Limited Maturity
EV Marathon National Municipals Fund                      Tax Free Fund
EV Marathon New Jersey Limited Maturity                 EV Traditional Florida Tax Free Fund
  Tax Free Fund                                         EV Traditional Government Obligations Fund
EV Marathon New Jersey Tax Free Fund                    EV Traditional Greater China Growth Fund
EV Marathon New York Limited Maturity                   EV Traditional Greater India Fund
  Tax Free Fund                                         EV Traditional Growth Fund
EV Marathon New York Tax Free Fund                      EV Traditional High Income Fund
EV Marathon North Carolina Limited Maturity             EV Traditional High Yield Municipals Fund
  Tax Free Fund                                         Eaton Vance Income Fund of Boston
EV Marathon North Carolina Tax Free Fund                EV Traditional Information Age Fund
EV Marathon Ohio Limited Maturity Tax Free Fund         EV Traditional Investors Fund
EV Marathon Ohio Tax Free Fund                          Eaton Vance Municipal Bond Fund L.P.
EV Marathon Oregon Tax Free Fund                        EV Traditional National Limited Maturity
EV Marathon Pennsylvania Limited Maturity                 Tax Free Fund
  Tax Free Fund                                         EV Traditional National Municipals Fund
EV Marathon Pennsylvania Tax Free Fund                  EV Traditional New Jersey Tax Free Fund
EV Marathon Rhode Island Tax Free Fund                  EV Traditional New York Limited Maturity
EV Marathon Strategic Income Fund                         Tax Free Fund
EV Marathon South Carolina Tax Free Fund                EV Traditional New York Tax Free Fund
EV Marathon Special Equities Fund                       EV Traditional Pennsylvania Tax Free Fund
EV Marathon Stock Fund                                  EV Traditional Special Equities Fund
EV Marathon Tennessee Tax Free Fund                     EV Traditional Stock Fund
EV Marathon Texas Tax Free Fund                         EV Traditional Total Return Fund
EV Marathon Total Return Fund                           Eaton Vance Cash Management Fund
EV Marathon Virginia Limited Maturity                   Eaton Vance Liquid Assets Trust
  Tax Free Fund                                         Eaton Vance Money Market Fund
EV Marathon Virginia Tax Free Fund                      Eaton Vance Prime Rate Reserves
EV Marathon West Virginia Tax Free Fund                 Eaton Vance Short-Term Treasury Fund
EV Traditional California Municipals Fund               Eaton Vance Tax Free Reserves
EV Traditional Connecticut Tax Free Fund                Massachusetts Municipal Bond Portfolio

    (b)

               (1)                                      (2)                                     (3)
       NAME AND PRINCIPAL                      POSITIONS AND OFFICES                   POSITIONS AND OFFICE
        BUSINESS ADDRESS                     WITH PRINCIPAL UNDERWRITER                   WITH REGISTRANT
       ------------------                    --------------------------                --------------------
James B. Hawkes*                         Vice President and Director                   President and Trustee
William M. Steul*                        Vice President and Director                   None
Wharton P. Whitaker*                     President and Director                        None
Howard D. Barr                           Vice President                                None
  2750 Royal View Court
  Oakland, Michigan
Nancy E. Belza                           Vice President                                None
  463-1 Buena Vista East
  San Francisco, California
Chris Berg                               Vice President                                None
  45 Windsor Lane
  Palm Beach Gardens, Florida
H. Day Brigham, Jr.*                     Vice President                                None
Susan W. Bukima                          Vice President                                None
  106 Princess Street
  Alexandria, Virginia
Jeffrey W. Butterfield                   Vice President                                None
  9378 Mirror Road
  Columbus, Indiana
Mark A. Carlson*                         Vice President                                None
Jeffrey Chernoff                         Vice President                                None
  115 Concourse West
  Bright Waters, New York
James S. Comforti                        Vice President                                None
  1859 Crest Drive
  Encinitas, California
Mark P. Doman                            Vice President                                None
  107 Pine Street
  Philadelphia, Pennsylvania
Michael A. Foster                        Vice President                                None
  850 Kelsey Court
  Centerville, Ohio
William M. Gillen                        Vice President                                None
  280 Rea Street
  North Andover, Massachusetts
Hugh S. Gilmartin                        Vice President                                None
  1531-184th Avenue, NE
  Bellevue, Washington
Richard E. Houghton*                     Vice President                                None
Brian Jacobs*                            Senior Vice President                         None
Stephen D. Johnson                       Vice President                                None
  13340 Providence Lake Drive
  Alpharetta, Georgia
Thomas J. Marcello                       Vice President                                None
  553 Belleville Avenue
  Glen Ridge, New Jersey
Timothy D. McCarthy                      Vice President                                None
  9801 Germantown Pike
  Lincoln Woods Apt. 416
  Lafayette Hill, Pennsylvania
Morgan C. Mohrman*                       Senior Vice President                         None

James A. Naughton*                       Vice President                                None

James L. O'Connor*                       Vice President                                Treasurer
Thomas Otis*                             Secretary and Clerk                           Secretary
George D. Owen                           Vice President                                None
  1911 Wildwood Court
  Blue Springs, Missouri
F. Anthony Robinson                      Vice President                                None
  510 Gravely Hill Road
  Wakefield, Rhode Island
Benjamin A. Rowland, Jr.*                Vice President,                               None
                                           Treasurer and Director
John P. Rynne*                           Vice President                                None
George V.F. Schwab, Jr.                  Vice President                                None
  9501 Hampton Oaks Lane
  Charlotte, North Carolina
Cornelius J. Sullivan*                   Vice President                                None
David M. Thill                           Vice President                                None
  126 Albert Drive
  Lancaster, New York
Chris Volf                               Vice President                                None
  6517 Thoroughbred Loop
  Odessa, Florida
Donald E. Webber*                        Senior Vice President                         None
Sue Wilder                               Vice President                                None
  141 East 89th Street
  New York, New York
----------
*Address is 24 Federal Street, Boston, MA 02110

    (c) Not applicable

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

    All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant's custodian, Investors Bank & Trust Company, 89 South Street, Boston, MA 02111, and its transfer agent, First Data Investor Services Group, 53 State Street, Boston, MA 02104, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of Eaton Vance Management, 24 Federal Street, Boston, MA 02110. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Eaton Vance Management.

ITEM 31.  MANAGEMENT SERVICES

    Not applicable

ITEM 32.  UNDERTAKINGS

    The Registrant undertakes to file a Post-Effective Amendment on behalf of EV Classic Information Age Fund, using financial statements which need not be certified, within four to six months from the effective date of Post-Effective Amendment No. 60.

    The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the latest annual report to shareholders, upon request and without charge.

                                  SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 28th day of December, 1995.

                                             EATON VANCE GROWTH TRUST

                                             By /s/ JAMES B. HAWKES
                                                ----------------------------
                                                    JAMES B. HAWKES, President

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

       SIGNATURE                        TITLE                         DATE
       ---------                        -----                         ----


                              President, Principal Executive
/s/ JAMES B. HAWKES            Officer and Trustee             December 28, 1995
----------------------------
    JAMES B. HAWKES

                               Treasurer and Principal
                                Financial and Accounting
/s/ JAMES L. O'CONNOR           Officer                        December 28, 1995
----------------------------
    JAMES L. O'CONNOR

    DONALD R. DWIGHT*          Trustee                         December 28, 1995
----------------------------
    DONALD R. DWIGHT

    SAMUEL L. HAYES, III*      Trustee                         December 28, 1995
----------------------------
    SAMUEL L. HAYES, III

    NORTON H. REAMER*          Trustee                         December 28, 1995
----------------------------
    NORTON H. REAMER

    JOHN L. THORNDIKE*         Trustee                         December 28, 1995
----------------------------
    JOHN L. THORNDIKE

    JACK L. TREYNOR*           Trustee                         December 28, 1995
----------------------------
    JACK L. TREYNOR

*Signed by: /s/ H. DAY BRIGHAM, JR.
            ------------------------
            As Attorney-in-fact

                                  SIGNATURES

    Greater China Growth Portfolio has duly caused this Amendment to the Registration Statement on Form N-1A of Eaton Vance Growth Trust (File No. 2-22019) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and the Commonwealth of Massachusetts, on the 28th day of December, 1995.


                                            GREATER CHINA GROWTH PORTFOLIO

                                            By  HON. ROBERT LLOYD GEORGE*
                                                ----------------------------
                                                HON. ROBERT LLOYD GEORGE,
                                                 President

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

       SIGNATURE                        TITLE                         DATE
       ---------                        -----                         ----


                               President, Principal
                                Executive Officer and
    HON. ROBERT LLOYD GEORGE*   Trustee                        December 28, 1995
----------------------------
    HON. ROBERT LLOYD GEORGE

                               Treasurer and Principal
                                Financial and Accounting
/s/ JAMES L. O'CONNOR           Officer                        December 28, 1995
----------------------------
    JAMES L. O'CONNOR

/s/ JAMES B. HAWKES            Trustee                         December 28, 1995
----------------------------
    JAMES B. HAWKES

    SAMUEL L. HAYES, III*      Trustee                         December 28, 1995
----------------------------
    SAMUEL L. HAYES, III

    STUART HAMILTON LECKIE*    Trustee                         December 28, 1995
----------------------------
    STUART HAMILTON LECKIE

    HON. EDWARD K.Y. CHEN*     Trustee                         December 28, 1995
----------------------------
    HON. EDWARD K.Y. CHEN

*Signed by: /s/ H. DAY BRIGHAM, JR.
            ------------------------
            As Attorney-in-fact

                                  SIGNATURES

   Growth Portfolio has duly caused this Amendment to the Registration Statement on Form N-1A of Eaton Vance Growth Trust (File No. 2-22019) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and the Commonwealth of Massachusetts, in the 28th day of December, 1995.

                                             GROWTH PORTFOLIO

                                             By /s/ JAMES B. HAWKES
                                                ----------------------------
                                                    JAMES B. HAWKES, President

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

       SIGNATURE                        TITLE                         DATE
       ---------                        -----                         ----

                              President, Principal Executive
/s/ JAMES B. HAWKES            Officer and Trustee             December 28, 1995
----------------------------
    JAMES B. HAWKES

                               Treasurer and Principal
                                Financial and Accounting
/s/ JAMES L. O'CONNOR           Officer                        December 28, 1995
----------------------------
    JAMES L. O'CONNOR

    DONALD R. DWIGHT*          Trustee                         December 28, 1995
----------------------------
    DONALD R. DWIGHT

    SAMUEL L. HAYES, III*      Trustee                         December 28, 1995
----------------------------
    SAMUEL L. HAYES, III

    NORTON H. REAMER*          Trustee                         December 28, 1995
----------------------------
    NORTON H. REAMER

    JOHN L. THORNDIKE*         Trustee                         December 28, 1995
----------------------------
    JOHN L. THORNDIKE

    JACK L. TREYNOR*           Trustee                         December 28, 1995
----------------------------
    JACK L. TREYNOR

*Signed by: /s/ H. DAY BRIGHAM, JR.
            ------------------------
            As Attorney-in-fact

                                EXHIBIT INDEX

                                                                       PAGE IN
                                                                      SEQUENTIAL
                                                                       NUMBERING
EXHIBIT NO.                    DESCRIPTION                              SYSTEM
-----------                    -----------                            ----------

 (1)(c)     Amendment and Restatement of Establishment and
            Designation of Series dated October 23, 1995.


 (5)(e) Management Contract with Eaton Vance Management for EV Marathon Information Age Fund.

    (f) Management Contract with Eaton Vance Management for EV Traditional Information Age Fund.

    (g) Management Contract with Eaton Vance Management for EV Classic Information Age Fund.


 (6)(a)(7)  Distribution Agreement with Eaton Vance Distributors,
            Inc. for EV Marathon Information Age Fund.

    (a)(8)  Distribution Agreement with Eaton Vance Distributors,
            Inc. for EV Traditional Information Age Fund.

    (a)(10) Distribution Agreement with Eaton Vance Distributors,
            Inc. for EV Classic Information Age Fund.

    (b)     Selling Group Agreements between Eaton Vance
            Distributors, Inc. and Authorized Firms.

 (8)(a) Amendment to Custodian Agreement with Investors Bank & Trust Company dated October 23, 1995.

(10)        Opinion of Counsel.

(11)(a)     Consent of Independent Auditors for EV Classic Greater
            China Growth Fund.

    (b)     Consent of Independent Auditors for EV Marathon
            Greater China Growth Fund.

    (c)     Consent of Independent Auditors for EV Traditional
            Greater China Growth Fund.

    (d)     Consent of Independent Auditors for EV Classic Growth
            Fund.

    (e)     Consent of Independent Auditors for EV Marathon Growth
            Fund.

    (f)     Consent of Independent Auditors for EV Traditional
            Growth Fund.

    (g) Consent of Independent Auditors for EV Marathon Gold & Natural Resources Fund.

(15)(g)     Distribution Plan pursuant to Rule 12b-1 under the
            Investment Company Act of 1940 for EV Marathon
            Information Age Fund.

    (h)     Distribution Plan pursuant to Rule 12b-1 under the
            Investment Company Act of 1940 for EV Traditional
            Information Age Fund.


    (j)     Distribution Plan pursuant to Rule 12b-1 under the
            Investment Company Act of 1940 for EV Classic
            Information Age Fund.


(16)        Schedule for Computation of Performance Quotations.


(17)(d)     Power of Attorney dated June 19, 1995 for Information
            Age Portfolio.